VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        14  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       17  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT


An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: EQUITY-INCOME - "INITIAL  13.86%       21.38%        15.34%
CLASS"

Russell 3000 Value             14.39%       23.66%        16.72%

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP EQUITY-INCOME           RUSSELL 3000 VALUE
             00150                       RS008
  1989/06/30      10000.00                    10000.00
  1989/07/31      10583.00                    10647.37
  1989/08/31      10753.04                    10907.00
  1989/09/30      10632.15                    10806.29
  1989/10/31      10018.76                    10398.84
  1989/11/30      10076.01                    10512.57
  1989/12/31      10160.09                    10726.06
  1990/01/31       9473.93                    10051.51
  1990/02/28       9530.07                    10304.44
  1990/03/31       9545.79                    10425.07
  1990/04/30       9214.82                    10021.06
  1990/05/31       9824.50                    10830.99
  1990/06/30       9726.68                    10600.26
  1990/07/31       9488.80                    10487.68
  1990/08/31       8731.10                     9545.64
  1990/09/30       8053.81                     9066.19
  1990/10/31       7848.45                     8917.99
  1990/11/30       8410.97                     9532.62
  1990/12/31       8606.67                     9777.32
  1991/01/31       9068.23                    10236.66
  1991/02/28       9692.69                    10938.98
  1991/03/31       9893.76                    11131.60
  1991/04/30       9939.99                    11214.12
  1991/05/31      10485.53                    11638.23
  1991/06/30      10056.79                    11145.19
  1991/07/31      10626.93                    11600.13
  1991/08/31      10851.24                    11820.32
  1991/09/30      10776.77                    11740.10
  1991/10/31      10956.22                    11930.42
  1991/11/30      10483.97                    11326.52
  1991/12/31      11312.48                    12261.67
  1992/01/31      11465.22                    12346.30
  1992/02/29      11837.53                    12668.73
  1992/03/31      11692.48                    12488.37
  1992/04/30      12058.77                    12975.28
  1992/05/31      12155.17                    13059.53
  1992/06/30      12048.75                    12954.41
  1992/07/31      12417.98                    13453.77
  1992/08/31      12145.91                    13053.78
  1992/09/30      12272.00                    13239.70
  1992/10/31      12418.91                    13275.13
  1992/11/30      12869.44                    13741.55
  1992/12/31      13222.84                    14088.69
  1993/01/31      13617.55                    14525.82
  1993/02/28      13923.45                    14999.14
  1993/03/31      14338.38                    15451.39
  1993/04/30      14278.76                    15239.24
  1993/05/31      14537.11                    15559.58
  1993/06/30      14708.10                    15886.42
  1993/07/31      14908.21                    16072.53
  1993/08/31      15478.52                    16657.09
  1993/09/30      15419.35                    16717.41
  1993/10/31      15560.35                    16742.11
  1993/11/30      15288.42                    16389.03
  1993/12/31      15641.81                    16716.45
  1994/01/31      16330.70                    17345.43
  1994/02/28      15910.15                    16803.76
  1994/03/31      15244.55                    16166.35
  1994/04/30      15769.86                    16461.41
  1994/05/31      15919.95                    16630.29
  1994/06/30      15821.59                    16228.77
  1994/07/31      16350.06                    16712.05
  1994/08/31      17191.29                    17210.64
  1994/09/30      16909.65                    16679.88
  1994/10/31      17256.73                    16854.88
  1994/11/30      16692.72                    16174.01
  1994/12/31      16747.01                    16391.33
  1995/01/31      17008.86                    16834.20
  1995/02/28      17657.41                    17495.55
  1995/03/31      18267.11                    17849.20
  1995/04/30      18775.18                    18409.83
  1995/05/31      19340.97                    19147.18
  1995/06/30      19618.85                    19445.11
  1995/07/31      20373.87                    20125.22
  1995/08/31      20629.41                    20440.96
  1995/09/30      21314.29                    21136.19
  1995/10/31      21069.03                    20863.16
  1995/11/30      21980.00                    21897.68
  1995/12/31      22623.95                    22460.41
  1996/01/31      23281.42                    23107.21
  1996/02/29      23359.62                    23299.44
  1996/03/31      23605.51                    23704.02
  1996/04/30      23912.87                    23847.05
  1996/05/31      24171.05                    24174.47
  1996/06/30      23949.75                    24164.90
  1996/07/31      22781.77                    23212.13
  1996/08/31      23248.96                    23911.96
  1996/09/30      24244.82                    24830.64
  1996/10/31      24638.25                    25720.03
  1996/11/30      26285.71                    27535.57
  1996/12/31      25855.41                    27310.59
  1997/01/31      26863.56                    28540.03
  1997/02/28      27161.15                    28944.22
  1997/03/31      26151.65                    27930.13
  1997/04/30      27079.30                    29026.27
  1997/05/31      28757.26                    30716.06
  1997/06/30      30094.18                    32057.67
  1997/07/31      32290.53                    34363.85
  1997/08/31      30776.27                    33309.23
  1997/09/30      32467.88                    35342.52
  1997/10/31      31281.03                    34357.39
  1997/11/30      32426.95                    35761.96
  1997/12/31      33122.69                    36822.47
  1998/01/31      33040.84                    36287.11
  1998/02/28      35170.33                    38705.64
  1998/03/31      36799.39                    40995.58
  1998/04/30      36799.39                    41262.97
  1998/05/31      36203.04                    40569.99
  1998/06/30      36610.30                    41019.33
  1998/07/31      35708.50                    40073.33
  1998/08/31      30254.05                    34083.42
  1998/09/30      32028.56                    36036.90
  1998/10/31      34399.43                    38684.63
  1998/11/30      35853.95                    40426.19
  1998/12/31      36973.93                    41793.71
  1999/01/31      36857.57                    42026.48
  1999/02/28      36408.91                    41259.45
  1999/03/31      37739.26                    42026.45
  1999/04/30      41088.09                    45945.47
  1999/05/31      39971.81                    45574.45
  1999/06/30      41684.46                    46921.32
IMATRL PRASUN   SHR__CHT 19990630 19990723 102659 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $41,684 - a 316.84% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,921 - a 369.21% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

General Electric Co.            3.7

Citigroup, Inc.                 2.9

BP Amoco PLC sponsored ADR      2.4

Fannie Mae                      2.0

Bank One Corp.                  1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         24.4

ENERGY                          12.4

UTILITIES                       12.0

INDUSTRIAL MACHINERY &          8.9
EQUIPMENT

BASIC INDUSTRIES                6.7

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                 96.9%

Bonds                   1.5%

Short-term Investments  1.6%

* FOREIGN INVESTMENTS   9.1%

Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.6

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Steve Petersen)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. For the six-month period that ended June 30, 1999, the fund outperformed both the Russell 3000 Value Index, which returned 12.27%, and the Standard & Poor's 500 Index, which returned 12.38%. For the 12-month period that ended June 30, 1999, the fund slightly underperformed the Russell 3000 Value Index, which returned 14.39%, and underperformed the S&P 500 Index, which returned 22.76%.

Q. WHY DOES THE FUND NOW COMPARE ITS PERFORMANCE TO THE RUSSELL 3000
VALUE INDEX?

A. The fund focuses on stocks with "value" characteristics, and invests primarily in stocks that pay higher dividends on average than those in the Standard & Poor's 500 Index. The Russell 3000 Value Index, which focuses on large-, mid- and small-cap companies with value characteristics - rather than growth stocks - more closely reflects the fund's investment strategy than the S&P 500 index, which measures the performance of both growth and value stocks.

Q. HOW DID THE INVESTING ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Beginning in the early part of 1999, there was a marked change in investor perception about the prospects for future corporate earnings growth. Value stocks regained favor in the face of growing evidence that the earnings outlook in many cyclical industries showed signs of improving. Many value stocks, which were beaten down over the last couple of years as economic growth slowed throughout the world, performed well as it became apparent that Asian economies were no longer declining and were beginning to recover. It also became apparent that concerns about economic problems in Russia and Eastern Europe affecting the performance of U.S. companies were overblown, and problems in Brazil were not as severe as originally anticipated. Given their previous relative underperformance, many dividend-paying companies had very attractive valuations, and performed well during the period.

Q. ENERGY STOCKS DID VERY WELL. WHAT ACCOUNTED FOR THEIR STRONG
SHOWING?

A. Energy was the most important sector of the marketplace in terms of its contribution to overall fund performance. Oil companies, given the low prices they received over the past year or so for oil, cut back on the development of new properties as well as their reinvestment in existing wells. When world demand for oil began to rebound, particularly in Asia, oil prices jumped. There was also a fair amount of consolidation in the industry, with British Petroleum buying Amoco, Exxon buying Mobil, and Total Fina attempting to buy Elf Aquitaine, which could benefit stock prices. Toward the end of the period, OPEC's move to limit oil production also helped push oil prices up. Fund holdings BP Amoco, Total Fina and energy services company Halliburton all performed well.

Q. FINANCIAL STOCKS ALSO PERFORMED WELL . . .

A. Yes, they made a pretty dramatic recovery from last fall, when many financial services firms suffered with the decline in U.S. and global financial markets. During the period, financial stocks benefited from lower reserves and write-offs that banks were required to take, because default rates and bankruptcies were lower. And, with low interest rates, financial services companies that had investment banking operations found a favorable environment in which to issue corporate debt and undertake merger and acquisition activity. Although there were some market jitters due to the anticipation of an increase in interest rates, when the Fed finally acted at the end of June - and shifted its stance to neutral - investors were relieved. Fund holdings Chase Manhattan, American Express, Bank One and Bank of America all performed well in this environment. Citigroup also performed well, its merger with Travelers helping to broaden and diversify its operations.

Q. WERE THERE DISAPPOINTMENTS?

A. Sure. Philip Morris was a poor performer. Ongoing lawsuits and recent declines in international tobacco volumes hurt the company's performance. However, Philip Morris has very attractive valuations, and I'm still holding the stock. Fannie Mae suffered from investors' perception that higher interest rates are not good for mortgage origination volumes. In addition, 1998 was a record year for mortgage refinancing, and investors also feared that those volumes would slow during 1999. The fund is still holding the stock, and I believe Fannie Mae is a solid company. Another disappointment, Bank of New York, increased its non-lending activities to over 60% of its business. Unlike many other banks, its performance was sluggish, perhaps due to the perception that the growth rate of its custodial and trustee business may have slowed somewhat during 1999.

Q. STEVE, WHAT'S YOUR OUTLOOK?

A. I'm optimistic. The underlying business fundamentals for basic industries look pretty good in that we're seeing better results coming from many more companies than in recent years. Overall business trends also look much better today than they did 12 months ago. My strategy will be to continue to look for companies with excellent underlying financials and interesting business fundamentals, which I believe can perform well over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

START DATE: October 9, 1986

SIZE: as of June 30, 1999, more than $12.5 billion

MANAGER: Stephen Petersen, since 1997; joined
Fidelity in 1980

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.5%

                                 SHARES                       VALUE (NOTE 1)

AEROSPACE & DEFENSE - 4.6%

AEROSPACE & DEFENSE - 3.0%

AlliedSignal, Inc.                1,571,300                   $ 98,991,900

Boeing Co.                        789,100                      34,868,356

Harsco Corp.                      583,300                      18,665,600

Northrop Grumman Corp.            194,300                      12,884,519

Rockwell International Corp.      76,400                       4,641,300

Textron, Inc.                     1,122,400                    92,387,550

United Technologies Corp.         1,639,500                    117,531,656

                                                               379,970,881

DEFENSE ELECTRONICS - 1.3%

Litton Industries, Inc. (a)       642,500                      46,099,375

Raytheon Co.:

Class A                           19,131                       1,317,648

Class B                           1,601,800                    112,726,675

                                                               160,143,698

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            505,700                      34,640,450

TOTAL AEROSPACE & DEFENSE                                      574,755,029

BASIC INDUSTRIES - 6.6%

CHEMICALS & PLASTICS - 3.0%

Arch Chemicals, Inc.              292,600                      7,113,837

Dexter Corp.                      501,400                      20,463,388

Dow Chemical Co.                  116,500                      14,780,938

E.I. du Pont de Nemours and       818,300                      55,900,119
Co.

Eastman Chemical Co.              218,600                      11,312,550

Engelhard Corp.                   287,500                      6,504,688

Great Lakes Chemical Corp.        896,200                      41,281,213

Hanna (M.A.) Co.                  979,200                      16,095,600

Hercules, Inc.                    856,100                      33,655,431

Hoechst AG                        491,100                      22,327,408

IMC Global, Inc.                  1,626,800                    28,672,350

Lyondell Chemical Co.             611,700                      12,616,313

Millennium Chemicals, Inc.        749,200                      17,653,025

Monsanto Co.                      445,600                      17,573,350

Praxair, Inc.                     292,500                      14,314,219

Solutia, Inc.                     1,144,100                    24,383,631

Union Carbide Corp.               497,000                      24,228,750

Witco Corp.                       682,700                      13,654,000

                                                               382,530,810

IRON & STEEL - 0.5%

AK Steel Holding Corp.            148,400                      3,339,000

Allegheny Teledyne, Inc.          511,800                      11,579,475

Dofasco, Inc.                     749,800                      12,225,836

Nucor Corp.                       521,200                      24,724,425

USX-U.S. Steel Group              340,900                      9,204,300

                                                               61,073,036

METALS & MINING - 1.5%

Alcan Aluminium Ltd.              858,000                      27,422,917

Alcoa, Inc.                       1,849,858                    114,459,964



                                 SHARES                       VALUE (NOTE 1)

Kaiser Aluminum Corp. (a)         250,000                     $ 2,218,750

Olin Corp.                        585,200                      7,717,325

Phelps Dodge Corp.                339,200                      21,009,200

Ryerson Tull, Inc.                753,323                      16,996,850

                                                               189,825,006

PACKAGING & CONTAINERS - 0.3%

Ball Corp.                        150,000                      6,337,500

Crown Cork & Seal Co., Inc.       183,700                      5,235,450

Owens-Illinois, Inc. (a)          413,400                      13,513,013

Tupperware Corp.                  576,500                      14,700,750

                                                               39,786,713

PAPER & FOREST PRODUCTS - 1.3%

Bowater, Inc.                     271,800                      12,842,550

Champion International Corp.      776,700                      37,184,513

Domtar, Inc.                      1,072,400                    10,190,989

Fort James Corp.                  99,400                       3,764,775

Georgia-Pacific Corp.             913,400                      43,272,325

Kimberly-Clark Corp.              643,900                      36,702,300

Weyerhaeuser Co.                  240,100                      16,506,875

                                                               160,464,327

TOTAL BASIC INDUSTRIES                                         833,679,892

CONSTRUCTION & REAL ESTATE -
1.8%

BUILDING MATERIALS - 0.5%

American Standard Companies,      49,500                       2,376,000
Inc. (a)

Caradon PLC                       1,228,100                    2,895,938

Fortune Brands, Inc.              91,200                       3,773,400

Masco Corp.                       2,090,800                    60,371,850

                                                               69,417,188

ENGINEERING - 0.2%

EG & G, Inc.                      587,500                      20,929,688

REAL ESTATE INVESTMENT TRUSTS
- 1.1%

Alexandria Real Estate            109,600                      3,425,000
Equities, Inc.

Crescent Real Estate Equities     853,600                      20,273,000
Co.

Duke Realty Investments, Inc.     175,700                      3,964,231

Equity Office Properties Trust    416,800                      10,680,500

Equity Residential Properties     548,700                      24,725,794
Trust (SBI)

Public Storage, Inc.              415,400                      11,631,200

Reckson Associates Realty         62,800                       1,475,800
Corp.

Spieker Properties, Inc.          277,000                      10,768,375

Starwood Hotels & Resorts         1,465,981                    44,804,044
Worldwide, Inc.

Weeks Corp.                       231,900                      7,072,950

                                                               138,820,894

TOTAL CONSTRUCTION & REAL                                      229,167,770
ESTATE

DURABLES - 2.6%

AUTOS, TIRES, & ACCESSORIES -
1.6%

DaimlerChrysler AG (Reg.)         178,837                      15,894,135

Delphi Automotive Systems         293,900                      5,455,519
Corp.

Eaton Corp.                       426,500                      39,238,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Federal-Mogul Corp.               67,500                      $ 3,510,000

Ford Motor Co.                    906,100                      51,138,019

Meritor Automotive, Inc.          629,900                      16,062,450

Navistar International Corp.      76,500                       3,825,000
(a)

Pep Boys-Manny, Moe & Jack        581,100                      12,566,288

TRW, Inc.                         852,300                      46,769,963

                                                               194,459,374

CONSUMER DURABLES - 0.6%

Minnesota Mining &                350,200                      30,445,513
Manufacturing Co.

Snap-On, Inc.                     1,102,000                    39,878,625

                                                               70,324,138

HOME FURNISHINGS - 0.2%

Newell Rubbermaid, Inc.           553,100                      25,719,150

TEXTILES & APPAREL - 0.2%

Liz Claiborne, Inc.               161,700                      5,902,050

NIKE, Inc. Class B                374,700                      23,723,194

                                                               29,625,244

TOTAL DURABLES                                                 320,127,906

ENERGY - 12.3%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                337,200                      11,296,200

Halliburton Co.                   2,407,900                    108,957,475

Schlumberger Ltd.                 906,200                      57,713,613

                                                               177,967,288

OIL & GAS - 10.9%

Amerada Hess Corp.                709,400                      42,209,300

Anadarko Petroleum Corp.          587,900                      21,642,069

Apache Corp.                      263,000                      10,257,000

Atlantic Richfield Co.            183,600                      15,342,075

BP Amoco PLC sponsored ADR        2,834,819                    307,577,862

Burlington Resources, Inc.        922,100                      39,880,825

Chevron Corp.                     1,409,471                    134,164,021

Conoco, Inc. Class A              721,200                      20,103,450

Elf Aquitaine SA sponsored ADR    943,100                      69,376,794

Exxon Corp.                       1,940,100                    149,630,213

Mobil Corp.                       446,100                      44,163,900

Occidental Petroleum Corp.        1,854,000                    39,165,750

Phillips Petroleum Co.            575,300                      28,944,781

Royal Dutch Petroleum Co. (NY     2,218,600                    133,670,650
Registry Gilder 1.25)

Santa Fe Snyder Corp. (a)         248,353                      1,893,692

Texaco, Inc.                      660,000                      41,250,000

Tosco Corp.                       449,800                      11,666,688

Total Fina SA:

Class B                           831,600                      107,172,440

sponsored ADR                     865,100                      55,744,881

Ultramar Diamond Shamrock         490,300                      10,694,669
Corp.

Union Pacific Resources           734,700                      11,984,794
Group, Inc.



                                 SHARES                       VALUE (NOTE 1)

Unocal Corp.                      463,983                     $ 18,385,326

USX-Marathon Group                1,621,100                    52,787,069

                                                               1,367,708,249

TOTAL ENERGY                                                   1,545,675,537

FINANCE - 23.3%

BANKS - 9.4%

Bank of America Corp.             3,173,890                    232,685,811

Bank of New York Co., Inc.        4,631,400                    169,914,488

Bank of Nova Scotia               178,900                      3,913,858

Bank One Corp.                    4,054,238                    241,480,551

Chase Manhattan Corp.             1,377,300                    119,308,613

Comerica, Inc.                    1,278,300                    75,978,956

Credit Suisse Group (Reg.)        141,100                      24,484,518

Mellon Bank Corp.                 390,700                      14,211,713

National Bank of Canada           2,211,200                    29,176,290

U.S. Bancorp                      2,928,094                    99,555,196

Wells Fargo & Co.                 3,967,200                    169,597,800

                                                               1,180,307,794

CREDIT & OTHER FINANCE - 7.5%

American Express Co.              1,853,072                    241,130,994

Associates First Capital          3,421,056                    151,595,549
Corp. Class A

Citigroup, Inc.                   7,733,699                    367,350,679

Fleet Financial Group, Inc.       1,373,600                    60,953,500

Household International, Inc.     2,527,647                    119,747,277

                                                               940,777,999

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        3,727,300                    254,854,138

Freddie Mac                       217,400                      12,609,200

SLM Holding Corp.                 412,700                      18,906,819

                                                               286,370,157

INSURANCE - 2.4%

Allstate Corp.                    787,198                      28,240,728

Berkshire Hathaway, Inc.          109                          7,510,100
Class A (a)

Chubb Corp. (The)                 52,700                       3,662,650

Financial Security Assurance      417,871                      21,729,292
Holdings Ltd.

Fremont General Corp.             1,398,448                    26,395,706

Hartford Financial Services       1,508,600                    87,970,238
Group, Inc.

Highlands Insurance Group,        371,100                      3,896,550
Inc. (a)

PMI Group, Inc.                   469,800                      29,509,313

Reliastar Financial Corp.         1,042,895                    45,626,656

Torchmark Corp.                   743,700                      25,378,763

Travelers Property Casualty       620,000                      24,257,500
Corp.  Class A

                                                               304,177,496

SAVINGS & LOANS - 0.8%

Washington Mutual, Inc.           2,898,482                    102,533,801

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.9%

Cendant Corp. (a)                 946,100                     $ 19,395,050

First Marathon, Inc. Class A      526,700                      9,002,188
(non-vtg.)

Franklin Resources, Inc.          496,600                      20,174,375

Lehman Brothers Holdings,         449,800                      28,000,050
Inc.

Nomura Securities Co. Ltd.        1,561,000                    18,246,543

Waddell & Reed Financial, Inc.:

Class A                           394,416                      10,821,789

Class B                           182,132                      4,917,564

                                                               110,557,559

TOTAL FINANCE                                                  2,924,724,806

HEALTH - 5.3%

DRUGS & PHARMACEUTICALS - 3.7%

American Home Products Corp.      300,900                      17,301,750

Bristol-Myers Squibb Co.          1,792,400                    126,252,175

Lilly (Eli) & Co.                 953,600                      68,301,600

Merck & Co., Inc.                 1,665,900                    123,276,600

Schering-Plough Corp.             2,540,830                    134,663,990

                                                               469,796,115

MEDICAL EQUIPMENT & SUPPLIES
- 1.0%

Baxter International, Inc.        375,800                      22,782,875

Becton, Dickinson & Co.           828,800                      24,864,000

Johnson & Johnson                 662,700                      64,944,600

Pall Corp.                        417,600                      9,265,500

                                                               121,856,975

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Beverly Enterprises, Inc. (a)     1,722,000                    13,883,625

Columbia/HCA Healthcare Corp.     2,259,150                    51,536,859

Tenet Healthcare Corp. (a)        459,100                      8,522,044

                                                               73,942,528

TOTAL HEALTH                                                   665,595,618

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.6%

ELECTRICAL EQUIPMENT - 4.8%

Emerson Electric Co.              781,000                      49,105,375

General Electric Co.              4,147,000                    468,610,970

Honeywell, Inc.                   244,600                      28,343,025

Loral Space & Communications      298,700                      5,376,600
Ltd. (a)

Siemens AG                        671,400                      52,082,784

                                                               603,518,754

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.6%

Case Corp.                        421,000                      20,260,625

Caterpillar, Inc.                 134,800                      8,088,000

Coltec Industries, Inc. (a)       1,371,600                    29,746,575

Deere & Co.                       871,300                      34,525,263

Ingersoll-Rand Co.                498,000                      32,183,250



                                 SHARES                       VALUE (NOTE 1)

Kennametal, Inc.                  393,700                     $ 12,204,700

Parker-Hannifin Corp.             525,000                      24,018,750

Tyco International Ltd.           1,705,923                    161,636,204

                                                               322,663,367

POLLUTION CONTROL - 1.2%

Allied Waste Industries, Inc.     592,200                      11,695,950
(a)

Browning-Ferris Industries,       988,598                      42,509,714
Inc.

Ogden Corp.                       508,300                      13,692,331

Republic Services, Inc. Class     588,200                      14,557,950
A

Waste Management, Inc.            1,197,447                    64,362,776

                                                               146,818,721

TOTAL INDUSTRIAL MACHINERY &                                   1,073,000,842
EQUIPMENT

MEDIA & LEISURE - 4.1%

BROADCASTING - 1.8%

CBS Corp. (a)                     1,626,900                    70,668,469

Infinity Broadcasting Corp.       466,300                      13,872,425
Class A

Time Warner, Inc.                 1,948,599                    143,222,027

                                                               227,762,921

ENTERTAINMENT - 1.3%

Disney (Walt) Co.                 1,088,300                    33,533,244

King World Productions, Inc.      457,000                      15,909,313
(a)

Mandalay Resort Group (a)         464,400                      9,810,450

Viacom, Inc. Class B              2,261,400                    99,501,600
(non-vtg.) (a)

                                                               158,754,607

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                   569,800                      15,883,175

LODGING & GAMING - 0.0%

Mirage Resorts, Inc. (a)          309,100                      5,177,425

PUBLISHING - 0.5%

Harcourt General, Inc.            657,900                      33,922,969

Reader's Digest Association,      548,700                      21,810,825
Inc.  Class A (non-vtg.)

                                                               55,733,794

RESTAURANTS - 0.4%

McDonald's Corp.                  1,310,800                    54,152,425

TOTAL MEDIA & LEISURE                                          517,464,347

NONDURABLES - 4.0%

AGRICULTURE - 0.3%

Edperbrascan Corp. Class A        2,699,800                    41,437,417
(ltd. vtg.)

BEVERAGES - 0.4%

Anheuser-Busch Companies,         144,000                      10,215,000
Inc.

PepsiCo, Inc.                     300,500                      11,625,594

Seagram Co. Ltd.                  395,600                      19,838,149

Whitman Corp.                     428,400                      7,711,200

                                                               49,389,943

FOODS - 0.7%

Corn Products International,      401,625                      12,224,461
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Goodman Fielder Ltd.              4,642,110                   $ 4,172,262

Heinz (H.J.) Co.                  498,200                      24,972,275

Nabisco Group Holdings Corp.      449,000                      8,783,563

Nabisco Holdings Corp. Class A    779,200                      33,700,400

                                                               83,852,961

HOUSEHOLD PRODUCTS - 1.1%

Procter & Gamble Co.              307,200                      27,417,600

Unilever NV                       11,071                       748,414

Unilever NV (NY shares)           714,285                      49,821,379

Unilever PLC                      6,090,714                    56,719,999

                                                               134,707,392

TOBACCO - 1.5%

Philip Morris Companies, Inc.     4,833,300                    194,238,244

TOTAL NONDURABLES                                              503,625,957

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              605,600                      12,036,300

RETAIL & WHOLESALE - 3.2%

APPAREL STORES - 0.9%

Charming Shoppes, Inc. (a)        612,800                      3,734,250

Footstar, Inc. (a)                551,800                      20,520,063

Limited, Inc. (The)               1,317,700                    59,790,638

Payless ShoeSource, Inc. (a)      385,000                      20,597,500

TJX Companies, Inc.               350,200                      11,666,038

                                                               116,308,489

GENERAL MERCHANDISE STORES -
2.2%

Consolidated Stores Corp. (a)     2,020,156                    54,544,219

Dayton Hudson Corp.               920,700                      59,845,500

Federated Department Stores,      1,104,400                    58,464,175
Inc. (a)

Hudson's Bay Co.                  185,000                      2,086,894

Hudson's Bay Co. (d)              302,500                      3,412,354

Wal-Mart Stores, Inc.             2,073,200                    100,031,900

                                                               278,385,042

GROCERY STORES - 0.1%

Albertson's, Inc.                 152,700                      7,873,594

TOTAL RETAIL & WHOLESALE                                       402,567,125

SERVICES - 0.8%

LEASING & RENTAL - 0.2%

Ryder Systems, Inc.               766,600                      19,931,600

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       568,400                      21,066,325

Wallace Computer Services,        347,900                      8,697,500
Inc.

                                                               29,763,825

SERVICES - 0.4%

ACNielsen Corp. (a)               636,000                      19,239,000

Dun & Bradstreet Corp.            313,800                      11,120,288



                                 SHARES                       VALUE (NOTE 1)

Manpower, Inc.                    364,500                     $ 8,246,813

Modis Professional Services,      477,700                      6,568,375
Inc. (a)

                                                               45,174,476

TOTAL SERVICES                                                 94,869,901

TECHNOLOGY - 3.8%

COMPUTER SERVICES & SOFTWARE
- 2.2%

Ask Jeeves, Inc.                  2,200                        30,800

Clarent Corp.                     8,200                        123,000

Electronic Data Systems Corp.     706,800                      39,978,375

International Business            860,200                      111,180,850
Machines Corp.

NCR Corp. (a)                     168,300                      8,215,144

Unisys Corp. (a)                  3,018,317                    117,525,718

                                                               277,053,887

COMPUTERS & OFFICE EQUIPMENT
- 1.0%

Compaq Computer Corp.             351,400                      8,323,788

Pitney Bowes, Inc.                1,582,000                    101,643,500

Xerox Corp.                       122,000                      7,205,625

                                                               117,172,913

ELECTRONIC INSTRUMENTS - 0.1%

Thermo Electron Corp. (a)         614,900                      12,336,431

ELECTRONICS - 0.5%

Motorola, Inc.                    561,300                      53,183,175

Texas Instruments, Inc.           83,200                       12,064,000

                                                               65,247,175

TOTAL TECHNOLOGY                                               471,810,406

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.2%

AMR Corp. (a)                     336,700                      22,979,775

Viad Corp.                        275,800                      8,532,563

                                                               31,512,338

RAILROADS - 1.1%

Burlington Northern Santa Fe      2,153,400                    66,755,400
Corp.

CSX Corp.                         1,024,600                    46,427,188

Union Pacific Corp.               409,400                      23,873,138

                                                               137,055,726

TOTAL TRANSPORTATION                                           168,568,064

UTILITIES - 11.1%

CELLULAR - 0.3%

ALLTEL Corp.                      508,900                      36,386,350

ELECTRIC UTILITY - 2.9%

Allegheny Energy, Inc.            1,148,700                    36,830,194

American Electric Power Co.,      997,100                      37,453,569
Inc.

Avista Corp.                      707,500                      11,496,875

Central & South West Corp.        444,000                      10,378,500

CILCORP, Inc.                     128,200                      8,012,500

Cinergy Corp.                     415,000                      13,280,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

CMS Energy Corp.                  379,200                     $ 15,879,000

Consolidated Edison, Inc.         473,450                      21,423,613

DPL, Inc.                         1,059,850                    19,474,744

Duke Energy Corp.                 424,600                      23,087,625

Entergy Corp.                     2,579,800                    80,618,750

Niagara Mohawk Holdings, Inc.     1,434,200                    23,036,838
(a)

PG&E Corp.                        1,551,878                    50,436,035

Pinnacle West Capital Corp.       237,000                      9,539,250

                                                               360,947,493

GAS - 0.3%

Questar Corp.                     955,200                      18,268,200

Sempra Energy                     1,152,084                    26,065,901

                                                               44,334,101

TELEPHONE SERVICES - 7.6%

Ameritech Corp.                   1,792,700                    131,763,450

AT&T Corp.                        4,262,300                    237,889,619

Bell Atlantic Corp.               2,749,540                    179,751,178

BellSouth Corp.                   1,227,600                    57,543,750

GTE Corp.                         1,251,500                    94,801,125

MCI WorldCom, Inc. (a)            1,289,777                    111,001,433

Pathnet, Inc. warrants            520                          5,200
4/15/08 (a)(d)

SBC Communications, Inc.          2,018,400                    117,067,200

Sprint Corp. (FON Group)          513,400                      27,113,938

                                                               956,936,893

TOTAL UTILITIES                                                1,398,604,837

TOTAL COMMON STOCKS                                            11,736,274,337
(Cost $7,994,773,121)

PREFERRED STOCKS - 3.4%



CONVERTIBLE PREFERRED STOCKS
- 3.4%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          460,000                      18,457,500

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     219,200                      3,945,600
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.1%

OIL & GAS - 0.1%

Apache Corp. $2.015 ACES          183,100                      6,683,150

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.6%

Federal-Mogul Financing Trust     490,300                      28,927,700
$3.50



                                 SHARES                       VALUE (NOTE 1)

Union Pacific Capital Trust $:

3.125                             403,200                     $ 20,714,400

3.125 TIDES (d)                   384,500                      19,753,688

                                                               69,395,788

INSURANCE - 0.5%

Aetna, Inc. Class C, $4.7578      760,000                      56,430,000
PRIDES

Conseco, Inc. $3.50 PRIDES        296,800                      11,927,650

                                                               68,357,650

SECURITIES INDUSTRY - 0.0%

Merrill Lynch & Co., Inc.         77,600                       1,585,950
(IMC Global) $2.39 STRYPES

TOTAL FINANCE                                                  139,339,388

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.2%

Loral Space & Communications
Ltd. Series C:

$3.00 (d)                         183,200                      9,251,600

$3.00                             141,700                      7,155,850

                                                               16,407,450

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      530,100                      14,809,669
Rand Finance $0.195 Growth
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                   31,217,119
EQUIPMENT

MEDIA & LEISURE - 1.0%

BROADCASTING - 0.7%

Evergreen Media Corp. $3.00       128,300                      14,145,075
(d)

MediaOne Group, Inc.              249,900                      22,615,950
(Vodafone AirTouch PLC)
$3.63 PIES

MediaOne Group, Inc. Class D      374,200                      55,334,825
$2.25

                                                               92,095,850

ENTERTAINMENT - 0.1%

Premier Parks, Inc. $4.05 PIES    273,300                      18,584,400

PUBLISHING - 0.2%

Readers Digest Automatic          464,700                      16,874,419
Common Exchange Trust $1.93
TRACES

Tribune Co. (The Learning         102,300                      2,877,188
Co., Inc.) $1.75 DECS

                                                               19,751,607

TOTAL MEDIA & LEISURE                                          130,431,857

NONDURABLES - 0.2%

BEVERAGES - 0.2%

Seagram Co. Ltd. $3.76            473,400                      23,699,588

RETAIL & WHOLESALE - 0.0%

GENERAL MERCHANDISE STORES -
0.0%

K mart Financing I $3.875         100,000                      5,850,000

PREFERRED STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

UTILITIES - 0.6%

ELECTRIC UTILITY - 0.6%

Houston Industries, Inc.          285,500                     $ 34,045,875
(Time Warner) $3.216 ACES

NiSource, Inc. $3.875 PIES        299,300                      14,777,938

Texas Utilities Co. $1.6575       465,200                      20,643,250
growth PRIDES

                                                               69,467,063

TOTAL CONVERTIBLE PREFERRED                                    429,091,265
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

California Federal Preferred      31,590                       821,340
Capital Corp. $2.2812

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

CSC Holdings, Inc. 11.125%        21,167                       2,317,787
pay-in-kind

PUBLISHING - 0.0%

PRIMEDIA, Inc. 8.625%             5,975                        543,725

TOTAL MEDIA & LEISURE                                          2,861,512

TOTAL NONCONVERTIBLE                                           3,682,852
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         432,774,117
(Cost $342,734,797)


CORPORATE BONDS - 1.5%

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)

CONVERTIBLE BONDS - 1.1%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Liberty Property LP 8.3%          Ba2         $ 27,985,000                         34,841,325
7/1/01

DURABLES - 0.1%

CONSUMER ELECTRONICS - 0.1%

Matsushita Electric               Aa2    JPY   209,000,000                         2,586,100
Industrial Co. Ltd. 1.4%
3/31/04

Sunbeam Corp. 0% 3/25/18 (d)      Caa2         60,290,000                          10,098,575

                                                                                   12,684,675



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

FINANCE - 0.0%

INSURANCE - 0.0%

Loews Corp. 3.125% 9/15/07        A2          $ 4,320,000                         $ 3,493,800

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.0%

Jacor Communications, Inc. 0%     Ba3          3,370,000                           1,891,413
2/9/18 liquid yield option
notes

PUBLISHING - 0.3%

News America Holdings, Inc.       Baa3         48,470,000                          35,261,925
liquid yield option notes 0%
3/11/13

TOTAL MEDIA & LEISURE                                                              37,153,338

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3           820,000                             774,900
International, Inc.  7%
3/28/01

RETAIL & WHOLESALE - 0.0%

DRUG STORES - 0.0%

Rite Aid Corp. 5.25% 9/15/02      Baa2         250,000                             247,969
(d)

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Softkey International, Inc.       -            1,340,000                           1,309,850
5.5% 11/1/00 (d)

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Quantum Corp.  7% 8/1/04          B2           7,730,000                           7,266,200

ELECTRONICS - 0.2%

Micron Technology, Inc.  7%       B2           17,163,000                          17,634,983
7/1/04

Solectron Corp.  0% 1/27/19       Baa3         15,490,000                          9,081,013
(d)

                                                                                   26,715,996

TOTAL TECHNOLOGY                                                                   35,292,046

UTILITIES - 0.1%

TELEPHONE SERVICES - 0.1%

Telefonos de Mexico SA de CV      BB           9,430,000                           9,736,475
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                            134,224,528

NONCONVERTIBLE BONDS - 0.4%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Lyondell Chemical Co. 9.875%      Ba3          1,340,000                           1,363,450
5/1/07 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

RBF Finance Co. 11.375%           Ba3         $ 1,520,000                         $ 1,573,200
3/15/09 (d)

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Macsaver Financial Services,      Ba1          1,000,000                           852,500
Inc. 7.875% 8/1/03

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Tenet Healthcare Corp. 8.125%     Ba3          2,220,000                           2,097,900
12/1/08

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1           3,340,000                           3,097,850

9.875% 3/1/07                     B1           1,970,000                           2,056,188

Century Communications Corp.,     Ba3          960,000                             422,400
Series B, 0% 1/15/08

Charter Communications            B2           1,670,000                           1,596,938
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09
(d)

CSC Holdings, Inc. 7.875%         Ba2          600,000                             571,116
2/15/18

Falcon Holding Group              B2           1,840,000                           1,285,700
LP/Falcon Funding Corp. 0%
4/15/10 (c)

NTL Communications Corp.          B3           6,470,000                           7,084,650
11.5% 10/1/08

Telewest PLC 0% 10/1/07 (c)       B1           1,780,000                           1,593,100

                                                                                   17,707,942

ENTERTAINMENT - 0.0%

Regal Cinemas, Inc. 8.875%        B3           2,170,000                           1,974,700
12/15/10

LODGING & GAMING - 0.0%

HMH Properties, Inc. 7.875%       Ba2          1,070,000                           984,400
8/1/08

RESTAURANTS - 0.0%

Domino's, Inc. 10.375% 1/15/09    B3           1,120,000                           1,131,200

TOTAL MEDIA & LEISURE                                                              21,798,242



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONDURABLES - 0.0%

HOUSEHOLD PRODUCTS - 0.0%

Revlon Consumer Products          B2          $ 1,960,000                         $ 1,940,400
Corp. 9% 11/1/06

UTILITIES - 0.2%

CELLULAR - 0.1%

Nextel  Communications, Inc.:

0% 10/31/07 (c)                   B2           4,635,000                           3,256,088

12% 11/1/08                       B2           2,090,000                           2,351,250

                                                                                   5,607,338

TELEPHONE SERVICES - 0.1%

GST Network Funding, Inc. 0%      -            1,620,000                           923,400
5/1/08 (c)(d)

ICG Services, Inc. 0% 5/1/08      -            1,395,000                           753,300
(c)

Intermedia Communications,        B2           770,000                             716,100
Inc. 8.6% 6/1/08

Level 3 Communications, Inc.      B3           2,490,000                           1,550,025
0% 12/1/08 (c)

McLeodUSA, Inc. 9.5% 11/1/08      B2           990,000                             992,475

NEXTLINK Communications, Inc.     B3           2,780,000                           2,696,600
9.625% 10/1/07

Pathnet, Inc. 12.25% 4/15/08      -            520,000                             286,000

Rhythms NetConnections, Inc.      B3           1,670,000                           1,561,450
12.75% 4/15/09 (d)

Teligent, Inc. 0% 3/1/08 (c)      Caa1         3,160,000                           1,864,400

WinStar  Communications, Inc.:

0% 10/15/05 (c)                   Caa1         660,000                             577,500

15% 3/1/07                        CCC          840,000                             966,000

                                                                                   12,887,250

TOTAL UTILITIES                                                                    18,494,588

TOTAL NONCONVERTIBLE BONDS                                                         48,120,280

TOTAL CORPORATE BONDS                                                              182,344,808
(Cost $175,647,333)


CASH EQUIVALENTS - 1.6%

                                                 SHARES

Taxable Central Cash Fund (b)                    197,022,830                       197,022,830
(Cost $197,022,830)

TOTAL INVESTMENT IN                                                              $ 12,548,416,092
SECURITIES - 100%
(Cost $8,710,178,081)


SECURITY TYPE ABBREVIATIONS

ACES    - Automatic Common
          Exchange Securities
DECS    - Dividend Enhanced
          Convertible Stock/Debt
          Exchangeable for Common
          Stock
PIES    - Premium Income Equity
          Securities
PRIDES  - Preferred Redeemable
          Increased Dividend
          Equity Securities
STRYPES - Structured Yield
          Product Exchangeable for
          Common Stock
TIDES   - Term Income Deferred
          Equity Securities
TRACES  - Trust Automatic
          Common Exchange Securities

CURRENCY ABBREVIATIONS

JPY     -   Japanese yen

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $74,323,762 or 0.6% of net assets.

(e) Standard & Poor's credit ratings are used in absence of a rating by Moody's Investors Service, Inc.

(f) Principal amount is stated in United States dollars unless otherwise noted.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,387,987,794 and $1,717,759,112, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $216,327 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $8,717,979,460. Net unrealized appreciation aggregated $3,830,436,632, of which $4,111,599,498 related to appreciated investment securities and $281,162,866 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 12,548,416,092
value  (cost $8,710,178,081)
-  See accompanying schedule

Cash                                          10,114

Receivable for investments                    52,384,900
sold

Receivable for fund shares                    3,080,442
sold

Dividends receivable                          19,484,709

Interest receivable                           3,564,442

Other receivables                             1,007,578

 TOTAL ASSETS                                 12,627,948,277

LIABILITIES

Payable for investments        $ 44,331,406
purchased

Payable for fund shares         9,675,629
redeemed

Accrued management fee          4,933,561

Distribution fees payable       28,132

Other payables and  accrued     901,233
expenses

 TOTAL LIABILITIES                            59,869,961

NET ASSETS                                   $ 12,568,078,316

Net Assets consist of:

Paid in capital                              $ 8,276,118,743

Undistributed net investment                  97,274,883
income

Accumulated undistributed                     356,506,786
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,838,177,904
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 12,568,078,316

INITIAL CLASS: NET ASSET                      $27.26
VALUE, offering price   and
redemption price per share
 ($12,210,029,445 (divided
by)   447,974,992 shares)

SERVICE CLASS: NET ASSET                      $27.21
VALUE, offering price   and
redemption price per share
 ($358,048,871 (divided by)
 13,157,148 shares)

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JUNE 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                              $ 123,274,610
Dividends

Interest                                        9,575,975

                                                132,850,585

Less foreign taxes withheld                     (3,262,753)

 TOTAL INCOME                                   129,587,832

EXPENSES

Management fee                   $ 28,572,858

Transfer agent fees               3,905,974

Distribution fees - Service       139,714
Class

Accounting fees and expenses      497,956

Non-interested trustees'          27,083
compensation

Custodian fees and expenses       177,582

Registration fees                 28,755

Audit                             42,149

Miscellaneous                     114,076

 Total expenses before            33,506,147
reductions

 Expense reductions               (441,990)     33,064,157

NET INVESTMENT INCOME                           96,523,675

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            366,346,440

 Foreign currency transactions    (10,866)      366,335,574

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            958,811,984

 Assets and liabilities in        (163,094)     958,648,890
foreign currencies

NET GAIN (LOSS)                                 1,324,984,464

NET INCREASE (DECREASE) IN                     $ 1,421,508,139
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 441,990
 Expense reductions  Directed
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 96,523,675               $ 175,118,232
income

 Net realized gain (loss)       366,335,574                377,421,064

 Change in net unrealized       958,648,890                617,114,451
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,421,508,139              1,169,653,747
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (170,985,891)              (143,408,236)
From net investment income

 From net realized gain         (377,968,810)              (510,364,604)

 TOTAL DISTRIBUTIONS            (548,954,701)              (653,772,840)

Share transactions - net        60,468,325                 1,007,105,749
increase (decrease)

  TOTAL INCREASE (DECREASE)     933,021,763                1,522,986,656
IN NET ASSETS

NET ASSETS

 Beginning of period            11,635,056,553             10,112,069,897

 End of period (including      $ 12,568,078,316           $ 11,635,056,553
undistributed net investment
income of $97,274,883 and
$172,284,861, respectively)





OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS           SHARES                        DOLLARS

Share transactions Initial   22,827,373                $ 590,692,684      64,328,671                   $ 1,568,020,907
Class  Sold

  Reinvested                 22,601,688                 537,468,129       27,884,679                    652,780,343

  Redeemed                   (46,332,859)               (1,177,217,609)   (59,592,607)                  (1,424,580,460)

  Net increase (decrease)    (903,798)                 $ (49,056,796)     32,620,743                   $ 796,220,790

 Service Class  Sold         3,919,814                  100,917,363       8,703,524                     212,310,778

  Reinvested                 483,645                    11,486,571        42,396                        992,496

  Redeemed                   (112,907)                  (2,878,813)       (98,817)                      (2,418,315)

  Net increase (decrease)    4,290,552                 $ 109,525,121      8,647,103                    $ 210,884,959

Distributions From net                                 $ 167,408,106                                   $ 143,190,527
investment income  Initial
Class

  Service Class                                         3,577,785                                       217,709

  Total                                                $ 170,985,891                                   $ 143,408,236

 From net realized gain                                $ 370,060,023                                   $ 509,589,817
Initial Class

  Service Class                                         7,908,787                                       774,787

  Total                                                $ 377,968,810                                   $ 510,364,604

                                                       $ 548,954,701                                   $ 653,772,840






FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998               1997          1996         1995

Net asset value, beginning of    $ 25.42                         $ 24.28            $ 21.03       $ 19.27      $ 15.35
period

Income from Investment
Operations

Net investment income             .21 D                           .38 D              .36 D         .35          .41

Net realized and unrealized       2.85                            2.31               5.06          2.30         4.69
gain (loss)

Total from investment             3.06                            2.69               5.42          2.65         5.10
operations

Less Distributions

From net investment income        (.38)                           (.34)              (.36)         (.03)        (.40)

From net realized gain            (.84)                           (1.21)             (1.81)        (.86)        (.78)

 Total distributions              (1.22)                          (1.55)             (2.17)        (.89)        (1.18)

Net asset value, end of period   $ 27.26                         $ 25.42            $ 24.28       $ 21.03      $ 19.27

TOTAL RETURN B, C                 12.74%                          11.63%             28.11%        14.28%       35.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,210,029                    $ 11,409,912       $ 10,106,742  $ 6,961,090  $ 4,879,435
(000 omitted)

Ratio of expenses to average      .57% A                          .58%               .58%          .58%         .61%
net assets

Ratio of expenses to average      .57% A                          .57% F             .57% F        .56% F       .61%
net assets after  expense
reductions

Ratio of net investment           1.66% A                         1.58%              1.65%         1.97%        2.56%
income to average net assets

Portfolio turnover                24% A                           28%                44%           186%         87%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.44
period

Income from Investment
Operations

Net investment income             .41

Net realized and unrealized       .64
gain (loss)

Total from investment             1.05
operations

Less Distributions

From net investment income        (.37)

From net realized gain            (.77)

 Total distributions              (1.14)

Net asset value, end of period   $ 15.35

TOTAL RETURN B, C                 7.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,284,412
(000 omitted)

Ratio of expenses to average      .60%
net assets

Ratio of expenses to average      .58% F
net assets after  expense
reductions

Ratio of net investment           2.83%
income to average net assets

Portfolio turnover                134%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 25.39                         $ 24.27                   $ 23.44
period

Income from Investment
Operations

Net investment income D           .19                             .36                       .05

Net realized and unrealized       2.85                            2.31                      .78
gain (loss)

Total from investment             3.04                            2.67                      .83
operations

Less Distributions

From net investment income        (.38)                           (.34)                     -

From net realized gain            (.84)                           (1.21)                    -

Total distributions               (1.22)                          (1.55)                    -

Net asset value, end of period   $ 27.21                         $ 25.39                   $ 24.27

TOTAL RETURNB, C                  12.67%                          11.54%                    3.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 358,049                       $ 225,145                 $ 5,328
(000 omitted)

Ratio of expenses to average      .68% A                          .68%                      .68% A
net assets

Ratio of expenses to average      .67% A, F                       .67% F                    .65% A, F
net assets after expense
reductions

Ratio of net investment           1.56% A                         1.51%                     1.63% A
income to average net assets

Portfolio turnover                24% A                           28%                       44%



A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for passive foreign investment companies (PFIC), litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR, receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .49% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $139,714, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

For the period, the reductions under this arrangement are shown under the caption "Other Information" on the fund's Statement of Operations.

6. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 29% of the total outstanding shares of the fund.





INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Stephen R. Petersen, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

VIPEI-SANN-0899  81781
1.705693.101

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY


VARIABLE INSURANCE PRODUCTS
FUND: GROWTH PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        11  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       14  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT


An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: GROWTH - "INITIAL CLASS"  33.98%       27.63%        19.21%

Russell 3000 Growth            25.58%       28.27%        19.05%

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP GROWTH                  RUSSELL 3000 GROWTH
             00151                       RS007
  1989/06/30      10000.00                    10000.00
  1989/07/31      10893.52                    10969.08
  1989/08/31      11079.67                    11160.18
  1989/09/30      11176.47                    11216.75
  1989/10/31      10863.74                    10987.80
  1989/11/30      11042.44                    11261.19
  1989/12/31      11303.05                    11465.66
  1990/01/31      10647.80                    10525.79
  1990/02/28      10749.51                    10622.47
  1990/03/31      10880.89                    11049.92
  1990/04/30      10564.04                    10892.77
  1990/05/31      11499.12                    12013.66
  1990/06/30      11738.68                    12139.35
  1990/07/31      11553.21                    12002.96
  1990/08/31      10363.12                    10819.33
  1990/09/30       9296.67                    10212.49
  1990/10/31       8964.37                    10221.55
  1990/11/30       9690.79                    10922.39
  1990/12/31       9976.72                    11315.29
  1991/01/31      10641.32                    11919.03
  1991/02/28      11435.21                    12887.70
  1991/03/31      11780.31                    13417.40
  1991/04/30      11670.50                    13349.10
  1991/05/31      12360.69                    13947.09
  1991/06/30      11443.05                    13269.08
  1991/07/31      12533.24                    13974.86
  1991/08/31      13090.10                    14449.43
  1991/09/30      13192.06                    14223.97
  1991/10/31      13599.90                    14467.32
  1991/11/30      12823.43                    14075.86
  1991/12/31      14517.54                    16028.63
  1992/01/31      15403.81                    15732.62
  1992/02/29      15726.05                    15765.54
  1992/03/31      14762.25                    15305.37
  1992/04/30      14183.97                    15355.36
  1992/05/31      14063.49                    15459.86
  1992/06/30      13517.34                    15037.13
  1992/07/31      14039.39                    15698.06
  1992/08/31      13653.87                    15480.02
  1992/09/30      13894.82                    15675.23
  1992/10/31      14432.95                    15936.07
  1992/11/30      15396.75                    16680.11
  1992/12/31      15870.62                    16865.65
  1993/01/31      16183.86                    16699.85
  1993/02/28      15850.23                    16390.47
  1993/03/31      16482.27                    16713.43
  1993/04/30      16309.89                    16054.35
  1993/05/31      17524.72                    16644.52
  1993/06/30      17705.30                    16505.67
  1993/07/31      17656.05                    16247.92
  1993/08/31      18542.55                    16923.25
  1993/09/30      18887.30                    16854.75
  1993/10/31      19067.88                    17325.20
  1993/11/30      18296.30                    17158.58
  1993/12/31      18944.75                    17488.53
  1994/01/31      19420.84                    17898.09
  1994/02/28      19220.53                    17594.26
  1994/03/31      18347.27                    16722.89
  1994/04/30      18460.79                    16797.56
  1994/05/31      18032.89                    16994.84
  1994/06/30      17115.96                    16473.37
  1994/07/31      17709.78                    17004.50
  1994/08/31      18714.04                    17981.40
  1994/09/30      18486.99                    17767.26
  1994/10/31      19237.99                    18163.45
  1994/11/30      18469.52                    17567.52
  1994/12/31      18941.08                    17873.82
  1995/01/31      18583.05                    18180.12
  1995/02/28      19352.62                    18949.66
  1995/03/31      20055.08                    19504.04
  1995/04/30      20731.19                    19917.51
  1995/05/31      21539.01                    20570.63
  1995/06/30      23444.42                    21424.10
  1995/07/31      25762.52                    22393.19
  1995/08/31      26078.63                    22444.00
  1995/09/30      26754.74                    23418.02
  1995/10/31      26482.54                    23313.11
  1995/11/30      26464.98                    24231.38
  1995/12/31      25639.59                    24409.93
  1996/01/31      26043.50                    25123.53
  1996/02/29      26916.68                    25649.93
  1996/03/31      27020.57                    25729.74
  1996/04/30      28078.35                    26538.37
  1996/05/31      28956.68                    27511.78
  1996/06/30      28390.01                    27351.94
  1996/07/31      26217.79                    25569.50
  1996/08/31      27001.68                    26350.15
  1996/09/30      28815.01                    28211.38
  1996/10/31      28748.90                    28241.83
  1996/11/30      30345.01                    30232.65
  1996/12/31      29410.01                    29751.51
  1997/01/31      31100.57                    31707.36
  1997/02/28      30393.57                    31333.59
  1997/03/31      28690.36                    29592.06
  1997/04/30      30070.55                    31355.67
  1997/05/31      32155.52                    33817.18
  1997/06/30      33476.98                    35152.57
  1997/07/31      35992.65                    38136.45
  1997/08/31      34602.67                    36218.19
  1997/09/30      36609.33                    38114.04
  1997/10/31      35229.14                    36612.47
  1997/11/30      36237.36                    37917.03
  1997/12/31      36315.67                    38302.18
  1998/01/31      36805.10                    39287.65
  1998/02/28      39570.06                    42289.89
  1998/03/31      40958.69                    43983.91
  1998/04/30      41760.25                    44560.74
  1998/05/31      40687.74                    43112.60
  1998/06/30      43261.77                    45555.76
  1998/07/31      44142.35                    44943.59
  1998/08/31      36939.59                    37900.84
  1998/09/30      40755.47                    40882.85
  1998/10/31      43634.32                    44078.18
  1998/11/30      46671.23                    47435.92
  1998/12/31      50656.46                    51714.16
  1999/01/31      54754.58                    54698.02
  1999/02/28      52066.37                    52014.99
  1999/03/31      54968.80                    54691.85
  1999/04/30      55158.92                    55090.59
  1999/05/31      54411.13                    53529.47
  1999/06/30      57959.96                    57208.39
IMATRL PRASUN   SHR__CHT 19990630 19990723 110750 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Growth Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $57,960 - a 479.60% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $57,208 - a 472.08% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Philip Morris Companies, Inc.   2.7

Warner-Lambert Co.              2.6

Cisco Systems, Inc.             2.6

Microsoft Corp.                 2.5

Lilly (Eli) & Co.               2.3

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      27.1

HEALTH                          17.1

FINANCE                         10.8

MEDIA & LEISURE                 10.6

RETAIL & WHOLESALE              9.5

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                 98.5%

Short-term Investments  1.5%

* FOREIGN INVESTMENTS   8.2%

Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jennifer Uhrig)

An interview with
Jennifer Uhrig,
Portfolio Manager
of Growth Portfolio

Q. HOW DID THE FUND PERFORM, JENNIFER?

A. The fund performed well over the most recent six-month period that ended June 30, 1999, and provided higher returns than both the Russell 3000 Growth Index and the Standard & Poor's 500 Index, which returned 10.62% and 12.38%, respectively. For the most recent 12-month period that ended June 30, 1999, the fund easily outpaced both the Russell and S&P indexes, which returned 25.58% and 22.76%, respectively, during that time.

Q. EARLIER IN THE PERIOD, THE FUND CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 3000 GROWTH INDEX. WHY?

A. Given the fund's focus on stocks with "growth" characteristics, the Russell 3000 Growth Index conforms more closely with the fund's investment strategy than the S&P 500 index, which is not style-specific and thus measures the performance of both value and growth stocks. We believe that the new index more accurately reflects how the fund is performing relative to its universe of stocks. By making the change, we present shareholders with a better yardstick against which they can evaluate the fund's performance.

Q. OVERALL, WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO ITS BENCHMARK?

A. Much of the fund's success can be attributed to strong stock picking within the media/leisure and technology sectors. Cable stocks and certain large-cap tech stocks, such as Microsoft, were strong contributors. Also fueling performance was the fund's overweighting in oil-sensitive energy stocks, especially relative to the growth universe, during the recovery in oil prices. An underweighting in nondurables also helped as many of these companies confronted disappointing earnings overseas.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX-MONTH PERIOD? HOW DID YOU POSITION THE FUND IN LIGHT OF THE DRAMATIC RISE IN
CYCLICAL STOCKS DURING THE SECOND QUARTER?

A. Most notably, I decreased the fund's weighting in technology, specifically among the larger-caps, as I became increasingly concerned about their high valuation levels. In health care, I added to the fund's positions in the fastest-growing drug stocks, such as Eli Lilly and Warner-Lambert, as they sold off. I also increased the fund's weighting in financial stocks, which had underperformed in 1998. Lastly, I managed to expose the portfolio to the Internet by buying more AT&T, and its newly acquired broadband capabilities, without having to pay the stratospheric prices characteristic of many stocks in this industry. Since this is a growth fund, I'm not going to have huge cyclical exposure. I did, however, add some cyclical, or economically sensitive, stocks along the way.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Microsoft was up strongly over the past six months, driven by a robust product cycle including the much-anticipated releases of both Office 2000 and Windows 2000. Also helping performance was MCI WorldCom, an industry leader in data, Internet and international communications services, which enjoyed strong revenue growth and the cost benefits associated with acquisitions. Cisco Systems' shares also soared as the firm continued to reap the benefits of its dominant market share in providing data network equipment required to meet the growing demands of the Internet and various telecommunications networks.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Philip Morris, in spite of its attractive valuation and impressive fundamentals, suffered from the potential for further litigation. Drug stocks in general - including Warner-Lambert and Eli Lilly - underwent severe corrections as the market rotated away from these expensive stocks in favor of attractively valued cyclical stocks during the period.

Q. WHAT'S YOUR OUTLOOK?

A. I'll continue to pursue growth prospects that tend to thrive irrespective of the economy's ebbs and flows. I may, however, consider limited exposure to cyclicals if it appears the worldwide economy is accelerating. Under these circumstances, certain traditional cyclicals may show better growth than the average growth stock. However, I feel that a lot of the valuation discrepancy between growth and value has already been corrected, and I remain confident in the availability of attractive opportunities in the growth universe. The biggest risk to growth stocks today is higher interest rates, which pose a threat to high price-to-earnings ratios. If the economy can stay healthy without generating appreciable inflation and, hence, higher rates, growth stocks should continue to perform well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: to increase the value of the fund's shares over the long term by investing in companies with above-average growth potential

START DATE: October 9, 1986

SIZE: as of June 30, 1999, more than $14.2 billion

MANAGER: Jennifer Uhrig, since
1997; joined Fidelity in 1987

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 98.5%

                                 SHARES                          VALUE (NOTE 1)

BASIC INDUSTRIES - 3.2%

CHEMICALS & PLASTICS - 1.8%

Cytec Industries, Inc. (a)        1,240,100                      $ 39,528,188

Dow Chemical Co.                  210,200                         26,669,125

Eastman Chemical Co.              904,800                         46,823,400

Great Lakes Chemical Corp.        1,258,500                       57,969,656

NOVA Chemicals Corp.              1,958,500                       46,194,196

Solutia, Inc.                     970,300                         20,679,519

Union Carbide Corp.               599,900                         29,245,125

                                                                  267,109,209

METALS & MINING - 1.0%

Alcoa, Inc.                       956,200                         59,164,875

Commscope, Inc. (a)               1,072,200                       32,970,150

Falconbridge Ltd.                 578,200                         8,241,929

Inco Ltd.                         2,201,400                       39,582,156

                                                                  139,959,110

PACKAGING & CONTAINERS - 0.4%

Bemis Co., Inc.                   193,500                         7,691,625

Owens-Illinois, Inc. (a)          1,449,900                       47,393,606

                                                                  55,085,231

TOTAL BASIC INDUSTRIES                                            462,153,550

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.1%

Owens-Corning                     350,700                         12,055,313

ENGINEERING - 0.1%

Stolt Comex Seaway SA             974,000                         10,592,250

Stolt Comex Seaway SA             199,250                         2,141,938
sponsored ADR Class A

                                                                  12,734,188

TOTAL CONSTRUCTION & REAL                                         24,789,501
ESTATE

DURABLES - 0.6%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Eaton Corp.                       217,100                         19,973,200

CONSUMER ELECTRONICS - 0.4%

Matsushita Electric               643,000                         12,751,495
Industrial Co. Ltd.

Sony Corp.                        441,400                         48,719,528

                                                                  61,471,023

TOTAL DURABLES                                                    81,444,223

ENERGY - 5.0%

ENERGY SERVICES - 1.9%

Baker Hughes, Inc.                1,271,970                       42,610,995

BJ Services Co. (a)               730,100                         21,492,319

Coflexip SA sponsored ADR (c)     928,500                         40,389,750

Halliburton Co.                   1,504,900                       68,096,725



                                 SHARES                          VALUE (NOTE 1)

Schlumberger Ltd.                 892,300                        $ 56,828,356

Smith International, Inc. (a)     806,750                         35,043,203

                                                                  264,461,348

OIL & GAS - 3.1%

Apache Corp.                      818,700                         31,929,300

Exxon Corp.                       1,790,000                       138,053,750

Newfield Exploration Co. (a)      1,617,400                       45,994,813

Noble Affiliates, Inc.            1,544,900                       43,546,869

Tosco Corp.                       2,517,000                       65,284,688

USX-Marathon Group                1,765,200                       57,479,325

Vastar Resources, Inc.            255,400                         13,392,538

Weatherford International,        1,223,740                       44,819,478
Inc. (a)

                                                                  440,500,761

TOTAL ENERGY                                                      704,962,109

FINANCE - 10.8%

BANKS - 1.3%

Bank of Ireland, Inc. (Great      1,849,111                       31,221,649
Britain)

Chase Manhattan Corp.             839,800                         72,747,675

State Street Corp.                530,050                         45,253,019

U.S. Bancorp                      1,129,000                       38,386,000

                                                                  187,608,343

CREDIT & OTHER FINANCE - 2.3%

American Express Co.              992,200                         129,110,025

Associates First Capital          1,231,400                       54,566,413
Corp. Class A

Citigroup, Inc.                   1,349,550                       64,103,625

Household International, Inc.     1,365,738                       64,701,838

Providian Financial Corp.         206,200                         19,279,700

                                                                  331,761,601

FEDERAL SPONSORED CREDIT - 2.6%

Fannie Mae                        4,060,700                       277,650,363

Freddie Mac                       1,754,900                       101,784,200

                                                                  379,434,563

INSURANCE - 3.7%

Aetna, Inc.                       591,000                         52,857,563

Allmerica Financial Corp.         657,910                         40,009,152

Ambac Financial Group, Inc.       560,500                         32,018,563

American International Group,     1,644,665                       192,528,597
Inc.

CIGNA Corp.                       1,136,500                       101,148,500

Mutual Risk Management Ltd.       123,100                         4,108,463

Progressive Corp.                 330,700                         47,951,500

UNUM Corp.                        656,800                         35,959,800

Xl Capital Ltd.                   287,700                         16,255,050

                                                                  522,837,188

SECURITIES INDUSTRY - 0.9%

Daiwa Securities Co. Ltd.         4,292,000                       28,324,192

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Nikko Securities Co. Ltd.         5,933,000                      $ 38,223,743

Nomura Securities Co. Ltd.        4,901,000                       57,287,832

                                                                  123,835,767

TOTAL FINANCE                                                     1,545,477,462

HEALTH - 17.1%

DRUGS & PHARMACEUTICALS - 13.5%

Alpharma, Inc. Class A            305,100                         10,850,119

American Home Products Corp.      879,600                         50,577,000

Amgen, Inc. (a)                   961,600                         58,537,400

Biogen, Inc. (a)                  544,800                         35,037,450

Bristol-Myers Squibb Co.          3,851,900                       271,318,206

Chiron Corp. (a)                  1,648,170                       34,199,528

Elan Corp. PLC sponsored ADR      3,150,800                       87,434,700
(a)

Genzyme Corp.                     203,732                         897,694

Genzyme Corp. (General            1,231,400                       59,722,900
Division)

Lilly (Eli) & Co.                 4,451,300                       318,824,363

Medimmune, Inc. (a)               248,000                         16,802,000

Merck & Co., Inc.                 3,989,500                       295,223,000

PE Corp.:

(Biosystems Group)                410,400                         47,093,400

(Celera Genomics Group)           205,200                         3,321,675

Pfizer, Inc.                      797,200                         87,492,700

Quintiles Transnational Corp.     1,083,500                       45,507,000
(a)

Schering-Plough Corp.             1,832,070                       97,099,710

Sepracor, Inc. (a)                60,300                          4,899,375

Takeda Chemical Industries        346,000                         16,012,045
Ltd.

Warner-Lambert Co.                5,397,300                       374,437,688

                                                                  1,915,287,953

MEDICAL EQUIPMENT & SUPPLIES
- 2.4%

Boston Scientific Corp. (a)       1,647,000                       72,365,063

Guidant Corp.                     337,500                         17,360,156

Johnson & Johnson                 2,623,000                       257,054,000

                                                                  346,779,219

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Columbia/HCA Healthcare Corp.     1,988,900                       45,371,781

Health Management Associates,     2,503,450                       28,163,813
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             2,418,400                       36,124,850

Tenet Healthcare Corp. (a)        560,700                         10,407,994

United HealthCare Corp.           792,000                         49,599,000

                                                                  169,667,438

TOTAL HEALTH                                                      2,431,734,610



                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

ELECTRICAL EQUIPMENT - 1.1%

General Electric Co.              1,142,200                      $ 129,068,600

Mitsubishi Electric Corp.         7,879,000                       30,222,604

                                                                  159,291,204

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

ASM Lithography Holding N V       911,300                         54,108,438
(a)

Case Corp.                        931,400                         44,823,625

Deere & Co.                       120,200                         4,762,925

Ingersoll-Rand Co.                60,100                          3,883,963

                                                                  107,578,951

TOTAL INDUSTRIAL MACHINERY &                                      266,870,155
EQUIPMENT

MEDIA & LEISURE - 10.6%

BROADCASTING - 5.6%

AT&T Corp. (Liberty Media         1,192,840                       43,836,870
Group) Class A (a)

Cablevision Systems Corp.         779,600                         54,572,000
Class A (a)

CBS Corp. (a)                     2,148,600                       93,329,813

Clear Channel Communications,     632,800                         43,623,650
Inc. (a)

Comcast Corp. Class A             3,582,400                       137,698,500
(special)

Cox Communications, Inc.          2,353,400                       86,634,538
Class A (a)

MediaOne Group, Inc.              2,471,700                       183,832,688

NTL, Inc. (a)                     529,000                         45,593,188

Time Warner, Inc.                 1,312,779                       96,489,257

United International              42,300                          2,860,538
Holdings, Inc.  Class A (a)

USA Networks, Inc. (a)            106,100                         4,257,263

                                                                  792,728,305

ENTERTAINMENT - 0.9%

Disney (Walt) Co.                 3,059,120                       94,259,135

King World Productions, Inc.      466,700                         16,246,994
(a)

Royal Carribean Cruises Ltd.      601,000                         26,293,750

                                                                  136,799,879

LEISURE DURABLES & TOYS - 0.2%

Harley-Davidson, Inc.             644,100                         35,022,938

PUBLISHING - 0.3%

Reader's Digest Association,      1,042,000                       41,419,500
Inc.  Class A (non-vtg.)

RESTAURANTS - 3.6%

Brinker International, Inc.       1,793,400                       48,758,063
(a)

Darden Restaurants, Inc.          2,242,800                       48,921,075

McDonald's Corp.                  4,997,700                       206,467,481

Outback Steakhouse, Inc. (a)      1,919,150                       75,446,584

Papa John's International,        309,800                         13,844,188
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Tricon Global Restaurants,        1,631,060                      $ 88,281,123
Inc. (a)

Wendy's International, Inc.       977,000                         27,661,313

                                                                  509,379,827

TOTAL MEDIA & LEISURE                                             1,515,350,449

NONDURABLES - 4.7%

FOODS - 0.5%

American Italian Pasta Co.        642,000                         19,500,750
Class A (a)

Keebler Foods Co. (a)             606,200                         18,413,325

Nabisco Holdings Corp. Class A    902,000                         39,011,500

                                                                  76,925,575

HOUSEHOLD PRODUCTS - 1.5%

Avon Products, Inc.               1,426,300                       79,159,650

Gillette Co.                      1,292,400                       52,988,400

Procter & Gamble Co.              921,100                         82,208,175

                                                                  214,356,225

TOBACCO - 2.7%

Philip Morris Companies, Inc.     9,450,700                       379,799,982

TOTAL NONDURABLES                                                 671,081,782

PRECIOUS METALS - 0.6%

Barrick Gold Corp.                1,434,000                       27,842,757

Homestake Mining Co.              2,249,300                       18,416,144

Newmont Mining Corp.              1,472,000                       29,256,000

Placer Dome, Inc.                 1,426,100                       16,672,120

                                                                  92,187,021

RETAIL & WHOLESALE - 9.5%

APPAREL STORES - 1.0%

Abercrombie & Fitch Co. Class     1,248,780                       59,941,440
A (a)

TJX Companies, Inc.               1,998,800                       66,585,025

World Co. Ltd.                    159,400                         11,571,211

                                                                  138,097,676

DRUG STORES - 1.1%

CVS Corp.                         2,010,410                       102,028,308

Walgreen Co.                      2,040,060                       59,926,763

                                                                  161,955,071

GENERAL MERCHANDISE STORES -
4.4%

Consolidated Stores Corp. (a)     276,600                         7,468,200

Costco Companies, Inc. (a)        668,700                         53,537,794

Dayton Hudson Corp.               1,829,250                       118,901,250

Federated Department Stores,      1,935,900                       102,481,706
Inc. (a)

Ito-Yokado Co. Ltd.               337,000                         22,517,634

Nordstrom, Inc.                   3,265,500                       109,394,250

Ryohin Keikaku Co. Ltd.           181,000                         45,464,634



                                 SHARES                          VALUE (NOTE 1)

Saks, Inc. (a)                    1,275,389                      $ 36,826,857

Wal-Mart Stores, Inc.             2,781,700                       134,217,025

                                                                  630,809,350

GROCERY STORES - 0.6%

Safeway, Inc. (a)                 1,588,200                       78,615,900

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.4%

Circuit City Stores, Inc. -       793,400                         73,786,200
Circuit City Group

Home Depot, Inc.                  1,658,500                       106,869,594

Lowe's Companies, Inc.            1,562,100                       88,551,544

Office Depot, Inc. (a)            1,894,200                       41,790,788

Staples, Inc. (a)                 885,550                         27,396,703

                                                                  338,394,829

TOTAL RETAIL & WHOLESALE                                          1,347,872,826

TECHNOLOGY - 27.1%

COMMUNICATIONS EQUIPMENT - 5.8%

ADC Telecommunications, Inc.      1,479,000                       67,386,938
(a)

Cisco Systems, Inc. (a)           5,670,850                       365,415,397

Copper Mountain Networks,         3,300                           254,925
Inc.

Lucent Technologies, Inc.         2,989,610                       201,611,824

Newbridge Networks Corp. (a)      1,226,100                       35,206,262

Nokia AB sponsored ADR            1,129,000                       103,374,063

Tellabs, Inc. (a)                 816,700                         55,178,294

                                                                  828,427,703

COMPUTER SERVICES & SOFTWARE
- 10.1%

Adobe Systems, Inc.               264,100                         21,697,466

Amdocs Ltd.                       700,600                         15,938,650

Ask Jeeves, Inc.                  2,600                           36,400

At Home Corp. Series A (a)        1,306,138                       70,449,818

Automatic Data Processing,        1,190,100                       52,364,400
Inc.

Brocade Communications            2,500                           241,094
Systems, Inc.

Cadence Design Systems, Inc.      3,059,000                       39,002,250
(a)

Citrix Systems, Inc. (a)          1,222,000                       69,043,000

Clarent Corp. Delaware            9,200                           138,000

Compuware Corp. (a)               1,697,500                       54,001,719

DST Systems, Inc. (a)             344,200                         21,641,575

Electronic Arts, Inc. (a)         858,500                         46,573,625

Electronic Data Systems Corp.     1,797,200                       101,654,125

Electronics for Imaging, Inc.     1,168,300                       60,021,413
(a)

First Data Corp.                  1,502,200                       73,513,913

High Speed Access Corp.           31,800                          814,875

IMS Health, Inc.                  1,164,800                       36,400,000

International Business            451,100                         58,304,675
Machines Corp.

Intuit, Inc. (a)                  570,600                         51,425,325

Keane, Inc. (a)                   1,142,700                       25,853,588

Legato Systems, Inc. (a)          871,800                         50,346,450

Microsoft Corp. (a)               3,956,600                       356,835,863

Oracle Corp. (a)                  1,614,150                       59,925,319

Policy Management Systems         721,700                         21,651,000
Corp. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

SAP AG (Systeme Anwendungen       848,000                        $ 29,362,000
Produkte) sponsored ADR

Siebel Systems, Inc. (a)          474,300                         31,481,663

Synopsys, Inc. (a)                760,700                         41,981,131

Veritas Software Corp. (a)        508,100                         48,237,744

                                                                  1,438,937,081

COMPUTERS & OFFICE EQUIPMENT
- 4.2%

Adaptec, Inc. (a)                 1,877,100                       66,285,094

CDW Computer Centers, Inc. (a)    1,198,600                       52,738,400

EMC Corp. (a)                     2,101,800                       115,599,000

Hewlett-Packard Co.               1,096,900                       110,238,450

Ingram Micro, Inc. Class A (a)    830,900                         21,395,675

Lexmark International Group,      532,000                         35,145,250
Inc.  Class A (a)

Maxtor Corp.                      1,880,600                       9,461,769

Network Appliance, Inc. (a)       850,500                         47,521,688

Pitney Bowes, Inc.                826,100                         53,076,925

Redback Networks, Inc.            1,700                           213,456

SCI Systems, Inc.                 248,600                         11,808,500

Tech Data Corp. (a)               913,300                         34,933,725

Xerox Corp.                       568,200                         33,559,313

                                                                  591,977,245

ELECTRONIC INSTRUMENTS - 1.3%

JDS Fitel, Inc. (a)               505,600                         42,689,273

KLA-Tencor Corp. (a)              257,250                         16,689,094

Novellus Systems, Inc. (a)        703,200                         47,993,400

Teradyne, Inc. (a)                704,100                         50,519,175

Waters Corp. (a)                  520,600                         27,656,875

                                                                  185,547,817

ELECTRONICS - 5.7%

Altera Corp. (a)                  1,079,500                       39,739,094

Broadcom Corp. Class A (a)        112,100                         16,205,456

Intel Corp.                       2,321,800                       138,147,100

Linear Technology Corp.           808,000                         54,338,000

Maker Communications, Inc.        2,000                           62,000

Micron Technology, Inc. (a)       3,094,800                       124,759,125

Motorola, Inc.                    2,225,300                       210,847,175

Taiwan Semiconductor              1,561,900                       53,104,600
Manufacturing Co. Ltd. ADR

Texas Instruments, Inc.           845,600                         122,612,000

Vitesse Semiconductor Corp.       348,300                         23,488,481
(a)

Xilinx, Inc. (a)                  549,300                         31,447,425

                                                                  814,750,456

TOTAL TECHNOLOGY                                                  3,859,640,302

TRANSPORTATION - 1.0%

RAILROADS - 1.0%

Burlington Northern Santa Fe      483,100                         14,976,100
Corp.



                                 SHARES                          VALUE (NOTE 1)

Canadian National Railway Co.     815,440                        $ 55,135,719

Union Pacific Corp.               891,900                         52,008,919

Wisconsin Central                 1,038,400                       19,599,800
Transportation Corp. (a)

                                                                  141,720,538

UTILITIES - 6.2%

CELLULAR - 0.4%

Vodafone AirTouch PLC             270,550                         53,298,350
sponsored ADR

ELECTRIC UTILITY - 0.2%

AES Corp. (a)                     574,400                         33,387,000

Illinova Corp.                    22,500                          613,125

                                                                  34,000,125

GAS - 0.0%

Dynegy, Inc.                      25,400                          517,525

TELEPHONE SERVICES - 5.6%

AT&T Corp.                        4,324,390                       241,355,017

DDI Corp.                         3,482                           21,628,758

Global TeleSystems Group,         346,818                         28,092,258
Inc. (a)

MCI WorldCom, Inc. (a)            3,017,570                       259,699,618

McLeodUSA, Inc. Class A (a)       1,090,600                       59,983,000

Metromedia Fiber Network,         1,290,600                       46,380,938
Inc.  Class A (a)

NEXTLINK Communications, Inc.     679,200                         50,515,500
 Class A (a)

Sprint Corp. (FON Group)          668,200                         35,289,313

Time Warner Telecom, Inc.         515,100                         14,937,900

WinStar Communications, Inc.      858,200                         41,837,250
(a)

                                                                  799,719,552

TOTAL UTILITIES                                                   887,535,552

TOTAL COMMON STOCKS                                               14,032,820,080
(Cost $10,238,762,070)

CASH EQUIVALENTS - 1.5%



Taxable Central Cash Fund (b)     214,397,126                     214,397,126
(Cost $214,397,126)

TOTAL INVESTMENT IN                                             $ 14,247,217,206
SECURITIES - 100%
(Cost $10,453,159,196)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Transactions during the period with companies which are or were affiliates are as follows:

                           PURCHASES    SALES           DIVIDEND           VALUE
AFFILIATE                  COST         COST            INCOME
Coflexip SA sponsored ADR  $ 4,002,766  $ -             $ 691,321          $ 40,389,750


OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $7,400,719,408 and $5,546,026,535, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $778,021 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $10,504,731,866. Net unrealized appreciation aggregated $3,742,485,340, of which $4,028,273,964 related to appreciated investment securities and $285,788,624 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 14,247,217,206
value  (cost
$10,453,159,196) -  See
accompanying schedule

Receivable for investments                    114,072,602
sold

Receivable for fund shares                    29,895,347
sold

Dividends receivable                          12,120,864

Interest receivable                           904,121

Other receivables                             1,503,905

 TOTAL ASSETS                                 14,405,714,045

LIABILITIES

Payable to custodian bank      $ 11,365

Payable for investments         173,780,066
purchased

Payable for fund shares         4,476,557
redeemed

Accrued management fee          6,573,295

Distribution fees payable       28,713

Other payables and  accrued     652,497
expenses

 TOTAL LIABILITIES                            185,522,493

NET ASSETS                                   $ 14,220,191,552

Net Assets consist of:

Paid in capital                              $ 9,194,164,863

Undistributed net investment                  13,164,071
income

Accumulated undistributed net                 1,218,896,761
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,793,965,857
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 14,220,191,552

INITIAL CLASS: NET ASSET                      $45.73
VALUE, offering price  and
redemption price per share
($13,834,287,802 (divided
by)   302,507,962 shares)

SERVICE CLASS: NET ASSET                      $45.65
VALUE, offering price   and
redemption price per share
 ($385,903,750 (divided by)
 8,453,639 shares)

STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JUNE 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                                $ 43,967,402
Dividends (including $691,321
received from affiliated
issuers)

Interest                                          12,408,464

 TOTAL INCOME                                     56,375,866

EXPENSES

Management fee                   $ 37,313,383

Transfer agent fees               4,299,795

Distribution fees - Service       122,330
Class

Accounting fees and expenses      502,862

Non-interested trustees'          32,463
compensation

Custodian fees and expenses       276,822

Registration fees                 67,335

Audit                             38,239

Miscellaneous                     8,039

 Total expenses before            42,661,268
reductions

 Expense reductions               (977,617)       41,683,651

NET INVESTMENT INCOME                             14,692,215

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,287,454,231

 Foreign currency transactions    626,892         1,288,081,123

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            397,538,644

 Assets and liabilities in        (124,092)       397,414,552
foreign currencies

NET GAIN (LOSS)                                   1,685,495,675

NET INCREASE (DECREASE) IN                       $ 1,700,187,890
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                                $ 972,301
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                               5,316

                                                 $ 977,617

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 14,692,215               $ 18,972,063
income

 Net realized gain (loss)       1,288,081,123              1,259,813,273

 Change in net unrealized       397,414,552                1,830,051,769
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,700,187,890              3,108,837,105
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (20,716,861)               (39,552,560)
From net investment income

 From net realized gain         (1,302,572,637)            (1,034,611,705)

 TOTAL DISTRIBUTIONS            (1,323,289,498)            (1,074,164,265)

Share transactions - net        2,463,327,477              1,616,145,892
increase (decrease)

  TOTAL INCREASE (DECREASE)     2,840,225,869              3,650,818,732
IN NET ASSETS

NET ASSETS

 Beginning of period            11,379,965,683             7,729,146,951

 End of period (including      $ 14,220,191,552           $ 11,379,965,683
undistributed net investment
income of $13,164,071 and
$18,972,632, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS           SHARES                        DOLLARS

Share transactions Initial   44,814,245                $ 1,979,156,734    59,666,196                   $ 2,260,308,481
Class  Sold

  Reinvested                 31,299,165                 1,303,923,239     31,899,319                    1,073,412,088

  Redeemed                   (24,176,675)               (1,056,953,197)   (49,261,439)                  (1,831,294,638)

  Net increase (decrease)    51,936,735                $ 2,226,126,776    42,304,076                   $ 1,502,425,931

 Service Class  Sold         5,286,827                 $ 232,119,508      3,032,492                    $ 115,566,215

  Reinvested                 465,535                    19,366,259        22,360                        752,178

  Redeemed                   (336,178)                  (14,285,066)      (71,737)                      (2,598,432)

  Net increase (decrease)    5,416,184                 $ 237,200,701      2,983,115                    $ 113,719,961

Distributions From net                                 $ 20,413,671                                    $ 39,524,864
investment income  Initial
Class

  Service Class                                         303,190                                         27,696

  Total                                                $ 20,716,861                                    $ 39,552,560

 From net realized gain                                $ 1,283,509,568                                 $ 1,033,887,224
Initial Class

  Service Class                                         19,063,069                                      724,481

  Total                                                $ 1,302,572,637                                 $ 1,034,611,705

                                                       $ 1,323,289,498                                 $ 1,074,164,265



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 44.87                         $ 37.10             $ 31.14      $ 29.20      $ 21.69
period

Income from Investment
Operations

Net investment income             .05 D                           .08 D               .20 D        .22          .08

Net realized and unrealized       5.92                            12.85               6.91         3.82         7.55
gain (loss)

Total from investment             5.97                            12.93               7.11         4.04         7.63
operations

Less Distributions

From net investment income        (.08)                           (.19)               (.21)        (.08)        (.12)

From net realized gain            (5.03)                          (4.97)              (.94)        (2.02)       -

 Total distributions              (5.11)                          (5.16)              (1.15)       (2.10)       (.12)

Net asset value, end of period   $ 45.73                         $ 44.87             $ 37.10      $ 31.14      $ 29.20

TOTAL RETURN B, C                 14.42%                          39.49%              23.48%       14.71%       35.36%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,834,288                    $ 11,243,824        $ 7,727,132  $ 6,086,424  $ 4,162,702
(000 omitted)

Ratio of expenses to average      .67% A                          .68%                .69%         .69%         .70%
net assets

Ratio of expenses to average      .66% A, F                       .66% F              .67% F       .67% F       .70%
net assets after  expense
reductions

Ratio of net investment           .23% A                          .21%                .58%         .81%         .37%
income to average net assets

Portfolio turnover                92% A                           123%                113%         81%          108%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 23.08
period

Income from Investment
Operations

Net investment income             .12

Net realized and unrealized       (.12)
gain (loss)

Total from investment             -
operations

Less Distributions

From net investment income        (.12)

From net realized gain            (1.27)

 Total distributions              (1.39)

Net asset value, end of period   $ 21.69

TOTAL RETURN B, C                 (0.02)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,141,869
(000 omitted)

Ratio of expenses to average      .70%
net assets

Ratio of expenses to average      .69% F
net assets after  expense
reductions

Ratio of net investment           .69%
income to average net assets

Portfolio turnover                122%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 44.82                         $ 37.09                   $ 36.92
period

Income from Investment
Operations

Net investment income D           .03                             .06                       .03

Net realized and unrealized       5.91                            12.83                     .14
gain (loss)

Total from investment             5.94                            12.89                     .17
operations

Less Distributions

From net investment income        (.08)                           (.19)                     -

From net realized gain            (5.03)                          (4.97)                    -

Total distributions               (5.11)                          (5.16)                    -

Net asset value, end of period   $ 45.65                         $ 44.82                   $ 37.09

TOTAL RETURN B, C                 14.36%                          39.38%                    0.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 385,904                       $ 136,142                 $ 2,015
(000 omitted)

Ratio of expenses to average      .78% A                          .80%                      .79% A
net assets

Ratio of expenses to average      .76% A, F                       .75% F                    .77% A, F
net assets after expense
reductions

Ratio of net investment           .13% A                          .15%                      .70% A
income to average net assets

Portfolio turnover                92% A                           123%                      113%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts'

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED
terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $122,330, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

6. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.

7. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 29% of the total outstanding shares of the fund.




INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Abigail P. Johnson, VICE PRESIDENT
Jennifer Uhrig, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

VIPGRWT-SANN-0899  81782
1.705692.101

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA


VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        16  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       19  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT


An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: HIGH INCOME - "INITIAL   -1.53%       10.78%        11.36%
CLASS"

ML High Yield Master II       0.90%        10.28%        10.87%

ML High Yield Master          0.94%        10.06%        10.65%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. You can also compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in both benchmarks have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP HIGH INCOME             ML HIGH YIELD MASTER II
             00152                       ML012
  1989/06/30      10000.00                    10000.00
  1989/07/31       9934.17                    10040.39
  1989/08/31       9876.55                    10087.25
  1989/09/30       9530.97                     9980.81
  1989/10/31       9122.37                     9733.33
  1989/11/30       9130.05                     9747.97
  1989/12/31       9105.03                     9708.43
  1990/01/31       8903.76                     9446.07
  1990/02/28       8766.66                     9303.33
  1990/03/31       8674.16                     9472.43
  1990/04/30       8699.86                     9537.64
  1990/05/31       8878.62                     9696.87
  1990/06/30       9018.48                     9943.12
  1990/07/31       9157.78                    10190.06
  1990/08/31       9004.58                     9724.00
  1990/09/30       8791.07                     9317.36
  1990/10/31       8577.74                     9050.99
  1990/11/30       8778.94                     9146.02
  1990/12/31       8901.70                     9284.99
  1991/01/31       9090.56                     9475.05
  1991/02/28       9594.19                    10297.04
  1991/03/31       9934.15                    10797.33
  1991/04/30      10286.69                    11180.15
  1991/05/31      10437.78                    11223.70
  1991/06/30      10664.41                    11471.64
  1991/07/31      11067.32                    11786.49
  1991/08/31      11218.41                    12054.63
  1991/09/30      11470.22                    12228.35
  1991/10/31      11860.54                    12643.32
  1991/11/30      11961.26                    12776.50
  1991/12/31      12024.22                    12922.02
  1992/01/31      12666.35                    13358.49
  1992/02/29      13126.24                    13692.37
  1992/03/31      13550.55                    13888.83
  1992/04/30      13646.36                    13960.82
  1992/05/31      13810.61                    14159.20
  1992/06/30      13961.17                    14330.46
  1992/07/31      14234.92                    14609.01
  1992/08/31      14536.04                    14795.06
  1992/09/30      14686.61                    14951.91
  1992/10/31      14467.61                    14755.45
  1992/11/30      14645.54                    14985.36
  1992/12/31      14809.79                    15176.11
  1993/01/31      15206.73                    15529.19
  1993/02/28      15466.12                    15806.96
  1993/03/31      15823.03                    16084.35
  1993/04/30      15927.13                    16194.72
  1993/05/31      16165.07                    16392.26
  1993/06/30      16581.47                    16711.27
  1993/07/31      16745.05                    16874.59
  1993/08/31      16923.51                    17033.36
  1993/09/30      16982.99                    17108.97
  1993/10/31      17384.52                    17425.74
  1993/11/30      17548.10                    17525.40
  1993/12/31      17830.66                    17709.68
  1994/01/31      18425.51                    18092.50
  1994/02/28      18403.42                    17966.80
  1994/03/31      17783.44                    17386.12
  1994/04/30      17603.98                    17169.85
  1994/05/31      17636.61                    17132.32
  1994/06/30      17571.35                    17210.63
  1994/07/31      17636.61                    17314.52
  1994/08/31      17636.61                    17451.79
  1994/09/30      17767.13                    17448.32
  1994/10/31      17603.98                    17494.34
  1994/11/30      17457.14                    17343.81
  1994/12/31      17538.72                    17526.55
  1995/01/31      17734.50                    17772.65
  1995/02/28      18343.18                    18342.30
  1995/03/31      18571.59                    18590.17
  1995/04/30      19116.26                    19061.17
  1995/05/31      19608.22                    19659.49
  1995/06/30      19660.93                    19791.67
  1995/07/31      20135.33                    20049.40
  1995/08/31      20293.46                    20154.61
  1995/09/30      20627.29                    20388.84
  1995/10/31      20820.56                    20561.17
  1995/11/30      20925.98                    20764.96
  1995/12/31      21171.96                    21112.87
  1996/01/31      21663.92                    21465.56
  1996/02/29      22021.74                    21531.15
  1996/03/31      21963.89                    21443.13
  1996/04/30      22291.71                    21473.19
  1996/05/31      22600.25                    21627.95
  1996/06/30      22715.95                    21714.12
  1996/07/31      22638.81                    21856.86
  1996/08/31      22966.63                    22123.46
  1996/09/30      23641.56                    22643.47
  1996/10/31      23564.42                    22840.01
  1996/11/30      23815.11                    23293.20
  1996/12/31      24142.93                    23492.36
  1997/01/31      24470.75                    23668.86
  1997/02/28      24914.61                    24032.73
  1997/03/31      24140.60                    23702.16
  1997/04/30      24517.15                    24006.06
  1997/05/31      25542.18                    24511.51
  1997/06/30      26002.40                    24890.32
  1997/07/31      26943.76                    25550.07
  1997/08/31      27173.87                    25519.32
  1997/09/30      28136.15                    25978.37
  1997/10/31      27885.12                    26111.02
  1997/11/30      28094.31                    26343.63
  1997/12/31      28408.09                    26608.91
  1998/01/31      29056.58                    27032.97
  1998/02/28      29276.39                    27142.49
  1998/03/31      29889.26                    27400.31
  1998/04/30      30007.12                    27518.00
  1998/05/31      29794.97                    27683.47
  1998/06/30      29771.40                    27826.45
  1998/07/31      29936.40                    28003.79
  1998/08/31      26235.60                    26590.18
  1998/09/30      25976.31                    26659.40
  1998/10/31      25269.15                    26084.12
  1998/11/30      27343.49                    27443.77
  1998/12/31      27178.48                    27394.60
  1999/01/31      27979.93                    27759.16
  1999/02/28      27861.46                    27575.42
  1999/03/31      28563.19                    27895.73
  1999/04/30      29992.65                    28406.12
  1999/05/31      29186.96                    28145.53
  1999/06/30      29316.91                    28075.78
IMATRL PRASUN   SHR__CHT 19990630 19990716 111430 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: High Income Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $29,317 - a 193.17% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,076 - a 180.76% increase. Beginning with this report, the fund will compare its performance to that of the Merrill Lynch High Yield Master II Index, rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

INVESTMENT SUMMARY

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS
EQUIVALENTS)

Nextel Communications, Inc.     4.4

WinStar Communications, Inc.    3.3

NEXTLINK Communications, Inc.   2.6

CSC Holdings, Inc.              2.5

Millicom International          2.3
Cellular SA

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

UTILITIES                       33.8

MEDIA & LEISURE                 22.2

BASIC INDUSTRIES                6.9

ENERGY                          5.7

HEALTH                          4.2

QUALITY DIVERSIFICATION AS OF
JUNE 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS

Aaa, Aa, A                      0.0

Baa                             0.0

Ba                              5.6

B                               45.9

Caa, Ca, C                      17.3

Not Rated                       9.3

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1999 ACCOUNT FOR 9.3% OF THE FUND'S INVESTMENTS.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Barry Coffman)

An interview with
Barry Coffman,
Portfolio Manager
of High Income Portfolio

Q. HOW DID THE FUND PERFORM, BARRY?

A. For the six-month period that ended June 30, 1999, the fund significantly outpaced the 1.76% return of the Merrill Lynch High Yield Master Index. Also, the fund beat its new benchmark, the Merrill Lynch High Yield Master II Index, which returned 2.49%. For the 12-month period that ended June 30, 1999, the fund lagged the 0.94% return of the Merrill Lynch High Yield Master Index and the 0.90% for the Merrill Lynch High Yield Master II Index.

Q. WHY DID THE FUND'S BENCHMARK CHANGE?

A. The fund changed its benchmark because the Merrill Lynch High Yield Master Index does not include deferred-interest bonds (DIBs) and pay-in-kind securities (PIKs), which have emerged as important components of the market in recent years. DIBs do not pay cash interest for a set period of the bond's life, typically for three to five years, and therefore sell at a significant discount. At the end of the deferred-interest period, the interest accrues and begins to be paid (it is a variation on the zero coupon bond structure). PIKs pay interest in the form of additional bonds or preferred stock. As of June 30, 1999, DIBs and PIKs represented approximately 17% of the fund's new benchmark, the Merrill Lynch High Yield Master II Index.

Q. WHY DID THE FUND BEAT THE NEW BENCHMARK DURING THE PAST SIX MONTHS?

A. The fund's large weighting - compared to the Merrill Lynch High Yield Master II Index - in telecommunications companies was an important contributor to its outperformance. After falling to depressed levels last fall, many of the fund's telecom companies bounced back during the past six months. The stocks of both Covad Communications and Rhythms NetConnections - which the fund received in conjunction with its original purchase of the bonds - soared in value after both companies completed initial public offerings, or IPOs, during the period. Both companies provide dedicated, high-speed digital communications services using digital subscriber line (DSL) technology that allows for high-speed data transmission over traditional copper lines. Other telecom winners included the bonds of WinStar, Teligent and NEXTLINK, which benefited from the same theme of providing high-speed data transmission utilizing new technologies. These three companies provide local, long distance and data services utilizing fixed wireless technology in addition to conventional wireline networks, allowing small and medium businesses access to high-speed, fiber-quality data transmission.

Q. OUTSIDE THE TELECOM SECTOR, WHICH OF THE FUND'S HOLDINGS WERE
STANDOUTS DURING THE PAST SIX MONTHS?

A. Excitement about the cable industry's expanding role in delivering telephone and high-speed Internet services to residences boosted that sector, with NTL and Cablevision (CSC Holdings) performing particularly well. In addition, cable company United International Holdings (now called UnitedGlobalCom) - which provides cable, Internet and telephony services in Europe, South America, Australia and New Zealand - rose in response to Microsoft's investment in the company's European subsidiary, which also completed a very successful IPO during the period. I'd also add that the fund's performance was helped by its relatively light weightings in the poor-performing health care and energy sectors.

Q. WERE THERE DISAPPOINTMENTS DURING THE PAST SIX MONTHS?

A. Iridium, which operates a network of satellites that transmit calls globally, was the biggest disappointment when it did not meet subscriber targets, causing the company to come up short of its financial targets. Customers complained that Iridium's service was too expensive and that the special phone needed for its service was too clunky and didn't work inside buildings.

Q. WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A. In general, the outlook for the high-yield market continues to be favorable relative to other fixed-income markets due to attractive absolute yields, continued economic strength and modest inflation. However, we are seeing default rates increase and the dispersion of yields within the marketplace has widened out considerably from 18 months ago. This type of "bond picker's" market historically has been favorable for the fund because of Fidelity's credit research strengths.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: to seek high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

START DATE: September 19, 1985

SIZE: as of June 30, 1999, more than $2.5 billion

MANAGER: Barry Coffman, since 1990;
joined Fidelity in 1986

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



CORPORATE BONDS - 75.7%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.2%

HEALTH - 0.4%

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Total Renal Care Holdings,        B1        $ 12,680,000          $ 10,270,800
Inc. 7% 5/15/09 (f)

MEDIA & LEISURE - 0.8%

LODGING & GAMING - 0.4%

Signature Resorts, Inc. 5.75%     Caa1       15,105,000            10,724,550
1/15/07

RESTAURANTS - 0.4%

CKE Restaurants, Inc. 4.25%       B1         12,000,000            9,000,000
3/15/04

TOTAL MEDIA & LEISURE                                              19,724,550

UTILITIES - 0.0%

TELEPHONE SERVICES - 0.0%

GST Telecommunications, Inc.      -          630,000               606,375
0% 12/15/05 (d)(f)

TOTAL CONVERTIBLE BONDS                                            30,601,725

NONCONVERTIBLE BONDS - 74.5%

BASIC INDUSTRIES - 6.8%

CHEMICALS & PLASTICS - 3.8%

Acetex Corp. yankee 9.75%         B1         2,000,000             1,840,000
10/1/03

General Chemical Industrial       B3         5,350,000             5,390,125
Products, Inc. 10.625%
5/1/09 (f)

Huntsman Corp.:

9.5% 7/1/07 (f)                   B2         34,620,000            32,975,550

Huntsman ICI Chemicals LLC        B2         10,040,000            10,127,850
10.125% 7/1/09 (f)

Koppers Industries, Inc.          B2         7,745,000             7,783,725
9.875% 12/1/07

Lyondell Chemical Co.:

9.625% 5/1/07 (f)                 Ba3        4,260,000             4,355,850

9.875% 5/1/07 (f)                 Ba3        14,340,000            14,590,950

10.875% 5/1/09 (f)                B2         9,590,000             9,901,675

Zeneca Specialty Chemicals        B2         9,810,000             9,883,575
PLC 11% 7/1/09 (f)

                                                                   96,849,300

METALS & MINING - 0.5%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         1,860,000             1,873,950

12.75% 2/1/03                     B3         3,710,000             3,774,925



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Metals USA, Inc. 8.625%           B2        $ 7,085,000           $ 6,571,338
2/15/08

                                                                   12,220,213

PACKAGING & CONTAINERS - 0.9%

Gaylord Container Corp.           Caa1       9,910,000             9,340,175
9.375% 6/15/07

Packaging Corp. of America        B3         13,330,000            13,563,275
9.625% 4/1/09 (f)

                                                                   22,903,450

PAPER & FOREST PRODUCTS - 1.6%

APP Finance II Mauritius Ltd.     B3         10,505,000            6,723,200
12% 3/15/04

Container Corp. of America        B2         1,690,000             1,740,700
gtd. 9.75% 4/1/03

Indah Kiat Finance Mauritius
Ltd.:

10% 7/1/07                        Caa1       8,320,000             5,740,800

Indah Kiat International          Caa1       1,700,000             1,292,000
Finance Co. BV 12.5% 6/15/06

Millar Western Forest             B3         11,475,000            11,159,438
Products Ltd. 9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       3,740,000             2,655,400
Ltd. 10.25% 10/1/02

Stone Container Corp.:

10.75% 10/1/02                    B1         6,965,000             7,208,775

12.58% 8/1/16 (g)                 B2         1,150,000             1,242,000

Tjiwi Kimia Finance Mauritius     Caa1       3,110,000             2,208,100
Ltd. 10% 8/1/04

                                                                   39,970,413

TOTAL BASIC INDUSTRIES                                             171,943,376

CONSTRUCTION & REAL ESTATE -
2.0%

BUILDING MATERIALS - 0.5%

International Utility             Caa1       9,200,000             9,223,000
Structures, Inc. 10.75%
2/1/08

Schuff Steel Co. 10.5% 6/1/08     B3         2,850,000             2,565,000

                                                                   11,788,000

CONSTRUCTION - 0.3%

Del Webb Corp. 10.25% 2/15/10     B2         8,100,000             8,019,000

Great Lakes Dredge & Dock         B3         240,000               247,200
Corp. 11.25% 8/15/08

                                                                   8,266,200

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

ENGINEERING - 0.1%

URS Corp. 12.25% 5/1/09 (f)       B2        $ 1,520,000           $ 1,539,000

REAL ESTATE - 0.8%

LNR Property Corp.:

9.375% 3/15/08                    B1         14,395,000            13,603,275

10.5% 1/15/09                     B1         7,040,000             7,040,000

                                                                   20,643,275

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Ocwen Asset Investment Corp.      -          9,880,000             8,595,600
11.5% 7/1/05

TOTAL CONSTRUCTION & REAL                                          50,832,075
ESTATE

DURABLES - 1.4%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Blue Bird Body Co. 10.75%         B2         7,405,000             7,849,300
11/15/06

CONSUMER DURABLES - 0.2%

Corning Consumer Products Co.     B3         5,300,000             4,597,750
9.625% 5/1/08

HOME FURNISHINGS - 0.2%

Omega Cabinets Ltd. 10.5%         B3         5,060,000             5,060,000
6/15/07

TEXTILES & APPAREL - 0.7%

Synthetic Industries, Inc.        B2         11,770,000            11,917,125
9.25% 2/15/07

Worldtex, Inc. 9.625% 12/15/07    B1         6,235,000             5,455,625

                                                                   17,372,750

TOTAL DURABLES                                                     34,879,800

ENERGY - 4.4%

COAL - 0.6%

P&L Coal Holdings Corp.:

8.875% 5/15/08                    Ba3        2,560,000             2,566,400

9.625% 5/15/08                    B2         11,130,000            11,074,350

                                                                   13,640,750

ENERGY SERVICES - 1.0%

Ocean Rig Norway AS 10.25%        B3         4,650,000             3,255,000
6/1/08

R&B Falcon Corp.:

9.5% 12/15/08                     Ba3        8,350,000             7,515,000

12.25% 3/15/06 (f)                Ba3        4,940,000             5,112,900

RBF Finance Co.:

11% 3/15/06 (f)                   Ba3        6,520,000             6,715,600

11.375% 3/15/09 (f)               Ba3        3,120,000             3,229,200

                                                                   25,827,700



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

OIL & GAS - 2.8%

Belden & Blake Corp. 9.875%       Caa1      $ 2,155,000           $ 1,637,800
6/15/07

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3         1,610,000             1,420,825

8.5% 3/15/12                      B3         840,000               676,200

9.125% 4/15/06                    B3         1,440,000             1,288,800

9.625% 5/1/05                     B3         16,046,000            15,003,010

Comstock Resources, Inc.          B2         3,880,000             3,967,300
11.25% 5/1/07 (f)

Flores & Rucks, Inc. 9.75%        B1         2,050,000             2,101,250
10/1/06

Great Lakes Carbon Corp.:

0% 5/15/09 (d)                    Caa1       17,115,000            9,242,100

10.25% 5/15/08 pay-in-kind        B3         10,330,000            10,175,050

Gulf Canada Resources Ltd.:

8.35% 8/1/06                      Ba1        520,000               499,200

8.375% 11/15/05                   Ba1        3,150,000             3,094,875

HS Resources, Inc. 9.25%          B2         530,000               522,050
11/15/06

Kelley Oil & Gas Corp. 14%        B3         3,000,000             3,030,000
4/15/03 (f)

Ocean Energy, Inc.:

8.375% 7/1/08                     B1         1,860,000             1,794,900

8.875% 7/15/07                    B1         1,350,000             1,329,750

10.375% 10/15/05                  B2         1,280,000             1,340,800

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         8,140,000             8,262,100

Series D, 10.25% 3/15/06          B2         2,770,000             2,811,550

Seven Seas Petroleum, Inc.        Caa1       4,210,000             2,147,100
12.5% 5/15/05

                                                                   70,344,660

TOTAL ENERGY                                                       109,813,110

FINANCE - 2.6%

CREDIT & OTHER FINANCE - 2.6%

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       11,420,000            8,736,300

10% 3/15/04                       Caa3       2,364,000             1,820,280

ContiFinancial Corp.:

8.125% 4/1/08                     Caa1       2,110,000             1,603,600

8.375% 8/15/03                    Caa1       4,500,000             3,240,000

Delta Financial Corp. 9.5%        B3         2,090,000             1,797,400
8/1/04

Imperial Credit Capital Trust     B2         4,870,000             3,993,400
I 10.25% 6/14/02

Imperial Credit Industries        B3         17,470,000            14,325,400
9.875% 1/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1       $ 2,720,000           $ 2,284,800

7.6% 8/1/07                       Ba1        5,480,000             4,507,300

7.875% 8/1/03                     Ba1        6,900,000             5,882,250

MFN Financial Corp. 10%           -          10,000,000            9,525,000
3/23/01

PX Escrow Corp. 0% 2/1/06 (d)     B3         3,720,000             2,269,200

WinStar Equipment II Corp.        CCC+       3,370,000             3,504,800
12.5% 3/15/04

                                                                   63,489,730

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP 14% 6/10/02 (f)      -          16,948                16,927

TOTAL FINANCE                                                      63,506,657

HEALTH - 3.1%

DRUGS & PHARMACEUTICALS - 0.3%

Global Health Sciences, Inc.      Caa1       10,080,000            7,585,200
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.4%

Wright Medical Technology,        Caa3       18,650,000            10,257,500
Inc. 11.75% 7/1/00 (g)

MEDICAL FACILITIES MANAGEMENT
- 2.4%

Express Scripts, Inc. 9.625%      Ba2        4,940,000             5,014,100
6/15/09 (f)

Fountain View, Inc. 11.25%        Caa1       7,330,000             5,937,300
4/15/08

Hanger Orthopedic Group, Inc.     B3         2,520,000             2,557,800
11.25% 6/15/09 (f)

Harborside Healthcare Corp.       B3         10,250,000            3,997,500
0% 8/1/08 (d)

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2         4,933,000             3,453,100

9.5% 9/15/07                      B2         2,510,000             1,819,750

Mariner Post-Acute Network,       B3         11,630,000            1,860,800
Inc. 9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1       11,100,000            11,211,000
5/15/05 (f)

Tenet Healthcare Corp.:

7.625% 6/1/08                     Ba1        2,210,000             2,082,925

7.875% 1/15/03                    Ba1        11,140,000            10,972,900



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

8% 1/15/05                        Ba1       $ 1,870,000           $ 1,823,250

8.125% 12/1/08                    Ba3        9,740,000             9,204,300

                                                                   59,934,725

TOTAL HEALTH                                                       77,777,425

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

ELECTRICAL EQUIPMENT - 0.8%

Motors & Gears, Inc. 10.75%       B3         14,810,000            14,884,050
11/15/06

Telex Communications, Inc.        B2         7,490,000             5,692,400
10.5% 5/1/07

                                                                   20,576,450

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Applied Power, Inc. 8.75%         B1         4,380,000             4,248,600
4/1/09

Thermadyne Holdings Corp. 0%      Caa1       11,470,000            5,562,950
6/1/08 (d)

Thermadyne Manufacturing LLC      B3         5,460,000             4,818,450
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         5,790,000             5,529,450
(f)

                                                                   20,159,450

POLLUTION CONTROL - 0.4%

Envirosource, Inc.:

Series B 9.75% 6/15/03            B3         4,900,000             3,013,500

9.75% 6/15/03                     Caa3       9,496,000             5,840,040

                                                                   8,853,540

TOTAL INDUSTRIAL MACHINERY &                                       49,589,440
EQUIPMENT

MEDIA & LEISURE - 17.5%

BROADCASTING - 11.0%

Ascent Entertainment Group,       B3         12,445,000            8,960,400
Inc. 0% 12/15/04 (d)

Benedek Communications Corp.      B3         5,000,000             4,150,000
0% 5/15/06 (d)

Central European Media            Caa1       2,690,000             2,299,950
Enterprises Ltd. 9.375%
8/15/04

Century Communications Corp.:

8.875% 1/15/07                    Ba3        6,270,000             6,246,488

Series B, 0% 1/15/08              Ba3        12,530,000            5,513,200

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(f)                  B2         8,610,000             5,295,150

8.625% 4/1/09 (f)                 B2         10,570,000            10,107,563

CSC Holdings, Inc. 9.875%         B1         4,000,000             4,270,000
5/15/06

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Diamond Cable Communications      B3        $ 7,990,000           $ 6,312,100
PLC 0% 2/15/07 (d)

EchoStar DBS Corp. 9.375%         B2         20,700,000            20,958,750
2/1/09 (f)

Golden Sky DBS, Inc. 0%           Caa1       6,070,000             3,520,600
3/1/07 (d)(f)

International Cabletel, Inc.      B3         31,625,000            27,592,813
0% 2/1/06 (d)

Iridium Operating LLC/Iridium
Capital Corp.:

10.875% 7/15/05                   Caa3       8,830,000             1,766,000

11.25% 7/15/05                    Caa3       10,360,000            2,072,000

LIN Holdings Corp. 0% 3/1/08      B3         7,398,000             4,938,165
(d)

NTL Communications Corp.          B3         14,080,000            15,417,600
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (d)                     B3         32,525,000            21,791,750

10% 2/15/07                       B3         11,300,000            11,582,500

Olympus Communications            B1         10,585,000            11,590,575
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV:

8.75% 6/30/04 (f)(g)              B1         15,235,000            14,168,550

10.125% 11/1/04                   B3         25,420,000            20,081,800

Sinclair Broadcast Group,         B2         1,130,000             1,114,463
Inc. 9% 7/15/07

Telewest PLC 0% 10/1/07 (d)       B1         31,492,000            28,185,340

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (d)           B2         28,065,000            19,926,150

Series D 0% 5/15/06 (d)           B2         5,520,000             3,919,200

United International              B3         23,040,000            15,321,600
Holdings, Inc. 0% 2/15/08 (d)

                                                                   277,102,707

ENTERTAINMENT - 2.0%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         8,180,000             7,689,200

9.5% 2/1/11                       B3         6,680,000             6,262,500

Carmike Cinemas, Inc. 9.375%      B2         940,000               914,150
2/1/09 (f)

Harrahs Operating Co., Inc.       Ba2        10,000,000            9,700,000
7.875% 12/15/05

Hollywood Entertainment Corp.     B3         9,600,000             9,432,000
10.625% 8/15/04



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Premier Parks, Inc.:

0% 4/1/08 (d)                     B3        $ 12,660,000          $ 8,387,250

9.25% 4/1/06                      B3         2,640,000             2,613,600

Town Sports International,        B2         5,620,000             5,367,100
Inc. 9.75% 10/15/04 (f)

                                                                   50,365,800

LEISURE DURABLES & TOYS - 0.4%

Marvel Enterprises, Inc. 12%      -          8,750,000             8,925,000
6/15/09 (f)

LODGING & GAMING - 3.3%

Circus Circus Enterprises,        Ba2        7,110,000             6,256,800
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         4,710,000             4,533,375
9.5% 4/1/09 (f)

Florida Panthers Holdings,        B2         8,750,000             8,246,875
Inc. 9.875% 4/15/09

Horseshoe Gaming LLC:

8.625% 5/15/09 (f)                B2         14,600,000            14,125,500

9.375% 6/15/07                    B2         2,690,000             2,743,800

KSL Recreation Group, Inc.        B3         8,280,000             8,404,200
10.25% 5/1/07

Prime Hospitality Corp.:

9.25% 1/15/06                     Ba2        1,630,000             1,638,150

9.75% 4/1/07                      B1         2,960,000             2,904,500

Signature Resorts, Inc.:

9.25% 5/15/06                     B2         12,280,000            11,788,800

9.75% 10/1/07                     B3         19,080,000            17,172,000

Sun International Hotels          Ba3        5,510,000             5,523,775
Ltd./Sun International North
America, Inc. yankee 9%
3/15/07

                                                                   83,337,775

RESTAURANTS - 0.8%

AFC Enterprises, Inc. 10.25%      B3         9,890,000             9,988,900
5/15/07

CKE Restaurants, Inc. 9.125%      B1         4,250,000             3,995,000
5/1/09

NE Restaurant, Inc. 10.75%        B3         6,390,000             5,846,850
7/15/08

                                                                   19,830,750

TOTAL MEDIA & LEISURE                                              439,562,032

NONDURABLES - 0.7%

FOODS - 0.3%

International Home Foods,         B2         7,150,000             7,543,250
Inc. 10.375% 11/1/06

HOUSEHOLD PRODUCTS - 0.4%

AKI Holding Corp. 0% 7/1/09       Caa1       9,120,000             3,465,600
(d)

AKI, Inc. 10.5% 7/1/08            B2         6,960,000             6,716,400

                                                                   10,182,000

TOTAL NONDURABLES                                                  17,725,250

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - 2.3%

APPAREL STORES - 1.1%

Mothers Work, Inc. 12.625%        B3        $ 7,440,000           $ 7,737,600
8/1/05

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1         18,870,000            13,963,800

9% 7/15/07                        B3         9,850,000             6,107,000

                                                                   27,808,400

GROCERY STORES - 0.8%

Fleming Companies, Inc.:

Series B, 10.625% 7/31/07         B3         910,000               846,300

10.5% 12/1/04                     B3         5,830,000             5,480,200

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07                   Caa1       12,115,000            4,361,400

12% 3/1/06                        B3         2,590,000             2,110,850

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3         4,590,000             4,268,700

9.5% 8/1/03                       B3         2,860,000             2,659,800

                                                                   19,727,250

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

Guitar Center, Inc. 11% 7/1/06    B1         5,177,000             5,254,655

TM Group Holdings PLC 11%         B3         6,140,000             6,216,750
5/15/08

                                                                   11,471,405

TOTAL RETAIL & WHOLESALE                                           59,007,055

SERVICES - 3.6%

LEASING & RENTAL - 0.6%

Anthony Crane Rentals             B3         6,370,000             6,115,200
LP/Anthony Credit Capital
Corp. 10.375% 8/1/08

Rent-A-Center, Inc. 11%           B2         8,680,000             8,723,400
8/15/08

                                                                   14,838,600

PRINTING - 1.7%

Big Flower Press Holdings,        B2         13,900,000            13,066,000
Inc. 8.875% 7/1/07

Sullivan Graphics, Inc.           Caa1       21,340,000            22,193,600
12.75% 8/1/05

World Color Press, Inc. 7.75%     B1         8,060,000             7,495,800
2/15/09

                                                                   42,755,400

SERVICES - 1.3%

AP Holdings, Inc. 0% 3/15/08      Caa2       2,470,000             1,284,400
(d)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Apcoa, Inc. 9.25% 3/15/08         Caa1      $ 13,590,000          $ 12,231,000

Medaphis Corp. 9.5% 2/15/05       Caa1       13,713,000            10,147,620

SITEL Corp. 9.25% 3/15/06         B3         2,630,000             2,228,925

Spin Cycle, Inc. 0% 5/1/05 (d)    -          25,335,000            7,347,150

                                                                   33,239,095

TOTAL SERVICES                                                     90,833,095

TECHNOLOGY - 3.3%

COMMUNICATIONS EQUIPMENT - 0.3%

Jordan Telecommunication
Products, Inc.:

0% 8/1/07 (d)                     B3         3,810,000             3,238,500

9.875% 8/1/07                     B3         2,990,000             2,930,200

                                                                   6,168,700

COMPUTER SERVICES & SOFTWARE
- 0.5%

Concentric Network Corp.          -          12,760,000            13,334,200
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3         7,220,000             361,000
8/1/07 (c)

DecisionOne Holdings Corp. 0%     Caa1       2,005,000             10,025
8/1/08 unit (c)(d)

                                                                   13,705,225

ELECTRONIC INSTRUMENTS - 0.8%

Telecommunications Techniques     B3         19,995,000            19,395,150
Co. LLC 9.75% 5/15/08

ELECTRONICS - 1.7%

Communications Instruments,       B3         4,460,000             4,014,000
Inc. 10% 9/15/04

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         1,640,000             1,594,900

10.375% 10/1/07 (f)               B3         12,700,000            12,509,500

Hadco Corp. 9.5% 6/15/08          B2         14,645,000            14,278,875

Insilco Corp. 12% 8/15/07         B3         7,380,000             7,306,200

Micron Technology, Inc. 6.5%      B3         5,000,000             3,950,000
9/30/05 (h)

                                                                   43,653,475

TOTAL TECHNOLOGY                                                   82,922,550

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.4%

Kitty Hawk, Inc. 9.95%            B1         10,959,000            10,876,808
11/15/04

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

SHIPPING - 0.2%

Holt Group, Inc. 9.75%            Caa1      $ 5,240,000           $ 3,563,200
1/15/06 (f)

TOTAL TRANSPORTATION                                               14,440,008

UTILITIES - 24.2%

CELLULAR - 10.7%

Cellnet Data Systems, Inc. 0%     -          69,670,000            30,654,800
10/1/07 (d)

Dial Call Communications,         B2         4,080,000             4,161,600
Inc. 10.25% 12/15/05

McCaw International Ltd. 0%       Caa1       44,305,000            26,804,525
4/15/07 (d)

Metrocall, Inc.:

10.375% 10/1/07                   B3         5,670,000             4,394,250

11% 9/15/08 (f)                   B3         3,410,000             2,693,900

Millicom International            Caa1       79,940,000            58,356,194
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.:

0% 9/15/07 (d)                    B2         950,000               688,750

0% 10/31/07 (d)                   B2         6,990,000             4,910,475

0% 2/15/08 (d)                    B2         36,980,000            25,516,200

Nextel International, Inc. 0%     Caa1       18,900,000            9,544,500
4/15/08 (d)

Orbital Imaging Corp.:

11.625% 3/1/05                    -          9,075,000             8,349,000

11.625% 3/1/05 (f)                -          3,680,000             3,348,800

Orion Network Systems, Inc.:

0% 1/15/07 (d)                    B2         28,870,000            15,734,150

11.25% 1/15/07                    B2         4,995,000             4,395,600

PageMart Nationwide, Inc. 0%      B3         12,820,000            11,473,900
2/1/05 (d)

PageMart Wireless, Inc. 0%        Caa2       34,440,000            14,292,600
2/1/08 (d)

Rogers Communications, Inc.       B2         18,780,000            18,967,800
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -          14,000,000            7,910,000
4/15/09 (d)(f)

Telesystem International
Wireless, Inc.:

0% 6/30/07 (d)                    Caa1       17,940,000            9,149,400

0% 11/1/07 (d)                    Caa1       17,800,000            7,832,000

                                                                   269,178,444

TELEPHONE SERVICES - 13.5%

Alestra S. de R.L. de CV          B2         5,670,000             5,471,550
12.625% 5/15/09 (f)

Allegiance Telecom, Inc. 0%       -          4,770,000             2,981,250
2/15/08 (d)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Call-Net Enterprises, Inc.        B2        $ 9,710,000           $ 9,297,325
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         14,660,000            8,026,350

12.5% 2/15/09                     B3         8,090,000             7,786,625

GCI, Inc. 9.75% 8/1/07            B2         4,420,000             4,364,750

GST Network Funding, Inc. 0%      -          14,980,000            8,538,600
5/1/08 (d)(f)

GST Equipment Funding, Inc.       -          4,870,000             5,198,725
13.25% 5/1/07

GST Telecommunications, Inc.      -          18,870,000            20,473,950
12.75% 11/15/07

Hermes Europe Railtel BV          B3         7,350,000             7,478,625
10.375% 1/15/09

ICG Holdings, Inc. 0% 9/15/05     -          10,490,000            9,100,075
(d)

ICG Services, Inc.:

0% 2/15/08 (d)                    -          38,590,000            21,513,925

0% 5/1/08 (d)                     -          3,030,000             1,636,200

Intermedia Communications,        B3         14,530,000            8,282,100
Inc. 0% 3/1/09 (d)

IXC Communications, Inc. 9%       B3         15,335,000            14,568,250
4/15/08

KMC Telecom Holdings, Inc.:

0% 2/15/08 (d)                    Caa2       19,400,000            10,330,500

13.5% 5/15/09 (f)                 Caa2       7,200,000             7,218,000

Logix Communications              -          10,910,000            9,655,350
Enterprises, Inc. 12.25%
6/15/08

Metromedia Fiber Network,         B2         11,310,000            11,649,300
Inc. 10% 11/15/08

NEXTLINK Communications, Inc.:

0% 6/1/09 (d)                     B3         14,570,000            8,578,088

10.75% 6/1/09                     B3         7,810,000             8,024,775

Ono Finance PLC 13% 5/1/09        -          5,140,000             5,294,200
unit (f)

Optel Communications Corp.        -          12,900,000            12,083,688
15% 12/29/04 (h)

Pathnet, Inc. 12.25% 4/15/08      -          12,390,000            6,814,500

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         17,735,000            9,443,888

12.75% 4/15/09 (f)                B3         7,480,000             6,993,800

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       20,510,000            12,100,900

11.5% 12/1/07                     Caa1       10,425,000            10,268,625

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       7,050,000             6,168,750

0% 10/15/05 (d)                   Caa1       30,160,000            41,620,800

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.
- continued

0% 3/15/08 (d)                    CCC       $ 18,755,000          $ 16,410,625

10% 3/15/08                       CCC        14,750,000            12,980,000

15% 3/1/07                        CCC        2,240,000             2,576,000

WinStar Equipment Corp. 12.5%     B3         6,655,000             6,921,200
3/15/04

                                                                   339,851,289

TOTAL UTILITIES                                                    609,029,733

TOTAL NONCONVERTIBLE BONDS                                         1,871,861,606

TOTAL CORPORATE BONDS                                              1,902,463,331
(Cost $2,035,747,341)



ASSET-BACKED SECURITIES - 0.2%



Airplanes Pass Through Trust      Ba2        4,610,000                         4,356,450
10.875% 3/15/19 (Cost
$5,138,363)

COMMERCIAL MORTGAGE
SECURITIES - 0.9%



Commercial Mortgage               BB+        4,500,000                         2,723,203
Acceptance Corp. pass
through certificates Series
1998-C2 Class F, 5.44%
5/15/13 (f)(g)

Commercial Mortgage Asset         Ba1        4,750,000                         3,062,266
Trust pass through
certificates Series 1999-C1
Class F, 6.25% 11/17/13 (f)

LB Multifamily Mortgage Trust     Caa1       2,714,587                         1,900,211
Series 1991 4 Class A1,
6.973% 4/25/21 (g)

Meritor Mortgage Security         -          1,350,000                         162,000
Corp. Series 1987 1 Class B,
9.4% 2/1/00 (f)

Mortgage Capital Funding,         Ba1        4,500,000                         3,682,969
Inc. Series 1998-MC3 Class
F, 0% 11/18/31 (f)(g)

Nationslink Funding Corp.         BB         4,500,000                         3,369,375
Commercial Mortgage pass
through certificates Series
1998-2 Class F, 7.105%
8/20/30

Nomura Depositor Trust Series     -          4,000,000                         3,562,500
1998-ST1A Class B1A, 7.7375%
1/15/03 (f)(g)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                  VALUE (NOTE 1)

Structured Asset Securities
Corp.:

Series 1994 - C1 Class F,         B         $ 2,600,000                       $ 1,996,313
6.87% 8/25/26

Series 1995-C1 Class F,           -          2,000,000                         1,550,625
7.375% 9/25/24 (f)

TOTAL COMMERCIAL MORTGAGE                                                      22,009,462
SECURITIES
(Cost $22,167,690)


COMMON STOCKS - 5.5%

                                SHARES

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Sterling Chemicals Holdings,     340                       5,100
Inc. warrants 8/15/08 (a)

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.1%

International Utility            2,500                     2,425,000
Structures, Inc. unit

REAL ESTATE - 0.2%

LNR Property Corp.               312,100                   6,671,138

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Ocwen Asset Investment Corp.     368,000                   1,656,000

TOTAL CONSTRUCTION & REAL                                  10,752,138
ESTATE

DURABLES - 0.3%

TEXTILES & APPAREL - 0.3%

Arena Brands Holdings Corp.      48,889                    1,222,225
Class B (a)

Polymer Group, Inc. (a)          450,600                   5,294,550

                                                           6,516,775

ENERGY - 1.2%

ENERGY SERVICES - 0.6%

R&B Falcon Corp. unit (a)(f)     13,988                    14,267,760

OIL & GAS - 0.6%

Chesapeake Energy Corp.          277,800                   816,038

Plains Resources, Inc. (a)       775,400                   14,732,600

                                                           15,548,638

TOTAL ENERGY                                               29,816,398

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.0%

Olympic Financial Ltd.           498                       498
warrants 3/15/07 (a)

SAVINGS & LOANS - 0.3%

Golden State Bancorp, Inc.       300,000                   6,600,000

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP (f)                 3,000                     270,000

TOTAL FINANCE                                              6,870,498

COMMON STOCKS - CONTINUED

                                SHARES                    VALUE (NOTE 1)

HEALTH - 0.0%

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Wright Medical Technology,       3,212                    $ 32
Inc. warrants 6/30/03 (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

POLLUTION CONTROL - 0.7%

Allied Waste Industries, Inc.    900,000                   17,775,000
(a)

MEDIA & LEISURE - 0.9%

BROADCASTING - 0.0%

Benedek Communications Corp.     57,600                    115,200
warrants 7/1/07 (a)

CS Wireless Systems, Inc.        1,024                     10
(a)(f)

NTL, Inc. warrants 12/31/08      23,146                    1,157,300
(a)

Teletrac Holdings, Inc.          3,940                     1,970
warrants 8/1/07 (a)

UIH Australia/Pacific, Inc.      26,805                    53,610
warrants 5/15/06 (a)

                                                           1,328,090

ENTERTAINMENT - 0.0%

Alliance Gaming Corp. (a)(h)     2,028                     6,084

LODGING & GAMING - 0.9%

Motels of America, Inc. (a)      3,000                     57,000

Sunterra Corp. (a)               1,541,400                 21,483,263

                                                           21,540,263

TOTAL MEDIA & LEISURE                                      22,874,437

NONDURABLES - 0.0%

TOBACCO - 0.0%

North Atlantic Trading, Inc.     210                       2
warrants 6/15/07 (a)

RETAIL & WHOLESALE - 0.2%

APPAREL STORES - 0.2%

Mothers Work, Inc. (a)(e)        299,100                   3,888,300

Mothers Work, Inc. (a)(h)        2,952                     38,376

                                                           3,926,676

SERVICES - 0.0%

Spin Cycle, Inc. warrants        25,335                    253
5/1/05 (a)(f)

TECHNOLOGY - 0.0%

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. Class A (a)          7,167                     36,283

ELECTRONICS - 0.0%

Insilco Corp. warrants           7,380                     74
8/15/07 (a)

TOTAL TECHNOLOGY                                           36,357

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.1%

Kitty Hawk, Inc. (a)             349,400                   2,751,525



                                SHARES                    VALUE (NOTE 1)

UTILITIES - 1.4%

CELLULAR - 0.4%

Cellnet Data Systems, Inc.       18,000                   $ 72,000
warrants 10/1/07 (a)(f)

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio       45,930                    241,133
 .47) (a)

warrants 1/15/07 (CV ratio       5,585                     40,491
 .6) (a)

McCaw International Ltd.         42,305                    105,763
warrants 4/15/07 (a)(f)

Microcell Telecommunications,    47,716                    375,151
Inc.  Class B (a)

Orbital Imaging Corp.            4,815                     144,450
warrants 3/1/05 (a)(f)

PageMart Wireless, Inc. Class    1,241,700                 9,390,356
A (a)

                                                           10,369,344

TELEPHONE SERVICES - 1.0%

GST Telecommunications, Inc.     441,300                   5,736,900
(a)

Intermedia Communications,       150,000                   4,500,000
Inc. (a)

KMC Telecom Holdings, Inc.       12,650                    31,625
warrants 4/15/08 (a)(f)

Optel Communications Corp.       2,559,515                 25,595
warrants 12/29/04 (a)(h)

Pathnet, Inc. warrants           12,390                    123,900
4/15/08 (a)(f)

Rhythms NetConnections, Inc.     89,560                    15,058,618
warrants 5/15/08 (a)(f)

                                                           25,476,638

TOTAL UTILITIES                                            35,845,982

TOTAL COMMON STOCKS                          137,171,173
(Cost $128,024,815)

PREFERRED STOCKS - 13.8%



CONVERTIBLE PREFERRED STOCKS
- 0.1%

ENERGY - 0.1%

OIL & GAS - 0.1%

Chesapeake Energy Corp.:

$3.50 (f)                        63,700                    1,656,200

$3.50                            42,500                    1,105,000

                                                           2,761,200

NONCONVERTIBLE PREFERRED
STOCKS - 13.7%

BASIC INDUSTRIES - 0.1%

PACKAGING & CONTAINERS - 0.1%

Packaging Corp. of America       20,210                    2,079,730
$12.375 pay-in-kind (f)

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.0%

International Utility            334                       317,300
Structures, Inc. 13%
pay-in-kind (f)

PREFERRED STOCKS - CONTINUED

                                SHARES                    VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Swerdlow Real Estate Group,
Inc.:

Class A (h)                      79,800                   $ 11,132

Class B (h)                      19,817                    2,760

junior (h)                       19,817                    2,760

mezzanine (h)                    79,800                    78,520

senior (h)                       79,800                    7,618,828

                                                           7,714,000

TOTAL CONSTRUCTION & REAL                                  8,031,300
ESTATE

FINANCE - 0.4%

INSURANCE - 0.4%

American Annuity Group           8,910                     8,845,135
Capital Trust II 8.875%

HEALTH - 0.7%

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Fresenius Medical Care           15,424                    14,600,744
Capital Trust II 7.875%

Harborside Healthcare Corp.      4,420                     1,989,000
13.50% pay-in-kind

                                                           16,589,744

MEDIA & LEISURE - 3.0%

BROADCASTING - 3.0%

Citadel Broadcasting Co.         74,736                    8,669,376
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind              331,316                   36,279,102

Series H, 11.75% pay-in-kind     206,162                   22,523,199

Granite Broadcasting Corp.       9,309                     9,122,820
12.75% pay-in-kind

                                                           76,594,497

NONDURABLES - 0.2%

TOBACCO - 0.2%

North Atlantic Trading, Inc.     265,760                   5,780,280
12% pay-in-kind

TECHNOLOGY - 0.8%

COMPUTER SERVICES & SOFTWARE
- 0.8%

Concentric Network Corp.         21,227                    20,165,650
13.5% pay-in-kind

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. 8% non-cumulative    480                       748,800
(a)

TOTAL TECHNOLOGY                                           20,914,450



                                SHARES                    VALUE (NOTE 1)

UTILITIES - 8.2%

CELLULAR - 3.2%

Nextel Communications, Inc.:

11.125% pay-in-kind              45,065                   $ 45,290,325

Series D, 13% pay-in-kind        32,979                    34,792,845

                                                           80,083,170

TELEPHONE SERVICES - 5.0%

e.spire Communications, Inc.:

$127.50 pay-in-kind              16,945                    6,015,475

14.75% pay-in-kind               3,915                     1,683,450

ICG Holdings, Inc. 14.25%        23,376                    23,259,120
pay-in-kind

Intermedia Communications,       27,468                    26,987,310
Inc. 13.5% pay-in-kind

IXC Communications, Inc.         13,125                    12,600,000
12.5% pay-in-kind

NEXTLINK Communications, Inc.    980,799                   49,530,350
14% pay-in-kind

WinStar Communications, Inc.     7,810                     6,287,050
14.25%

                                                           126,362,755

TOTAL UTILITIES                                            206,445,925

TOTAL NONCONVERTIBLE                                       345,281,061
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                     348,042,261
(Cost $371,145,887)


PURCHASED BANK DEBT - 1.3%

MOODY'S RATINGS (UNAUDITED) (B)           PRINCIPAL AMOUNT

Huntsman ICI Chemicals LLC
sr. secured:

term B loan 8.3125% 6/30/07       -       $ 4,500,000                     4,494,375
(g)

term C loan 8.5625% 6/30/08       -        4,500,000                      4,494,375
(g)

Lyondell Chemical Co. sr.         -        16,000,000                     16,080,000
secured Tranche E term loan
8.875% 5/17/06 (g)

Oxford Health Plans, Inc. sr.     B3       7,000,000                      7,035,000
secured term loan 9.335%
5/13/03 (g)

TOTAL PURCHASED BANK DEBT                                                 32,103,750
(Cost $32,018,750)


CASH EQUIVALENTS - 2.6%

                                           MATURITY AMOUNT

Investments in repurchase                $ 65,779,843                     65,771,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $65,771,000)

TOTAL INVESTMENT IN                                                     $ 2,511,917,427
SECURITIES - 100%
(Cost $2,660,013,846)


LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE            PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Hat Brands, Inc.     $ -            $ 340,000   $ -              $ -

Mothers Work, Inc.     -              347,350     -                3,888,300

TOTALS               $ -            $ 687,350   $ -              $ 3,888,300

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $359,917,762 or 14.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additonal information on each holding is as follows:

         >

                              ACQUISITION         ACQUISITION
SECURITY                      DATE                COST

Alliance Gaming Corp.         7/28/98             $ 0

Micron Technology, Inc. 6.5%  3/3/99              $ 3,869,500
9/30/05

Mothers Work, Inc.            6/18/98             $ 26,172

Optel Communications Corp.    12/31/97            $ 759,408
warrants 12/29/04

Optel Communications Corp.    12/31/97 - 1/12/99  $ 12,140,640
15% 12/29/04

Swerdlow Real Estate Group,   1/15/99             $ 11,132
Inc. Class A

Swerdlow Real Estate Group,   1/15/99             $ 2,760
Inc. Class B

Swerdlow Real Estate Group,   1/15/99             $ 2,760
Inc. junior

Swerdlow Real Estate Group,   1/15/99             $ 78,520
Inc. mezzanine

Swerdlow Real Estate Group,   1/15/99             $ 7,618,828
Inc. senior


OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,202,813,190 and $1,220,184,530, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $685 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $22,684,750. The weighted average interest rate was 4.87%. Interest expense includes $12,264 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $29,137,500. The weighted average interest rate was 5.08%. Interest expense includes $8,221 paid under the bank borrowing program.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

Aaa, Aa, A    0.0%      AAA, AA, A    0.0%

Baa           0.0%      BBB           0.0%

Ba            5.4%      BB            7.6%

B             45.8%     B             48.2%

Caa           15.9%     CCC           9.8%

Ca, C         0.0%      CC, C         0.2%

                        D             0.1%

The percentage not rated by Moody's or S&P amounted to 9.3%. FMR has determined that unrated debt securities that are lower quality account for 9.3% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    89.0%

Canada                      4.0

Luxembourg                  2.3

United Kingdom              1.7

Mexico                      1.6

Others (individually less     1.4
than 1%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,661,537,264. Net unrealized depreciation aggregated $149,619,837, of which $79,391,590 related to appreciated investment securities and $229,011,427 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,511,917,427
value (including repurchase
agreements of $65,771,000)
(cost $2,660,013,846) -  See
accompanying schedule

Cash                                          856,315

Receivable for investments                    8,019,676
sold

Receivable for fund shares                    7,514,021
sold

Dividends receivable                          4,347,155

Interest receivable                           38,239,574

Other receivables                             396,679

 TOTAL ASSETS                                 2,571,290,847

LIABILITIES

Payable for investments        $ 25,570,338
purchased

Payable for fund shares         1,041,323
redeemed

Accrued management fee          1,209,970

Distribution fees payable       15,185

Other payables and  accrued     241,460
expenses

 TOTAL LIABILITIES                            28,078,276

NET ASSETS                                   $ 2,543,212,571

Net Assets consist of:

Paid in capital                              $ 2,613,635,447

Undistributed net investment                  122,571,356
income

Accumulated undistributed net                 (44,897,883)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (148,096,349)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 2,543,212,571

INITIAL CLASS: NET ASSET                      $11.28
VALUE, offering price   and
redemption price per share
 ($2,349,796,862 (divided
by)    208,234,080 shares)

SERVICE CLASS: NET ASSET                      $11.26
VALUE, offering price   and
redemption price per share
 ($193,415,709 (divided by)
 17,179,888 shares)

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JUNE 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                               $ 19,214,021
Dividends

Interest                                         112,825,651

 TOTAL INCOME                                    132,039,672

EXPENSES

Management fee                   $ 7,470,818

Transfer agent fees               854,606

Distribution fees - Service       79,801
Class

Accounting fees and expenses      406,075

Non-interested trustees'          3,999
compensation

Custodian fees and expenses       36,113

Registration fees                 9,543

Audit                             12,986

Interest                          20,485

Miscellaneous                     3,301

 Total expenses before            8,897,727
reductions

 Expense reductions               (26,676)       8,871,051

NET INVESTMENT INCOME                            123,168,621

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (41,131,566)
(including realized loss of
$478,294  on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    936            (41,130,630)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            114,458,276

 Assets and liabilities in        70             114,458,346
foreign currencies

NET GAIN (LOSS)                                  73,327,716

NET INCREASE (DECREASE) IN                      $ 196,496,337
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                               $ 19,572
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                              7,104

                                                $ 26,676

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 123,168,621              $ 230,104,995
income

 Net realized gain (loss)       (41,130,630)               6,911,145

 Change in net unrealized       114,458,346                (342,139,590)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     196,496,337                (105,123,450)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (230,986,253)              (174,513,221)
From net investment income

 From net realized gain         (6,657,693)                (109,261,101)

 In excess of net realized      (1,977,307)                -
gain

 TOTAL DISTRIBUTIONS            (239,621,253)              (283,774,322)

Share transactions - net        107,796,135                535,004,180
increase (decrease)

  TOTAL INCREASE (DECREASE)     64,671,219                 146,106,408
IN NET ASSETS

NET ASSETS

 Beginning of period            2,478,541,352              2,332,434,944

 End of period (including      $ 2,543,212,571            $ 2,478,541,352
undistributed net investment
income of $122,571,356 and
$228,599,042, respectively)



OTHER INFORMATION:

                              SIX MONTHS ENDED JUNE 30,                  YEAR ENDED DECEMBER 31, 1998
                              1999 (UNAUDITED)

                              SHARES                     DOLLARS         SHARES                        DOLLARS

Share transactions Initial     57,354,894                $ 644,024,273    105,294,967                  $ 1,274,568,026
Class  Sold

  Reinvested                   20,936,841                 226,536,621     22,841,432                    282,776,922

  Redeemed                     (73,710,924)               (828,294,214)   (96,026,533)                  (1,157,142,331)

  Net increase (decrease)      4,580,811                 $ 42,266,680     32,109,866                   $ 400,202,617

 Service Class   Sold          6,502,761                 $ 72,659,761     11,710,091                   $ 142,335,404

  Reinvested                   1,211,540                  13,084,632      80,565                        997,399

  Redeemed                     (1,788,090)                (20,214,938)    (752,013)                     (8,531,240)

  Net increase (decrease)      5,926,211                 $ 65,529,455     11,038,643                   $ 134,801,563

Distributions

 From net investment income                              $ 218,373,139                                 $ 173,899,848
Initial Class

  Service Class                                           12,613,114                                    613,373

  Total                                                  $ 230,986,253                                 $ 174,513,221

 From net realized gain                                  $ 6,294,147                                   $ 108,877,075
Initial Class

  Service Class                                           363,546                                       384,026

  Total                                                  $ 6,657,693                                   $ 109,261,101

 In excess of net realized                               $ 1,869,335                                   $ -
gain  Initial Class

  Service Class                                           107,972                                       -

  Total                                                  $ 1,977,307                                   $ -

                                                         $ 239,621,253                                 $ 283,774,322


FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 11.530                        $ 13.580            $ 12.520     $ 12.050     $ 10.750
period

Income from Investment
Operations

Net investment income             .538 D                          1.111 D             1.124 D      .927         .856

Net realized and unrealized       .322                            (1.591)             .936         .643         1.224
gain (loss)

Total from investment             .860                            (.480)              2.060        1.570        2.080
operations

Less Distributions

From net investment income        (1.070)                         (.970) F            (.890)       (.920)       (.780)

From net realized gain            (.030)                          (.600) F            (.110)       (.180)       -

In excess of net realized gain    (.010)                          -                   -            -            -

Total distributions               (1.110)                         (1.570)             (1.000)      (1.100)      (.780)

Net asset value, end of period   $ 11.280                        $ 11.530            $ 13.580     $ 12.520     $ 12.050

TOTAL RETURN B, C                 7.87%                           (4.33)%             17.67%       14.03%       20.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,349,797                     $ 2,348,954         $ 2,329,516  $ 1,588,822  $ 1,040,000
(000 omitted)

Ratio of expenses to average      .69% A                          .70%                .71%         .71%         .71%
net assets

Ratio of net investment           9.66% A                         9.14%               8.88%        9.09%        9.32%
income to average net assets

Portfolio turnover rate           98% A                           92%                 118%         123%         132%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 11.990
period

Income from Investment
Operations

Net investment income             .770

Net realized and unrealized       (.910)
gain (loss)

Total from investment             (.140)
operations

Less Distributions

From net investment income        (.730)

From net realized gain            (.370)

In excess of net realized gain    -

Total distributions               (1.100)

Net asset value, end of period   $ 10.750

TOTAL RETURN B, C                 (1.64)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 569,417
(000 omitted)

Ratio of expenses to average      .71%
net assets

Ratio of net investment           8.75%
income to average net assets

Portfolio turnover rate           122%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 11.520                        $ 13.570                  $ 13.380
period

Income from Investment
Operations

Net investment income D           .527                            1.082                     .203

Net realized and unrealized       .323                            (1.562)                   (.013)
gain (loss)

Total from investment             .850                            (.480)                    .190
operations

Less Distributions

From net investment income        (1.070)                         (.970) F                  -

From net realized gain            (.030)                          (.600) F                  -

In excess of net realized gain    (.010)                          -                         -

Total distributions               (1.110)                         (1.570)                   -

Net asset value, end of period   $ 11.260                        $ 11.520                  $ 13.570

TOTAL RETURN B, C                 7.79%                           (4.34)%                   1.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 193,416                       $ 129,587                 $ 2,919
(000 omitted)

Ratio of expenses to average      .80% A                          .82%                      .81% A
net assets

Ratio of expenses to average      .79% A, G                       .82%                      .80% A, G
net assets after expense
reductions

Ratio of net investment           9.55% A                         9.51%                     10.75% A
income to average net assets

Portfolio turnover rate           98% A                           92%                       118%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997(COMMENCEMENT OF SALE OF
SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $23,817,743 or 0.9% of net assets.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $32,103,750 or 1.3% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other
Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $79,801, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 12% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were record owners of 60% of the total outstanding shares of the fund.

8. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.



INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Bart A. Grenier, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

VIPHI-SANN-0899  81783
1.705694.101

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional
 Operations Co., Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY


VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PERFORMANCE           3   How the fund has done over
                          time.

FUND TALK             4   The manager's review of fund
                          performance, strategy  and
                          outlook.

INVESTMENTS           5   A complete list of the fund's
                          investments.

FINANCIAL STATEMENTS  9   Statements of assets and
                          liabilities, operations, and
                          changes in net assets, as
                          well as financial highlights.

NOTES                 11  Notes to the financial
                          statements.



Third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower. Yield will vary.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: MONEY MARKET             5.17%        5.43%         5.45%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

YIELD


                   6/30/99  3/31/99   12/30/98   9/30/98   7/1/98

VIP: MONEY MARKET  4.85%    4.80%     5.08%      5.40%     5.42%

MMDA               2.03%    2.10%     2.23%      2.51%     2.51%


Money Market

MMDA

6% -
5% -
4% -
3% -
2% -
1% -
0%
Row: 1, Col: 1, Value: 4.85
Row: 1, Col: 2, Value: 2.03
Row: 2, Col: 1, Value: 4.8
Row: 2, Col: 2, Value: 2.1
Row: 3, Col: 1, Value: 5.08
Row: 3, Col: 2, Value: 2.23
Row: 4, Col: 1, Value: 5.4
Row: 4, Col: 2, Value: 2.51
Row: 5, Col: 1, Value: 5.42
Row: 5, Col: 2, Value: 2.51

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(trademark)

(checkmark)COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Duby)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE FIRST HALF
OF 1999?

A. The past six months have been very challenging in the money market area, with wide fluctuations in both money market yields and market sentiment. In January, just when it seemed as if the turmoil in emerging markets was behind us, the Brazilian markets experienced a slight hiccup and market sentiment turned positive once again, as expectations grew that the Federal Reserve Board would cut short-term interest rates as they had done in the fall of 1998. Shortly thereafter, however, market sentiment changed as economic data showed that the U.S. economy continued to exhibit strength and was not about to slow. In addition, it became evident that the problems in Brazil were not going to spread to other emerging markets. Throughout the first half of 1999, consumer and market sentiment remained at record levels, U.S. economic growth continued to astonish the market with its strength, unemployment remained at record low levels and inflation was virtually nonexistent. Growth in Gross Domestic Product (GDP) also continued to surpass expectations. By the end of the first quarter, Fed officials were beginning to voice concern that the easing of monetary policy in the fall may have overstimulated the economy.

Q. WHAT HAPPENED DURING THE SECOND QUARTER?

A. During the spring, the unemployment rate fell to a 29-year low of about 4.2% and economic data continued to reflect strong growth linked both to consumer demand and an improvement in manufacturing activity. The release in mid-May of the April consumer price index (CPI) showed an advance of 0.7% that shocked the market. Short-term interest rates adjusted upward in anticipation of a shift by the Fed to a tightening monetary policy - increases in short-term rates to slow the economy and head off inflation. The Fed adopted a bias toward tightening at its meeting in May and - after preparing the market as it had never done in the past - formally tightened monetary policy on June 30 with a 0.25 percentage point increase in the federal funds rate to 5.00%. The statement released with the increase in the funds rate indicated that the Fed was concerned "that inflationary forces might emerge which would undermine future economic growth." It appeared that the Fed felt that a portion of the 0.75 percentage point rate cut in the fall needed to be taken back. Nevertheless, the Fed announced at the same time as it hiked rates on June 30 that the future bias of monetary policy would be neutral, meaning that interest rates could be either raised or lowered in the future.

Q. WHAT STRATEGY DID YOU PURSUE WITH THE FUND?

A. Over the past six months, I followed a strategy that was quite similar to those I have pursued in the past. The fund's average maturity was lengthened on market weakness and shortened on market strength. During the first quarter of 1999, the average maturity was lengthened to 71 days as market uncertainty prevailed. As economic strength continued in the second quarter, the fund's average maturity was allowed to decline. As I said, the Fed's rate hike on June 30 was probably the most widely expected move in its history. In fact, after the tightening the markets rallied on the belief that the Fed was on hold for the foreseeable future. The fund was extended during the later half of June as the market priced in a 0.50 percentage point Fed rate hike, making longer-term investments relatively attractive when compared to the actual 5.00% Fed funds target rate that came to pass.

Q. WHAT IS YOUR OUTLOOK?

A. I believe we'll see at least one more rate hike by the Fed in the next few months, unless growth subsides dramatically or another crisis develops in the world. The market has already begun to price in the possibility of another move in the near future, as economic data remains robust. The other wild card in this equation is the Year 2000 issue and how financial market participants will prepare for it. Issuers have already begun to bring securities to market that come to maturity in and beyond late January 2000, to avoid any unforeseen problems over the turn of the year. The fourth quarter of 1999 will present many challenges in the management of the portfolio, as supply will be minimal and it will be necessary to manage the fund with an eye toward meeting shareholder flows. The liquidity needs of shareholders will have to be assessed and decisions made to address those needs early in the period. It is expected that the Fed will maintain an even keel with its policy during the fourth quarter, and has already announced that it will be ready to provide any additional liquidity should the need arise. A cautious approach will be followed to meet our shareholder needs and necessary steps will be taken to insure that all funds are fully invested at year-end.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: income and share-price stability by investing in high-quality, short-term investments

START DATE: April 1, 1982

SIZE: as of June 30, 1999, more than $1.7 billion

MANAGER: Robert Duby, since 1997; joined
Fidelity in 1982

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



CERTIFICATES OF DEPOSIT - 35.0%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 0.7%

First Union National Bank of
North Carolina

7/30/99                           4.87%                       $ 5,000,000                     $ 5,000,000

Fleet National Bank

8/3/99                            5.00 (b)                     7,000,000                       6,996,431

                                                                                               11,996,431

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 14.9%

Abbey National Treasury
Services PLC

7/6/99                            4.90                         5,000,000                       5,000,000

8/9/99                            4.90                         20,000,000                      20,000,211

9/24/99                           5.15                         15,000,000                      15,000,000

12/17/99                          5.30                         15,000,000                      15,000,000

Barclays Bank PLC

9/7/99                            5.03                         30,000,000                      29,999,996

9/7/99                            5.04                         25,000,000                      25,000,000

Credit Agricole Indosuez

8/16/99                           4.95                         10,000,000                      9,999,609

12/2/99                           5.14                         10,000,000                      10,000,625

Halifax PLC

8/12/99                           4.92                         5,000,000                       5,000,000

11/8/99                           4.95                         25,000,000                      25,000,000

11/17/99                          4.95                         10,000,000                      10,000,000

12/13/99                          5.00                         25,000,000                      25,000,000

Lloyds Bank PLC

8/31/99                           4.88                         15,000,000                      15,000,000

Morgan Guaranty Trust Co., NY

7/14/99                           4.87                         10,000,000                      10,000,054

National Westminster Bank PLC

7/19/99                           4.88                         10,000,000                      9,999,993

Norddeutsche Landesbank
Girozentrale

8/25/99                           4.95                         25,000,000                      25,000,373

Svenska Handelsbanken

8/23/99                           4.92                         10,000,000                      10,000,000

                                                                                               265,000,861

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 19.4%

Bank of Scotland Treasury
Services

7/2/99                            4.86 (b)                     5,000,000                       4,998,327

Barclays Bank PLC

7/1/99                            4.88 (b)                     5,000,000                       4,997,688

3/1/00                            5.30                         10,000,000                      9,996,141

6/14/00                           5.66                         10,000,000                      9,995,417

Bayerische Hypo-und
Vereinsbank AG

7/26/99                           5.01 (b)                     10,000,000                      9,995,556

Canadian Imperial Bank of
Commerce

2/23/00                           5.17                         5,000,000                       4,998,436

Commerzbank AG

9/1/99                            5.03                         10,000,000                      10,000,000

Credit Communale de Belgique

9/14/99                           5.09                         15,000,000                      15,000,000

12/29/99                          5.40                         10,000,000                      10,000,000



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Deutsche Bank AG

7/1/99                            4.89% (b)                   $ 25,000,000                    $ 24,987,049

8/9/99                            5.00                         23,000,000                      23,011,853

8/10/99                           4.93                         10,000,000                      10,000,000

2/16/00                           5.12                         15,000,000                      14,995,445

Dresdner Bank AG

8/10/99                           5.00                         20,000,000                      20,000,000

Landesbank Hessen-Thuringen

8/24/99                           5.10                         15,000,000                      15,000,223

3/1/00                            5.22                         5,000,000                       4,998,391

Merita Bank PLC

9/10/99                           5.05                         20,000,000                      20,000,000

RaboBank Nederland Coop.
Central

9/2/99                            5.00                         5,000,000                       5,000,000

Royal Bank of Canada

2/28/00                           5.26                         5,000,000                       4,998,564

6/5/00                            5.55                         15,000,000                      14,994,638

Societe Generale, France

12/6/99                           5.21                         15,000,000                      15,000,000

Toronto Dominion Bank

11/10/99                          5.10                         3,000,000                       2,997,786

12/8/99                           5.20                         20,000,000                      20,001,732

2/18/00                           5.15                         12,000,000                      11,997,428

UBS AG

5/18/00                           5.35                         10,000,000                      9,994,910

6/2/00                            5.52                         20,000,000                      19,992,909

6/5/00                            5.55                         25,000,000                      24,991,063

                                                                                               342,943,556

TOTAL CERTIFICATES OF DEPOSIT                                                                  619,940,848

COMMERCIAL PAPER - 49.0%



Abbey National Treasury
Services PLC

8/9/99                            4.93                         5,000,000                       4,973,946

ABN-AMRO North America, Inc.

12/6/99                           5.20                         4,000,000                       3,911,081

Aspen Funding Corp.

7/12/99                           4.94                         7,000,000                       6,989,477

Asset Securitization Coop.
Corp.

7/26/99                           4.95                         4,000,000                       3,986,333

9/18/99                           5.05 (b)                     10,000,000                      10,000,000

Associates Corp. of North
America

8/12/99                           5.04                         4,000,000                       3,976,667

Associates First Capital BV

7/20/99                           4.91                         5,000,000                       4,987,228

Associates First Capital Corp.

12/13/99                          5.39                         5,000,000                       4,879,688

Bank of Scotland Treasury
Services

9/9/99                            5.27                         10,000,000                      9,898,500

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Bear Stearns Companies, Inc.

9/9/99                            5.11%                       $ 5,000,000                     $ 4,950,903

Centric Capital Corp.

7/2/99                            4.94                         16,580,000                      16,577,734

7/8/99                            4.94                         5,000,000                       4,995,217

7/9/99                            5.02                         15,000,000                      14,983,333

7/12/99                           4.96                         20,000,000                      19,969,811

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

7/12/99                           4.95                         10,000,000                      9,984,967

7/20/99                           4.87                         5,000,000                       4,987,254

8/11/99                           4.89                         5,000,000                       4,972,496

9/8/99                            5.16                         7,000,000                       6,931,575

ConAgra, Inc.

7/12/99                           5.11                         11,000,000                      10,982,926

7/21/99                           5.22                         2,000,000                       1,994,222

CXC, Inc.

7/20/99                           4.88                         10,000,000                      9,974,508

11/10/99                          5.04                         10,200,000                      10,015,992

Daimler-Chrysler North
America Corp.

7/15/99                           5.02                         10,000,000                      9,980,556

7/28/99                           5.08                         25,000,000                      24,905,313

8/10/99                           5.04                         5,000,000                       4,972,222

8/31/99                           5.26                         20,000,000                      19,823,439

Delaware Funding Corp.

7/7/99                            4.94                         15,000,000                      14,987,700

7/8/99                            5.02                         4,720,000                       4,715,411

7/26/99                           4.87                         3,000,000                       2,989,979

Den Danske Corp., Inc.

7/22/99                           4.88                         9,000,000                       8,974,695

Enterprise Funding Corp.

7/8/99                            5.02                         3,749,000                       3,745,355

7/14/99                           4.95                         10,000,000                      9,982,233

7/15/99                           4.95                         5,662,000                       5,651,167

7/26/99                           5.08                         8,018,000                       7,989,881

8/5/99                            4.90                         3,093,000                       3,078,446

8/9/99                            5.21                         25,000,000                      24,859,708

8/24/99                           5.05                         4,919,000                       4,882,108

8/26/99                           4.90                         4,400,000                       4,366,941

8/26/99                           5.03                         11,263,000                      11,175,925

Falcon Asset Securitization

7/8/99                            4.96                         10,000,000                      9,990,394

7/15/99                           4.95                         20,000,000                      19,961,733

7/27/99                           5.10                         20,000,000                      19,926,622

9/15/99                           5.14                         10,000,000                      9,892,967

Finova Capital Corp.

7/12/99                           4.98                         3,000,000                       2,995,453

Fleet Funding Corp.

7/19/99                           5.02                         10,000,000                      9,975,000

Ford Motor Credit Co.

7/16/99                           4.86                         10,000,000                      9,979,958

7/19/99                           4.86                         25,000,000                      24,939,875



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

GE Capital International
Funding, Inc.

8/24/99                           5.12%                       $ 20,000,000                    $ 19,847,900

General Electric Capital Corp.

8/18/99                           4.93                         20,000,000                      19,871,733

9/1/99                            4.94                         5,000,000                       4,958,581

General Electric Co.

7/19/99                           4.89                         5,000,000                       4,988,050

General Motors Acceptance Corp.

8/18/99                           4.88                         10,000,000                      9,935,867

Halifax PLC

12/2/99                           5.28                         6,000,000                       5,867,945

Household Finance Corp.

12/13/99                          5.31                         10,000,000                      9,763,042

JC Penney Funding Corp.

7/21/99                           5.28                         2,000,000                       1,994,167

7/22/99                           5.28                         1,000,000                       996,932

Kitty Hawk Funding Corp.

8/9/99                            5.21                         11,000,000                      10,938,272

8/23/99                           5.11                         4,695,000                       4,660,025

8/31/99                           5.02                         10,000,000                      9,916,125

Lehman Brothers Holdings, Inc.

7/14/99                           5.05                         5,000,000                       4,990,918

7/21/99                           5.09                         5,000,000                       4,985,931

MCI WorldCom, Inc.

7/7/99                            5.15                         6,000,000                       5,994,920

8/16/99                           5.38 (b)                     10,000,000                      10,000,000

8/24/99                           5.31                         1,000,000                       992,110

Merrill Lynch & Co., Inc.

7/15/99                           4.87                         5,000,000                       4,990,628

Morgan (JP) & Co., Inc.

9/22/99                           5.23                         10,000,000                      9,881,033

Nationwide Building Society

8/5/99                            4.87                         5,000,000                       4,976,618

Newport Funding Corp.

7/15/99                           5.04 (b)                     10,000,000                      10,000,000

Norddeutsche Landesbank
Girozentrale

8/5/99                            4.91                         15,000,000                      14,930,146

Norfolk Southern Corp.

7/8/99                            5.11                         2,000,000                       1,998,024

7/13/99                           5.16                         2,000,000                       1,996,580

7/14/99                           5.18                         1,000,000                       998,140

PHH Corp.

7/1/99                            5.33                         3,000,000                       3,000,000

7/15/99                           5.05                         2,000,000                       1,996,103

Preferred Receivables Funding
Corp.

7/15/99                           5.02                         10,000,000                      9,980,556

8/3/99                            5.09                         7,000,000                       6,967,596

Salomon Smith Barney
Holdings, Inc.

7/8/99                            4.87                         5,000,000                       4,995,304

7/12/99                           4.87                         15,000,000                      14,977,908

7/20/99                           4.95                         5,000,000                       4,987,017

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Societe Generale North
America, Inc.

8/10/99                           4.92%                       $ 10,000,000                    $ 9,946,667

Three Rivers Funding Corp.

7/16/99                           5.05                         15,261,000                      15,229,015

7/19/99                           5.07                         10,000,000                      9,974,750

9/13/99                           5.10                         5,354,000                       5,298,643

Triple A One Funding Corp.

7/26/99                           5.07                         4,304,000                       4,288,906

Tyco International Group SA

7/12/99                           5.13                         1,000,000                       998,442

7/15/99                           5.15                         4,582,000                       4,572,877

9/16/99                           5.37                         2,000,000                       1,977,328

UBS Finance (Delaware), Inc.

8/9/99                            4.91                         10,000,000                      9,948,108

8/9/99                            4.92                         10,000,000                      9,948,000

12/7/99                           5.27                         10,000,000                      9,773,425

Unifunding, Inc.

7/9/99                            4.90                         10,000,000                      9,989,244

9/2/99                            5.05                         15,000,000                      14,870,850

Westpac Capital Corp.

8/16/99                           4.95                         5,000,000                       4,969,142

Windmill Funding Corp.

7/13/99                           5.02                         10,000,000                      9,983,333

7/14/99                           4.87                         6,000,000                       5,989,535

7/16/99                           4.88                         15,000,000                      14,969,875

7/21/99                           4.87                         6,000,000                       5,983,933

7/22/99                           5.06                         10,000,000                      9,970,600

7/23/99                           4.88                         6,603,000                       6,583,551

8/4/99                            4.88                         19,748,000                      19,658,103

8/18/99                           4.93                         5,000,000                       4,967,533

TOTAL COMMERCIAL PAPER                                                                         866,936,970

BANK NOTES - 6.5%



American Express Centurion Bank

7/12/99                           4.91 (b)                     10,000,000                      10,000,000

Comerica Bank, Detroit

8/9/99                            5.01 (b)                     2,000,000                       1,999,713

First Union National Bank of
North Carolina

7/1/99                            5.15 (b)                     10,000,000                      10,000,000

7/21/99                           5.02 (b)                     15,000,000                      15,000,000

Fleet National Bank, Providence

8/4/99                            5.00 (b)                     7,000,000                       6,998,792

Key Bank NA

7/21/99                           4.90 (b)                     5,000,000                       4,999,795

Mellon Bank NA, Pittsburgh

7/1/99                            4.88 (b)                     4,000,000                       3,998,040

8/10/99                           4.92                         15,000,000                      15,000,000

NationsBank NA

7/1/99                            4.90 (b)                     5,000,000                       4,998,142

7/1/99                            4.91 (b)                     5,000,000                       4,998,314

9/1/99                            4.90                         10,000,000                      10,000,000



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

PNC Bank NA, Pittsburgh

8/3/99                            5.01% (b)                   $ 7,000,000                     $ 6,999,646

US Bank NA

7/15/99                           4.85 (b)                     20,000,000                      19,998,979

TOTAL BANK NOTES                                                                 114,991,421

MASTER NOTES - 1.4%



Goldman Sachs Group L.P.

9/1/99                            5.18 (b)                     10,000,000                      10,000,000

J.P. Morgan Securities, Inc.

7/8/99                            4.92 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             25,000,000

MEDIUM-TERM NOTES - 4.7%



Abbey National Treasury
Services PLC

8/17/99                           4.85 (a)(b)                  5,000,000                       4,999,440

Bishops Gate Resources
Mortgage Trust

7/1/99                            5.14 (b)                     4,000,000                       4,000,000

CIT Group, Inc.

7/1/99                            4.95 (b)                     10,000,000                      9,994,884

GE Life & Annuity Assurance Co.

7/1/99                            5.04 (b)(c)                  14,000,000                      14,000,000

General Electric Capital Corp.

7/12/99                           4.95 (b)                     4,000,000                       4,000,000

8/3/99                            4.95 (b)                     10,000,000                      10,000,000

Goldman Sachs Group L.P.

7/7/99                            5.20 (b)(c)                  7,000,000                       7,000,000

8/10/99                           5.05 (a)(b)                  4,000,000                       4,000,000

Morgan Guaranty Trust Co., NY

7/27/99                           5.09 (b)                     10,000,000                      9,998,830

Norwest Corp.

7/22/99                           5.02 (b)                     6,000,000                       6,000,000

RACERS

7/2/99                            4.94 (a)(b)                  9,000,000                       9,000,000

TOTAL MEDIUM-TERM NOTES                                                                        82,993,154

SHORT-TERM NOTES - 2.8%



Capital One Funding Corp.
Series 1994 B,

7/7/99                            5.18 (b)                     2,906,000                       2,906,000

Capital One Funding Corp.
Series 1995 E,

7/7/99                            5.18 (b)                     5,380,000                       5,380,000

Capital One Funding Corp.
Series 1996 I,

7/7/99                            5.18 (b)                     3,762,000                       3,762,000

Monumental Life Insurance Co.

7/1/99                            5.07 (b)(c)                  5,000,000                       5,000,000

7/1/99                            5.11 (b)(c)                  5,000,000                       5,000,000

SHORT-TERM NOTES - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

New York Life Insurance Co.

7/1/99                            5.12% (b)(c)                $ 4,000,000                     $ 4,000,000

7/7/99                            5.00 (b)                     5,000,000                       5,000,000

SMM Trust Series 1999 E,

7/1/99                            4.98 (a)(b)                  3,000,000                       3,000,000

SMM Trust Series 1999 I,

7/1/99                            5.05 (a)(b)                  3,000,000                       3,000,000

Strategic Money Market Trust
Series 1998 A,

9/16/99                           5.26 (b)                     14,000,000                      14,000,000

TOTAL SHORT-TERM NOTES                                                                         51,048,000


REPURCHASE AGREEMENTS - 0.6%

                                                               MATURITY AMOUNT

In a joint trading account                                   $ 10,218,449                       10,217,000
(U.S. Treasury Obligations)
dated 6/30/99 due 7/1/99 At
5.1% (Cost $10,217,000)

TOTAL INVESTMENT IN                                                                           $ 1,771,127,393
SECURITIES - 100%

Total Cost for Income Tax Purposes                                                            $ 1,771,127,393


LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,999,440 or 1.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                       ACQUISITION DATE  COST

GE Life & Annuity Assurance    4/8/99            $ 14,000,000
Co. 5.04% 7/1/99

Goldman Sachs Group L.P.       12/7/98           $ 7,000,000
5.20% 7/7/99

Monumental Life Insurance Co:  9/17/98           $ 5,000,000
5.07% 7/1/99

5.11% 7/1/99                   3/12/99           $ 5,000,000

New York Life Insurance Co     12/21/98          $ 4,000,000
5.12% 7/1/99

INCOME TAX INFORMATION

At December 31, 1998, the fund had a capital loss carryforward of approximately $29,000 of which $1,000 and $28,000 will expire on December 31, 2002 and 2005, respectively.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,771,127,393
value -  See accompanying
schedule

Receivable for investments                   333,000
sold

Receivable for fund shares                   846,791
sold

Interest receivable                          8,413,043

Prepaid expenses                             35,553

 TOTAL ASSETS                                1,780,755,780

LIABILITIES

Payable to custodian bank      $ 50,814

Payable for fund shares         49,522,885
purchased

Accrued management fee          264,206

Other payables and  accrued     141,908
expenses

 TOTAL LIABILITIES                           49,979,813

NET ASSETS                                  $ 1,730,775,967

Net Assets consist of:

Paid in capital                             $ 1,730,789,452

Accumulated net realized gain                (13,485)
(loss) on investments

NET ASSETS, for 1,730,774,396               $ 1,730,775,967
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,730,775,967
(divided by) 1,730,774,396
shares)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED JUNE 30,
                                        1999 (UNAUDITED)

INTEREST INCOME                             $ 41,625,009

EXPENSES

Management fee                 $ 1,356,863

Transfer agent fees             569,567

Accounting fees and expenses    82,987

Non-interested trustees'        2,590
compensation

Custodian fees and expenses     15,035

Registration fees               881

Audit                           13,022

Legal                           1,515

Miscellaneous                   35,553

 Total expenses before          2,078,013
reductions

 Expense reductions             (2,445)      2,075,568

NET INTEREST INCOME                          39,549,441

NET REALIZED GAIN (LOSS)   ON                15,235
INVESTMENTS

NET INCREASE IN NET ASSETS                  $ 39,564,676
RESULTING FROM OPERATIONS

OTHER INFORMATION

Expense reductions

 Custodian credits                          $ 2,445

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net interest income   $ 39,549,441               $ 73,329,985

 Net realized gain (loss)         15,235                     30,030

 NET INCREASE (DECREASE) IN       39,564,676                 73,360,015
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (39,549,441)               (73,329,985)
from net interest income

Share transactions at net         1,842,537,411              2,992,850,183
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  39,549,441                 73,314,040
distributions from net
interest income

 Cost of shares redeemed          (1,658,815,536)            (2,579,498,939)

 NET INCREASE (DECREASE) IN       223,271,316                486,665,284
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       223,286,551                486,695,314
IN NET ASSETS

NET ASSETS

 Beginning of period              1,507,489,416              1,020,794,102

 End of period                   $ 1,730,775,967            $ 1,507,489,416


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                  1997         1996         1995

Net asset value, beginning of    $ 1.000                         $ 1.000               $ 1.000      $ 1.000      $ 1.000
period

Income from Investment            .024                            .053                  .053         .052         .057
Operations Net interest
income

Less Distributions

From net interest income          (.024)                          (.053)                (.053)       (.052)       (.057)

Net asset value, end of period   $ 1.000                         $ 1.000               $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN B                    2.43%                           5.46%                 5.51%        5.41%        5.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,730,776                     $ 1,507,489           $ 1,020,794  $ 1,126,155  $ 808,874
(000 omitted)

Ratio of expenses to average      .25% A                          .30%                  .31%         .30%         .33%
net assets

Ratio of net interest income      4.84% A                         5.33%                 5.32%        5.28%        5.72%
to average net assets



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 1.000
period

Income from Investment            .042
Operations Net interest
income

Less Distributions

From net interest income          (.042)

Net asset value, end of period   $ 1.000

TOTAL RETURN B                    4.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 748,606
(000 omitted)

Ratio of expenses to average      .27%
net assets

Ratio of net interest income      4.32%
to average net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $35,000,000 or 2.0% of net assets.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. For the fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .17%. The income-based portion of this fee was equal to $46,996, or an annualized rate of .01% of the fund's average net assets.

SUB-ADVISER FEE. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted a Distribution and Service Plan (the Plan) on behalf of the fund. Under the Plan, FMR may use its resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of fund shares or render shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

3. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $71,105 to FIDFUNDS, which are being amortized over one year.

4. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.
For the period, the reductions under this arrangement are shown under the caption "Other Information" on the fund's Statement of Operations.

5. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 51% of the outstanding shares of the fund.




INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments Money Management, Inc.
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert K. Duby, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Boyce I. Greer, VICE PRESIDENT
Stanley N. Griffith, ASSISTANT VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA


TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES

VIPMM-SANN-0899  81785
1.705628.101

VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        12  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       15  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT


An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the fund's past 10 year total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: OVERSEAS - "INITIAL CLASS"  5.12%        10.76%        10.58%

MSCI EAFE                        7.86%        8.33%         6.66%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 1999, the index included over 1,000 equity securities of companies domiciled in 21 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

(checkmark)UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

$10,000 OVER 10 YEARS
             VIP OVERSEAS                MS EAFE (NET MA TAX)
             00154                       MS001
  1989/06/30      10000.00                    10000.00
  1989/07/31      10935.39                    11255.73
  1989/08/31      10858.24                    10749.52
  1989/09/30      11533.27                    11239.18
  1989/10/31      10906.46                    10787.62
  1989/11/30      11494.70                    11329.90
  1989/12/31      12217.94                    11747.95
  1990/01/31      12054.00                    11310.82
  1990/02/28      11772.65                    10521.39
  1990/03/31      12217.63                     9425.31
  1990/04/30      12285.35                     9350.51
  1990/05/31      13088.25                    10417.42
  1990/06/30      13378.45                    10325.66
  1990/07/31      14055.60                    10471.11
  1990/08/31      12623.92                     9454.28
  1990/09/30      11424.41                     8136.68
  1990/10/31      12488.49                     9404.53
  1990/11/30      12101.55                     8849.78
  1990/12/31      12014.49                     8993.14
  1991/01/31      12130.57                     9284.03
  1991/02/28      12539.25                    10279.26
  1991/03/31      12172.49                     9662.17
  1991/04/30      12440.12                     9757.06
  1991/05/31      12469.86                     9858.87
  1991/06/30      11785.90                     9134.43
  1991/07/31      12370.74                     9583.22
  1991/08/31      12410.39                     9388.60
  1991/09/30      12915.92                     9917.74
  1991/10/31      13005.13                    10058.33
  1991/11/30      12539.25                     9588.76
  1991/12/31      12975.40                    10083.95
  1992/01/31      13134.00                     9868.56
  1992/02/29      12860.30                     9515.35
  1992/03/31      12599.07                     8887.18
  1992/04/30      13382.75                     8929.42
  1992/05/31      13965.48                     9527.12
  1992/06/30      13704.26                     9075.23
  1992/07/31      12830.16                     8842.96
  1992/08/31      12719.64                     9397.60
  1992/09/30      12207.24                     9212.02
  1992/10/31      11373.33                     8728.81
  1992/11/30      11313.04                     8810.95
  1992/12/31      11584.32                     8856.52
  1993/01/31      11915.87                     8855.44
  1993/02/28      12149.27                     9122.93
  1993/03/31      12992.11                     9918.14
  1993/04/30      13855.51                    10859.39
  1993/05/31      14153.59                    11088.74
  1993/06/30      13804.12                    10915.74
  1993/07/31      14348.88                    11297.84
  1993/08/31      15119.78                    11907.73
  1993/09/30      15037.55                    11639.70
  1993/10/31      15582.31                    11998.40
  1993/11/30      14924.48                    10949.62
  1993/12/31      15911.23                    11740.26
  1994/01/31      16949.36                    12732.84
  1994/02/28      16650.42                    12697.58
  1994/03/31      16237.26                    12150.67
  1994/04/30      16774.37                    12666.22
  1994/05/31      16567.79                    12593.49
  1994/06/30      16392.20                    12771.47
  1994/07/31      16826.02                    12894.29
  1994/08/31      17022.27                    13199.56
  1994/09/30      16578.12                    12783.84
  1994/10/31      16918.98                    13209.54
  1994/11/30      16278.58                    12574.68
  1994/12/31      16185.62                    12653.42
  1995/01/31      15514.23                    12167.34
  1995/02/28      15555.05                    12132.42
  1995/03/31      16033.99                    12889.13
  1995/04/30      16492.10                    13373.87
  1995/05/31      16721.16                    13214.45
  1995/06/30      16877.33                    12982.71
  1995/07/31      17626.97                    13790.96
  1995/08/31      17137.63                    13264.89
  1995/09/30      17387.51                    13523.95
  1995/10/31      17043.92                    13160.43
  1995/11/30      17241.74                    13526.60
  1995/12/31      17762.33                    14071.59
  1996/01/31      18095.50                    14129.36
  1996/02/29      18135.35                    14177.13
  1996/03/31      18412.72                    14478.19
  1996/04/30      18924.77                    14899.12
  1996/05/31      18935.44                    14624.95
  1996/06/30      19074.12                    14707.26
  1996/07/31      18508.73                    14277.40
  1996/08/31      18647.41                    14308.69
  1996/09/30      19191.47                    14688.81
  1996/10/31      18999.45                    14538.50
  1996/11/30      19991.56                    15116.96
  1996/12/31      20098.24                    14922.50
  1997/01/31      20098.24                    14403.20
  1997/02/28      20563.89                    14642.29
  1997/03/31      20750.73                    14697.93
  1997/04/30      20925.89                    14778.77
  1997/05/31      22233.75                    15743.38
  1997/06/30      23401.49                    16613.99
  1997/07/31      24195.56                    16885.13
  1997/08/31      22373.88                    15626.35
  1997/09/30      24020.40                    16504.08
  1997/10/31      22338.85                    15239.70
  1997/11/30      22233.75                    15087.31
  1997/12/31      22420.59                    15221.74
  1998/01/31      23156.27                    15920.71
  1998/02/28      24459.73                    16945.21
  1998/03/31      25569.25                    17470.17
  1998/04/30      26287.91                    17611.34
  1998/05/31      26250.08                    17529.09
  1998/06/30      25997.92                    17664.94
  1998/07/31      26199.65                    17847.24
  1998/08/31      21433.79                    15639.36
  1998/09/30      21408.57                    15163.30
  1998/10/31      23362.83                    16747.41
  1998/11/30      24737.11                    17608.72
  1998/12/31      25291.87                    18306.73
  1999/01/31      25644.89                    18256.02
  1999/02/28      24964.97                    17824.27
  1999/03/31      25976.71                    18571.82
  1999/04/30      27132.99                    19327.32
  1999/05/31      25884.74                    18335.26
  1999/06/30      27330.08                    19053.27
IMATRL PRASUN   SHR__CHT 19990630 19990714 113134 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Overseas Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $27,330 - a 173.30% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,053 - a 90.53% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                               % OF FUND'S INVESTMENTS

Elf Aquitaine (France)          1.8

Nokia AB (Finland)              1.7

BP Amoco PLC (United Kingdom)   1.6

Shell Transport & Trading Co.   1.5
PLC (Reg.)  (United Kingdom)

SmithKline Beecham PLC          1.4
(United Kingdom)

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1999
            % OF FUND'S INVESTMENTS

FINANCE      21.2

UTILITIES    17.4

HEALTH       8.0

ENERGY       7.1

TECHNOLOGY   7.0

TOP FIVE COUNTRIES AS OF JUNE 30, 1999
(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS

Japan                          22.7

United Kingdom                 19.3

France                         12.1

Germany                        8.3

Netherlands                    6.7

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Mace)

An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, RICK?

A. The fund fared well. For the six months that ended June 30, 1999, the fund's return topped the 4.08% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 1999, the fund's return lagged the 7.86% return of the EAFE index.

Q. WHAT FACTORS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE
DURING THE PERIOD?

A. Good stock selection in several industries - including telecommunications - helped performance. The telecommunications industry has undergone a major transformation, sparked primarily by worldwide privatization, deregulation and technological advances. This spawned a rash of mergers, acquisitions and alliances among industry participants seeking to expand their global market shares and defend their positions at home. The fund's stakes in companies such as Japan's NTT Mobile Communications and DDI Corp., and the United Kingdom's British Telecommunications and Vodafone AirTouch, performed very well. The fund's energy-related investments - including France's Elf Aquitaine, and the U.K.'s BP Amoco and Shell Transport & Trading - also performed well as the price of oil rebounded sharply.

Q. WHICH OTHER INVESTMENTS STOOD OUT AMONG THE FUND'S TOP
CONTRIBUTORS?

A. The fund's longstanding position in Finnish telecom company Nokia generated good results. When I looked at the stock a year and a half ago, it was trading at a price-to-earnings (P/E) ratio of 20 and the company was growing its earnings at a 30% to 40% clip. On that basis, when I compared Nokia to its counterpart growth stocks in the U.S., the stock should have been trading at a higher P/E multiple. Thus, I felt the valuation was attractive.

Q. WHAT FACTORS HINDERED THE FUND'S PERFORMANCE?

A. A major underweighting - relative to the EAFE index - in Japanese banks detracted from performance. Bank shares in general soared following the Japanese government's unveiling of a plan to inject capital into the country's troubled banking system. I could find no great benefit to the shareholders of these banks, so I decided to avoid them. In addition, the fund's food and household products positions declined during the period, namely Swiss-based Nestle and the U.K.-based Unilever. These companies were hit particularly hard, as investors became concerned that economic weakness would erode sales growth.

Q. THE FUND'S COMBINED INVESTMENTS IN JAPAN, THE U.K. AND FRANCE
TOTALED AROUND 54% AT THE CLOSE OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH PERFORM?

A. The fund was underweighted - at approximately 23% and 19%, respectively - in both Japan and the U.K. relative to the EAFE index during the period. At 12%, the fund was overweighted in France. The underweighting in Japan hurt somewhat, as the Japanese market turned the corner and beat the EAFE's return over the past six months. The fund's U.K. positions, while moderately underweighted relative to the index, outperformed it. The fund's investments in France performed well for the most part, but the weak performance of the euro muted much of that performance. It's important to note that the fund's country weightings are accumulated strictly as a result of my stock selection process. If our research team uncovers more stocks that meet my investing criteria in a particular country, the fund may be overweighted in that market.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic that Europe's economies can continue to improve. Since the beginning of 1999, the European Central Bank has cut interest rates and the euro has depreciated 12% against the dollar. This could bode well for European exporters. Consumer spending is also expected to be fairly strong, and stronger domestic growth could allow more small-company stocks to perform well. My outlook on Japan is a bit more tentative. We've begun to see signs of gradual improvement, but nothing to write home about yet. I'd like to see more concrete evidence of a turnaround in Japan before I commit to that market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: seeks long-term growth of capital primarily by investments in foreign securities

START DATE: January 28, 1987

SIZE: as of June 30, 1999, more than $2.2 billion

MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.7%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 2.6%

AMP Ltd.                          222,400                     $ 2,450,915

Australia & New Zealand           910,042                      6,745,668
Banking Group Ltd.

Brambles Industries Ltd.          50,600                       1,343,761

Broken Hill Proprietary Co.       497,654                      5,811,044
Ltd. (The)

Cable & Wireless Optus Ltd.       1,277,200                    2,931,608
(a)

Coles Myer Ltd.                   420,326                      2,465,266

Commonwealth Bank of Australia    116,600                      1,871,122

CSR Ltd.                          248,800                      717,171

Fosters Brewing Group Ltd.        541,900                      1,539,619

Goodman Fielder Ltd.              1,101,900                    990,372

National Australia Bank Ltd.      418,100                      6,974,431

News Corp. Ltd.                   652,382                      5,611,041

News Corp. Ltd. sponsored ADR     44,200                       1,395,063
 (ltd. vtg.)

Rio Tinto Ltd.                    235,600                      3,894,260

WMC Ltd.                          2,027,296                    8,779,109

Woolworths Ltd.                   571,300                      1,915,530

                                                               55,435,980

BELGIUM - 0.4%

Electrabel SA                     12,900                       4,176,799

Fortis B                          128,700                      4,053,922

                                                               8,230,721

BERMUDA - 0.0%

Pacific Century Insurance         194,000                      157,026
Holdings Ltd.

CANADA - 1.0%

BCE, Inc.                         295,600                      14,500,103

Celestica, Inc. (sub-vtg.)        50,500                       2,199,255

Cinar Films, Inc. Class B         136,500                      3,344,250
(sub. vtg.) (a)

Newbridge Networks Corp. (a)      33,000                       947,563

Noranda, Inc.                     108,400                      1,437,725

                                                               22,428,896

DENMARK - 0.6%

Carlsberg AS Class B              58,800                       2,444,229

Den Danske Bank Group AS          30,400                       3,285,576

Ratin AS Class B                  15,100                       1,767,978

Tele Danmark AS Class B           39,000                       1,912,983

Unidanmark AS Class A             43,200                       2,873,216

                                                               12,283,982

FINLAND - 2.5%

Asko OY Class A                   32,100                       524,984

Helsinki Telephone Corp.          53,400                       2,541,023
Class E

Nokia AB                          404,600                      37,046,179

Sampo Insurance Co. Ltd.          97,800                       2,842,855

Sonera Group PLC (e)              74,500                       1,633,810

UPM-Kymmene Corp.                 269,100                      8,351,115

Valmet OY                         45,800                       521,156

                                                               53,461,122



                                 SHARES                       VALUE (NOTE 1)

FRANCE - 11.9%

Alcatel Alsthom Compagnie         45,550                      $ 6,462,407
Generale d'Electricite SA
(RFD)

AXA SA de CV (a)                  136,726                      16,731,904

Banque Nationale de Paris         205,800                      17,201,497

Canal Plus SA                     9,000                        2,533,265

Cap Gemini SA                     34,800                       5,486,226

Castorama Dubois                  22,900                       5,448,448
Investissements SA

Club Mediterranee SA (a)          22,000                       2,341,788

Coflexip SA sponsored ADR         83,400                       3,627,900

Compagnie de St. Gobain           27,600                       4,411,102

Compagnie Financiere de           51,200                       5,757,169
Paribas  Class A (Reg.) (a)

Elf Aquitaine                     268,637                      39,523,204

France Telecom SA                 206,000                      15,609,333

Groupe Danone                     36,700                       9,491,079

L'Oreal SA                        5,000                        3,390,410

Lafarge SA                        29,821                       2,844,216

Lagardere S.C.A. (Reg.)           67,400                       2,516,962

Michelin SA (Compagnie            66,519                       2,729,716
Generale des Etablissements)
Class B

Pechiney SA Class A               15,996                       689,682

Pinault Printemps SA              17,000                       2,926,252

Rhone-Poulenc SA Class A          148,172                      6,834,432

Sanofi-Synthelabo SA (a)          264,968                      11,279,056

Scor SA                           96,500                       4,801,555

Seita                             29,700                       1,720,497

Societe Generale, France          53,000                       9,369,738
Class A (a)

Suez Lyonnaise des Eaux           72,000                       13,026,622

Television Francaise 1 SA         34,900                       8,159,121
(T.F.1)

Total Fina SA Class B             158,954                      20,485,195

Union Assurances Federales SA     48,499                       5,769,526

Valeo SA                          28,700                       2,375,097

Vivendi SA                        308,800                      25,091,867

                                                               258,635,266

GERMANY - 7.6%

Allianz AG (Reg.)                 42,800                       11,965,173

BASF AG                           315,100                      14,081,264

Bayer AG                          206,600                      8,644,868

Bayerische Hypo-und               53,500                       3,485,507
Vereinsbank AG

Continental Gummi-Werke AG        36,600                       871,179

DaimlerChrysler AG (Reg.)         153,011                      13,598,849

Deutsche Bank AG                  156,900                      9,579,253

Deutsche Lufthansa AG (Reg.)      107,600                      1,966,792

Deutsche Telekom AG               571,200                      23,930,553

FAG Kugelfischer Georg            131,900                      1,352,160
Schaefer AG

Fresenius Medical Care AG         31,100                       1,857,898

Hoechst AG                        39,000                       1,773,099

Holzmann (Phillip) AG (a)         2,100                        360,609

Mannesmann AG                     190,600                      28,727,111

Metro AG                          46,100                       2,913,746

Munich Reinsurance

AG: (Reg.)                        29,946                       5,563,584

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - CONTINUED

Munich Reinsurance AG: -
continued

(RFD)                             15,646                      $ 2,879,312

RWE AG                            101,200                      4,699,370

Schering AG (a)                   18,300                       1,935,637

Siemens AG                        123,600                      9,588,073

Veba AG                           164,200                      9,715,803

Viag AG                           11,800                       5,622,319

                                                               165,112,159

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         276,000                      2,454,535

Dah Sing Financial Holdings       774,000                      2,947,878
Ltd.

Dao Heng Bank Group Ltd.          630,000                      2,825,731

Wing Hang Bank Ltd.               578,000                      1,858,701

                                                               10,086,845

HUNGARY - 0.1%

Matav RT sponsored ADR            38,400                       1,056,000

IRELAND - 0.8%

Bank of Ireland, Inc. (Great      575,719                      9,720,832
Britain)

CRH PLC                           164,195                      2,921,446

Elan Corp. PLC sponsored ADR      172,800                      4,795,200
(a)

                                                               17,437,478

ITALY - 3.5%

Assicurazioni Generali Spa        350,200                      12,186,574

Banca Commerciale Italiana Spa    761,800                      5,584,080

Banca di Roma                     1,486,150                    2,150,750

Eni Spa sponsored ADR             1,837,900                    10,874,954

Italgas Spa                       342,300                      1,439,031

Olivetti & Co. Spa                1,883,500                    4,545,586

San Paolo-IMI Spa                 479,100                      6,554,872

Telecom Italia Mobile Spa         1,313,900                    7,874,995

Telecom Italia Spa                1,932,324                    20,325,539

Unicredito Italiano Spa           1,065,800                    4,702,234

                                                               76,238,615

JAPAN - 20.9%

Aiful Corp.                       27,200                       3,325,255

Aiful Corp. (e)                   65,200                       7,970,832

Aiwa Co. Ltd.                     42,300                       1,395,752

Alps Electric Co. Ltd.            46,000                       1,075,768

Aoyama Trading Co. Ltd.           50,900                       1,603,943

Asahi Chemical Industry Co.       328,000                      1,815,533
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     103,000                      1,463,964

Banyu Pharmaceutical Co. Ltd.     315,000                      5,196,948

Canon, Inc.                       180,000                      5,242,500

Dai Nippon Printing Co. Ltd.      140,000                      2,234,688

Dai-Ichi Kangyo Bank Ltd.         476,000                      3,062,735

Dainippon Screen                  224,000                      1,154,877
Manufacturing  Co. Ltd.

Daiwa Securities Co. Ltd.         989,000                      6,526,707

DDI Corp.                         3,828                        23,777,968



                                 SHARES                       VALUE (NOTE 1)

Fancl Corp.                       13,000                      $ 2,359,249

Fuji Bank Ltd.                    902,000                      6,279,959

Fuji Machine Manufacturing        36,000                       1,107,692
Co. Ltd.

Fuji Photo Film Co. Ltd.          137,000                      5,175,995

Furukawa Electric Co. Ltd.        1,590,000                    7,279,439

Hirose Electric Co. Ltd.          11,500                       1,191,503

Hitachi Ltd.                      1,352,000                    12,767,951

Honda Motor Co. Ltd.              393,000                      17,046,376

Hoya Corp.                        29,000                       1,633,904

Ito-Yokado Co. Ltd.               320,000                      21,381,729

Kao Corp.                         242,000                      6,787,379

Kirin Brewery Co. Ltd.            1,715,000                    20,513,509

Koa Denko Co. Ltd.                64,000                       697,942

Kobe Steel Ltd. Ord.              571,000                      508,707

Kokusai Denshin Denwa             99,800                       7,154,152

Kyocera Corp.                     150,000                      8,785,317

Matsushita Electric               869,000                      17,233,357
Industrial Co. Ltd.

Matsushita Electric Works Co.     105,000                      1,011,673
Ltd.

Matsushita-Kotobuk                73,000                       2,059,476
Electronics  Industries Ltd.

Minolta Co. Ltd.                  871,000                      4,454,692

Mitsubishi Electric Corp.         2,602,000                    9,980,863

Mitsubishi Estate Co. Ltd.        646,000                      6,293,471

Mitsubishi Trust & Banking        427,000                      4,142,314
Corp.

Mitsui Fudosan Co. Ltd.           288,000                      2,328,233

NEC Corp.                         291,000                      3,612,745

Nichicon Corp.                    167,000                      2,431,471

Nikko Securities Co. Ltd.         1,688,000                    10,875,051

Nintendo Co. Ltd.                 44,900                       6,300,260

Nippon Computer Systems Corp.     132,000                      2,139,658

Nippon Telegraph & Telephone      1,368                        15,911,570
Corp.

Nippon Zeon Co. Ltd.              153,000                      1,111,924

Nomura Securities Co. Ltd.        916,000                      10,707,132

NTT Mobile Communication          756                          10,102,867
Network, Inc.

Omron Corp.                       1,524,000                    26,400,496

Orix Corp.                        60,900                       5,425,614

Ricoh Co. Ltd.                    465,000                      6,390,514

Rohm Co. Ltd.                     13,000                       2,032,172

Ryohin Keikaku Co. Ltd.           12,200                       3,064,467

Sankyo Co. Ltd.                   108,000                      2,717,261

Secom Ltd.                        58,000                       6,028,460

Sekisui Chemical Co. Ltd.         5,000                        28,954

Sharp Corp.                       759,000                      8,953,352

Shin-Etsu Chemical Co. Ltd.       141,000                      4,710,662

Shohkoh Fund & Co. Ltd.           6,600                        4,725,758

Softbank Corp.                    55,700                       11,261,762

Sony Corp.                        60,000                       6,622,500

Sumitomo Realty &                 474,000                      1,775,178
Development Co. Ltd.

Takeda Chemical Industries        582,000                      26,933,555
Ltd.

Takefuji Corp.                    73,100                       7,543,667

Takefuji Corp. (e)                36,400                       3,756,354

Terumo Corp.                      202,000                      4,490,741

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

THK Co. Ltd.                      348,400                     $ 8,047,185

Toyota Motor Corp.                125,000                      3,949,268

Yahoo Japan Corp.                 6                            2,242,112

Yamaha Motor Co. Ltd.             242,000                      2,243,828

Yamanouchi Pharmaceutical Co.     141,000                      5,385,276
Ltd.

                                                               451,944,166

LUXEMBOURG - 0.1%

Stolt Comex Seaway SA             103,100                      1,121,213

MALAYSIA - 0.1%

Oriental Holdings BHD             1,116,000                    3,054,316

MEXICO - 0.8%

Banacci SA de CV Class O (a)      1,236,000                    3,152,657

Empresas ICA Sociedad             255,400                      1,723,950
Controladora SA de CV
sponsored ADR

Grupo Elektra SA de CV:

ADR                               96,400                       566,350

Unit                              584,000                      342,796

Grupo Financiero Bancomer SA      22,638,000                   8,262,749
de  CV Series A

Tubos de Acero de Mexico SA       326,700                      3,552,863
sponsored ADR

                                                               17,601,365

NETHERLANDS - 6.6%

ABN AMRO Holding NV               323,000                      7,016,674

Aegon NV                          69,500                       5,057,762

Ahrend (KON) NV                   50,890                       887,037

Akzo Nobel NV                     202,600                      8,550,846

CSM NV                            38,400                       1,924,574

Equant NV (Reg.)                  45,200                       4,254,450

Exact Holding NV (a)(e)           100                          2,591

Fortis Amev NV                    336,800                      10,434,663

Heineken NV                       94,600                       4,858,698

ING Groep NV                      372,086                      20,207,479

Koninklijke (Royal) Philips       197,996                      19,590,742
Electronics NV

Koninklijke Ahold NV              225,477                      7,790,372

Koninklijke KPN NV                196,500                      9,248,759

Nutreco Holding NV                69,433                       2,470,779

Royal Dutch Petroleum Co.         80,980                       4,879,044
(Hague Registry)

Samas Groep NV                    78,200                       1,160,829

STMicroelectronics NV             77,000                       5,341,875

TNT Post Group NV                 81,500                       1,951,723

Unilever NV                       169,817                      11,479,851

Vedior NV                         192,700                      3,289,085

Vendex NV CVA                     172,400                      4,618,985

Vnu NV                            138,000                      5,531,721

Wolters Kluwer NV                 59,500                       2,375,821

                                                               142,924,360

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  495,600                      1,194,988



                                 SHARES                       VALUE (NOTE 1)

PORTUGAL - 0.1%

Electricidade de Portugal SA      149,600                     $ 2,702,000

SINGAPORE - 0.5%

Development Bank of Singapore     362,000                      4,427,874
Ltd.  (For. Reg.)

Oversea-Chinese Banking Corp.     220,000                      1,837,107
 (For. Reg.)

Overseas Union Bank Ltd.          387,300                      1,867,604

United Overseas Bank Ltd.         312,000                      2,183,358
(For. Reg.)

                                                               10,315,943

SPAIN - 2.9%

Argentaria Caja Postal y          118,600                      2,710,129
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    255,100                      3,697,074

Banco Santander Central           1,158,168                    12,100,476
Hispano SA

Endesa SA                         314,700                      6,732,196

Iberdrola SA                      336,700                      5,144,381

Tabacalera SA Series A            96,900                       1,964,669

Telefonica SA (a)                 624,600                      30,180,147

Union Electrica Fenosa SA         71,400                       936,541

                                                               63,465,613

SWEDEN - 2.0%

ABB Ltd.                          37,263                       3,508,196

Electrolux AB                     236,400                      4,983,178

Ericsson (L.M.) Telefon AB        401,300                      13,217,819
Class B

Nordbanken Holding AB             532,200                      3,132,349

Skandia Foersaekrings AB          176,100                      3,315,854

Skandinaviska Enskilda Banken     178,400                      2,091,553
Class A

Svenska Handelsbanken             236,800                      2,860,361

Swedish Match Co.                 1,572,900                    5,643,943

Volvo AB Class B                  137,600                      4,041,999

                                                               42,795,252

SWITZERLAND - 5.8%

ABB Ltd. (Reg.)                   50,251                       4,748,917

Credit Suisse Group (Reg.)        71,454                       12,399,127

Gretag Imaging Holding AG         23,500                       2,277,690
(Reg.)

Holderbank Financiere Glarus      1,040                        1,231,067
AG (Bearer)

Julius Baer Holding AG            1,392                        3,977,913

Nestle SA (Reg.)                  14,400                       26,018,836

Novartis AG (Reg.)                19,100                       27,968,649

Roche Holding AG                  1,290                        13,297,768
participation certificates

Swatch Group AG (The) (Reg.)      18,000                       2,577,732

Swiss Reinsurance Co. (Reg.)      3,000                        5,728,293

Swisscom AG                       24,700                       9,321,055

UBS AG                            55,834                       16,712,022

                                                               126,259,069

TAIWAN - 0.5%

Taiwan Semiconductor              3,093,450                    11,827,897
Manufacturing Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - 19.3%

Abbey National PLC                260,900                     $ 4,901,174

Allied Domecq PLC                 323,200                      3,119,874

Allied Zurich PLC                 1,063,500                    13,377,732

Amvescap PLC                      466,400                      4,152,760

Asda Group PLC                    857,300                      2,937,696

Ashtead Group PLC                 790,900                      2,183,102

AstraZeneca Group PLC             137,700                      5,396,125

BG PLC                            618,100                      3,777,850

Boots Co. PLC                     230,700                      2,741,859

BP Amoco PLC                      1,955,393                    35,359,902

British Aerospace PLC             308,234                      2,007,913

British American Tobacco PLC      537,100                      5,053,356

British Energy PLC                357,000                      3,040,719

British Telecommunications PLC    1,356,300                    23,226,721

BTP PLC                           144,800                      992,368

BTR Siebe PLC                     870,700                      4,123,499

Cadbury Schweppes PLC             669,600                      4,266,887

Caradon PLC                       5,074,280                    11,965,474

CGU PLC                           328,600                      4,750,227

Cookson Group PLC                 1,151,238                    3,885,914

Courtaulds Textiles PLC           552,200                      1,419,706

Diageo PLC                        770,300                      8,049,337

Dixons Group PLC                  128,800                      2,407,401

Gallaher Group PLC                182,900                      1,127,989

General Electric Co. PLC          550,100                      5,613,843

Glaxo Wellcome PLC                839,800                      23,776,867

Hays PLC                          156,400                      1,649,121

Hilton Group PLC                  382,600                      1,517,740

Kingfisher PLC                    713,400                      8,214,294

Lloyds TSB Group PLC              1,473,800                    19,991,773

Marks & Spencer PLC               93,700                       542,400

National Grid Group PLC           563,390                      3,923,324

National Westminster Bank PLC     146,400                      3,105,830

Orange PLC (a)                    408,700                      5,995,175

Pearson PLC                       269,800                      5,485,411

Peninsular & Oriental Steam       124,100                      1,864,451
Navigation Co.

Prudential Corp. PLC              454,200                      6,691,266

Rentokil Initial PLC              3,144,500                    12,275,554

Reuters Group PLC                 618,600                      8,142,365

Rio Tinto PLC (Reg.)              197,500                      3,312,981

Royal & Sun Alliance              421,280                      3,780,919
Insurance  Group PLC

Royal Bank of Scotland Group      254,000                      5,176,194
PLC

Sainsbury (J.) PLC                392,700                      2,477,623

Schroders PLC                     39,300                       803,363

Scottish & Newcastle PLC          318,300                      3,316,071

Scottish & Southern Energy PLC    356,300                      3,647,328

Shell Transport & Trading Co.     4,304,300                    33,268,981
PLC (Reg.)

Smith (David S.) Holdings PLC     511,600                      1,198,316

SmithKline Beecham PLC            2,317,042                    30,614,077

South African Breweries PLC       355,400                      3,043,908
(a)



                                 SHARES                       VALUE (NOTE 1)

Standard Chartered PLC            8,373                       $ 136,822

Tarmac PLC                        3,569,159                    6,699,265

Tomkins PLC                       396,800                      1,721,150

Unilever PLC                      1,494,910                    13,921,405

Vodafone AirTouch PLC             1,340,144                    26,400,842

Vodafone AirTouch PLC             59,650                       11,751,050
sponsored ADR

WPP Group PLC                     315,300                      2,668,136

                                                               416,993,430

UNITED STATES OF AMERICA - 0.5%

Ask Jeeves, Inc.                  400                          5,600

Baker Hughes, Inc.                69,800                       2,338,300

Clarent Corp.                     1,400                        21,000

Halliburton Co.                   65,600                       2,968,400

Kaiser Aluminum Corp. (a)         8,200                        72,775

McDermott International, Inc.     20,500                       579,125

Newmont Mining Corp.              136,800                      2,718,900

Noble Drilling Corp. (a)          43,600                       858,375

Smith International, Inc. (a)     13,300                       577,719

Weatherford International,        39,100                       1,432,038
Inc. (a)

                                                               11,572,232

TOTAL COMMON STOCKS                                            1,984,335,934
(Cost $1,517,977,494)

PREFERRED STOCKS - 1.0%



CONVERTIBLE PREFERRED STOCKS
- 0.3%

AUSTRALIA - 0.3%

WBK STRYPES Trust (Westpac        174,300                      5,642,963
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.5%

Dyckerhoff AG                     7,000                        2,121,657

SAP AG (Systeme  Anwendungen      15,300                       6,205,800
Produkte)

Wella AG                          4,300                        3,091,454

                                                               11,418,911

ITALY - 0.2%

Telecom Italia Spa Risp           742,025                      4,049,025

TOTAL NONCONVERTIBLE                                           15,467,936
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         21,110,899
(Cost $15,760,716)

INVESTMENT COMPANIES - 0.9%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            142,400                      1,352,800

Templeton Dragon Fund, Inc.       310,500                      3,434,906

                                                               4,787,706

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - 0.2%

New Germany Fund, Inc. (The)      370,600                     $ 4,516,688

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           209,100                      2,051,794

MULTI-NATIONAL - 0.4%

European Warrant Fund, Inc.       118,700                      1,884,363

Morgan Stanley Asia-Pacific       670,800                      6,456,450
Fund, Inc.

                                                               8,340,813

TOTAL INVESTMENT COMPANIES                                     19,697,001
(Cost $19,802,736)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)

FRANCE - 0.2%

Groupe Danone  3% 1/1/02          A1     EUR   1,547,358                          2,617,159

Suez Lyonnaise des Eaux 4%        A+     EUR   1,189,102                          2,715,431
1/1/06

TOTAL FRANCE                                                                      5,332,590

NETHERLANDS - 0.1%

Koninklijke Ahold NV  3%          Baa1   NLG   4,750,000                          2,864,064
9/30/03

UNITED STATES OF AMERICA - 0.4%

Nestle Holdings, Inc.  3%         -            5,480,000                          6,432,150
6/17/02

Roche Holdings, Inc. liquid       -            3,160,000                          1,777,500
yield option note  0%
4/20/10 (e)

TOTAL UNITED STATES OF AMERICA                                                    8,209,650

TOTAL CONVERTIBLE BONDS                                                           16,406,304
(Cost $18,437,429)

GOVERNMENT OBLIGATIONS - 0.7%



UNITED STATES OF AMERICA - 0.7%

U.S. Treasury Bills, yield at     -            15,000,000                         14,917,721
date of purchase 4.34% to
4.78% 7/1/99 to 9/30/99 (f)
(Cost $14,915,527)


CASH EQUIVALENTS - 5.0%

                                                SHARES

Taxable Central Cash Fund (c)                   108,338,727                       108,338,727
(Cost $108,338,727)

TOTAL INVESTMENT IN                                                             $ 2,164,806,586
SECURITIES - 100%
(Cost $1,695,232,629)



FUTURES CONTRACTS

                           EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

253 Nikkei 225 Index       Sept. 1999           $ 22,460,075                $ 1,494,740
Contracts (Japan)

149 Topix Index Contracts  Sept. 1999            17,196,379                  1,054,349
(Japan)

                                                $ 39,656,454                $ 2,549,089


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 1.8%

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

NLG                          -   Dutch guilder

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable  for Common Stock

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,141,087 or 0.7% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,700,000.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $813,754,126 and $840,324,471, respectively.

The market value of futures contracts opened and closed during the period amounted to $109,159,004 and $142,544,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $825 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,707,366,742. Net unrealized appreciation aggregated $457,439,844, of which $531,467,130 related to appreciated investment securities and $74,027,286 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              3.8

CASH EQUIVALENTS              5.0

CONSTRUCTION & REAL ESTATE    2.4

DURABLES                      4.5

ENERGY                        7.1

FINANCE                       21.2

GOVERNMENT OBLIGATIONS        0.7

HEALTH                        8.0

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        5.4
EQUIPMENT

INVESTMENT COMPANIES          0.9

MEDIA & LEISURE               2.3

NONDURABLES                   6.6

PRECIOUS METALS               0.5

RETAIL & WHOLESALE            3.5

SERVICES                      2.9

TECHNOLOGY                    7.0

TRANSPORTATION                0.4

UTILITIES                    17.4

                            100.0%

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 2,164,806,586
value  (cost $1,695,232,629)
-  See accompanying schedule

Receivable for investments                   52,491,547
sold

Receivable for fund shares                   33,878,668
sold

Dividends receivable                         6,352,043

Interest receivable                          489,592

Other receivables                            55,105

 TOTAL ASSETS                                2,258,073,541

LIABILITIES

Payable to custodian bank      $ 1,109,260

Payable for investments         46,326,496
purchased

Payable for fund shares         460,624
redeemed

Accrued management fee          1,285,467

Distribution fees payable       4,658

Payable for daily variation     366,336
on  futures contracts

Other payables and  accrued     418,210
expenses

 TOTAL LIABILITIES                           49,971,051

NET ASSETS                                  $ 2,208,102,490

Net Assets consist of:

Paid in capital                             $ 1,622,113,054

Undistributed net investment                 5,415,058
income

Accumulated undistributed net                108,549,962
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  472,024,416
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 2,208,102,490

INITIAL CLASS: NET ASSET                     $20.80
VALUE, offering price   and
redemption price per share
 ($2,144,918,224 (divided
by) 103,130,270  shares)

SERVICE CLASS: NET ASSET                     $20.77
VALUE, offering price   and
redemption price per share
 ($63,184,266 (divided by)
3,042,463    shares)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED JUNE 30,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                              $ 30,054,894
Dividends

Interest                                        3,305,018

                                                33,359,912

Less foreign taxes withheld                     (3,571,758)

 TOTAL INCOME                                   29,788,154

EXPENSES

Management fee                   $ 7,714,595

Transfer agent fees               691,895

Distribution fees - Service       22,738
Class

Accounting fees and expenses      484,949

Non-interested trustees'          5,276
compensation

Custodian fees and expenses       710,068

Registration fees                 8,712

Audit                             23,977

Miscellaneous                     30,875

 Total expenses before            9,693,085
reductions

 Expense reductions               (522,927)     9,170,158

NET INVESTMENT INCOME                           20,617,996

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,336,696

 Foreign currency transactions    40,488

 Futures contracts                3,848,156     116,225,340

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            29,187,214

 Assets and liabilities in        72,114
foreign currencies

 Futures contracts                5,102,727     34,362,055

NET GAIN (LOSS)                                 150,587,395

NET INCREASE (DECREASE) IN                     $ 171,205,391
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 521,891
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                             1,036

                                               $ 522,927

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 20,617,996               $ 24,821,303
income

 Net realized gain (loss)       116,225,340                46,470,387

 Change in net unrealized       34,362,055                 174,010,260
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     171,205,391                245,301,950
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (31,839,749)               (37,913,851)
From net investment income

 From net realized gain         (51,354,434)               (111,746,087)

 TOTAL DISTRIBUTIONS            (83,194,183)               (149,659,938)

Share transactions - net        10,528,562                 86,667,359
increase (decrease)

  TOTAL INCREASE (DECREASE)     98,539,770                 182,309,371
IN NET ASSETS

NET ASSETS

 Beginning of period            2,109,562,720              1,927,253,349

 End of period (including      $ 2,208,102,490            $ 2,109,562,720
undistributed net investment
income of $5,415,058 and
$15,374,087, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED  JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                      DOLLARS           SHARES                        DOLLARS

Share transactions Initial   70,526,229                 $ 1,408,673,445    83,667,719                   $ 1,630,270,593
Class  Sold

  Reinvested                 4,250,326                   81,691,268        7,943,861                     149,503,507

  Redeemed                   (75,092,389)                (1,505,806,021)   (88,486,169)                  (1,726,300,500)

  Net increase (decrease)    (315,834)                  $ (15,441,308)     3,125,411                    $ 53,473,600

 Service Class  Sold         3,330,146                  $ 66,705,230       1,950,594                    $ 38,211,430

  Reinvested                 78,277                      1,502,916         8,320                         156,588

  Redeemed                   (2,098,635)                 (42,238,276)      (274,725)                     (5,174,259)

  Net increase (decrease)    1,309,788                  $ 25,969,870       1,684,189                    $ 33,193,759

Distributions From net                                  $ 31,264,559                                    $ 37,874,182
investment income  Initial
Class

  Service Class                                          575,190                                         39,669

  Total                                                 $ 31,839,749                                    $ 37,913,851

 From net realized gain                                 $ 50,426,708                                    $ 111,629,169
Initial Class

  Service Class                                          927,726                                         116,918

  Total                                                 $ 51,354,434                                    $ 111,746,087

                                                        $ 83,194,183                                    $ 149,659,938




FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 20.06                         $ 19.20             $ 18.84      $ 17.06      $ 15.67
period

Income from Investment
Operations

Net investment income             .20 D                           .23 D               .30 D        .32 D, E     .17

Net realized and unrealized       1.35                            2.13                1.70         1.88         1.34
gain (loss)

Total from investment             1.55                            2.36                2.00         2.20         1.51
operations

Less Distributions

From net investment income        (.31)                           (.38)               (.33)        (.20)        (.06)

From net realized gain            (.50)                           (1.12)              (1.31)       (.22)        (.02)

In excess of net realized gain    -                               -                   -            -            (.04)

 Total distributions              (.81)                           (1.50)              (1.64)       (.42)        (.12)

Net asset value, end of period   $ 20.80                         $ 20.06             $ 19.20      $ 18.84      $ 17.06

TOTAL RETURN B, C                 8.06%                           12.81%              11.56%       13.15%       9.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,144,918                     $ 2,074,843         $ 1,926,322  $ 1,667,601  $ 1,343,134
(000 omitted)

Ratio of expenses to average      .93% A                          .91%                .92%         .93%         .91%
net assets

Ratio of expenses to average      .88% A, G                       .89% G              .90% G       .92% G       .91%
net assets after  expense
reductions

Ratio of net investment           1.99% A                         1.19%               1.55%        1.84%        1.88%
income to average net assets

Portfolio turnover                85% A                           84%                 67%          92%          50%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.48
period

Income from Investment
Operations

Net investment income             .19

Net realized and unrealized       .08
gain (loss)

Total from investment             .27
operations

Less Distributions

From net investment income        (.08)

From net realized gain            -

In excess of net realized gain    -

 Total distributions              (.08)

Net asset value, end of period   $ 15.67

TOTAL RETURN B, C                 1.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,297,701
(000 omitted)

Ratio of expenses to average      .92%
net assets

Ratio of expenses to average      .92%
net assets after  expense
reductions

Ratio of net investment           1.28%
income to average net assets

Portfolio turnover                42%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED  DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                       1997 F

Net asset value, beginning of    $ 20.04                         $ 19.20                    $ 19.36
period

Income from Investment
Operations

Net investment income D           .18                             .15                        .01

Net realized and unrealized       1.36                            2.19                       (.17)
gain (loss)

Total from investment             1.54                            2.34                       (.16)
operations

Less Distributions

From net investment income        (.31)                           (.38)                      -

From net realized gain            (.50)                           (1.12)                     -

Total distributions               (.81)                           (1.50)                     -

Net asset value, end of period   $ 20.77                         $ 20.04                    $ 19.20

TOTAL RETURN B, C                 8.02%                           12.69%                     (0.83)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 63,184                        $ 34,720                   $ 931
(000 omitted)

Ratio of expenses to average      1.04% A                         1.01%                      1.02% A
net assets

Ratio of expenses to average      .99% A, G                       .97% G                     1.01% A, G
net assets after expense
reductions

Ratio of net investment           1.89% A                         .80%                       .31% A
income to average net assets

Portfolio turnover                85% A                           84%                        67%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER SHARE.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $22,738, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

6. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 13% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 36% of the total outstanding shares of the fund.







INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors,
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited,
 Kent, England

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane Jr., VICE PRESIDENT
Richard R. Mace Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

VIPOVRS-SANN-0899  81786
1.705696.101

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY


VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III

MONEY MARKET PORTFOLIO

INVESTMENT GRADE BOND PORTFOLIO

HIGH INCOME PORTFOLIO

ASSET MANAGER PORTFOLIO

BALANCED PORTFOLIO

ASSET MANAGER: GROWTH PORTFOLIO

EQUITY-INCOME PORTFOLIO

GROWTH & INCOME PORTFOLIO

INDEX 500 PORTFOLIO

GROWTH OPPORTUNITIES PORTFOLIO

CONTRAFUND(registered trademark) PORTFOLIO

GROWTH PORTFOLIO

MID CAP PORTFOLIO

OVERSEAS PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT               4                A REVIEW OF WHAT HAPPENED IN
                                                  WORLD MARKETS DURING THE
                                                  PAST SIX MONTHS.

MONEY MARKET PORTFOLIO           5                PERFORMANCE
                                 6                FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 7                INVESTMENTS
                                 11               FINANCIAL STATEMENTS

INVESTMENT GRADE BOND PORTFOLIO  13               PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 14               FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 15               INVESTMENTS
                                 21               FINANCIAL
                                                  STATEMENTS

HIGH INCOME PORTFOLIO            23               PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 25               FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 26               INVESTMENTS
                                 36               FINANCIAL
                                                  STATEMENTS

ASSET MANAGER PORTFOLIO          39               PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 41               FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 42               INVESTMENTS
                                 58               FINANCIAL
                                                  STATEMENTS

BALANCED PORTFOLIO               61               PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 63               FUND TALK: THE
                                                  MANAGERS' OVERVIEW
                                 64               INVESTMENTS
                                 77               FINANCIAL
                                                  STATEMENTS

ASSET MANAGER: GROWTH PORTFOLIO  80               PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 82               FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 83               INVESTMENTS
                                 97               FINANCIAL
                                                  STATEMENTS

EQUITY-INCOME PORTFOLIO          100              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 102              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 103              INVESTMENTS
                                 111              FINANCIAL
                                                  STATEMENTS

GROWTH & INCOME PORTFOLIO        114              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 116              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 117              INVESTMENTS
                                 120              FINANCIAL
                                                  STATEMENTS

INDEX 500 PORTFOLIO              123              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 124              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 125              INVESTMENTS
                                 133              FINANCIAL
                                                  STATEMENTS

GROWTH OPPORTUNITIES PORTFOLIO   135              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 137              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 138              INVESTMENTS
                                 143              FINANCIAL
                                                  STATEMENTS

CONTRAFUND PORTFOLIO             146              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 148              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 149              INVESTMENTS
                                 157              FINANCIAL
                                                  STATEMENTS

GROWTH PORTFOLIO                 160              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 162              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 163              INVESTMENTS
                                 168              FINANCIAL
                                                  STATEMENTS

MID CAP PORTFOLIO                171              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 173              FUND TALK: THE
                                                  MANAGERS' OVERVIEW
                                 174              INVESTMENTS
                                 178              FINANCIAL
                                                  STATEMENTS

OVERSEAS PORTFOLIO               181              PERFORMANCE AND INVESTMENT
                                                  SUMMARY
                                 183              FUND TALK: THE
                                                  MANAGER'S OVERVIEW
                                 184              INVESTMENTS
                                 190              FINANCIAL
                                                  STATEMENTS

NOTES TO FINANCIAL STATEMENTS    193              NOTES TO THE FINANCIAL
                                                  STATEMENTS

Each Portfolio, except Money Market, Investment Grade Bond, and Index 500, has two classes of shares. Throughout this report and the financial statements, one class is referred to as the "Initial Class" and the other class is referred to as the "Service Class." The Service Class shares include an asset based distribution fee (12b-1 fee), and the initial offering of "Service Class" shares took place November 3, 1997, at which time the 12b-1 fee was imposed. Please note, there are two Performance and Investment Summary pages for each Portfolio that offers "Initial Class" shares and the "Service Class" shares, and the performance may be different.

NOTE TO SHAREHOLDERS OF VIPII: INDEX 500:
Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including Bankers Trust (BT) - the fund's sub-adviser - merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new sub-advisory agreement among the fund, Fidelity Management & Research Co. and BT or its successor by merger that became effective June 4, 1999. This new sub-advisory agreement will be presented to the fund's shareholders for approval on September 15, 1999.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS
UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT


An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower. Yield will vary.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: MONEY MARKET             5.17%        5.43%         5.45%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

YIELD


                   6/30/99  3/31/99   12/30/98   9/30/98   7/1/98

VIP: MONEY MARKET  4.85%    4.80%     5.08%      5.40%     5.42%

MMDA               2.03%    2.10%     2.23%      2.51%     2.51%


Money Market

MMDA

6% -
5% -
4% -
3% -
2% -
1% -
0%
Row: 1, Col: 1, Value: 4.85
Row: 1, Col: 2, Value: 2.03
Row: 2, Col: 1, Value: 4.8
Row: 2, Col: 2, Value: 2.1
Row: 3, Col: 1, Value: 5.08
Row: 3, Col: 2, Value: 2.23
Row: 4, Col: 1, Value: 5.4
Row: 4, Col: 2, Value: 2.51
Row: 5, Col: 1, Value: 5.42
Row: 5, Col: 2, Value: 2.51

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(trademark)

(checkmark)COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Robert Duby)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE FIRST HALF
OF 1999?

A. The past six months have been very challenging in the money market area, with wide fluctuations in both money market yields and market sentiment. In January, just when it seemed as if the turmoil in emerging markets was behind us, the Brazilian markets experienced a slight hiccup and market sentiment turned positive once again, as expectations grew that the Federal Reserve Board would cut short-term interest rates as they had done in the fall of 1998. Shortly thereafter, however, market sentiment changed as economic data showed that the U.S. economy continued to exhibit strength and was not about to slow. In addition, it became evident that the problems in Brazil were not going to spread to other emerging markets. Throughout the first half of 1999, consumer and market sentiment remained at record levels, U.S. economic growth continued to astonish the market with its strength, unemployment remained at record low levels and inflation was virtually nonexistent. Growth in Gross Domestic Product (GDP) also continued to surpass expectations. By the end of the first quarter, Fed officials were beginning to voice concern that the easing of monetary policy in the fall may have overstimulated the economy.

Q. WHAT HAPPENED DURING THE SECOND QUARTER?

A. During the spring, the unemployment rate fell to a 29-year low of about 4.2% and economic data continued to reflect strong growth linked both to consumer demand and an improvement in manufacturing activity. The release in mid-May of the April consumer price index (CPI) showed an advance of 0.7% that shocked the market. Short-term interest rates adjusted upward in anticipation of a shift by the Fed to a tightening monetary policy - increases in short-term rates to slow the economy and head off inflation. The Fed adopted a bias toward tightening at its meeting in May and - after preparing the market as it had never done in the past - formally tightened monetary policy on June 30 with a 0.25 percentage point increase in the federal funds rate to 5.00%. The statement released with the increase in the funds rate indicated that the Fed was concerned "that inflationary forces might emerge which would undermine future economic growth." It appeared that the Fed felt that a portion of the 0.75 percentage point rate cut in the fall needed to be taken back. Nevertheless, the Fed announced at the same time as it hiked rates on June 30 that the future bias of monetary policy would be neutral, meaning that interest rates could be either raised or lowered in the future.

Q. WHAT STRATEGY DID YOU PURSUE WITH THE FUND?

A. Over the past six months, I followed a strategy that was quite similar to those I have pursued in the past. The fund's average maturity was lengthened on market weakness and shortened on market strength. During the first quarter of 1999, the average maturity was lengthened to 71 days as market uncertainty prevailed. As economic strength continued in the second quarter, the fund's average maturity was allowed to decline. As I said, the Fed's rate hike on June 30 was probably the most widely expected move in its history. In fact, after the tightening the markets rallied on the belief that the Fed was on hold for the foreseeable future. The fund was extended during the later half of June as the market priced in a 0.50 percentage point Fed rate hike, making longer-term investments relatively attractive when compared to the actual 5.00% Fed funds target rate that came to pass.

Q. WHAT IS YOUR OUTLOOK?

A. I believe we'll see at least one more rate hike by the Fed in the next few months, unless growth subsides dramatically or another crisis develops in the world. The market has already begun to price in the possibility of another move in the near future, as economic data remains robust. The other wild card in this equation is the Year 2000 issue and how financial market participants will prepare for it. Issuers have already begun to bring securities to market that come to maturity in and beyond late January 2000, to avoid any unforeseen problems over the turn of the year. The fourth quarter of 1999 will present many challenges in the management of the portfolio, as supply will be minimal and it will be necessary to manage the fund with an eye toward meeting shareholder flows. The liquidity needs of shareholders will have to be assessed and decisions made to address those needs early in the period. It is expected that the Fed will maintain an even keel with its policy during the fourth quarter, and has already announced that it will be ready to provide any additional liquidity should the need arise. A cautious approach will be followed to meet our shareholder needs and necessary steps will be taken to insure that all funds are fully invested at year-end.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: income and share-price stability by investing in high-quality, short-term investments

START DATE: April 1, 1982

SIZE: as of June 30, 1999, more than $1.7 billion

MANAGER: Robert Duby, since 1997; joined
Fidelity in 1982

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



CERTIFICATES OF DEPOSIT - 35.0%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 0.7%

First Union National Bank of
North Carolina

7/30/99                           4.87%                       $ 5,000,000                     $ 5,000,000

Fleet National Bank

8/3/99                            5.00 (b)                     7,000,000                       6,996,431

                                                                                               11,996,431

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 14.9%

Abbey National Treasury
Services PLC

7/6/99                            4.90                         5,000,000                       5,000,000

8/9/99                            4.90                         20,000,000                      20,000,211

9/24/99                           5.15                         15,000,000                      15,000,000

12/17/99                          5.30                         15,000,000                      15,000,000

Barclays Bank PLC

9/7/99                            5.03                         30,000,000                      29,999,996

9/7/99                            5.04                         25,000,000                      25,000,000

Credit Agricole Indosuez

8/16/99                           4.95                         10,000,000                      9,999,609

12/2/99                           5.14                         10,000,000                      10,000,625

Halifax PLC

8/12/99                           4.92                         5,000,000                       5,000,000

11/8/99                           4.95                         25,000,000                      25,000,000

11/17/99                          4.95                         10,000,000                      10,000,000

12/13/99                          5.00                         25,000,000                      25,000,000

Lloyds Bank PLC

8/31/99                           4.88                         15,000,000                      15,000,000

Morgan Guaranty Trust Co., NY

7/14/99                           4.87                         10,000,000                      10,000,054

National Westminster Bank PLC

7/19/99                           4.88                         10,000,000                      9,999,993

Norddeutsche Landesbank
Girozentrale

8/25/99                           4.95                         25,000,000                      25,000,373

Svenska Handelsbanken

8/23/99                           4.92                         10,000,000                      10,000,000

                                                                                               265,000,861

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 19.4%

Bank of Scotland Treasury
Services

7/2/99                            4.86 (b)                     5,000,000                       4,998,327

Barclays Bank PLC

7/1/99                            4.88 (b)                     5,000,000                       4,997,688

3/1/00                            5.30                         10,000,000                      9,996,141

6/14/00                           5.66                         10,000,000                      9,995,417

Bayerische Hypo-und
Vereinsbank AG

7/26/99                           5.01 (b)                     10,000,000                      9,995,556

Canadian Imperial Bank of
Commerce

2/23/00                           5.17                         5,000,000                       4,998,436

Commerzbank AG

9/1/99                            5.03                         10,000,000                      10,000,000

Credit Communale de Belgique

9/14/99                           5.09                         15,000,000                      15,000,000

12/29/99                          5.40                         10,000,000                      10,000,000



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Deutsche Bank AG

7/1/99                            4.89% (b)                   $ 25,000,000                    $ 24,987,049

8/9/99                            5.00                         23,000,000                      23,011,853

8/10/99                           4.93                         10,000,000                      10,000,000

2/16/00                           5.12                         15,000,000                      14,995,445

Dresdner Bank AG

8/10/99                           5.00                         20,000,000                      20,000,000

Landesbank Hessen-Thuringen

8/24/99                           5.10                         15,000,000                      15,000,223

3/1/00                            5.22                         5,000,000                       4,998,391

Merita Bank PLC

9/10/99                           5.05                         20,000,000                      20,000,000

RaboBank Nederland Coop.
Central

9/2/99                            5.00                         5,000,000                       5,000,000

Royal Bank of Canada

2/28/00                           5.26                         5,000,000                       4,998,564

6/5/00                            5.55                         15,000,000                      14,994,638

Societe Generale, France

12/6/99                           5.21                         15,000,000                      15,000,000

Toronto Dominion Bank

11/10/99                          5.10                         3,000,000                       2,997,786

12/8/99                           5.20                         20,000,000                      20,001,732

2/18/00                           5.15                         12,000,000                      11,997,428

UBS AG

5/18/00                           5.35                         10,000,000                      9,994,910

6/2/00                            5.52                         20,000,000                      19,992,909

6/5/00                            5.55                         25,000,000                      24,991,063

                                                                                               342,943,556

TOTAL CERTIFICATES OF DEPOSIT                                                                  619,940,848

COMMERCIAL PAPER - 49.0%



Abbey National Treasury
Services PLC

8/9/99                            4.93                         5,000,000                       4,973,946

ABN-AMRO North America, Inc.

12/6/99                           5.20                         4,000,000                       3,911,081

Aspen Funding Corp.

7/12/99                           4.94                         7,000,000                       6,989,477

Asset Securitization Coop.
Corp.

7/26/99                           4.95                         4,000,000                       3,986,333

9/18/99                           5.05 (b)                     10,000,000                      10,000,000

Associates Corp. of North
America

8/12/99                           5.04                         4,000,000                       3,976,667

Associates First Capital BV

7/20/99                           4.91                         5,000,000                       4,987,228

Associates First Capital Corp.

12/13/99                          5.39                         5,000,000                       4,879,688

Bank of Scotland Treasury
Services

9/9/99                            5.27                         10,000,000                      9,898,500

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Bear Stearns Companies, Inc.

9/9/99                            5.11%                       $ 5,000,000                     $ 4,950,903

Centric Capital Corp.

7/2/99                            4.94                         16,580,000                      16,577,734

7/8/99                            4.94                         5,000,000                       4,995,217

7/9/99                            5.02                         15,000,000                      14,983,333

7/12/99                           4.96                         20,000,000                      19,969,811

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

7/12/99                           4.95                         10,000,000                      9,984,967

7/20/99                           4.87                         5,000,000                       4,987,254

8/11/99                           4.89                         5,000,000                       4,972,496

9/8/99                            5.16                         7,000,000                       6,931,575

ConAgra, Inc.

7/12/99                           5.11                         11,000,000                      10,982,926

7/21/99                           5.22                         2,000,000                       1,994,222

CXC, Inc.

7/20/99                           4.88                         10,000,000                      9,974,508

11/10/99                          5.04                         10,200,000                      10,015,992

Daimler-Chrysler North
America Corp.

7/15/99                           5.02                         10,000,000                      9,980,556

7/28/99                           5.08                         25,000,000                      24,905,313

8/10/99                           5.04                         5,000,000                       4,972,222

8/31/99                           5.26                         20,000,000                      19,823,439

Delaware Funding Corp.

7/7/99                            4.94                         15,000,000                      14,987,700

7/8/99                            5.02                         4,720,000                       4,715,411

7/26/99                           4.87                         3,000,000                       2,989,979

Den Danske Corp., Inc.

7/22/99                           4.88                         9,000,000                       8,974,695

Enterprise Funding Corp.

7/8/99                            5.02                         3,749,000                       3,745,355

7/14/99                           4.95                         10,000,000                      9,982,233

7/15/99                           4.95                         5,662,000                       5,651,167

7/26/99                           5.08                         8,018,000                       7,989,881

8/5/99                            4.90                         3,093,000                       3,078,446

8/9/99                            5.21                         25,000,000                      24,859,708

8/24/99                           5.05                         4,919,000                       4,882,108

8/26/99                           4.90                         4,400,000                       4,366,941

8/26/99                           5.03                         11,263,000                      11,175,925

Falcon Asset Securitization

7/8/99                            4.96                         10,000,000                      9,990,394

7/15/99                           4.95                         20,000,000                      19,961,733

7/27/99                           5.10                         20,000,000                      19,926,622

9/15/99                           5.14                         10,000,000                      9,892,967

Finova Capital Corp.

7/12/99                           4.98                         3,000,000                       2,995,453

Fleet Funding Corp.

7/19/99                           5.02                         10,000,000                      9,975,000

Ford Motor Credit Co.

7/16/99                           4.86                         10,000,000                      9,979,958

7/19/99                           4.86                         25,000,000                      24,939,875



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

GE Capital International
Funding, Inc.

8/24/99                           5.12%                       $ 20,000,000                    $ 19,847,900

General Electric Capital Corp.

8/18/99                           4.93                         20,000,000                      19,871,733

9/1/99                            4.94                         5,000,000                       4,958,581

General Electric Co.

7/19/99                           4.89                         5,000,000                       4,988,050

General Motors Acceptance Corp.

8/18/99                           4.88                         10,000,000                      9,935,867

Halifax PLC

12/2/99                           5.28                         6,000,000                       5,867,945

Household Finance Corp.

12/13/99                          5.31                         10,000,000                      9,763,042

JC Penney Funding Corp.

7/21/99                           5.28                         2,000,000                       1,994,167

7/22/99                           5.28                         1,000,000                       996,932

Kitty Hawk Funding Corp.

8/9/99                            5.21                         11,000,000                      10,938,272

8/23/99                           5.11                         4,695,000                       4,660,025

8/31/99                           5.02                         10,000,000                      9,916,125

Lehman Brothers Holdings, Inc.

7/14/99                           5.05                         5,000,000                       4,990,918

7/21/99                           5.09                         5,000,000                       4,985,931

MCI WorldCom, Inc.

7/7/99                            5.15                         6,000,000                       5,994,920

8/16/99                           5.38 (b)                     10,000,000                      10,000,000

8/24/99                           5.31                         1,000,000                       992,110

Merrill Lynch & Co., Inc.

7/15/99                           4.87                         5,000,000                       4,990,628

Morgan (JP) & Co., Inc.

9/22/99                           5.23                         10,000,000                      9,881,033

Nationwide Building Society

8/5/99                            4.87                         5,000,000                       4,976,618

Newport Funding Corp.

7/15/99                           5.04 (b)                     10,000,000                      10,000,000

Norddeutsche Landesbank
Girozentrale

8/5/99                            4.91                         15,000,000                      14,930,146

Norfolk Southern Corp.

7/8/99                            5.11                         2,000,000                       1,998,024

7/13/99                           5.16                         2,000,000                       1,996,580

7/14/99                           5.18                         1,000,000                       998,140

PHH Corp.

7/1/99                            5.33                         3,000,000                       3,000,000

7/15/99                           5.05                         2,000,000                       1,996,103

Preferred Receivables Funding
Corp.

7/15/99                           5.02                         10,000,000                      9,980,556

8/3/99                            5.09                         7,000,000                       6,967,596

Salomon Smith Barney
Holdings, Inc.

7/8/99                            4.87                         5,000,000                       4,995,304

7/12/99                           4.87                         15,000,000                      14,977,908

7/20/99                           4.95                         5,000,000                       4,987,017

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

Societe Generale North
America, Inc.

8/10/99                           4.92%                       $ 10,000,000                    $ 9,946,667

Three Rivers Funding Corp.

7/16/99                           5.05                         15,261,000                      15,229,015

7/19/99                           5.07                         10,000,000                      9,974,750

9/13/99                           5.10                         5,354,000                       5,298,643

Triple A One Funding Corp.

7/26/99                           5.07                         4,304,000                       4,288,906

Tyco International Group SA

7/12/99                           5.13                         1,000,000                       998,442

7/15/99                           5.15                         4,582,000                       4,572,877

9/16/99                           5.37                         2,000,000                       1,977,328

UBS Finance (Delaware), Inc.

8/9/99                            4.91                         10,000,000                      9,948,108

8/9/99                            4.92                         10,000,000                      9,948,000

12/7/99                           5.27                         10,000,000                      9,773,425

Unifunding, Inc.

7/9/99                            4.90                         10,000,000                      9,989,244

9/2/99                            5.05                         15,000,000                      14,870,850

Westpac Capital Corp.

8/16/99                           4.95                         5,000,000                       4,969,142

Windmill Funding Corp.

7/13/99                           5.02                         10,000,000                      9,983,333

7/14/99                           4.87                         6,000,000                       5,989,535

7/16/99                           4.88                         15,000,000                      14,969,875

7/21/99                           4.87                         6,000,000                       5,983,933

7/22/99                           5.06                         10,000,000                      9,970,600

7/23/99                           4.88                         6,603,000                       6,583,551

8/4/99                            4.88                         19,748,000                      19,658,103

8/18/99                           4.93                         5,000,000                       4,967,533

TOTAL COMMERCIAL PAPER                                                                         866,936,970

BANK NOTES - 6.5%



American Express Centurion Bank

7/12/99                           4.91 (b)                     10,000,000                      10,000,000

Comerica Bank, Detroit

8/9/99                            5.01 (b)                     2,000,000                       1,999,713

First Union National Bank of
North Carolina

7/1/99                            5.15 (b)                     10,000,000                      10,000,000

7/21/99                           5.02 (b)                     15,000,000                      15,000,000

Fleet National Bank, Providence

8/4/99                            5.00 (b)                     7,000,000                       6,998,792

Key Bank NA

7/21/99                           4.90 (b)                     5,000,000                       4,999,795

Mellon Bank NA, Pittsburgh

7/1/99                            4.88 (b)                     4,000,000                       3,998,040

8/10/99                           4.92                         15,000,000                      15,000,000

NationsBank NA

7/1/99                            4.90 (b)                     5,000,000                       4,998,142

7/1/99                            4.91 (b)                     5,000,000                       4,998,314

9/1/99                            4.90                         10,000,000                      10,000,000



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

PNC Bank NA, Pittsburgh

8/3/99                            5.01% (b)                   $ 7,000,000                     $ 6,999,646

US Bank NA

7/15/99                           4.85 (b)                     20,000,000                      19,998,979

TOTAL BANK NOTES                                                                               114,991,421

MASTER NOTES - 1.4%



Goldman Sachs Group L.P.

9/1/99                            5.18 (b)                     10,000,000                      10,000,000

J.P. Morgan Securities, Inc.

7/8/99                            4.92 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             25,000,000

MEDIUM-TERM NOTES - 4.7%



Abbey National Treasury
Services PLC

8/17/99                           4.85 (a)(b)                  5,000,000                       4,999,440

Bishops Gate Resources
Mortgage Trust

7/1/99                            5.14 (b)                     4,000,000                       4,000,000

CIT Group, Inc.

7/1/99                            4.95 (b)                     10,000,000                      9,994,884

GE Life & Annuity Assurance Co.

7/1/99                            5.04 (b)(c)                  14,000,000                      14,000,000

General Electric Capital Corp.

7/12/99                           4.95 (b)                     4,000,000                       4,000,000

8/3/99                            4.95 (b)                     10,000,000                      10,000,000

Goldman Sachs Group L.P.

7/7/99                            5.20 (b)(c)                  7,000,000                       7,000,000

8/10/99                           5.05 (a)(b)                  4,000,000                       4,000,000

Morgan Guaranty Trust Co., NY

7/27/99                           5.09 (b)                     10,000,000                      9,998,830

Norwest Corp.

7/22/99                           5.02 (b)                     6,000,000                       6,000,000

RACERS

7/2/99                            4.94 (a)(b)                  9,000,000                       9,000,000

TOTAL MEDIUM-TERM NOTES                                                                        82,993,154

SHORT-TERM NOTES - 2.8%



Capital One Funding Corp.
Series 1994 B,

7/7/99                            5.18 (b)                     2,906,000                       2,906,000

Capital One Funding Corp.
Series 1995 E,

7/7/99                            5.18 (b)                     5,380,000                       5,380,000

Capital One Funding Corp.
Series 1996 I,

7/7/99                            5.18 (b)                     3,762,000                       3,762,000

Monumental Life Insurance Co.

7/1/99                            5.07 (b)(c)                  5,000,000                       5,000,000

7/1/99                            5.11 (b)(c)                  5,000,000                       5,000,000

SHORT-TERM NOTES - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE  (NOTE 1)
                                 PURCHASE

New York Life Insurance Co.

7/1/99                            5.12% (b)(c)                $ 4,000,000                     $ 4,000,000

7/7/99                            5.00 (b)                     5,000,000                       5,000,000

SMM Trust Series 1999 E,

7/1/99                            4.98 (a)(b)                  3,000,000                       3,000,000

SMM Trust Series 1999 I,

7/1/99                            5.05 (a)(b)                  3,000,000                       3,000,000

Strategic Money Market Trust
Series 1998 A,

9/16/99                           5.26 (b)                     14,000,000                      14,000,000

TOTAL SHORT-TERM NOTES                                                                         51,048,000


REPURCHASE AGREEMENTS - 0.6%

                                                                MATURITY AMOUNT

In a joint trading account                                    $ 10,218,449                     10,217,000
(U.S. Treasury Obligations)
dated 6/30/99 due 7/1/99 At
5.1% (Cost $10,217,000)

TOTAL INVESTMENT IN                                                                       $ 1,771,127,393
SECURITIES - 100%

Total Cost for Income Tax Purposes                                                        $ 1,771,127,393


LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,999,440 or 1.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                       ACQUISITION DATE  COST

GE Life & Annuity Assurance    4/8/99            $ 14,000,000
Co. 5.04% 7/1/99

Goldman Sachs Group L.P.       12/7/98           $ 7,000,000
5.20% 7/7/99

Monumental Life Insurance Co:  9/17/98           $ 5,000,000
5.07% 7/1/99

5.11% 7/1/99                   3/12/99           $ 5,000,000

New York Life Insurance Co     12/21/98          $ 4,000,000
5.12% 7/1/99

INCOME TAX INFORMATION

At December 31, 1998, the fund had a capital loss carryforward of approximately $29,000 of which $1,000 and $28,000 will expire on December 31, 2002 and 2005, respectively.

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,771,127,393
value -  See accompanying
schedule

Receivable for investments                   333,000
sold

Receivable for fund shares                   846,791
sold

Interest receivable                          8,413,043

Prepaid expenses                             35,553

 TOTAL ASSETS                                1,780,755,780

LIABILITIES

Payable to custodian bank      $ 50,814

Payable for fund shares         49,522,885
purchased

Accrued management fee          264,206

Other payables and  accrued     141,908
expenses

 TOTAL LIABILITIES                           49,979,813

NET ASSETS                                  $ 1,730,775,967

Net Assets consist of:

Paid in capital                             $ 1,730,789,452

Accumulated net realized gain                (13,485)
(loss) on investments

NET ASSETS, for 1,730,774,396               $ 1,730,775,967
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,730,775,967
(divided by) 1,730,774,396
shares)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED JUNE 30,
                                        1999 (UNAUDITED)

INTEREST INCOME                             $ 41,625,009

EXPENSES

Management fee                 $ 1,356,863

Transfer agent fees             569,567

Accounting fees and expenses    82,987

Non-interested trustees'        2,590
compensation

Custodian fees and expenses     15,035

Registration fees               881

Audit                           13,022

Legal                           1,515

Miscellaneous                   35,553

 Total expenses before          2,078,013
reductions

 Expense reductions             (2,445)      2,075,568

NET INTEREST INCOME                          39,549,441

NET REALIZED GAIN (LOSS)   ON                15,235
INVESTMENTS

NET INCREASE IN NET ASSETS                  $ 39,564,676
RESULTING FROM OPERATIONS

OTHER INFORMATION

Expense reductions

 Custodian credits                          $ 2,445

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net interest income   $ 39,549,441               $ 73,329,985

 Net realized gain (loss)         15,235                     30,030

 NET INCREASE (DECREASE) IN       39,564,676                 73,360,015
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (39,549,441)               (73,329,985)
from net interest income

Share transactions at net         1,842,537,411              2,992,850,183
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  39,549,441                 73,314,040
distributions from net
interest income

 Cost of shares redeemed          (1,658,815,536)            (2,579,498,939)

 NET INCREASE (DECREASE) IN       223,271,316                486,665,284
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       223,286,551                486,695,314
IN NET ASSETS

NET ASSETS

 Beginning of period              1,507,489,416              1,020,794,102

 End of period                   $ 1,730,775,967            $ 1,507,489,416


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                  1997         1996         1995

Net asset value, beginning of    $ 1.000                         $ 1.000               $ 1.000      $ 1.000      $ 1.000
period

Income from Investment            .024                            .053                  .053         .052         .057
Operations Net interest
income

Less Distributions

From net interest income          (.024)                          (.053)                (.053)       (.052)       (.057)

Net asset value, end of period   $ 1.000                         $ 1.000               $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN B                    2.43%                           5.46%                 5.51%        5.41%        5.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,730,776                     $ 1,507,489           $ 1,020,794  $ 1,126,155  $ 808,874
(000 omitted)

Ratio of expenses to average      .25% A                          .30%                  .31%         .30%         .33%
net assets

Ratio of net interest income      4.84% A                         5.33%                 5.32%        5.28%        5.72%
to average net assets



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 1.000
period

Income from Investment            .042
Operations Net interest
income

Less Distributions

From net interest income          (.042)

Net asset value, end of period   $ 1.000

TOTAL RETURN B                    4.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 748,606
(000 omitted)

Ratio of expenses to average      .27%
net assets

Ratio of net interest income      4.32%
to average net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP II: INVESTMENT GRADE BOND  2.99%        7.25%         7.54%

LB Aggregate Bond              3.15%        7.83%         8.15%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP II INVESTMENT GRADE     LB AGGREGATE BOND
             00155                       LB001
  1989/06/30      10000.00                    10000.00
  1989/07/31      10155.99                    10213.00
  1989/08/31      10075.06                    10061.85
  1989/09/30      10114.80                    10113.16
  1989/10/31      10271.40                    10361.95
  1989/11/30      10359.77                    10460.39
  1989/12/31      10402.08                    10488.63
  1990/01/31      10378.41                    10363.81
  1990/02/28      10437.28                    10396.98
  1990/03/31      10468.96                    10404.26
  1990/04/30      10473.41                    10308.54
  1990/05/31      10637.84                    10613.67
  1990/06/30      10720.82                    10784.55
  1990/07/31      10827.25                    10933.38
  1990/08/31      10826.21                    10786.87
  1990/09/30      10868.55                    10876.40
  1990/10/31      10869.22                    11014.53
  1990/11/30      10934.69                    11251.34
  1990/12/31      11048.51                    11426.86
  1991/01/31      11070.79                    11568.56
  1991/02/28      11182.16                    11666.89
  1991/03/31      11371.50                    11747.39
  1991/04/30      11538.57                    11874.26
  1991/05/31      11627.67                    11943.13
  1991/06/30      11649.94                    11937.16
  1991/07/31      11750.18                    12103.09
  1991/08/31      11995.21                    12364.52
  1991/09/30      12217.96                    12615.51
  1991/10/31      12351.61                    12755.55
  1991/11/30      12485.27                    12872.90
  1991/12/31      12857.94                    13255.22
  1992/01/31      12730.29                    13074.95
  1992/02/29      12799.96                    13159.94
  1992/03/31      12776.67                    13086.24
  1992/04/30      12869.84                    13180.46
  1992/05/31      13067.84                    13429.58
  1992/06/30      13219.25                    13614.90
  1992/07/31      13487.13                    13892.65
  1992/08/31      13568.66                    14032.96
  1992/09/30      13731.72                    14199.96
  1992/10/31      13557.01                    14011.10
  1992/11/30      13522.07                    14013.90
  1992/12/31      13713.55                    14236.72
  1993/01/31      14001.07                    14510.06
  1993/02/28      14238.74                    14763.99
  1993/03/31      14301.30                    14826.00
  1993/04/30      14388.89                    14929.78
  1993/05/31      14413.91                    14949.19
  1993/06/30      14689.18                    15219.77
  1993/07/31      14789.27                    15306.52
  1993/08/31      15052.03                    15574.39
  1993/09/30      15127.10                    15616.44
  1993/10/31      15202.17                    15674.22
  1993/11/30      15127.10                    15540.99
  1993/12/31      15216.91                    15624.91
  1994/01/31      15389.23                    15835.85
  1994/02/28      15136.97                    15560.30
  1994/03/31      14791.44                    15175.96
  1994/04/30      14658.54                    15054.55
  1994/05/31      14618.67                    15053.05
  1994/06/30      14578.80                    15019.93
  1994/07/31      14818.02                    15318.83
  1994/08/31      14831.31                    15337.21
  1994/09/30      14671.83                    15111.75
  1994/10/31      14685.12                    15098.15
  1994/11/30      14711.70                    15064.94
  1994/12/31      14645.25                    15168.89
  1995/01/31      14857.88                    15469.23
  1995/02/28      15144.62                    15837.40
  1995/03/31      15240.99                    15934.01
  1995/04/30      15447.51                    16157.08
  1995/05/31      16067.06                    16782.36
  1995/06/30      16190.97                    16904.87
  1995/07/31      16135.90                    16867.68
  1995/08/31      16328.65                    17071.78
  1995/09/30      16480.10                    17237.38
  1995/10/31      16700.38                    17461.46
  1995/11/30      16948.20                    17723.38
  1995/12/31      17182.26                    17971.51
  1996/01/31      17292.40                    18090.12
  1996/02/29      16976.60                    17775.36
  1996/03/31      16846.23                    17650.93
  1996/04/30      16744.83                    17552.08
  1996/05/31      16715.86                    17516.98
  1996/06/30      16918.66                    17751.71
  1996/07/31      16962.11                    17799.64
  1996/08/31      16947.63                    17769.38
  1996/09/30      17222.84                    18078.56
  1996/10/31      17599.46                    18479.91
  1996/11/30      17889.16                    18795.91
  1996/12/31      17729.82                    18621.11
  1997/01/31      17773.28                    18678.84
  1997/02/28      17796.79                    18725.54
  1997/03/31      17612.05                    18517.68
  1997/04/30      17873.77                    18795.45
  1997/05/31      18012.32                    18974.00
  1997/06/30      18227.85                    19199.79
  1997/07/31      18720.50                    19718.19
  1997/08/31      18551.15                    19550.58
  1997/09/30      18828.26                    19839.93
  1997/10/31      19074.59                    20127.61
  1997/11/30      19120.77                    20220.20
  1997/12/31      19336.30                    20424.42
  1998/01/31      19582.63                    20685.86
  1998/02/28      19568.92                    20669.31
  1998/03/31      19650.12                    20739.58
  1998/04/30      19747.56                    20847.43
  1998/05/31      19926.20                    21045.48
  1998/06/30      20088.59                    21224.01
  1998/07/31      20137.31                    21269.05
  1998/08/31      20380.91                    21615.24
  1998/09/30      20884.34                    22121.29
  1998/10/31      20770.66                    22004.58
  1998/11/30      20949.30                    22129.20
  1998/12/31      21046.74                    22195.74
  1999/01/31      21225.38                    22354.28
  1999/02/28      20860.12                    21963.98
  1999/03/31      20997.13                    22085.84
  1999/04/30      21065.64                    22155.85
  1999/05/31      20791.62                    21960.88
  1999/06/30      20688.86                    21894.00
IMATRL PRASUN   SHR__CHT 19990630 19990712 151729 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Investment Grade Bond Portfolio on June 30, 1989. By June 30, 1999, the value of the investment would have grown to $20,689 - a 106.89% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,894 - a 118.94% increase.

INVESTMENT SUMMARY

QUALITY DIVERSIFICATION AS OF
JUNE 30, 1999

(MOODY'S RATINGS)              % OF FUND'S  INVESTMENTS

Aaa                             54.3

Aa                              2.2

A                               14.2

Baa                             23.4

Ba and Below                    1.2

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.

AVERAGE YEARS TO MATURITY AS
OF JUNE 30, 1999

Years                          9.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S  INVESTMENTS

FINANCE                         14.9

UTILITIES                       4.6

MEDIA & LEISURE                 4.6

CONSTRUCTION & REAL ESTATE      2.3

NONDURABLES                     2.3

VARIABLE INSURANCE PRODUCTS FUND: INVESTMENT GRADE BOND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Kevin Grant)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, KEVIN?

A. For the six- and 12-month periods that ended June 30, 1999, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned -1.37% over the past six months and 3.15% over the past 12 months.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PAST SIX
MONTHS?

A. Essentially, we've completed a round trip from late last year's massive flight to safety in the Treasury market as interest rates rose steadily during the period. The story in the first quarter was one of recovery in the spread sectors - mortgages, corporates and the like - from the depressed levels of last fall. These bonds outperformed Treasuries by wide margins, supported by strengthening global economies. Yield spread levels tightened as investors favored higher-yielding alternatives to Treasuries, which helped spread sectors outperform their government counterparts during the period. But investors' concerns about the possibility of an interest-rate hike, as well as the high level of debt issuance, halted the rally in spread sectors during the second quarter.

Q. WHAT STRATEGIES HELPED CONTRIBUTE TO PERFORMANCE?

A. Sector allocation was a major contributor to fund performance. With its significant overweighting in corporates and mortgages, and its underweighting in Treasuries relative to the Lehman index, the fund was well-positioned to take advantage of favorable market conditions. I reduced the fund's exposure to lower-coupon mortgages, which suffered from excess supply. Strong security selection within the corporate sector also helped as Yankee bonds, which are dollar-denominated foreign debt, and non-cable media issues outperformed much of the broader corporate universe. Yankee sectors benefited in part due to South Korea's return to investment-grade status during the period.

Q. MORTGAGE SECURITIES HAVE INCREASINGLY BECOME AN IMPORTANT PART OF THE MARKET IN WHICH THIS FUND INVESTS. WHAT'S THE STORY BEHIND THIS CHANGE?

A. It's certainly true that mortgages have become a more important part of the investment equation for this fund and others like it. Two years ago, the mortgage market accounted for about 30% of the investment-grade world. By the end of this year, that share will grow to around 35%. What's happening, in essence, is that the U.S. Treasury is issuing fewer bonds because of the budget surplus, so that the government component of the Lehman index is not growing as fast as the mortgage segment. Much of the rise in mortgages was due to a strong refinancing wave - resulting in larger, lower-coupon issues - and the sustained robustness of the housing market - putting a steady stream of new mortgages into play. The Lehman index, reflecting the current market composition, carries a 33% mortgage position, and is expected to grow further in the future.

Q. WHAT MOVES DETRACTED FROM PERFORMANCE?

A. Since the fund holds mostly intermediate-term securities, which are five- to 10-year issues, it suffered as that part of the yield curve struggled to get its footing during the period. Intermediate-term yields rose more than longer-term yields in response to rising interest rates. Toward the end of the period, spreads began to widen over fear of mounting supply pressures heading into the third quarter. The feeling was that companies did not want to be in the position to have to issue bonds, or even commercial paper, in the fourth quarter because of Year 2000 (Y2K) concerns. As a result, firms would issue longer-term debt and issue it earlier in order to avoid having to come to market at the end of the year.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic about the corporate and mortgage sectors. I feel that the added supply of corporates in the market over the remaining months of the year should provide some attractive opportunities for the fund. More variety in the marketplace can equate to healthy rewards for strong security selection. At the current level of interest rates, the mortgage-refinancing window is technically closed. And with little supply pressure to weigh it down, mortgages should fare well in the coming months. What the market really needs is stability. The Federal Reserve Board has done a good job of doing what it needs to do and not going overboard one way or another. We're going to have to wait and see whether the rise in rates we've had in the past three to four months is enough to sufficiently cool the domestic economy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

START DATE: December 5, 1988

SIZE: as of June 30, 1999, more than $707 million

MANAGER: Kevin Grant, since 1997; joined
Fidelity in 1993

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 36.6%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa1      $ 830,000                       $ 831,818

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.7%

Monsanto Co. 5.75% 12/1/05 (b)    A2         5,000,000                       4,692,050

Rohm & Haas Co. 7.85% 7/15/29     A3         500,000                         499,635
(b)

                                                                             5,191,685

PAPER & FOREST PRODUCTS - 0.1%

Fort James Corp. 6.625%           Baa2       350,000                         349,587
9/15/04

TOTAL BASIC INDUSTRIES                                                       5,541,272

CONSTRUCTION & REAL ESTATE -
2.3%

REAL ESTATE - 0.4%

Cabot Industrial Property LP      Baa2       1,325,000                       1,290,948
7.125% 5/1/04

Duke Realty LP 7.3% 6/30/03       Baa2       1,500,000                       1,507,050

                                                                             2,797,998

REAL ESTATE INVESTMENT TRUSTS
- 1.9%

CenterPoint Properties Trust      Baa2       510,000                         487,040
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       5,000,000                       4,870,700

6.625% 2/15/05                    Baa1       4,500,000                       4,340,610

6.75% 2/15/08                     Baa1       4,020,000                       3,801,312

ProLogis Trust 6.7% 4/15/04       Baa1       565,000                         549,180

                                                                             14,048,842

TOTAL CONSTRUCTION & REAL                                                    16,846,840
ESTATE

ENERGY - 1.5%

ENERGY SERVICES - 0.1%

Baker Hughes, Inc. 6.875%         A2         550,000                         516,049
1/15/29 (b)

OIL & GAS - 1.4%

Anadarko Petroleum Corp. 7.2%     Baa1       2,490,000                       2,329,868
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       1,500,000                       1,490,625

7.7% 3/15/26                      Baa1       550,000                         545,870

Apache Finance Property Ltd.      Baa1       940,000                         893,940
6.5% 12/15/07



MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Conoco, Inc.:

5.9% 4/15/04                      A3        $ 850,000                       $ 824,160

6.95% 4/15/29                     A3         1,375,000                       1,282,861

Petro-Canada 7% 11/15/28          A3         2,850,000                       2,623,625

                                                                             9,990,949

TOTAL ENERGY                                                                 10,506,998

FINANCE - 14.9%

BANKS - 6.0%

ABN-Amro Bank NV, Chicago         A1         1,000,000                       1,003,080
6.625% 10/31/01

Banc One Corp. 7.25% 8/1/02       A1         1,000,000                       1,025,360

Bank of Montreal 6.1% 9/15/05     A1         3,000,000                       2,864,490

BankAmerica Corp.:

6.625% 6/15/04                    Aa2        1,910,000                       1,908,806

10% 2/1/03                        Aa3        200,000                         221,596

BankBoston NA 6.375% 3/25/08      A2         6,000,000                       5,678,160

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         2,400,000                       2,391,336

5.95% 7/15/01                     A1         2,700,000                       2,674,566

Capital One Bank:

6.375% 2/15/03                    Baa2       1,130,000                       1,103,163

6.42% 11/12/99                    Baa3       2,000,000                       2,004,040

Capital One Financial Corp.       Baa3       1,290,000                       1,234,246
7.125% 8/1/08

Chase Manhattan Corp. 8.5%        A1         1,160,000                       1,220,285
2/15/02

Citicorp 7.2% 6/15/07             A1         7,600,000                       7,674,100

Kansallis-Osake-Pankki (NY        A2         260,000                         281,767
Branch) yankee 10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa3       1,635,000                       1,570,058

7.125% 9/17/01                    Baa3       485,000                         480,509

MBNA Corp.:

6.34% 6/2/03                      Baa2       350,000                         340,340

6.875% 11/15/02                   Baa2       1,750,000                       1,739,465

NB Capital Trust IV 8.25%         Aa2        1,990,000                       2,047,770
4/15/27

Providian National Bank 6.75%     Baa3       3,000,000                       2,986,110
3/15/02

Sumitomo Bank International       Baa1       1,480,000                       1,505,160
Finance NV 8.5% 6/15/09

Union Planters Corp. 6.75%        Baa2       400,000                         390,168
11/1/05

Union Planters National Bank      A3         500,000                         503,425
6.81% 8/20/01

                                                                             42,848,000

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 8.0%

Ahmanson Capital Trust I          A3        $ 1,125,000                     $ 1,143,383
8.36% 12/1/26 (b)

Associates Corp. of North
America:

6% 4/15/03                        Aa3        1,150,000                       1,133,889

6% 7/15/05                        Aa3        5,000,000                       4,830,500

AT&T Capital Corp. 7.5%           Baa3       4,020,000                       4,049,909
11/15/00

Bank of New York Co., Inc.        A1         1,000,000                       997,580
Capital I 7.97% 12/31/26

BankBoston Capital Trust II       A2         580,000                         555,251
7.75% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         750,000                         721,560

Chase Capital I 7.67% 12/1/26     Aa3        1,000,000                       965,010

Chrysler Financial Corp.          A1         4,400,000                       4,340,952
5.69% 11/15/01

Citigroup, Inc. 5.8% 3/15/04      Aa2        3,340,000                       3,229,980

ERP Operating LP:

6.55% 11/15/01                    A3         1,150,000                       1,145,469

7.1% 6/23/04                      A3         1,000,000                       1,000,710

Finova Capital Corp. 6.27%        Baa1       400,000                         399,712
9/29/00

First Security Capital I          A3         510,000                         519,940
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         400,000                         392,988
12/11/26

Ford Motor Credit Co.:

5.125% 10/15/01                   A1         3,910,000                       3,800,911

6.5% 2/28/02                      A1         3,090,000                       3,097,540

GS Escrow Corp. 7.125% 8/1/05     Ba1        6,250,000                       5,933,563

KeyCorp Institutional Capital     A1         800,000                         790,184
A 7.826% 12/1/26

PNC Institutional Capital         A2         1,000,000                       1,019,660
Trust 8.315% 5/15/27 (b)

Sears Credit Account Master       Aaa        583,333                         586,793
Trust II 7% 1/15/04

Spieker Properties LP:

6.75% 1/15/08                     Baa2       7,000,000                       6,555,010

6.8% 5/1/04                       Baa2       705,000                         690,583

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       1,480,000                       1,424,248

5.875% 5/1/04                     Baa1       3,080,000                       2,965,670

6.875% 11/15/28                   Baa1       2,050,000                       1,872,634

6.9% 5/1/19                       Baa1       2,565,000                       2,398,326

Trizec Finance Ltd. yankee        Baa3       810,000                         878,850
10.875% 10/15/05

                                                                             57,440,805



MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

INSURANCE - 0.3%

Executive Risk Capital Trust      Baa3      $ 1,750,000                     $ 1,785,193
8.675% 2/1/27

Nationwide Mutual Insurance       A1         130,000                         127,334
Co. 6.5% 2/15/04 (b)

                                                                             1,912,527

SAVINGS & LOANS - 0.2%

Great Western Finance Trust       A3         1,000,000                       988,800
II 8.206% 2/1/27

Long Island Savings Bank FSB      Baa3       750,000                         743,325
6.2% 4/2/01

                                                                             1,732,125

SECURITIES INDUSTRY - 0.4%

Amvescap PLC yankee 6.6%          A3         2,900,000                       2,821,990
5/15/05

TOTAL FINANCE                                                                106,755,447

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.3%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

Tyco International Group SA:

6.125% 11/1/08                    Baa1       5,000,000                       4,653,300

yankee 6.125% 6/15/01             Baa1       1,500,000                       1,492,065

                                                                             6,145,365

POLLUTION CONTROL - 0.4%

WMX Technologies, Inc. 7.1%       Baa2       3,000,000                       3,058,770
8/1/26

TOTAL INDUSTRIAL MACHINERY &                                                 9,204,135
EQUIPMENT

MEDIA & LEISURE - 4.6%

BROADCASTING - 2.3%

Clear Channel Communications,     Baa3       6,000,000                       5,506,020
Inc. 7.25% 10/15/27

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       1,260,000                       1,345,365

9% 9/1/08                         Baa3       910,000                         1,022,440

Nielsen Media Research, Inc.      Baa2       1,190,000                       1,203,197
7.6% 6/15/09

TCI Communications, Inc.:

8.25% 1/15/03                     A2         90,000                          95,351

8.75% 8/1/15                      A2         2,600,000                       2,945,618

9.8% 2/1/12                       A2         1,255,000                       1,533,384

TCI Communications Financing      A3         1,500,000                       1,717,500
III 9.65% 3/31/27

Time Warner, Inc. 8.18%           Baa3       1,240,000                       1,309,663
8/15/07

                                                                             16,678,538

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.9%

Viacom, Inc. 7.75% 6/1/05         Baa3      $ 6,400,000                     $ 6,555,136

PUBLISHING - 1.4%

News America, Inc. 6.625%         Baa3       210,000                         198,975
1/9/08

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       760,000                         759,924

8.375% 3/15/23                    Baa2       6,920,000                       7,495,536

8.375% 7/15/33                    Baa2       1,200,000                       1,304,784

                                                                             9,759,219

RESTAURANTS - 0.0%

Darden Restaurants, Inc.          Baa1       20,000                          18,466
6.375% 2/1/06

TOTAL MEDIA & LEISURE                                                        33,011,359

NONDURABLES - 2.3%

BEVERAGES - 1.4%

Seagram Co. Ltd. yankee           Baa3       350,000                         309,750
6.875% 9/1/23

Seagram JE & Sons, Inc.:

6.625% 12/15/05                   Baa3       7,250,000                       7,032,500

7.6% 12/15/28                     Baa3       3,000,000                       2,898,900

                                                                             10,241,150

FOODS - 0.2%

ConAgra, Inc. 7.125% 10/1/26      Baa1       1,270,000                       1,258,405

TOBACCO - 0.7%

Philip Morris Companies, Inc.     A2         3,000,000                       3,031,500
6.95% 6/1/06

RJR Nabisco, Inc. 7.375%          Baa2       1,800,000                       1,777,626
5/15/03 (b)

                                                                             4,809,126

TOTAL NONDURABLES                                                            16,308,681

RETAIL & WHOLESALE - 1.5%

DRUG STORES - 0.5%

Rite Aid Corp. 6% 12/15/05 (b)    Baa1       4,000,000                       3,670,800

GENERAL MERCHANDISE STORES -
0.5%

Dayton Hudson Corp. 6.4%          A3         500,000                         497,675
2/15/03

Federated Department Stores,      Baa2       3,000,000                       3,176,070
Inc. 8.5% 6/15/03

                                                                             3,673,745

GROCERY STORES - 0.1%

Kroger Co. 6% 7/1/00              Baa3       530,000                         528,866



MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

USA Networks, Inc./USANI LLC      Ba1       $ 3,000,000                     $ 2,872,500
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                     10,745,911

TECHNOLOGY - 1.4%

COMPUTERS & OFFICE EQUIPMENT
- 1.4%

Comdisco, Inc.:

5.75% 2/15/01                     Baa1       1,000,000                       990,210

5.95% 4/30/02                     Baa1       3,000,000                       2,949,330

6.375% 11/30/01                   Baa1       3,200,000                       3,191,520

6.45% 11/13/00                    Baa1       3,000,000                       3,008,130

                                                                             10,139,190

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.6%

Continental Airlines, Inc.
Pass Through Trust
Certificates:

7.434% 3/15/06                    Baa1       550,000                         552,145

7.73% 9/15/12                     Baa1       355,000                         356,598

Delta Air Lines, Inc.             Baa1       375,392                         389,203
equipment trust certificate
8.54% 1/2/07

Qantas Airways Ltd. 7.75%         Baa1       2,000,000                       1,995,000
6/15/09 (b)

United Air Lines, Inc. 9%         Baa3       1,100,000                       1,175,262
12/15/03

                                                                             4,468,208

RAILROADS - 0.7%

Burlington Northern Santa Fe      Baa2       3,000,000                       2,932,290
Corp. 6.53% 7/15/37

Norfolk Southern Corp. 7.05%      Baa1       1,700,000                       1,727,506
5/1/37

                                                                             4,659,796

TOTAL TRANSPORTATION                                                         9,128,004

UTILITIES - 4.6%

CELLULAR - 1.1%

Cable & Wireless                  Baa1       7,825,000                       7,714,276
Communications PLC 6.375%
3/6/03

ELECTRIC UTILITY - 1.2%

Avon Energy Partners Holdings:

6.46% 3/4/08 (b)                  Baa2       1,500,000                       1,432,695

7.05% 12/11/07 (b)                Baa2       3,000,000                       2,997,480

DR Investments UK PLC yankee      A2         1,500,000                       1,513,470
7.1% 5/15/02 (b)

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Israel Electric Corp. Ltd.        A3        $ 2,400,000                     $ 2,139,000
7.75% 12/15/27 (b)

Texas Utilities Co. 6.375%        Baa3       990,000                         948,757
1/1/08

                                                                             9,031,402

GAS - 0.7%

CMS Panhandle Holding Co.:

6.125% 3/15/04 (b)                Baa3       1,350,000                       1,313,145

7% 7/15/29 (b)                    Baa3       1,000,000                       923,900

Mitchell Energy & Development     Baa3       1,730,000                       1,730,865
Corp. 8% 7/15/99

Southwest Gas Corp. 9.75%         Baa2       1,000,000                       1,076,410
6/15/02

                                                                             5,044,320

TELEPHONE SERVICES - 1.6%

AT&T Corp. 6.5% 3/15/29           A1         2,000,000                       1,805,480

MCI WorldCom, Inc. 6.4%           A3         8,000,000                       7,826,400
8/15/05

Telecomunicaciones de P R,        Baa2       1,730,000                       1,670,021
Inc. 6.65% 5/15/06 (b)

                                                                             11,301,901

TOTAL UTILITIES                                                              33,091,899

TOTAL NONCONVERTIBLE BONDS                                     262,111,554
(Cost $269,914,076)

U.S. GOVERNMENT AND
GOVERNMENT  AGENCY
OBLIGATIONS - 12.9%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.4%

Fannie Mae:

5.125% 2/13/04                    Aaa        400,000                         383,500

6.15% 1/13/00                     Aaa        525,000                         526,638

Federal Agricultural Mortgage     Aaa        10,000                          10,314
Corp. 7.01% 2/10/05

Federal Home Loan Bank:

6.46% 12/15/04                    Aaa        1,745,000                       1,753,446

7.31% 6/16/04                     Aaa        4,155,000                       4,341,310

7.36% 7/1/04                      Aaa        3,100,000                       3,243,871

7.38% 8/5/04                      Aaa        110,000                         115,207

7.46% 9/9/04                      Aaa        50,000                          52,531

7.56% 9/1/04                      Aaa        310,000                         326,467

7.59% 3/10/05                     Aaa        10,000                          10,584

7.7% 9/20/04                      Aaa        40,000                          42,425

8.09% 12/28/04                    Aaa        10,000                          10,858

Freddie Mac:

6.77% 9/15/02                     Aaa        150,000                         153,258

8% 1/26/05                        Aaa        520,000                         559,733

8.115% 1/31/05                    Aaa        1,140,000                       1,233,514



MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Government Loan Trusts            Aaa       $ 1,632,423                     $ 1,760,225
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) Series 1 B,
8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Series 1 C, 9.25% 11/15/01        Aaa        627,545                         654,755

Series 2 E, 9.4% 5/15/02          Aaa        514,116                         534,907

Series T 3, 9.625% 5/15/02        Aaa        32,453                          33,813

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1993 C, 5.2% 10/15/04      Aaa        4,889                           4,783

Series 1993 D, 5.23% 5/15/05      Aaa        10,213                          9,951

Series 1994 A, 7.12% 4/15/06      Aaa        6,824                           6,986

Series 1994 C, 6.61% 9/15/99      Aaa        4,947                           4,950

Guaranteed Trade Trust            Aaa        6,872                           7,164
Certificates (assets of
Trust guaranteed by  U.S.
Government through
Export-Import Bank) Series
1994 B, 7.5% 1/26/06

Israel Export Trust               Aaa        9,412                           9,532
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 1, 6.88% 1/26/03

Overseas Private Investment       Aaa        115,675                         116,160
Corp. U.S. Government
guaranteed participation
certificate Series 1994 195,
6.08% 8/15/04 (callable)

Private Export Funding Corp.
secured:

5.65% 3/15/03                     Aaa        162,000                         160,874

6.86% 4/30/04                     Aaa        1,145,917                       1,166,882

TOTAL U.S. GOVERNMENT AGENCY                                                 17,234,638
OBLIGATIONS

U.S. GOVERNMENT AND
GOVERNMENT  AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. TREASURY OBLIGATIONS -
10.5%

U.S. Treasury Bonds:

8.75% 5/15/17                     Aaa       $ 9,910,000                     $ 12,509,789

8.875% 8/15/17                    Aaa        16,745,000                      21,391,738

9.875% 11/15/15                   Aaa        3,810,000                       5,199,469

14% 11/15/11                      Aaa        1,465,000                       2,143,017

U.S. Treasury Notes:

6.5% 5/31/02                      Aaa        14,165,000                      14,485,979

7% 7/15/06                        Aaa        6,996,000                       7,410,303

U.S. Treasury Notes -  coupon     Aaa        26,700,000                      12,394,140
STRIPS  0% 11/15/11

TOTAL U.S. TREASURY                                                          75,534,435
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                      92,769,073
GOVERNMENT AGENCY OBLIGATIONS
(Cost $96,290,601)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 37.5%



FANNIE MAE - 32.0%

6% 2/1/11 to 2/1/29               Aaa        20,101,968                      19,159,802

6.5% 2/1/10 to 7/1/29             Aaa        132,438,766                     127,641,949

7% 12/1/24 to 7/1/29              Aaa        35,831,006                      35,423,348

7.5% 3/1/28 to 7/1/29             Aaa        41,150,421                      41,702,863

8% 3/1/24 to 12/1/27              Aaa        1,282,730                       1,320,372

8.5% 3/1/25 to 12/1/26            Aaa        3,812,229                       3,982,592

TOTAL FANNIE MAE                                                             229,230,926

FREDDIE MAC - 0.4%

7% 5/1/01                         Aaa        53,993                          54,306

8.5% 3/1/20 to 1/1/28             Aaa        3,063,453                       3,203,724

TOTAL FREDDIE MAC                                                            3,258,030

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 5.1%

6% 8/15/08 to 5/15/09             Aaa        3,299,925                       3,219,776

6.5% 12/15/28 to 5/15/29          Aaa        22,950,524                      22,068,306

7.5% 3/15/06 to 7/15/29           Aaa        8,811,227                       8,915,845

7.5% 7/15/29 (c)                  Aaa        1,000,000                       1,013,438



MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

8% 2/15/17                        Aaa       $ 156,197                       $ 161,809

10% 7/15/13 to 11/15/24           Aaa        787,389                         839,956

TOTAL GOVERNMENT NATIONAL                                                    36,219,130
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                   268,708,086
- MORTGAGE SECURITIES
(Cost $275,184,257)

ASSET-BACKED SECURITIES - 4.1%



American Express Credit           A1         1,500,000                       1,478,203
Account Master Trust 6.1%
12/15/06

Capita Equipment Receivables      Baa2       880,000                         858,317
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        505,018                         502,039
Trust 5.91% 12/15/04

Discover Card Master Trust I      A2         4,000,000                       3,900,000
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       830,000                         817,542

6.4% 5/15/02                      A1         960,000                         962,832

6.4% 12/15/02                     Baa3       480,000                         471,360

Green Tree Financial Corp.        Aaa        7,082                           7,082
6.1% 4/15/27

JCP Master Credit Card Trust      Aaa        7,000,000                       6,728,750
5.5% 6/15/07

Key Auto Finance Trust:

6.3% 10/15/03                     A2         634,531                         633,539

6.65% 10/15/03                    Baa3       182,928                         183,757

MBNA Master Credit Card Trust     Aaa        3,000,000                       3,033,810
II 6.55% 1/15/07

PNC Student Loan Trust I          Aaa        3,100,000                       3,107,750
6.314% 1/25/01

Premier Auto Trust 5.59%          Aaa        6,000,000                       5,891,220
2/9/04

Railcar Trust 7.75% 6/1/04        Aaa        595,410                         615,505

TOTAL ASSET-BACKED SECURITIES                                  29,191,706
(Cost $29,613,747)

COMMERCIAL MORTGAGE
SECURITIES - 1.7%



CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2       1,080,000                       1,016,213
1/17/35

Series 1998 FLI:

Class D, 5.4013% 12/10/00         A2         2,100,000                       2,077,031
(b)(d)

Class E, 5.7675% 1/10/13          Baa2       2,650,000                       2,597,000
(b)(d)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Equitable Life Assurance
Society of the United States
(The) Series 174:

Class B1, 7.33% 5/15/06 (b)       Aa2       $ 500,000                       $ 509,310

Class C1, 7.52% 5/15/06 (b)       A2         500,000                         510,210

Fannie Mae ACES REMIC             Aaa        158,086                         159,729
sequential pay Series 1996
M5 Class A1, 7.141% 7/25/10

GS Mortgage Securities Corp.      Baa3       1,000,000                       869,770
II Series 1998-GLII Class E,
6.9697% 4/13/31 (b)(d)

Morgan Stanley Capital I,
Inc. Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       1,338,000                       1,240,159

Class E, 7.35% 12/15/12           Baa3       459,000                         387,568

Structured Asset Securities       AAA        141,538                         140,742
Corp. sequential pay Series
1996 Class A-2A, 7.75%
2/25/28

Thirteen Affiliates of            Aaa        1,500,000                       1,470,150
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 12/15/10 (b)

Wells Fargo Capital Markets       Aaa        1,122,540                       1,125,009
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (b)

TOTAL COMMERCIAL MORTGAGE                                                    12,102,891
SECURITIES
(Cost $12,443,784)

FOREIGN GOVERNMENT AND
GOVERNMENT  AGENCY
OBLIGATIONS (E) - 1.9%



British Columbia Province         Aa2        500,000                         510,210
yankee 7% 1/15/03

Korean Republic yankee:

8.75% 4/15/03                     Baa3       1,470,000                       1,537,444

8.875% 4/15/08                    Baa3       1,194,000                       1,261,401

Manitoba Province yankee          Aa3        500,000                         507,175
6.75% 3/1/03

Quebec Province:

yankee:

7.125% 2/9/24                     A2         250,000                         243,398

7.5% 7/15/23                      A2         8,550,000                       8,692,443

7% 1/30/07                        A2         1,000,000                       1,006,700

TOTAL FOREIGN GOVERNMENT AND                                                 13,758,771
GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,608,741)

SUPRANATIONAL OBLIGATIONS -
0.6%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Inter American Development        Aaa       $ 4,000,000                     $ 3,966,760
Bank yankee 6.29% 7/16/27
(Cost $3,974,840)


CASH EQUIVALENTS - 4.7%

                                            MATURITY AMOUNT

Investments in repurchase                   $ 33,896,806                     33,892,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.1%,
dated 6/30/99 due 7/1/99
(Cost $33,892,000)

TOTAL INVESTMENT IN                                                       $ 716,500,841
SECURITIES - 100%
(Cost $735,922,046)


LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,589,728 or 5.2% of net assets.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        70.7%      AAA, AA, A    69.3%

Baa               23.3%      BBB           23.0%

Ba                1.2%       BB            1.3%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

Purchases and sales of securities, other than short-term securities, aggregated $457,425,893 and $337,199,621, respectively, of which long-term U.S. government and government agency obligations aggregated $332,795,748 and $269,574,489, respectively.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $735,974,198. Net unrealized depreciation aggregated $19,473,357, of which $2,491,796 related to appreciated investment securities and $21,965,153 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: INVESTMENT GRADE BOND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 716,500,841
value (including repurchase
agreements of $33,892,000)
(cost $735,922,046) - See
accompanying schedule

Cash                                           376

Receivable for investments                     32,709,376
sold

Receivable for fund shares                     677,745
sold

Interest receivable                            7,563,766

 TOTAL ASSETS                                  757,452,104

LIABILITIES

Payable for investments         $ 46,177,739
purchased Regular delivery

 Delayed delivery                1,016,875

Payable for fund shares          2,622,610
redeemed

Accrued management fee           253,665

Other payables and  accrued      80,293
expenses

 TOTAL LIABILITIES                             50,151,182

NET ASSETS                                    $ 707,300,922

Net Assets consist of:

Paid in capital                               $ 711,478,523

Undistributed net investment                   21,063,584
income

Accumulated undistributed net                  (5,819,980)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    (19,421,205)
(depreciation) on investments

NET ASSETS, for 58,527,952                    $ 707,300,922
shares outstanding

NET ASSET VALUE, offering                      $12.08
price  and redemption price
per  share ($707,300,922
(divided by) 58,527,952
shares)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED JUNE 30,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                           $ 23,394,368
Interest

EXPENSES

Management fee                 $ 1,574,141

Transfer agent fees             253,444

Accounting fees and expenses    93,198

Non-interested trustees'        1,127
compensation

Custodian fees and expenses     13,394

Registration fees               1,343

Audit                           16,473

Legal                           195

Miscellaneous                   1,461

 Total expenses before          1,954,776
reductions

 Expense reductions             (5,595)      1,949,181

NET INVESTMENT INCOME                        21,445,187

REALIZED AND UNREALIZED GAIN                 (5,730,338)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (27,644,528)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (33,374,866)

NET INCREASE (DECREASE) IN                  $ (11,929,679)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION
Expense reductions

 Custodian credits                          $ 5,595

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 21,445,187               $ 27,981,821
income

 Net realized gain (loss)         (5,730,338)                9,192,419

 Change in net unrealized         (27,644,528)               2,632,039
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (11,929,679)               39,806,279
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (28,513,399)               (16,958,571)
From net investment income

 From net realized gain           (8,945,380)                (2,012,034)

 TOTAL DISTRIBUTIONS              (37,458,779)               (18,970,605)

Share transactions Net            191,842,974                501,565,840
proceeds from sales of shares

 Reinvestment of distributions    37,458,779                 18,970,605

 Cost of shares redeemed          (147,425,151)              (191,084,324)

 NET INCREASE (DECREASE) IN       81,876,602                 329,452,121
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       32,488,144                 350,287,795
IN NET ASSETS

NET ASSETS

 Beginning of period              674,812,778                324,524,983

 End of period (including        $ 707,300,922              $ 674,812,778
undistributed net investment
income of $21,063,584 and
$27,875,128, respectively)

OTHER INFORMATION
Shares

 Sold                             15,297,118                 39,825,938

 Issued in reinvestment of        3,052,875                  1,576,941
distributions

 Redeemed                         (11,900,493)               (15,158,174)

 Net increase (decrease)          6,449,500                  26,244,705


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997       1996       1995

Net asset value, beginning of    $ 12.960                        $ 12.560                  $ 12.240   $ 12.480   $ 11.020
period

Income from Investment            .361 C                          .725 C                    .759 C     .670       .320
Operations Net investment
income

Net realized and unrealized       (.571)                          .335                      .291       (.290)     1.530
gain (loss)

Total from investment             (.210)                          1.060                     1.050      .380       1.850
operations

Less Distributions

From net investment income        (.510)                          (.590)                    (.730)     (.620)     (.390)

From net realized gain            (.160)                          (.070)                    -          -          -

In excess of net realized gain    -                               -                         -          -          -

Total distributions               (.670)                          (.660)                    (.730)     (.620)     (.390)

Net asset value, end of period   $ 12.080                        $ 12.960                  $ 12.560   $ 12.240   $ 12.480

TOTAL RETURN B                    (1.70)%                         8.85%                     9.06%      3.19%      17.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 707,301                       $ 674,813                 $ 324,525  $ 228,594  $ 181,546
(000 omitted)

Ratio of expenses to average      .54% A                          .57%                      .58%       .58%       .59%
net assets

Ratio of net investment           5.91% A                         5.85%                     6.34%      6.49%      6.53%
income to average net assets

Portfolio turnover rate           103% A                          239%                      191%       81%        182%





FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 11.480
period

Income from Investment            .733
Operations Net investment
income

Net realized and unrealized       (1.163)
gain (loss)

Total from investment             (.430)
operations

Less Distributions

From net investment income        -

From net realized gain            (.010)

In excess of net realized gain    (.020)

Total distributions               (.030)

Net asset value, end of period   $ 11.020

TOTAL RETURN B                    (3.76)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 111,381
(000 omitted)

Ratio of expenses to average      .67%
net assets

Ratio of net investment           6.53%
income to average net assets

Portfolio turnover rate           143%




A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: HIGH INCOME - "INITIAL   -1.53%       10.78%        11.36%
CLASS"

ML High Yield Master II       0.90%        10.28%        10.87%

ML High Yield Master          0.94%        10.06%        10.65%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. You can also compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in both benchmarks have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP HIGH INCOME             ML HIGH YIELD MASTER II
             00152                       ML012
  1989/06/30      10000.00                    10000.00
  1989/07/31       9934.17                    10040.39
  1989/08/31       9876.55                    10087.25
  1989/09/30       9530.97                     9980.81
  1989/10/31       9122.37                     9733.33
  1989/11/30       9130.05                     9747.97
  1989/12/31       9105.03                     9708.43
  1990/01/31       8903.76                     9446.07
  1990/02/28       8766.66                     9303.33
  1990/03/31       8674.16                     9472.43
  1990/04/30       8699.86                     9537.64
  1990/05/31       8878.62                     9696.87
  1990/06/30       9018.48                     9943.12
  1990/07/31       9157.78                    10190.06
  1990/08/31       9004.58                     9724.00
  1990/09/30       8791.07                     9317.36
  1990/10/31       8577.74                     9050.99
  1990/11/30       8778.94                     9146.02
  1990/12/31       8901.70                     9284.99
  1991/01/31       9090.56                     9475.05
  1991/02/28       9594.19                    10297.04
  1991/03/31       9934.15                    10797.33
  1991/04/30      10286.69                    11180.15
  1991/05/31      10437.78                    11223.70
  1991/06/30      10664.41                    11471.64
  1991/07/31      11067.32                    11786.49
  1991/08/31      11218.41                    12054.63
  1991/09/30      11470.22                    12228.35
  1991/10/31      11860.54                    12643.32
  1991/11/30      11961.26                    12776.50
  1991/12/31      12024.22                    12922.02
  1992/01/31      12666.35                    13358.49
  1992/02/29      13126.24                    13692.37
  1992/03/31      13550.55                    13888.83
  1992/04/30      13646.36                    13960.82
  1992/05/31      13810.61                    14159.20
  1992/06/30      13961.17                    14330.46
  1992/07/31      14234.92                    14609.01
  1992/08/31      14536.04                    14795.06
  1992/09/30      14686.61                    14951.91
  1992/10/31      14467.61                    14755.45
  1992/11/30      14645.54                    14985.36
  1992/12/31      14809.79                    15176.11
  1993/01/31      15206.73                    15529.19
  1993/02/28      15466.12                    15806.96
  1993/03/31      15823.03                    16084.35
  1993/04/30      15927.13                    16194.72
  1993/05/31      16165.07                    16392.26
  1993/06/30      16581.47                    16711.27
  1993/07/31      16745.05                    16874.59
  1993/08/31      16923.51                    17033.36
  1993/09/30      16982.99                    17108.97
  1993/10/31      17384.52                    17425.74
  1993/11/30      17548.10                    17525.40
  1993/12/31      17830.66                    17709.68
  1994/01/31      18425.51                    18092.50
  1994/02/28      18403.42                    17966.80
  1994/03/31      17783.44                    17386.12
  1994/04/30      17603.98                    17169.85
  1994/05/31      17636.61                    17132.32
  1994/06/30      17571.35                    17210.63
  1994/07/31      17636.61                    17314.52
  1994/08/31      17636.61                    17451.79
  1994/09/30      17767.13                    17448.32
  1994/10/31      17603.98                    17494.34
  1994/11/30      17457.14                    17343.81
  1994/12/31      17538.72                    17526.55
  1995/01/31      17734.50                    17772.65
  1995/02/28      18343.18                    18342.30
  1995/03/31      18571.59                    18590.17
  1995/04/30      19116.26                    19061.17
  1995/05/31      19608.22                    19659.49
  1995/06/30      19660.93                    19791.67
  1995/07/31      20135.33                    20049.40
  1995/08/31      20293.46                    20154.61
  1995/09/30      20627.29                    20388.84
  1995/10/31      20820.56                    20561.17
  1995/11/30      20925.98                    20764.96
  1995/12/31      21171.96                    21112.87
  1996/01/31      21663.92                    21465.56
  1996/02/29      22021.74                    21531.15
  1996/03/31      21963.89                    21443.13
  1996/04/30      22291.71                    21473.19
  1996/05/31      22600.25                    21627.95
  1996/06/30      22715.95                    21714.12
  1996/07/31      22638.81                    21856.86
  1996/08/31      22966.63                    22123.46
  1996/09/30      23641.56                    22643.47
  1996/10/31      23564.42                    22840.01
  1996/11/30      23815.11                    23293.20
  1996/12/31      24142.93                    23492.36
  1997/01/31      24470.75                    23668.86
  1997/02/28      24914.61                    24032.73
  1997/03/31      24140.60                    23702.16
  1997/04/30      24517.15                    24006.06
  1997/05/31      25542.18                    24511.51
  1997/06/30      26002.40                    24890.32
  1997/07/31      26943.76                    25550.07
  1997/08/31      27173.87                    25519.32
  1997/09/30      28136.15                    25978.37
  1997/10/31      27885.12                    26111.02
  1997/11/30      28094.31                    26343.63
  1997/12/31      28408.09                    26608.91
  1998/01/31      29056.58                    27032.97
  1998/02/28      29276.39                    27142.49
  1998/03/31      29889.26                    27400.31
  1998/04/30      30007.12                    27518.00
  1998/05/31      29794.97                    27683.47
  1998/06/30      29771.40                    27826.45
  1998/07/31      29936.40                    28003.79
  1998/08/31      26235.60                    26590.18
  1998/09/30      25976.31                    26659.40
  1998/10/31      25269.15                    26084.12
  1998/11/30      27343.49                    27443.77
  1998/12/31      27178.48                    27394.60
  1999/01/31      27979.93                    27759.16
  1999/02/28      27861.46                    27575.42
  1999/03/31      28563.19                    27895.73
  1999/04/30      29992.65                    28406.12
  1999/05/31      29186.96                    28145.53
  1999/06/30      29316.91                    28075.78
IMATRL PRASUN   SHR__CHT 19990630 19990716 111430 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: High Income Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $29,317 - a 193.17% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,076 - a 180.76% increase. Beginning with this report, the fund will compare its performance to that of the Merrill Lynch High Yield Master II Index, rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

INVESTMENT SUMMARY

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS
EQUIVALENTS)

Nextel Communications, Inc.     4.4

WinStar Communications, Inc.    3.3

NEXTLINK Communications, Inc.   2.6

CSC Holdings, Inc.              2.5

Millicom International          2.3
Cellular SA

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

UTILITIES                       33.8

MEDIA & LEISURE                 22.2

BASIC INDUSTRIES                6.9

ENERGY                          5.7

HEALTH                          4.2

QUALITY DIVERSIFICATION AS OF
JUNE 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS

Aaa, Aa, A                      0.0

Baa                             0.0

Ba                              5.6

B                               45.9

Caa, Ca, C                      17.3

Not Rated                       9.3

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1999 ACCOUNT FOR 9.3% OF THE FUND'S INVESTMENTS.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: HIGH INCOME - SERVICE    -1.61%       10.74%        11.34%
CLASS

ML High Yield Master II       0.90%        10.28%        10.87%

ML High Yield Master          0.94%        10.06%        10.65%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. You can also compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in both benchmarks have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP HIGH INCOME - SC        ML HIGH YIELD MASTER II
             00492                       ML012
  1989/06/30      10000.00                    10000.00
  1989/07/31       9934.17                    10040.39
  1989/08/31       9876.55                    10087.25
  1989/09/30       9530.97                     9980.81
  1989/10/31       9122.37                     9733.33
  1989/11/30       9130.05                     9747.97
  1989/12/31       9105.03                     9708.43
  1990/01/31       8903.76                     9446.07
  1990/02/28       8766.66                     9303.33
  1990/03/31       8674.16                     9472.43
  1990/04/30       8699.86                     9537.64
  1990/05/31       8878.62                     9696.87
  1990/06/30       9018.48                     9943.12
  1990/07/31       9157.78                    10190.06
  1990/08/31       9004.58                     9724.00
  1990/09/30       8791.07                     9317.36
  1990/10/31       8577.74                     9050.99
  1990/11/30       8778.94                     9146.02
  1990/12/31       8901.70                     9284.99
  1991/01/31       9090.56                     9475.05
  1991/02/28       9594.19                    10297.04
  1991/03/31       9934.15                    10797.33
  1991/04/30      10286.69                    11180.15
  1991/05/31      10437.78                    11223.70
  1991/06/30      10664.41                    11471.64
  1991/07/31      11067.32                    11786.49
  1991/08/31      11218.41                    12054.63
  1991/09/30      11470.22                    12228.35
  1991/10/31      11860.54                    12643.32
  1991/11/30      11961.26                    12776.50
  1991/12/31      12024.22                    12922.02
  1992/01/31      12666.35                    13358.49
  1992/02/29      13126.24                    13692.37
  1992/03/31      13550.55                    13888.83
  1992/04/30      13646.36                    13960.82
  1992/05/31      13810.61                    14159.20
  1992/06/30      13961.17                    14330.46
  1992/07/31      14234.92                    14609.01
  1992/08/31      14536.04                    14795.06
  1992/09/30      14686.61                    14951.91
  1992/10/31      14467.61                    14755.45
  1992/11/30      14645.54                    14985.36
  1992/12/31      14809.79                    15176.11
  1993/01/31      15206.73                    15529.19
  1993/02/28      15466.12                    15806.96
  1993/03/31      15823.03                    16084.35
  1993/04/30      15927.13                    16194.72
  1993/05/31      16165.07                    16392.26
  1993/06/30      16581.47                    16711.27
  1993/07/31      16745.05                    16874.59
  1993/08/31      16923.51                    17033.36
  1993/09/30      16982.99                    17108.97
  1993/10/31      17384.52                    17425.74
  1993/11/30      17548.10                    17525.40
  1993/12/31      17830.66                    17709.68
  1994/01/31      18425.51                    18092.50
  1994/02/28      18403.42                    17966.80
  1994/03/31      17783.44                    17386.12
  1994/04/30      17603.98                    17169.85
  1994/05/31      17636.61                    17132.32
  1994/06/30      17571.35                    17210.63
  1994/07/31      17636.61                    17314.52
  1994/08/31      17636.61                    17451.79
  1994/09/30      17767.13                    17448.32
  1994/10/31      17603.98                    17494.34
  1994/11/30      17457.14                    17343.81
  1994/12/31      17538.72                    17526.55
  1995/01/31      17734.50                    17772.65
  1995/02/28      18343.18                    18342.30
  1995/03/31      18571.59                    18590.17
  1995/04/30      19116.26                    19061.17
  1995/05/31      19608.22                    19659.49
  1995/06/30      19660.93                    19791.67
  1995/07/31      20135.33                    20049.40
  1995/08/31      20293.46                    20154.61
  1995/09/30      20627.29                    20388.84
  1995/10/31      20820.56                    20561.17
  1995/11/30      20925.98                    20764.96
  1995/12/31      21171.96                    21112.87
  1996/01/31      21663.92                    21465.56
  1996/02/29      22021.74                    21531.15
  1996/03/31      21963.89                    21443.13
  1996/04/30      22291.71                    21473.19
  1996/05/31      22600.25                    21627.95
  1996/06/30      22715.95                    21714.12
  1996/07/31      22638.81                    21856.86
  1996/08/31      22966.63                    22123.46
  1996/09/30      23641.56                    22643.47
  1996/10/31      23564.42                    22840.01
  1996/11/30      23815.11                    23293.20
  1996/12/31      24142.93                    23492.36
  1997/01/31      24470.75                    23668.86
  1997/02/28      24914.61                    24032.73
  1997/03/31      24140.60                    23702.16
  1997/04/30      24517.15                    24006.06
  1997/05/31      25542.18                    24511.51
  1997/06/30      26002.40                    24890.32
  1997/07/31      26943.76                    25550.07
  1997/08/31      27173.87                    25519.32
  1997/09/30      28136.15                    25978.37
  1997/10/31      27885.12                    26111.02
  1997/11/30      28073.39                    26343.63
  1997/12/31      28387.17                    26608.91
  1998/01/31      29056.58                    27032.97
  1998/02/28      29252.82                    27142.49
  1998/03/31      29889.26                    27400.31
  1998/04/30      30007.12                    27518.00
  1998/05/31      29771.40                    27683.47
  1998/06/30      29747.83                    27826.45
  1998/07/31      29912.83                    28003.79
  1998/08/31      26212.03                    26590.18
  1998/09/30      25952.74                    26659.40
  1998/10/31      25245.58                    26084.12
  1998/11/30      27296.34                    27443.77
  1998/12/31      27154.91                    27394.60
  1999/01/31      27909.21                    27759.16
  1999/02/28      27814.27                    27575.42
  1999/03/31      28516.13                    27895.73
  1999/04/30      29919.84                    28406.12
  1999/05/31      29114.00                    28145.53
  1999/06/30      29269.97                    28075.78
IMATRL PRASUN   SHR__CHT 19990630 19990714 151154 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: High Income Portfolio - Service Class on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $29,270 - a 192.70% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,076 - a 180.76% increase. Beginning with this report, the fund will compare its performance to that of the Merrill Lynch High Yield Master II Index, rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

INVESTMENT SUMMARY

TOP FIVE HOLDINGS AS OF JUNE
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS
EQUIVALENTS)

Nextel Communications, Inc.     4.4

WinStar Communications, Inc.    3.3

NEXTLINK Communications, Inc.   2.6

CSC Holdings, Inc.              2.5

Millicom International          2.3
Cellular SA

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

UTILITIES                       33.8

MEDIA & LEISURE                 22.2

BASIC INDUSTRIES                6.9

ENERGY                          5.7

HEALTH                          4.2

QUALITY DIVERSIFICATION AS OF
JUNE 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS

Aaa, Aa, A                      0.0

Baa                             0.0

Ba                              5.6

B                               45.9

Caa, Ca, C                      17.3

Not Rated                       9.3

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1999 ACCOUNT FOR 9.3% OF THE FUND'S INVESTMENTS.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Barry Coffman)

An interview with
Barry Coffman,
Portfolio Manager
of High Income Portfolio

Q. HOW DID THE FUND PERFORM, BARRY?

A. For the six-month period that ended June 30, 1999, the fund significantly outpaced the 1.76% return of the Merrill Lynch High Yield Master Index. Also, the fund beat its new benchmark, the Merrill Lynch High Yield Master II Index, which returned 2.49%. For the 12-month period that ended June 30, 1999, the fund lagged the 0.94% return of the Merrill Lynch High Yield Master Index and the 0.90% for the Merrill Lynch High Yield Master II Index.

Q. WHY DID THE FUND'S BENCHMARK CHANGE?

A. The fund changed its benchmark because the Merrill Lynch High Yield Master Index does not include deferred-interest bonds (DIBs) and pay-in-kind securities (PIKs), which have emerged as important components of the market in recent years. DIBs do not pay cash interest for a set period of the bond's life, typically for three to five years, and therefore sell at a significant discount. At the end of the deferred-interest period, the interest accrues and begins to be paid (it is a variation on the zero coupon bond structure). PIKs pay interest in the form of additional bonds or preferred stock. As of June 30, 1999, DIBs and PIKs represented approximately 17% of the fund's new benchmark, the Merrill Lynch High Yield Master II Index.

Q. WHY DID THE FUND BEAT THE NEW BENCHMARK DURING THE PAST SIX MONTHS?

A. The fund's large weighting - compared to the Merrill Lynch High Yield Master II Index - in telecommunications companies was an important contributor to its outperformance. After falling to depressed levels last fall, many of the fund's telecom companies bounced back during the past six months. The stocks of both Covad Communications and Rhythms NetConnections - which the fund received in conjunction with its original purchase of the bonds - soared in value after both companies completed initial public offerings, or IPOs, during the period. Both companies provide dedicated, high-speed digital communications services using digital subscriber line (DSL) technology that allows for high-speed data transmission over traditional copper lines. Other telecom winners included the bonds of WinStar, Teligent and NEXTLINK, which benefited from the same theme of providing high-speed data transmission utilizing new technologies. These three companies provide local, long distance and data services utilizing fixed wireless technology in addition to conventional wireline networks, allowing small and medium businesses access to high-speed, fiber-quality data transmission.

Q. OUTSIDE THE TELECOM SECTOR, WHICH OF THE FUND'S HOLDINGS WERE
STANDOUTS DURING THE PAST SIX MONTHS?

A. Excitement about the cable industry's expanding role in delivering telephone and high-speed Internet services to residences boosted that sector, with NTL and Cablevision (CSC Holdings) performing particularly well. In addition, cable company United International Holdings (now called UnitedGlobalCom) - which provides cable, Internet and telephony services in Europe, South America, Australia and New Zealand - rose in response to Microsoft's investment in the company's European subsidiary, which also completed a very successful IPO during the period. I'd also add that the fund's performance was helped by its relatively light weightings in the poor-performing health care and energy sectors.

Q. WERE THERE DISAPPOINTMENTS DURING THE PAST SIX MONTHS?

A. Iridium, which operates a network of satellites that transmit calls globally, was the biggest disappointment when it did not meet subscriber targets, causing the company to come up short of its financial targets. Customers complained that Iridium's service was too expensive and that the special phone needed for its service was too clunky and didn't work inside buildings.

Q. WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A. In general, the outlook for the high-yield market continues to be favorable relative to other fixed-income markets due to attractive absolute yields, continued economic strength and modest inflation. However, we are seeing default rates increase and the dispersion of yields within the marketplace has widened out considerably from 18 months ago. This type of "bond picker's" market historically has been favorable for the fund because of Fidelity's credit research strengths.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: to seek high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

START DATE: September 19, 1985

SIZE: as of June 30, 1999, more than $2.5 billion

MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



CORPORATE BONDS - 75.7%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.2%

HEALTH - 0.4%

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Total Renal Care Holdings,        B1        $ 12,680,000          $ 10,270,800
Inc. 7% 5/15/09 (f)

MEDIA & LEISURE - 0.8%

LODGING & GAMING - 0.4%

Signature Resorts, Inc. 5.75%     Caa1       15,105,000            10,724,550
1/15/07

RESTAURANTS - 0.4%

CKE Restaurants, Inc. 4.25%       B1         12,000,000            9,000,000
3/15/04

TOTAL MEDIA & LEISURE                                              19,724,550

UTILITIES - 0.0%

TELEPHONE SERVICES - 0.0%

GST Telecommunications, Inc.      -          630,000               606,375
0% 12/15/05 (d)(f)

TOTAL CONVERTIBLE BONDS                                            30,601,725

NONCONVERTIBLE BONDS - 74.5%

BASIC INDUSTRIES - 6.8%

CHEMICALS & PLASTICS - 3.8%

Acetex Corp. yankee 9.75%         B1         2,000,000             1,840,000
10/1/03

General Chemical Industrial       B3         5,350,000             5,390,125
Products, Inc. 10.625%
5/1/09 (f)

Huntsman Corp.:

9.5% 7/1/07 (f)                   B2         34,620,000            32,975,550

Huntsman ICI Chemicals LLC        B2         10,040,000            10,127,850
10.125% 7/1/09 (f)

Koppers Industries, Inc.          B2         7,745,000             7,783,725
9.875% 12/1/07

Lyondell Chemical Co.:

9.625% 5/1/07 (f)                 Ba3        4,260,000             4,355,850

9.875% 5/1/07 (f)                 Ba3        14,340,000            14,590,950

10.875% 5/1/09 (f)                B2         9,590,000             9,901,675

Zeneca Specialty Chemicals        B2         9,810,000             9,883,575
PLC 11% 7/1/09 (f)

                                                                   96,849,300

METALS & MINING - 0.5%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         1,860,000             1,873,950

12.75% 2/1/03                     B3         3,710,000             3,774,925



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Metals USA, Inc. 8.625%           B2        $ 7,085,000           $ 6,571,338
2/15/08

                                                                   12,220,213

PACKAGING & CONTAINERS - 0.9%

Gaylord Container Corp.           Caa1       9,910,000             9,340,175
9.375% 6/15/07

Packaging Corp. of America        B3         13,330,000            13,563,275
9.625% 4/1/09 (f)

                                                                   22,903,450

PAPER & FOREST PRODUCTS - 1.6%

APP Finance II Mauritius Ltd.     B3         10,505,000            6,723,200
12% 3/15/04

Container Corp. of America        B2         1,690,000             1,740,700
gtd. 9.75% 4/1/03

Indah Kiat Finance Mauritius
Ltd.:

10% 7/1/07                        Caa1       8,320,000             5,740,800

Indah Kiat International          Caa1       1,700,000             1,292,000
Finance Co. BV 12.5% 6/15/06

Millar Western Forest             B3         11,475,000            11,159,438
Products Ltd. 9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       3,740,000             2,655,400
Ltd. 10.25% 10/1/02

Stone Container Corp.:

10.75% 10/1/02                    B1         6,965,000             7,208,775

12.58% 8/1/16 (g)                 B2         1,150,000             1,242,000

Tjiwi Kimia Finance Mauritius     Caa1       3,110,000             2,208,100
Ltd. 10% 8/1/04

                                                                   39,970,413

TOTAL BASIC INDUSTRIES                                             171,943,376

CONSTRUCTION & REAL ESTATE -
2.0%

BUILDING MATERIALS - 0.5%

International Utility             Caa1       9,200,000             9,223,000
Structures, Inc. 10.75%
2/1/08

Schuff Steel Co. 10.5% 6/1/08     B3         2,850,000             2,565,000

                                                                   11,788,000

CONSTRUCTION - 0.3%

Del Webb Corp. 10.25% 2/15/10     B2         8,100,000             8,019,000

Great Lakes Dredge & Dock         B3         240,000               247,200
Corp. 11.25% 8/15/08

                                                                   8,266,200

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

ENGINEERING - 0.1%

URS Corp. 12.25% 5/1/09 (f)       B2        $ 1,520,000           $ 1,539,000

REAL ESTATE - 0.8%

LNR Property Corp.:

9.375% 3/15/08                    B1         14,395,000            13,603,275

10.5% 1/15/09                     B1         7,040,000             7,040,000

                                                                   20,643,275

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Ocwen Asset Investment Corp.      -          9,880,000             8,595,600
11.5% 7/1/05

TOTAL CONSTRUCTION & REAL                                          50,832,075
ESTATE

DURABLES - 1.4%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Blue Bird Body Co. 10.75%         B2         7,405,000             7,849,300
11/15/06

CONSUMER DURABLES - 0.2%

Corning Consumer Products Co.     B3         5,300,000             4,597,750
9.625% 5/1/08

HOME FURNISHINGS - 0.2%

Omega Cabinets Ltd. 10.5%         B3         5,060,000             5,060,000
6/15/07

TEXTILES & APPAREL - 0.7%

Synthetic Industries, Inc.        B2         11,770,000            11,917,125
9.25% 2/15/07

Worldtex, Inc. 9.625% 12/15/07    B1         6,235,000             5,455,625

                                                                   17,372,750

TOTAL DURABLES                                                     34,879,800

ENERGY - 4.4%

COAL - 0.6%

P&L Coal Holdings Corp.:

8.875% 5/15/08                    Ba3        2,560,000             2,566,400

9.625% 5/15/08                    B2         11,130,000            11,074,350

                                                                   13,640,750

ENERGY SERVICES - 1.0%

Ocean Rig Norway AS 10.25%        B3         4,650,000             3,255,000
6/1/08

R&B Falcon Corp.:

9.5% 12/15/08                     Ba3        8,350,000             7,515,000

12.25% 3/15/06 (f)                Ba3        4,940,000             5,112,900

RBF Finance Co.:

11% 3/15/06 (f)                   Ba3        6,520,000             6,715,600

11.375% 3/15/09 (f)               Ba3        3,120,000             3,229,200

                                                                   25,827,700



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

OIL & GAS - 2.8%

Belden & Blake Corp. 9.875%       Caa1      $ 2,155,000           $ 1,637,800
6/15/07

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3         1,610,000             1,420,825

8.5% 3/15/12                      B3         840,000               676,200

9.125% 4/15/06                    B3         1,440,000             1,288,800

9.625% 5/1/05                     B3         16,046,000            15,003,010

Comstock Resources, Inc.          B2         3,880,000             3,967,300
11.25% 5/1/07 (f)

Flores & Rucks, Inc. 9.75%        B1         2,050,000             2,101,250
10/1/06

Great Lakes Carbon Corp.:

0% 5/15/09 (d)                    Caa1       17,115,000            9,242,100

10.25% 5/15/08 pay-in-kind        B3         10,330,000            10,175,050

Gulf Canada Resources Ltd.:

8.35% 8/1/06                      Ba1        520,000               499,200

8.375% 11/15/05                   Ba1        3,150,000             3,094,875

HS Resources, Inc. 9.25%          B2         530,000               522,050
11/15/06

Kelley Oil & Gas Corp. 14%        B3         3,000,000             3,030,000
4/15/03 (f)

Ocean Energy, Inc.:

8.375% 7/1/08                     B1         1,860,000             1,794,900

8.875% 7/15/07                    B1         1,350,000             1,329,750

10.375% 10/15/05                  B2         1,280,000             1,340,800

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         8,140,000             8,262,100

Series D, 10.25% 3/15/06          B2         2,770,000             2,811,550

Seven Seas Petroleum, Inc.        Caa1       4,210,000             2,147,100
12.5% 5/15/05

                                                                   70,344,660

TOTAL ENERGY                                                       109,813,110

FINANCE - 2.6%

CREDIT & OTHER FINANCE - 2.6%

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       11,420,000            8,736,300

10% 3/15/04                       Caa3       2,364,000             1,820,280

ContiFinancial Corp.:

8.125% 4/1/08                     Caa1       2,110,000             1,603,600

8.375% 8/15/03                    Caa1       4,500,000             3,240,000

Delta Financial Corp. 9.5%        B3         2,090,000             1,797,400
8/1/04

Imperial Credit Capital Trust     B2         4,870,000             3,993,400
I 10.25% 6/14/02

Imperial Credit Industries        B3         17,470,000            14,325,400
9.875% 1/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1       $ 2,720,000           $ 2,284,800

7.6% 8/1/07                       Ba1        5,480,000             4,507,300

7.875% 8/1/03                     Ba1        6,900,000             5,882,250

MFN Financial Corp. 10%           -          10,000,000            9,525,000
3/23/01

PX Escrow Corp. 0% 2/1/06 (d)     B3         3,720,000             2,269,200

WinStar Equipment II Corp.        CCC+       3,370,000             3,504,800
12.5% 3/15/04

                                                                   63,489,730

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP 14% 6/10/02 (f)      -          16,948                16,927

TOTAL FINANCE                                                      63,506,657

HEALTH - 3.1%

DRUGS & PHARMACEUTICALS - 0.3%

Global Health Sciences, Inc.      Caa1       10,080,000            7,585,200
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.4%

Wright Medical Technology,        Caa3       18,650,000            10,257,500
Inc. 11.75% 7/1/00 (g)

MEDICAL FACILITIES MANAGEMENT
- 2.4%

Express Scripts, Inc. 9.625%      Ba2        4,940,000             5,014,100
6/15/09 (f)

Fountain View, Inc. 11.25%        Caa1       7,330,000             5,937,300
4/15/08

Hanger Orthopedic Group, Inc.     B3         2,520,000             2,557,800
11.25% 6/15/09 (f)

Harborside Healthcare Corp.       B3         10,250,000            3,997,500
0% 8/1/08 (d)

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2         4,933,000             3,453,100

9.5% 9/15/07                      B2         2,510,000             1,819,750

Mariner Post-Acute Network,       B3         11,630,000            1,860,800
Inc. 9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1       11,100,000            11,211,000
5/15/05 (f)

Tenet Healthcare Corp.:

7.625% 6/1/08                     Ba1        2,210,000             2,082,925

7.875% 1/15/03                    Ba1        11,140,000            10,972,900



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

8% 1/15/05                        Ba1       $ 1,870,000           $ 1,823,250

8.125% 12/1/08                    Ba3        9,740,000             9,204,300

                                                                   59,934,725

TOTAL HEALTH                                                       77,777,425

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

ELECTRICAL EQUIPMENT - 0.8%

Motors & Gears, Inc. 10.75%       B3         14,810,000            14,884,050
11/15/06

Telex Communications, Inc.        B2         7,490,000             5,692,400
10.5% 5/1/07

                                                                   20,576,450

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Applied Power, Inc. 8.75%         B1         4,380,000             4,248,600
4/1/09

Thermadyne Holdings Corp. 0%      Caa1       11,470,000            5,562,950
6/1/08 (d)

Thermadyne Manufacturing LLC      B3         5,460,000             4,818,450
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         5,790,000             5,529,450
(f)

                                                                   20,159,450

POLLUTION CONTROL - 0.4%

Envirosource, Inc.:

Series B 9.75% 6/15/03            B3         4,900,000             3,013,500

9.75% 6/15/03                     Caa3       9,496,000             5,840,040

                                                                   8,853,540

TOTAL INDUSTRIAL MACHINERY &                                       49,589,440
EQUIPMENT

MEDIA & LEISURE - 17.5%

BROADCASTING - 11.0%

Ascent Entertainment Group,       B3         12,445,000            8,960,400
Inc. 0% 12/15/04 (d)

Benedek Communications Corp.      B3         5,000,000             4,150,000
0% 5/15/06 (d)

Central European Media            Caa1       2,690,000             2,299,950
Enterprises Ltd. 9.375%
8/15/04

Century Communications Corp.:

8.875% 1/15/07                    Ba3        6,270,000             6,246,488

Series B, 0% 1/15/08              Ba3        12,530,000            5,513,200

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(f)                  B2         8,610,000             5,295,150

8.625% 4/1/09 (f)                 B2         10,570,000            10,107,563

CSC Holdings, Inc. 9.875%         B1         4,000,000             4,270,000
5/15/06

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Diamond Cable Communications      B3        $ 7,990,000           $ 6,312,100
PLC 0% 2/15/07 (d)

EchoStar DBS Corp. 9.375%         B2         20,700,000            20,958,750
2/1/09 (f)

Golden Sky DBS, Inc. 0%           Caa1       6,070,000             3,520,600
3/1/07 (d)(f)

International Cabletel, Inc.      B3         31,625,000            27,592,813
0% 2/1/06 (d)

Iridium Operating LLC/Iridium
Capital Corp.:

10.875% 7/15/05                   Caa3       8,830,000             1,766,000

11.25% 7/15/05                    Caa3       10,360,000            2,072,000

LIN Holdings Corp. 0% 3/1/08      B3         7,398,000             4,938,165
(d)

NTL Communications Corp.          B3         14,080,000            15,417,600
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (d)                     B3         32,525,000            21,791,750

10% 2/15/07                       B3         11,300,000            11,582,500

Olympus Communications            B1         10,585,000            11,590,575
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV:

8.75% 6/30/04 (f)(g)              B1         15,235,000            14,168,550

10.125% 11/1/04                   B3         25,420,000            20,081,800

Sinclair Broadcast Group,         B2         1,130,000             1,114,463
Inc. 9% 7/15/07

Telewest PLC 0% 10/1/07 (d)       B1         31,492,000            28,185,340

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (d)           B2         28,065,000            19,926,150

Series D 0% 5/15/06 (d)           B2         5,520,000             3,919,200

United International              B3         23,040,000            15,321,600
Holdings, Inc. 0% 2/15/08 (d)

                                                                   277,102,707

ENTERTAINMENT - 2.0%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         8,180,000             7,689,200

9.5% 2/1/11                       B3         6,680,000             6,262,500

Carmike Cinemas, Inc. 9.375%      B2         940,000               914,150
2/1/09 (f)

Harrahs Operating Co., Inc.       Ba2        10,000,000            9,700,000
7.875% 12/15/05

Hollywood Entertainment Corp.     B3         9,600,000             9,432,000
10.625% 8/15/04



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Premier Parks, Inc.:

0% 4/1/08 (d)                     B3        $ 12,660,000          $ 8,387,250

9.25% 4/1/06                      B3         2,640,000             2,613,600

Town Sports International,        B2         5,620,000             5,367,100
Inc. 9.75% 10/15/04 (f)

                                                                   50,365,800

LEISURE DURABLES & TOYS - 0.4%

Marvel Enterprises, Inc. 12%      -          8,750,000             8,925,000
6/15/09 (f)

LODGING & GAMING - 3.3%

Circus Circus Enterprises,        Ba2        7,110,000             6,256,800
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         4,710,000             4,533,375
9.5% 4/1/09 (f)

Florida Panthers Holdings,        B2         8,750,000             8,246,875
Inc. 9.875% 4/15/09

Horseshoe Gaming LLC:

8.625% 5/15/09 (f)                B2         14,600,000            14,125,500

9.375% 6/15/07                    B2         2,690,000             2,743,800

KSL Recreation Group, Inc.        B3         8,280,000             8,404,200
10.25% 5/1/07

Prime Hospitality Corp.:

9.25% 1/15/06                     Ba2        1,630,000             1,638,150

9.75% 4/1/07                      B1         2,960,000             2,904,500

Signature Resorts, Inc.:

9.25% 5/15/06                     B2         12,280,000            11,788,800

9.75% 10/1/07                     B3         19,080,000            17,172,000

Sun International Hotels          Ba3        5,510,000             5,523,775
Ltd./Sun International North
America, Inc. yankee 9%
3/15/07

                                                                   83,337,775

RESTAURANTS - 0.8%

AFC Enterprises, Inc. 10.25%      B3         9,890,000             9,988,900
5/15/07

CKE Restaurants, Inc. 9.125%      B1         4,250,000             3,995,000
5/1/09

NE Restaurant, Inc. 10.75%        B3         6,390,000             5,846,850
7/15/08

                                                                   19,830,750

TOTAL MEDIA & LEISURE                                              439,562,032

NONDURABLES - 0.7%

FOODS - 0.3%

International Home Foods,         B2         7,150,000             7,543,250
Inc. 10.375% 11/1/06

HOUSEHOLD PRODUCTS - 0.4%

AKI Holding Corp. 0% 7/1/09       Caa1       9,120,000             3,465,600
(d)

AKI, Inc. 10.5% 7/1/08            B2         6,960,000             6,716,400

                                                                   10,182,000

TOTAL NONDURABLES                                                  17,725,250

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - 2.3%

APPAREL STORES - 1.1%

Mothers Work, Inc. 12.625%        B3        $ 7,440,000           $ 7,737,600
8/1/05

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1         18,870,000            13,963,800

9% 7/15/07                        B3         9,850,000             6,107,000

                                                                   27,808,400

GROCERY STORES - 0.8%

Fleming Companies, Inc.:

Series B, 10.625% 7/31/07         B3         910,000               846,300

10.5% 12/1/04                     B3         5,830,000             5,480,200

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07                   Caa1       12,115,000            4,361,400

12% 3/1/06                        B3         2,590,000             2,110,850

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3         4,590,000             4,268,700

9.5% 8/1/03                       B3         2,860,000             2,659,800

                                                                   19,727,250

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

Guitar Center, Inc. 11% 7/1/06    B1         5,177,000             5,254,655

TM Group Holdings PLC 11%         B3         6,140,000             6,216,750
5/15/08

                                                                   11,471,405

TOTAL RETAIL & WHOLESALE                                           59,007,055

SERVICES - 3.6%

LEASING & RENTAL - 0.6%

Anthony Crane Rentals             B3         6,370,000             6,115,200
LP/Anthony Credit Capital
Corp. 10.375% 8/1/08

Rent-A-Center, Inc. 11%           B2         8,680,000             8,723,400
8/15/08

                                                                   14,838,600

PRINTING - 1.7%

Big Flower Press Holdings,        B2         13,900,000            13,066,000
Inc. 8.875% 7/1/07

Sullivan Graphics, Inc.           Caa1       21,340,000            22,193,600
12.75% 8/1/05

World Color Press, Inc. 7.75%     B1         8,060,000             7,495,800
2/15/09

                                                                   42,755,400

SERVICES - 1.3%

AP Holdings, Inc. 0% 3/15/08      Caa2       2,470,000             1,284,400
(d)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Apcoa, Inc. 9.25% 3/15/08         Caa1      $ 13,590,000          $ 12,231,000

Medaphis Corp. 9.5% 2/15/05       Caa1       13,713,000            10,147,620

SITEL Corp. 9.25% 3/15/06         B3         2,630,000             2,228,925

Spin Cycle, Inc. 0% 5/1/05 (d)    -          25,335,000            7,347,150

                                                                   33,239,095

TOTAL SERVICES                                                     90,833,095

TECHNOLOGY - 3.3%

COMMUNICATIONS EQUIPMENT - 0.3%

Jordan Telecommunication
Products, Inc.:

0% 8/1/07 (d)                     B3         3,810,000             3,238,500

9.875% 8/1/07                     B3         2,990,000             2,930,200

                                                                   6,168,700

COMPUTER SERVICES & SOFTWARE
- 0.5%

Concentric Network Corp.          -          12,760,000            13,334,200
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3         7,220,000             361,000
8/1/07 (c)

DecisionOne Holdings Corp. 0%     Caa1       2,005,000             10,025
8/1/08 unit (c)(d)

                                                                   13,705,225

ELECTRONIC INSTRUMENTS - 0.8%

Telecommunications Techniques     B3         19,995,000            19,395,150
Co. LLC 9.75% 5/15/08

ELECTRONICS - 1.7%

Communications Instruments,       B3         4,460,000             4,014,000
Inc. 10% 9/15/04

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         1,640,000             1,594,900

10.375% 10/1/07 (f)               B3         12,700,000            12,509,500

Hadco Corp. 9.5% 6/15/08          B2         14,645,000            14,278,875

Insilco Corp. 12% 8/15/07         B3         7,380,000             7,306,200

Micron Technology, Inc. 6.5%      B3         5,000,000             3,950,000
9/30/05 (h)

                                                                   43,653,475

TOTAL TECHNOLOGY                                                   82,922,550

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.4%

Kitty Hawk, Inc. 9.95%            B1         10,959,000            10,876,808
11/15/04

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

SHIPPING - 0.2%

Holt Group, Inc. 9.75%            Caa1      $ 5,240,000           $ 3,563,200
1/15/06 (f)

TOTAL TRANSPORTATION                                               14,440,008

UTILITIES - 24.2%

CELLULAR - 10.7%

Cellnet Data Systems, Inc. 0%     -          69,670,000            30,654,800
10/1/07 (d)

Dial Call Communications,         B2         4,080,000             4,161,600
Inc. 10.25% 12/15/05

McCaw International Ltd. 0%       Caa1       44,305,000            26,804,525
4/15/07 (d)

Metrocall, Inc.:

10.375% 10/1/07                   B3         5,670,000             4,394,250

11% 9/15/08 (f)                   B3         3,410,000             2,693,900

Millicom International            Caa1       79,940,000            58,356,194
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.:

0% 9/15/07 (d)                    B2         950,000               688,750

0% 10/31/07 (d)                   B2         6,990,000             4,910,475

0% 2/15/08 (d)                    B2         36,980,000            25,516,200

Nextel International, Inc. 0%     Caa1       18,900,000            9,544,500
4/15/08 (d)

Orbital Imaging Corp.:

11.625% 3/1/05                    -          9,075,000             8,349,000

11.625% 3/1/05 (f)                -          3,680,000             3,348,800

Orion Network Systems, Inc.:

0% 1/15/07 (d)                    B2         28,870,000            15,734,150

11.25% 1/15/07                    B2         4,995,000             4,395,600

PageMart Nationwide, Inc. 0%      B3         12,820,000            11,473,900
2/1/05 (d)

PageMart Wireless, Inc. 0%        Caa2       34,440,000            14,292,600
2/1/08 (d)

Rogers Communications, Inc.       B2         18,780,000            18,967,800
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -          14,000,000            7,910,000
4/15/09 (d)(f)

Telesystem International
Wireless, Inc.:

0% 6/30/07 (d)                    Caa1       17,940,000            9,149,400

0% 11/1/07 (d)                    Caa1       17,800,000            7,832,000

                                                                   269,178,444

TELEPHONE SERVICES - 13.5%

Alestra S. de R.L. de CV          B2         5,670,000             5,471,550
12.625% 5/15/09 (f)

Allegiance Telecom, Inc. 0%       -          4,770,000             2,981,250
2/15/08 (d)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

Call-Net Enterprises, Inc.        B2        $ 9,710,000           $ 9,297,325
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         14,660,000            8,026,350

12.5% 2/15/09                     B3         8,090,000             7,786,625

GCI, Inc. 9.75% 8/1/07            B2         4,420,000             4,364,750

GST Network Funding, Inc. 0%      -          14,980,000            8,538,600
5/1/08 (d)(f)

GST Equipment Funding, Inc.       -          4,870,000             5,198,725
13.25% 5/1/07

GST Telecommunications, Inc.      -          18,870,000            20,473,950
12.75% 11/15/07

Hermes Europe Railtel BV          B3         7,350,000             7,478,625
10.375% 1/15/09

ICG Holdings, Inc. 0% 9/15/05     -          10,490,000            9,100,075
(d)

ICG Services, Inc.:

0% 2/15/08 (d)                    -          38,590,000            21,513,925

0% 5/1/08 (d)                     -          3,030,000             1,636,200

Intermedia Communications,        B3         14,530,000            8,282,100
Inc. 0% 3/1/09 (d)

IXC Communications, Inc. 9%       B3         15,335,000            14,568,250
4/15/08

KMC Telecom Holdings, Inc.:

0% 2/15/08 (d)                    Caa2       19,400,000            10,330,500

13.5% 5/15/09 (f)                 Caa2       7,200,000             7,218,000

Logix Communications              -          10,910,000            9,655,350
Enterprises, Inc. 12.25%
6/15/08

Metromedia Fiber Network,         B2         11,310,000            11,649,300
Inc. 10% 11/15/08

NEXTLINK Communications, Inc.:

0% 6/1/09 (d)                     B3         14,570,000            8,578,088

10.75% 6/1/09                     B3         7,810,000             8,024,775

Ono Finance PLC 13% 5/1/09        -          5,140,000             5,294,200
unit (f)

Optel Communications Corp.        -          12,900,000            12,083,688
15% 12/29/04 (h)

Pathnet, Inc. 12.25% 4/15/08      -          12,390,000            6,814,500

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         17,735,000            9,443,888

12.75% 4/15/09 (f)                B3         7,480,000             6,993,800

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       20,510,000            12,100,900

11.5% 12/1/07                     Caa1       10,425,000            10,268,625

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       7,050,000             6,168,750

0% 10/15/05 (d)                   Caa1       30,160,000            41,620,800

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.
- continued

0% 3/15/08 (d)                    CCC       $ 18,755,000          $ 16,410,625

10% 3/15/08                       CCC        14,750,000            12,980,000

15% 3/1/07                        CCC        2,240,000             2,576,000

WinStar Equipment Corp. 12.5%     B3         6,655,000             6,921,200
3/15/04

                                                                   339,851,289

TOTAL UTILITIES                                                    609,029,733

TOTAL NONCONVERTIBLE BONDS                                         1,871,861,606

TOTAL CORPORATE BONDS                                              1,902,463,331
(Cost $2,035,747,341)




ASSET-BACKED SECURITIES - 0.2%



Airplanes Pass Through Trust      Ba2        4,610,000                         4,356,450
10.875% 3/15/19 (Cost
$5,138,363)

COMMERCIAL MORTGAGE
SECURITIES - 0.9%



Commercial Mortgage               BB+        4,500,000                         2,723,203
Acceptance Corp. pass
through certificates Series
1998-C2 Class F, 5.44%
5/15/13 (f)(g)

Commercial Mortgage Asset         Ba1        4,750,000                         3,062,266
Trust pass through
certificates Series 1999-C1
Class F, 6.25% 11/17/13 (f)

LB Multifamily Mortgage Trust     Caa1       2,714,587                         1,900,211
Series 1991 4 Class A1,
6.973% 4/25/21 (g)

Meritor Mortgage Security         -          1,350,000                         162,000
Corp. Series 1987 1 Class B,
9.4% 2/1/00 (f)

Mortgage Capital Funding,         Ba1        4,500,000                         3,682,969
Inc. Series 1998-MC3 Class
F, 0% 11/18/31 (f)(g)

Nationslink Funding Corp.         BB         4,500,000                         3,369,375
Commercial Mortgage pass
through certificates Series
1998-2 Class F, 7.105%
8/20/30

Nomura Depositor Trust Series     -          4,000,000                         3,562,500
1998-ST1A Class B1A, 7.7375%
1/15/03 (f)(g)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                  VALUE (NOTE 1)

Structured Asset Securities
Corp.:

Series 1994 - C1 Class F,         B         $ 2,600,000                       $ 1,996,313
6.87% 8/25/26

Series 1995-C1 Class F,           -          2,000,000                         1,550,625
7.375% 9/25/24 (f)

TOTAL COMMERCIAL MORTGAGE                                                      22,009,462
SECURITIES
(Cost $22,167,690)


COMMON STOCKS - 5.5%

                                SHARES

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Sterling Chemicals Holdings,     340                       5,100
Inc. warrants 8/15/08 (a)

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.1%

International Utility            2,500                     2,425,000
Structures, Inc. unit

REAL ESTATE - 0.2%

LNR Property Corp.               312,100                   6,671,138

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Ocwen Asset Investment Corp.     368,000                   1,656,000

TOTAL CONSTRUCTION & REAL                                  10,752,138
ESTATE

DURABLES - 0.3%

TEXTILES & APPAREL - 0.3%

Arena Brands Holdings Corp.      48,889                    1,222,225
Class B (a)

Polymer Group, Inc. (a)          450,600                   5,294,550

                                                           6,516,775

ENERGY - 1.2%

ENERGY SERVICES - 0.6%

R&B Falcon Corp. unit (a)(f)     13,988                    14,267,760

OIL & GAS - 0.6%

Chesapeake Energy Corp.          277,800                   816,038

Plains Resources, Inc. (a)       775,400                   14,732,600

                                                           15,548,638

TOTAL ENERGY                                               29,816,398

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.0%

Olympic Financial Ltd.           498                       498
warrants 3/15/07 (a)

SAVINGS & LOANS - 0.3%

Golden State Bancorp, Inc.       300,000                   6,600,000

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP (f)                 3,000                     270,000

TOTAL FINANCE                                              6,870,498

COMMON STOCKS - CONTINUED

                                SHARES                    VALUE (NOTE 1)

HEALTH - 0.0%

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Wright Medical Technology,       3,212                    $ 32
Inc. warrants 6/30/03 (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

POLLUTION CONTROL - 0.7%

Allied Waste Industries, Inc.    900,000                   17,775,000
(a)

MEDIA & LEISURE - 0.9%

BROADCASTING - 0.0%

Benedek Communications Corp.     57,600                    115,200
warrants 7/1/07 (a)

CS Wireless Systems, Inc.        1,024                     10
(a)(f)

NTL, Inc. warrants 12/31/08      23,146                    1,157,300
(a)

Teletrac Holdings, Inc.          3,940                     1,970
warrants 8/1/07 (a)

UIH Australia/Pacific, Inc.      26,805                    53,610
warrants 5/15/06 (a)

                                                           1,328,090

ENTERTAINMENT - 0.0%

Alliance Gaming Corp. (a)(h)     2,028                     6,084

LODGING & GAMING - 0.9%

Motels of America, Inc. (a)      3,000                     57,000

Sunterra Corp. (a)               1,541,400                 21,483,263

                                                           21,540,263

TOTAL MEDIA & LEISURE                                      22,874,437

NONDURABLES - 0.0%

TOBACCO - 0.0%

North Atlantic Trading, Inc.     210                       2
warrants 6/15/07 (a)

RETAIL & WHOLESALE - 0.2%

APPAREL STORES - 0.2%

Mothers Work, Inc. (a)(e)        299,100                   3,888,300

Mothers Work, Inc. (a)(h)        2,952                     38,376

                                                           3,926,676

SERVICES - 0.0%

Spin Cycle, Inc. warrants        25,335                    253
5/1/05 (a)(f)

TECHNOLOGY - 0.0%

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. Class A (a)          7,167                     36,283

ELECTRONICS - 0.0%

Insilco Corp. warrants           7,380                     74
8/15/07 (a)

TOTAL TECHNOLOGY                                           36,357

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.1%

Kitty Hawk, Inc. (a)             349,400                   2,751,525



                                SHARES                    VALUE (NOTE 1)

UTILITIES - 1.4%

CELLULAR - 0.4%

Cellnet Data Systems, Inc.       18,000                   $ 72,000
warrants 10/1/07 (a)(f)

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio       45,930                    241,133
 .47) (a)

warrants 1/15/07 (CV ratio       5,585                     40,491
 .6) (a)

McCaw International Ltd.         42,305                    105,763
warrants 4/15/07 (a)(f)

Microcell Telecommunications,    47,716                    375,151
Inc.  Class B (a)

Orbital Imaging Corp.            4,815                     144,450
warrants 3/1/05 (a)(f)

PageMart Wireless, Inc. Class    1,241,700                 9,390,356
A (a)

                                                           10,369,344

TELEPHONE SERVICES - 1.0%

GST Telecommunications, Inc.     441,300                   5,736,900
(a)

Intermedia Communications,       150,000                   4,500,000
Inc. (a)

KMC Telecom Holdings, Inc.       12,650                    31,625
warrants 4/15/08 (a)(f)

Optel Communications Corp.       2,559,515                 25,595
warrants 12/29/04 (a)(h)

Pathnet, Inc. warrants           12,390                    123,900
4/15/08 (a)(f)

Rhythms NetConnections, Inc.     89,560                    15,058,618
warrants 5/15/08 (a)(f)

                                                           25,476,638

TOTAL UTILITIES                                            35,845,982

TOTAL COMMON STOCKS                                        137,171,173
(Cost $128,024,815)

PREFERRED STOCKS - 13.8%



CONVERTIBLE PREFERRED STOCKS
- 0.1%

ENERGY - 0.1%

OIL & GAS - 0.1%

Chesapeake Energy Corp.:

$3.50 (f)                        63,700                    1,656,200

$3.50                            42,500                    1,105,000

                                                           2,761,200

NONCONVERTIBLE PREFERRED
STOCKS - 13.7%

BASIC INDUSTRIES - 0.1%

PACKAGING & CONTAINERS - 0.1%

Packaging Corp. of America       20,210                    2,079,730
$12.375 pay-in-kind (f)

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.0%

International Utility            334                       317,300
Structures, Inc. 13%
pay-in-kind (f)

PREFERRED STOCKS - CONTINUED

                                SHARES                    VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Swerdlow Real Estate Group,
Inc.:

Class A (h)                      79,800                   $ 11,132

Class B (h)                      19,817                    2,760

junior (h)                       19,817                    2,760

mezzanine (h)                    79,800                    78,520

senior (h)                       79,800                    7,618,828

                                                           7,714,000

TOTAL CONSTRUCTION & REAL                                  8,031,300
ESTATE

FINANCE - 0.4%

INSURANCE - 0.4%

American Annuity Group           8,910                     8,845,135
Capital Trust II 8.875%

HEALTH - 0.7%

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Fresenius Medical Care           15,424                    14,600,744
Capital Trust II 7.875%

Harborside Healthcare Corp.      4,420                     1,989,000
13.50% pay-in-kind

                                                           16,589,744

MEDIA & LEISURE - 3.0%

BROADCASTING - 3.0%

Citadel Broadcasting Co.         74,736                    8,669,376
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind              331,316                   36,279,102

Series H, 11.75% pay-in-kind     206,162                   22,523,199

Granite Broadcasting Corp.       9,309                     9,122,820
12.75% pay-in-kind

                                                           76,594,497

NONDURABLES - 0.2%

TOBACCO - 0.2%

North Atlantic Trading, Inc.     265,760                   5,780,280
12% pay-in-kind

TECHNOLOGY - 0.8%

COMPUTER SERVICES & SOFTWARE
- 0.8%

Concentric Network Corp.         21,227                    20,165,650
13.5% pay-in-kind

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. 8% non-cumulative    480                       748,800
(a)

TOTAL TECHNOLOGY                                           20,914,450



                                SHARES                    VALUE (NOTE 1)

UTILITIES - 8.2%

CELLULAR - 3.2%

Nextel Communications, Inc.:

11.125% pay-in-kind              45,065                   $ 45,290,325

Series D, 13% pay-in-kind        32,979                    34,792,845

                                                           80,083,170

TELEPHONE SERVICES - 5.0%

e.spire Communications, Inc.:

$127.50 pay-in-kind              16,945                    6,015,475

14.75% pay-in-kind               3,915                     1,683,450

ICG Holdings, Inc. 14.25%        23,376                    23,259,120
pay-in-kind

Intermedia Communications,       27,468                    26,987,310
Inc. 13.5% pay-in-kind

IXC Communications, Inc.         13,125                    12,600,000
12.5% pay-in-kind

NEXTLINK Communications, Inc.    980,799                   49,530,350
14% pay-in-kind

WinStar Communications, Inc.     7,810                     6,287,050
14.25%

                                                           126,362,755

TOTAL UTILITIES                                            206,445,925

TOTAL NONCONVERTIBLE                                       345,281,061
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                     348,042,261
(Cost $371,145,887)


PURCHASED BANK DEBT - 1.3%

MOODY'S RATINGS (UNAUDITED) (B)           PRINCIPAL AMOUNT

Huntsman ICI Chemicals LLC
sr. secured:

term B loan 8.3125% 6/30/07       -       $ 4,500,000                     4,494,375
(g)

term C loan 8.5625% 6/30/08       -        4,500,000                      4,494,375
(g)

Lyondell Chemical Co. sr.         -        16,000,000                     16,080,000
secured Tranche E term loan
8.875% 5/17/06 (g)

Oxford Health Plans, Inc. sr.     B3       7,000,000                      7,035,000
secured term loan 9.335%
5/13/03 (g)

TOTAL PURCHASED BANK DEBT                                                 32,103,750
(Cost $32,018,750)


CASH EQUIVALENTS - 2.6%

                           MATURITY AMOUNT

Investments in repurchase  $ 65,779,843                       65,771,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99
(Cost $65,771,000)

TOTAL INVESTMENT IN                                         $ 2,511,917,427
SECURITIES - 100%
(Cost $2,660,013,846)

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE            PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Hat Brands, Inc.     $ -            $ 340,000   $ -              $ -

Mothers Work, Inc.     -              347,350     -                3,888,300

TOTALS               $ -            $ 687,350   $ -              $ 3,888,300

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $359,917,762 or 14.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

         >

                              ACQUISITION         ACQUISITION
SECURITY                      DATE                COST

Alliance Gaming Corp.         7/28/98             $ 0

Micron Technology, Inc. 6.5%  3/3/99              $ 3,869,500
9/30/05

Mothers Work, Inc.            6/18/98             $ 26,172

Optel Communications Corp.    12/31/97            $ 759,408
warrants 12/29/04

Optel Communications Corp.    12/31/97 - 1/12/99  $ 12,140,640
15% 12/29/04

Swerdlow Real Estate Group,   1/15/99             $ 11,132
Inc. Class A

Swerdlow Real Estate Group,   1/15/99             $ 2,760
Inc. Class B

Swerdlow Real Estate Group,   1/15/99             $ 2,760
Inc. junior

Swerdlow Real Estate Group,   1/15/99             $ 78,520
Inc. mezzanine

Swerdlow Real Estate Group,   1/15/99             $ 7,618,828
Inc. senior


OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,202,813,190 and $1,220,184,530, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $685 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $22,684,750. The weighted average interest rate was 4.87%. Interest expense includes $12,264 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $29,137,500. The weighted average interest rate was 5.08%. Interest expense includes $8,221 paid under the bank borrowing program.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

Aaa, Aa, A    0.0%      AAA, AA, A    0.0%

Baa           0.0%      BBB           0.0%

Ba            5.4%      BB            7.6%

B             45.8%     B             48.2%

Caa           15.9%     CCC           9.8%

Ca, C         0.0%      CC, C         0.2%

                        D             0.1%

The percentage not rated by Moody's or S&P amounted to 9.3%. FMR has determined that unrated debt securities that are lower quality account for 9.3% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America     89.0%

Canada                        4.0

Luxembourg                    2.3

United Kingdom                1.7

Mexico                        1.6

Others (individually less     1.4
than 1%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,661,537,264. Net unrealized depreciation aggregated $149,619,837, of which $79,391,590 related to appreciated investment securities and $229,011,427 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,511,917,427
value (including repurchase
agreements of $65,771,000)
(cost $2,660,013,846) -  See
accompanying schedule

Cash                                          856,315

Receivable for investments                    8,019,676
sold

Receivable for fund shares                    7,514,021
sold

Dividends receivable                          4,347,155

Interest receivable                           38,239,574

Other receivables                             396,679

 TOTAL ASSETS                                 2,571,290,847

LIABILITIES

Payable for investments        $ 25,570,338
purchased

Payable for fund shares         1,041,323
redeemed

Accrued management fee          1,209,970

Distribution fees payable       15,185

Other payables and  accrued     241,460
expenses

 TOTAL LIABILITIES                            28,078,276

NET ASSETS                                   $ 2,543,212,571

Net Assets consist of:

Paid in capital                              $ 2,613,635,447

Undistributed net investment                  122,571,356
income

Accumulated undistributed net                 (44,897,883)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (148,096,349)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 2,543,212,571

INITIAL CLASS: NET ASSET                      $11.28
VALUE, offering price   and
redemption price per share
 ($2,349,796,862 (divided
by)    208,234,080 shares)

SERVICE CLASS: NET ASSET                      $11.26
VALUE, offering price   and
redemption price per share
 ($193,415,709 (divided by)
 17,179,888 shares)

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JUNE 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                               $ 19,214,021
Dividends

Interest                                         112,825,651

 TOTAL INCOME                                    132,039,672

EXPENSES

Management fee                   $ 7,470,818

Transfer agent fees               854,606

Distribution fees - Service       79,801
Class

Accounting fees and expenses      406,075

Non-interested trustees'          3,999
compensation

Custodian fees and expenses       36,113

Registration fees                 9,543

Audit                             12,986

Interest                          20,485

Miscellaneous                     3,301

 Total expenses before            8,897,727
reductions

 Expense reductions               (26,676)       8,871,051

NET INVESTMENT INCOME                            123,168,621

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (41,131,566)
(including realized loss of
$478,294  on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    936            (41,130,630)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            114,458,276

 Assets and liabilities in        70             114,458,346
foreign currencies

NET GAIN (LOSS)                                  73,327,716

NET INCREASE (DECREASE) IN                      $ 196,496,337
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                               $ 19,572
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                              7,104

                                                $ 26,676

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 123,168,621              $ 230,104,995
income

 Net realized gain (loss)       (41,130,630)               6,911,145

 Change in net unrealized       114,458,346                (342,139,590)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     196,496,337                (105,123,450)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (230,986,253)              (174,513,221)
From net investment income

 From net realized gain         (6,657,693)                (109,261,101)

 In excess of net realized      (1,977,307)                -
gain

 TOTAL DISTRIBUTIONS            (239,621,253)              (283,774,322)

Share transactions - net        107,796,135                535,004,180
increase (decrease)

  TOTAL INCREASE (DECREASE)     64,671,219                 146,106,408
IN NET ASSETS

NET ASSETS

 Beginning of period            2,478,541,352              2,332,434,944

 End of period (including      $ 2,543,212,571            $ 2,478,541,352
undistributed net investment
income of $122,571,356 and
$228,599,042, respectively)



OTHER INFORMATION:

                              SIX MONTHS ENDED JUNE 30,                  YEAR ENDED DECEMBER 31, 1998
                              1999 (UNAUDITED)

                              SHARES                     DOLLARS         SHARES                        DOLLARS

Share transactions Initial     57,354,894                $ 644,024,273    105,294,967                  $ 1,274,568,026
Class  Sold

  Reinvested                   20,936,841                 226,536,621     22,841,432                    282,776,922

  Redeemed                     (73,710,924)               (828,294,214)   (96,026,533)                  (1,157,142,331)

  Net increase (decrease)      4,580,811                 $ 42,266,680     32,109,866                   $ 400,202,617

 Service Class   Sold          6,502,761                 $ 72,659,761     11,710,091                   $ 142,335,404

  Reinvested                   1,211,540                  13,084,632      80,565                        997,399

  Redeemed                     (1,788,090)                (20,214,938)    (752,013)                     (8,531,240)

  Net increase (decrease)      5,926,211                 $ 65,529,455     11,038,643                   $ 134,801,563

Distributions

 From net investment income                              $ 218,373,139                                 $ 173,899,848
Initial Class

  Service Class                                           12,613,114                                    613,373

  Total                                                  $ 230,986,253                                 $ 174,513,221

 From net realized gain                                  $ 6,294,147                                   $ 108,877,075
Initial Class

  Service Class                                           363,546                                       384,026

  Total                                                  $ 6,657,693                                   $ 109,261,101

 In excess of net realized                               $ 1,869,335                                   $ -
gain  Initial Class

  Service Class                                           107,972                                       -

  Total                                                  $ 1,977,307                                   $ -

                                                         $ 239,621,253                                 $ 283,774,322


FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 11.530                        $ 13.580            $ 12.520     $ 12.050     $ 10.750
period

Income from Investment
Operations

Net investment income             .538 D                          1.111 D             1.124 D      .927         .856

Net realized and unrealized       .322                            (1.591)             .936         .643         1.224
gain (loss)

Total from investment             .860                            (.480)              2.060        1.570        2.080
operations

Less Distributions

From net investment income        (1.070)                         (.970) F            (.890)       (.920)       (.780)

From net realized gain            (.030)                          (.600) F            (.110)       (.180)       -

In excess of net realized gain    (.010)                          -                   -            -            -

Total distributions               (1.110)                         (1.570)             (1.000)      (1.100)      (.780)

Net asset value, end of period   $ 11.280                        $ 11.530            $ 13.580     $ 12.520     $ 12.050

TOTAL RETURN B, C                 7.87%                           (4.33)%             17.67%       14.03%       20.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,349,797                     $ 2,348,954         $ 2,329,516  $ 1,588,822  $ 1,040,000
(000 omitted)

Ratio of expenses to average      .69% A                          .70%                .71%         .71%         .71%
net assets

Ratio of net investment           9.66% A                         9.14%               8.88%        9.09%        9.32%
income to average net assets

Portfolio turnover rate           98% A                           92%                 118%         123%         132%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 11.990
period

Income from Investment
Operations

Net investment income             .770

Net realized and unrealized       (.910)
gain (loss)

Total from investment             (.140)
operations

Less Distributions

From net investment income        (.730)

From net realized gain            (.370)

In excess of net realized gain    -

Total distributions               (1.100)

Net asset value, end of period   $ 10.750

TOTAL RETURN B, C                 (1.64)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 569,417
(000 omitted)

Ratio of expenses to average      .71%
net assets

Ratio of net investment           8.75%
income to average net assets

Portfolio turnover rate           122%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 11.520                        $ 13.570                  $ 13.380
period

Income from Investment
Operations

Net investment income D           .527                            1.082                     .203

Net realized and unrealized       .323                            (1.562)                   (.013)
gain (loss)

Total from investment             .850                            (.480)                    .190
operations

Less Distributions

From net investment income        (1.070)                         (.970) F                  -

From net realized gain            (.030)                          (.600) F                  -

In excess of net realized gain    (.010)                          -                         -

Total distributions               (1.110)                         (1.570)                   -

Net asset value, end of period   $ 11.260                        $ 11.520                  $ 13.570

TOTAL RETURN B, C                 7.79%                           (4.34)%                   1.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 193,416                       $ 129,587                 $ 2,919
(000 omitted)

Ratio of expenses to average      .80% A                          .82%                      .81% A
net assets

Ratio of expenses to average      .79% A, G                       .82%                      .80% A, G
net assets after expense
reductions

Ratio of net investment           9.55% A                         9.51%                     10.75% A
income to average net assets

Portfolio turnover rate           98% A                           92%                       118%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997(COMMENCEMENT OF SALE OF
SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

VIP II: ASSET MANAGER -        10.81%       14.30%        12.87%
"INITIAL CLASS"

Fidelity Composite             13.43%       16.32%        n/a

 S&P 500                       22.76%       27.87%        17.95%

 LB Aggregate Bond             3.15%        7.83%         8.19%

 LB 3 Month T-Bill             4.89%        5.42%         n/a

Variable Annuity Flexible      10.46%       16.25%        n/a
Portfolio Funds Average

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.

You can also compare the fund's returns to the variable annuity flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 92 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II ASSET MANAGER        50 S&P/40 LBAGG/10 LB 3MO
S&P 500                     LB AGGREGATE BOND
             00156                       F0001
SP001                       LB001
  1989/09/30      10000.00                    10000.00
   10000.00                    10000.00
  1989/10/31      10020.02                    10057.70
    9768.00                    10246.00
  1989/11/30      10060.06                    10178.69
    9967.27                    10343.34
  1989/12/31      10091.09                    10277.43
   10206.48                    10371.26
  1990/01/31       9868.42                    10029.64
    9521.63                    10247.85
  1990/02/28       9969.64                    10094.03
    9644.46                    10280.64
  1990/03/31      10050.61                    10193.35
    9900.03                    10287.84
  1990/04/30       9919.03                    10098.66
    9652.53                    10193.19
  1990/05/31      10425.10                    10529.97
   10593.65                    10494.91
  1990/06/30      10506.07                    10595.89
   10521.62                    10663.87
  1990/07/31      10485.83                    10662.11
   10487.95                    10811.04
  1990/08/31      10141.70                    10332.65
    9539.84                    10666.17
  1990/09/30       9929.15                    10241.83
    9075.25                    10754.70
  1990/10/31       9979.76                    10314.96
    9036.22                    10891.28
  1990/11/30      10465.59                    10624.61
    9619.96                    11125.44
  1990/12/31      10769.23                    10802.47
    9888.36                    11299.00
  1991/01/31      11284.56                    11009.44
   10319.49                    11439.11
  1991/02/28      11726.26                    11285.45
   11057.34                    11536.34
  1991/03/31      11915.56                    11410.72
   11324.93                    11615.94
  1991/04/30      12094.35                    11486.94
   11352.11                    11741.39
  1991/05/31      12367.79                    11669.35
   11842.52                    11809.49
  1991/06/30      12146.94                    11518.12
   11300.13                    11803.59
  1991/07/31      12451.92                    11749.63
   11826.72                    11967.66
  1991/08/31      12704.33                    11959.83
   12107.01                    12226.16
  1991/09/30      12777.94                    12018.08
   11904.82                    12474.35
  1991/10/31      12862.08                    12126.84
   12064.35                    12612.82
  1991/11/30      12651.74                    12046.56
   11578.15                    12728.85
  1991/12/31      13198.62                    12642.99
   12902.69                    13106.90
  1992/01/31      13366.89                    12504.31
   12662.70                    12928.65
  1992/02/29      13626.47                    12583.84
   12827.32                    13012.68
  1992/03/31      13593.27                    12492.10
   12577.19                    12939.81
  1992/04/30      13792.52                    12648.75
   12946.96                    13032.98
  1992/05/31      13936.42                    12772.62
   13010.40                    13279.30
  1992/06/30      13925.35                    12778.88
   12816.54                    13462.56
  1992/07/31      14157.81                    13127.82
   13340.74                    13737.19
  1992/08/31      14113.53                    13077.17
   13067.25                    13875.94
  1992/09/30      14202.09                    13224.45
   13221.45                    14041.06
  1992/10/31      14224.22                    13162.82
   13267.72                    13854.32
  1992/11/30      14534.17                    13329.99
   13720.15                    13857.09
  1992/12/31      14744.49                    13487.52
   13888.91                    14077.42
  1993/01/31      15010.15                    13656.87
   14005.57                    14347.70
  1993/02/28      15150.92                    13847.00
   14196.05                    14598.79
  1993/03/31      15579.83                    13989.68
   14495.59                    14660.10
  1993/04/30      15672.57                    13904.65
   14144.79                    14762.72
  1993/05/31      15939.19                    14053.79
   14523.87                    14781.91
  1993/06/30      16066.70                    14203.33
   14565.99                    15049.47
  1993/07/31      16263.77                    14221.73
   14507.73                    15135.25
  1993/08/31      16739.04                    14571.76
   15057.57                    15400.11
  1993/09/30      16750.64                    14557.48
   14941.63                    15441.70
  1993/10/31      17202.73                    14707.13
   15250.92                    15498.83
  1993/11/30      17179.54                    14594.03
   15106.04                    15367.09
  1993/12/31      17875.07                    14696.31
   15288.82                    15450.07
  1994/01/31      18443.09                    14985.71
   15808.64                    15658.65
  1994/02/28      17857.33                    14699.72
   15380.23                    15386.19
  1994/03/31      17017.99                    14320.11
   14709.65                    15006.15
  1994/04/30      17030.15                    14356.11
   14897.93                    14886.10
  1994/05/31      17176.13                    14452.82
   15142.26                    14884.61
  1994/06/30      16847.69                    14310.02
   14771.27                    14851.86
  1994/07/31      17139.63                    14613.05
   15255.77                    15147.42
  1994/08/31      17541.06                    14864.31
   15881.26                    15165.59
  1994/09/30      17334.15                    14646.64
   15492.17                    14942.66
  1994/10/31      17419.36                    14787.36
   15840.74                    14929.21
  1994/11/30      17163.73                    14571.08
   15263.82                    14896.37
  1994/12/31      16786.37                    14708.25
   15490.18                    14999.15
  1995/01/31      16676.82                    14984.44
   15891.84                    15296.13
  1995/02/28      16946.97                    15360.16
   16511.15                    15660.18
  1995/03/31      17170.77                    15595.91
   16998.39                    15755.71
  1995/04/30      17444.31                    15876.83
   17498.99                    15976.29
  1995/05/31      17668.12                    16403.71
   18198.43                    16594.57
  1995/06/30      17817.32                    16624.93
   18621.18                    16715.71
  1995/07/31      18451.43                    16836.80
   19238.66                    16678.94
  1995/08/31      18675.24                    16948.46
   19286.95                    16880.75
  1995/09/30      18911.47                    17314.75
   20100.85                    17044.50
  1995/10/31      18662.80                    17413.45
   20029.09                    17266.07
  1995/11/30      19147.71                    17842.83
   20908.37                    17525.07
  1995/12/31      19632.62                    18102.59
   21311.07                    17770.42
  1996/01/31      20055.36                    18411.16
   22036.50                    17887.70
  1996/02/29      20001.35                    18343.08
   22240.77                    17576.46
  1996/03/31      20213.99                    18364.54
   22454.95                    17453.42
  1996/04/30      20426.62                    18441.71
   22785.94                    17355.68
  1996/05/31      20586.10                    18636.38
   23373.59                    17320.97
  1996/06/30      20772.16                    18775.74
   23462.64                    17553.07
  1996/07/31      20426.62                    18478.56
   22426.06                    17600.46
  1996/08/31      20466.49                    18636.07
   22899.03                    17570.54
  1996/09/30      21210.73                    19195.30
   24187.79                    17876.27
  1996/10/31      21755.62                    19593.26
   24854.88                    18273.12
  1996/11/30      22832.10                    20338.11
   26733.66                    18585.59
  1996/12/31      22499.85                    20111.10
   26204.07                    18412.75
  1997/01/31      23177.64                    20773.56
   27841.30                    18469.83
  1997/02/28      23377.96                    20883.87
   28059.58                    18516.00
  1997/03/31      22488.67                    20370.86
   26906.61                    18310.47
  1997/04/30      23257.38                    21111.13
   28512.93                    18585.13
  1997/05/31      24372.77                    21845.17
   30248.80                    18761.69
  1997/06/30      25020.90                    22446.35
   31603.95                    18984.95
  1997/07/31      26467.89                    23593.69
   34118.67                    19497.55
  1997/08/31      25744.40                    22863.47
   32207.35                    19331.82
  1997/09/30      26573.40                    23635.45
   33971.34                    19617.93
  1997/10/31      26136.29                    23387.99
   32836.70                    19902.39
  1997/11/30      26739.20                    23982.39
   34356.71                    19993.94
  1997/12/31      27146.17                    24295.48
   34946.61                    20195.88
  1998/01/31      27236.61                    24565.89
   35333.12                    20454.39
  1998/02/28      28462.90                    25452.97
   37881.35                    20438.02
  1998/03/31      29288.41                    26151.27
   39821.25                    20507.51
  1998/04/30      29254.02                    26348.97
   40221.85                    20614.15
  1998/05/31      29099.24                    26234.49
   39530.44                    20809.99
  1998/06/30      29666.77                    26867.61
   41136.17                    20986.52
  1998/07/31      29477.59                    26759.17
   40698.07                    21031.06
  1998/08/31      26794.69                    25011.28
   34813.94                    21373.37
  1998/09/30      27688.99                    26059.86
   37044.12                    21873.76
  1998/10/31      28892.86                    27074.89
   40057.29                    21758.35
  1998/11/30      29993.54                    27965.93
   42485.16                    21881.58
  1998/12/31      31231.80                    28816.18
   44933.16                    21947.38
  1999/01/31      31971.32                    29512.00
   46812.26                    22104.15
  1999/02/28      31239.30                    28856.13
   45357.34                    21718.21
  1999/03/31      31518.06                    29509.75
   47172.08                    21838.71
  1999/04/30      32224.24                    30129.20
   48999.06                    21907.94
  1999/05/31      31759.65                    29679.22
   47842.19                    21715.15
  1999/06/30      32874.67                    30476.41
   50497.43                    21645.80
IMATRL PRASUN   SHR__CHT 19990630 19990714 122427 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By June 30, 1999, the value of the investment would have grown to $32,875
- a 228.75% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $50,497 over the same period - a 404.97% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,646 - a 116.46% increase.

You can also look at how the Fidelity Asset Allocation Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (404.97%), Lehman Brothers Aggregate Bond Index (116.46%), and the Lehman Brothers 3 Month Treasury Bill Index (65.05%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $30,476 - a 204.76% increase.

* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                           % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.       1.9

Lucent Technologies, Inc.   1.6

General Electric Co.        1.5

Microsoft Corp.             1.5

Ameritech Corp.             1.4

TOP FIVE BOND ISSUERS AS OF JUNE 30, 1999
(WITH MATURITIES MORE THAN    % OF FUND'S INVESTMENTS
ONE YEAR)

Fannie Mae                     8.3

U.S. Treasury Obligations      3.7

Government National Mortgage   1.7
Association

Ford Motor Credit Co.          0.5

Federal Home Loan Bank         0.4

ASSET ALLOCATION AS OF JUNE
30, 1999*

Stock class                   57.5%

Bond class                    36.6%

Short-term/  Money Market
class                          5.9%

* FOREIGN INVESTMENTS          4.5%

Row: 1, Col: 1, Value: 54.9
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 37.3
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8

ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT
CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

VIP II: ASSET MANAGER -       10.72%       14.22%        12.83%
SERVICE CLASS

Fidelity Composite            13.43%       16.32%        n/a

 S&P 500                      22.76%       27.87%        17.95%

 LB Aggregate Bond            3.15%        7.83%         8.19%

 LB 3 Month T-Bill            4.89%        5.42%         n/a

Variable Annuity Flexible     10.46%       16.25%        n/a
Portfolio  Funds Average

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.

You can also compare the fund's returns to the variable annuity flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 92 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II ASSET MANAGER - SC   50 S&P/40 LBAGG/10 LB 3MO
S&P 500                     LB AGGREGATE BOND
             00467                       F0001
SP001                       LB001
  1989/09/30      10000.00                    10000.00
   10000.00                    10000.00
  1989/10/31      10020.02                    10057.70
    9768.00                    10246.00
  1989/11/30      10060.06                    10178.69
    9967.27                    10343.34
  1989/12/31      10091.09                    10277.43
   10206.48                    10371.26
  1990/01/31       9868.42                    10029.64
    9521.63                    10247.85
  1990/02/28       9969.64                    10094.03
    9644.46                    10280.64
  1990/03/31      10050.61                    10193.35
    9900.03                    10287.84
  1990/04/30       9919.03                    10098.66
    9652.53                    10193.19
  1990/05/31      10425.10                    10529.97
   10593.65                    10494.91
  1990/06/30      10506.07                    10595.89
   10521.62                    10663.87
  1990/07/31      10485.83                    10662.11
   10487.95                    10811.04
  1990/08/31      10141.70                    10332.65
    9539.84                    10666.17
  1990/09/30       9929.15                    10241.83
    9075.25                    10754.70
  1990/10/31       9979.76                    10314.96
    9036.22                    10891.28
  1990/11/30      10465.59                    10624.61
    9619.96                    11125.44
  1990/12/31      10769.23                    10802.47
    9888.36                    11299.00
  1991/01/31      11284.56                    11009.44
   10319.49                    11439.11
  1991/02/28      11726.26                    11285.45
   11057.34                    11536.34
  1991/03/31      11915.56                    11410.72
   11324.93                    11615.94
  1991/04/30      12094.35                    11486.94
   11352.11                    11741.39
  1991/05/31      12367.79                    11669.35
   11842.52                    11809.49
  1991/06/30      12146.94                    11518.12
   11300.13                    11803.59
  1991/07/31      12451.92                    11749.63
   11826.72                    11967.66
  1991/08/31      12704.33                    11959.83
   12107.01                    12226.16
  1991/09/30      12777.94                    12018.08
   11904.82                    12474.35
  1991/10/31      12862.08                    12126.84
   12064.35                    12612.82
  1991/11/30      12651.74                    12046.56
   11578.15                    12728.85
  1991/12/31      13198.62                    12642.99
   12902.69                    13106.90
  1992/01/31      13366.89                    12504.31
   12662.70                    12928.65
  1992/02/29      13626.47                    12583.84
   12827.32                    13012.68
  1992/03/31      13593.27                    12492.10
   12577.19                    12939.81
  1992/04/30      13792.52                    12648.75
   12946.96                    13032.98
  1992/05/31      13936.42                    12772.62
   13010.40                    13279.30
  1992/06/30      13925.35                    12778.88
   12816.54                    13462.56
  1992/07/31      14157.81                    13127.82
   13340.74                    13737.19
  1992/08/31      14113.53                    13077.17
   13067.25                    13875.94
  1992/09/30      14202.09                    13224.45
   13221.45                    14041.06
  1992/10/31      14224.22                    13162.82
   13267.72                    13854.32
  1992/11/30      14534.17                    13329.99
   13720.15                    13857.09
  1992/12/31      14744.49                    13487.52
   13888.91                    14077.42
  1993/01/31      15010.15                    13656.87
   14005.57                    14347.70
  1993/02/28      15150.92                    13847.00
   14196.05                    14598.79
  1993/03/31      15579.83                    13989.68
   14495.59                    14660.10
  1993/04/30      15672.57                    13904.65
   14144.79                    14762.72
  1993/05/31      15939.19                    14053.79
   14523.87                    14781.91
  1993/06/30      16066.70                    14203.33
   14565.99                    15049.47
  1993/07/31      16263.77                    14221.73
   14507.73                    15135.25
  1993/08/31      16739.04                    14571.76
   15057.57                    15400.11
  1993/09/30      16750.64                    14557.48
   14941.63                    15441.70
  1993/10/31      17202.73                    14707.13
   15250.92                    15498.83
  1993/11/30      17179.54                    14594.03
   15106.04                    15367.09
  1993/12/31      17875.07                    14696.31
   15288.82                    15450.07
  1994/01/31      18443.09                    14985.71
   15808.64                    15658.65
  1994/02/28      17857.33                    14699.72
   15380.23                    15386.19
  1994/03/31      17017.99                    14320.11
   14709.65                    15006.15
  1994/04/30      17030.15                    14356.11
   14897.93                    14886.10
  1994/05/31      17176.13                    14452.82
   15142.26                    14884.61
  1994/06/30      16847.69                    14310.02
   14771.27                    14851.86
  1994/07/31      17139.63                    14613.05
   15255.77                    15147.42
  1994/08/31      17541.06                    14864.31
   15881.26                    15165.59
  1994/09/30      17334.15                    14646.64
   15492.17                    14942.66
  1994/10/31      17419.36                    14787.36
   15840.74                    14929.21
  1994/11/30      17163.73                    14571.08
   15263.82                    14896.37
  1994/12/31      16786.37                    14708.25
   15490.18                    14999.15
  1995/01/31      16676.82                    14984.44
   15891.84                    15296.13
  1995/02/28      16946.97                    15360.16
   16511.15                    15660.18
  1995/03/31      17170.77                    15595.91
   16998.39                    15755.71
  1995/04/30      17444.31                    15876.83
   17498.99                    15976.29
  1995/05/31      17668.12                    16403.71
   18198.43                    16594.57
  1995/06/30      17817.32                    16624.93
   18621.18                    16715.71
  1995/07/31      18451.43                    16836.80
   19238.66                    16678.94
  1995/08/31      18675.24                    16948.46
   19286.95                    16880.75
  1995/09/30      18911.47                    17314.75
   20100.85                    17044.50
  1995/10/31      18662.80                    17413.45
   20029.09                    17266.07
  1995/11/30      19147.71                    17842.83
   20908.37                    17525.07
  1995/12/31      19632.62                    18102.59
   21311.07                    17770.42
  1996/01/31      20055.36                    18411.16
   22036.50                    17887.70
  1996/02/29      20001.35                    18343.08
   22240.77                    17576.46
  1996/03/31      20213.99                    18364.54
   22454.95                    17453.42
  1996/04/30      20426.62                    18441.71
   22785.94                    17355.68
  1996/05/31      20586.10                    18636.38
   23373.59                    17320.97
  1996/06/30      20772.16                    18775.74
   23462.64                    17553.07
  1996/07/31      20426.62                    18478.56
   22426.06                    17600.46
  1996/08/31      20466.49                    18636.07
   22899.03                    17570.54
  1996/09/30      21210.73                    19195.30
   24187.79                    17876.27
  1996/10/31      21755.62                    19593.26
   24854.88                    18273.12
  1996/11/30      22832.10                    20338.11
   26733.66                    18585.59
  1996/12/31      22499.85                    20111.10
   26204.07                    18412.75
  1997/01/31      23177.64                    20773.56
   27841.30                    18469.83
  1997/02/28      23377.96                    20883.87
   28059.58                    18516.00
  1997/03/31      22488.67                    20370.86
   26906.61                    18310.47
  1997/04/30      23257.38                    21111.13
   28512.93                    18585.13
  1997/05/31      24372.77                    21845.17
   30248.80                    18761.69
  1997/06/30      25020.90                    22446.35
   31603.95                    18984.95
  1997/07/31      26467.89                    23593.69
   34118.67                    19497.55
  1997/08/31      25744.40                    22863.47
   32207.35                    19331.82
  1997/09/30      26573.40                    23635.45
   33971.34                    19617.93
  1997/10/31      26136.29                    23387.99
   32836.70                    19902.39
  1997/11/30      26724.13                    23982.39
   34356.71                    19993.94
  1997/12/31      27116.03                    24295.48
   34946.61                    20195.88
  1998/01/31      27206.46                    24565.89
   35333.12                    20454.39
  1998/02/28      28415.66                    25452.97
   37881.35                    20438.02
  1998/03/31      29206.89                    26151.27
   39821.25                    20507.51
  1998/04/30      29189.69                    26348.97
   40221.85                    20614.15
  1998/05/31      29034.89                    26234.49
   39530.44                    20809.99
  1998/06/30      29585.31                    26867.61
   41136.17                    20986.52
  1998/07/31      29396.10                    26759.17
   40698.07                    21031.06
  1998/08/31      26712.78                    25011.28
   34813.94                    21373.37
  1998/09/30      27607.22                    26059.86
   37044.12                    21873.76
  1998/10/31      28811.28                    27074.89
   40057.29                    21758.35
  1998/11/30      29912.12                    27965.93
   42485.16                    21881.58
  1998/12/31      31133.38                    28816.18
   44933.16                    21947.38
  1999/01/31      31855.81                    29512.00
   46812.26                    22104.15
  1999/02/28      31122.25                    28856.13
   45357.34                    21718.21
  1999/03/31      31401.13                    29509.75
   47172.08                    21838.71
  1999/04/30      32126.20                    30129.20
   48999.06                    21907.94
  1999/05/31      31642.82                    29679.22
   47842.19                    21715.15
  1999/06/30      32758.31                    30476.41
   50497.43                    21645.80
IMATRL PRASUN   SHR__CHT 19990630 19990714 155353 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Asset Manager Portfolio - Service Class on September 30, 1989, shortly after the fund started. By June 30, 1999, the value of the investment would have grown to $32,758 - a 227.58% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $50,497 over the same period - a 404.97% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,646 - a 116.46% increase. You can also look at how the Fidelity Asset Allocation Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes
- the S&P 500 (404.97%), Lehman Brothers Aggregate Bond Index (116.46%), and the Lehman Brothers 3 Month Treasury Bill Index (65.05%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $30,476 - a 204.76% increase.

* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                           % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.       1.9

Lucent Technologies, Inc.   1.6

General Electric Co.        1.5

Microsoft Corp.             1.5

Ameritech Corp.             1.4

TOP FIVE BOND ISSUERS AS OF JUNE 30, 1999
(WITH MATURITIES MORE THAN    % OF FUND'S INVESTMENTS
ONE YEAR)

Fannie Mae                     8.3

U.S. Treasury Obligations      3.7

Government National Mortgage   1.7
Association

Ford Motor Credit Co.          0.5

Federal Home Loan Bank         0.4

ASSET ALLOCATION AS OF JUNE
30, 1999*

Stock class                    57.5%

Bond class                     36.6%

Short-term/  Money Market
class                           5.9%

* FOREIGN INVESTMENTS           4.5%

Row: 1, Col: 1, Value: 54.9
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 37.3
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8

ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT
CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Asset
Manager Portfolio

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, DICK?

A. For the six months that ended June 30, 1999, the fund lagged the 5.76% return of the Fidelity Asset Allocation Composite Index. For the 12 months that ended June 30, 1999, the fund again trailed the 13.43% return of the index.

Q. HOW DID YOU POSITION THE FUND FROM AN ASSET ALLOCATION STANDPOINT DURING THE PERIOD? WHAT FACTORS CAUSED IT TO UNDERPERFORM ITS
BENCHMARK?

A. As I've said in the past, the two primary components to the fund's performance engine are asset allocation and security selection. In terms of asset allocation, I gradually increased the fund's exposure to equities during the second half of the period as that segment of the market continued to broaden and perform well. In fact, at the end of the period, the fund's equity subportfolio - which is managed by Steve Snider - accounted for around 58% of total investments, exceeding the 50% level in the composite index. While this overweighting helped, several individual stock positions - namely in the health care and finance sectors - performed poorly and brought performance down. As for the bond portion of the fund, I sought increased exposure in higher-yielding bonds as several factors made that an attractive area. I kept the fund underweighted relative to its composite index in both investment-grade bonds and short-term securities, as investors generally tended to favor more aggressive investments during the period.

Q. CAN YOU GO INTO MORE DETAIL ON THE PERFORMANCE OF THE STOCK
SUBPORTFOLIO DURING THE PERIOD?

A. It was almost a tale of two periods: the first three months of 1999, in which we continued to see a select group of large-cap stocks perform exceptionally well; and the second three months, in which we finally began to see a broadening of the equity market. The early narrowness proved somewhat restrictive to the fund, while the later broadening played to our stock research strengths. Many of the best individual contributors came from the technology and retail sectors. Hewlett-Packard, for example, benefited from solid growth in its European and Asian businesses, while retailer Best Buy - which specializes in high-end audio and video equipment - reaped the benefits of increased consumer attraction to digital products. Two main laggards during the period were health-care stock Guidant and software company Oracle. Guidant, which manufactures cardiac systems, was hurt by a recall in its product line as well as stronger competition. Oracle, on the other hand, fell victim to a slowdown in overall sales. The fund no longer owned Oracle at the end of the period.

Q. CAN YOU PROVIDE SOME MORE SPECIFICS ON THE BOND PORTION OF THE
FUND?

A. The fund's high-yield bond investments - managed by Fred Hoff - performed extremely well during the period. Despite rising interest rates, several of the fund's high-yielding investments - including those in the telecommunications, retail and health care areas - performed nicely as spreads tightened relative to U.S. Treasuries. In addition, investor perceptions of default risk, a key performance instigator within this group, were kept in check.The fund's positions in Nextel Communications performed well, as Nextel continued to add wireless subscribers at a rapid rate during the period. The company also received an equity infusion from Microsoft. The fund's investment-grade bond exposure - managed by Charlie Morrison - had a relatively neutral effect on performance over the past six months. At the beginning of the period, risk-conscious investors favored more conservative investments such as Treasuries. After the Federal Reserve Board cut interest rates three times in the fall, however, investor confidence resurfaced and the fund's positions in spread sectors such as mortgage-backed and corporate bonds regained their footing.

Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S SHORT-TERM/MONEY MARKET INVESTMENTS?

A. The fund's short-term/money market investments - managed by John Todd - performed relatively well thanks to an effective mixture of both long- and short-term maturities. We bought longer-term securities
- mainly six months to one year - to capitalize on attractive yield spreads within the short-term universe. On the other hand, the overall flight to quality we witnessed in late 1998 created a premium on liquidity, and shorter-term securities became attractive. By buying long, we locked in some of those favorable spreads and, by buying short, we were able to take advantage of the liquidity premium. While the Fed did ease rates during the period, the market had already largely discounted these moves and the overall effect was mostly flat.

Q. WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A. Through the last couple months of the period, the dominance of large-cap stocks was interrupted by strong showings from both small- and medium-cap stocks. This type of broad participation - if it can be sustained - should be beneficial to the fund. However, if world economies can continue to improve, this would inevitably heighten concerns over inflation and higher interest rates. In terms of portfolio positioning, these issues will become increasingly important in determining the asset mix for the rest of the year.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world

START DATE: September 6, 1989

SIZE: as of June 30, 1999, more than $4.9 billion

MANAGER: Richard Habermann, since 1996;
joined Fidelity in 1968

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 53.5%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.3%

AEROSPACE & DEFENSE - 2.1%

AlliedSignal, Inc.                503,700                    $ 31,733,100

Cordant Technologies, Inc.        142,800                     6,452,775

Northrop Grumman Corp.            197,400                     13,090,088

United Technologies Corp.         786,406                     56,375,480

                                                              107,651,443

DEFENSE ELECTRONICS - 0.2%

Litton Industries, Inc. (a)       108,100                     7,756,175

TOTAL AEROSPACE & DEFENSE                                     115,407,618

BASIC INDUSTRIES - 1.3%

CHEMICALS & PLASTICS - 0.8%

Dow Chemical Co.                  143,100                     18,155,813

E.I. du Pont de Nemours and       112,700                     7,698,819
Co.

Engelhard Corp.                   125,900                     2,848,488

FMC Corp. (a)                     146,400                     10,000,950

Solutia, Inc.                     126,300                     2,691,769

                                                              41,395,839

PAPER & FOREST PRODUCTS - 0.5%

Georgia-Pacific Corp.             173,400                     8,214,825

Louisiana-Pacific Corp.           285,000                     6,768,750

Weyerhaeuser Co.                  130,100                     8,944,375

                                                              23,927,950

TOTAL BASIC INDUSTRIES                                        65,323,789

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.1%

Fortune Brands, Inc.              160,000                     6,620,000

CONSTRUCTION - 0.3%

Centex Corp.                      151,400                     5,686,963

D.R. Horton, Inc.                 189,224                     3,145,849

Kaufman & Broad Home Corp.        260,500                     6,479,938

                                                              15,312,750

TOTAL CONSTRUCTION & REAL                                     21,932,750
ESTATE

DURABLES - 1.6%

AUTOS, TIRES, & ACCESSORIES -
1.1%

Delphi Automotive Systems         361,200                     6,704,775
Corp.

Ford Motor Co.                    873,800                     49,315,088

                                                              56,019,863

CONSUMER ELECTRONICS - 0.3%

Maytag Corp.                      225,000                     15,679,688

HOME FURNISHINGS - 0.2%

Ethan Allen Interiors, Inc.       142,350                     5,373,713

Furniture Brands                  153,400                     4,276,025
International, Inc. (a)

                                                              9,649,738



                                 SHARES                      VALUE (NOTE 1)

TEXTILES & APPAREL - 0.0%

Arena Brands Holdings Corp.       8,445                      $ 211,125
Class B (a)

TOTAL DURABLES                                                81,560,414

ENERGY - 2.9%

OIL & GAS - 2.9%

Apache Corp.                      151,900                     5,924,100

Atlantic Richfield Co.            368,900                     30,826,206

Chevron Corp.                     134,500                     12,802,719

Coastal Corp. (The)               377,800                     15,112,000

Exxon Corp.                       630,100                     48,596,463

Mobil Corp.                       338,500                     33,511,500

                                                              146,772,988

FINANCE - 9.5%

BANKS - 3.4%

Bank of America Corp.             411,900                     30,197,419

BankBoston Corp.                  361,200                     18,466,350

Chase Manhattan Corp.             765,100                     66,276,788

Comerica, Inc.                    71,400                      4,243,838

Firstar Corp.                     210,000                     5,880,000

National City Corp.               161,412                     10,572,486

SunTrust Banks, Inc.              236,500                     16,421,969

Wells Fargo & Co.                 433,600                     18,536,400

                                                              170,595,250

CREDIT & OTHER FINANCE - 1.6%

American Express Co.              130,100                     16,929,263

Citigroup, Inc.                   715,800                     34,000,500

Equitable Companies (The),        202,000                     13,534,000
Inc.

Fleet Financial Group, Inc.       196,500                     8,719,688

Providian Financial Corp.         85,950                      8,036,325

                                                              81,219,776

FEDERAL SPONSORED CREDIT - 1.8%

Fannie Mae                        911,490                     62,323,129

Freddie Mac                       496,100                     28,773,800

                                                              91,096,929

INSURANCE - 1.5%

Allmerica Financial Corp.         87,300                      5,308,931

American International Group,     190,545                     22,305,674
Inc.

Conseco, Inc.                     728,900                     22,185,894

Financial Security Assurance      37,300                      1,939,600
Holdings Ltd.

Lincoln National Corp.            147,600                     7,721,325

Marsh & McLennan Companies,       173,600                     13,106,800
Inc.

                                                              72,568,224

SECURITIES INDUSTRY - 1.2%

Kansas City Southern              173,500                     11,071,469
Industries, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Lehman Brothers Holdings,         499,500                    $ 31,093,875
Inc.

Morgan Stanley, Dean Witter &     173,400                     17,773,500
Co.

                                                              59,938,844

TOTAL FINANCE                                                 475,419,023

HEALTH - 4.9%

DRUGS & PHARMACEUTICALS - 2.7%

Amgen, Inc. (a)                   310,100                     18,877,338

Bristol-Myers Squibb Co.          954,500                     67,232,594

Schering-Plough Corp.             956,700                     50,705,100

                                                              136,815,032

MEDICAL EQUIPMENT & SUPPLIES
- 1.9%

Abbott Laboratories               260,400                     11,848,200

Boston Scientific Corp. (a)       260,300                     11,436,931

Guidant Corp.                     294,500                     15,148,344

Johnson & Johnson                 564,100                     55,281,800

                                                              93,715,275

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Lincare Holdings, Inc. (a)        200,000                     5,000,000

PacifiCare Health Systems,        169,200                     12,171,825
Inc.  Class A (a)

                                                              17,171,825

TOTAL HEALTH                                                  247,702,132

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%

ELECTRICAL EQUIPMENT - 1.7%

General Electric Co.              682,700                     77,145,100

General Instrument Corp. (a)      188,900                     8,028,250

                                                              85,173,350

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Coltec Industries, Inc. (a)       96,700                      2,097,181

Ingersoll-Rand Co.                463,200                     29,934,300

Tyco International Ltd.           473,600                     44,873,600

                                                              76,905,081

TOTAL INDUSTRIAL MACHINERY &                                  162,078,431
EQUIPMENT

MEDIA & LEISURE - 1.8%

BROADCASTING - 0.5%

NTL, Inc. warrants 12/31/08       3,742                       187,100
(a)

Time Warner, Inc.                 325,150                     23,898,525

                                                              24,085,625

ENTERTAINMENT - 0.3%

Alliance Gaming Corp. (a)(h)      865                         2,595

Mandalay Resort Group (a)         260,200                     5,496,725

Viacom, Inc. Class B              260,200                     11,448,800
(non-vtg.) (a)

                                                              16,948,120



                                 SHARES                      VALUE (NOTE 1)

PUBLISHING - 0.9%

Gannet, Inc.                      324,500                    $ 23,161,188

Knight-Ridder, Inc.               128,700                     7,070,456

New York Times Co. (The)          219,200                     8,069,300
Class A

Tribune Co.                       65,000                      5,663,125

World Color Press, Inc. (a)       68,100                      1,872,750

                                                              45,836,819

RESTAURANTS - 0.1%

Brinker International, Inc.       93,800                      2,550,188
(a)

TOTAL MEDIA & LEISURE                                         89,420,752

NONDURABLES - 2.8%

BEVERAGES - 0.6%

Anheuser-Busch Companies,         248,800                     17,649,250
Inc.

Canandaigua Wine, Inc. Class      51,600                      2,705,775
A (a)

Coors (Adolph) Co. Class B        106,800                     5,286,600

PepsiCo, Inc.                     159,400                     6,166,788

                                                              31,808,413

FOODS - 1.0%

Heinz (H.J.) Co.                  596,200                     29,884,525

Quaker Oats Co.                   284,000                     18,850,500

                                                              48,735,025

HOUSEHOLD PRODUCTS - 0.7%

Avon Products, Inc.               131,300                     7,287,150

Clorox Co.                        115,000                     12,283,438

Premark International, Inc.       34,500                      1,293,750

Procter & Gamble Co.              170,200                     15,190,350

                                                              36,054,688

TOBACCO - 0.5%

Philip Morris Companies, Inc.     578,100                     23,232,394

TOTAL NONDURABLES                                             139,830,520

RETAIL & WHOLESALE - 5.6%

APPAREL STORES - 0.8%

Gap, Inc.                         258,525                     13,023,197

TJX Companies, Inc.               747,700                     24,907,756

United Stationers, Inc. (a)       88,100                      1,938,200

                                                              39,869,153

GENERAL MERCHANDISE STORES -
2.4%

Dayton Hudson Corp.               147,500                     9,587,500

Federated Department Stores,      311,300                     16,479,444
Inc. (a)

Wal-Mart Stores, Inc.             1,934,600                   93,344,450

                                                              119,411,394

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 458,000                     22,671,000

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.0%

Best Buy Co., Inc. (a)            496,600                     33,520,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Home Depot, Inc.                  722,700                    $ 46,568,981

Lowe's Companies, Inc.            358,600                     20,328,138

                                                              100,417,619

TOTAL RETAIL & WHOLESALE                                      282,369,166

SERVICES - 0.2%

PRINTING - 0.2%

Valassis Communications, Inc.     224,400                     8,218,650
(a)

TECHNOLOGY - 11.2%

COMMUNICATIONS EQUIPMENT - 2.3%

Cisco Systems, Inc. (a)           537,800                     34,654,488

Globalstar Telecommunications     1,410                       77,550
Ltd. warrants 2/15/04 (a)(e)

Lucent Technologies, Inc.         1,174,000                   79,171,625

                                                              113,903,663

COMPUTER SERVICES & SOFTWARE
- 4.5%

Adobe Systems, Inc.               195,200                     16,036,900

BMC Software, Inc.                510,400                     27,561,600

Computer Associates               208,300                     11,456,500
International, Inc.

Electronics for Imaging, Inc.     86,700                      4,454,213
(a)

First Data Corp.                  303,800                     14,867,213

International Business            473,600                     61,212,800
Machines Corp.

Microsoft Corp. (a)               830,000                     74,855,625

NCR Corp. (a)                     16,600                      810,288

Unisys Corp. (a)                  397,400                     15,473,763

                                                              226,728,902

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Adaptec, Inc. (a)                 433,900                     15,322,094

Comverse Technology, Inc. (a)     156,200                     11,793,100

Hewlett-Packard Co.               503,100                     50,561,550

Lexmark International Group,      593,200                     39,188,275
Inc.  Class A (a)

                                                              116,865,019

ELECTRONIC INSTRUMENTS - 0.6%

Applied Materials, Inc. (a)       433,900                     32,054,363

ELECTRONICS - 1.5%

Intel Corp.                       800,000                     47,600,000

Motorola, Inc.                    270,800                     25,658,300

                                                              73,258,300

TOTAL TECHNOLOGY                                              562,810,247

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.8%

Comair Holdings, Inc.             292,650                     6,090,778

Southwest Airlines Co.            1,134,150                   35,300,419

                                                              41,391,197



                                 SHARES                      VALUE (NOTE 1)

UTILITIES - 5.0%

CELLULAR - 0.0%

McCaw International Ltd.          8,150                      $ 20,375
warrants 4/15/07 (a)(e)

ELECTRIC UTILITY - 1.3%

DTE Energy Co.                    210,000                     8,400,000

Edison International              270,500                     7,235,875

Energy East Corp.                 664,800                     17,284,800

GPU, Inc.                         212,300                     8,956,406

Public Service Enterprise         170,100                     6,952,838
Group, Inc.

Reliant Energy, Inc.              377,800                     10,436,725

Unicom Corp.                      130,100                     5,016,981

                                                              64,283,625

TELEPHONE SERVICES - 3.7%

Ameritech Corp.                   923,400                     67,869,900

AT&T Corp.                        924,600                     51,604,238

BellSouth Corp.                   887,300                     41,592,188

Pathnet, Inc. warrants            4,970                       49,700
4/15/08 (a)(e)

SBC Communications, Inc.          435,000                     25,230,000

                                                              186,346,026

TOTAL UTILITIES                                               250,650,026

TOTAL COMMON STOCKS                                         2,690,887,703
(Cost $1,971,659,329)

NONCONVERTIBLE PREFERRED
STOCKS - 1.4%



CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

California Federal Preferred      231,349                     6,015,074
Capital Corp. $2.2812

Walden Residential                19,700                      426,013
Properties, Inc. $2.30

                                                              6,441,087

FINANCE - 0.1%

INSURANCE - 0.1%

American Annuity Group            1,490                       1,479,153
Capital Trust II 8.875%

SIG Capital Trust I 9.5% (a)      2,174                       1,710,816

                                                              3,189,969

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Fresenius Medical Care            1,053                       996,796
Capital Trust II 7.875%

MEDIA & LEISURE - 0.5%

BROADCASTING - 0.4%

Adelphia Communications Corp.     15,763                      1,800,923
$13.00

Capstar Communications, Inc.      15,238                      1,767,608
$12.625 pay-in-kind

CSC Holdings, Inc. 11.125%        95,578                      10,465,791
pay-in-kind

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Granite Broadcasting Corp.        2,485                      $ 2,435,300
12.75% pay-in-kind

Sinclair Capital 11.625%          28,380                      2,958,615

                                                              19,428,237

PUBLISHING - 0.1%

PRIMEDIA, Inc.:

$9.20                             30,214                      2,817,456

Series D, $10.00                  31,050                      3,050,663

                                                              5,868,119

TOTAL MEDIA & LEISURE                                         25,296,356

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General Holdings     18,200                      691,600
Corp. $3.52 pay-in-kind

UTILITIES - 0.7%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               14,312                      14,383,560

Series D, 13% pay-in-kind         268                         282,740

                                                              14,666,300

TELEPHONE SERVICES - 0.4%

Hyperion Telecommunication,       4,655                       4,142,950
Inc. 12.875% pay-in-kind

Intermedia Communications,        4,475                       4,396,688
Inc.  13.5% pay-in-kind

IXC Communications, Inc.          1,771                       1,700,160
12.5% pay-in-kind

NEXTLINK Communications, Inc.     155,113                     7,833,207
 14% pay-in-kind

WinStar Communications, Inc.      2,621                       2,109,905
14.25%

                                                              20,182,910

TOTAL UTILITIES                                               34,849,210

TOTAL NONCONVERTIBLE                                          71,465,018
PREFERRED STOCKS
(Cost $71,169,614)


CORPORATE BONDS - 18.9%

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.2%

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Tenet Healthcare Corp. 6%         B1        $ 5,810,000                     $ 4,807,775
12/1/05

Total Renal Care Holdings,        B1         2,690,000                       2,178,900
Inc. 7% 5/15/09 (e)

                                                                             6,986,675

MEDIA & LEISURE - 0.0%

RESTAURANTS - 0.0%

CKE Restaurants, Inc. 4.25%       B1         230,000                         172,500
3/15/04

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands                   B3         2,330,000                       2,201,850
International, Inc. 7%
3/28/01

RETAIL & WHOLESALE - 0.0%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

Sports Authority, Inc. (The)      B3         770,000                         539,000
5.25% 9/15/01

TOTAL CONVERTIBLE BONDS                                                      9,900,025

NONCONVERTIBLE BONDS - 18.7%

AEROSPACE & DEFENSE - 0.2%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 5.95% 3/15/01        Baa1       4,500,000                       4,485,105

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        B1         3,830,000                       3,964,050
Inc. 9.25% 12/1/06

TOTAL AEROSPACE & DEFENSE                                                    8,449,155

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.3%

Acetex Corp. yankee 9.75%         B1         300,000                         276,000
10/1/03

Huntsman Corp. 9.5% 7/1/07 (e)    B2         2,100,000                       2,000,250

Huntsman ICI Chemicals LLC        B2         3,010,000                       3,036,338
10.125% 7/1/09 (e)

Lyondell Chemical Co.:

9.625% 5/1/07 (e)                 Ba3        800,000                         818,000

9.875% 5/1/07 (e)                 Ba3        4,540,000                       4,619,450

10.875% 5/1/09 (e)                B2         810,000                         836,325

Rohm & Haas Co. 7.4% 7/15/09      A3         1,400,000                       1,399,664
(e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Sterling Chemicals, Inc.:

11.25% 4/1/07                     Caa3      $ 480,000                       $ 369,600

11.75% 8/15/06                    Caa3       2,060,000                       1,565,600

                                                                             14,921,227

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical        B3         990,000                         1,007,325
Corp. 12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         1,810,000                       1,678,775
2/15/08

                                                                             2,686,100

PACKAGING & CONTAINERS - 0.1%

Corning, Inc. 6.85% 3/1/29        A3         2,350,000                       2,197,250

Gaylord Container Corp.           Caa1       1,110,000                       1,046,175
9.375% 6/15/07

                                                                             3,243,425

PAPER & FOREST PRODUCTS - 0.1%

Potlatch Corp. 6.25% 3/15/02      Baa1       3,320,000                       3,289,257

TOTAL BASIC INDUSTRIES                                                       24,140,009

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.0%

American Standard Companies,      Ba3        1,810,000                       1,728,550
Inc. 7.375% 4/15/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1         2,970,000                       2,806,650

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09 (e)      B3         1,330,000                       1,310,050

REAL ESTATE - 0.1%

LNR Property Corp.:

9.375% 3/15/08                    B1         2,680,000                       2,532,600

10.5% 1/15/09                     B1         2,630,000                       2,630,000

                                                                             5,162,600

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       1,590,000                       1,518,418

7.125% 3/15/04                    Baa2       4,200,000                       4,061,652

Equity Office  Properties
Trust:

6.375% 2/15/03                    Baa1       3,600,000                       3,518,496

6.75% 2/15/08                     Baa1       1,590,000                       1,503,504



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Weeks Realty LP 6.875% 3/15/05    Baa2      $ 2,950,000                     $ 2,862,739

                                                                             13,464,809

TOTAL CONSTRUCTION & REAL                                                    24,472,659
ESTATE

DURABLES - 0.4%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Blue Bird Body Co. 10.75%         B2         1,765,000                       1,870,900
11/15/06

Delphi Automotive Systems         Baa2       3,130,000                       3,050,310
Corp. 6.125% 5/1/04

Federal-Mogul Corp. 7.875%        Ba2        5,220,000                       4,828,500
7/1/10

Oshkosh Truck Co. 8.75% 3/1/08    B2         1,500,000                       1,492,500

                                                                             11,242,210

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         2,040,000                       1,769,700
9.625% 5/1/08

TEXTILES & APPAREL - 0.2%

Jones Apparel Group, Inc.         Baa2       5,070,000                       5,063,663
7.875% 6/15/06 (e)

Worldtex, Inc. 9.625% 12/15/07    B1         2,760,000                       2,415,000

                                                                             7,478,663

TOTAL DURABLES                                                               20,490,573

ENERGY - 0.9%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         2,370,000                       2,358,150
9.625% 5/15/08

ENERGY SERVICES - 0.2%

Baker Hughes, Inc. 5.8%           A2         3,980,000                       3,875,326
2/15/03 (e)

R&B Falcon Corp. 6.5% 4/15/03     Ba3        1,785,000                       1,526,175

RBF Finance Co.:

11% 3/15/06 (e)                   Ba3        4,590,000                       4,727,700

11.375% 3/15/09 (e)               Ba3        1,470,000                       1,521,450

                                                                             11,650,651

OIL & GAS - 0.6%

Apache Corp. 7.625% 7/1/19        Baa1       1,980,000                       1,967,625

Chesapeake Energy Corp.           B3         2,140,000                       2,000,900
9.625% 5/1/05

Comstock Resources, Inc.          B2         720,000                         736,200
11.25% 5/1/07 (e)

Conoco, Inc.:

5.9% 4/15/04                      A3         1,650,000                       1,599,840

6.95% 4/15/29                     A3         2,710,000                       2,528,403

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Gulf Canada Resources Ltd.        Ba1       $ 1,450,000                     $ 1,424,625
8.375% 11/15/05

Occidental  Petroleum Corp.:

6.39% 11/9/00                     Baa3       1,000,000                       998,570

10.94% 5/17/00                    Baa3       2,700,000                       2,804,409

Ocean Energy, Inc. 8.875%         B1         2,010,000                       1,979,850
7/15/07

Oryx Energy Co.:

8% 10/15/03                       Baa1       3,055,000                       3,131,100

8.125% 10/15/05                   Baa1       4,935,000                       5,161,517

8.375% 7/15/04                    Baa1       2,335,000                       2,448,294

Petro-Canada 7% 11/15/28          A3         5,920,000                       5,449,774

                                                                             32,231,107

TOTAL ENERGY                                                                 46,239,908

FINANCE - 5.2%

BANKS - 1.7%

Bank One Corp. 5.625% 2/17/04     Aa3        4,770,000                       4,562,600

BankAmerica Corp.:

5.04% 10/15/99 (g)                           3,000,000                       3,001,108

6.625% 6/15/04                    Aa2        2,295,000                       2,293,566

BankBoston Corp. 6.625% 2/1/04    A3         1,700,000                       1,695,937

BankBoston NA 6.375% 3/25/08      A2         1,400,000                       1,324,904

BanPonce Corp. 6.665% 3/5/01      A3         4,450,000                       4,450,000

Barclays Bank PLC yankee          A1         9,250,000                       9,162,865
5.95% 7/15/01

Capital One Bank:

6.26% 5/7/01                      Baa2       3,160,000                       3,142,525

6.375% 2/15/03                    Baa2       3,570,000                       3,485,213

6.48% 6/28/02                     Baa2       1,740,000                       1,727,837

6.65% 3/15/04                     Baa3       2,320,000                       2,264,320

Capital One Financial Corp.       Baa3       5,040,000                       4,822,171
7.125% 8/1/08

Den Danske Bank AS 6.375%         A1         8,340,000                       8,028,293
6/15/08 (e)(g)

Fleet/Norstar Financial           A3         2,400,000                       2,560,728
Group, Inc. 9.9% 6/15/01

Huntington National Bank          A1         2,560,000                       2,543,539
5.875% 1/15/01

Korea Development Bank:

6.625% 11/21/03                   Baa3       4,165,000                       3,999,566

7.125% 9/17/01                    Baa3       1,330,000                       1,317,684



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

National Westminster Bancorp      Aa3       $ 2,725,000                     $ 3,008,482
9.375% 11/15/03

NB Capital Trust IV 8.25%         Aa2        2,650,000                       2,726,930
4/15/27

Popular, Inc. 6.2% 4/30/01        A3         1,840,000                       1,822,925

Provident Bank 6.125% 12/15/00    A3         1,740,000                       1,732,588

Providian National Bank 6.7%      Baa3       3,060,000                       2,989,345
3/15/03

Sumitomo Bank International       Baa1       2,980,000                       3,030,660
Finance NV 8.5% 6/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       1,730,000                       1,836,914

Union Planters National Bank      A3         3,500,000                       3,523,975
6.81% 8/20/01

Wachovia Corp. 6.7% 6/21/04       Aa3        3,970,000                       3,997,790

                                                                             85,052,465

CREDIT & OTHER FINANCE - 2.5%

Ahmanson Capital Trust I          A3         4,250,000                       4,319,445
8.36% 12/1/26 (e)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       2,730,000                       2,088,450

10% 3/15/04                       Caa3       1,980,000                       1,524,600

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       5,200,000                       5,140,980

7.5% 11/15/00                     Baa3       5,450,000                       5,490,548

BankAmerica Capital II Series     Aa2        2,980,000                       2,999,489
2, 8% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         3,925,000                       3,776,164

ContiFinancial Corp.:

8.125% 4/1/08                     Caa1       820,000                         623,200

8.375% 8/15/03                    Caa1       510,000                         367,200

Countrywide Funding Corp.         A3         3,950,000                       3,930,606
6.45% 2/27/03

ERP Operating LP:

6.55% 11/15/01                    A3         1,500,000                       1,494,090

7.1% 6/23/04                      A3         3,980,000                       3,982,826

Farmers Insurance Exchange        A2         2,740,000                       2,515,238
Capital 7.05% 7/15/28 (e)

Finova Capital Corp.:

6.11% 2/18/03                     Baa1       4,320,000                       4,251,053

6.12% 5/28/02                     Baa1       2,000,000                       1,968,440

6.44% 11/6/01                     Baa1       5,500,000                       5,477,230

First Security Capital I          A3         1,690,000                       1,722,938
8.41% 12/15/26

Ford Motor Credit Co.:

global 7% 9/25/01                 A1         12,500,000                      12,671,000

6.5% 2/28/02                      A1         7,980,000                       7,999,471

GS Escrow Corp.:

7% 8/1/03                         Ba1        2,140,000                       2,069,680

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

GS Escrow Corp.: - continued

7.125% 8/1/05                     Ba1       $ 7,600,000                     $ 7,215,212

Heller Financial, Inc.:

6% 3/19/04                        A3         5,050,000                       4,888,451

6.25% 3/1/01                      A3         4,940,000                       4,942,272

KeyCorp Institutional Capital     A1         3,600,000                       3,555,828
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1        2,240,000                       1,881,600

7.6% 8/1/07                       Ba1        4,190,000                       3,446,275

7.875% 8/1/03                     Ba1        690,000                         588,225

Mellon Capital I 7.72% 12/1/26    A2         2,000,000                       1,962,860

Money Store, Inc. 7.3% 12/1/02    A2         2,550,000                       2,614,260

PNC Funding Corp. 6.875%          A3         2,020,000                       2,022,889
3/1/03

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       1,830,000                       1,761,064

5.875% 5/1/04                     Baa1       3,975,000                       3,827,448

6.875% 11/15/28                   Baa1       3,985,000                       3,640,218

TXU Eastern Funding 6.15%         Baa1       2,510,000                       2,479,554
5/15/02 (e)

U.S. Bancorp 8.09% 11/15/26       A1         2,980,000                       2,933,095

UNICCO Service Co./UNICCO         B3         2,390,000                       2,282,450
Finance Corp. 9.875% 10/15/07

Yorkshire Power Finance Ltd.      Baa2       2,385,000                       2,234,268
yankee 6.496% 2/25/08

                                                                             126,688,617

SAVINGS & LOANS - 0.4%

Chevy Chase Savings Bank FSB      B1         1,560,000                       1,579,500
9.25% 12/1/08

Great Western Finance Trust       A3         3,780,000                       3,737,664
II 8.206% 2/1/27

Great Western Financial Corp.     A3         2,000,000                       2,100,540
8.6% 2/1/02

Home Savings of America FSB       A3         2,830,000                       2,778,070
6.5% 8/15/04

Long Island Savings  Bank FSB:

6.2% 4/2/01                       Baa3       3,770,000                       3,736,447

7% 6/13/02                        Baa3       3,400,000                       3,399,354

Sovereign Bancorp, Inc.           Ba1        4,300,000                       4,282,671
6.625% 3/15/01

                                                                             21,614,246



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.6%

Amvescap PLC yankee:

6.375% 5/15/03                    A3        $ 2,200,000                     $ 2,165,636

6.6% 5/15/05                      A3         4,410,000                       4,291,371

Goldman Sachs Group L.P.          A1         12,900,000                      12,943,326
5.295% 7/27/00 (g)(h)

Lehman Brothers Holdings 6.2%     Baa1       12,000,000                      12,031,873
12/23/99

                                                                             31,432,206

TOTAL FINANCE                                                                264,787,534

HEALTH - 0.2%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       270,000                         203,175
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Graham-Field Health Products,     Caa1       1,570,000                       1,075,450
Inc. 9.75% 8/15/07

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Fountain View, Inc. 11.25%        Caa1       2,330,000                       1,887,300
4/15/08

Integrated Health  Services,
Inc.:

9.25% 1/15/08                     B2         1,057,000                       739,900

9.5% 9/15/07                      B2         880,000                         638,000

Tenet Healthcare Corp. 8.625%     Ba3        3,700,000                       3,607,500
1/15/07

                                                                             6,872,700

TOTAL HEALTH                                                                 8,151,325

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Bucyrus International, Inc.       B1         3,430,000                       3,129,875
9.75% 9/15/07

Dunlop Standard Aero Holdings     B3         2,490,000                       2,527,350
PLC 11.875% 5/15/09 (e)

Roller Bearing Holding, Inc.      -          3,550,000                       1,562,000
0% 6/15/09 (c)(e)

Tokheim Corp. 11.375% 8/1/08      B3         1,930,000                       1,843,150
(e)

Tyco International  Group SA
yankee:

6.875% 1/15/29                    Baa1       3,410,000                       3,120,491

6.125% 6/15/01                    Baa1       6,860,000                       6,823,711

6.375% 6/15/05                    Baa1       2,665,000                       2,606,716

                                                                             21,613,293

POLLUTION CONTROL - 0.2%

Envirosource, Inc. Series B       B3         650,000                         399,750
9.75% 6/15/03

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - CONTINUED

IT Group, Inc. (The) 11.25%       B3        $ 1,150,000                     $ 1,098,250
4/1/09 (e)

WMX Technologies, Inc.:

6.25% 10/15/00                    Baa2       2,100,000                       2,102,793

7.1% 8/1/26                       Baa2       4,610,000                       4,700,310

8.25% 11/15/99                    Baa2       1,320,000                       1,332,302

                                                                             9,633,405

TOTAL INDUSTRIAL MACHINERY &                                                 31,246,698
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 2.9%

ACME Television LLC/ACME          B3         1,740,000                       1,426,800
Financial Corp. 0% 9/30/04
(c)

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1         6,960,000                       6,455,400

9.875% 3/1/07                     B1         4,630,000                       4,832,563

Ascent Entertainment Group,       B3         1,990,000                       1,432,800
Inc. 0% 12/15/04 (c)

Avalon Cable Michigan,            B3         1,680,000                       1,709,400
Inc./Avalon Cable New
England/Avalon Cable Finance
9.375% 12/1/08 (e)

Benedek Communications Corp.      B3         630,000                         522,900
0% 5/15/06 (c)

Bresnan Communications Group      B2         1,780,000                       1,161,450
LLC/Bresnan Capital Corp. 0%
2/1/09 (c)(e)

Century  Communications Corp.:

8.75% 10/1/07                     Ba3        1,170,000                       1,158,300

Series B, 0% 1/15/08              Ba3        5,430,000                       2,389,200

Chancellor Media Corp. 9%         B1         3,705,000                       3,751,313
10/1/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (c)(e)                  B2         3,100,000                       1,906,500

8.625% 4/1/09 (e)                 B2         2,780,000                       2,658,375

Classic Cable, Inc. 9.875%        B3         800,000                         828,000
8/1/08 (e)

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       3,450,000                       3,109,485

7.25% 10/15/27                    Baa3       4,550,000                       4,175,399



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Comcast UK Cable Partners         B2        $ 3,360,000                     $ 2,990,400
Ltd. 0% 11/15/07 (c)

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       9,225,000                       9,849,994

8.625% 8/15/03                    Baa3       2,790,000                       2,974,921

9% 9/1/08                         Baa3       1,690,000                       1,898,816

CSC Holdings, Inc.:

9.25% 11/1/05                     B1         1,370,000                       1,421,375

9.875% 5/15/06                    B1         1,600,000                       1,708,000

10.5% 5/15/16                     B1         1,850,000                       2,127,500

Diamond Cable Communications
PLC:

0% 2/15/07 (c)                    B3         4,600,000                       3,634,000

yankee 0% 12/15/05 (c)            B3         1,480,000                       1,298,700

EchoStar DBS Corp. 9.375%         B2         3,560,000                       3,604,500
2/1/09 (e)

Falcon Holding Group              B2         11,520,000                      8,049,600
LP/Falcon Funding Corp. 0%
4/15/10 (c)

FrontierVision Holdings           Caa1       3,520,000                       3,044,800
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (c)

FrontierVision Operating          B3         1,910,000                       2,096,225
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       3,690,000                       2,140,200
3/1/07 (c)(e)

Granite Broadcasting Corp.        B3         2,955,000                       2,932,838
9.375% 12/1/05

Hearst-Argyle Television,         Baa3       3,260,000                       3,064,693
Inc. 7.5% 11/15/27

Intermedia Capital Partners       B2         1,362,000                       1,505,010
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

International Cabletel, Inc.      B3         1,850,000                       1,614,125
0% 2/1/06 (c)

Knology Holding, Inc. 0%          -          4,910,000                       2,810,975
10/15/07 (c)

Lenfest Communications, Inc.      B1         430,000                         437,525
8.25% 2/15/08

Nielsen Media Research, Inc.      Baa2       2,395,000                       2,421,561
7.6% 6/15/09

NTL Communications Corp.          B3         3,730,000                       4,084,350
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (c)                     B3         3,625,000                       2,428,750

10% 2/15/07                       B3         2,310,000                       2,367,750

Olympus Communications            B1         1,160,000                       1,270,200
LP/Olympus Capital Corp.
10.625% 11/15/06

Pegasus Communications Corp.      B3         1,345,000                       1,318,100
9.625% 10/15/05

Rogers Cablesystems Ltd.          B2         1,800,000                       2,079,000
yankee 11% 12/1/15

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

TCI Communications, Inc.:

8.75% 8/1/15                      A2        $ 4,160,000                     $ 4,712,989

9.25% 4/15/02                     A2         3,000,000                       3,227,940

9.8% 2/1/12                       A2         4,550,000                       5,559,281

TeleWest  Communications PLC:

0% 4/15/09 (c)(e)                 B1         860,000                         576,200

11.25% 11/1/08                    B1         710,000                         802,300

Telewest PLC:

yankee 9.625% 10/1/06             B1         680,000                         693,600

0% 10/1/07 (c)                    B1         8,930,000                       7,992,350

Time Warner, Inc.:

8.18% 8/15/07                     Baa3       1,255,000                       1,325,506

9.125% 1/15/13                    Baa3       5,355,000                       6,062,181

United International              B3         7,180,000                       4,774,700
Holdings, Inc. 0% 2/15/08 (c)

                                                                             148,418,840

ENTERTAINMENT - 0.5%

Bally Total Fitness Holding       B3         5,640,000                       5,470,800
Corp. 9.875% 10/15/07

Cinemark USA, Inc. 8.5% 8/1/08    B2         3,255,000                       3,027,150

Paramount Communications,         Baa3       1,785,000                       1,824,145
Inc. 7.5% 1/15/02

Regal Cinemas, Inc. 8.875%        B3         3,880,000                       3,530,800
12/15/10

United Artists Theatre Co.        Caa1       1,080,000                       831,600
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                     Baa3       4,430,000                       4,403,066

7.75% 6/1/05                      Baa3       6,277,000                       6,429,154

                                                                             25,516,715

LODGING & GAMING - 0.4%

Circus Circus Enterprises,        Ba2        1,040,000                       915,200
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         1,110,000                       1,068,375
9.5% 4/1/09 (e)

Courtyard by Marriott II          B-         1,900,000                       1,938,000
LP/Courtyard II Finance Co.
10.75% 2/1/08

HMH Properties, Inc.:

7.875% 8/1/05                     Ba2        780,000                         737,100

7.875% 8/1/08                     Ba2        8,250,000                       7,590,000



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Host Marriott LP 8.375%           Ba2       $ 3,740,000                     $ 3,599,750
2/15/06 (e)

Signature Resorts, Inc. 9.75%     B3         1,890,000                       1,701,000
10/1/07

                                                                             17,549,425

PUBLISHING - 0.3%

Big Flower Press Holdings,        B2         690,000                         634,800
Inc. 8.625% 12/1/08

Garden State Newspapers, Inc.     B1         4,670,000                       4,366,450
Series B, 8.75% 10/1/09

News America  Holdings, Inc.:

7.7% 10/30/25                     Baa3       4,300,000                       4,165,152

8.625% 2/1/03                     Baa3       2,180,000                       2,310,865

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       1,455,000                       1,454,855

8.375% 3/15/23                    Baa2       2,500,000                       2,707,925

                                                                             15,640,047

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 9.125%      B1         1,210,000                       1,137,400
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         5,190,000                       5,241,900

Host Marriott Travel Plazas,      Ba3        5,040,000                       5,153,400
Inc. 9.5% 5/15/05

NE Restaurant, Inc. 10.75%        B3         2,760,000                       2,525,400
7/15/08

                                                                             14,058,100

TOTAL MEDIA & LEISURE                                                        221,183,127

NONDURABLES - 0.7%

BEVERAGES - 0.3%

Seagram Co. Ltd.:

8.35% 1/15/22                     Baa3       390,000                         405,600

yankee 6.875% 9/1/23              Baa3       620,000                         548,700

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3       4,595,000                       4,549,647

6.4% 12/15/03                     Baa3       5,840,000                       5,714,440

6.625% 12/15/05                   Baa3       2,940,000                       2,851,800

7.6% 12/15/28                     Baa3       2,940,000                       2,840,922

                                                                             16,911,109

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1       3,200,000                       3,170,784

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer  Products
Corp.:

8.625% 2/1/08                     B3         2,490,000                       2,328,150

9% 11/1/06                        B2         2,160,000                       2,138,400

                                                                             4,466,550

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

TOBACCO - 0.2%

Philip Morris  Companies, Inc.:

6.95% 6/1/06                      A2        $ 4,420,000                     $ 4,466,410

7% 7/15/05                        A2         3,710,000                       3,712,041

7.25% 9/15/01                     A2         1,450,000                       1,474,404

RJR Nabisco, Inc. 7.375%          Baa2       3,500,000                       3,456,495
5/15/03 (e)

                                                                             13,109,350

TOTAL NONDURABLES                                                            37,657,793

RETAIL & WHOLESALE - 0.7%

DRUG STORES - 0.1%

Rite Aid Corp. 6% 12/15/05 (e)    Baa1       5,500,000                       5,047,350

GENERAL MERCHANDISE STORES -
0.3%

Dayton Hudson Corp. 7.5%          A3         3,500,000                       3,587,605
7/15/06

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa2       3,000,000                       2,964,120

8.5% 6/15/03                      Baa2       2,580,000                       2,731,420

K mart Corp. 12.5% 3/1/05         Ba1        2,510,000                       2,993,175

                                                                             12,276,320

GROCERY STORES - 0.3%

Kroger Co. 6% 7/1/00              Baa3       4,480,000                       4,470,413

Pathmark Stores, Inc. 9.625%      Caa1       9,150,000                       9,287,250
5/1/03

Pueblo Xtra  International,
Inc.:

Series C, 9.5% 8/1/03             B3         820,000                         762,600

9.5% 8/1/03                       B3         1,820,000                       1,692,600

                                                                             16,212,863

TOTAL RETAIL & WHOLESALE                                                     33,536,533

SERVICES - 0.1%

PRINTING - 0.0%

Sullivan Graphics, Inc.           Caa1       1,430,000                       1,487,200
12.75% 8/1/05



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

SERVICES - 0.1%

La Petite Academy, Inc./La        B3        $ 2,880,000                     $ 2,743,200
Petite Academy Holding Co.
10% 5/15/08

Medaphis Corp. 9.5% 2/15/05       Caa1       1,770,000                       1,309,800

                                                                             4,053,000

TOTAL SERVICES                                                               5,540,200

TECHNOLOGY - 0.4%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Federal Data Corp. 10.125%        B3         3,720,000                       3,524,700
8/1/05

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

Comdisco, Inc. 6.375% 11/30/01    Baa1       8,300,000                       8,278,005

ELECTRONICS - 0.1%

Fairchild  Semiconductor Corp.:

10.125% 3/15/07                   B3         1,415,000                       1,376,088

10.375% 10/1/07 (e)               B3         2,190,000                       2,157,150

11.74% 3/15/08 pay-in-kind (h)    -          3,345,803                       3,063,952

                                                                             6,597,190

TOTAL TECHNOLOGY                                                             18,399,895

TRANSPORTATION - 0.9%

AIR TRANSPORTATION - 0.4%

Atlas Air, Inc. 9.25% 4/15/08     B3         4,810,000                       4,593,550

Continental Airlines, Inc.
Pass Through  Trust
Certificates:

7.434% 3/15/06                    Baa1       1,110,000                       1,114,329

7.73% 9/15/12                     Baa1       725,000                         728,263

Delta Air Lines, Inc. 9.875%      Baa3       1,500,000                       1,542,600
5/15/00

Kitty Hawk, Inc. 9.95%            B1         3,125,000                       3,101,563
11/15/04

Qantas Airways Ltd. 7.75%         Baa1       4,370,000                       4,359,075
6/15/09 (e)

US Airways Group, Inc.            Ba2        2,480,000                       2,542,000
10.375% 3/1/13

                                                                             17,981,380

RAILROADS - 0.5%

Burlington Northern Santa Fe
Corp.:

6.125% 3/15/09                    Baa2       6,450,000                       6,033,653

7.29% 6/1/36                      Baa2       3,000,000                       3,016,500

Canadian National Railway Co.     Baa2       3,390,000                       3,148,700
6.9% 7/15/28

CSX Corp.:

6.25% 10/15/08                    Baa2       2,385,000                       2,229,570

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

RAILROADS - CONTINUED

CSX Corp.: - continued

6.46% 6/22/05                     Baa2      $ 5,120,000                     $ 4,951,296

Norfolk Southern Corp. 7.05%      Baa1       6,610,000                       6,716,950
5/1/37

Wisconsin Central                 Baa2       1,810,000                       1,720,423
Transportation Corp. 6.625%
4/15/08

                                                                             27,817,092

SHIPPING - 0.0%

Holt Group, Inc. 9.75%            Caa1       840,000                         571,200
1/15/06 (e)

TOTAL TRANSPORTATION                                                         46,369,672

UTILITIES - 3.0%

CELLULAR - 0.7%

Cable & Wireless                  Baa1       7,995,000                       7,881,871
Communications PLC 6.375%
3/6/03

McCaw International Ltd. 0%       Caa1       8,350,000                       5,051,750
4/15/07 (c)

Millicom International            Caa1       3,290,000                       2,401,700
Cellular SA 0% 6/1/06 (c)

Nextel  Communications, Inc.:

0% 10/31/07 (c)                   B2         11,930,000                      8,380,825

12% 11/1/08                       B2         1,370,000                       1,541,250

Nextel International, Inc. 0%     Caa1       3,420,000                       1,727,100
4/15/08 (c)

Rogers Cantel, Inc. 8.8%          B2         1,200,000                       1,200,000
10/1/07

Rogers Communications, Inc.       B2         4,630,000                       4,676,300
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -          1,150,000                       649,750
4/15/09 (c)(e)

Tritel Pcs, Inc. 0% 5/15/09       B3         2,400,000                       1,308,000
(c)(e)

                                                                             34,818,546

ELECTRIC UTILITY - 0.4%

Avon Energy  Partners Holdings:

6.46% 3/4/08 (e)                  Baa2       3,960,000                       3,782,315

6.73% 12/11/02 (e)                Baa2       4,910,000                       4,895,123

Hydro-Quebec yankee 7.4%          A2         2,620,000                       2,858,944
3/28/25 (d)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (e)                A3         4,670,000                       4,162,138

yankee 7.875% 12/15/26 (e)        A3         1,960,000                       1,813,333



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Texas Utilities Co. 6.375%        Baa3      $ 1,930,000                     $ 1,849,596
1/1/08

                                                                             19,361,449

GAS - 0.1%

CMS Panhandle Holding Co.         Baa3       2,550,000                       2,480,385
6.125% 3/15/04 (e)

TELEPHONE SERVICES - 1.8%

AT&T Corp. 6.5% 3/15/29           A1         3,800,000                       3,430,412

Covad Communications Group,
Inc.:

0% 3/15/08 (c)                    B3         2,370,000                       1,297,575

12.5% 2/15/09                     B3         1,370,000                       1,318,625

GST Network Funding, Inc. 0%      -          3,310,000                       1,886,700
5/1/08 (c)(e)

GST Equipment Funding, Inc.       -          1,685,000                       1,798,738
13.25% 5/1/07

GST Telecommunications, Inc.      -          930,000                         1,009,050
12.75% 11/15/07

GTE Corp. 5.135% 6/12/00 (g)      -          7,650,000                       7,645,183

ICG Services, Inc. 0% 5/1/08      -          5,205,000                       2,810,700
(c)

Intermedia Communications,        B2         1,880,000                       1,748,400
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B3         4,320,000                       4,104,000
4/15/08

KMC Telecom Holdings, Inc.        Caa2       3,240,000                       3,248,100
13.5% 5/15/09 (e)

Level 3 Communications, Inc.      B3         3,490,000                       2,172,525
0% 12/1/08 (c)

Logix Communications              -          4,730,000                       4,186,050
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         4,560,000                       4,461,048

8.875% 1/15/06                    A3         3,139,000                       3,341,842

McLeodUSA, Inc.:

0% 3/1/07 (c)                     B2         1,845,000                       1,416,038

8.125% 2/15/09 (e)                B2         3,430,000                       3,198,475

9.25% 7/15/07                     B2         1,330,000                       1,320,025

9.5% 11/1/08                      B2         3,140,000                       3,147,850

NEXTLINK Communications, Inc.:

9.625% 10/1/07                    B3         4,870,000                       4,723,900

10.75% 11/15/08                   B3         1,350,000                       1,387,125

Ono Finance PLC 13% 5/1/09        -          1,740,000                       1,792,200
unit (e)

Pathnet, Inc. 12.25% 4/15/08      -          4,970,000                       2,733,500

Rhythms NetConnections, Inc.      B3         6,310,000                       5,899,850
12.75% 4/15/09 (e)

Telecomunicaciones de P R,        Baa2       3,460,000                       3,340,042
Inc. 6.65% 5/15/06 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Teligent, Inc.:

0% 3/1/08 (c)                     Caa1      $ 8,295,000                     $ 4,894,050

11.5% 12/1/07                     Caa1       4,250,000                       4,186,250

WinStar  Communications, Inc.:

0% 10/15/05 (c)                   Caa1       880,000                         770,000

0% 10/15/05 (c)                   Caa1       1,200,000                       1,656,000

0% 3/15/08 (c)                    CCC        8,150,000                       7,131,250

15% 3/1/07                        CCC        420,000                         483,000

                                                                             92,538,503

TOTAL UTILITIES                                                              149,198,883

TOTAL NONCONVERTIBLE BONDS                                                   939,863,964

TOTAL CORPORATE BONDS                                                        949,763,989
(Cost $972,363,586)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 4.7%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.8%

Fannie Mae:

6.25% 5/15/29                     Aaa        9,755,000                       9,268,811

6.5% 4/29/09                      Aaa        5,950,000                       5,753,829

Farm Credit Systems Financial     Aaa        2,000,000                       2,242,180
Assistance Corp. 8.8% 6/10/05

Federal Home Loan Bank:

5.195% 9/11/01                    Aaa        9,500,000                       9,391,605

7.31% 6/16/04                     Aaa        2,500,000                       2,612,100

7.59% 3/10/05                     Aaa        3,850,000                       4,074,994

Freddie Mac 6.75% 8/1/05          Aaa        2,500,000                       2,551,550

U.S. Department of Housing        Aaa        2,825,000                       2,950,317
and Urban Development
government guaranteed
participation certificates
Series 1996-A, 7.63% 8/1/14

TOTAL U.S. GOVERNMENT AGENCY                                                 38,845,386
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
3.9%

U.S. Treasury Bills, yield at     -          12,550,000                      12,474,744
date of purchase 4.25% to
4.78% 7/1/99 to 9/30/99 (j)

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        18,935,000                      20,526,676



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

7.625% 2/15/25                    Aaa       $ 17,790,000                    $ 20,983,839

8.875% 8/15/17                    Aaa        5,937,000                       7,584,518

11.75% 2/15/10 (callable)         Aaa        15,045,000                      19,057,802

12% 8/15/13                       Aaa        3,740,000                       5,251,184

13.875% 5/15/11 (callable)        Aaa        21,150,000                      30,280,878

U.S. Treasury Notes:

6.25% 10/31/01                    Aaa        820,000                         831,660

6.625% 6/30/01                    Aaa        9,600,000                       9,793,536

7% 7/15/06                        Aaa        66,979,000                      70,945,496

7.25% 8/15/04                     Aaa        1,404,000                       1,493,505

TOTAL U.S. TREASURY                                                          199,223,838
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                    238,069,224
GOVERNMENT AGENCY OBLIGATIONS
(Cost $247,069,943)

U.S. GOVERNMENT AGENCY  -
MORTGAGE SECURITIES - 9.8%



FANNIE MAE - 8.0%

6% 1/1/11 to 1/1/29               Aaa        62,763,583                      59,856,450

6.5% 7/1/14 to 7/1/29             Aaa        158,904,928                     153,727,836

7% 8/1/13 to 7/1/29               Aaa        183,900,768                     181,968,397

7.5% 7/1/16 to 4/1/29             Aaa        6,468,585                       6,537,671

                                                                             402,090,354

FREDDIE MAC - 0.1%

7% 4/1/01 to 8/1/01               Aaa        1,076,431                       1,081,908

7.5% 7/1/29                       Aaa        4,597,500                       4,663,589

8.5% 7/1/21 to 6/1/23             Aaa        55,328                          57,935

                                                                             5,803,432

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.7%

6% 12/15/08 to 6/15/09            Aaa        2,843,883                       2,774,932

6.5% 6/15/08 to 5/15/29           Aaa        43,384,645                      42,153,500

7% 7/15/28                        Aaa        19,559,683                      19,296,800

7.5% 9/15/22 to 7/15/29           Aaa        18,150,068                      18,363,502

7.5% 7/15/29 (l)                  Aaa        3,000,000                       3,040,313

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

8% 5/15/25                        Aaa       $ 107,592                       $ 110,684

8.5% 12/15/16                     Aaa        26,383                          27,784

                                                                             85,767,515

TOTAL U.S. GOVERNMENT AGENCY                                                 493,661,301
- MORTGAGE SECURITIES
(Cost $501,428,478)

ASSET-BACKED SECURITIES - 1.4%



Airplanes Pass Through Trust      Ba2        3,160,000                       2,986,200
10.875% 3/15/19

ARG Funding Corp. 5.88%           Aaa        5,830,000                       5,758,036
5/20/03 (e)

BankAmerica Manufacturing         Aaa        3,730,000                       3,684,541
Housing Contract 6.2% 4/10/09

Capita Equipment Receivables      Baa2       2,950,000                       2,877,312
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        1,754,273                       1,743,925
Trust 5.91% 12/15/04

CIT Marine Trust 5.8% 4/15/10     Aaa        5,920,000                       5,706,880

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        2,430,134                       2,422,540

6.55% 8/15/02                     Aaa        1,280,388                       1,284,389

CPS Auto Receivables Trust 6%     Aaa        3,938,434                       3,917,511
8/15/03

CSXT Trade Receivables Master     Aaa        4,600,000                       4,522,804
Trust 6% 7/25/04

Ford Credit Auto  Owner Trust:

6.2% 12/15/02                     Baa3       2,680,000                       2,639,773

6.4% 5/15/02                      A1         3,120,000                       3,129,204

6.4% 12/15/02                     Baa3       1,480,000                       1,453,360

Green Tree Financial Corp.:

6.68% 1/15/29                     AAA        6,680,000                       6,711,262

6.8% 6/15/27                      Aaa        1,340,754                       1,344,937

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        4,790,000                       4,736,113

6.3% 10/15/03                     A2         2,132,253                       2,128,921

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                      Aaa        1,424,708                       1,437,620

6.7% 3/15/02                      Aaa        1,343,566                       1,353,979

Petroleum Enhanced Trust          Baa2       2,535,754                       2,519,906
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (e)(g)



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

UAF Auto Grantor Trust 6.1%       Aaa       $ 3,503,158                     $ 3,493,305
1/15/03 (e)

WFS Financial Owner Trust         Aaa        4,430,000                       4,452,150
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                                               70,304,668
(Cost $71,104,937)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.0%



PRIVATE SPONSOR - 0.0%

Credit-Based Asset Servicing      Ba3        1,140,906                       516,260
and Securitization LLC
Series 1997 2 Class 2-B,
7.1917% 12/29/25 (e)(f)(g)
(Cost $606,463)

COMMERCIAL MORTGAGE
SECURITIES - 2.2%



Bankers Trust REMIC Trust         Ba2        1,000,000                       930,938
1988-1 Series 1998-S1A Class
G, 7.6558% 11/28/02 (e)(g)

Berkeley Federal Bank & Trust     -          1,900,000                       1,316,938
FSB Series 1994 Class 1-B
7.5777% 8/1/24 (e)(g)

BKB Commercial Mortgage Trust     BBB        1,800,000                       1,803,938
Series 1997-C1 Class D,
7.83% 2/25/43 (e)(g)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-3PI, 7.08% 11/1/07        AA         3,000,000                       3,000,000

Class B, 7.48% 2/1/08             A          2,320,000                       2,324,350

CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2       5,730,000                       5,391,572
1/17/35

Series 1998 C1 Class D, 7.17%     BBB        5,050,000                       4,660,203
1/17/12

Series 1998 FLI Class E,          Baa2       5,490,000                       5,380,200
5.7675% 1/10/13 (e)(g)

Deutsche Mortgage & Asset         Baa2       4,260,000                       3,988,092
Receiving Corp. Series
1998-C1 Class D, 7.231%
7/15/12

DLJ Mortgage Acceptance Corp.     -          600,000                         581,250
Series 1993-MF12 Class B-2,
10.1% 9/18/03 (e)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Equitable Life Assurance
Society of the United States
(The):

sequential pay Series 174         Aaa       $ 7,680,000                     $ 7,863,782
Class A1, 7.24% 5/15/06 (e)

Series 174:

Class B1, 7.33% 5/15/06 (e)       Aa2        3,500,000                       3,565,170

Class C1, 7.52% 5/15/06 (e)       A2         2,300,000                       2,346,966

Class D1, 7.77% 5/15/06 (e)       Baa2       2,200,000                       2,228,094

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.0547% 4/13/39 (g)      -          1,100,000                       894,438

Class E, 8.0547% 4/1/39 (g)       -          1,600,000                       1,168,000

First Union-Lehman Brothers       Aa2        8,640,000                       8,425,350
Commercial MortgageTrust
sequential pay Series
1997-C2 Class B, 6.79%
11/18/29

FMAC Loan Receivables Trust:

Series 1997-A Class E,            -          500,000                         363,594
8.1088% 4/15/19 (e)(g)

Series 1997-B Class E,            -          750,000                         510,938
7.8912% 9/15/19 (e)(g)

GAFCO Franchisee Loan Trust       -          1,300,000                       1,081,031
Series 1998-1 Class D, 14%
6/1/16 (e)(g)

General Motors Acceptance         Ba3        750,000                         608,475
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (e)

GS Mortgage Securities Corp.
II:

Series 1997-GL Class A2-B,        Aaa        5,080,000                       5,124,552
6.86% 7/13/30

Series 1998-GLII:

Class D, 6.9697% 4/13/31          Baa2       1,470,000                       1,347,755
(e)(g)

Class E, 6.9697% 4/13/31          Baa3       4,930,000                       4,287,966
(e)(g)

LTC Commercial Mortgage Pass      AAA        3,127,548                       2,989,154
Through Certificates Series
1998-1 Class A, 6.029%
5/30/30 (e)

Morgan Stanley  Capital I,
Inc.:

Series 1996-MBL1 Class E,         -          1,750,484                       1,711,098
8.1666% 5/25/21 (e)(g)

Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       4,189,000                       3,882,679



MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Class E, 7.35% 12/15/12           Baa3      $ 1,445,000                     $ 1,220,122

Series 1998-HF1 Class D, 7.1%     BBB        5,790,000                       5,600,921
2/15/30 (g)

Nomura Asset Securities Corp.     Baa2       4,260,000                       3,952,648
Series 1998-D6 Class A-4,
7.5965% 3/17/28 (g)

Nomura Depositor Trust            -          800,000                         704,750
floater Series 1998-ST1A
Class B-2, 9.2375% 1/15/03
(e)(g)

Penn Mutual Life Insurance
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML:

Class K, 7.9% 11/15/26 (e)        -          1,473,000                       934,795

Class L, 7.9% 11/15/26 (e)        -          1,133,000                       583,268

Resolution Trust Corp. Series     Ba3        358,419                         290,319
1991 M2 Class A3, 7.2498%
9/25/20 (g)

Structured Asset  Securities
Corp.:

sequential pay Series 1996        AAA        225,373                         224,105
Class A-2A, 7.75% 2/25/28

Series 1995-C1 Class E,           BB         1,200,000                       1,106,625
7.375% 9/25/24 (e)

Series 1996 CFL:

Class E, 7.75% 2/25/28            BB+        2,390,000                       2,308,591

Class G, 7.75% 2/25/28 (e)        B          1,000,000                       885,000

Thirteen Affiliates of
General Growth Properties,
Inc.:

sequential pay Series 1 Class     Aaa        4,200,000                       4,116,420
A2, 6.602% 12/15/10 (e)

Series D-2, 6.992% 12/15/10       Baa2       4,120,000                       3,971,186
(e)

Series E-2, 7.224% 12/15/10       Baa3       2,450,000                       2,311,673
(e)

Wells Fargo Capital Markets       Aaa        2,676,825                       2,682,714
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (e)

TOTAL COMMERCIAL MORTGAGE                                                  108,669,660
SECURITIES
(Cost $112,683,878)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (K) - 0.2%



Israeli State euro 6.375%         A3         3,350,000                       3,332,647
12/19/01

Korean Republic yankee:

8.75% 4/15/03                     Baa3       2,300,000                       2,405,524

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (K) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (I)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Korean Republic yankee: -
continued

8.875% 4/15/08                    Baa3      $ 1,868,000                     $ 1,973,449

Newfoundland Province yankee      Baa1       2,000,000                       2,582,000
11.625% 10/15/07

TOTAL FOREIGN GOVERNMENT AND                                                 10,293,620
GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,341,348)

SUPRANATIONAL OBLIGATIONS -
0.1%



Inter American Development        Aaa        4,750,000                       4,710,528
Bank yankee 6.29% 7/16/27
(Cost $4,720,123)



BANK NOTES - 0.2%



Key Bank NA 4.96% 8/20/99 (g)         10,500,000                      10,497,731
(Cost $10,485,878)

CERTIFICATES OF DEPOSIT - 2.2%



Barclays Bank PLC euro  5.03%         12,500,000                      12,492,833
9/7/99

Bayerische Hypo-und                   13,000,000                      12,891,485
Vereinsbank AG yankee 4.92%
5/15/00 (g)

Canadian Imperial Bank of             11,000,000                      10,993,101
Commerce yankee 4.88%
4/13/00 (g)

Commerzbank AG yankee 5.58%           11,600,000                      11,574,799
6/12/00

Credit Agricole Indosuez              12,600,000                      12,592,647
yankee 5% 9/1/99

Deutsche Bank AG yankee 5.1%          12,000,000                      11,949,773
2/11/00

Fleet National Bank 5.1388%           12,000,000                      12,012,823
5/5/00 (g)

Halifax PLC euro 4.98% 8/31/99        12,600,000                      12,593,225

Societe Generale, France              12,500,000                      12,450,364
yankee 5.16% 2/22/00

TOTAL CERTIFICATES OF DEPOSIT                                        109,551,050
(Cost $109,769,350)

COMMERCIAL PAPER - 2.0%



Abbey National North America          11,000,000                      10,747,024
yankee 5.07% 12/6/99

BankAmerica Corp. 4.82%               8,000,000                       7,946,106
8/17/99

CIESCO L.P. 5.82% 7/1/99              13,000,000                      12,997,898

Citibank Credit Card Master           6,000,000                       5,963,783
Trust I (Dakota Certificate
Program) 4.83% 8/11/99



                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

General Electric Capital             $ 11,600,000                    $ 11,500,626
Corp. 4.94% 8/30/99

Generale de Banque SA yankee          10,000,000                      9,909,700
4.92% 9/2/99

Morgan (JP) & Co., Inc. 5.07%         13,000,000                      12,699,136
12/7/99

New Center Asset Trust 4.95%          12,000,000                      11,921,186
8/16/99

Three Rivers Funding Corp.            13,000,000                      12,962,733
5.07% 7/21/99

Triple A One Funding Corp.            5,000,000                       4,982,361
5.05% 7/26/99

TOTAL COMMERCIAL PAPER                                                101,630,553
(Cost $101,654,627)



CASH EQUIVALENTS - 3.4%

                                MATURITY AMOUNT

Investments in repurchase       $ 256,036                          256,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.1%,
dated 6/30/99 due 7/1/99

                                SHARES

Taxable Central Cash Fund (b)    173,562,124                       173,562,124

TOTAL CASH EQUIVALENTS                                             173,818,124
(Cost $173,818,124)

TOTAL INVESTMENT IN                                              $ 5,033,839,429
SECURITIES - 100%
(Cost $4,358,875,678)



FUTURES CONTRACTS

                         EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

296 S&P 500 Stock Index  Sept. 1999           $ 102,245,800               $ 3,593,297
Contracts


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 2.0%

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $198,445,877 or 4.0% of net assets.

(f) Partial interest payment received on the last interest payment date.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE  ACQUISITION COST

Alliance Gaming Corp.          7/28/98           $ 259,200

Fairchild Semiconductor Corp.  4/3/97 - 3/15/99  $ 2,779,500
11.74% 3/15/08 pay-in-kind

Goldman Sachs Group L.P.       1/25/99           $ 12,900,000
5.295% 7/27/00

(i) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,317,500.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment advisor, based principally on S&P and Moody's ratings of the soveign credit of the issuing government.

(l) Security purchased as a delayed delivery or when-issued basis.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,384,804,403 and $2,266,764,669, respectively, of which long-term U.S. government and government agency obligations aggregated $908,361,381 and $682,769,676, respectively.

The market value of futures contracts opened and closed during the period amounted to $209,513,471 and $185,948,110, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $52,700 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $11,430,000. The weighted average interest rate was 5.1%.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        20.4%      AAA, AA, A    19.4%

Baa               7.3%       BBB           7.3%

Ba                1.5%       BB            2.0%

B                 5.0%       B             4.8%

Caa               1.1%       CCC           1.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $4,359,257,554. Net unrealized appreciation aggregated $674,581,875, of which $779,081,682 related to appreciated investment securities and $104,499,807 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 5,033,839,429
value (including repurchase
agreements of $256,000)
(cost $4,358,875,678) -  See
accompanying schedule

Cash                                          48,114

Receivable for investments                    7,966,923
sold

Receivable for fund shares                    2,009,322
sold

Dividends receivable                          2,128,934

Interest receivable                           27,338,824

Receivable for daily                          1,850,000
variation on futures
contracts

Other receivables                             150,915

 TOTAL ASSETS                                 5,075,332,461

LIABILITIES

Payable for investments        $ 89,442,894
purchased Regular delivery

 Delayed delivery               3,050,625

Payable for fund shares         2,727,654
redeemed

Accrued management fee          2,150,496

Distribution fees payable       1,156

Other payables and  accrued     378,180
expenses

 TOTAL LIABILITIES                            97,751,005

NET ASSETS                                   $ 4,977,581,456

Net Assets consist of:

Paid in capital                              $ 4,022,762,237

Undistributed net investment                  80,907,466
income

Accumulated undistributed net                 195,353,592
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   678,558,161
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 4,977,581,456

INITIAL CLASS: NET ASSET                      $17.69
VALUE, offering price   and
redemption price per share
($4,962,349,046 (divided by)
  280,515,406 shares)

SERVICE CLASS: NET ASSET                      $17.62
VALUE, offering price   and
redemption price per share
($15,232,410 (divided by)
864,650 shares)

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JUNE 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                               $ 18,547,577
Dividends

Interest                                         77,416,051

 TOTAL INCOME                                    95,963,628

EXPENSES

Management fee                   $ 13,106,567

Transfer agent fees               1,637,253

Distribution fees - Service       4,736
Class

Accounting fees and expenses      473,427

Non-interested trustees'          13,646
compensation

Custodian fees and expenses       53,421

Registration fees                 19,125

Audit                             20,449

Interest                          1,619

Miscellaneous                     50,162

 Total expenses before            15,380,405
reductions

 Expense reductions               (206,576)      15,173,829

NET INVESTMENT INCOME                            80,789,799

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            200,068,666

 Foreign currency transactions    (3,601)

 Futures contracts                2,027,184      202,092,249

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (30,349,500)

 Assets and liabilities in        (13)
foreign currencies

 Futures contracts                366,380        (29,983,133)

NET GAIN (LOSS)                                  172,109,116

NET INCREASE (DECREASE) IN                      $ 252,898,915
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                               $ 191,937
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                              14,639

                                                $ 206,576

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 80,789,799               $ 160,471,734
income

 Net realized gain (loss)       202,092,249                201,707,185

 Change in net unrealized       (29,983,133)               287,626,860
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     252,898,915                649,805,779
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (161,497,855)              (139,636,837)
From net investment income

 From net realized gain         (204,563,949)              (418,910,515)

 TOTAL DISTRIBUTIONS            (366,061,804)              (558,547,352)

Share transactions - net        179,476,167                420,062,178
increase (decrease)

  TOTAL INCREASE (DECREASE)     66,313,278                 511,320,605
IN NET ASSETS

NET ASSETS

 Beginning of period            4,911,268,178              4,399,947,573

 End of period (including      $ 4,977,581,456            $ 4,911,268,178
undistributed net investment
income of $80,907,466 and
$159,730,084, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED  JUNE 30,                  YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                      DOLLARS         SHARES                        DOLLARS

Share transactions Initial   11,272,919                 $ 195,602,339    23,406,455                   $ 397,953,748
Class  Sold

  Reinvested                 21,655,706                  365,548,318     34,542,119                    558,546,057

  Redeemed                   (22,552,618)                (391,075,196)   (32,078,907)                  (541,870,122)

  Net increase (decrease)    10,376,007                 $ 170,075,461    25,869,667                   $ 414,629,683

 Service Class  Sold         551,723                    $ 9,538,282      330,869                      $ 5,609,677

  Reinvestment               30,528                      513,486         80                            1,295

  Redeemed                   (38,114)                    (651,062)       (11,004)                      (178,477)

  Net increase (decrease)    544,137                    $ 9,400,706      319,945                      $ 5,432,495

Distributions From net                                  $ 161,271,317                                 $ 139,636,513
investment income  Initial
Class

  Service Class                                          226,538                                       324

  Total                                                 $ 161,497,855                                 $ 139,636,837

 From net realized gain                                 $ 204,277,001                                 $ 418,909,543
Initial Class

  Service Class                                          286,948                                       972

  Total                                                 $ 204,563,949                                 $ 418,910,515

                                                        $ 366,061,804                                 $ 558,547,352


FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 18.16                         $ 18.01             $ 16.93      $ 15.79      $ 13.79
period

Income from Investment
Operations

Net investment income             .29 D                           .59 D               .57 D        .63          .30

Net realized and unrealized       .60                             1.84                2.58         1.55         1.99
gain (loss)

Total from investment             .89                             2.43                3.15         2.18         2.29
operations

Less Distributions

From net investment income        (.60)                           (.57)               (.59)        (.57)        (.29)

From net realized gain            (.76)                           (1.71)              (1.48)       (.47)        -

 Total distributions              (1.36)                          (2.28)              (2.07)       (1.04)       (.29)

Net asset value, end of period   $ 17.69                         $ 18.16             $ 18.01      $ 16.93      $ 15.79

TOTAL RETURN B, C                 5.26%                           15.05%              20.65%       14.60%       16.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,962,349                     $ 4,905,468         $ 4,399,937  $ 3,641,194  $ 3,332,844
(000 omitted)

Ratio of expenses to average      .64% A                          .64%                .65%         .74%         .81%
net assets

Ratio of expenses to average      .63% A, F                       .63% F              .64% F       .73% F       .79% F
net assets after  expense
reductions

Ratio of net investment           3.34% A                         3.46%               3.43%        3.60%        3.54%
income to average net assets

Portfolio turnover                102% A                          113%                101%         168%         256%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.42
period

Income from Investment
Operations

Net investment income             .45

Net realized and unrealized       (1.33)
gain (loss)

Total from investment             (.88)
operations

Less Distributions

From net investment income        (.29)

From net realized gain            (.46)

 Total distributions              (.75)

Net asset value, end of period   $ 13.79

TOTAL RETURN B, C                 (6.09)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,290,527
(000 omitted)

Ratio of expenses to average      .81%
net assets

Ratio of expenses to average      .80% F
net assets after  expense
reductions

Ratio of net investment           4.07%
income to average net assets

Portfolio turnover                85%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 18.10                         $ 17.99                   $ 17.60
period

Income from Investment
Operations

Net investment income D           .27                             .57                       .10

Net realized and unrealized       .61                             1.82                      .29
gain (loss)

Total from investment             .88                             2.39                      .39
operations

Less Distributions

From net investment income        (.60)                           (.57)                     -

From net realized gain            (.76)                           (1.71)                    -

Total distributions               (1.36)                          (2.28)                    -

Net asset value, end of period   $ 17.62                         $ 18.10                   $ 17.99

TOTAL RETURN B, C                 5.22%                           14.82%                    2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,232                        $ 5,801                   $ 10
(000 omitted)

Ratio of expenses to average      .75% A                          .78%                      .75% A
net assets

Ratio of expenses to average      .74% A, F                       .77% F                    .75% A
net assets after  expense
reductions

Ratio of net investment           3.23% A                         3.49%                     3.52% A
income to average net assets

Portfolio turnover                102% A                          113%                      101%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999      PAST 1 YEAR  LIFE OF FUND

VIP III: BALANCED - "INITIAL     10.06%       15.23%
CLASS"

Fidelity Balanced Composite      15.21%       21.32%

 S&P 500 (registered trademark)  22.76%       30.11%

 LB Aggregate Bond               3.15%        8.55%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III BALANCED            60 S&P/40 LB AGG
S&P 500                     LB AGGREGATE BOND
             00616                       F0021
SP001                       LB001
  1995/01/03      10000.00                    10000.00
   10000.00                    10000.00
  1995/01/31       9990.00                    10242.08
   10261.28                    10213.32
  1995/02/28      10190.00                    10579.07
   10661.16                    10456.40
  1995/03/31      10260.00                    10792.19
   10975.77                    10520.18
  1995/04/30      10390.00                    11043.33
   11299.00                    10667.46
  1995/05/31      10610.00                    11479.12
   11750.63                    11080.29
  1995/06/30      10740.00                    11672.64
   12023.59                    11161.18
  1995/07/31      10880.00                    11894.60
   12422.30                    11136.63
  1995/08/31      10920.00                    11970.09
   12453.48                    11271.38
  1995/09/30      11020.00                    12319.61
   12979.01                    11380.71
  1995/10/31      10890.00                    12357.29
   12932.68                    11528.66
  1995/11/30      11210.00                    12756.92
   13500.42                    11701.59
  1995/12/31      11391.59                    12975.78
   13760.44                    11865.41
  1996/01/31      11473.17                    13275.05
   14228.85                    11943.72
  1996/02/29      11319.47                    13256.49
   14360.75                    11735.90
  1996/03/31      11227.28                    13295.97
   14499.04                    11653.75
  1996/04/30      11258.01                    13383.78
   14712.76                    11588.49
  1996/05/31      11380.93                    13580.17
   15092.20                    11565.31
  1996/06/30      11452.64                    13684.00
   15149.70                    11720.29
  1996/07/31      11227.28                    13336.05
   14480.39                    11751.93
  1996/08/31      11298.98                    13495.73
   14785.78                    11731.96
  1996/09/30      11780.44                    14045.39
   15617.92                    11936.09
  1996/10/31      12098.00                    14402.53
   16048.66                    12201.07
  1996/11/30      12733.12                    15154.26
   17261.78                    12409.71
  1996/12/31      12528.25                    14917.76
   16919.83                    12294.30
  1997/01/31      12927.76                    15495.50
   17976.98                    12332.41
  1997/02/28      13144.66                    15583.88
   18117.92                    12363.24
  1997/03/31      12777.20                    15130.49
   17373.45                    12226.01
  1997/04/30      13260.15                    15763.24
   18410.65                    12409.40
  1997/05/31      13785.10                    16398.94
   19531.49                    12527.29
  1997/06/30      14289.05                    16917.81
   20406.50                    12676.37
  1997/07/31      15086.97                    17908.21
   22030.24                    13018.63
  1997/08/31      14383.54                    17245.39
   20796.11                    12907.97
  1997/09/30      14960.98                    17914.20
   21935.11                    13099.01
  1997/10/31      14646.01                    17659.10
   21202.48                    13288.94
  1997/11/30      15002.98                    18182.06
   22183.94                    13350.07
  1997/12/31      15307.44                    18442.83
   22564.84                    13484.91
  1998/01/31      15475.43                    18659.64
   22814.41                    13657.52
  1998/02/28      16051.56                    19461.11
   24459.78                    13646.59
  1998/03/31      16655.17                    20085.54
   25712.37                    13692.99
  1998/04/30      16789.31                    20248.55
   25971.03                    13764.19
  1998/05/31      16789.31                    20116.65
   25524.59                    13894.95
  1998/06/30      17169.36                    20675.20
   26561.40                    14012.83
  1998/07/31      17158.18                    20560.63
   26278.52                    14042.56
  1998/08/31      15302.64                    18910.90
   22479.17                    14271.13
  1998/09/30      16174.52                    19814.85
   23919.19                    14605.24
  1998/10/31      16766.95                    20740.08
   25864.77                    14528.18
  1998/11/30      17392.92                    21541.30
   27432.44                    14610.46
  1998/12/31      18007.71                    22311.94
   29013.09                    14654.40
  1999/01/31      18208.91                    22935.54
   30226.42                    14759.07
  1999/02/28      17885.34                    22347.65
   29286.98                    14501.38
  1999/03/31      18332.47                    22933.73
   30458.76                    14581.84
  1999/04/30      18920.81                    23495.74
   31638.42                    14628.06
  1999/05/31      18497.20                    23080.20
   30891.44                    14499.33
  1999/06/30      18897.27                    23819.28
   32605.92                    14453.03
IMATRL PRASUN   SHR__CHT 19990630 19990716 120128 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Balanced Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $18,897 - an 88.97% increase on the initial investment. For comparison, look at how the both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $32,606 - a 226.06% increase. If $10,000 was put in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,453 - a 44.53% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,819 - a 138.19% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              3.1

International Business          2.2
Machines Corp.

Exxon Corp.                     1.9

SBC Communications, Inc.        1.7

General Electric Co.            1.7

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         14.4

UTILITIES                       12.7

ENERGY                          8.6

TECHNOLOGY                      8.1

HEALTH                          6.5

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                 65.7%

Bonds                  27.8%

Short-term Investments  6.5%

* FOREIGN INVESTMENTS   4.1%

Row: 1, Col: 1, Value: 65.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 27.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.5

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  LIFE OF FUND

VIP III: BALANCED - SERVICE   9.95%        15.15%
CLASS

Fidelity Balanced Composite   15.21%       21.32%

 S&P 500                      22.76%       30.11%

 LB Aggregate Bond            3.15%        8.55%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III BALANCED - SC       60 S&P/40 LB AGG
S&P 500                     LB AGGREGATE BOND
             00469                       F0021
SP001                       LB001
  1995/01/03      10000.00                    10000.00
   10000.00                    10000.00
  1995/01/31       9990.00                    10242.08
   10261.28                    10213.32
  1995/02/28      10190.00                    10579.07
   10661.16                    10456.40
  1995/03/31      10260.00                    10792.19
   10975.77                    10520.18
  1995/04/30      10390.00                    11043.33
   11299.00                    10667.46
  1995/05/31      10610.00                    11479.12
   11750.63                    11080.29
  1995/06/30      10740.00                    11672.64
   12023.59                    11161.18
  1995/07/31      10880.00                    11894.60
   12422.30                    11136.63
  1995/08/31      10920.00                    11970.09
   12453.48                    11271.38
  1995/09/30      11020.00                    12319.61
   12979.01                    11380.71
  1995/10/31      10890.00                    12357.29
   12932.68                    11528.66
  1995/11/30      11210.00                    12756.92
   13500.42                    11701.59
  1995/12/31      11391.59                    12975.78
   13760.44                    11865.41
  1996/01/31      11473.17                    13275.05
   14228.85                    11943.72
  1996/02/29      11319.47                    13256.49
   14360.75                    11735.90
  1996/03/31      11227.28                    13295.97
   14499.04                    11653.75
  1996/04/30      11258.01                    13383.78
   14712.76                    11588.49
  1996/05/31      11380.93                    13580.17
   15092.20                    11565.31
  1996/06/30      11452.64                    13684.00
   15149.70                    11720.29
  1996/07/31      11227.28                    13336.05
   14480.39                    11751.93
  1996/08/31      11298.98                    13495.73
   14785.78                    11731.96
  1996/09/30      11780.44                    14045.39
   15617.92                    11936.09
  1996/10/31      12098.00                    14402.53
   16048.66                    12201.07
  1996/11/30      12733.12                    15154.26
   17261.78                    12409.71
  1996/12/31      12528.25                    14917.76
   16919.83                    12294.30
  1997/01/31      12927.76                    15495.50
   17976.98                    12332.41
  1997/02/28      13144.66                    15583.88
   18117.92                    12363.24
  1997/03/31      12777.20                    15130.49
   17373.45                    12226.01
  1997/04/30      13260.15                    15763.24
   18410.65                    12409.40
  1997/05/31      13785.10                    16398.94
   19531.49                    12527.29
  1997/06/30      14289.05                    16917.81
   20406.50                    12676.37
  1997/07/31      15086.97                    17908.21
   22030.24                    13018.63
  1997/08/31      14383.54                    17245.39
   20796.11                    12907.97
  1997/09/30      14960.98                    17914.20
   21935.11                    13099.01
  1997/10/31      14646.01                    17659.10
   21202.48                    13288.94
  1997/11/30      15002.98                    18182.06
   22183.94                    13350.07
  1997/12/31      15317.94                    18442.83
   22564.84                    13484.91
  1998/01/31      15464.93                    18659.64
   22814.41                    13657.52
  1998/02/28      16029.90                    19461.11
   24459.78                    13646.59
  1998/03/31      16633.54                    20085.54
   25712.37                    13692.99
  1998/04/30      16756.50                    20248.55
   25971.03                    13764.19
  1998/05/31      16756.50                    20116.65
   25524.59                    13894.95
  1998/06/30      17136.57                    20675.20
   26561.40                    14012.83
  1998/07/31      17125.39                    20560.63
   26278.52                    14042.56
  1998/08/31      15280.94                    18910.90
   22479.17                    14271.13
  1998/09/30      16130.51                    19814.85
   23919.19                    14605.24
  1998/10/31      16734.14                    20740.08
   25864.77                    14528.18
  1998/11/30      17348.96                    21541.30
   27432.44                    14610.46
  1998/12/31      17963.77                    22311.94
   29013.09                    14654.40
  1999/01/31      18164.98                    22935.54
   30226.42                    14759.07
  1999/02/28      17841.40                    22347.65
   29286.98                    14501.38
  1999/03/31      18288.61                    22933.73
   30458.76                    14581.84
  1999/04/30      18877.05                    23495.74
   31638.42                    14628.06
  1999/05/31      18453.37                    23080.20
   30891.44                    14499.33
  1999/06/30      18841.74                    23819.28
   32605.92                    14453.03
IMATRL PRASUN   SHR__CHT 19990630 19990716 120128 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $18,842 - an 88.42% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 would have grown to $32,606 - a 226.06% increase. If $10,000 was put in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,453 - a 44.53% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,819 - a 138.19% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              3.1

International Business          2.2
Machines Corp.

Exxon Corp.                     1.9

SBC Communications, Inc.        1.7

General Electric Co.            1.7

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         14.4

UTILITIES                       12.7

ENERGY                          8.6

TECHNOLOGY                      8.1

HEALTH                          6.5

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                 65.7%

Bonds                  27.8%

Short-term Investments  6.5%

* FOREIGN INVESTMENTS   4.1%

Row: 1, Col: 1, Value: 65.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 27.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.5

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Kevin Grant)
(photograph of John Avery)

An interview with John Avery (right), Lead Portfolio Manager of
Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. HOW DID THE FUND PERFORM, JOHN?

J. A. Given the fund's mix of equities and fixed-income securities, its returns typically fall somewhere between those of its two benchmark indexes - the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. That was the case for the six months that ended June 30, 1999, as the fund's return trailed the 12.38% return of the S&P 500 but topped the -1.37% return of the Lehman index. The fund's return also fell between the 22.76% return of the S&P and the 3.15% of the Lehman Brothers index for the 12 months that ended June 30, 1999.

Q. OVERALL, WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

J. A. The fund's equity subportfolio benefited from its broad exposure to telecommunications stocks due to growing interest in the Internet and in voice and data solutions. A sizable overweighting in energy, specifically in oil-sensitive stocks such as Exxon, delivered strong returns amid the recovery in oil prices. The fund also was well-positioned in the industrial machinery sector, which benefited from a rotation toward cyclical stocks late in the second quarter. The fund maintained its traditional underweighting in technology throughout a volatile period, which detracted from performance despite its strong holdings there. In addition, weakness in finance holdings amid deteriorating interest-rate conditions detracted from relative performance.

Q. WHAT WERE SOME OF YOUR INVESTMENT STRATEGIES OVER THE SIX-MONTH
PERIOD?

J. A. I increased the equity weighting of the fund late in the period to capitalize on some strong investment opportunities. I also made a couple of sector shifts, reducing our holdings in financial stocks because of the uncertainty in the interest-rate picture, and paring down our weighting in health care, specifically pharmaceuticals, as earnings slackened on concerns over patent expirations and the threat of government regulation. I added some cyclical names during the rotation, but, as a rule, the fund has limited exposure to cyclical companies because many of them do not fit my long-term growth profile. I broadened the fund's exposure to the strong growth of the Internet by investing in stocks such as AT&T, MCI WorldCom and IBM.

Q. WHICH STOCKS WERE POSITIVE CONTRIBUTORS? WHICH HURT PERFORMANCE?

J. A. Top holding MCI WorldCom soared as investors viewed the company as ideally positioned to capture the benefits of data delivery and the Internet. The market rewarded stock in Alcoa, one of the best-managed commodity metal companies in the world, that doubly benefited from the cyclical rotation and the cost efficiencies gained from various mergers and acquisitions. Also, Motorola benefited from a strong product pipeline and a massive restructuring effort. Switching to detractors, Philip Morris had a poor six months, suffering from concern of further litigation against it. Freddie Mac, an otherwise strong stock, was depressed in light of the deteriorating interest-rate environment and the negative psychology that pervaded the financial sector during the period.

Q. TURNING TO YOU, KEVIN, HOW DID THE BOND SUBPORTFOLIO FARE?

K. G. The first half of the period was marked by the rebound in spread securities - mortgages, corporates and the like - from the depressed levels of last fall. Supported by recovering global markets over the period, these bonds outperformed Treasuries by wide margins. The fund's bond subportfolio was well-positioned to take advantage of these favorable conditions, with its significant overweighting in corporates and mortgages, and underweighting in Treasuries relative to the Lehman index. Although investors' concerns about the possibility of an interest-rate hike, as well as the high level of debt issuance, halted the rally in spread sectors during the second quarter, our overweighting in this area was critical to the overall success of the subportfolio over the six-month period.

Q. JOHN, WHAT'S YOUR OUTLOOK?

J. A. I'm optimistic, although a bit cautious. I remain concerned about growth stocks if interest rates begin to climb again. I plan to maintain the fund's technology underweighting until after the Year 2000 changeover because some companies may choose to abandon purchasing and installing new technology until the second quarter of the new year. I still don't see much inflation anywhere on the horizon. What I'm hoping is that we're in a stock picker's market now, as opposed to one that's driven by style shifts. I plan to keep talking to the companies and managing the portfolio from the bottom up, all the while staying reasonably close to the 60/40 asset-allocation model.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: both income and growth of capital by investing in a diversified portfolio of stocks and bonds

START DATE: January 3, 1995

SIZE: as of June 30, 1999, more than $375 million

MANAGER: John Avery, since 1998, and Kevin Grant, since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 64.9%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.4%

AEROSPACE & DEFENSE - 1.0%

Textron, Inc.                     46,000                 $ 3,786,375

DEFENSE ELECTRONICS - 0.8%

Raytheon Co. Class B              41,800                  2,941,675

SHIP BUILDING & REPAIR - 0.6%

General Dynamics Corp.            35,200                  2,411,200

TOTAL AEROSPACE & DEFENSE                                 9,139,250

BASIC INDUSTRIES - 4.2%

CHEMICALS & PLASTICS - 3.5%

Air Products & Chemicals,         46,400                  1,867,600
Inc.

E.I. du Pont de Nemours and       15,600                  1,065,675
Co.

Eastman Chemical Co.              30,700                  1,588,725

Hoechst AG                        26,700                  1,213,891

IMC Global, Inc.                  39,373                  693,949

Lyondell Chemical Co.             53,900                  1,111,688

Praxair, Inc.                     87,300                  4,272,244

Union Carbide Corp.               36,000                  1,755,000

                                                          13,568,772

METALS & MINING - 0.7%

Alcoa, Inc.                       41,500                  2,567,813

TOTAL BASIC INDUSTRIES                                    16,136,585

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                       31,000                  895,125

DURABLES - 2.1%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Federal-Mogul Corp.               22,400                  1,164,800

Ford Motor Co.                    38,000                  2,144,625

                                                          3,309,425

CONSUMER DURABLES - 0.8%

Minnesota Mining &                33,800                  2,938,488
Manufacturing Co.

HOME FURNISHINGS - 0.5%

Leggett & Platt, Inc.             70,100                  1,949,656

TOTAL DURABLES                                            8,197,569

ENERGY - 7.9%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                29,300                  981,550

Halliburton Co.                   33,900                  1,533,975

McDermott International, Inc.     30,400                  858,800

R&B Falcon Corp. unit (a)(g)      100                     102,000

Schlumberger Ltd.                 32,900                  2,095,319

                                                          5,571,644

OIL & GAS - 6.5%

Apache Corp.                      15,600                  608,400



                                 SHARES                  VALUE (NOTE 1)

Atlantic Richfield Co.            10,400                 $ 869,050

BP Amoco PLC                      211,581                 3,826,077

Chevron Corp.                     20,800                  1,979,900

Conoco, Inc. Class A              36,300                  1,011,863

Exxon Corp.                       96,900                  7,473,413

Mobil Corp.                       35,300                  3,494,700

Texaco, Inc.                      21,900                  1,368,750

Total Fina SA Class B             11,500                  1,482,062

USX-Marathon Group                94,100                  3,064,131

                                                          25,178,346

TOTAL ENERGY                                              30,749,990

FINANCE - 11.2%

BANKS - 3.3%

Bank of America Corp.             57,400                  4,208,138

Bank of New York Co., Inc.        110,500                 4,053,969

Bank One Corp.                    1,500                   89,344

Chase Manhattan Corp.             44,400                  3,846,150

Wells Fargo & Co.                 14,500                  619,875

                                                          12,817,476

CREDIT & OTHER FINANCE - 3.1%

American Express Co.              35,500                  4,619,438

Associates First Capital          64,034                  2,837,507
Corp. Class A

Citigroup, Inc.                   91,725                  4,356,938

                                                          11,813,883

FEDERAL SPONSORED CREDIT - 3.0%

Fannie Mae                        77,500                  5,299,063

Freddie Mac                       109,200                 6,333,600

                                                          11,632,663

INSURANCE - 1.8%

American International Group,     41,200                  4,822,975
Inc.

Hartford Financial Services       39,400                  2,297,513
Group, Inc.

                                                          7,120,488

TOTAL FINANCE                                             43,384,510

HEALTH - 6.4%

DRUGS & PHARMACEUTICALS - 4.4%

American Home Products Corp.      19,400                  1,115,500

Bristol-Myers Squibb Co.          46,000                  3,240,125

Lilly (Eli) & Co.                 39,000                  2,793,375

Merck & Co., Inc.                 44,800                  3,315,200

Pfizer, Inc.                      6,300                   691,425

Schering-Plough Corp.             70,900                  3,757,700

Warner-Lambert Co.                31,300                  2,171,438

                                                          17,084,763

MEDICAL EQUIPMENT & SUPPLIES
- 2.0%

Abbott Laboratories               28,100                  1,278,550

Cardinal Health, Inc.             27,028                  1,733,171

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Johnson & Johnson                 37,900                 $ 3,714,200

St. Jude Medical, Inc. (a)        27,800                  990,375

                                                          7,716,296

TOTAL HEALTH                                              24,801,059

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.5%

ELECTRICAL EQUIPMENT - 2.0%

Emerson Electric Co.              20,800                  1,307,800

General Electric Co.              58,500                  6,610,500

                                                          7,918,300

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.4%

Case Corp.                        10,400                  500,500

Caterpillar, Inc.                 45,600                  2,736,000

Ingersoll-Rand Co.                14,400                  930,600

Tyco International Ltd.           55,885                  5,295,104

                                                          9,462,204

POLLUTION CONTROL - 1.1%

Browning-Ferris Industries,       20,900                  898,700
Inc.

Waste Management, Inc.            60,100                  3,230,375

                                                          4,129,075

TOTAL INDUSTRIAL MACHINERY &                              21,509,579
EQUIPMENT

MEDIA & LEISURE - 2.6%

BROADCASTING - 1.8%

CBS Corp. (a)                     37,900                  1,646,281

NTL, Inc. warrants 12/31/08       199                     9,950
(a)

Teletrac Holdings, Inc.           20                      10
warrants 8/1/07 (a)

Time Warner, Inc.                 70,213                  5,160,656

UIH Australia/Pacific, Inc.       150                     300
warrants 5/15/06 (a)

                                                          6,817,197

ENTERTAINMENT - 0.2%

Disney (Walt) Co.                 29,500                  908,969

PUBLISHING - 0.4%

McGraw-Hill Companies, Inc.       26,800                  1,445,525

RESTAURANTS - 0.2%

McDonald's Corp.                  17,000                  702,313

TOTAL MEDIA & LEISURE                                     9,874,004

NONDURABLES - 2.6%

BEVERAGES - 0.2%

PepsiCo, Inc.                     25,200                  974,925

FOODS - 0.8%

Heinz (H.J.) Co.                  25,100                  1,258,138



                                 SHARES                  VALUE (NOTE 1)

Nabisco Group Holdings Corp.      30,500                 $ 596,656

Nabisco Holdings Corp. Class A    26,500                  1,146,125

                                                          3,000,919

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        8,400                   897,225

Unilever NV NY shares             20,982                  1,463,495

Unilever NV                       26,300                  141,471

                                                          2,502,191

TOBACCO - 1.0%

Philip Morris Companies, Inc.     91,900                  3,693,231

TOTAL NONDURABLES                                         10,171,266

RETAIL & WHOLESALE - 1.4%

APPAREL STORES - 0.1%

Mothers Work, Inc. (a)(j)         3                       39

TJX Companies, Inc.               17,392                  579,371

                                                          579,410

DRUG STORES - 0.3%

CVS Corp.                         22,000                  1,116,500

GENERAL MERCHANDISE STORES -
0.8%

Dayton Hudson Corp.               22,800                  1,482,000

Wal-Mart Stores, Inc.             31,100                  1,500,575

                                                          2,982,575

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Toys R Us, Inc. (a)               37,200                  769,575

TOTAL RETAIL & WHOLESALE                                  5,448,060

TECHNOLOGY - 7.7%

COMPUTER SERVICES & SOFTWARE
- 3.4%

International Business            65,600                  8,478,800
Machines Corp.

Microsoft Corp. (a)               46,600                  4,202,738

Unisys Corp. (a)                  16,309                  635,032

                                                          13,316,570

COMPUTERS & OFFICE EQUIPMENT
- 2.6%

Compaq Computer Corp.             38,800                  919,075

Hewlett-Packard Co.               35,100                  3,527,550

Pitney Bowes, Inc.                76,100                  4,889,425

Xerox Corp.                       15,000                  885,938

                                                          10,221,988

ELECTRONICS - 1.7%

Insilco Corp. warrants            60                      1
8/15/07 (a)

Motorola, Inc.                    34,900                  3,306,775

Texas Instruments, Inc.           21,300                  3,088,500

                                                          6,395,276

TOTAL TECHNOLOGY                                          29,933,834

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TRANSPORTATION - 0.6%

RAILROADS - 0.6%

Burlington Northern Santa Fe      41,600                 $ 1,289,600
Corp.

Union Pacific Corp.               19,300                  1,125,431

                                                          2,415,031

UTILITIES - 10.1%

CELLULAR - 0.8%

ALLTEL Corp.                      33,600                  2,402,400

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio        290                     1,523
 .47) (a)

warrants 1/15/07 (CV ratio        50                      363
 .6) (a)

McCaw International Ltd.          290                     725
warrants 4/15/07 (a)(g)

Vodafone AirTouch PLC             3,000                   591,000
sponsored ADR

                                                          2,996,011

ELECTRIC UTILITY - 0.8%

CMS Energy Corp.                  27,800                  1,164,125

Entergy Corp.                     24,300                  759,375

PG&E Corp.                        40,900                  1,329,250

                                                          3,252,750

GAS - 0.9%

Williams Companies, Inc.          79,600                  3,387,975

TELEPHONE SERVICES - 7.6%

AT&T Corp.                        83,304                  4,649,404

BellSouth Corp.                   28,800                  1,350,000

Cincinnati Bell, Inc.             87,900                  2,192,006

KMC Telecom Holdings, Inc.        70                      175
warrants 4/15/08 (a)(g)

MCI WorldCom, Inc. (a)            138,126                 11,887,448

Pathnet, Inc. warrants            20                      200
4/15/08 (a)(g)

Rhythms NetConnections, Inc.      400                     67,256
warrants 5/15/08 (a)(g)

SBC Communications, Inc.          116,700                 6,768,600

Sprint Corp. (FON Group)          49,900                  2,635,344

                                                          29,550,433

TOTAL UTILITIES                                           39,187,169

TOTAL COMMON STOCKS                         251,843,031
(Cost $196,581,118)

PREFERRED STOCKS - 0.8%



CONVERTIBLE PREFERRED STOCKS
- 0.5%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          10,500                  421,313



                                 SHARES                  VALUE (NOTE 1)

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     3,700                  $ 66,600
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.0%

OIL & GAS - 0.0%

Apache Corp. $2.015 ACES          5,000                   182,500

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications      3,700                   186,850
Ltd. Series C, $3.00 (g)

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

MediaOne Group, Inc.              12,300                  1,113,150
(Vodafone AirTouch PLC)
$3.63 PIES

LODGING & GAMING - 0.0%

Host Marriott Financial Trust     2,800                   115,500
$3.375 QUIPS (g)

TOTAL MEDIA & LEISURE                                     1,228,650

TOTAL CONVERTIBLE PREFERRED                               2,085,913
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%

FINANCE - 0.0%

INSURANCE - 0.0%

American Annuity Group            50                      49,636
Capital  Trust II 8.875%

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Fresenius Medical Care            40                      37,865
Capital  Trust II 7.875%

MEDIA & LEISURE - 0.1%

BROADCASTING - 0.1%

Adelphia Communications Corp.     300                     34,275
$13.00

Citadel Broadcasting Co.          401                     46,516
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind               1,915                   209,693

Series H, 11.75% pay-in-kind      335                     36,599

                                                          327,083

PUBLISHING - 0.0%

PRIMEDIA, Inc.:

8.625%                            580                     52,780

Series D, $10.00                  600                     58,950

                                                          111,730

TOTAL MEDIA & LEISURE                                     438,813

PREFERRED STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

UTILITIES - 0.2%

CELLULAR - 0.1%

Nextel Communications, Inc.:

11.125% pay-in-kind               100                    $ 100,500

Series D, 13% pay-in-kind         119                     125,545

                                                          226,045

TELEPHONE SERVICES - 0.1%

NEXTLINK Communications, Inc.     5,228                   264,014
14% pay-in-kind

WinStar Communications, Inc.      73                      58,765
14.25%

                                                          322,779

TOTAL UTILITIES                                           548,824

TOTAL NONCONVERTIBLE                                      1,075,138
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                    3,161,051
(Cost $3,076,395)


CORPORATE BONDS - 12.6%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT

CONVERTIBLE BONDS - 0.1%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

POLLUTION CONTROL - 0.0%

WMX Technologies, Inc.  2%        Baa3      $ 75,000                        81,000
1/24/05

TECHNOLOGY - 0.1%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Amazon.com, Inc. 4.75% 2/1/09     Caa3       243,000                        235,710
(g)

TOTAL CONVERTIBLE BONDS                                                     316,710

NONCONVERTIBLE BONDS - 12.5%

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa1       280,000                        280,613

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.4%

Huntsman Corp.:

9.5% 7/1/07 (g)                   B2         450,000                        428,625

Huntsman ICI Chemicals LLC        B2         90,000                         90,788
10.125% 7/1/09 (g)

Koppers Industries, Inc.          B2         290,000                        291,450
9.875% 12/1/07



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Lyondell Chemical Co.:

9.625% 5/1/07 (g)                 Ba3       $ 120,000                      $ 122,700

9.875% 5/1/07 (g)                 Ba3        130,000                        132,275

10.875% 5/1/09 (g)                B2         180,000                        185,850

Rohm & Haas Co. 7.85% 7/15/29     A3         200,000                        199,854
(g)

Zeneca Specialty Chemicals        B2         80,000                         80,600
PLC 11% 7/1/09 (g)

                                                                            1,532,142

METALS & MINING - 0.1%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         160,000                        161,200

12.75% 2/1/03                     B3         10,000                         10,175

Metals USA, Inc. 8.625%           B2         340,000                        315,350
2/15/08

                                                                            486,725

PACKAGING & CONTAINERS - 0.0%

Gaylord Container Corp.           Caa1       50,000                         47,125
9.375% 6/15/07

Packaging Corp. of America        B3         60,000                         61,050
9.625% 4/1/09 (g)

                                                                            108,175

PAPER & FOREST PRODUCTS - 0.1%

APP Finance II Mauritius Ltd.     B3         75,000                         48,000
12% 3/15/04

Container Corp. of America        B2         10,000                         10,300
gtd. 9.75% 4/1/03

Fort James Corp. 6.625%           Baa2       45,000                         44,947
9/15/04

Indah Kiat Finance Mauritius      Caa1       30,000                         20,700
Ltd. 10% 7/1/07

Millar Western Forest             B3         100,000                        97,250
Products Ltd. 9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       20,000                         14,200
Ltd. 10.25% 10/1/02

Stone Container Corp. 10.75%      B1         50,000                         51,750
10/1/02

Tjiwi Kimia Finance Mauritius     Caa1       10,000                         7,100
Ltd. 10% 8/1/04

                                                                            294,247

TOTAL BASIC INDUSTRIES                                                      2,421,289

CONSTRUCTION & REAL ESTATE -
0.7%

CONSTRUCTION - 0.1%

Del Webb Corp. 10.25% 2/15/10     B2         60,000                         59,400

Great Lakes Dredge & Dock         B3         70,000                         72,100
Corp. 11.25% 8/15/08

                                                                            131,500

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

ENGINEERING - 0.0%

URS Corp.  12.25% 5/1/09 (g)      B2        $ 10,000                       $ 10,125

REAL ESTATE - 0.2%

Duke Realty LP  7.3% 6/30/03      Baa2       500,000                        502,350

LNR Property Corp.:

9.375% 3/15/08                    B1         360,000                        340,200

10.5% 1/15/09                     B1         60,000                         60,000

                                                                            902,550

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

CenterPoint Properties Trust      Baa2       100,000                        95,498
6.75% 4/1/05

Equity Office  Properties
Trust:

6.5% 1/15/04                      Baa1       1,000,000                      974,140

6.625% 2/15/05                    Baa1       200,000                        192,916

6.75% 2/15/08                     Baa1       300,000                        283,680

ProLogis Trust 6.7% 4/15/04       Baa1       70,000                         68,040

                                                                            1,614,274

TOTAL CONSTRUCTION & REAL                                                   2,658,449
ESTATE

DURABLES - 0.1%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Blue Bird Body Co.  10.75%        B2         35,000                         37,100
11/15/06

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         70,000                         60,725
9.625% 5/1/08

HOME FURNISHINGS - 0.0%

Omega Cabinets Ltd.  10.5%        B3         110,000                        110,000
6/15/07

TEXTILES & APPAREL - 0.1%

Polymer Group, Inc.  9% 7/1/07    B2         90,000                         86,175

Synthetic Industries, Inc.        B2         40,000                         40,500
9.25% 2/15/07

Worldtex, Inc.  9.625%            B1         40,000                         35,000
12/15/07

                                                                            161,675

TOTAL DURABLES                                                              369,500

ENERGY - 0.7%

COAL - 0.0%

P&L Coal Holdings Corp.           B2         145,000                        144,275
9.625% 5/15/08



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ENERGY SERVICES - 0.1%

Baker Hughes, Inc.  6.875%        A2        $ 50,000                       $ 46,914
1/15/29 (g)

Ocean Rig Norway AS 10.25%        B3         40,000                         28,000
6/1/08

R&B Falcon Corp.:

9.5% 12/15/08                     Ba3        50,000                         45,000

12.25% 3/15/06 (g)                Ba3        40,000                         41,400

RBF Finance Co.:

11% 3/15/06 (g)                   Ba3        50,000                         51,500

11.375% 3/15/09 (g)               Ba3        10,000                         10,350

                                                                            223,164

OIL & GAS - 0.6%

Anadarko Petroleum Corp. 7.2%     Baa1       385,000                        360,241
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       500,000                        496,875

7.7% 3/15/26                      Baa1       65,000                         64,512

Apache Finance Property Ltd.      Baa1       100,000                        95,100
6.5% 12/15/07

Belden & Blake Corp. 9.875%       Caa1       10,000                         7,600
6/15/07

Chesapeake Energy Corp.:

9.125% 4/15/06                    B3         10,000                         8,950

9.625% 5/1/05                     B3         40,000                         37,400

Comstock Resources, Inc.          B2         290,000                        296,525
11.25% 5/1/07 (g)

Conoco, Inc.:

5.9% 4/15/04                      A3         125,000                        121,200

6.95% 4/15/29                     A3         170,000                        158,608

Flores & Rucks, Inc.  9.75%       B1         70,000                         71,750
10/1/06

Great Lakes Carbon Corp.          B3         155,000                        152,675
10.25% 5/15/08  pay-in-kind

Gulf Canada Resources Ltd.        Ba1        20,000                         19,650
8.375% 11/15/05

Ocean Energy, Inc.:

8.375% 7/1/08                     B1         30,000                         28,950

8.875% 7/15/07                    B1         10,000                         9,850

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         300,000                        304,500

Series D, 10.25% 3/15/06          B2         20,000                         20,300

Seven Seas Petroleum, Inc.        Caa1       20,000                         10,200
12.5% 5/15/05

                                                                            2,264,886

TOTAL ENERGY                                                                2,632,325

FINANCE - 3.2%

BANKS - 1.0%

ABN-Amro Bank NV, Chicago         A1         500,000                        501,540
6.625% 10/31/01

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

Banco Latinoamericano             Baa2      $ 100,000                      $ 100,063
Exportaciones SA euro 6.9%
12/4/99 (g)

BankAmerica Corp.:

6.625% 6/15/04                    Aa2        180,000                        179,888

10% 2/1/03                        Aa3        50,000                         55,399

BankBoston Corp. 6.625% 2/1/04    A3         200,000                        199,522

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         350,000                        348,737

5.95% 7/15/01                     A1         450,000                        445,761

Capital One Bank 6.375%           Baa2       250,000                        244,063
2/15/03

Capital One Financial Corp.       Baa3       210,000                        200,924
7.125% 8/1/08

First Chicago NBD                 A1         500,000                        484,405
Institutional Capital B
7.75% 12/1/26 (g)

Korea Development Bank:

6.625% 11/21/03                   Baa3       170,000                        163,248

7.125% 9/17/01                    Baa3       45,000                         44,583

MBNA Corp.:

6.34% 6/2/03                      Baa2       100,000                        97,240

6.875% 11/15/02                   Baa2       300,000                        298,194

NB Capital Trust IV 8.25%         Aa2        330,000                        339,580
4/15/27

Sumitomo Bank International       Baa1       225,000                        228,825
Finance NV 8.5% 6/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       100,000                        106,180

                                                                            4,038,152

CREDIT & OTHER FINANCE - 2.1%

Ahmanson Capital Trust I          A3         250,000                        254,085
8.36% 12/1/26 (g)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       10,000                         7,650

10% 3/15/04                       Caa3       10,000                         7,700

Associates Corp. of North         Aa3        500,000                        483,050
America 6% 7/15/05

AT&T Capital Corp.  7.5%          Baa3       340,000                        342,530
11/15/00

Chase Capital I  7.67% 12/1/26    Aa3        765,000                        738,233

Citigroup, Inc.  5.8% 3/15/04     Aa2        320,000                        309,459

ContiFinancial Corp. 8.125%       Caa1       10,000                         7,600
4/1/08

ERP Operating LP:

6.55% 11/15/01                    A3         50,000                         49,803

7.1% 6/23/04                      A3         200,000                        200,142



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Fleet Capital Trust II  7.92%     A2        $ 100,000                      $ 98,247
12/11/26

Ford Motor Credit Co.  6.5%       A1         1,000,000                      1,002,440
2/28/02

GS Escrow Corp.  7.125% 8/1/05    Ba1        400,000                        379,748

Imperial Credit Capital Trust     B2         20,000                         16,400
I 10.25% 6/14/02

Imperial Credit Industries        B3         330,000                        270,600
9.875% 1/15/07

KeyCorp Institutional Capital     A1         1,000,000                      987,730
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1        10,000                         8,400

7.6% 8/1/07                       Ba1        20,000                         16,450

7.875% 8/1/03                     Ba1        30,000                         25,575

PNC Institutional Capital         A2         600,000                        611,796
Trust 8.315% 5/15/27 (g)

PX Escrow Corp. 0% 2/1/06 (e)     B3         30,000                         18,300

Spieker Properties LP:

6.8% 5/1/04                       Baa2       90,000                         88,160

6.875% 2/1/05                     Baa2       1,000,000                      969,870

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       160,000                        153,973

5.875% 5/1/04                     Baa1       375,000                        361,080

6.875% 11/15/28                   Baa1       250,000                        228,370

6.9% 5/1/19                       Baa1       310,000                        289,856

Trizec Finance Ltd. yankee        Baa3       100,000                        108,500
10.875% 10/15/05

WinStar Equipment II Corp.        CCC+       30,000                         31,200
12.5% 3/15/04

                                                                            8,066,947

SAVINGS & LOANS - 0.1%

Long Island Savings Bank FSB      Baa3       500,000                        495,550
6.2% 4/2/01

TOTAL FINANCE                                                               12,600,649

HEALTH - 0.1%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       30,000                         22,575
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Wright Medical Technology,        Caa3       40,000                         22,000
Inc. 11.75% 7/1/00 (h)

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Express Scripts, Inc. 9.625%      Ba2        40,000                         40,600
6/15/09 (g)

Fountain View, Inc. 11.25%        Caa1       20,000                         16,200
4/15/08

Hanger Orthopedic Group, Inc.     B3         20,000                         20,300
11.25% 6/15/09 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

Harborside Healthcare Corp.       B3        $ 50,000                       $ 19,500
0% 8/1/08 (e)

Integrated Health  Services,
Inc.:

9.25% 1/15/08                     B2         10,000                         7,000

9.5% 9/15/07                      B2         10,000                         7,250

Mariner Post-Acute Network,       B3         80,000                         12,800
Inc.  9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1       30,000                         30,300
5/15/05 (g)

Tenet Healthcare Corp.:

7.625% 6/1/08                     Ba1        20,000                         18,850

7.875% 1/15/03                    Ba1        80,000                         78,800

8% 1/15/05                        Ba1        30,000                         29,250

8.125% 12/1/08                    Ba3        60,000                         56,700

                                                                            337,550

TOTAL HEALTH                                                                382,125

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

ELECTRICAL EQUIPMENT - 0.0%

Motors & Gears, Inc. 10.75%       B3         40,000                         40,200
11/15/06

Telex Communications, Inc.        B2         45,000                         34,200
10.5% 5/1/07

                                                                            74,400

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Applied Power, Inc.  8.75%        B1         10,000                         9,700
4/1/09

Tenneco, Inc.  8.075% 10/1/02     Baa1       300,000                        310,074

Thermadyne Holdings Corp. 0%      Caa1       90,000                         43,650
6/1/08 (e)

Thermadyne Manufacturing LLC      B3         80,000                         70,600
9.875% 6/1/08

Tyco International Group SA       Baa1       1,000,000                      994,710
yankee 6.125% 6/15/01

                                                                            1,428,734

POLLUTION CONTROL - 0.1%

Envirosource, Inc. 9.75%          Caa3       40,000                         24,600
6/15/03

IT Group, Inc. (The) 11.25%       B3         30,000                         28,650
4/1/09 (g)

WMX Technologies, Inc. 7.1%       Baa2       400,000                        407,836
8/1/26

                                                                            461,086

TOTAL INDUSTRIAL MACHINERY &                                                1,964,220
EQUIPMENT



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

MEDIA & LEISURE - 2.0%

BROADCASTING - 1.4%

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1        $ 100,000                      $ 92,750

9.875% 3/1/05                     B1         220,000                        229,900

9.875% 3/1/07                     B1         30,000                         31,313

Ascent Entertainment Group,       B3         300,000                        216,000
Inc. 0% 12/15/04 (e)

Century  Communications Corp.:

8.875% 1/15/07                    Ba3        40,000                         39,850

Series B, 0% 1/15/08              Ba3        90,000                         39,600

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)(g)                  B2         70,000                         43,050

8.625% 4/1/09 (g)                 B2         80,000                         76,500

Continental  Cablevision, Inc.:

8.3% 5/15/06                      Baa3       215,000                        229,566

9% 9/1/08                         Baa3       540,000                        606,722

Diamond Cable Communications      B3         60,000                         47,400
PLC  0% 2/15/07 (e)

EchoStar DBS Corp.  9.375%        B2         930,000                        941,625
2/1/09 (g)

Golden Sky DBS, Inc.  0%          Caa1       50,000                         29,000
3/1/07 (e)(g)

International Cabletel, Inc.      B3         250,000                        218,125
0% 2/1/06 (e)

Iridium Operating LLC/Iridium     Caa3       80,000                         16,000
Capital Corp. 10.875% 7/15/05

LIN Holdings Corp.  0% 3/1/08     B3         50,000                         33,375
(e)

Nielsen Media Research, Inc.      Baa2       150,000                        151,664
7.6% 6/15/09

NTL Communications Corp.          B3         80,000                         87,600
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (e)                     B3         360,000                        241,200

10% 2/15/07                       B3         80,000                         82,000

Olympus Communications            B1         60,000                         65,700
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA  de CV:

8.75% 6/30/04 (g)(h)              B1         88,000                         81,840

10.125% 11/1/04                   B3         100,000                        79,000

Sinclair Broadcast Group,         B2         10,000                         9,863
Inc. 9% 7/15/07

TCI Communications, Inc.          A2         220,000                        249,245
8.75% 8/1/15

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

TCI Communications Financing      A3        $ 180,000                      $ 206,100
III 9.65% 3/31/27

Telewest PLC 0% 10/1/07 (e)       B1         190,000                        170,050

Time Warner, Inc.  8.18%          Baa3       910,000                        961,124
8/15/07

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (e)           B2         150,000                        106,500

Series D 0% 5/15/06 (e)           B2         30,000                         21,300

United International              B3         250,000                        166,250
Holdings, Inc. 0% 2/15/08 (e)

                                                                            5,570,212

ENTERTAINMENT - 0.2%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         170,000                        159,800

9.5% 2/1/11                       B3         40,000                         37,500

Harrahs Operating Co., Inc.       Ba2        170,000                        164,900
7.875% 12/15/05

Hollywood Entertainment Corp.     B3         110,000                        108,075
10.625% 8/15/04

Premier Parks, Inc.  0%           B3         320,000                        212,000
4/1/08 (e)

Town Sports International,        B2         40,000                         38,200
Inc. 9.75% 10/15/04 (g)

                                                                            720,475

LEISURE DURABLES & TOYS - 0.0%

Marvel Enterprises, Inc.  12%     -          80,000                         81,600
6/15/09 (g)

LODGING & GAMING - 0.2%

Circus Circus Enterprises,        Ba2        30,000                         26,400
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         30,000                         28,875
9.5% 4/1/09 (g)

Horseshoe Gaming LLC:

8.625% 5/15/09 (g)                B2         100,000                        96,750

9.375% 6/15/07                    B2         20,000                         20,400

KSL Recreation Group, Inc.        B3         90,000                         91,350
10.25% 5/1/07

Prime Hospitality Corp. 9.75%     B1         20,000                         19,625
4/1/07



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Signature Resorts, Inc.:

9.25% 5/15/06                     B2        $ 270,000                      $ 259,200

9.75% 10/1/07                     B3         40,000                         36,000

Sun International Hotels          Ba3        30,000                         30,075
Ltd./Sun International North
America, Inc. yankee 9%
3/15/07

                                                                            608,675

PUBLISHING - 0.1%

News America, Inc.  6.625%        Baa3       145,000                        137,388
1/9/08

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       90,000                         89,991

8.375% 3/15/23                    Baa2       180,000                        194,971

                                                                            422,350

RESTAURANTS - 0.1%

AFC Enterprises, Inc. 10.25%      B3         190,000                        191,900
5/15/07

CKE Restaurants, Inc. 9.125%      B1         80,000                         75,200
5/1/09

NE Restaurant, Inc.  10.75%       B3         20,000                         18,300
7/15/08

                                                                            285,400

TOTAL MEDIA & LEISURE                                                       7,688,712

NONDURABLES - 0.4%

BEVERAGES - 0.3%

Seagram Co. Ltd. yankee           Baa3       40,000                         35,400
6.875% 9/1/23

Seagram JE & Sons, Inc.:

6.625% 12/15/05                   Baa3       585,000                        567,450

7.6% 12/15/28                     Baa3       300,000                        289,890

                                                                            892,740

FOODS - 0.0%

Aurora Foods, Inc.  8.75%         B1         20,000                         19,650
7/1/08

HOUSEHOLD PRODUCTS - 0.0%

AKI Holding Corp.  0% 7/1/09      Caa1       20,000                         7,600
(e)

AKI, Inc. 10.5% 7/1/08            B2         10,000                         9,650

                                                                            17,250

TOBACCO - 0.1%

Philip Morris Companies, Inc.     A2         250,000                        252,625
6.95% 6/1/06

RJR Nabisco, Inc.  7.375%         Baa2       200,000                        197,514
5/15/03 (g)

                                                                            450,139

TOTAL NONDURABLES                                                           1,379,779

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - 0.7%

APPAREL STORES - 0.0%

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1        $ 120,000                      $ 88,800

9% 7/15/07                        B3         55,000                         34,100

                                                                            122,900

DRUG STORES - 0.1%

Rite Aid Corp. 6% 12/15/05 (g)    Baa1       500,000                        458,850

GENERAL MERCHANDISE STORES -
0.2%

Dayton Hudson Corp.  6.4%         A3         400,000                        398,140
2/15/03

Federated Department Stores,      Baa2       500,000                        494,020
Inc. 6.79% 7/15/27

                                                                            892,160

GROCERY STORES - 0.1%

Fleming Companies, Inc. 10.5%     B3         10,000                         9,400
12/1/04

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07                   Caa1       560,000                        201,600

12% 3/1/06                        B3         10,000                         8,150

Kroger Co. 6% 7/1/00              Baa3       200,000                        199,572

                                                                            418,722

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

Guitar Center, Inc.  11%          B1         19,000                         19,285
7/1/06

TM Group Holdings PLC 11%         B3         30,000                         30,375
5/15/08

USA Networks, Inc./USANI LLC      Ba1        1,000,000                      957,500
6.75% 11/15/05

                                                                            1,007,160

TOTAL RETAIL & WHOLESALE                                                    2,899,792

SERVICES - 0.2%

LEASING & RENTAL - 0.0%

Anthony Crane Rentals             B3         20,000                         19,200
LP/Anthony Credit Capital
Corp. 10.375% 8/1/08

Rent-A-Center, Inc.  11%          B2         60,000                         60,300
8/15/08

                                                                            79,500

PRINTING - 0.1%

Big Flower Press Holdings,        B2         120,000                        112,800
Inc. 8.875% 7/1/07



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Sullivan Graphics, Inc.           Caa1      $ 40,000                       $ 41,600
12.75% 8/1/05

World Color Press, Inc. 7.75%     B1         60,000                         55,800
2/15/09

                                                                            210,200

SERVICES - 0.1%

AP Holdings, Inc.  0% 3/15/08     Caa2       20,000                         10,400
(e)

Apcoa, Inc.  9.25% 3/15/08        Caa1       40,000                         36,000

Medaphis Corp.  9.5% 2/15/05      Caa1       72,000                         53,280

SITEL Corp.  9.25% 3/15/06        B3         250,000                        211,875

                                                                            311,555

TOTAL SERVICES                                                              601,255

TECHNOLOGY - 0.3%

COMMUNICATIONS EQUIPMENT - 0.0%

Jordan Telecommunication
Products, Inc.:

0% 8/1/07 (e)                     B3         30,000                         25,500

9.875% 8/1/07                     B3         30,000                         29,400

                                                                            54,900

COMPUTER SERVICES & SOFTWARE
- 0.0%

Concentric Network Corp.          -          50,000                         52,250
12.75% 12/15/07

DecisionOne Corp.  9.75%          B3         250,000                        12,500
8/1/07 (d)

DecisionOne Holdings Corp. 0%     Caa1       20,000                         100
8/1/08 unit (d)(e)

                                                                            64,850

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       300,000                        294,933

6.1% 6/5/01                       Baa1       250,000                        247,720

                                                                            542,653

ELECTRONIC INSTRUMENTS - 0.0%

Telecommunications Techniques     B3         140,000                        135,800
Co. LLC  9.75% 5/15/08

ELECTRONICS - 0.1%

Communications Instruments,       B3         10,000                         9,000
Inc.  10% 9/15/04

Fairchild Semiconductor Corp.     B3         130,000                        128,050
10.375% 10/1/07 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Hadco Corp.  9.5% 6/15/08         B2        $ 140,000                      $ 136,500

Insilco Corp. 12% 8/15/07         B3         60,000                         59,400

                                                                            332,950

TOTAL TECHNOLOGY                                                            1,131,153

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.2%

Atlas Air, Inc.:

8.77% 1/2/11                      Ba3        90,000                         88,200

9.375% 11/15/06                   B3         220,000                        212,025

Continental Airlines, Inc.
Pass Through Trust
Certificates:

7.434% 3/15/06                    Baa1       70,000                         70,273

7.73% 9/15/12                     Baa1       45,000                         45,203

Kitty Hawk, Inc.  9.95%           B1         260,000                        258,050
11/15/04

                                                                            673,751

RAILROADS - 0.3%

Burlington Northern Santa Fe
Corp.:

6.875% 12/1/27                    Baa2       1,000,000                      924,490

7.29% 6/1/36                      Baa2       150,000                        150,825

Norfolk Southern Corp. 7.05%      Baa1       340,000                        345,501
5/1/37

                                                                            1,420,816

SHIPPING - 0.0%

Holt Group, Inc.  9.75%           Caa1       40,000                         27,200
1/15/06 (g)

TOTAL TRANSPORTATION                                                        2,121,767

UTILITIES - 2.4%

CELLULAR - 0.8%

Cable & Wireless                  Baa1       1,120,000                      1,104,152
Communications PLC 6.375%
3/6/03

Cellnet Data Systems, Inc. 0%     -          300,000                        132,000
10/1/07 (e)

Dial Call Communications,         B2         30,000                         30,600
Inc. 10.25% 12/15/05

McCaw International Ltd. 0%       Caa1       260,000                        157,300
4/15/07 (e)

Metrocall, Inc.:

10.375% 10/1/07                   B3         40,000                         31,000

11% 9/15/08 (g)                   B3         30,000                         23,700

Millicom International            Caa1       630,000                        459,900
Cellular SA  0% 6/1/06 (e)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Nextel  Communications, Inc.:

0% 10/31/07 (e)                   B2        $ 40,000                       $ 28,100

0% 2/15/08 (e)                    B2         260,000                        179,400

9.75% 8/15/04                     B2         50,000                         51,000

Nextel International, Inc.        Caa1       180,000                        90,900
0% 4/15/08 (e)

Orange PLC 9% 6/1/09 (g)          Ba3        100,000                        100,750

Orbital Imaging Corp.:

11.625% 3/1/05                    -          10,000                         9,200

11.625% 3/1/05 (g)                -          30,000                         27,300

Orion Network  Systems, Inc.:

0% 1/15/07 (e)                    B2         180,000                        98,100

11.25% 1/15/07                    B2         30,000                         26,400

PageMart Nationwide, Inc. 0%      B3         80,000                         71,600
2/1/05 (e)

PageMart Wireless, Inc.  0%       Caa2       230,000                        95,450
2/1/08 (e)

Rogers Communications, Inc.       B2         240,000                        242,400
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -          20,000                         11,300
4/15/09 (e)(g)

Telesystem International
Wireless, Inc.:

0% 6/30/07 (e)                    Caa1       120,000                        61,200

0% 11/1/07 (e)                    Caa1       100,000                        44,000

                                                                            3,075,752

ELECTRIC UTILITY - 0.3%

Avon Energy Partners Holdings     Baa2       300,000                        286,539
6.46% 3/4/08 (g)

Israel Electric Corp. Ltd.        A3         795,000                        708,544
7.75% 12/15/27 (g)

Texas Utilities Co.  6.375%       Baa3       200,000                        191,668
1/1/08

                                                                            1,186,751

GAS - 0.2%

CMS Panhandle  Holding Co.:

6.125% 3/15/04 (g)                Baa3       150,000                        145,905

7% 7/15/29 (g)                    Baa3       150,000                        138,585

Columbia Gas System, Inc.         A3         379,000                        378,481
6.61% 11/28/02

                                                                            662,971

TELEPHONE SERVICES - 1.1%

Alestra S. de R.L. de CV          B2         40,000                         38,600
12.625% 5/15/09 (g)

Allegiance Telecom, Inc.  0%      -          40,000                         25,000
2/15/08 (e)

Call-Net Enterprises, Inc.        B2         100,000                        95,750
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3         50,000                         27,375

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Covad Communications Group,
Inc.: - continued

12.5% 2/15/09                     B3        $ 60,000                       $ 57,750

GCI, Inc. 9.75% 8/1/07            B2         10,000                         9,875

GST Network Funding, Inc. 0%      -          60,000                         34,200
5/1/08 (e)(g)

GST Telecommunications, Inc.      -          90,000                         97,650
12.75% 11/15/07

Hermes Europe Railtel BV          B3         60,000                         61,050
10.375% 1/15/09

ICG Holdings, Inc.  0%            -          80,000                         69,400
9/15/05 (e)

ICG Services, Inc.  0%            -          300,000                        167,250
2/15/08 (e)

Intermedia Communications,        B3         80,000                         45,600
Inc. 0% 3/1/09 (e)

IXC Communications, Inc. 9%       B3         110,000                        104,500
4/15/08

KMC Telecom Holdings, Inc.:

0% 2/15/08 (e)                    Caa2       110,000                        58,575

13.5% 5/15/09 (g)                 Caa2       60,000                         60,150

Logix Communications              -          70,000                         61,950
Enterprises, Inc.  12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         810,000                        792,423

8.875% 1/15/06                    A3         184,000                        195,890

Metromedia Fiber Network,         B2         270,000                        278,100
Inc. 10% 11/15/08

NEXTLINK  Communications, Inc.:

0% 6/1/09 (e)                     B3         110,000                        64,763

10.75% 11/15/08                   B3         340,000                        349,350

10.75% 6/1/09                     B3         60,000                         61,650

Ono Finance PLC  13% 5/1/09       -          40,000                         41,200
unit (g)

Pathnet, Inc.  12.25% 4/15/08     -          20,000                         11,000

Rhythms  NetConnections, Inc.:

0% 5/15/08 (e)                    B3         90,000                         47,925

12.75% 4/15/09 (g)                B3         50,000                         46,750

Telecomunicaciones de P R,        Baa2       220,000                        212,373
Inc. 6.65% 5/15/06 (g)

Teligent, Inc.:

0% 3/1/08 (e)                     Caa1       180,000                        106,200

11.5% 12/1/07                     Caa1       310,000                        305,350

WinStar  Communications, Inc.:

0% 10/15/05 (e)                   Caa1       40,000                         35,000

0% 10/15/05 (e)                   Caa1       520,000                        717,600



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

0% 3/15/08 (e)                    CCC       $ 85,000                       $ 74,375

10% 3/15/08                       CCC        90,000                         79,200

15% 3/1/07                        CCC        10,000                         11,500

                                                                            4,445,324

TOTAL UTILITIES                                                             9,370,798

TOTAL NONCONVERTIBLE BONDS                                                  48,502,426

TOTAL CORPORATE BONDS                                                       48,819,136
(Cost $50,803,032)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 4.3%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.1%

Federal Home Loan Bank:

7.56% 9/1/04                      Aaa        310,000                        326,467

7.59% 3/10/05                     Aaa        190,000                        201,104

Government Trust Certificates     Aaa        68,877                         71,662
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency) Series 2 E, 9.4%
5/15/02

TOTAL U.S. GOVERNMENT AGENCY                                                599,233
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
4.2%

U.S. Treasury Bonds:

8.875% 8/15/17                    Aaa        830,000                        1,060,325

9.875% 11/15/15                   Aaa        625,000                        852,931

14% 11/15/11                      Aaa        490,000                        716,777

U.S. Treasury Notes:

5.5% 5/31/03                      Aaa        6,000,000                      5,954,040

6.5% 5/31/02                      Aaa        290,000                        296,571

7% 7/15/06                        Aaa        6,309,000                      6,682,619

U.S. Treasury Notes -  coupon     Aaa        1,430,000                      663,806
STRIPS  0% 11/15/11

TOTAL U.S. TREASURY                                                         16,227,069
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                   16,826,302
GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,983,048)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 8.8%



FANNIE MAE - 5.4%

5.5% 2/1/11                       Aaa        176,780                        167,941

6% 4/1/09 to 1/1/29               Aaa        2,612,046                      2,495,473

6.5% 11/1/25 to 6/1/29            Aaa        10,930,418                     10,535,119

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

FANNIE MAE - CONTINUED

7% 12/1/24 to 9/1/28              Aaa       $ 3,823,941                    $ 3,781,148

7.5% 7/1/29                       Aaa        4,000,000                      4,053,750

                                                                            21,033,431

FREDDIE MAC - 0.2%

7% 6/1/01 to 7/1/01               Aaa        103,471                        104,011

7.5% 7/1/29                       Aaa        422,400                        428,472

                                                                            532,483

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 3.2%

6.5% 4/15/28 to 4/15/29           Aaa        10,937,968                     10,517,513

7% 1/15/28 to 12/15/28            Aaa        696,696                        687,333

7.5% 6/15/27 to 3/15/28           Aaa        1,299,084                      1,311,552

                                                                            12,516,398

TOTAL U.S. GOVERNMENT AGENCY                                                34,082,312
-  MORTGAGE SECURITIES
(Cost $35,117,954)

ASSET-BACKED SECURITIES - 1.3%



Airplanes Pass Through Trust      Ba2        30,000                         28,350
10.875% 3/15/19

American Express Credit           A1         200,000                        197,094
Account Master Trust  6.1%
12/15/06

Chevy Chase Auto Receivables      Aaa        86,385                         85,875
Trust  5.91% 12/15/04

Contimortgage Home Equity         Aaa        708,187                        706,855
Loan Trust 6.26% 7/15/12

Ford Credit Auto  Owner Trust:

6.2% 12/15/02                     Baa3       510,000                        502,345

6.4% 5/15/02                      A1         610,000                        611,800

6.4% 12/15/02                     Baa3       80,000                         78,560

Green Tree Financial Corp.        Aaa        590                            590
6.1% 4/15/27

Key Auto Finance Trust:

6.3% 10/15/03                     A2         440,170                        439,482

6.65% 10/15/03                    Baa3       131,479                        132,075

MBNA Master Credit Card Trust     Aaa        1,000,000                      1,011,270
II 6.55% 1/15/07

Premier Auto Trust  5.59%         Aaa        1,000,000                      981,870
2/9/04

Sears Credit Account Master       Aaa        262,500                        262,910
Trust II 6.5% 10/15/03

TOTAL ASSET-BACKED SECURITIES                                               5,039,076
(Cost $5,056,072)

COMMERCIAL MORTGAGE
SECURITIES - 0.6%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2      $ 220,000                      $ 207,006
1/17/35

Series 1998 FLI:

Class D, 5.4013% 12/10/00         A2         300,000                        296,719
(g)(h)

Class E, 5.7675% 1/10/13          Baa2       420,000                        411,600
(g)(h)

GS Mortgage Securities Corp.      Baa3       500,000                        434,885
II Series 1998-GLII Class E,
6.9697% 4/13/31 (g)(h)

Morgan Stanley Capital I,
Inc. Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       195,000                        180,741

Class E, 7.35% 12/15/12           Baa3       68,000                         57,418

Thirteen Affiliates of            Aaa        500,000                        490,050
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 12/15/10 (g)

Wells Fargo Capital Markets       Aaa        143,915                        144,232
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (g)

TOTAL COMMERCIAL MORTGAGE                                                   2,222,651
SECURITIES
(Cost $2,315,802)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 0.1%



Korean Republic yankee:

8.75% 4/15/03                     Baa3       140,000                        146,423

8.875% 4/15/08                    Baa3       116,000                        122,548

Quebec Province:

yankee 6.86% 4/15/26 (f)          A2         250,000                        252,490

yankee:

7.125% 2/9/24                     A2         30,000                         29,208

7.5% 7/15/23                      A2         30,000                         30,500

TOTAL FOREIGN GOVERNMENT AND                                                581,169
GOVERNMENT AGENCY OBLIGATIONS
(Cost $576,842)

SUPRANATIONAL OBLIGATIONS -
0.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)



Inter American Development        Aaa       $ 500,000                      $ 495,845
Bank yankee 6.29% 7/16/27
(Cost $496,855)


CASH EQUIVALENTS - 6.5%

                                             SHARES

Taxable Central Cash Fund (c)                  25,118,320                    25,118,320
(Cost $25,118,320)

TOTAL INVESTMENT IN                                                        $ 388,188,893
SECURITIES - 100%
(Cost $336,125,438)


SECURITY TYPE ABBREVIATIONS

ACES                         -   Automatic Common Exchange
                                 Securities

PIES                         -   Premium Income Exchangeable
                                 Securities

QUIPS                        -   Quarterly Income Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,919,607 or 2.6% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY            ACQUISITION DATE  ACQUISITION COST

Mothers Work, Inc.  6/18/98           $ 18

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $234,628,628 and $185,116,370, respectively, of which long-term U.S. government and government agency obligations aggregated $65,743,085 and $47,982,267, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,071 for the period.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        17.5%      AAA, AA, A    16.9%

Baa               5.3%       BBB           5.6%

Ba                0.7%       BB            0.6%

B                 3.2%       B             3.2%

Caa               0.8%       CCC           0.6%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.2%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $336,781,783. Net unrealized appreciation aggregated $51,407,110, of which $59,663,175 related to appreciated investment securities and $8,256,065 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 388,188,893
value  (cost $336,125,438) -
 See accompanying schedule

Cash                                          41,469

Receivable for investments                    3,303,471
sold

Receivable for fund shares                    73,355
sold

Dividends receivable                          82,717

Interest receivable                           1,501,888

Other receivables                             37,322

 TOTAL ASSETS                                 393,229,115

LIABILITIES

Payable for investments        $ 17,429,025
purchased

Payable for fund shares         489,528
redeemed

Accrued management fee          132,357

Distribution fees payable       1,442

Other payables and  accrued     42,076
expenses

 TOTAL LIABILITIES                            18,094,428

NET ASSETS                                   $ 375,134,687

Net Assets consist of:

Paid in capital                              $ 308,165,308

Undistributed net investment                  5,061,999
income

Accumulated undistributed net                 9,844,250
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   52,063,130
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 375,134,687

INITIAL CLASS: NET ASSET                      $16.06
VALUE, offering price   and
redemption price per share
 ($356,627,636 (divided by)
22,208,610    shares)

SERVICE CLASS: NET ASSET                      $16.01
VALUE, offering price   and
redemption price per share
 ($18,507,051 (divided by)
1,156,020    shares)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED JUNE 30,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,778,053
Dividends

Interest                                       4,181,750

 TOTAL INCOME                                  5,959,803

EXPENSES

Management fee                   $ 748,922

Transfer agent fees               117,752

Distribution fees - Service       6,847
Class

Accounting fees and expenses      79,462

Non-interested trustees'          521
compensation

Custodian fees and expenses       15,769

Audit                             10,906

Legal                             250

Miscellaneous                     4,419

 Total expenses before            984,848
reductions

 Expense reductions               (27,287)     957,561

NET INVESTMENT INCOME                          5,002,242

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,162,372

 Foreign currency transactions    7,065        10,169,437

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,557,859

 Assets and liabilities in        (8,450)      1,549,409
foreign currencies

NET GAIN (LOSS)                                11,718,846

NET INCREASE (DECREASE) IN                    $ 16,721,088
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                             $ 26,451
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                            836

                                              $ 27,287

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 5,002,242                $ 7,601,874
income

 Net realized gain (loss)       10,169,437                 8,523,372

 Change in net unrealized       1,549,409                  26,055,460
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     16,721,088                 42,180,706
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (7,479,403)                (5,425,338)
From net investment income

 From net realized gain         (8,692,279)                (8,288,727)

 TOTAL DISTRIBUTIONS            (16,171,682)               (13,714,065)

Share transactions - net        57,341,742                 74,228,783
increase (decrease)

  TOTAL INCREASE (DECREASE)     57,891,148                 102,695,424
IN NET ASSETS

NET ASSETS

 Beginning of period            317,243,539                214,548,115

 End of period (including      $ 375,134,687              $ 317,243,539
undistributed net investment
income of $5,061,999 and
$7,505,060, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                 YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS        SHARES                        DOLLARS

Share transactions Initial   3,234,240                 $ 51,127,548    6,631,328                    $ 99,433,344
Class  Sold

  Reinvested                 1,027,536                  15,608,273     974,658                       13,713,433

  Redeemed                   (1,150,453)                (18,219,759)   (3,218,228)                   (47,915,708)

  Net increase (decrease)    3,111,323                 $ 48,516,062    4,387,758                    $ 65,231,069

 Service Class   Sold        528,546                   $ 8,334,214     610,188                      $ 9,232,622

  Reinvested                 37,189                     563,405        46                            643

  Redeemed                   (4,666)                    (71,939)       (15,989)                      (235,551)

  Net increase (decrease)    561,069                   $ 8,825,680     594,245                      $ 8,997,714

Distributions From net                                 $ 7,218,828                                  $ 5,425,084
investment income  Initial
Class

  Service Class                                         260,575                                      254

  Total                                                $ 7,479,403                                  $ 5,425,338

 From net realized gain                                $ 8,389,449                                  $ 8,288,339
Initial Class

  Service Class                                         302,830                                      388

  Total                                                $ 8,692,279                                  $ 8,288,727

                                                       $ 16,171,682                                 $ 13,714,065




FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997       1996       1995 H

Net asset value, beginning of    $ 16.11                         $ 14.58                   $ 12.23    $ 11.17    $ 10.00
period

Income from Investment
Operations

Net investment income             .23 D                           .44 D                     .44 D      .33        .14

Net realized and unrealized       .52                             2.00                      2.22       .78        1.25
gain (loss)

Total from investment             .75                             2.44                      2.66       1.11       1.39
operations

Less Distributions

From net investment income        (.37)                           (.36)                     (.31)      (.01)      (.14)

From net realized gain            (.43)                           (.55)                     -          (.04)      (.08)

 Total distributions              (.80)                           (.91)                     (.31)      (.05)      (.22)

Net asset value, end of period   $ 16.06                         $ 16.11                   $ 14.58    $ 12.23    $ 11.17

TOTAL RETURN B, C                 4.94%                           17.64%                    22.18%     9.98%      13.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 356,628                       $ 307,681                 $ 214,538  $ 103,110  $ 43,155
(000 omitted)

Ratio of expenses to average      .57% A                          .59%                      .61%       .72%       1.42% F
net assets

Ratio of expenses to average      .56% A, G                       .58% G                    .60% G     .71% G     1.42%
net assets after expense
reductions

Ratio of net investment           2.94% A                         2.94%                     3.28%      3.63%      3.56%
income to average net assets

Portfolio turnover                115%  A                         94%                       98%        163%       248%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 16.07                         $ 14.59                   $ 14.16
period

Income from Investment
Operations

Net investment income D           .22                             .41                       .08

Net realized and unrealized       .52                             1.98                      .35
gain (loss)

Total from investment             .74                             2.39                      .43
operations

Less Distributions

From net investment income        (.37)                           (.36)                     -

From net realized gain            (.43)                           (.55)                     -

Total distributions               (.80)                           (.91)                     -

Net asset value, end of period   $ 16.01                         $ 16.07                   $ 14.59

TOTAL RETURN B, C                 4.89%                           17.27%                    3.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,507                        $ 9,562                   $ 10
(000 omitted)

Ratio of expenses to average      .68% A                          .70%                      .71% A
net assets

Ratio of expenses to average      .66%  A, G                      .69% G                    .71% A
net assets after expense
reductions

Ratio of net investment           2.83% A                         2.79%                     3.43% A
income to average net assets

Portfolio turnover                115%  A                         94%                       98%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.
H FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.


VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30,1999       PAST 1 YEAR  LIFE OF FUND

VIP II: ASSET MGR: GROWTH -      13.76%       20.79%
"INITIAL CLASS"

Fidelity Aggressive Composite    17.24%       n/a

 S&P 500 (registered trademark)  22.76%       30.11%

 LB Aggregate Bond               3.15%        8.55%

 LB 3 Month T-Bill               4.89%        n/a

Variable Annuity Flexible        10.46%       n/a
Portfolio Funds Average

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Aggressive Asset Allocation Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.

You can also compare the fund's returns to the variable annuity flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 92 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.


(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II ASSET MGR GROWTH     70 S&P/25 LBAGG/5 LB 3MO
S&P 500                     LB AGGREGATE BOND
             00159                       F0022
SP001                       LB001
  1995/01/31      10000.00                    10000.00
   10000.00                    10000.00
  1995/02/28      10149.70                    10319.62
   10389.70                    10238.00
  1995/03/31      10289.42                    10539.71
   10696.30                    10300.45
  1995/04/30      10558.88                    10785.50
   11011.31                    10444.66
  1995/05/31      10708.58                    11199.23
   11451.43                    10848.87
  1995/06/30      11137.72                    11397.77
   11717.44                    10928.06
  1995/07/31      11546.91                    11633.53
   12106.00                    10904.02
  1995/08/31      12065.87                    11695.86
   12136.38                    11035.96
  1995/09/30      12245.51                    12052.97
   12648.54                    11143.01
  1995/10/31      11776.45                    12083.85
   12603.38                    11287.87
  1995/11/30      11986.03                    12487.56
   13156.67                    11457.19
  1995/12/31      12277.71                    12701.01
   13410.07                    11617.59
  1996/01/31      12569.78                    13008.92
   13866.55                    11694.26
  1996/02/29      12613.39                    13009.89
   13995.09                    11490.78
  1996/03/31      12840.37                    13059.96
   14129.86                    11410.35
  1996/04/30      13143.01                    13162.84
   14338.14                    11346.45
  1996/05/31      13348.36                    13380.07
   14707.92                    11323.76
  1996/06/30      13402.41                    13467.11
   14763.95                    11475.49
  1996/07/31      13067.35                    13093.05
   14111.68                    11506.48
  1996/08/31      13164.62                    13267.32
   14409.30                    11486.92
  1996/09/30      13705.04                    13821.05
   15220.25                    11686.79
  1996/10/31      14104.95                    14163.15
   15640.03                    11946.24
  1996/11/30      15023.67                    14935.59
   16822.26                    12150.52
  1996/12/31      14737.79                    14700.41
   16489.01                    12037.52
  1997/01/31      15367.80                    15358.12
   17519.24                    12074.83
  1997/02/28      15514.22                    15455.00
   17656.59                    12105.02
  1997/03/31      14781.88                    14970.83
   16931.08                    11970.65
  1997/04/30      15401.55                    15656.26
   17941.87                    12150.21
  1997/05/31      16336.68                    16364.80
   19034.17                    12265.64
  1997/06/30      16821.15                    16929.64
   19886.90                    12411.60
  1997/07/31      17959.09                    17991.36
   21469.30                    12746.72
  1997/08/31      17395.75                    17251.75
   20266.59                    12638.37
  1997/09/30      18037.95                    17980.97
   21376.59                    12825.42
  1997/10/31      17609.82                    17629.62
   20662.61                    13011.39
  1997/11/30      18116.82                    18224.94
   21619.09                    13071.24
  1997/12/31      18432.29                    18493.92
   21990.29                    13203.26
  1998/01/31      18432.29                    18700.72
   22233.50                    13372.26
  1998/02/28      19558.44                    19644.52
   23836.98                    13361.56
  1998/03/31      20283.77                    20370.04
   25057.67                    13406.99
  1998/04/30      20220.15                    20544.55
   25309.75                    13476.71
  1998/05/31      20016.54                    20350.75
   24874.67                    13604.74
  1998/06/30      20487.37                    20976.94
   25885.08                    13720.15
  1998/07/31      20309.22                    20836.30
   25609.41                    13749.26
  1998/08/31      17751.48                    18817.12
   21906.80                    13973.05
  1998/09/30      18413.18                    19776.04
   23310.15                    14300.19
  1998/10/31      19583.89                    20879.82
   25206.20                    14224.74
  1998/11/30      20563.72                    21798.80
   26733.94                    14305.30
  1998/12/31      21670.80                    22698.67
   28274.35                    14348.32
  1999/01/31      22307.06                    23408.00
   29456.79                    14450.81
  1999/02/28      21729.24                    22800.07
   28541.27                    14198.50
  1999/03/31      21946.67                    23475.12
   29683.21                    14277.27
  1999/04/30      22598.96                    24134.36
   30832.84                    14322.53
  1999/05/31      22204.87                    23687.10
   30104.87                    14196.49
  1999/06/30      23305.60                    24593.03
   31775.69                    14151.15
IMATRL PRASUN   SHR__CHT 19990630 19990714 122449 R00000000000056

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Asset Manager: Growth Portfolio on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $23,306 - a 133.06% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,776 over the same period - a 217.76% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,151 - a 41.51% increase.

You can also look at how the Fidelity Aggressive Asset Allocation Composite Index did over the same period. The Aggressive Asset Allocation Composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (217.76%), Lehman Brothers Aggregate Bond Index (41.51%), and the Lehman Brothers 3 Month Treasury Bill Index (26.44%) - according to the fund's neutral mix*, assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,593 - a 145.93% increase.

* 70% STOCKS, 25% BONDS AND 5% SHORT-TERM INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO DECEMBER 31,
1996.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           2.5

Lucent Technologies, Inc.       2.2

General Electric Co.            2.1

Microsoft Corp.                 2.0

Ameritech Corp.                 1.8

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

(STOCKS ONLY)                  % OF FUND'S INVESTMENTS

TECHNOLOGY                      15.2

FINANCE                         12.8

UTILITIES                       7.9

RETAIL & WHOLESALE              7.7

HEALTH                          6.8

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stock class                 78.1%

Bonds class                 18.9%

Short-term/ Money Market
class                        3.0%

* FOREIGN INVESTMENTS        1.6%

Row: 1, Col: 1, Value: 77.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 19.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.2

ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT
CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  LIFE OF FUND

VIP II: ASSET MGR: GROWTH -    13.68%       20.68%
SERVICE CLASS

Fidelity Aggressive Composite  17.24%       n/a

 S&P 500                       22.76%       30.11%

 LB Aggregate Bond             3.15%        8.55%

 LB 3 Month T-Bill             4.89%        n/a

Variable Annuity Flexible      10.46%       n/a
Portfolio Funds Average

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Aggressive Asset Allocation Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.

You can also compare the fund's returns to the variable annuity flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 92 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II ASSET MGR GRO - SC   70 S&P/25 LBAGG/5 LB 3MO
S&P 500                     LB AGGREGATE BOND
             00468                       F0022
SP001                       LB001
  1995/01/31      10000.00                    10000.00
   10000.00                    10000.00
  1995/02/28      10149.70                    10319.62
   10389.70                    10238.00
  1995/03/31      10289.42                    10539.71
   10696.30                    10300.45
  1995/04/30      10558.88                    10785.50
   11011.31                    10444.66
  1995/05/31      10708.58                    11199.23
   11451.43                    10848.87
  1995/06/30      11137.72                    11397.77
   11717.44                    10928.06
  1995/07/31      11546.91                    11633.53
   12106.00                    10904.02
  1995/08/31      12065.87                    11695.86
   12136.38                    11035.96
  1995/09/30      12245.51                    12052.97
   12648.54                    11143.01
  1995/10/31      11776.45                    12083.85
   12603.38                    11287.87
  1995/11/30      11986.03                    12487.56
   13156.67                    11457.19
  1995/12/31      12277.71                    12701.01
   13410.07                    11617.59
  1996/01/31      12569.78                    13008.92
   13866.55                    11694.26
  1996/02/29      12613.39                    13009.89
   13995.09                    11490.78
  1996/03/31      12840.37                    13059.96
   14129.86                    11410.35
  1996/04/30      13143.01                    13162.84
   14338.14                    11346.45
  1996/05/31      13348.36                    13380.07
   14707.92                    11323.76
  1996/06/30      13402.41                    13467.11
   14763.95                    11475.49
  1996/07/31      13067.35                    13093.05
   14111.68                    11506.48
  1996/08/31      13164.62                    13267.32
   14409.30                    11486.92
  1996/09/30      13705.04                    13821.05
   15220.25                    11686.79
  1996/10/31      14104.95                    14163.15
   15640.03                    11946.24
  1996/11/30      15023.67                    14935.59
   16822.26                    12150.52
  1996/12/31      14737.79                    14700.41
   16489.01                    12037.52
  1997/01/31      15367.80                    15358.12
   17519.24                    12074.83
  1997/02/28      15514.22                    15455.00
   17656.59                    12105.02
  1997/03/31      14781.88                    14970.83
   16931.08                    11970.65
  1997/04/30      15401.55                    15656.26
   17941.87                    12150.21
  1997/05/31      16336.68                    16364.80
   19034.17                    12265.64
  1997/06/30      16821.15                    16929.64
   19886.90                    12411.60
  1997/07/31      17959.09                    17991.36
   21469.30                    12746.72
  1997/08/31      17395.75                    17251.75
   20266.59                    12638.37
  1997/09/30      18037.95                    17980.97
   21376.59                    12825.42
  1997/10/31      17609.82                    17629.62
   20662.61                    13011.39
  1997/11/30      18105.55                    18224.94
   21619.09                    13071.24
  1997/12/31      18421.02                    18493.92
   21990.29                    13203.26
  1998/01/31      18409.75                    18700.72
   22233.50                    13372.26
  1998/02/28      19510.54                    19644.52
   23836.98                    13361.56
  1998/03/31      20235.98                    20370.04
   25057.67                    13406.99
  1998/04/30      20159.62                    20544.55
   25309.75                    13476.71
  1998/05/31      19955.99                    20350.75
   24874.67                    13604.74
  1998/06/30      20414.16                    20976.94
   25885.08                    13720.15
  1998/07/31      20248.71                    20836.30
   25609.41                    13749.26
  1998/08/31      17690.58                    18817.12
   21906.80                    13973.05
  1998/09/30      18352.38                    19776.04
   23310.15                    14300.19
  1998/10/31      19510.54                    20879.82
   25206.20                    14224.74
  1998/11/30      20490.53                    21798.80
   26733.94                    14305.30
  1998/12/31      21585.05                    22698.67
   28274.35                    14348.32
  1999/01/31      22221.40                    23408.00
   29456.79                    14450.81
  1999/02/28      21643.48                    22800.07
   28541.27                    14198.50
  1999/03/31      21847.40                    23475.12
   29683.21                    14277.27
  1999/04/30      22499.97                    24134.36
   30832.84                    14322.53
  1999/05/31      22105.71                    23687.10
   30104.87                    14196.49
  1999/06/30      23206.92                    24593.03
   31775.69                    14151.15
IMATRL PRASUN   SHR__CHT 19990630 19990714 155443 R00000000000056

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $23,207 - a 132.07% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,776 over the same period - a 217.76% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,151 - a 41.51% increase. You can also look at how the Fidelity Aggressive Asset Allocation Composite Index did over the same period. The Aggressive Asset Allocation Composite Index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (217.76%), Lehman Brothers Aggregate Bond Index (41.51%), and the Lehman Brothers 3 Month Treasury Bill Index (26.44%) - according to the fund's neutral mix*, assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,593 - a 145.93% increase.

* 70% STOCKS, 25% BONDS AND 5% SHORT-TERM INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO DECEMBER 31,
1996.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           2.5

Lucent Technologies, Inc.       2.2

General Electric Co.            2.1

Microsoft Corp.                 2.0

Ameritech Corp.                 1.8

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

(STOCKS ONLY)                  % OF FUND'S INVESTMENTS

TECHNOLOGY                      15.2

FINANCE                         12.8

UTILITIES                       7.9

RETAIL & WHOLESALE              7.7

HEALTH                          6.8

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stock class                   78.1%

Bonds class                   18.9%

Short-term/ Money Market
class                          3.0%

* FOREIGN INVESTMENTS          1.6%

Row: 1, Col: 1, Value: 77.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 19.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.2

ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT
CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with
Richard Habermann,
Portfolio Manager of Asset Manager: Growth Portfolio

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, DICK?

A. For the six months that ended June 30, 1999, the fund trailed the 8.35% return of the Fidelity Aggressive Asset Allocation Composite Index. For the 12 months that ended June 30, 1999, the fund also lagged the index, which returned 17.24%.

Q. HOW DID YOU POSITION THE FUND FROM AN ASSET ALLOCATION STANDPOINT DURING THE PERIOD? WHAT FACTORS CAUSED IT TO
UNDERPERFORM ITS BENCHMARK?

A. In terms of asset allocation, I gradually increased the fund's exposure to equities during the second half of the period as that segment of the market continued to broaden and perform well. In fact, at the end of the period, the fund's equity subportfolio - which is managed by Steve Snider - accounted for around 78% of total investments, exceeding the 70% level of the composite index. While this overweighting helped, several individual stock positions - namely in the health care and finance sectors - performed poorly and brought performance down. As for the bond portion of the fund, I sought increased exposure in higher-yielding bonds as several factors made that an attractive area. I kept the fund underweighted relative to its composite index in both investment-grade bonds and short-term securities, as investors generally tended to favor more aggressive investments during the period.

Q. CAN YOU GO INTO MORE DETAIL ON THE PERFORMANCE OF THE STOCK
SUBPORTFOLIO DURING THE PERIOD?

A. It was almost a tale of two periods: the first three months of 1999, in which we continued to see a select group of large-cap stocks perform exceptionally well; and the second three months, in which we finally began to see a broadening of the equity market. The early narrowness proved somewhat restrictive to the fund, while the later broadening played to our stock research strengths. Many of the best individual contributors came from the technology and retail sectors. Hewlett-Packard, for example, benefited from solid growth in its European and Asian businesses, while retailer Best Buy - which specializes in high-end audio and video equipment - reaped the benefits of increased consumer attraction to digital products. Two main laggards during the period were health-care stock Guidant and software company Oracle. Guidant, which manufactures cardiac systems, was hurt by a recall in its product line as well as stronger competition. Oracle, on the other hand, fell victim to a slowdown in overall sales. The fund no longer owned Oracle at the end of the period.

Q. CAN YOU PROVIDE SOME MORE SPECIFICS ON THE BOND PORTION OF THE
FUND?

A. The fund's high-yield bond investments - managed by Fred Hoff - performed extremely well during the period. Despite rising interest rates, several of the fund's high-yielding investments - including those in the telecommunications, retail and health care areas - performed nicely as spreads tightened relative to U.S. Treasuries. The fund's positions in Nextel Communications performed well, as Nextel continued to add wireless subscribers at a rapid rate during the period. Nextel also received an equity infusion from Microsoft. The fund's investment-grade bond exposure - managed by Charlie Morrison - had a relatively neutral effect on performance over the past six months. At the beginning of the period, risk-conscious investors favored more conservative investments such as Treasuries. After the Federal Reserve Board cut interest rates three times in the fall, however, investor confidence resurfaced and the fund's positions in spread sectors such as mortgage-backed and corporate bonds regained their footing.

Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S
SHORT-TERM/MONEY MARKET INVESTMENTS?

A. The fund's short-term/money market investments - which are managed by John Todd - performed relatively well thanks to an effective mixture of both long- and short-term maturities. We bought longer-term securities - mainly six months to one year - to capitalize on attractive yield spreads within the short-term universe. On the other hand, the overall flight to quality we witnessed in late 1998 created a premium on liquidity, and shorter-term securities became attractive. By buying long, we locked in some of those favorable spreads and, by buying short, we were able to take advantage of the liquidity premium.

Q. WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A. Through the last couple months of the period, the dominance of large-cap stocks was interrupted by strong showings from both small- and medium-cap stocks. This type of broad participation - if it can be sustained - should be beneficial to the fund. However, if world economies can continue to improve, this would inevitably heighten concerns over inflation and higher interest rates. In terms of portfolio positioning, these issues will become increasingly important in determining the asset mix for the rest of the year.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world

START DATE: January 3, 1995

SIZE: as of June 30, 1999, more than $565 million

MANAGER: Richard Habermann, since 1996;
joined Fidelity in 1968

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 72.6%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 3.1%

AEROSPACE & DEFENSE - 2.9%

AlliedSignal, Inc.                77,600                 $ 4,888,800

Cordant Technologies, Inc.        21,300                  962,494

Northrop Grumman Corp.            29,300                  1,942,956

United Technologies Corp.         118,456                 8,491,815

                                                          16,286,065

DEFENSE ELECTRONICS - 0.2%

Litton Industries, Inc. (a)       14,000                  1,004,500

TOTAL AEROSPACE & DEFENSE                                 17,290,565

BASIC INDUSTRIES - 1.7%

CHEMICALS & PLASTICS - 1.1%

Dow Chemical Co.                  21,900                  2,778,563

E.I. du Pont de Nemours and       17,300                  1,181,806
Co.

Engelhard Corp.                   18,900                  427,613

FMC Corp. (a)                     20,700                  1,414,069

Solutia, Inc.                     18,200                  387,888

                                                          6,189,939

PAPER & FOREST PRODUCTS - 0.6%

Georgia-Pacific Corp.             26,600                  1,260,175

Louisiana-Pacific Corp.           45,000                  1,068,750

Weyerhaeuser Co.                  19,900                  1,368,125

                                                          3,697,050

TOTAL BASIC INDUSTRIES                                    9,886,989

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.2%

Fortune Brands, Inc.              26,000                  1,075,750

CONSTRUCTION - 0.4%

Centex Corp.                      26,400                  991,650

D.R. Horton, Inc.                 32,900                  546,963

Kaufman & Broad Home Corp.        34,200                  850,725

                                                          2,389,338

TOTAL CONSTRUCTION & REAL                                 3,465,088
ESTATE

DURABLES - 2.2%

AUTOS, TIRES, & ACCESSORIES -
1.5%

Delphi Automotive Systems         57,871                  1,074,230
Corp.

Ford Motor Co.                    132,300                 7,466,681

                                                          8,540,911

CONSUMER ELECTRONICS - 0.4%

Maytag Corp.                      35,000                  2,439,063



                                 SHARES                  VALUE (NOTE 1)

HOME FURNISHINGS - 0.3%

Ethan Allen Interiors, Inc.       20,100                 $ 758,775

Furniture Brands                  21,700                  604,888
International, Inc. (a)

                                                          1,363,663

TOTAL DURABLES                                            12,343,637

ENERGY - 3.9%

OIL & GAS - 3.9%

Apache Corp.                      23,100                  900,900

Atlantic Richfield Co.            56,100                  4,687,856

Chevron Corp.                     20,500                  1,951,344

Coastal Corp. (The)               56,800                  2,272,000

Exxon Corp.                       95,900                  7,396,288

Mobil Corp.                       51,500                  5,098,500

                                                          22,306,888

FINANCE - 12.7%

BANKS - 4.5%

Bank of America Corp.             63,100                  4,626,019

BankBoston Corp.                  53,800                  2,750,525

Chase Manhattan Corp.             117,300                 10,161,113

Comerica, Inc.                    10,700                  635,981

Firstar Corp.                     30,000                  840,000

National City Corp.               24,139                  1,581,105

SunTrust Banks, Inc.              34,100                  2,367,819

Wells Fargo & Co.                 66,400                  2,838,600

                                                          25,801,162

CREDIT & OTHER FINANCE - 2.2%

American Express Co.              19,900                  2,589,488

Citigroup, Inc.                   109,200                 5,187,000

Equitable Companies (The),        32,000                  2,144,000
Inc.

Fleet Financial Group, Inc.       28,500                  1,264,688

Providian Financial Corp.         11,500                  1,075,250

                                                          12,260,426

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        140,400                 9,599,850

Freddie Mac                       78,200                  4,535,600

                                                          14,135,450

INSURANCE - 1.9%

Allmerica Financial Corp.         12,400                  754,075

American International Group,     27,925                  3,268,970
Inc.

Conseco, Inc.                     110,000                 3,348,125

Financial Security Assurance      4,700                   244,400
Holdings Ltd.

Lincoln National Corp.            20,800                  1,088,100

Marsh & McLennan Companies,       26,400                  1,993,200
Inc.

                                                          10,696,870

SECURITIES INDUSTRY - 1.6%

Kansas City Southern              26,500                  1,691,031
Industries, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Lehman Brothers Holdings,         74,800                 $ 4,656,300
Inc.

Morgan Stanley, Dean Witter &     26,600                  2,726,500
Co.

                                                          9,073,831

TOTAL FINANCE                                             71,967,739

HEALTH - 6.7%

DRUGS & PHARMACEUTICALS - 3.7%

Amgen, Inc. (a)                   47,500                  2,891,563

Bristol-Myers Squibb Co.          145,500                 10,248,656

Schering-Plough Corp.             148,700                 7,881,100

                                                          21,021,319

MEDICAL EQUIPMENT & SUPPLIES
- 2.5%

Abbott Laboratories               39,600                  1,801,800

Boston Scientific Corp. (a)       39,700                  1,744,319

Guidant Corp.                     44,800                  2,304,400

Johnson & Johnson                 85,900                  8,418,200

                                                          14,268,719

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Lincare Holdings, Inc. (a)        26,000                  650,000

PacifiCare Health Systems,        25,600                  1,841,600
Inc.  Class A (a)

                                                          2,491,600

TOTAL HEALTH                                              37,781,638

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.5%

ELECTRICAL EQUIPMENT - 2.3%

General Electric Co.              107,000                 12,091,000

General Instrument Corp. (a)      28,300                  1,202,750

                                                          13,293,750

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.2%

Coltec Industries, Inc. (a)       36,700                  795,931

Ingersoll-Rand Co.                71,500                  4,620,688

Tyco International Ltd.           73,700                  6,983,075

                                                          12,399,694

TOTAL INDUSTRIAL MACHINERY &                              25,693,444
EQUIPMENT

MEDIA & LEISURE - 2.4%

BROADCASTING - 0.6%

NTL, Inc. warrants 12/31/08       427                     21,350
(a)

Time Warner, Inc.                 49,850                  3,663,975

                                                          3,685,325

ENTERTAINMENT - 0.5%

Mandalay Resort Group (a)         39,800                  840,775

Viacom, Inc. Class B              39,800                  1,751,200
(non-vtg.) (a)

                                                          2,591,975



                                 SHARES                  VALUE (NOTE 1)

PUBLISHING - 1.2%

Gannet, Inc.                      50,900                 $ 3,632,988

Knight-Ridder, Inc.               18,900                  1,038,319

New York Times Co. (The)          32,800                  1,207,450
Class A

Tribune Co.                       10,000                  871,250

World Color Press, Inc. (a)       9,700                   266,750

                                                          7,016,757

RESTAURANTS - 0.1%

Brinker International, Inc.       12,000                  326,250
(a)

TOTAL MEDIA & LEISURE                                     13,620,307

NONDURABLES - 3.8%

BEVERAGES - 0.8%

Anheuser-Busch Companies,         37,900                  2,688,531
Inc.

Canandaigua Wine, Inc. Class      7,300                   382,794
A (a)

Coors (Adolph) Co. Class B        14,700                  727,650

PepsiCo, Inc.                     22,600                  874,338

                                                          4,673,313

FOODS - 1.4%

Heinz (H.J.) Co.                  94,500                  4,736,813

Quaker Oats Co.                   43,400                  2,880,675

                                                          7,617,488

HOUSEHOLD PRODUCTS - 1.0%

Avon Products, Inc.               18,700                  1,037,850

Clorox Co.                        17,500                  1,869,219

Premark International, Inc.       4,400                   165,000

Procter & Gamble Co.              25,900                  2,311,575

                                                          5,383,644

TOBACCO - 0.6%

Philip Morris Companies, Inc.     88,500                  3,556,594

TOTAL NONDURABLES                                         21,231,039

RETAIL & WHOLESALE - 7.7%

APPAREL STORES - 1.2%

Gap, Inc.                         43,575                  2,195,091

TJX Companies, Inc.               117,600                 3,917,550

United Stationers, Inc. (a)       20,000                  440,000

                                                          6,552,641

GENERAL MERCHANDISE STORES -
3.2%

Dayton Hudson Corp.               21,100                  1,371,500

Federated Department Stores,      48,400                  2,562,175
Inc. (a)

Wal-Mart Stores, Inc.             296,000                 14,281,974

                                                          18,215,649

GROCERY STORES - 0.6%

Safeway, Inc. (a)                 71,100                  3,519,450

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.7%

Best Buy Co., Inc. (a)            77,000                  5,197,500

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Home Depot, Inc.                  110,600                $ 7,126,788

Lowe's Companies, Inc.            55,200                  3,129,150

                                                          15,453,438

TOTAL RETAIL & WHOLESALE                                  43,741,178

SERVICES - 0.2%

PRINTING - 0.2%

Valassis Communications, Inc.     31,650                  1,159,181
(a)

TECHNOLOGY - 15.2%

COMMUNICATIONS EQUIPMENT - 3.1%

Cisco Systems, Inc. (a)           82,200                  5,296,763

Globalstar Telecommunications     180                     9,900
Ltd. warrants 2/15/04 (a)(f)

Lucent Technologies, Inc.         183,600                 12,381,525

                                                          17,688,188

COMPUTER SERVICES & SOFTWARE
- 6.1%

Adobe Systems, Inc.               29,800                  2,448,256

BMC Software, Inc.                74,000                  3,996,000

Computer Associates               31,700                  1,743,500
International, Inc.

Electronics for Imaging, Inc.     13,300                  683,288
(a)

First Data Corp.                  46,200                  2,260,913

International Business            72,600                  9,383,550
Machines Corp.

Microsoft Corp. (a)               127,000                 11,453,813

NCR Corp. (a)                     2,300                   112,269

Unisys Corp. (a)                  59,200                  2,305,100

                                                          34,386,689

COMPUTERS & OFFICE EQUIPMENT
- 3.1%

Adaptec, Inc. (a)                 66,100                  2,334,156

Comverse Technology, Inc. (a)     23,800                  1,796,900

Hewlett-Packard Co.               76,900                  7,728,450

Lexmark International Group,      90,600                  5,985,263
Inc.  Class A (a)

                                                          17,844,769

ELECTRONIC INSTRUMENTS - 0.9%

Applied Materials, Inc. (a)       66,100                  4,883,138

ELECTRONICS - 2.0%

Intel Corp.                       127,000                 7,556,500

Motorola, Inc.                    39,200                  3,714,200

                                                          11,270,700

TOTAL TECHNOLOGY                                          86,073,484

TRANSPORTATION - 1.1%

AIR TRANSPORTATION - 1.1%

Comair Holdings, Inc.             41,400                  861,638

Southwest Airlines Co.            180,400                 5,614,950

                                                          6,476,588



                                 SHARES                  VALUE (NOTE 1)

UTILITIES - 6.8%

CELLULAR - 0.0%

McCaw International Ltd.          910                    $ 2,275
warrants 4/15/07 (a)(f)

ELECTRIC UTILITY - 1.7%

DTE Energy Co.                    32,000                  1,280,000

Edison International              39,400                  1,053,950

Energy East Corp.                 104,600                 2,719,600

GPU, Inc.                         30,700                  1,295,156

Public Service Enterprise         24,200                  989,175
Group, Inc.

Reliant Energy, Inc.              56,700                  1,566,338

Unicom Corp.                      19,900                  767,394

                                                          9,671,613

TELEPHONE SERVICES - 5.1%

Ameritech Corp.                   141,300                 10,385,550

AT&T Corp.                        141,150                 7,877,934

BellSouth Corp.                   140,900                 6,604,688

Pathnet, Inc. warrants            890                     8,900
4/15/08 (a)(f)

SBC Communications, Inc.          65,000                  3,770,000

                                                          28,647,072

TOTAL UTILITIES                                           38,320,960

TOTAL COMMON STOCKS                                       411,358,725
(Cost $308,246,878)

NONCONVERTIBLE PREFERRED
STOCKS - 2.1%



CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

California Federal Preferred      30,171                  784,446
Capital Corp. $2.2812

Walden Residential                1,200                   25,950
Properties, Inc. $2.30

                                                          810,396

FINANCE - 0.1%

INSURANCE - 0.1%

American Annuity Group            160                     158,835
Capital Trust II 8.875%

SIG Capital Trust I 9.5% (a)      692                     544,565

                                                          703,400

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fresenius Medical Care            586                     554,722
Capital Trust II 7.875%

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.5%

Adelphia Communications Corp.     2,183                   249,408
$13.00

Capstar Communications, Inc.      2,572                   298,352
$12.625 pay-in-kind

CSC Holdings, Inc. 11.125%        13,606                  1,489,857
pay-in-kind

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Granite Broadcasting Corp.        323                    $ 316,540
12.75% pay-in-kind

Sinclair Capital 11.625%          4,717                   491,747

                                                          2,845,904

PUBLISHING - 0.2%

PRIMEDIA, Inc.:

$9.20                             3,869                   360,784

Series D, $10.00                  6,244                   613,473

                                                          974,257

TOTAL MEDIA & LEISURE                                     3,820,161

UTILITIES - 1.1%

CELLULAR - 0.5%

Nextel Communications, Inc.:

11.125% pay-in-kind               2,555                   2,567,775

Series D, 13% pay-in-kind         51                      53,805

                                                          2,621,580

TELEPHONE SERVICES - 0.6%

Hyperion Telecommunication,       769                     684,410
Inc. 12.875% pay-in-kind

Intermedia Communications,        691                     678,908
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          247                     237,120
12.5% pay-in-kind

NEXTLINK Communications, Inc.     27,666                  1,397,133
14% pay-in-kind

WinStar Communications, Inc.      449                     361,445
14.25%

                                                          3,359,016

TOTAL UTILITIES                                           5,980,596

TOTAL NONCONVERTIBLE                                      11,869,275
PREFERRED STOCKS
(Cost $12,059,026)


CORPORATE BONDS - 14.3%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT

CONVERTIBLE BONDS - 0.3%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 1,080,000                     893,700
12/1/05

Total Renal Care Holdings,        B1         460,000                        372,600
Inc. 7% 5/15/09 (f)

                                                                            1,266,300



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

MEDIA & LEISURE - 0.0%

RESTAURANTS - 0.0%

CKE Restaurants, Inc. 4.25%       B1        $ 30,000                       $ 22,500
3/15/04

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands                   B3         390,000                        368,550
International, Inc. 7%
3/28/01

RETAIL & WHOLESALE - 0.0%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

Sports Authority, Inc. (The)      B3         120,000                        84,000
5.25% 9/15/01

TOTAL CONVERTIBLE BONDS                                                     1,741,350

NONCONVERTIBLE BONDS - 14.0%

AEROSPACE & DEFENSE - 0.1%

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        B1         530,000                        548,550
Inc. 9.25% 12/1/06

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.4%

Acetex Corp. yankee 9.75%         B1         60,000                         55,200
10/1/03

Huntsman Corp. 9.5% 7/1/07 (f)    B2         270,000                        257,175

Huntsman ICI Chemicals LLC        B2         510,000                        514,463
10.125% 7/1/09 (f)

Lyondell Chemical Co.:

9.625% 5/1/07 (f)                 Ba3        140,000                        143,150

9.875% 5/1/07 (f)                 Ba3        790,000                        803,825

10.875% 5/1/09 (f)                B2         170,000                        175,525

Sterling Chemicals, Inc.:

11.25% 4/1/07                     Caa3       130,000                        100,100

11.75% 8/15/06                    Caa3       510,000                        387,600

                                                                            2,437,038

METALS & MINING - 0.1%

Kaiser Aluminum & Chemical        B3         190,000                        193,325
Corp. 12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         320,000                        296,800
2/15/08

                                                                            490,125

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1       210,000                        197,925
9.375% 6/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.0%

Potlatch Corp. 6.25% 3/15/02      Baa1      $ 80,000                       $ 79,259

TOTAL BASIC INDUSTRIES                                                      3,204,347

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.0%

American Standard Companies,      Ba3        320,000                        305,600
Inc. 7.375% 4/15/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1         500,000                        472,500

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09 (f)      B3         230,000                        226,550

REAL ESTATE - 0.2%

LNR Property Corp.:

9.375% 3/15/08                    B1         460,000                        434,700

10.5% 1/15/09                     B1         440,000                        440,000

                                                                            874,700

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       100,000                        95,498

7.125% 3/15/04                    Baa2       110,000                        106,377

Equity Office  Properties
Trust:

6.375% 2/15/03                    Baa1       100,000                        97,736

6.75% 2/15/08                     Baa1       100,000                        94,560

Weeks Realty LP 6.875% 3/15/05    Baa2       100,000                        97,042

                                                                            491,213

TOTAL CONSTRUCTION & REAL                                                   2,370,563
ESTATE

DURABLES - 0.4%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Blue Bird Body Co. 10.75%         B2         294,000                        311,640
11/15/06

Delphi Automotive Systems         Baa2       75,000                         73,091
Corp. 6.125% 5/1/04

Federal-Mogul Corp. 7.875%        Ba2        890,000                        823,250
7/1/10

Oshkosh Truck Co. 8.75% 3/1/08    B2         300,000                        298,500

                                                                            1,506,481

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         370,000                        320,975
9.625% 5/1/08



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

TEXTILES & APPAREL - 0.1%

Jones Apparel Group, Inc.         Baa2      $ 135,000                      $ 134,831
7.875% 6/15/06 (f)

Worldtex, Inc. 9.625% 12/15/07    B1         570,000                        498,750

                                                                            633,581

TOTAL DURABLES                                                              2,461,037

ENERGY - 0.6%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         400,000                        398,000
9.625% 5/15/08

ENERGY SERVICES - 0.2%

Baker Hughes, Inc. 5.8%           A2         90,000                         87,633
2/15/03 (f)

R&B Falcon Corp. 6.5% 4/15/03     Ba3        320,000                        273,600

RBF Finance Co.:

11% 3/15/06 (f)                   Ba3        810,000                        834,300

11.375% 3/15/09 (f)               Ba3        270,000                        279,450

                                                                            1,474,983

OIL & GAS - 0.3%

Apache Corp. 7.625% 7/1/19        Baa1       50,000                         49,688

Chesapeake Energy Corp.           B3         230,000                        215,050
9.625% 5/1/05

Comstock Resources, Inc.          B2         130,000                        132,925
11.25% 5/1/07 (f)

Conoco, Inc.:

5.9% 4/15/04                      A3         100,000                        96,960

6.95% 4/15/29                     A3         70,000                         65,309

Gulf Canada Resources Ltd.        Ba1        250,000                        245,625
8.375% 11/15/05

Occidental Petroleum Corp.        Baa3       100,000                        105,120
9.75% 6/15/01

Ocean Energy, Inc. 8.875%         B1         360,000                        354,600
7/15/07

Oryx Energy Co.:

8% 10/15/03                       Baa1       95,000                         97,366

8.125% 10/15/05                   Baa1       140,000                        146,426

8.375% 7/15/04                    Baa1       45,000                         47,183

Petro-Canada 7% 11/15/28          A3         130,000                        119,674

                                                                            1,675,926

TOTAL ENERGY                                                                3,548,909

FINANCE - 1.6%

BANKS - 0.3%

Bank One Corp. 5.625% 2/17/04     Aa3        120,000                        114,782

BankAmerica Corp. 6.625%          Aa2        60,000                         59,963
6/15/04

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

BankBoston Corp.:

6.125% 3/15/02                    A2        $ 320,000                      $ 320,908

6.625% 2/1/04                     A3         60,000                         59,857

Capital One Bank:

6.375% 2/15/03                    Baa2       130,000                        126,913

6.65% 3/15/04                     Baa3       260,000                        253,760

Capital One Financial Corp.       Baa3       100,000                        95,678
7.125% 8/1/08

Den Danske Bank AS 6.375%         A1         170,000                        163,646
6/15/08 (f)(i)

Fleet/Norstar Financial           A3         90,000                         96,027
Group, Inc. 9.9% 6/15/01

Korea Development Bank:

6.625% 11/21/03                   Baa3       95,000                         91,227

7.125% 9/17/01                    Baa3       30,000                         29,722

NB Capital Trust IV 8.25%         Aa2        100,000                        102,903
4/15/27

Providian National Bank 6.7%      Baa3       100,000                        97,691
3/15/03

Sumitomo Bank International       Baa1       100,000                        101,700
Finance NV 8.5% 6/15/09

Wachovia Corp. 6.7% 6/21/04       Aa3        100,000                        100,700

                                                                            1,815,477

CREDIT & OTHER FINANCE - 1.0%

Ahmanson Capital Trust I          A3         125,000                        127,043
8.36% 12/1/26 (f)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       550,000                        420,750

10% 3/15/04                       Caa3       370,000                        284,900

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       250,000                        247,163

7.5% 11/15/00                     Baa3       130,000                        130,967

BankAmerica Capital II Series     Aa2        100,000                        100,654
2, 8% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         75,000                         72,156

ContiFinancial Corp.:

8.125% 4/1/08                     Caa1       150,000                        114,000

8.375% 8/15/03                    Caa1       100,000                        72,000

Countrywide Funding Corp.         A3         150,000                        149,264
6.45% 2/27/03

ERP Operating LP:

6.55% 11/15/01                    A3         55,000                         54,783

7.1% 6/23/04                      A3         100,000                        100,071

Farmers Insurance Exchange        A2         110,000                        100,977
Capital 7.05% 7/15/28 (f)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

First Security Capital I          A3        $ 110,000                      $ 112,144
8.41% 12/15/26

Ford Motor Credit Co. 6.5%        A1         700,000                        701,708
2/28/02

GS Escrow Corp.:

7% 8/1/03                         Ba1        90,000                         87,043

7.125% 8/1/05                     Ba1        165,000                        156,646

Heller Financial, Inc. 6%         A3         180,000                        174,242
3/19/04

KeyCorp Institutional Capital     A1         130,000                        128,405
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1        430,000                        361,200

7.6% 8/1/07                       Ba1        790,000                        649,775

7.875% 8/1/03                     Ba1        130,000                        110,825

Mellon Capital I 7.72% 12/1/26    A2         70,000                         68,700

Money Store, Inc. 7.3% 12/1/02    A2         100,000                        102,520

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       40,000                         38,493

5.875% 5/1/04                     Baa1       100,000                        96,288

6.875% 11/15/28                   Baa1       100,000                        91,348

TXU Eastern Funding 6.15%         Baa1       60,000                         59,272
5/15/02 (f)

U.S. Bancorp 8.09% 11/15/26       A1         100,000                        98,426

UNICCO Service Co./UNICCO         B3         510,000                        487,050
Finance Corp. 9.875% 10/15/07

Yorkshire Power Finance Ltd.      Baa2       60,000                         56,208
yankee 6.496% 2/25/08

                                                                            5,555,021

SAVINGS & LOANS - 0.1%

Chevy Chase Savings Bank FSB      B1         170,000                        172,125
9.25% 12/1/08

Great Western Finance Trust       A3         120,000                        118,656
II 8.206% 2/1/27

Home Savings of America FSB       A3         90,000                         88,349
6.5% 8/15/04

Long Island Savings Bank FSB      Baa3       140,000                        139,973
7% 6/13/02

Sovereign Bancorp, Inc.           Ba1        100,000                        99,597
6.625% 3/15/01

                                                                            618,700

SECURITIES INDUSTRY - 0.2%

Amvescap PLC yankee 6.375%        A3         200,000                        196,876
5/15/03

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Goldman Sachs Group L.P.          A1        $ 400,000                      $ 401,343
5.295% 7/27/00 (i)(j)

Lehman Brothers Holdings 6.4%     Baa1       400,000                        401,464
12/27/99

                                                                            999,683

TOTAL FINANCE                                                               8,988,881

HEALTH - 0.3%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       70,000                         52,675
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Graham-Field Health Products,     Caa1       230,000                        157,550
Inc. 9.75% 8/15/07

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Fountain View, Inc. 11.25%        Caa1       460,000                        372,600
4/15/08

Integrated Health  Services,
Inc.:

9.25% 1/15/08                     B2         209,000                        146,300

9.5% 9/15/07                      B2         170,000                        123,250

Tenet Healthcare Corp. 8.625%     Ba3        630,000                        614,250
1/15/07

                                                                            1,256,400

TOTAL HEALTH                                                                1,466,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

Bucyrus International, Inc.       B1         520,000                        474,500
9.75% 9/15/07

Dunlop Standard Aero Holdings     B3         430,000                        436,450
PLC 11.875% 5/15/09 (f)

Roller Bearing Holding, Inc.      -          500,000                        220,000
0% 6/15/09 (d)(f)

Tokheim Corp. 11.375% 8/1/08      B3         350,000                        334,250
(f)

Tyco International Group SA
yankee:

6.125% 6/15/01                    Baa1       90,000                         89,524

6.375% 6/15/05                    Baa1       105,000                        102,704

                                                                            1,657,428

POLLUTION CONTROL - 0.1%

Envirosource, Inc. Series B       B3         80,000                         49,200
9.75% 6/15/03

IT Group, Inc. (The) 11.25%       B3         200,000                        191,000
4/1/09 (f)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

WMX Technologies, Inc.:

6.25% 10/15/00                    Baa2      $ 100,000                      $ 100,133

7.1% 8/1/26                       Baa2       140,000                        142,743

8.25% 11/15/99                    Baa2       40,000                         40,373

                                                                            523,449

TOTAL INDUSTRIAL MACHINERY &                                                2,180,877
EQUIPMENT

MEDIA & LEISURE - 4.7%

BROADCASTING - 3.1%

ACME Television LLC/ACME          B3         290,000                        237,800
Financial Corp. 0% 9/30/04
(d)

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1         1,150,000                      1,066,625

9.875% 3/1/07                     B1         930,000                        970,688

Ascent Entertainment Group,       B3         320,000                        230,400
Inc. 0% 12/15/04 (d)

Avalon Cable Michigan,            B3         330,000                        335,775
Inc./Avalon Cable New
England/Avalon Cable Finance
9.375% 12/1/08 (f)

Benedek Communications Corp.      B3         120,000                        99,600
0% 5/15/06 (d)

Bresnan Communications Group      B2         310,000                        202,275
LLC/Bresnan Capital Corp. 0%
2/1/09 (d)(f)

Century  Communications Corp.:

8.75% 10/1/07                     Ba3        180,000                        178,200

Series B, 0% 1/15/08              Ba3        1,000,000                      440,000

Chancellor Media Corp. 9%         B1         650,000                        658,125
10/1/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(f)                  B2         535,000                        329,025

8.625% 4/1/09 (f)                 B2         480,000                        459,000

Classic Cable, Inc. 9.875%        B3         160,000                        165,600
8/1/08 (f)

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       150,000                        135,195

7.25% 10/15/27                    Baa3       105,000                        96,355

Comcast UK Cable Partners         B2         580,000                        516,200
Ltd. 0% 11/15/07 (d)

Continental  Cablevision, Inc.:

8.3% 5/15/06                      Baa3       10,000                         10,678

9% 9/1/08                         Baa3       350,000                        393,246

CSC Holdings, Inc.:

9.25% 11/1/05                     B1         260,000                        269,750

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

CSC Holdings, Inc.: - continued

9.875% 5/15/06                    B1        $ 240,000                      $ 256,200

10.5% 5/15/16                     B1         280,000                        322,000

Diamond Cable Communications
PLC:

0% 2/15/07 (d)                    B3         785,000                        620,150

yankee 0% 12/15/05 (d)            B3         130,000                        114,075

EchoStar DBS Corp. 9.375%         B2         490,000                        496,125
2/1/09 (f)

Falcon Holding Group              B2         1,835,000                      1,282,206
LP/Falcon Funding Corp. 0%
4/15/10 (d)

FrontierVision Holdings           Caa1       560,000                        484,400
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

FrontierVision Operating          B3         340,000                        373,150
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       370,000                        214,600
3/1/07 (d)(f)

Granite Broadcasting Corp.        B3         600,000                        595,500
9.375% 12/1/05

Hearst-Argyle Television,         Baa3       200,000                        188,018
Inc. 7.5% 11/15/27

Intermedia Capital Partners       B2         180,000                        198,900
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

International Cabletel, Inc.      B3         220,000                        191,950
0% 2/1/06 (d)

Knology Holding, Inc. 0%          -          840,000                        480,900
10/15/07 (d)

Lenfest Communications, Inc.      B1         190,000                        193,325
8.25% 2/15/08

Nielsen Media Research, Inc.      Baa2       60,000                         60,665
7.6% 6/15/09

NTL Communications Corp.          B3         620,000                        678,900
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (d)                     B3         470,000                        314,900

10% 2/15/07                       B3         270,000                        276,750

Olympus Communications            B1         160,000                        175,200
LP/Olympus Capital Corp.
10.625% 11/15/06

Pegasus Communications Corp.      B3         250,000                        245,000
9.625% 10/15/05

Rogers Cablesystems Ltd.          B2         290,000                        334,950
yankee 11% 12/1/15



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

TCI Communications, Inc.:

9.25% 4/15/02                     A2        $ 100,000                      $ 107,598

9.8% 2/1/12                       A2         190,000                        232,146

TeleWest  Communications PLC:

0% 4/15/09 (d)(f)                 B1         150,000                        100,500

11.25% 11/1/08                    B1         130,000                        146,900

Telewest PLC:

yankee 9.625% 10/1/06             B1         110,000                        112,200

0% 10/1/07 (d)                    B1         1,380,000                      1,235,100

Time Warner, Inc.:

8.18% 8/15/07                     Baa3       145,000                        153,146

9.125% 1/15/13                    Baa3       155,000                        175,469

United International              B3         1,160,000                      771,400
Holdings, Inc. 0% 2/15/08 (d)

                                                                            17,926,860

ENTERTAINMENT - 0.4%

Bally Total Fitness Holding       B3         948,000                        919,560
Corp. 9.875% 10/15/07

Cinemark USA, Inc. 8.5% 8/1/08    B2         510,000                        474,300

Paramount Communications,         Baa3       110,000                        112,412
Inc. 7.5% 1/15/02

Regal Cinemas, Inc. 8.875%        B3         630,000                        573,300
12/15/10

United Artists Theatre Co.        Caa1       120,000                        92,400
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                     Baa3       110,000                        109,331

7.75% 6/1/05                      Baa3       115,000                        117,788

                                                                            2,399,091

LODGING & GAMING - 0.6%

Circus Circus Enterprises,        Ba2        210,000                        184,800
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         190,000                        182,875
9.5% 4/1/09 (f)

Courtyard by Marriott II          B-         650,000                        663,000
LP/Courtyard II Finance Co.
10.75% 2/1/08

HMH Properties, Inc.:

7.875% 8/1/05                     Ba2        135,000                        127,575

7.875% 8/1/08                     Ba2        1,375,000                      1,265,000

Host Marriott LP 8.375%           Ba2        630,000                        606,375
2/15/06 (f)

Signature Resorts, Inc. 9.75%     B3         340,000                        306,000
10/1/07

                                                                            3,335,625

PUBLISHING - 0.2%

Big Flower Press Holdings,        B2         110,000                        101,200
Inc. 8.625% 12/1/08

Garden State Newspapers, Inc.     B1         750,000                        701,250
Series B, 8.75% 10/1/09

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

News America  Holdings, Inc.:

7.7% 10/30/25                     Baa3      $ 110,000                      $ 106,550

8.625% 2/1/03                     Baa3       40,000                         42,401

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       35,000                         34,997

8.375% 3/15/23                    Baa2       60,000                         64,990

                                                                            1,051,388

RESTAURANTS - 0.4%

CKE Restaurants, Inc. 9.125%      B1         220,000                        206,800
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         940,000                        949,400

Host Marriott Travel Plazas,      Ba3        450,000                        460,125
Inc. 9.5% 5/15/05

NE Restaurant, Inc. 10.75%        B3         550,000                        503,250
7/15/08

                                                                            2,119,575

TOTAL MEDIA & LEISURE                                                       26,832,539

NONDURABLES - 0.3%

BEVERAGES - 0.1%

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3       115,000                        113,865

6.4% 12/15/03                     Baa3       120,000                        117,420

6.625% 12/15/05                   Baa3       60,000                         58,200

7.6% 12/15/28                     Baa3       60,000                         57,978

                                                                            347,463

FOODS - 0.0%

ConAgra, Inc. 7.125% 10/1/26      Baa1       115,000                        113,950

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer  Products
Corp.:

8.625% 2/1/08                     B3         380,000                        355,300

9% 11/1/06                        B2         390,000                        386,100

                                                                            741,400

TOBACCO - 0.1%

Philip Morris  Companies, Inc.:

6.95% 6/1/06                      A2         140,000                        141,470

7.25% 9/15/01                     A2         50,000                         50,842



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

RJR Nabisco, Inc. 7.375%          Baa2      $ 100,000                      $ 98,757
5/15/03 (f)

                                                                            291,069

TOTAL NONDURABLES                                                           1,493,882

RETAIL & WHOLESALE - 0.5%

GENERAL MERCHANDISE STORES -
0.2%

Dayton Hudson Corp. 7.5%          A3         125,000                        128,129
7/15/06

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa2       100,000                        98,804

8.5% 6/15/03                      Baa2       50,000                         52,935

K mart Corp. 12.5% 3/1/05         Ba1        510,000                        608,175

                                                                            888,043

GROCERY STORES - 0.3%

Kroger Co. 6% 7/1/00              Baa3       110,000                        109,765

Pathmark Stores, Inc. 9.625%      Caa1       1,230,000                      1,248,450
5/1/03

Pueblo Xtra  International,
Inc.:

Series C, 9.5% 8/1/03             B3         220,000                        204,600

9.5% 8/1/03                       B3         310,000                        288,300

                                                                            1,851,115

TOTAL RETAIL & WHOLESALE                                                    2,739,158

SERVICES - 0.2%

PRINTING - 0.1%

Sullivan Graphics, Inc.           Caa1       210,000                        218,400
12.75% 8/1/05

SERVICES - 0.1%

La Petite Academy, Inc./La        B3         530,000                        504,825
Petite Academy Holding Co.
10% 5/15/08

Medaphis Corp. 9.5% 2/15/05       Caa1       260,000                        192,400

                                                                            697,225

TOTAL SERVICES                                                              915,625

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Federal Data Corp. 10.125%        B3         690,000                        653,775
8/1/05

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Comdisco, Inc.:

6.375% 11/30/01                   Baa1       150,000                        149,603

7.21% 7/2/01                      Baa1       125,000                        126,244

                                                                            275,847

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.2%

Fairchild  Semiconductor Corp.:

10.125% 3/15/07                   B3        $ 255,000                      $ 247,988

10.375% 10/1/07 (f)               B3         400,000                        394,000

11.74% 3/15/08 pay-in-kind (j)    -          465,394                        426,189

                                                                            1,068,177

TOTAL TECHNOLOGY                                                            1,997,799

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.4%

Atlas Air, Inc. 9.25% 4/15/08     B3         830,000                        792,650

Continental Airlines, Inc.
Pass Through Trust
Certificates:

7.434% 3/15/06                    Baa1       30,000                         30,117

7.73% 9/15/12                     Baa1       20,000                         20,090

Kitty Hawk, Inc. 9.95%            B1         625,000                        620,313
11/15/04

Qantas Airways Ltd. 7.75%         Baa1       110,000                        109,725
6/15/09 (f)

US Airways Group, Inc.            Ba2        360,000                        369,000
10.375% 3/1/13

                                                                            1,941,895

RAILROADS - 0.1%

Burlington Northern Santa Fe      Baa2       150,000                        140,318
Corp. 6.125% 3/15/09

Canadian National Railway Co.     Baa2       150,000                        139,323
6.9% 7/15/28

CSX Corp.:

6.25% 10/15/08                    Baa2       60,000                         56,090

6.46% 6/22/05                     Baa2       100,000                        96,705

Norfolk Southern Corp. 7.05%      Baa1       220,000                        223,560
5/1/37

Wisconsin Central                 Baa2       100,000                        95,051
Transportation Corp. 6.625%
4/15/08

                                                                            751,047

SHIPPING - 0.0%

Holt Group, Inc. 9.75%            Caa1       130,000                        88,400
1/15/06 (f)

TOTAL TRANSPORTATION                                                        2,781,342



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE  (NOTE 1)

UTILITIES - 3.1%

CELLULAR - 0.7%

Cable & Wireless                  Baa1      $ 170,000                      $ 167,595
Communications PLC 6.375%
3/6/03

McCaw International Ltd. 0%       Caa1       1,010,000                      611,050
4/15/07 (d)

Millicom International            Caa1       560,000                        408,800
Cellular SA 0% 6/1/06 (d)

Nextel  Communications, Inc.:

0% 10/31/07 (d)                   B2         1,770,000                      1,243,425

12% 11/1/08                       B2         220,000                        247,500

Nextel International, Inc. 0%     Caa1       570,000                        287,850
4/15/08 (d)

Rogers Cantel, Inc. 8.8%          B2         200,000                        200,000
10/1/07

Rogers Communications, Inc.       B2         550,000                        555,500
8.875% 7/15/07

Spectrasite Holdings, Inc. 0%     -          200,000                        113,000
4/15/09 (d)(f)

Tritel Pcs, Inc. 0% 5/15/09       B3         410,000                        223,450
(d)(f)

                                                                            4,058,170

ELECTRIC UTILITY - 0.1%

Avon Energy Partners Holdings     Baa2       130,000                        124,167
6.46% 3/4/08 (f)

Hydro-Quebec yankee 7.4%          A2         90,000                         98,208
3/28/25 (e)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (f)                A3         170,000                        151,513

yankee 7.875% 12/15/26 (f)        A3         80,000                         74,014

Texas Utilities Co. 6.375%        Baa3       70,000                         67,084
1/1/08

                                                                            514,986

GAS - 0.0%

CMS Panhandle Holding Co.         Baa3       50,000                         48,635
6.125% 3/15/04 (f)

TELEPHONE SERVICES - 2.3%

AT&T Corp. 6.5% 3/15/29           A1         100,000                        90,274

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         460,000                        251,850

12.5% 2/15/09                     B3         270,000                        259,875

GST Network Funding, Inc. 0%      -          590,000                        336,300
5/1/08 (d)(f)

GST Equipment Funding, Inc.       -          290,000                        309,575
13.25% 5/1/07

GST Telecommunications, Inc.      -          170,000                        184,450
12.75% 11/15/07

GTE Corp. 5.135% 6/12/00 (i)      -          350,000                        349,780

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

ICG Services, Inc. 0% 5/1/08      -         $ 860,000                      $ 464,400
(d)

Intermedia Communications,        B2         350,000                        325,500
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B3         730,000                        693,500
4/15/08

KMC Telecom Holdings, Inc.        Caa2       550,000                        551,375
13.5% 5/15/09 (f)

Level 3 Communications, Inc.      B3         480,000                        298,800
0% 12/1/08 (d)

Logix Communications              -          785,000                        694,725
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         150,000                        146,745

8.875% 1/15/06                    A3         103,000                        109,656

McLeodUSA, Inc.:

0% 3/1/07 (d)                     B2         580,000                        445,150

8.125% 2/15/09 (f)                B2         580,000                        540,850

9.25% 7/15/07                     B2         270,000                        267,975

9.5% 11/1/08                      B2         570,000                        571,425

NEXTLINK  Communications, Inc.:

9.625% 10/1/07                    B3         540,000                        523,800

10.75% 11/15/08                   B3         200,000                        205,500

Ono Finance PLC 13% 5/1/09        -          310,000                        319,300
unit (f)

Pathnet, Inc. 12.25% 4/15/08      -          890,000                        489,500

Rhythms NetConnections, Inc.      B3         1,060,000                      991,100
12.75% 4/15/09 (f)

Telecomunicaciones de P R,        Baa2       90,000                         86,880
Inc. 6.65% 5/15/06 (f)

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       1,435,000                      846,650

11.5% 12/1/07                     Caa1       675,000                        664,875

WinStar  Communications, Inc.:

0% 10/15/05 (d)                   Caa1       160,000                        140,000

0% 10/15/05 (d)                   Caa1       220,000                        303,600

0% 3/15/08 (d)                    CCC        1,490,000                      1,303,750

15% 3/1/07                        CCC        90,000                         103,500

                                                                            12,870,660

TOTAL UTILITIES                                                             17,492,451

TOTAL NONCONVERTIBLE BONDS                                                  79,022,585

TOTAL CORPORATE BONDS                                                       80,763,935
(Cost $82,930,638)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 1.5%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE  (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.1%

Fannie Mae:

6.25% 5/15/29                     Aaa       $ 245,000                      $ 232,789

6.5% 4/29/09                      Aaa        150,000                        145,055

Federal Home Loan Bank 7.56%      Aaa        50,000                         52,656
9/1/04

TOTAL U.S. GOVERNMENT AGENCY                                                430,500
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
1.4%

U.S. Treasury Bills, yield at     -          2,450,000                      2,435,601
date of purchase 4.24% to
4.78% 7/1/99 to 9/30/99 (g)

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        495,000                        536,610

8.875% 8/15/17                    Aaa        264,000                        337,260

8.875% 2/15/19                    Aaa        259,000                        333,828

U.S. Treasury Notes:

6.625% 6/30/01                    Aaa        1,160,000                      1,183,386

7% 7/15/06                        Aaa        2,329,000                      2,466,923

7.25% 8/15/04                     Aaa        20,000                         21,275

7.875% 11/15/04                   Aaa        830,000                        907,813

TOTAL U.S. TREASURY                                                         8,222,696
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                   8,653,196
GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,730,168)

U.S. GOVERNMENT AGENCY -
MORTGAGE  SECURITIES - 2.3%



FANNIE MAE - 1.8%

6% 3/1/11 to 1/1/29               Aaa        1,360,476                      1,313,782

6.5% 2/1/26 to 7/1/29             Aaa        4,771,030                      4,606,677

7% 8/1/25 to 7/1/29               Aaa        3,655,727                      3,617,909

7.5% 5/1/24 to 1/1/26             Aaa        288,963                        291,884

                                                                            9,830,252

U.S. GOVERNMENT AGENCY -
MORTGAGE  SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

FREDDIE MAC - 0.0%

7.5% 7/1/29                       Aaa       $ 148,300                      $ 150,432

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 0.5%

6.5% 5/15/29                      Aaa        998,925                        960,526

7% 7/15/28                        Aaa        938,791                        926,174

7.5% 1/15/26 to 8/15/28           Aaa        888,499                        896,825

                                                                            2,783,525

TOTAL U.S. GOVERNMENT AGENCY                                                12,764,209
-  MORTGAGE SECURITIES
(Cost $12,988,502)

ASSET-BACKED SECURITIES - 0.4%



Airplanes Pass Through Trust      Ba2        430,000                        406,350
10.875% 3/15/19

BankAmerica Manufacturing         Aaa        150,000                        148,172
Housing Contract 6.2% 4/10/09

Capita Equipment Receivables      Baa2       100,000                        97,536
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        66,450                         66,058
Trust 5.91% 12/15/04

CIT Marine Trust 5.8% 4/15/10     Aaa        120,000                        115,680

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        79,558                         79,309

6.55% 8/15/02                     Aaa        41,424                         41,554

CPS Auto Receivables Trust 6%     Aaa        132,384                        131,681
8/15/03

CSXT Trade Receivables Master     Aaa        180,000                        176,979
Trust 6% 7/25/04

Ford Credit Auto  Owner Trust:

6.2% 12/15/02                     Baa3       90,000                         88,649

6.4% 5/15/02                      A1         110,000                        110,325

6.4% 12/15/02                     Baa3       50,000                         49,100

Green Tree Financial Corp.:

6.68% 1/15/29                     AAA        210,000                        210,983

6.8% 6/15/27                      Aaa        70,566                         70,786

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        150,000                        148,313

6.3% 10/15/03                     A2         74,314                         74,198



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                      Aaa       $ 46,968                       $ 47,394

6.7% 3/15/02                      Aaa        43,744                         44,083

Petroleum Enhanced Trust          Baa2       89,343                         88,784
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (f)(i)

UAF Auto Grantor Trust 6.1%       Aaa        132,695                        132,322
1/15/03 (f)

WFS Financial Owner Trust         Aaa        140,000                        140,700
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                                               2,468,956
(Cost $2,545,764)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.0%



PRIVATE SPONSOR - 0.0%

Credit-Based Asset Servicing      Ba3        190,151                        86,043
and Securitization LLC
Series 1997 2 Class 2-B,
7.1917% 12/29/25 (f)(h)(i)
(Cost $101,077)

COMMERCIAL MORTGAGE
SECURITIES - 0.9%



BKB Commercial Mortgage Trust     BBB        60,000                         60,131
Series 1997-C1 Class D,
7.83% 2/25/43 (f)(i)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-3PI, 7.08% 11/1/07        AA         100,000                        100,000

Class B, 7.48% 2/1/08             A          80,000                         80,150

CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2       200,000                        188,188
1/17/35

Series 1998 C1 Class D, 7.17%     BBB        210,000                        193,791
1/17/12

Series 1998 FLI Class E,          Baa2       220,000                        215,600
5.7675% 1/10/13 (f)(i)

Deutsche Mortgage & Asset         Baa2       140,000                        131,064
Receiving Corp. Series
1998-C1 Class D, 7.231%
7/15/12

DLJ Mortgage Acceptance Corp.     -          250,000                        242,188
Series 1993-MF12 Class B-2,
10.1% 9/18/03 (f)

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.0547% 4/13/39 (i)      -          350,000                        284,594

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

First Chicago/Lennar Trust I
Series 1997-CHL1: - continued

Class E, 8.0547% 4/1/39 (i)       -         $ 320,000                      $ 233,600

FMAC Loan  Receivables Trust:

Series 1997-A Class E,            -          250,000                        181,797
8.1088% 4/15/19 (f)(i)

Series 1997-B Class E,            -          100,000                        68,125
7.8912% 9/15/19 (f)(i)

General Motors Acceptance         Ba3        250,000                        202,825
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (f)

GS Mortgage Securities Corp.
II:

Series 1997-GL Class A2-B,        Aaa        200,000                        201,754
6.86% 7/13/30

Series 1998-GLII:

Class D, 6.9697% 4/13/31          Baa2       50,000                         45,842
(f)(i)

Class E, 6.9697% 4/13/31          Baa3       180,000                        156,559
(f)(i)

LTC Commercial Mortgage Pass
Through Certificates:

Series 1996-1 Class E, 9.16%      BB-        500,000                        464,825
4/15/28

Series 1998-1 Class A, 6.029%     AAA        107,509                        102,752
5/30/30 (f)

Morgan Stanley  Capital I,
Inc.:

Series 1996-MBL1 Class E,         -          88,857                         86,858
8.1666% 5/25/21 (f)(i)

Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       176,000                        163,130

Class E, 7.35% 12/15/12           Baa3       59,000                         49,818

Nomura Asset Securities Corp.     Baa2       140,000                        129,899
Series 1998-D6 Class A-4,
7.5965% 3/17/28 (i)

Nomura Depositor Trust            -          125,000                        110,117
floater Series 1998-ST1A
Class B-2, 9.2375% 1/15/03
(f)(i)

Resolution Trust Corp.            Ba3        59,738                         48,388
Series 1991 M2 Class A3,
7.2498% 9/25/20 (i)

Structured Asset  Securities
Corp.:

sequential pay Series 1996        AAA        10,888                         10,826
Class A-2A, 7.75% 2/25/28

Series 1995-C1 Class E,           BB         1,000,000                      922,188
7.375% 9/25/24 (f)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Series 1996 CFL Class E,          BB+       $ 80,000                       $ 77,275
7.75% 2/25/28

Thirteen Affiliates of
General Growth Properties,
Inc.:

Series D-2, 6.992% 12/15/10       Baa2       140,000                        134,943
(f)

Series E-2, 7.224% 12/15/10       Baa3       100,000                        94,354
(f)

TOTAL COMMERCIAL MORTGAGE                                                   4,981,581
SECURITIES
(Cost $5,234,270)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.0%



Korean Republic yankee:

8.75% 4/15/03                     Baa3       40,000                         41,835

8.875% 4/15/08                    Baa3       46,000                         48,597

TOTAL FOREIGN GOVERNMENT AND                                                90,432
GOVERNMENT AGENCY OBLIGATIONS
(Cost $90,633)

SUPRANATIONAL OBLIGATIONS -
0.0%



Inter American Development        Aaa        150,000                        148,754
Bank yankee 6.29% 7/16/27
(Cost $149,057)



BANK NOTES - 0.1%



Key Bank NA 4.96% 8/20/99 (i)         500,000                       499,892
(Cost $499,328)

CERTIFICATES OF DEPOSIT - 0.6%



Barclays Bank PLC euro 5.03%          400,000                       399,771
9/7/99

Canadian Imperial Bank of             400,000                       399,749
Commerce yankee 4.88%
4/13/00 (i)

Commerzbank AG yankee 5.58%           400,000                       399,131
6/12/00

Credit Agricole Indosuez              400,000                       399,767
yankee 5% 9/1/99

Deutsche Bank AG yankee 5.1%          400,000                       398,326
2/11/00

Fleet National Bank 5.1388%           400,000                       400,427
5/5/00 (i)

Halifax PLC euro 4.98% 8/31/99        400,000                       399,785

Societe Generale, France              400,000                       398,412
yankee 5.16% 2/22/00

TOTAL CERTIFICATES OF DEPOSIT                                       3,195,368
(Cost $3,199,219)

COMMERCIAL PAPER - 0.5%

                                     PRINCIPAL AMOUNT              VALUE (NOTE 1)

Abbey National North America         $ 300,000                     $ 293,101
yankee 5.07% 12/6/99

General Electric Capital              400,000                       396,573
Corp. 4.94% 8/30/99

Generale de Banque SA yankee          400,000                       396,973
4.92% 8/23/99

Kitty Hawk Funding Corp.              400,000                       397,777
5.18% 8/9/99

Morgan (JP) & Co., Inc. 5.07%         400,000                       390,743
12/7/99

New Center Asset Trust 4.95%          160,000                       158,949
8/16/99

Nordbanken, North America,            300,000                       299,342
Inc. yankee 4.83% 7/16/99

Triple A One Funding Corp.            300,000                       298,205
4.88% 8/12/99

TOTAL COMMERCIAL PAPER                                              2,631,663
(Cost $2,632,240)


CASH EQUIVALENTS - 4.7%

                                MATURITY AMOUNT

Investments in repurchase       $ 21,003                         21,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.1%,
dated 6/30/99 due 7/1/99

                                SHARES

Taxable Central Cash Fund (c)    26,671,510                      26,671,510

TOTAL CASH EQUIVALENTS                                           26,692,510
(Cost $26,692,510)

TOTAL INVESTMENT IN                                            $ 566,204,539
SECURITIES - 100%
(Cost $466,099,310)


FUTURES CONTRACTS

                        EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

53 S&P 500 Stock Index  Sept. 1999           $ 18,307,525                $ 643,718
Contracts


The face value of futures purchased as a percentage of investment in securities - 3.2%

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,891,184 or 2.8% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,163,750.

(h) Partial interest payment received on the last interest payment date.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE  ACQUISITION COST

Fairchild Semiconductor Corp.  4/3/97 - 3/15/99  $ 377,639
11.74% 3/15/08 pay-in-kind

Goldman Sachs Group L.P.       1/25/99           $ 400,000
5.295% 7/27/00

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $226,234,480 and $226,904,169, respectively, of which long-term U.S. government and government agency obligations aggregated $27,533,351 and $17,312,257, respectively.

The market value of futures contracts opened and closed during the period amounted to $37,378,411 and $30,916,031, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,531 for the period.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS             S&P RATINGS

Aaa, Aa, A        4.7%      AAA, AA, A    4.5%

Baa               1.7%      BBB           1.7%

Ba                1.9%      BB            2.7%

B                 7.4%      B             7.1%

Caa               1.5%      CCC           1.4%

Ca, C             0.0%      CC, C         0.0%

                            D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $466,342,803. Net unrealized appreciation aggregated $99,861,736, of which $111,300,515 related to appreciated investment securities and $11,438,779 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 566,204,539
value (including repurchase
agreements of $21,000) (cost
$466,099,310) - See
accompanying schedule

Cash                                         16,626

Receivable for investments                   576,761
sold

Receivable for fund shares                   506,758
sold

Dividends receivable                         409,704

Interest receivable                          1,937,953

Receivable for daily                         331,250
variation on futures
contracts

Other receivables                            1,188

 TOTAL ASSETS                                569,984,779

LIABILITIES

Payable for investments        $ 3,778,224
purchased

Payable for fund shares         203,815
redeemed

Accrued management fee          263,902

Distribution fees payable       562

Other payables and  accrued     54,921
expenses

 TOTAL LIABILITIES                           4,301,424

NET ASSETS                                  $ 565,683,355

Net Assets consist of:

Paid in capital                             $ 433,542,655

Undistributed net investment                 6,305,461
income

Accumulated undistributed net                25,086,291
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  100,748,948
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 565,683,355

INITIAL CLASS: NET ASSET                     $17.15
VALUE, offering price  and
redemption price per share
($558,366,224 (divided by)
32,560,696 shares)

SERVICE CLASS: NET ASSET                     $17.07
VALUE, offering price   and
redemption price per share
 ($7,317,131 (divided by)
428,751 shares)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED JUNE 30,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 2,822,281
Dividends

Interest                                       5,387,745

 TOTAL INCOME                                  8,210,026

EXPENSES

Management fee                   $ 1,575,228

Transfer agent fees               182,110

Distribution fees - Service       2,475
Class

Accounting fees and expenses      120,575

Non-interested trustees'          832
compensation

Custodian fees and expenses       13,867

Registration fees                 25

Audit                             9,768

Miscellaneous                     12,968

 Total expenses before            1,917,848
reductions

 Expense reductions               (29,389)     1,888,459

NET INVESTMENT INCOME                          6,321,567

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            26,262,474

 Foreign currency transactions    (152)

 Futures contracts                481,757      26,744,079

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            6,554,589

 Futures contracts                153,888      6,708,477

NET GAIN (LOSS)                                33,452,556

NET INCREASE (DECREASE) IN                    $ 39,774,123
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                             $ 28,411
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                            978

                                              $ 29,389

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 6,321,567                $ 12,886,652
income

 Net realized gain (loss)       26,744,079                 19,750,450

 Change in net unrealized       6,708,477                  46,973,028
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     39,774,123                 79,610,130
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (12,766,102)               (9,747,110)
From net investment income

 From net realized gain         (21,173,047)               (45,582,074)

 TOTAL DISTRIBUTIONS            (33,939,149)               (55,329,184)

Share transactions - net        27,809,507                 24,516,891
increase (decrease)

  TOTAL INCREASE (DECREASE)     33,644,481                 48,797,837
IN NET ASSETS

NET ASSETS

 Beginning of period            532,038,874                483,241,037

 End of period (including      $ 565,683,355              $ 532,038,874
undistributed net investment
income of $6,305,461 and
$12,651,500, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                 YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS        SHARES                        DOLLARS

Share transactions Initial   1,838,424                 $ 30,461,246    5,166,840                    $ 81,527,781
Class  Sold

  Reinvested                 2,100,108                  33,706,735     3,710,796                     55,327,974

  Redeemed                   (2,434,181)                (40,326,088)   (7,361,720)                   (115,250,981)

  Net increase (decrease)    1,504,351                 $ 23,841,893    1,515,916                    $ 21,604,774

 Service Class  Sold         261,216                   $ 4,287,515     202,513                      $ 3,161,007

  Reinvested                 14,544                     232,414        81                            1,210

  Redeemed                   (33,595)                   (552,315)      (16,635)                      (250,100)

  Net increase (decrease)    242,165                   $ 3,967,614     185,959                      $ 2,912,117

Distributions From net                                 $ 12,678,680                                 $ 9,746,897
investment income  Initial
Class

  Service Class                                         87,422                                       213

  Total                                                $ 12,766,102                                 $ 9,747,110

 From net realized gain                                $ 21,028,055                                 $ 45,581,077
Initial Class

  Service Class                                         144,992                                      997

  Total                                                $ 21,173,047                                 $ 45,582,074

                                                       $ 33,939,149                                 $ 55,329,184





FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997       1996       1995 E

Net asset value, beginning of    $ 17.03                         $ 16.36                   $ 13.10    $ 11.77    $ 10.00
period

Income from Investment
Operations

Net investment income             .19 D                           .41 D                     .36 D      .21        .10

Net realized and unrealized       1.02                            2.19                      2.92       2.08       2.20
gain (loss)

Total from investment             1.21                            2.60                      3.28       2.29       2.30
operations

Less Distributions

From net investment income        (.41)                           (.34)                     -          (.21)      (.11)

From net realized gain            (.68)                           (1.59)                    (.02)      (.75)      (.42)

 Total distributions              (1.09)                          (1.93)                    (.02)      (.96)      (.53)

Net asset value, end of period   $ 17.15                         $ 17.03                   $ 16.36    $ 13.10    $ 11.77

TOTAL RETURN B, C                 7.54%                           17.57%                    25.07%     20.04%     23.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 558,366                       $ 528,874                 $ 483,231  $ 253,024  $ 68,247
(000 omitted)

Ratio of expenses to average      .72% A                          .73%                      .77%       .87%       1.00% G
net assets

Ratio of expenses to average      .71% A, H                       .72% H                    .76% H     .85% H     1.00%
net assets after expense
reductions

Ratio of net investment           2.38% A                         2.60%                     2.44%      2.63%      1.69%
income to average net assets

Portfolio turnover                91% A                           98%                       90%        120%       343%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 F

Net asset value, beginning of    $ 16.96                         $ 16.35                   $ 15.94
period

Income from Investment
Operations

Net investment income D           .18                             .40                       .07

Net realized and unrealized       1.02                            2.14                      .34
gain (loss)

Total from investment             1.20                            2.54                      .41
operations

Less Distributions

From net investment income        (.41)                           (.34)                     -

From net realized gain            (.68)                           (1.59)                    -

Total distributions               (1.09)                          (1.93)                    -

Net asset value, end of period   $ 17.07                         $ 16.96                   $ 16.35

TOTAL RETURNB, C                  7.51%                           17.18%                    2.57%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,317                         $ 3,165                   $ 10
(000 omitted)

Ratio of expenses to average      .83% A                          .89%                      .87% A
net assets

Ratio of expenses to average      .82% A, H                       .88% H                    .87% A
net assets after expense
reductions

Ratio of net investment           2.27% A                         2.65%                     2.70% A
income to average net assets

Portfolio turnover                91% A                           98%                       90%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.  WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: EQUITY-INCOME - "INITIAL  13.86%       21.38%        15.34%
CLASS"

Russell 3000 Value             14.39%       23.66%        16.72%

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP EQUITY-INCOME           RUSSELL 3000 VALUE
             00150                       RS008
  1989/06/30      10000.00                    10000.00
  1989/07/31      10583.00                    10647.37
  1989/08/31      10753.04                    10907.00
  1989/09/30      10632.15                    10806.29
  1989/10/31      10018.76                    10398.84
  1989/11/30      10076.01                    10512.57
  1989/12/31      10160.09                    10726.06
  1990/01/31       9473.93                    10051.51
  1990/02/28       9530.07                    10304.44
  1990/03/31       9545.79                    10425.07
  1990/04/30       9214.82                    10021.06
  1990/05/31       9824.50                    10830.99
  1990/06/30       9726.68                    10600.26
  1990/07/31       9488.80                    10487.68
  1990/08/31       8731.10                     9545.64
  1990/09/30       8053.81                     9066.19
  1990/10/31       7848.45                     8917.99
  1990/11/30       8410.97                     9532.62
  1990/12/31       8606.67                     9777.32
  1991/01/31       9068.23                    10236.66
  1991/02/28       9692.69                    10938.98
  1991/03/31       9893.76                    11131.60
  1991/04/30       9939.99                    11214.12
  1991/05/31      10485.53                    11638.23
  1991/06/30      10056.79                    11145.19
  1991/07/31      10626.93                    11600.13
  1991/08/31      10851.24                    11820.32
  1991/09/30      10776.77                    11740.10
  1991/10/31      10956.22                    11930.42
  1991/11/30      10483.97                    11326.52
  1991/12/31      11312.48                    12261.67
  1992/01/31      11465.22                    12346.30
  1992/02/29      11837.53                    12668.73
  1992/03/31      11692.48                    12488.37
  1992/04/30      12058.77                    12975.28
  1992/05/31      12155.17                    13059.53
  1992/06/30      12048.75                    12954.41
  1992/07/31      12417.98                    13453.77
  1992/08/31      12145.91                    13053.78
  1992/09/30      12272.00                    13239.70
  1992/10/31      12418.91                    13275.13
  1992/11/30      12869.44                    13741.55
  1992/12/31      13222.84                    14088.69
  1993/01/31      13617.55                    14525.82
  1993/02/28      13923.45                    14999.14
  1993/03/31      14338.38                    15451.39
  1993/04/30      14278.76                    15239.24
  1993/05/31      14537.11                    15559.58
  1993/06/30      14708.10                    15886.42
  1993/07/31      14908.21                    16072.53
  1993/08/31      15478.52                    16657.09
  1993/09/30      15419.35                    16717.41
  1993/10/31      15560.35                    16742.11
  1993/11/30      15288.42                    16389.03
  1993/12/31      15641.81                    16716.45
  1994/01/31      16330.70                    17345.43
  1994/02/28      15910.15                    16803.76
  1994/03/31      15244.55                    16166.35
  1994/04/30      15769.86                    16461.41
  1994/05/31      15919.95                    16630.29
  1994/06/30      15821.59                    16228.77
  1994/07/31      16350.06                    16712.05
  1994/08/31      17191.29                    17210.64
  1994/09/30      16909.65                    16679.88
  1994/10/31      17256.73                    16854.88
  1994/11/30      16692.72                    16174.01
  1994/12/31      16747.01                    16391.33
  1995/01/31      17008.86                    16834.20
  1995/02/28      17657.41                    17495.55
  1995/03/31      18267.11                    17849.20
  1995/04/30      18775.18                    18409.83
  1995/05/31      19340.97                    19147.18
  1995/06/30      19618.85                    19445.11
  1995/07/31      20373.87                    20125.22
  1995/08/31      20629.41                    20440.96
  1995/09/30      21314.29                    21136.19
  1995/10/31      21069.03                    20863.16
  1995/11/30      21980.00                    21897.68
  1995/12/31      22623.95                    22460.41
  1996/01/31      23281.42                    23107.21
  1996/02/29      23359.62                    23299.44
  1996/03/31      23605.51                    23704.02
  1996/04/30      23912.87                    23847.05
  1996/05/31      24171.05                    24174.47
  1996/06/30      23949.75                    24164.90
  1996/07/31      22781.77                    23212.13
  1996/08/31      23248.96                    23911.96
  1996/09/30      24244.82                    24830.64
  1996/10/31      24638.25                    25720.03
  1996/11/30      26285.71                    27535.57
  1996/12/31      25855.41                    27310.59
  1997/01/31      26863.56                    28540.03
  1997/02/28      27161.15                    28944.22
  1997/03/31      26151.65                    27930.13
  1997/04/30      27079.30                    29026.27
  1997/05/31      28757.26                    30716.06
  1997/06/30      30094.18                    32057.67
  1997/07/31      32290.53                    34363.85
  1997/08/31      30776.27                    33309.23
  1997/09/30      32467.88                    35342.52
  1997/10/31      31281.03                    34357.39
  1997/11/30      32426.95                    35761.96
  1997/12/31      33122.69                    36822.47
  1998/01/31      33040.84                    36287.11
  1998/02/28      35170.33                    38705.64
  1998/03/31      36799.39                    40995.58
  1998/04/30      36799.39                    41262.97
  1998/05/31      36203.04                    40569.99
  1998/06/30      36610.30                    41019.33
  1998/07/31      35708.50                    40073.33
  1998/08/31      30254.05                    34083.42
  1998/09/30      32028.56                    36036.90
  1998/10/31      34399.43                    38684.63
  1998/11/30      35853.95                    40426.19
  1998/12/31      36973.93                    41793.71
  1999/01/31      36857.57                    42026.48
  1999/02/28      36408.91                    41259.45
  1999/03/31      37739.26                    42026.45
  1999/04/30      41088.09                    45945.47
  1999/05/31      39971.81                    45574.45
  1999/06/30      41684.46                    46921.32
IMATRL PRASUN   SHR__CHT 19990630 19990723 102659 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $41,684 - a 316.84% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,921 - a 369.21% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

General Electric Co.            3.7

Citigroup, Inc.                 2.9

BP Amoco PLC sponsored ADR      2.4

Fannie Mae                      2.0

Bank One Corp.                  1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         24.4

ENERGY                          12.4

UTILITIES                       12.0

INDUSTRIAL MACHINERY &          8.9
EQUIPMENT

BASIC INDUSTRIES                6.7

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                  96.9%

Bonds                    1.5%

Short-term Investments   1.6%

* FOREIGN INVESTMENTS    9.1%

Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.6

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: EQUITY-INCOME - SERVICE   13.70%       21.34%        15.32%
CLASS

Russell 3000(registered        14.39%       23.66%        16.72%
trademark) Value

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP EQUITY-INCOME - SC      RUSSELL 3000 VALUE
             00471                       RS008
  1989/06/30      10000.00                    10000.00
  1989/07/31      10583.00                    10647.37
  1989/08/31      10753.04                    10907.00
  1989/09/30      10632.15                    10806.29
  1989/10/31      10018.76                    10398.84
  1989/11/30      10076.01                    10512.57
  1989/12/31      10160.09                    10726.06
  1990/01/31       9473.93                    10051.51
  1990/02/28       9530.07                    10304.44
  1990/03/31       9545.79                    10425.07
  1990/04/30       9214.82                    10021.06
  1990/05/31       9824.50                    10830.99
  1990/06/30       9726.68                    10600.26
  1990/07/31       9488.80                    10487.68
  1990/08/31       8731.10                     9545.64
  1990/09/30       8053.81                     9066.19
  1990/10/31       7848.45                     8917.99
  1990/11/30       8410.97                     9532.62
  1990/12/31       8606.67                     9777.32
  1991/01/31       9068.23                    10236.66
  1991/02/28       9692.69                    10938.98
  1991/03/31       9893.76                    11131.60
  1991/04/30       9939.99                    11214.12
  1991/05/31      10485.53                    11638.23
  1991/06/30      10056.79                    11145.19
  1991/07/31      10626.93                    11600.13
  1991/08/31      10851.24                    11820.32
  1991/09/30      10776.77                    11740.10
  1991/10/31      10956.22                    11930.42
  1991/11/30      10483.97                    11326.52
  1991/12/31      11312.48                    12261.67
  1992/01/31      11465.22                    12346.30
  1992/02/29      11837.53                    12668.73
  1992/03/31      11692.48                    12488.37
  1992/04/30      12058.77                    12975.28
  1992/05/31      12155.17                    13059.53
  1992/06/30      12048.75                    12954.41
  1992/07/31      12417.98                    13453.77
  1992/08/31      12145.91                    13053.78
  1992/09/30      12272.00                    13239.70
  1992/10/31      12418.91                    13275.13
  1992/11/30      12869.44                    13741.55
  1992/12/31      13222.84                    14088.69
  1993/01/31      13617.55                    14525.82
  1993/02/28      13923.45                    14999.14
  1993/03/31      14338.38                    15451.39
  1993/04/30      14278.76                    15239.24
  1993/05/31      14537.11                    15559.58
  1993/06/30      14708.10                    15886.42
  1993/07/31      14908.21                    16072.53
  1993/08/31      15478.52                    16657.09
  1993/09/30      15419.35                    16717.41
  1993/10/31      15560.35                    16742.11
  1993/11/30      15288.42                    16389.03
  1993/12/31      15641.81                    16716.45
  1994/01/31      16330.70                    17345.43
  1994/02/28      15910.15                    16803.76
  1994/03/31      15244.55                    16166.35
  1994/04/30      15769.86                    16461.41
  1994/05/31      15919.95                    16630.29
  1994/06/30      15821.59                    16228.77
  1994/07/31      16350.06                    16712.05
  1994/08/31      17191.29                    17210.64
  1994/09/30      16909.65                    16679.88
  1994/10/31      17256.73                    16854.88
  1994/11/30      16692.72                    16174.01
  1994/12/31      16747.01                    16391.33
  1995/01/31      17008.86                    16834.20
  1995/02/28      17657.41                    17495.55
  1995/03/31      18267.11                    17849.20
  1995/04/30      18775.18                    18409.83
  1995/05/31      19340.97                    19147.18
  1995/06/30      19618.85                    19445.11
  1995/07/31      20373.87                    20125.22
  1995/08/31      20629.41                    20440.96
  1995/09/30      21314.29                    21136.19
  1995/10/31      21069.03                    20863.16
  1995/11/30      21980.00                    21897.68
  1995/12/31      22623.95                    22460.41
  1996/01/31      23281.42                    23107.21
  1996/02/29      23359.62                    23299.44
  1996/03/31      23605.51                    23704.02
  1996/04/30      23912.87                    23847.05
  1996/05/31      24171.05                    24174.47
  1996/06/30      23949.75                    24164.90
  1996/07/31      22781.77                    23212.13
  1996/08/31      23248.96                    23911.96
  1996/09/30      24244.82                    24830.64
  1996/10/31      24638.25                    25720.03
  1996/11/30      26285.71                    27535.57
  1996/12/31      25855.41                    27310.59
  1997/01/31      26863.56                    28540.03
  1997/02/28      27161.15                    28944.22
  1997/03/31      26151.65                    27930.13
  1997/04/30      27079.30                    29026.27
  1997/05/31      28757.26                    30716.06
  1997/06/30      30094.18                    32057.67
  1997/07/31      32290.53                    34363.85
  1997/08/31      30776.27                    33309.23
  1997/09/30      32467.88                    35342.52
  1997/10/31      31281.03                    34357.39
  1997/11/30      32426.95                    35761.96
  1997/12/31      33109.05                    36822.47
  1998/01/31      33040.84                    36287.11
  1998/02/28      35170.33                    38705.64
  1998/03/31      36784.85                    40995.58
  1998/04/30      36799.39                    41262.97
  1998/05/31      36188.49                    40569.99
  1998/06/30      36595.76                    41019.33
  1998/07/31      35693.96                    40073.33
  1998/08/31      30239.50                    34083.42
  1998/09/30      32014.02                    36036.90
  1998/10/31      34370.34                    38684.63
  1998/11/30      35810.32                    40426.19
  1998/12/31      36930.30                    41793.71
  1999/01/31      36813.94                    42026.48
  1999/02/28      36380.57                    41259.45
  1999/03/31      37695.71                    42026.45
  1999/04/30      41029.45                    45945.47
  1999/05/31      39913.11                    45574.45
  1999/06/30      41610.56                    46921.32
IMATRL PRASUN   SHR__CHT 19990630 19990723 102814 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio
- Service Class on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $41,611 - a 316.11% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,921 - a 369.21% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

General Electric Co.            3.7

Citigroup, Inc.                 2.9

BP Amoco PLC sponsored ADR      2.4

Fannie Mae                      2.0

Bank One Corp.                  1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         24.4

ENERGY                          12.4

UTILITIES                       12.0

INDUSTRIAL MACHINERY &          8.9
EQUIPMENT

BASIC INDUSTRIES                6.7

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                   96.9%

Bonds                     1.5%

Short-term Investments    1.6%

* FOREIGN INVESTMENTS     9.1%

Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.6

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Steve Petersen)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. For the six-month period that ended June 30, 1999, the fund outperformed both the Russell 3000 Value Index, which returned 12.27%, and the Standard & Poor's 500 Index, which returned 12.38%. For the 12-month period that ended June 30, 1999, the fund slightly underperformed the Russell 3000 Value Index, which returned 14.39%, and underperformed the S&P 500 Index, which returned 22.76%.

Q. WHY DOES THE FUND NOW COMPARE ITS PERFORMANCE TO THE RUSSELL 3000
VALUE INDEX?

A. The fund focuses on stocks with "value" characteristics, and invests primarily in stocks that pay higher dividends on average than those in the Standard & Poor's 500 Index. The Russell 3000 Value Index, which focuses on large-, mid- and small-cap companies with value characteristics - rather than growth stocks - more closely reflects the fund's investment strategy than the S&P 500 index, which measures the performance of both growth and value stocks.

Q. HOW DID THE INVESTING ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Beginning in the early part of 1999, there was a marked change in investor perception about the prospects for future corporate earnings growth. Value stocks regained favor in the face of growing evidence that the earnings outlook in many cyclical industries showed signs of improving. Many value stocks, which were beaten down over the last couple of years as economic growth slowed throughout the world, performed well as it became apparent that Asian economies were no longer declining and were beginning to recover. It also became apparent that concerns about economic problems in Russia and Eastern Europe affecting the performance of U.S. companies were overblown, and problems in Brazil were not as severe as originally anticipated. Given their previous relative underperformance, many dividend-paying companies had very attractive valuations, and performed well during the period.

Q. ENERGY STOCKS DID VERY WELL. WHAT ACCOUNTED FOR THEIR STRONG
SHOWING?

A. Energy was the most important sector of the marketplace in terms of its contribution to overall fund performance. Oil companies, given the low prices they received over the past year or so for oil, cut back on the development of new properties as well as their reinvestment in existing wells. When world demand for oil began to rebound, particularly in Asia, oil prices jumped. There was also a fair amount of consolidation in the industry, with British Petroleum buying Amoco, Exxon buying Mobil, and Total Fina attempting to buy Elf Aquitaine, which could benefit stock prices. Toward the end of the period, OPEC's move to limit oil production also helped push oil prices up. Fund holdings BP Amoco, Total Fina and energy services company Halliburton all performed well.

Q. FINANCIAL STOCKS ALSO PERFORMED WELL . . .

A. Yes, they made a pretty dramatic recovery from last fall, when many financial services firms suffered with the decline in U.S. and global financial markets. During the period, financial stocks benefited from lower reserves and write-offs that banks were required to take, because default rates and bankruptcies were lower. And, with low interest rates, financial services companies that had investment banking operations found a favorable environment in which to issue corporate debt and undertake merger and acquisition activity. Although there were some market jitters due to the anticipation of an increase in interest rates, when the Fed finally acted at the end of June - and shifted its stance to neutral - investors were relieved. Fund holdings Chase Manhattan, American Express, Bank One and Bank of America all performed well in this environment. Citigroup also performed well, its merger with Travelers helping to broaden and diversify its operations.

Q. WERE THERE DISAPPOINTMENTS?

A. Sure. Philip Morris was a poor performer. Ongoing lawsuits and recent declines in international tobacco volumes hurt the company's performance. However, Philip Morris has very attractive valuations, and I'm still holding the stock. Fannie Mae suffered from investors' perception that higher interest rates are not good for mortgage origination volumes. In addition, 1998 was a record year for mortgage refinancing, and investors also feared that those volumes would slow during 1999. The fund is still holding the stock, and I believe Fannie Mae is a solid company. Another disappointment, Bank of New York, increased its non-lending activities to over 60% of its business. Unlike many other banks, its performance was sluggish, perhaps due to the perception that the growth rate of its custodial and trustee business may have slowed somewhat during 1999.

Q. STEVE, WHAT'S YOUR OUTLOOK?

A. I'm optimistic. The underlying business fundamentals for basic industries look pretty good in that we're seeing better results coming from many more companies than in recent years. Overall business trends also look much better today than they did 12 months ago. My strategy will be to continue to look for companies with excellent underlying financials and interesting business fundamentals, which I believe can perform well over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

START DATE: October 9, 1986

SIZE: as of June 30, 1999, more than $12.5 billion

MANAGER: Stephen Petersen, since 1997; joined Fidelity in 1980

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.5%

                                 SHARES                       VALUE (NOTE 1)

AEROSPACE & DEFENSE - 4.6%

AEROSPACE & DEFENSE - 3.0%

AlliedSignal, Inc.                1,571,300                   $ 98,991,900

Boeing Co.                        789,100                      34,868,356

Harsco Corp.                      583,300                      18,665,600

Northrop Grumman Corp.            194,300                      12,884,519

Rockwell International Corp.      76,400                       4,641,300

Textron, Inc.                     1,122,400                    92,387,550

United Technologies Corp.         1,639,500                    117,531,656

                                                               379,970,881

DEFENSE ELECTRONICS - 1.3%

Litton Industries, Inc. (a)       642,500                      46,099,375

Raytheon Co.:

Class A                           19,131                       1,317,648

Class B                           1,601,800                    112,726,675

                                                               160,143,698

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            505,700                      34,640,450

TOTAL AEROSPACE & DEFENSE                                      574,755,029

BASIC INDUSTRIES - 6.6%

CHEMICALS & PLASTICS - 3.0%

Arch Chemicals, Inc.              292,600                      7,113,837

Dexter Corp.                      501,400                      20,463,388

Dow Chemical Co.                  116,500                      14,780,938

E.I. du Pont de Nemours and       818,300                      55,900,119
Co.

Eastman Chemical Co.              218,600                      11,312,550

Engelhard Corp.                   287,500                      6,504,688

Great Lakes Chemical Corp.        896,200                      41,281,213

Hanna (M.A.) Co.                  979,200                      16,095,600

Hercules, Inc.                    856,100                      33,655,431

Hoechst AG                        491,100                      22,327,408

IMC Global, Inc.                  1,626,800                    28,672,350

Lyondell Chemical Co.             611,700                      12,616,313

Millennium Chemicals, Inc.        749,200                      17,653,025

Monsanto Co.                      445,600                      17,573,350

Praxair, Inc.                     292,500                      14,314,219

Solutia, Inc.                     1,144,100                    24,383,631

Union Carbide Corp.               497,000                      24,228,750

Witco Corp.                       682,700                      13,654,000

                                                               382,530,810

IRON & STEEL - 0.5%

AK Steel Holding Corp.            148,400                      3,339,000

Allegheny Teledyne, Inc.          511,800                      11,579,475

Dofasco, Inc.                     749,800                      12,225,836

Nucor Corp.                       521,200                      24,724,425

USX-U.S. Steel Group              340,900                      9,204,300

                                                               61,073,036

METALS & MINING - 1.5%

Alcan Aluminium Ltd.              858,000                      27,422,917

Alcoa, Inc.                       1,849,858                    114,459,964



                                 SHARES                       VALUE (NOTE 1)

Kaiser Aluminum Corp. (a)         250,000                     $ 2,218,750

Olin Corp.                        585,200                      7,717,325

Phelps Dodge Corp.                339,200                      21,009,200

Ryerson Tull, Inc.                753,323                      16,996,850

                                                               189,825,006

PACKAGING & CONTAINERS - 0.3%

Ball Corp.                        150,000                      6,337,500

Crown Cork & Seal Co., Inc.       183,700                      5,235,450

Owens-Illinois, Inc. (a)          413,400                      13,513,013

Tupperware Corp.                  576,500                      14,700,750

                                                               39,786,713

PAPER & FOREST PRODUCTS - 1.3%

Bowater, Inc.                     271,800                      12,842,550

Champion International Corp.      776,700                      37,184,513

Domtar, Inc.                      1,072,400                    10,190,989

Fort James Corp.                  99,400                       3,764,775

Georgia-Pacific Corp.             913,400                      43,272,325

Kimberly-Clark Corp.              643,900                      36,702,300

Weyerhaeuser Co.                  240,100                      16,506,875

                                                               160,464,327

TOTAL BASIC INDUSTRIES                                         833,679,892

CONSTRUCTION & REAL ESTATE -
1.8%

BUILDING MATERIALS - 0.5%

American Standard Companies,      49,500                       2,376,000
Inc. (a)

Caradon PLC                       1,228,100                    2,895,938

Fortune Brands, Inc.              91,200                       3,773,400

Masco Corp.                       2,090,800                    60,371,850

                                                               69,417,188

ENGINEERING - 0.2%

EG & G, Inc.                      587,500                      20,929,688

REAL ESTATE INVESTMENT TRUSTS
- 1.1%

Alexandria Real Estate            109,600                      3,425,000
Equities, Inc.

Crescent Real Estate Equities     853,600                      20,273,000
Co.

Duke Realty Investments, Inc.     175,700                      3,964,231

Equity Office Properties Trust    416,800                      10,680,500

Equity Residential Properties     548,700                      24,725,794
Trust (SBI)

Public Storage, Inc.              415,400                      11,631,200

Reckson Associates Realty         62,800                       1,475,800
Corp.

Spieker Properties, Inc.          277,000                      10,768,375

Starwood Hotels & Resorts         1,465,981                    44,804,044
Worldwide, Inc.

Weeks Corp.                       231,900                      7,072,950

                                                               138,820,894

TOTAL CONSTRUCTION & REAL                                      229,167,770
ESTATE

DURABLES - 2.6%

AUTOS, TIRES, & ACCESSORIES -
1.6%

DaimlerChrysler AG (Reg.)         178,837                      15,894,135

Delphi Automotive Systems         293,900                      5,455,519
Corp.

Eaton Corp.                       426,500                      39,238,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Federal-Mogul Corp.               67,500                      $ 3,510,000

Ford Motor Co.                    906,100                      51,138,019

Meritor Automotive, Inc.          629,900                      16,062,450

Navistar International Corp.      76,500                       3,825,000
(a)

Pep Boys-Manny, Moe & Jack        581,100                      12,566,288

TRW, Inc.                         852,300                      46,769,963

                                                               194,459,374

CONSUMER DURABLES - 0.6%

Minnesota Mining &                350,200                      30,445,513
Manufacturing Co.

Snap-On, Inc.                     1,102,000                    39,878,625

                                                               70,324,138

HOME FURNISHINGS - 0.2%

Newell Rubbermaid, Inc.           553,100                      25,719,150

TEXTILES & APPAREL - 0.2%

Liz Claiborne, Inc.               161,700                      5,902,050

NIKE, Inc. Class B                374,700                      23,723,194

                                                               29,625,244

TOTAL DURABLES                                                 320,127,906

ENERGY - 12.3%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                337,200                      11,296,200

Halliburton Co.                   2,407,900                    108,957,475

Schlumberger Ltd.                 906,200                      57,713,613

                                                               177,967,288

OIL & GAS - 10.9%

Amerada Hess Corp.                709,400                      42,209,300

Anadarko Petroleum Corp.          587,900                      21,642,069

Apache Corp.                      263,000                      10,257,000

Atlantic Richfield Co.            183,600                      15,342,075

BP Amoco PLC sponsored ADR        2,834,819                    307,577,862

Burlington Resources, Inc.        922,100                      39,880,825

Chevron Corp.                     1,409,471                    134,164,021

Conoco, Inc. Class A              721,200                      20,103,450

Elf Aquitaine SA sponsored ADR    943,100                      69,376,794

Exxon Corp.                       1,940,100                    149,630,213

Mobil Corp.                       446,100                      44,163,900

Occidental Petroleum Corp.        1,854,000                    39,165,750

Phillips Petroleum Co.            575,300                      28,944,781

Royal Dutch Petroleum Co. (NY     2,218,600                    133,670,650
Registry Gilder 1.25)

Santa Fe Snyder Corp. (a)         248,353                      1,893,692

Texaco, Inc.                      660,000                      41,250,000

Tosco Corp.                       449,800                      11,666,688

Total Fina SA:

Class B                           831,600                      107,172,440

sponsored ADR                     865,100                      55,744,881

Ultramar Diamond Shamrock         490,300                      10,694,669
Corp.

Union Pacific Resources           734,700                      11,984,794
Group, Inc.



                                 SHARES                       VALUE (NOTE 1)

Unocal Corp.                      463,983                     $ 18,385,326

USX-Marathon Group                1,621,100                    52,787,069

                                                               1,367,708,249

TOTAL ENERGY                                                   1,545,675,537

FINANCE - 23.3%

BANKS - 9.4%

Bank of America Corp.             3,173,890                    232,685,811

Bank of New York Co., Inc.        4,631,400                    169,914,488

Bank of Nova Scotia               178,900                      3,913,858

Bank One Corp.                    4,054,238                    241,480,551

Chase Manhattan Corp.             1,377,300                    119,308,613

Comerica, Inc.                    1,278,300                    75,978,956

Credit Suisse Group (Reg.)        141,100                      24,484,518

Mellon Bank Corp.                 390,700                      14,211,713

National Bank of Canada           2,211,200                    29,176,290

U.S. Bancorp                      2,928,094                    99,555,196

Wells Fargo & Co.                 3,967,200                    169,597,800

                                                               1,180,307,794

CREDIT & OTHER FINANCE - 7.5%

American Express Co.              1,853,072                    241,130,994

Associates First Capital          3,421,056                    151,595,549
Corp. Class A

Citigroup, Inc.                   7,733,699                    367,350,679

Fleet Financial Group, Inc.       1,373,600                    60,953,500

Household International, Inc.     2,527,647                    119,747,277

                                                               940,777,999

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        3,727,300                    254,854,138

Freddie Mac                       217,400                      12,609,200

SLM Holding Corp.                 412,700                      18,906,819

                                                               286,370,157

INSURANCE - 2.4%

Allstate Corp.                    787,198                      28,240,728

Berkshire Hathaway, Inc.          109                          7,510,100
Class A (a)

Chubb Corp. (The)                 52,700                       3,662,650

Financial Security Assurance      417,871                      21,729,292
Holdings Ltd.

Fremont General Corp.             1,398,448                    26,395,706

Hartford Financial Services       1,508,600                    87,970,238
Group, Inc.

Highlands Insurance Group,        371,100                      3,896,550
Inc. (a)

PMI Group, Inc.                   469,800                      29,509,313

Reliastar Financial Corp.         1,042,895                    45,626,656

Torchmark Corp.                   743,700                      25,378,763

Travelers Property Casualty       620,000                      24,257,500
Corp.  Class A

                                                               304,177,496

SAVINGS & LOANS - 0.8%

Washington Mutual, Inc.           2,898,482                    102,533,801

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.9%

Cendant Corp. (a)                 946,100                     $ 19,395,050

First Marathon, Inc. Class A      526,700                      9,002,188
(non-vtg.)

Franklin Resources, Inc.          496,600                      20,174,375

Lehman Brothers Holdings,         449,800                      28,000,050
Inc.

Nomura Securities Co. Ltd.        1,561,000                    18,246,543

Waddell & Reed Financial, Inc.:

Class A                           394,416                      10,821,789

Class B                           182,132                      4,917,564

                                                               110,557,559

TOTAL FINANCE                                                  2,924,724,806

HEALTH - 5.3%

DRUGS & PHARMACEUTICALS - 3.7%

American Home Products Corp.      300,900                      17,301,750

Bristol-Myers Squibb Co.          1,792,400                    126,252,175

Lilly (Eli) & Co.                 953,600                      68,301,600

Merck & Co., Inc.                 1,665,900                    123,276,600

Schering-Plough Corp.             2,540,830                    134,663,990

                                                               469,796,115

MEDICAL EQUIPMENT & SUPPLIES
- 1.0%

Baxter International, Inc.        375,800                      22,782,875

Becton, Dickinson & Co.           828,800                      24,864,000

Johnson & Johnson                 662,700                      64,944,600

Pall Corp.                        417,600                      9,265,500

                                                               121,856,975

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Beverly Enterprises, Inc. (a)     1,722,000                    13,883,625

Columbia/HCA Healthcare Corp.     2,259,150                    51,536,859

Tenet Healthcare Corp. (a)        459,100                      8,522,044

                                                               73,942,528

TOTAL HEALTH                                                   665,595,618

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.6%

ELECTRICAL EQUIPMENT - 4.8%

Emerson Electric Co.              781,000                      49,105,375

General Electric Co.              4,147,000                    468,610,970

Honeywell, Inc.                   244,600                      28,343,025

Loral Space & Communications      298,700                      5,376,600
Ltd. (a)

Siemens AG                        671,400                      52,082,784

                                                               603,518,754

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.6%

Case Corp.                        421,000                      20,260,625

Caterpillar, Inc.                 134,800                      8,088,000

Coltec Industries, Inc. (a)       1,371,600                    29,746,575

Deere & Co.                       871,300                      34,525,263

Ingersoll-Rand Co.                498,000                      32,183,250



                                 SHARES                       VALUE (NOTE 1)

Kennametal, Inc.                  393,700                     $ 12,204,700

Parker-Hannifin Corp.             525,000                      24,018,750

Tyco International Ltd.           1,705,923                    161,636,204

                                                               322,663,367

POLLUTION CONTROL - 1.2%

Allied Waste Industries, Inc.     592,200                      11,695,950
(a)

Browning-Ferris Industries,       988,598                      42,509,714
Inc.

Ogden Corp.                       508,300                      13,692,331

Republic Services, Inc. Class     588,200                      14,557,950
A

Waste Management, Inc.            1,197,447                    64,362,776

                                                               146,818,721

TOTAL INDUSTRIAL MACHINERY &                                   1,073,000,842
EQUIPMENT

MEDIA & LEISURE - 4.1%

BROADCASTING - 1.8%

CBS Corp. (a)                     1,626,900                    70,668,469

Infinity Broadcasting Corp.       466,300                      13,872,425
Class A

Time Warner, Inc.                 1,948,599                    143,222,027

                                                               227,762,921

ENTERTAINMENT - 1.3%

Disney (Walt) Co.                 1,088,300                    33,533,244

King World Productions, Inc.      457,000                      15,909,313
(a)

Mandalay Resort Group (a)         464,400                      9,810,450

Viacom, Inc. Class B              2,261,400                    99,501,600
(non-vtg.) (a)

                                                               158,754,607

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                   569,800                      15,883,175

LODGING & GAMING - 0.0%

Mirage Resorts, Inc. (a)          309,100                      5,177,425

PUBLISHING - 0.5%

Harcourt General, Inc.            657,900                      33,922,969

Reader's Digest Association,      548,700                      21,810,825
Inc.  Class A (non-vtg.)

                                                               55,733,794

RESTAURANTS - 0.4%

McDonald's Corp.                  1,310,800                    54,152,425

TOTAL MEDIA & LEISURE                                          517,464,347

NONDURABLES - 4.0%

AGRICULTURE - 0.3%

Edperbrascan Corp. Class A        2,699,800                    41,437,417
(ltd. vtg.)

BEVERAGES - 0.4%

Anheuser-Busch Companies,         144,000                      10,215,000
Inc.

PepsiCo, Inc.                     300,500                      11,625,594

Seagram Co. Ltd.                  395,600                      19,838,149

Whitman Corp.                     428,400                      7,711,200

                                                               49,389,943

FOODS - 0.7%

Corn Products International,      401,625                      12,224,461
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Goodman Fielder Ltd.              4,642,110                   $ 4,172,262

Heinz (H.J.) Co.                  498,200                      24,972,275

Nabisco Group Holdings Corp.      449,000                      8,783,563

Nabisco Holdings Corp. Class A    779,200                      33,700,400

                                                               83,852,961

HOUSEHOLD PRODUCTS - 1.1%

Procter & Gamble Co.              307,200                      27,417,600

Unilever NV                       11,071                       748,414

Unilever NV (NY shares)           714,285                      49,821,379

Unilever PLC                      6,090,714                    56,719,999

                                                               134,707,392

TOBACCO - 1.5%

Philip Morris Companies, Inc.     4,833,300                    194,238,244

TOTAL NONDURABLES                                              503,625,957

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              605,600                      12,036,300

RETAIL & WHOLESALE - 3.2%

APPAREL STORES - 0.9%

Charming Shoppes, Inc. (a)        612,800                      3,734,250

Footstar, Inc. (a)                551,800                      20,520,063

Limited, Inc. (The)               1,317,700                    59,790,638

Payless ShoeSource, Inc. (a)      385,000                      20,597,500

TJX Companies, Inc.               350,200                      11,666,038

                                                               116,308,489

GENERAL MERCHANDISE STORES -
2.2%

Consolidated Stores Corp. (a)     2,020,156                    54,544,219

Dayton Hudson Corp.               920,700                      59,845,500

Federated Department Stores,      1,104,400                    58,464,175
Inc. (a)

Hudson's Bay Co.                  185,000                      2,086,894

Hudson's Bay Co. (d)              302,500                      3,412,354

Wal-Mart Stores, Inc.             2,073,200                    100,031,900

                                                               278,385,042

GROCERY STORES - 0.1%

Albertson's, Inc.                 152,700                      7,873,594

TOTAL RETAIL & WHOLESALE                                       402,567,125

SERVICES - 0.8%

LEASING & RENTAL - 0.2%

Ryder Systems, Inc.               766,600                      19,931,600

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       568,400                      21,066,325

Wallace Computer Services,        347,900                      8,697,500
Inc.

                                                               29,763,825

SERVICES - 0.4%

ACNielsen Corp. (a)               636,000                      19,239,000

Dun & Bradstreet Corp.            313,800                      11,120,288



                                 SHARES                       VALUE (NOTE 1)

Manpower, Inc.                    364,500                     $ 8,246,813

Modis Professional Services,      477,700                      6,568,375
Inc. (a)

                                                               45,174,476

TOTAL SERVICES                                                 94,869,901

TECHNOLOGY - 3.8%

COMPUTER SERVICES & SOFTWARE
- 2.2%

Ask Jeeves, Inc.                  2,200                        30,800

Clarent Corp.                     8,200                        123,000

Electronic Data Systems Corp.     706,800                      39,978,375

International Business            860,200                      111,180,850
Machines Corp.

NCR Corp. (a)                     168,300                      8,215,144

Unisys Corp. (a)                  3,018,317                    117,525,718

                                                               277,053,887

COMPUTERS & OFFICE EQUIPMENT
- 1.0%

Compaq Computer Corp.             351,400                      8,323,788

Pitney Bowes, Inc.                1,582,000                    101,643,500

Xerox Corp.                       122,000                      7,205,625

                                                               117,172,913

ELECTRONIC INSTRUMENTS - 0.1%

Thermo Electron Corp. (a)         614,900                      12,336,431

ELECTRONICS - 0.5%

Motorola, Inc.                    561,300                      53,183,175

Texas Instruments, Inc.           83,200                       12,064,000

                                                               65,247,175

TOTAL TECHNOLOGY                                               471,810,406

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.2%

AMR Corp. (a)                     336,700                      22,979,775

Viad Corp.                        275,800                      8,532,563

                                                               31,512,338

RAILROADS - 1.1%

Burlington Northern Santa Fe      2,153,400                    66,755,400
Corp.

CSX Corp.                         1,024,600                    46,427,188

Union Pacific Corp.               409,400                      23,873,138

                                                               137,055,726

TOTAL TRANSPORTATION                                           168,568,064

UTILITIES - 11.1%

CELLULAR - 0.3%

ALLTEL Corp.                      508,900                      36,386,350

ELECTRIC UTILITY - 2.9%

Allegheny Energy, Inc.            1,148,700                    36,830,194

American Electric Power Co.,      997,100                      37,453,569
Inc.

Avista Corp.                      707,500                      11,496,875

Central & South West Corp.        444,000                      10,378,500

CILCORP, Inc.                     128,200                      8,012,500

Cinergy Corp.                     415,000                      13,280,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

CMS Energy Corp.                  379,200                     $ 15,879,000

Consolidated Edison, Inc.         473,450                      21,423,613

DPL, Inc.                         1,059,850                    19,474,744

Duke Energy Corp.                 424,600                      23,087,625

Entergy Corp.                     2,579,800                    80,618,750

Niagara Mohawk Holdings, Inc.     1,434,200                    23,036,838
(a)

PG&E Corp.                        1,551,878                    50,436,035

Pinnacle West Capital Corp.       237,000                      9,539,250

                                                               360,947,493

GAS - 0.3%

Questar Corp.                     955,200                      18,268,200

Sempra Energy                     1,152,084                    26,065,901

                                                               44,334,101

TELEPHONE SERVICES - 7.6%

Ameritech Corp.                   1,792,700                    131,763,450

AT&T Corp.                        4,262,300                    237,889,619

Bell Atlantic Corp.               2,749,540                    179,751,178

BellSouth Corp.                   1,227,600                    57,543,750

GTE Corp.                         1,251,500                    94,801,125

MCI WorldCom, Inc. (a)            1,289,777                    111,001,433

Pathnet, Inc. warrants            520                          5,200
4/15/08 (a)(d)

SBC Communications, Inc.          2,018,400                    117,067,200

Sprint Corp. (FON Group)          513,400                      27,113,938

                                                               956,936,893

TOTAL UTILITIES                                                1,398,604,837

TOTAL COMMON STOCKS                                            11,736,274,337
(Cost $7,994,773,121)

PREFERRED STOCKS - 3.4%



CONVERTIBLE PREFERRED STOCKS
- 3.4%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          460,000                      18,457,500

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     219,200                      3,945,600
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.1%

OIL & GAS - 0.1%

Apache Corp. $2.015 ACES          183,100                      6,683,150

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.6%

Federal-Mogul Financing Trust     490,300                      28,927,700
$3.50



                                 SHARES                       VALUE (NOTE 1)

Union Pacific Capital Trust $:

3.125                             403,200                     $ 20,714,400

3.125 TIDES (d)                   384,500                      19,753,688

                                                               69,395,788

INSURANCE - 0.5%

Aetna, Inc. Class C, $4.7578      760,000                      56,430,000
PRIDES

Conseco, Inc. $3.50 PRIDES        296,800                      11,927,650

                                                               68,357,650

SECURITIES INDUSTRY - 0.0%

Merrill Lynch & Co., Inc.         77,600                       1,585,950
(IMC Global) $2.39 STRYPES

TOTAL FINANCE                                                  139,339,388

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.2%

Loral Space & Communications
Ltd. Series C:

$3.00 (d)                         183,200                      9,251,600

$3.00                             141,700                      7,155,850

                                                               16,407,450

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      530,100                      14,809,669
Rand Finance $0.195 Growth
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                   31,217,119
EQUIPMENT

MEDIA & LEISURE - 1.0%

BROADCASTING - 0.7%

Evergreen Media Corp. $3.00       128,300                      14,145,075
(d)

MediaOne Group, Inc.              249,900                      22,615,950
(Vodafone AirTouch PLC)
$3.63 PIES

MediaOne Group, Inc. Class D      374,200                      55,334,825
$2.25

                                                               92,095,850

ENTERTAINMENT - 0.1%

Premier Parks, Inc. $4.05 PIES    273,300                      18,584,400

PUBLISHING - 0.2%

Readers Digest Automatic          464,700                      16,874,419
Common Exchange Trust $1.93
TRACES

Tribune Co. (The Learning         102,300                      2,877,188
Co., Inc.) $1.75 DECS

                                                               19,751,607

TOTAL MEDIA & LEISURE                                          130,431,857

NONDURABLES - 0.2%

BEVERAGES - 0.2%

Seagram Co. Ltd. $3.76            473,400                      23,699,588

RETAIL & WHOLESALE - 0.0%

GENERAL MERCHANDISE STORES -
0.0%

K mart Financing I $3.875         100,000                      5,850,000

PREFERRED STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

UTILITIES - 0.6%

ELECTRIC UTILITY - 0.6%

Houston Industries, Inc.          285,500                     $ 34,045,875
(Time Warner) $3.216 ACES

NiSource, Inc. $3.875 PIES        299,300                      14,777,938

Texas Utilities Co. $1.6575       465,200                      20,643,250
growth PRIDES

                                                               69,467,063

TOTAL CONVERTIBLE PREFERRED                                    429,091,265
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

California Federal Preferred      31,590                       821,340
Capital Corp. $2.2812

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

CSC Holdings, Inc. 11.125%        21,167                       2,317,787
pay-in-kind

PUBLISHING - 0.0%

PRIMEDIA, Inc. 8.625%             5,975                        543,725

TOTAL MEDIA & LEISURE                                          2,861,512

TOTAL NONCONVERTIBLE                                           3,682,852
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         432,774,117
(Cost $342,734,797)


CORPORATE BONDS - 1.5%

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)

CONVERTIBLE BONDS - 1.1%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Liberty Property LP 8.3%          Ba2         $ 27,985,000                         34,841,325
7/1/01

DURABLES - 0.1%

CONSUMER ELECTRONICS - 0.1%

Matsushita Electric               Aa2    JPY   209,000,000                         2,586,100
Industrial Co. Ltd. 1.4%
3/31/04

Sunbeam Corp. 0% 3/25/18 (d)      Caa2         60,290,000                          10,098,575

                                                                                   12,684,675



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

FINANCE - 0.0%

INSURANCE - 0.0%

Loews Corp. 3.125% 9/15/07        A2          $ 4,320,000                         $ 3,493,800

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.0%

Jacor Communications, Inc. 0%     Ba3          3,370,000                           1,891,413
2/9/18 liquid yield option
notes

PUBLISHING - 0.3%

News America Holdings, Inc.       Baa3         48,470,000                          35,261,925
liquid yield option notes 0%
3/11/13

TOTAL MEDIA & LEISURE                                                              37,153,338

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3           820,000                             774,900
International, Inc.  7%
3/28/01

RETAIL & WHOLESALE - 0.0%

DRUG STORES - 0.0%

Rite Aid Corp. 5.25% 9/15/02      Baa2         250,000                             247,969
(d)

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Softkey International, Inc.       -            1,340,000                           1,309,850
5.5% 11/1/00 (d)

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Quantum Corp.  7% 8/1/04          B2           7,730,000                           7,266,200

ELECTRONICS - 0.2%

Micron Technology, Inc.  7%       B2           17,163,000                          17,634,983
7/1/04

Solectron Corp.  0% 1/27/19       Baa3         15,490,000                          9,081,013
(d)

                                                                                   26,715,996

TOTAL TECHNOLOGY                                                                   35,292,046

UTILITIES - 0.1%

TELEPHONE SERVICES - 0.1%

Telefonos de Mexico SA de CV      BB           9,430,000                           9,736,475
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                            134,224,528

NONCONVERTIBLE BONDS - 0.4%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Lyondell Chemical Co. 9.875%      Ba3          1,340,000                           1,363,450
5/1/07 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

RBF Finance Co. 11.375%           Ba3         $ 1,520,000                         $ 1,573,200
3/15/09 (d)

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Macsaver Financial Services,      Ba1          1,000,000                           852,500
Inc. 7.875% 8/1/03

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Tenet Healthcare Corp. 8.125%     Ba3          2,220,000                           2,097,900
12/1/08

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1           3,340,000                           3,097,850

9.875% 3/1/07                     B1           1,970,000                           2,056,188

Century Communications Corp.,     Ba3          960,000                             422,400
Series B, 0% 1/15/08

Charter Communications            B2           1,670,000                           1,596,938
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09
(d)

CSC Holdings, Inc. 7.875%         Ba2          600,000                             571,116
2/15/18

Falcon Holding Group              B2           1,840,000                           1,285,700
LP/Falcon Funding Corp. 0%
4/15/10 (c)

NTL Communications Corp.          B3           6,470,000                           7,084,650
11.5% 10/1/08

Telewest PLC 0% 10/1/07 (c)       B1           1,780,000                           1,593,100

                                                                                   17,707,942

ENTERTAINMENT - 0.0%

Regal Cinemas, Inc. 8.875%        B3           2,170,000                           1,974,700
12/15/10

LODGING & GAMING - 0.0%

HMH Properties, Inc. 7.875%       Ba2          1,070,000                           984,400
8/1/08

RESTAURANTS - 0.0%

Domino's, Inc. 10.375% 1/15/09    B3           1,120,000                           1,131,200

TOTAL MEDIA & LEISURE                                                              21,798,242



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONDURABLES - 0.0%

HOUSEHOLD PRODUCTS - 0.0%

Revlon Consumer Products          B2          $ 1,960,000                         $ 1,940,400
Corp. 9% 11/1/06

UTILITIES - 0.2%

CELLULAR - 0.1%

Nextel  Communications, Inc.:

0% 10/31/07 (c)                   B2           4,635,000                           3,256,088

12% 11/1/08                       B2           2,090,000                           2,351,250

                                                                                   5,607,338

TELEPHONE SERVICES - 0.1%

GST Network Funding, Inc. 0%      -            1,620,000                           923,400
5/1/08 (c)(d)

ICG Services, Inc. 0% 5/1/08      -            1,395,000                           753,300
(c)

Intermedia Communications,        B2           770,000                             716,100
Inc. 8.6% 6/1/08

Level 3 Communications, Inc.      B3           2,490,000                           1,550,025
0% 12/1/08 (c)

McLeodUSA, Inc. 9.5% 11/1/08      B2           990,000                             992,475

NEXTLINK Communications, Inc.     B3           2,780,000                           2,696,600
9.625% 10/1/07

Pathnet, Inc. 12.25% 4/15/08      -            520,000                             286,000

Rhythms NetConnections, Inc.      B3           1,670,000                           1,561,450
12.75% 4/15/09 (d)

Teligent, Inc. 0% 3/1/08 (c)      Caa1         3,160,000                           1,864,400

WinStar  Communications, Inc.:

0% 10/15/05 (c)                   Caa1         660,000                             577,500

15% 3/1/07                        CCC          840,000                             966,000

                                                                                   12,887,250

TOTAL UTILITIES                                                                    18,494,588

TOTAL NONCONVERTIBLE BONDS                                                         48,120,280

TOTAL CORPORATE BONDS                                                              182,344,808
(Cost $175,647,333)


CASH EQUIVALENTS - 1.6%

                                                SHARES

Taxable Central Cash Fund (b)                   197,022,830                        197,022,830
(Cost $197,022,830)

TOTAL INVESTMENT IN                                                              $ 12,548,416,092
SECURITIES - 100%
(Cost $8,710,178,081)


SECURITY TYPE ABBREVIATIONS

ACES    - Automatic Common
          Exchange Securities
DECS    - Dividend Enhanced
          Convertible Stock/Debt
          Exchangeable for Common
          Stock
PIES    - Premium Income Equity
          Securities
PRIDES  - Preferred Redeemable
          Increased Dividend
          Equity Securities
STRYPES - Structured Yield
          Product Exchangeable for
          Common Stock
TIDES   - Term Income Deferred
          Equity Securities
TRACES  - Trust Automatic
          Common Exchange Securities

CURRENCY ABBREVIATIONS

JPY    -   Japanese yen

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $74,323,762 or 0.6% of net assets.

(e) Standard & Poor's credit ratings are used in absence of a rating by Moody's Investors Service, Inc.

(f) Principal amount is stated in United States dollars unless otherwise noted.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,387,987,794 and $1,717,759,112, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $216,327 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $8,717,979,460. Net unrealized appreciation aggregated $3,830,436,632, of which $4,111,599,498 related to appreciated investment securities and $281,162,866 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 12,548,416,092
value  (cost $8,710,178,081)
-  See accompanying schedule

Cash                                          10,114

Receivable for investments                    52,384,900
sold

Receivable for fund shares                    3,080,442
sold

Dividends receivable                          19,484,709

Interest receivable                           3,564,442

Other receivables                             1,007,578

 TOTAL ASSETS                                 12,627,948,277

LIABILITIES

Payable for investments        $ 44,331,406
purchased

Payable for fund shares         9,675,629
redeemed

Accrued management fee          4,933,561

Distribution fees payable       28,132

Other payables and  accrued     901,233
expenses

 TOTAL LIABILITIES                            59,869,961

NET ASSETS                                   $ 12,568,078,316

Net Assets consist of:

Paid in capital                              $ 8,276,118,743

Undistributed net investment                  97,274,883
income

Accumulated undistributed                     356,506,786
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,838,177,904
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 12,568,078,316

INITIAL CLASS: NET ASSET                      $27.26
VALUE, offering price   and
redemption price per share
 ($12,210,029,445 (divided
by)   447,974,992 shares)

SERVICE CLASS: NET ASSET                      $27.21
VALUE, offering price   and
redemption price per share
 ($358,048,871 (divided by)
 13,157,148 shares)

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JUNE 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                              $ 123,274,610
Dividends

Interest                                        9,575,975

                                                132,850,585

Less foreign taxes withheld                     (3,262,753)

 TOTAL INCOME                                   129,587,832

EXPENSES

Management fee                   $ 28,572,858

Transfer agent fees               3,905,974

Distribution fees - Service       139,714
Class

Accounting fees and expenses      497,956

Non-interested trustees'          27,083
compensation

Custodian fees and expenses       177,582

Registration fees                 28,755

Audit                             42,149

Miscellaneous                     114,076

 Total expenses before            33,506,147
reductions

 Expense reductions               (441,990)     33,064,157

NET INVESTMENT INCOME                           96,523,675

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            366,346,440

 Foreign currency transactions    (10,866)      366,335,574

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            958,811,984

 Assets and liabilities in        (163,094)     958,648,890
foreign currencies

NET GAIN (LOSS)                                 1,324,984,464

NET INCREASE (DECREASE) IN                     $ 1,421,508,139
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 441,990
 Expense reductions  Directed
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 96,523,675               $ 175,118,232
income

 Net realized gain (loss)       366,335,574                377,421,064

 Change in net unrealized       958,648,890                617,114,451
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,421,508,139              1,169,653,747
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (170,985,891)              (143,408,236)
From net investment income

 From net realized gain         (377,968,810)              (510,364,604)

 TOTAL DISTRIBUTIONS            (548,954,701)              (653,772,840)

Share transactions - net        60,468,325                 1,007,105,749
increase (decrease)

  TOTAL INCREASE (DECREASE)     933,021,763                1,522,986,656
IN NET ASSETS

NET ASSETS

 Beginning of period            11,635,056,553             10,112,069,897

 End of period (including      $ 12,568,078,316           $ 11,635,056,553
undistributed net investment
income of $97,274,883 and
$172,284,861, respectively)





OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS           SHARES                        DOLLARS

Share transactions Initial   22,827,373                $ 590,692,684      64,328,671                   $ 1,568,020,907
Class  Sold

  Reinvested                 22,601,688                 537,468,129       27,884,679                    652,780,343

  Redeemed                   (46,332,859)               (1,177,217,609)   (59,592,607)                  (1,424,580,460)

  Net increase (decrease)    (903,798)                 $ (49,056,796)     32,620,743                   $ 796,220,790

 Service Class  Sold         3,919,814                  100,917,363       8,703,524                     212,310,778

  Reinvested                 483,645                    11,486,571        42,396                        992,496

  Redeemed                   (112,907)                  (2,878,813)       (98,817)                      (2,418,315)

  Net increase (decrease)    4,290,552                 $ 109,525,121      8,647,103                    $ 210,884,959

Distributions From net                                 $ 167,408,106                                   $ 143,190,527
investment income  Initial
Class

  Service Class                                         3,577,785                                       217,709

  Total                                                $ 170,985,891                                   $ 143,408,236

 From net realized gain                                $ 370,060,023                                   $ 509,589,817
Initial Class

  Service Class                                         7,908,787                                       774,787

  Total                                                $ 377,968,810                                   $ 510,364,604

                                                       $ 548,954,701                                   $ 653,772,840






FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998               1997          1996         1995

Net asset value, beginning of    $ 25.42                         $ 24.28            $ 21.03       $ 19.27      $ 15.35
period

Income from Investment
Operations

Net investment income             .21 D                           .38 D              .36 D         .35          .41

Net realized and unrealized       2.85                            2.31               5.06          2.30         4.69
gain (loss)

Total from investment             3.06                            2.69               5.42          2.65         5.10
operations

Less Distributions

From net investment income        (.38)                           (.34)              (.36)         (.03)        (.40)

From net realized gain            (.84)                           (1.21)             (1.81)        (.86)        (.78)

 Total distributions              (1.22)                          (1.55)             (2.17)        (.89)        (1.18)

Net asset value, end of period   $ 27.26                         $ 25.42            $ 24.28       $ 21.03      $ 19.27

TOTAL RETURN B, C                 12.74%                          11.63%             28.11%        14.28%       35.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,210,029                    $ 11,409,912       $ 10,106,742  $ 6,961,090  $ 4,879,435
(000 omitted)

Ratio of expenses to average      .57% A                          .58%               .58%          .58%         .61%
net assets

Ratio of expenses to average      .57% A                          .57% F             .57% F        .56% F       .61%
net assets after  expense
reductions

Ratio of net investment           1.66% A                         1.58%              1.65%         1.97%        2.56%
income to average net assets

Portfolio turnover                24% A                           28%                44%           186%         87%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.44
period

Income from Investment
Operations

Net investment income             .41

Net realized and unrealized       .64
gain (loss)

Total from investment             1.05
operations

Less Distributions

From net investment income        (.37)

From net realized gain            (.77)

 Total distributions              (1.14)

Net asset value, end of period   $ 15.35

TOTAL RETURN B, C                 7.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,284,412
(000 omitted)

Ratio of expenses to average      .60%
net assets

Ratio of expenses to average      .58% F
net assets after  expense
reductions

Ratio of net investment           2.83%
income to average net assets

Portfolio turnover                134%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 25.39                         $ 24.27                   $ 23.44
period

Income from Investment
Operations

Net investment income D           .19                             .36                       .05

Net realized and unrealized       2.85                            2.31                      .78
gain (loss)

Total from investment             3.04                            2.67                      .83
operations

Less Distributions

From net investment income        (.38)                           (.34)                     -

From net realized gain            (.84)                           (1.21)                    -

Total distributions               (1.22)                          (1.55)                    -

Net asset value, end of period   $ 27.21                         $ 25.39                   $ 24.27

TOTAL RETURNB, C                  12.67%                          11.54%                    3.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 358,049                       $ 225,145                 $ 5,328
(000 omitted)

Ratio of expenses to average      .68% A                          .68%                      .68% A
net assets

Ratio of expenses to average      .67% A, F                       .67% F                    .65% A, F
net assets after expense
reductions

Ratio of net investment           1.56% A                         1.51%                     1.63% A
income to average net assets

Portfolio turnover                24% A                           28%                       44%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 1 YEAR  LIFE OF FUND

VIP III: GROWTH & INCOME -      19.54%       26.51%
"INITIAL CLASS"

S&P 500 (registered trademark)  22.76%       29.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III GROWTH & INCOME     S&P 500
             00147                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10250.00                    10440.61
  1997/02/28      10270.00                    10522.46
  1997/03/31       9820.00                    10090.10
  1997/04/30      10350.00                    10692.48
  1997/05/31      10930.00                    11343.43
  1997/06/30      11490.00                    11851.62
  1997/07/31      12420.00                    12794.65
  1997/08/31      11790.00                    12077.90
  1997/09/30      12410.00                    12739.40
  1997/10/31      12060.00                    12313.91
  1997/11/30      12600.00                    12883.92
  1997/12/31      12879.20                    13105.13
  1998/01/31      12951.15                    13250.08
  1998/02/28      13837.79                    14205.67
  1998/03/31      14540.53                    14933.14
  1998/04/30      14540.53                    15083.37
  1998/05/31      14323.51                    14824.09
  1998/06/30      15057.25                    15426.24
  1998/07/31      14953.91                    15261.95
  1998/08/31      12835.35                    13055.38
  1998/09/30      13796.45                    13891.71
  1998/10/31      14871.23                    15021.66
  1998/11/30      15822.00                    15932.12
  1998/12/31      16690.09                    16850.13
  1999/01/31      17062.13                    17554.80
  1999/02/28      16735.18                    17009.20
  1999/03/31      17261.77                    17689.74
  1999/04/30      17746.24                    18374.86
  1999/05/31      17240.71                    17941.03
  1999/06/30      17999.01                    18936.76
IMATRL PRASUN   SHR__CHT 19990630 19990721 103952 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Growth & Income Portfolio on December 31, 1996, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $17,999 - a 79.99% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,937 - an 89.37% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Associates First Capital        4.3
Corp. Class A

Fannie Mae                      3.5

Microsoft Corp.                 3.3

Citigroup, Inc.                 3.1

General Electric Co.            3.0

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         21.7

TECHNOLOGY                      12.9

HEALTH                          11.6

UTILITIES                       8.9

NONDURABLES                     8.4

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                       90.6%

Short-term Investments        9.4%

* FOREIGN INVESTMENTS         3.1%

Row: 1, Col: 1, Value: 90.59999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.4


VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  LIFE OF FUND

VIP III: GROWTH & INCOME -    19.44%       26.37%
SERVICE CLASS

S&P 500                       22.76%       29.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III GROWTH & INC - SC   S&P 500
             00473                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10250.00                    10440.61
  1997/02/28      10270.00                    10522.46
  1997/03/31       9820.00                    10090.10
  1997/04/30      10350.00                    10692.48
  1997/05/31      10930.00                    11343.43
  1997/06/30      11490.00                    11851.62
  1997/07/31      12420.00                    12794.65
  1997/08/31      11790.00                    12077.90
  1997/09/30      12410.00                    12739.40
  1997/10/31      12060.00                    12313.91
  1997/11/30      12590.00                    12883.92
  1997/12/31      12879.48                    13105.13
  1998/01/31      12941.16                    13250.08
  1998/02/28      13817.49                    14205.67
  1998/03/31      14520.25                    14933.14
  1998/04/30      14509.91                    15083.37
  1998/05/31      14292.88                    14824.09
  1998/06/30      15026.65                    15426.24
  1998/07/31      14923.30                    15261.95
  1998/08/31      12804.69                    13055.38
  1998/09/30      13765.81                    13891.71
  1998/10/31      14830.29                    15021.66
  1998/11/30      15781.08                    15932.12
  1998/12/31      16649.19                    16850.13
  1999/01/31      17021.24                    17554.80
  1999/02/28      16683.76                    17009.20
  1999/03/31      17210.39                    17689.74
  1999/04/30      17694.90                    18374.86
  1999/05/31      17189.33                    17941.03
  1999/06/30      17947.68                    18936.76
IMATRL PRASUN   SHR__CHT 19990630 19990712 093729 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $17,948 - a 79.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,937 - an 89.37% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Associates First Capital        4.3
Corp. Class A

Fannie Mae                      3.5

Microsoft Corp.                 3.3

Citigroup, Inc.                 3.1

General Electric Co.            3.0

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         21.7

TECHNOLOGY                      12.9

HEALTH                          11.6

UTILITIES                       8.9

NONDURABLES                     8.4

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                   90.6%

Short-term Investments    9.4%

* FOREIGN INVESTMENTS     3.1%

Row: 1, Col: 1, Value: 90.59999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.4

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Louis Salemy)

An interview with
Louis Salemy, Portfolio Manager of Growth
& Income Portfolio

Q. HOW DID THE FUND PERFORM, LOUIS?

A. For the six months that ended June 30, 1999, the fund's return was somewhat lower than the 12.38% return of the Standard & Poor's 500 Index. For the 12 months that ended June 30, 1999, the fund's return was relatively close to the S&P 500's 22.76% increase but still trailed it slightly.

Q. WHAT PREVENTED THE FUND FROM KEEPING UP WITH THE INDEX?

A. The fund had a positive first quarter but lost ground over the next three months. The main contributing factor was a dramatic shift in investor interest from growth to value stocks. Surprisingly strong growth in the U.S. economy and improving prospects overseas, along with surging crude oil prices, led investors to seek out the shares of cyclical companies - those that are especially sensitive to fluctuations in the economy. Since the fund favors the shares of companies that tend to have steady, dependable earnings growth, it was hurt by these developments. For instance, pharmaceutical stocks, where the fund was overweighted relative to the index, had been one of the best-performing categories during 1998, but underperformed badly in the first six months of 1999. Rising interest rates were another factor that detracted from performance. The fund had some large positions in several financial stocks that fare better when interest rates are stable or falling. Finally, the fund's position of approximately 10% in cash equivalents held back performance.

Q. WHY DID THE FUND HAVE SUCH A LARGE POSITION IN CASH EQUIVALENTS?

A. I started 1999 with a fairly cautious outlook, especially in view of the market's relatively high valuations. Although April, May and June provided some grounds for questioning my judgment, it was still unclear as the period ended whether the rally in cyclical shares was a short-term phenomenon or the beginning of an important new trend. At the end of June, other commodities had failed to confirm the rally in crude oil, leaving open the possibility that many cyclical stocks had far exceeded the price levels justified by underlying supply and demand considerations. I wanted to have some buying power in the event of a correction in stock prices.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Citigroup was one of the fund's best performers and also one of its largest holdings. The stock benefited from the synergies resulting from the recent merger of Citicorp with Travelers Group, as well as strong earnings growth in its Salomon Smith Barney brokerage unit. Microsoft, a core technology holding, also did well. The company continued to beat earnings estimates and generate substantial cash flow. Another outstanding performer, American Express, benefited from favorable earnings in its international operations compared to those of last year, which were weakened by lower Asian demand. The company's domestic business also continued to perform well.

Q. WHAT HOLDINGS FAILED TO PERFORM UP TO YOUR EXPECTATIONS?

A. Philip Morris was by far the biggest detractor from performance. The company lost two important lawsuits, and the federal government filed suit against the company to recover Medicare funds spent on smoking-related ailments. The shares of pharmaceutical giant Eli Lilly suffered from competitive pressure on some of the company's leading drugs and the general move away from growth stocks. Finally, rising interest rates hurt financial sector holdings Freddie Mac and Fannie Mae, as did a perceived pricing war between them.

Q. WHAT'S YOUR OUTLOOK, LOUIS?

A. During the second half of 1999, I'll be watching the economy closely to see whether growth is picking up or decelerating. If the trend is toward faster growth, I may shift more of the fund's assets into cyclicals and other economically sensitive shares. Second, I'll be monitoring the technology sector to see if spending there accelerates. If so, I'll consider adding more technology stocks to the fund's portfolio. The jury is still out on these trends and, if the economy begins to slow, the fund's positioning in solid growth stocks could be timely.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

GOAL: seeks a high total return through a combination of current income and capital appreciation

START DATE: December 31, 1996

SIZE: as of June 30, 1999, more than $1.4 billion

MANAGER: Louis Salemy, since 1998; manager,
Fidelity Growth & Income II, since 1998; various
Fidelity Select Portfolios, 1992-1998, joined
Fidelity in 1992

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 90.6%

                                 SHARES                         VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.1%

DEFENSE ELECTRONICS - 0.6%

Litton Industries, Inc. (a)       115,000                       $ 8,251,250

SHIP BUILDING & REPAIR - 0.5%

General Dynamics Corp.            104,400                        7,151,400

TOTAL AEROSPACE & DEFENSE                                        15,402,650

BASIC INDUSTRIES - 1.7%

CHEMICALS & PLASTICS - 0.7%

Lyondell Chemical Co.             353,000                        7,280,625

Nalco Chemical Co.                45,800                         2,375,875

                                                                 9,656,500

PACKAGING & CONTAINERS - 1.0%

Ball Corp.                        148,200                        6,261,450

Owens-Illinois, Inc. (a)          256,700                        8,390,881

                                                                 14,652,331

TOTAL BASIC INDUSTRIES                                           24,308,831

CONSTRUCTION & REAL ESTATE -
1.4%

REAL ESTATE INVESTMENT TRUSTS
- 1.4%

Equity Office Properties Trust    244,700                        6,270,438

Equity Residential Properties     147,500                        6,646,719
Trust (SBI)

Public Storage, Inc.              237,800                        6,658,400

                                                                 19,575,557

DURABLES - 1.7%

AUTOS, TIRES, & ACCESSORIES -
1.7%

Federal-Mogul Corp.               171,400                        8,912,800

Ford Motor Co.                    192,000                        10,836,000

General Motors Corp.              77,000                         5,082,000

                                                                 24,830,800

ENERGY - 6.2%

OIL & GAS - 6.2%

BP Amoco PLC sponsored ADR        149,481                        16,218,689

Chevron Corp.                     77,900                         7,415,106

Exxon Corp.                       447,600                        34,521,150

Mobil Corp.                       72,600                         7,187,400

Royal Dutch Petroleum Co.         256,700                        15,466,175
(NY Registry Gilder 1.25)

Texaco, Inc.                      128,100                        8,006,250

                                                                 88,814,770

FINANCE - 21.7%

BANKS - 3.5%

Bank of New York Co., Inc.        414,500                        15,206,969

Mellon Bank Corp.                 190,000                        6,911,250

Wachovia Corp.                    332,000                        28,406,750

                                                                 50,524,969

CREDIT & OTHER FINANCE - 10.8%

American Express Co.              328,400                        42,733,050



                                 SHARES                         VALUE (NOTE 1)

Associates First Capital          1,390,000                     $ 61,594,368
Corp. Class A

Citigroup, Inc.                   915,275                        43,475,563

Household International, Inc.     115,500                        5,471,813

                                                                 153,274,794

FEDERAL SPONSORED CREDIT - 5.9%

Fannie Mae                        728,500                        49,811,188

Freddie Mac                       584,200                        33,883,600

                                                                 83,694,788

INSURANCE - 1.5%

American International Group,     115,150                        13,479,747
Inc.

Hartford Financial Services       135,600                        7,907,175
Group, Inc.

                                                                 21,386,922

TOTAL FINANCE                                                    308,881,473

HEALTH - 11.6%

DRUGS & PHARMACEUTICALS - 9.0%

Bristol-Myers Squibb Co.          415,400                        29,259,738

Lilly (Eli) & Co.                 349,100                        25,004,288

Merck & Co., Inc.                 487,000                        36,038,000

Schering-Plough Corp.             135,700                        7,192,100

Warner-Lambert Co.                431,200                        29,914,500

                                                                 127,408,626

MEDICAL EQUIPMENT & SUPPLIES
- 1.8%

Baxter International, Inc.        101,600                        6,159,500

Becton, Dickinson & Co.           199,200                        5,976,000

Johnson & Johnson                 140,300                        13,749,400

                                                                 25,884,900

MEDICAL FACILITIES MANAGEMENT
- 0.8%

Health Management Associates,     991,900                        11,158,875
Inc. Class A (a)

TOTAL HEALTH                                                     164,452,401

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.6%

ELECTRICAL EQUIPMENT - 3.4%

Emerson Electric Co.              105,400                        6,627,025

General Electric Co.              379,100                        42,838,300

                                                                 49,465,325

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Ingersoll-Rand Co.                123,200                        7,961,800

Tyco International Ltd.           92,360                         8,751,110

                                                                 16,712,910

TOTAL INDUSTRIAL MACHINERY &                                     66,178,235
EQUIPMENT

MEDIA & LEISURE - 2.9%

BROADCASTING - 0.5%

CBS Corp. (a)                     162,500                        7,058,594

Time Warner, Inc.                 65                             4,778

                                                                 7,063,372

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.7%

Disney (Walt) Co.                 202,300                       $ 6,233,369

Scientific Games Holdings         200,000                        3,900,000
Corp. (a)

                                                                 10,133,369

LODGING & GAMING - 0.4%

Station Casinos, Inc. (a)         287,619                        5,860,237

PUBLISHING - 0.5%

Central Newspapers, Inc.          15,300                         575,663
Class A

Times Mirror Co. Class A          114,400                        6,778,200

                                                                 7,353,863

RESTAURANTS - 0.8%

Starbucks Corp. (a)               125,200                        4,702,825

Tricon Global Restaurants,        126,000                        6,819,750
Inc. (a)

                                                                 11,522,575

TOTAL MEDIA & LEISURE                                            41,933,416

NONDURABLES - 8.4%

BEVERAGES - 1.8%

Coors (Adolph) Co. Class B        96,000                         4,752,000

PepsiCo, Inc.                     366,300                        14,171,231

Whitman Corp.                     360,200                        6,483,600

                                                                 25,406,831

FOODS - 1.0%

Bestfoods                         146,400                        7,246,800

Ralston Purina Co.                243,100                        7,399,356

                                                                 14,646,156

HOUSEHOLD PRODUCTS - 3.1%

Clorox Co.                        145,200                        15,509,175

Procter & Gamble Co.              316,200                        28,220,850

                                                                 43,730,025

TOBACCO - 2.5%

Philip Morris Companies, Inc.     875,260                        35,174,511

TOTAL NONDURABLES                                                118,957,523

RETAIL & WHOLESALE - 5.3%

APPAREL STORES - 0.7%

Gap, Inc.                         192,263                        9,685,223

DRUG STORES - 0.5%

CVS Corp.                         123,600                        6,272,700

GENERAL MERCHANDISE STORES -
2.7%

Costco Companies, Inc. (a)        175,000                        14,010,938

Dayton Hudson Corp.               126,700                        8,235,500

Wal-Mart Stores, Inc.             345,400                        16,665,550

                                                                 38,911,988

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 114,100                        5,647,950



                                 SHARES                         VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Bed Bath & Beyond, Inc. (a)       209,100                       $ 8,050,350

Home Depot, Inc.                  104,900                        6,759,494

                                                                 14,809,844

TOTAL RETAIL & WHOLESALE                                         75,327,705

SERVICES - 1.6%

ADVERTISING - 1.6%

Omnicom Group, Inc.               166,400                        13,312,000

Outdoor Systems, Inc. (a)         248,100                        9,055,650

                                                                 22,367,650

TECHNOLOGY - 12.9%

COMMUNICATIONS EQUIPMENT - 1.4%

Cisco Systems, Inc. (a)           195,000                        12,565,313

Lucent Technologies, Inc.         112,100                        7,559,744

                                                                 20,125,057

COMPUTER SERVICES & SOFTWARE
- 6.8%

Ask Jeeves, Inc.                  300                            4,200

Automatic Data Processing,        365,000                        16,060,000
Inc.

Clarent Corp. Delaware            900                            13,500

DST Systems, Inc. (a)             153,400                        9,645,025

Equifax, Inc.                     185,000                        6,602,188

IMS Health, Inc.                  531,600                        16,612,500

Microsoft Corp. (a)               517,100                        46,635,956

Unisys Corp. (a)                  20,900                         813,794

                                                                 96,387,163

COMPUTERS & OFFICE EQUIPMENT
- 3.1%

EMC Corp. (a)                     116,000                        6,380,000

Hewlett-Packard Co.               86,900                         8,733,450

Lexmark International Group,      62,400                         4,122,300
Inc.  Class A (a)

Pitney Bowes, Inc.                280,300                        18,009,275

Xerox Corp.                       121,000                        7,146,563

                                                                 44,391,588

ELECTRONICS - 1.6%

Intel Corp.                       202,000                        12,019,000

Solectron Corp. (a)               168,800                        11,256,850

                                                                 23,275,850

TOTAL TECHNOLOGY                                                 184,179,658

TRANSPORTATION - 0.6%

RAILROADS - 0.6%

Burlington Northern Santa Fe      270,700                        8,391,700
Corp.

UTILITIES - 8.9%

CELLULAR - 1.6%

ALLTEL Corp.                      125,000                        8,937,500

Vodafone AirTouch PLC             66,500                         13,100,500
sponsored ADR

                                                                 22,038,000

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.4%

IPALCO Enterprises, Inc.          284,000                       $ 6,017,250

TELEPHONE SERVICES - 6.9%

Ameritech Corp.                   133,300                        9,797,550

AT&T Corp.                        470,450                        26,256,991

BellSouth Corp.                   142,000                        6,656,250

Cincinnati Bell, Inc.             362,400                        9,037,350

MCI WorldCom, Inc. (a)            348,955                        30,031,940

SBC Communications, Inc.          291,100                        16,883,800

                                                                 98,663,881

TOTAL UTILITIES                                                  126,719,131

TOTAL COMMON STOCKS                                              1,290,321,500
(Cost $1,070,954,163)

CASH EQUIVALENTS - 9.4%



Taxable Central Cash Fund (b)     133,783,258                    133,783,258
(Cost $133,783,258)

TOTAL INVESTMENT IN                                            $ 1,424,104,758
SECURITIES - 100%
(Cost $1,204,737,421)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $475,257,849 and $332,161,098, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $68,404 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,207,145,718. Net unrealized appreciation aggregated $216,959,040, of which $245,528,129 related to appreciated investment securities and $28,569,089 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,424,104,758
value  (cost $1,204,737,421)
-  See accompanying schedule

Receivable for investments                   10,194,544
sold

Receivable for fund shares                   623,694
sold

Dividends receivable                         1,435,270

Interest receivable                          460,401

Other receivables                            481

 TOTAL ASSETS                                1,436,819,148

LIABILITIES

Payable to custodian bank      $ 1,912

Payable for investments         19,190,815
purchased

Payable for fund shares         325,075
redeemed

Accrued management fee          546,743

Distribution fees payable       2,984

Other payables and  accrued     99,046
expenses

 TOTAL LIABILITIES                           20,166,575

NET ASSETS                                  $ 1,416,652,573

Net Assets consist of:

Paid in capital                             $ 1,128,118,967

Undistributed net investment                 6,727,752
income

Accumulated undistributed net                62,438,975
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  219,366,879
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 1,416,652,573

INITIAL CLASS: NET ASSET                     $17.09
VALUE, offering price   and
redemption price per share
($1,377,202,365 (divided by)
  80,577,001 shares)

SERVICE CLASS: NET ASSET                     $17.04
VALUE, offering   price and
redemption price   per share
($39,450,208 (divided by)
2,315,203 shares)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED JUNE 30,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 7,595,964
Dividends

Interest                                       2,785,139

 TOTAL INCOME                                  10,381,103

EXPENSES

Management fee                   $ 3,115,897

Transfer agent fees               436,377

Distribution fees - Service       13,601
Class

Accounting fees and expenses      218,130

Non-interested trustees'          1,929
compensation

Custodian fees and expenses       11,140

Registration fees                 70,519

Audit                             14,302

Legal                             203

Miscellaneous                     11,282

 Total expenses before            3,893,380
reductions

 Expense reductions               (62,312)     3,831,068

NET INVESTMENT INCOME                          6,550,035

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            65,835,452

 Foreign currency transactions    81           65,835,533

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            26,719,759

 Assets and liabilities in        (1,543)      26,718,216
foreign currencies

NET GAIN (LOSS)                                92,553,749

NET INCREASE (DECREASE) IN                    $ 99,103,784
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION
 Expense reductions

  Directed brokerage                          $ 62,312
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 6,550,035                $ 7,652,898
income

 Net realized gain (loss)       65,835,533                 11,913,664

 Change in net unrealized       26,718,216                 159,411,129
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     99,103,784                 178,977,691
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (7,463,706)                -
From net investment income

 From net realized gain         (14,927,412)               (2,137,232)

 TOTAL DISTRIBUTIONS            (22,391,118)               (2,137,232)

Share transactions - net        179,758,425                638,043,127
increase (decrease)

  TOTAL INCREASE (DECREASE)     256,471,091                814,883,586
IN NET ASSETS

NET ASSETS

 Beginning of period            1,160,181,482              345,297,896

 End of period (including      $ 1,416,652,573            $ 1,160,181,482
undistributed net investment
income of $6,727,752 and
$7,652,325, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                 YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS        SHARES                        DOLLARS

Share transactions Initial   11,866,872                $ 194,239,417   49,641,298                   $ 710,748,814
Class  Sold

  Reinvested                 1,401,034                  21,996,236     165,544                       2,137,174

  Redeemed                   (3,383,035)                (55,707,272)   (6,663,877)                   (91,124,370)

  Net increase (decrease)    9,884,871                 $ 160,528,381   43,142,965                   $ 621,761,618

 Service Class   Sold        1,179,434                 $ 19,317,639    1,196,585                    $ 17,082,667

  Reinvested                 25,216                     394,881        4                             58

  Redeemed                   (29,932)                   (482,476)      (56,936)                      (801,216)

  Net increase (decrease)    1,174,718                 $ 19,230,044    1,139,653                    $ 16,281,509

Distributions From net                                 $ 7,332,079                                  $ -
investment income
  Initial Class

  Service Class                                         131,627                                      -

  Total                                                $ 7,463,706                                  $ -

 From net realized gain                                $ 14,664,158                                 $ 2,137,174
  Initial Class

  Service Class                                         263,254                                      58

  Total                                                $ 14,927,412                                 $ 2,137,232

                                                       $ 22,391,118                                 $ 2,137,232



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997       1996 H

Net asset value, beginning of    $ 16.15                         $ 12.53                   $ 9.90     $ 10.00
period

Income from Investment
Operations

Net investment income             .08 D                           .15 D                     .13 D      .00

Net realized and unrealized       1.16                            3.54                      2.84       (.10)
gain (loss)

Total from investment             1.24                            3.69                      2.97       (.10)
operations

Less Distributions

From net investment income        (.10)                           -                         (.08)      -

From net realized gain            (.20)                           (.07)                     (.26)      -

 Total distributions              (.30)                           (.07)                     (.34)      -

Net asset value, end of period   $ 17.09                         $ 16.15                   $ 12.53    $ 9.90

TOTAL RETURN B, C                 7.84%                           29.59%                    30.09%     (1.00)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,377,202                     $ 1,141,806               $ 345,287  $ 990
(000 omitted)

Ratio of expenses to average      .61% A                          .61%                      .70%       1.00% A, F
net assets

Ratio of expenses to average      .60% A, G                       .60% G                    .70%       1.00% A
net assets after expense
reductions

Ratio of net investment           1.03% A                         1.08%                     1.14%      3.89% A
income to average net assets

Portfolio turnover                57% A                           66%                       81%        0% A


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 16.11                         $ 12.53                   $ 12.35
period

Income from Investment
Operations

Net investment income D           .07                             .15                       .03

Net realized and unrealized       1.16                            3.50                      .49
gain (loss)

Total from investment             1.23                            3.65                      .52
operations

Less Distributions

From net investment income        (.10)                           -                         (.08)

From net realized gain            (.20)                           (.07)                     (.26)

Total distributions               (.30)                           (.07)                     (.34)

Net asset value, end of period   $ 17.04                         $ 16.11                   $ 12.53

TOTAL RETURN B, C                 7.80%                           29.27%                    4.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 39,450                        $ 18,375                  $ 10
(000 omitted)

Ratio of expenses to average      .71% A                          .71%                      .80% A
net assets

Ratio of expenses to average      .70% A, G                       .70% G                    .80% A
net assets after expense
reductions

Ratio of net investment           .93% A                          1.05%                     1.24% A
income to average net assets

Portfolio turnover                57% A                           66%                       81%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.  WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.
H FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES).


VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total return figures would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

VIP II: INDEX 500               22.43%       27.49%        21.49%

S&P 500 (registered trademark)  22.76%       27.87%        21.87%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II INDEX 500            S&P 500
             00157                       SP001
  1992/08/27      10000.00                    10000.00
  1992/08/31      10014.00                    10016.72
  1992/09/30      10130.00                    10134.92
  1992/10/31      10152.00                    10170.39
  1992/11/30      10498.00                    10517.20
  1992/12/31      10630.67                    10646.56
  1993/01/31      10707.47                    10735.99
  1993/02/28      10856.70                    10882.00
  1993/03/31      11095.84                    11111.61
  1993/04/30      10822.25                    10842.71
  1993/05/31      11103.95                    11133.30
  1993/06/30      11132.32                    11165.58
  1993/07/31      11081.66                    11120.92
  1993/08/31      11501.17                    11542.40
  1993/09/30      11407.95                    11453.53
  1993/10/31      11641.01                    11690.62
  1993/11/30      11527.52                    11579.55
  1993/12/31      11666.06                    11719.67
  1994/01/31      12059.53                    12118.14
  1994/02/28      11732.95                    11789.73
  1994/03/31      11223.46                    11275.70
  1994/04/30      11357.65                    11420.03
  1994/05/31      11533.77                    11607.32
  1994/06/30      11252.82                    11322.94
  1994/07/31      11623.93                    11694.33
  1994/08/31      12087.29                    12173.80
  1994/09/30      11793.76                    11875.54
  1994/10/31      12055.84                    12142.74
  1994/11/30      11617.64                    11700.50
  1994/12/31      11787.47                    11874.02
  1995/01/31      12099.87                    12181.91
  1995/02/28      12563.64                    12656.64
  1995/03/31      12931.02                    13030.14
  1995/04/30      13311.22                    13413.88
  1995/05/31      13834.52                    13950.03
  1995/06/30      14148.51                    14274.09
  1995/07/31      14620.55                    14747.42
  1995/08/31      14656.86                    14784.44
  1995/09/30      15269.88                    15408.34
  1995/10/31      15218.62                    15353.33
  1995/11/30      15880.76                    16027.34
  1995/12/31      16171.25                    16336.03
  1996/01/31      16724.46                    16892.11
  1996/02/29      16880.36                    17048.70
  1996/03/31      17054.17                    17212.88
  1996/04/30      17292.62                    17466.59
  1996/05/31      17733.85                    17917.06
  1996/06/30      17809.61                    17985.32
  1996/07/31      17020.75                    17190.73
  1996/08/31      17370.61                    17553.28
  1996/09/30      18342.21                    18541.18
  1996/10/31      18848.06                    19052.55
  1996/11/30      20260.89                    20492.73
  1996/12/31      19844.17                    20086.77
  1997/01/31      21074.26                    21341.79
  1997/02/28      21231.99                    21509.11
  1997/03/31      20349.53                    20625.30
  1997/04/30      21559.17                    21856.63
  1997/05/31      22870.18                    23187.26
  1997/06/30      23874.76                    24226.05
  1997/07/31      25773.31                    26153.72
  1997/08/31      24330.96                    24688.59
  1997/09/30      25646.59                    26040.78
  1997/10/31      24798.69                    25171.02
  1997/11/30      25920.77                    26336.19
  1997/12/31      26358.54                    26788.38
  1998/01/31      26644.25                    27084.66
  1998/02/28      28537.17                    29038.00
  1998/03/31      29981.03                    30525.04
  1998/04/30      30277.94                    30832.12
  1998/05/31      29736.79                    30302.12
  1998/06/30      30950.78                    31532.99
  1998/07/31      30613.17                    31197.16
  1998/08/31      26183.42                    26686.68
  1998/09/30      27866.72                    28396.22
  1998/10/31      30129.49                    30705.97
  1998/11/30      31944.49                    32567.06
  1998/12/31      33819.35                    34443.58
  1999/01/31      35179.40                    35884.01
  1999/02/28      34072.96                    34768.73
  1999/03/31      35443.67                    36159.83
  1999/04/30      36794.90                    37560.30
  1999/05/31      35911.12                    36673.50
  1999/06/30      37895.36                    38708.88
IMATRL PRASUN   SHR__CHT 19990630 19990712 151639 R00000000000086

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $37,893 - a 278.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,709 - a 287.09% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JUNE 30,
1999

                               % OF FUND'S INVESTMENTS

Microsoft Corp.                 3.9

General Electric Co.            3.2

International Business          2.0
Machines Corp.

Wal-Mart Stores, Inc.           1.8

Cisco Systems, Inc.             1.8

Lucent Technologies, Inc.       1.7

Intel Corp.                     1.7

Exxon Corp.                     1.6

AT&T Corp.                      1.5

Merck & Co., Inc.               1.5

TOP TEN MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      20.6

FINANCE                         15.4

UTILITIES                       10.7

HEALTH                          10.5

NONDURABLES                     7.2

RETAIL & WHOLESALE              6.2

ENERGY                          5.7

INDUSTRIAL MACHINERY &          5.5
EQUIPMENT

MEDIA & LEISURE                 4.4

BASIC INDUSTRIES                3.5

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kathleen A. Condon)

An interview with
Kathleen A. Condon, who became Portfolio Manager of the Index 500 Portfolio on July 6, 1999

Q. HOW DID THE FUND PERFORM, KATHLEEN?

A. For the six-month period that ended June 30, 1999, the fund's return was slightly lower than the 12.38% return for the Standard & Poor's 500 Index, primarily due to management fees. During the 12-month period ending June 30, 1999, the fund's performance was also in line with the S&P 500 index's return of 22.76%.

Q. THE BIG STORIES DURING THE PERIOD WERE THE FEDERAL RESERVE BOARD'S SHIFT IN ITS MONETARY POLICY AND ITS DECISION TO RAISE INTEREST RATES AT THE END OF THE PERIOD. DID THESE ACTIONS HAVE ANY EFFECT ON THE FUND?

A. Sure, but overall the effect was neutral. Despite a somewhat more hostile monetary environment, the overall bullish stock market remained intact with generally positive corporate earnings, robust consumer spending and benign inflation. As a result, investors counteracted periods of nervous selling with broad-based surges of buying. The equity markets churned since the Fed's Open Market Committee - its monetary-policy board - decided against a raise in rates but adopted a "bias to tighten" at its May meeting. Nevertheless, while the Fed decided to raise the federal funds rate - the rate at which banks lend to each other - one-quarter of a point to 5.00% from 4.75% on June 30, its decision to shift monetary policy from a tightening bias to a neutral stance created considerable complacency about the interest-rate outlook.

Q. ANOTHER MAJOR EVENT DURING THE PERIOD WAS THE MARKET'S ROTATION INTO CYCLICAL AND VALUE STOCKS. WHAT FACTORS DROVE THIS SHIFT IN
MARKET LEADERSHIP?

A. For the first time in a couple of years, cyclical and value stocks began to outperform the S&P 500 index as investors became increasingly concerned about the high valuations of a handful of large-cap growth stocks. Rich valuations, combined with evidence of an improving global economy, caused investors to re-evaluate their willingness to pay steep premiums for the relative safety of large-cap growth companies. While the long-term earnings prospects for value and cyclical stocks did not improve substantially, the strong U.S. economy and improving global environment were viewed as catalysts for growth in these sectors.

Q. TECHNOLOGY STOCKS REMAINED THE LARGEST SECTOR IN THE INDEX. HOW DID THESE STOCKS PERFORM?

A. The group experienced waves of extreme volatility, but managed to produce positive results for the index and the fund. Companies such as Microsoft, IBM, Lucent and Hewlett-Packard provided notable contributions to fund performance. On the other hand, many of the previously unstoppable technology stocks, most notably Internet stocks, experienced severe volatility late in the period. In addition, holdings such as Intel and Compaq detracted from total return, as investors became concerned about weaker sales at these companies.

Q. THE SECOND-LARGEST SECTOR IN THE INDEX WAS FINANCIAL STOCKS. HOW DID THIS GROUP FARE?

A. While most financial stocks recovered from their lows of last fall, performance for the group was mixed. Certain segments of the industry, such as discount broker Charles Schwab and diversified financial companies Citigroup and American Express, posted solid results. On the other hand, money center banks and regional banks lagged. As a result, the sector produced marginally positive performance for the fund.

Q. DID ANY OTHER AREAS OF THE MARKET HAVE A SIGNIFICANT IMPACT ON THE FUND'S RETURN?

A. In general, the fund's performance benefited from strength in energy stocks, which rallied sharply in tandem with higher oil prices. In contrast to energy stocks, large-cap pharmaceutical stocks fell out of favor as investors became concerned about weaker sales resulting from the potential loss of patent protection for many widely used drugs.

Q. WHAT'S YOUR OUTLOOK?

A. Equities may avoid a major setback, but I anticipate more volatility. Current equity valuations in many segments of the market offer limited upside, especially with the majority of market indexes approaching new highs. In addition, a murky inflation outlook clouds the horizon given the recent strength in the domestic and overseas markets. On the positive side, inflation and interest rates appear to be in check, and the bull market psychology is very much embedded in investors' minds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: to provide returns that correspond to those of the S&P 500 index

START DATE: August 27, 1992

SIZE: as of June 30, 1999, more than $5.0 billion

MANAGER: Kathleen A. Condon, since July 1999

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.6%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.6%

AEROSPACE & DEFENSE - 1.3%

AlliedSignal, Inc.                244,500                    $ 15,403,500

Boeing Co.                        426,568                     18,848,974

Goodrich (B.F.) Co.               32,500                      1,381,250

Lockheed Martin Corp.             175,986                     6,555,479

Northrop Grumman Corp.            30,200                      2,002,638

Rockwell International Corp.      86,800                      5,273,100

Textron, Inc.                     67,900                      5,589,019

United Technologies Corp.         212,000                     15,197,750

                                                              70,251,710

DEFENSE ELECTRONICS - 0.2%

Raytheon Co. Class B              148,500                     10,450,688

SHIP BUILDING & REPAIR - 0.1%

General Dynamics Corp.            55,600                      3,808,600

TOTAL AEROSPACE & DEFENSE                                     84,510,998

BASIC INDUSTRIES - 3.5%

CHEMICALS & PLASTICS - 1.8%

Air Products & Chemicals,         101,000                     4,065,250
Inc.

Ashland, Inc.                     26,000                      1,043,250

Avery Dennison Corp.              51,200                      3,091,200

Dow Chemical Co.                  97,200                      12,332,250

E.I. du Pont de Nemours and       494,200                     33,760,038
Co.

Eastman Chemical Co.              37,675                      1,949,681

Engelhard Corp.                   57,300                      1,296,413

FMC Corp. (a)                     14,400                      983,700

Great Lakes Chemical Corp.        26,000                      1,197,625

Hercules, Inc.                    47,200                      1,855,550

Monsanto Co.                      274,700                     10,833,481

Nalco Chemical Co.                29,000                      1,504,375

PPG Industries, Inc.              77,300                      4,565,531

Praxair, Inc.                     69,400                      3,396,263

Raychem Corp.                     41,800                      1,546,600

Rohm & Haas Co.                   96,336                      4,130,406

Union Carbide Corp.               58,300                      2,842,125

W.R. Grace & Co. (a)              32,400                      595,350

                                                              90,989,088

IRON & STEEL - 0.1%

Allegheny Teledyne, Inc.          82,584                      1,868,463

Bethlehem Steel Corp. (a)         54,500                      418,969

Nucor Corp.                       39,200                      1,859,550

USX-U.S. Steel Group              43,000                      1,161,000

Worthington Industries, Inc.      39,450                      648,459

                                                              5,956,441

METALS & MINING - 0.4%

Alcan Aluminium Ltd.              102,157                     3,265,085

Alcoa, Inc.                       161,200                     9,974,250

ASARCO, Inc.                      19,200                      361,200

Cyprus Amax Minerals Co.          48,750                      740,391



                                 SHARES                      VALUE (NOTE 1)

Freeport-McMoRan Copper &         55,500                     $ 995,531
Gold, Inc. Class B

Inco Ltd.                         60,236                      1,083,070

Phelps Dodge Corp.                25,400                      1,573,213

Reynolds Metals Co.               28,300                      1,669,700

                                                              19,662,440

PACKAGING & CONTAINERS - 0.2%

Ball Corp.                        13,030                      550,518

Bemis Co., Inc.                   18,500                      735,375

Corning, Inc.                     107,200                     7,517,400

Crown Cork & Seal Co., Inc.       54,500                      1,553,250

Owens-Illinois, Inc. (a)          66,200                      2,163,913

Tupperware Corp.                  25,300                      645,150

                                                              13,165,606

PAPER & FOREST PRODUCTS - 1.0%

Boise Cascade Corp.               25,100                      1,076,163

Champion International Corp.      46,500                      2,226,188

Fort James Corp.                  96,900                      3,670,088

Georgia-Pacific Corp.             77,500                      3,671,563

International Paper Co.           180,466                     9,113,533

Kimberly-Clark Corp.              238,032                     13,567,824

Louisiana-Pacific Corp.           54,600                      1,296,750

Mead Corp.                        45,800                      1,912,150

Potlatch Corp.                    17,900                      786,481

Sealed Air Corp. (a)              38,960                      2,527,530

Temple-Inland, Inc.               24,400                      1,665,300

Westvaco Corp.                    39,950                      1,158,550

Weyerhaeuser Co.                  88,300                      6,070,625

Willamette Industries, Inc.       45,600                      2,100,450

                                                              50,843,195

TOTAL BASIC INDUSTRIES                                        180,616,770

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.3%

Armstrong World Industries,       17,800                      1,029,063
Inc.

Crane Co.                         28,800                      905,400

Fortune Brands, Inc.              75,500                      3,123,813

Masco Corp.                       149,500                     4,316,813

Owens-Corning                     24,200                      831,875

Sherwin-Williams Co.              81,600                      2,264,400

Vulcan Materials Co.              45,100                      2,176,075

                                                              14,647,439

CONSTRUCTION - 0.0%

Centex Corp.                      26,600                      999,163

Fleetwood Enterprises, Inc.       15,300                      404,494

Kaufman & Broad Home Corp.        20,200                      502,475

Pulte Corp.                       17,300                      398,981

                                                              2,305,113

ENGINEERING - 0.1%

EG & G, Inc.                      20,100                      716,063

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

ENGINEERING - CONTINUED

Fluor Corp.                       33,300                     $ 1,348,650

Foster Wheeler Corp.              19,200                      271,200

                                                              2,335,913

TOTAL CONSTRUCTION & REAL                                     19,288,465
ESTATE

DURABLES - 2.4%

AUTOS, TIRES, & ACCESSORIES -
1.6%

AutoZone, Inc. (a)                63,050                      1,899,381

Cooper Tire & Rubber Co.          36,600                      864,675

Cummins Engine Co., Inc.          16,400                      936,850

Dana Corp.                        74,166                      3,416,271

Danaher Corp.                     64,400                      3,743,250

Delphi Automotive Systems         247,435                     4,593,012
Corp.

Eaton Corp.                       32,200                      2,962,400

Ford Motor Co.                    531,100                     29,973,956

General Motors Corp.              287,178                     18,953,748

Genuine Parts Co.                 79,250                      2,773,750

Goodyear Tire & Rubber Co.        68,400                      4,022,775

Johnson Controls, Inc.            35,500                      2,460,594

NACCO Industries, Inc. Class A    2,700                       198,450

Navistar International Corp.      28,170                      1,408,500
(a)

PACCAR, Inc.                      37,390                      1,995,691

Pep Boys-Manny, Moe & Jack        23,000                      497,375

TRW, Inc.                         55,300                      3,034,588

                                                              83,735,266

CONSUMER DURABLES - 0.3%

Minnesota Mining &                177,000                     15,387,938
Manufacturing Co.

Snap-On, Inc.                     28,300                      1,024,106

                                                              16,412,044

CONSUMER ELECTRONICS - 0.2%

Black & Decker Corp.              43,600                      2,752,250

Maytag Corp.                      40,000                      2,787,500

Whirlpool Corp.                   30,900                      2,286,600

                                                              7,826,350

HOME FURNISHINGS - 0.1%

Newell Rubbermaid, Inc.           125,393                     5,830,775

TEXTILES & APPAREL - 0.2%

Fruit of The Loom Ltd. Class      31,600                      308,100
A (a)

Liz Claiborne, Inc.               27,500                      1,003,750

NIKE, Inc. Class B                123,900                     7,844,419

Reebok International Ltd. (a)     24,500                      456,313

Russell Corp.                     15,800                      308,100

Springs Industries, Inc.          4,900                       213,763
Class A

VF Corp.                          51,900                      2,218,725

                                                              12,353,170

TOTAL DURABLES                                                126,157,605



                                 SHARES                      VALUE (NOTE 1)

ENERGY - 5.7%

ENERGY SERVICES - 0.6%

Baker Hughes, Inc.                143,530                    $ 4,808,255

Halliburton Co.                   196,200                     8,878,050

Helmerich & Payne, Inc.           22,100                      526,256

McDermott International, Inc.     25,100                      709,075

Rowan Companies, Inc. (a)         37,000                      682,188

Schlumberger Ltd.                 238,000                     15,157,625

                                                              30,761,449

OIL & GAS - 5.1%

Amerada Hess Corp.                42,500                      2,528,750

Anadarko Petroleum Corp.          55,900                      2,057,819

Apache Corp.                      44,200                      1,723,800

Atlantic Richfield Co.            143,300                     11,974,506

Burlington Resources, Inc.        82,057                      3,548,965

Chevron Corp.                     286,700                     27,290,256

Coastal Corp. (The)               96,500                      3,860,000

Exxon Corp.                       1,067,500                   82,330,938

Kerr-McGee Corp.                  41,394                      2,077,461

Mobil Corp.                       342,600                     33,917,400

Occidental Petroleum Corp.        153,300                     3,238,463

Phillips Petroleum Co.            111,900                     5,629,969

Royal Dutch Petroleum Co.         940,575                     56,669,644
(NY Registry Gilder 1.25)

Sunoco, Inc.                      43,500                      1,313,156

Texaco, Inc.                      235,200                     14,700,000

Union Pacific Resources           111,112                     1,812,515
Group, Inc.

Unocal Corp.                      106,750                     4,229,969

USX-Marathon Group                135,000                     4,395,938

                                                              263,299,549

TOTAL ENERGY                                                  294,060,998

FINANCE - 15.4%

BANKS - 6.3%

AmSouth Bancorp.                  78,200                      1,813,263

Bank of America Corp.             759,540                     55,683,776

Bank of New York Co., Inc.        335,600                     12,312,325

Bank One Corp.                    516,099                     30,740,147

BankBoston Corp.                  131,982                     6,747,580

BB&T Corp.                        120,100                     4,406,169

Capital One Financial Corp.       87,000                      4,844,813

Chase Manhattan Corp.             371,146                     32,150,522

Comerica, Inc.                    71,800                      4,267,612

Fifth Third Bancorp               116,725                     7,769,508

First Union Corp.                 424,845                     19,967,715

Firstar Corp.                     304,000                     8,512,000

Huntington Bancshares, Inc.       92,459                      3,236,065

KeyCorp                           199,714                     6,415,812

Mellon Bank Corp.                 229,200                     8,337,150

Mercantile Bancorp, Inc.          64,400                      3,678,850

Morgan (JP) & Co., Inc.           76,700                      10,776,350

National City Corp.               144,721                     9,479,226

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

Northern Trust Corp.              49,500                     $ 4,801,500

PNC Financial Corp.               134,400                     7,744,800

Regions Financial Corp.           95,000                      3,651,563

Republic of New York Corp.        47,000                      3,204,813

SouthTrust Corp.                  82,500                      3,165,938

State Street Corp.                70,400                      6,010,400

Summit Bancorp                    82,600                      3,453,713

SunTrust Banks, Inc.              140,700                     9,769,856

Synovus Finanical Corp.           104,300                     2,072,963

U.S. Bancorp                      319,851                     10,874,934

Union Planters Corp.              58,000                      2,591,875

Wachovia Corp.                    88,100                      7,538,056

Wells Fargo & Co.                 721,600                     30,848,400

                                                              326,867,694

CREDIT & OTHER FINANCE - 3.0%

American Express Co.              198,579                     25,840,092

Associates First Capital          320,648                     14,208,714
Corp. Class A

Citigroup, Inc.                   1,480,929                   70,344,128

Countrywide Credit                49,200                      2,103,300
Industries, Inc.

Fleet Financial Group, Inc.       249,448                     11,069,255

Household International, Inc.     213,682                     10,123,185

MBNA Corp.                        351,925                     10,777,703

Providian Financial Corp.         62,400                      5,834,400

Transamerica Corp.                54,858                      4,114,350

                                                              154,415,127

FEDERAL SPONSORED CREDIT - 1.0%

Fannie Mae                        455,100                     31,117,463

Freddie Mac                       297,900                     17,278,200

SLM Holding Corp.                 72,700                      3,330,569

                                                              51,726,232

INSURANCE - 3.3%

Aetna, Inc.                       63,700                      5,697,169

AFLAC, Inc.                       116,400                     5,572,650

Allstate Corp.                    364,942                     13,092,294

American General Corp.            110,552                     8,332,857

American International Group,     543,750                     63,652,734
Inc.

Aon Corp.                         111,425                     4,596,281

Chubb Corp. (The)                 71,400                      4,962,300

CIGNA Corp.                       90,600                      8,063,400

Cincinnati Financial Corp.        68,100                      2,558,006

Conseco, Inc.                     140,516                     4,276,956

Hartford Financial Services       102,100                     5,953,706
Group, Inc.

Jefferson-Pilot Corp.             46,700                      3,090,956

Lincoln National Corp.            88,600                      4,634,888

Loews Corp.                       47,400                      3,750,525

Marsh & McLennan Companies,       112,950                     8,527,725
Inc.

MBIA, Inc.                        43,900                      2,842,525

MGIC Investment Corp.             48,000                      2,334,000

Progressive Corp.                 31,800                      4,611,000

Provident Companies, Inc.         50,600                      2,024,000



                                 SHARES                      VALUE (NOTE 1)

SAFECO Corp.                      63,900                     $ 2,819,588

St. Paul Companies, Inc. (The)    103,392                     3,289,158

Torchmark Corp.                   58,900                      2,009,963

UNUM Corp.                        62,500                      3,421,875

                                                              170,114,556

SAVINGS & LOANS - 0.2%

Golden West Financial Corp.       26,800                      2,626,400

Washington Mutual, Inc.           262,562                     9,288,131

                                                              11,914,531

SECURITIES INDUSTRY - 1.6%

Bear Stearns Companies, Inc.      48,840                      2,283,270

Cendant Corp. (a)                 338,072                     6,930,476

Franklin Resources, Inc.          110,900                     4,505,313

Kansas City Southern              48,200                      3,075,763
Industries, Inc.

Lehman Brothers Holdings,         52,100                      3,243,225
Inc.

Merrill Lynch & Co., Inc.         159,500                     12,750,031

Morgan Stanley, Dean Witter &     253,456                     25,979,240
Co.

PaineWebber Group, Inc.           63,900                      2,987,325

Schwab (Charles) Corp.            175,450                     19,277,569

                                                              81,032,212

TOTAL FINANCE                                                 796,070,352

HEALTH - 10.5%

DRUGS & PHARMACEUTICALS - 7.1%

Allergan, Inc.                    29,300                      3,252,300

ALZA Corp. Class A. (a)           43,800                      2,228,325

American Home Products Corp.      578,500                     33,263,750

Amgen, Inc. (a)                   223,400                     13,599,475

Bausch & Lomb, Inc.               23,400                      1,790,100

Bristol-Myers Squibb Co.          872,100                     61,428,544

Lilly (Eli) & Co.                 482,592                     34,565,652

Merck & Co., Inc.                 1,036,100                   76,671,400

PE Corp. (Biosystems Group)       21,800                      2,501,550

Pfizer, Inc.                      569,600                     62,513,600

Pharmacia & Upjohn, Inc.          222,960                     12,666,915

Schering-Plough Corp.             645,000                     34,185,000

Sigma-Aldrich Corp.               44,500                      1,532,469

Warner-Lambert Co.                373,200                     25,890,750

Watson Pharmaceuticals, Inc.      40,800                      1,430,550
(a)

                                                              367,520,380

MEDICAL EQUIPMENT & SUPPLIES
- 3.0%

Abbott Laboratories               665,800                     30,293,900

Bard (C.R.), Inc.                 23,500                      1,123,594

Baxter International, Inc.        125,500                     7,608,438

Becton, Dickinson & Co.           113,900                     3,417,000

Biomet, Inc.                      49,300                      1,959,675

Boston Scientific Corp. (a)       172,300                     7,570,431

Cardinal Health, Inc.             119,350                     7,653,319

Guidant Corp.                     132,200                     6,800,038

Johnson & Johnson                 590,200                     57,839,600

Mallinckrodt, Inc.                31,300                      1,138,538

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

McKesson HBOC, Inc.               123,448                    $ 3,965,767

Medtronic, Inc.                   256,400                     19,967,150

Millipore Corp.                   19,500                      790,969

Pall Corp.                        55,300                      1,226,969

St. Jude Medical, Inc. (a)        33,229                      1,183,783

U.S. Surgical Corp. rights        2                           0
6/30/00 (a)

                                                              152,539,171

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Columbia/HCA Healthcare Corp.     253,712                     5,787,805

HCR Manor Care, Inc. (a)          47,900                      1,158,581

HEALTHSOUTH Corp. (a)             184,700                     2,758,956

Humana, Inc. (a)                  73,300                      948,319

Tenet Healthcare Corp. (a)        135,900                     2,522,644

United HealthCare Corp.           81,700                      5,116,463

Wellpoint Health Networks,        29,500                      2,503,813
Inc. (a)

                                                              20,796,581

TOTAL HEALTH                                                  540,856,132

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.5%

ELECTRICAL EQUIPMENT - 3.7%

Emerson Electric Co.              192,900                     12,128,588

General Electric Co.              1,438,400                   162,539,200

General Instrument Corp. (a)      70,700                      3,004,750

Grainger (W.W.), Inc.             41,900                      2,254,744

Harris Corp.                      35,800                      1,402,913

Honeywell, Inc.                   55,300                      6,407,888

Scientific-Atlanta, Inc.          36,200                      1,303,200

Thomas & Betts Corp.              24,700                      1,167,075

                                                              190,208,358

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Briggs & Stratton Corp.           10,400                      600,600

Case Corp.                        35,200                      1,694,000

Caterpillar, Inc.                 157,600                     9,456,000

Cooper Industries, Inc.           41,646                      2,165,592

Deere & Co.                       104,800                     4,152,700

Dover Corp.                       98,300                      3,440,500

Illinois Tool Works, Inc.         107,200                     8,790,400

Ingersoll-Rand Co.                72,300                      4,672,388

ITT Industries, Inc.              42,900                      1,635,563

Milacron, Inc.                    13,300                      246,050

Parker-Hannifin Corp.             47,825                      2,187,994

Stanley Works                     39,200                      1,261,750

Tenneco, Inc.                     82,700                      1,974,463

Timken Co.                        24,684                      481,338

Tyco International Ltd.           358,719                     33,988,625

                                                              76,747,963



                                 SHARES                      VALUE (NOTE 1)

POLLUTION CONTROL - 0.3%

Browning-Ferris Industries,       71,500                     $ 3,074,500
Inc.

Waste Management, Inc.            262,809                     14,125,984

                                                              17,200,484

TOTAL INDUSTRIAL MACHINERY &                                  284,156,805
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 1.8%

CBS Corp. (a)                     310,150                     13,472,141

Clear Channel Communications,     145,000                     9,995,938
Inc. (a)

Comcast Corp. Class A             331,800                     12,753,563
(special)

MediaOne Group, Inc.              266,600                     19,828,375

Time Warner, Inc.                 522,640                     38,414,040

                                                              94,464,057

ENTERTAINMENT - 1.1%

Carnival Corp.                    268,700                     13,031,950

Disney (Walt) Co.                 902,800                     27,817,525

King World Productions, Inc.      33,000                      1,148,813
(a)

Viacom, Inc. Class B              304,900                     13,415,600
(non-vtg.) (a)

                                                              55,413,888

LEISURE DURABLES & TOYS - 0.2%

Brunswick Corp.                   40,300                      1,123,363

Hasbro, Inc.                      85,875                      2,399,133

Mattel, Inc.                      182,776                     4,832,141

                                                              8,354,637

LODGING & GAMING - 0.1%

Harrah's Entertainment, Inc.      42,600                      937,200
(a)

Hilton Hotels Corp.               114,400                     1,623,050

Marriott International, Inc.      106,500                     3,980,438
Class A

Mirage Resorts, Inc. (a)          85,800                      1,437,150

                                                              7,977,838

PUBLISHING - 0.6%

American Greetings Corp.          39,000                      1,174,875
Class A

Dow Jones & Co., Inc.             33,500                      1,777,594

Gannet, Inc.                      123,800                     8,836,225

Harcourt General, Inc.            27,100                      1,397,344

Knight-Ridder, Inc.               34,800                      1,911,825

McGraw-Hill Companies, Inc.       89,500                      4,827,406

Meredith Corp.                    23,200                      803,300

New York Times Co. (The)          80,600                      2,967,088
Class A

Times Mirror Co. Class A          32,000                      1,896,000

Tribune Co.                       52,300                      4,556,638

                                                              30,148,295

RESTAURANTS - 0.6%

Darden Restaurants, Inc.          60,400                      1,317,475

McDonald's Corp.                  593,900                     24,535,494

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Tricon Global Restaurants,        66,910                     $ 3,621,504
Inc. (a)

Wendy's International, Inc.       54,500                      1,543,031

                                                              31,017,504

TOTAL MEDIA & LEISURE                                         227,376,219

NONDURABLES - 7.2%

AGRICULTURE - 0.1%

Pioneer Hi-Bred                   105,800                     4,119,588
International, Inc.

BEVERAGES - 2.4%

Anheuser-Busch Companies,         209,700                     14,875,594
Inc.

Brown-Forman Corp. Class B        22,600                      1,473,238

Coca-Cola Co. (The)               1,082,900                   67,681,250

Coca-Cola Enterprises, Inc.       185,700                     5,524,575

Coors (Adolph) Co. Class B        16,000                      792,000

PepsiCo, Inc.                     645,600                     24,976,650

Seagram Co. Ltd.                  193,700                     9,713,472

                                                              125,036,779

FOODS - 1.5%

Archer-Daniels-Midland Co.        259,170                     4,000,937

Bestfoods                         129,200                     6,395,400

Campbell Soup Co.                 193,500                     8,973,563

ConAgra, Inc.                     214,300                     5,705,738

General Mills, Inc.               67,200                      5,401,200

Heinz (H.J.) Co.                  162,250                     8,132,781

Hershey Foods Corp.               61,400                      3,645,625

Kellogg Co.                       175,800                     5,801,400

Nabisco Group Holdings Corp.      144,100                     2,818,956

Quaker Oats Co.                   59,800                      3,969,225

Ralston Purina Co.                147,700                     4,495,619

Sara Lee Corp.                    400,300                     9,081,806

Sysco Corp.                       148,200                     4,418,213

Wrigley (Wm.) Jr. Co.             50,900                      4,581,000

                                                              77,421,463

HOUSEHOLD PRODUCTS - 2.3%

Alberto-Culver Co. Class B        16,600                      441,975

Avon Products, Inc.               115,400                     6,404,700

Clorox Co.                        51,400                      5,490,163

Colgate-Palmolive Co.             128,500                     12,689,375

Ecolab, Inc.                      51,500                      2,246,688

Gillette Co.                      486,800                     19,958,800

International Flavors &           45,100                      2,001,313
Fragrances, Inc.

Procter & Gamble Co.              582,900                     52,023,825

Unilever NV (NY shares)           249,252                     17,385,327

                                                              118,642,166

TOBACCO - 0.9%

Philip Morris Companies, Inc.     1,068,900                   42,956,419



                                 SHARES                      VALUE (NOTE 1)

RJ Reynolds Tobacco Holdings,     33                         $ 1,040
Inc.

UST, Inc.                         83,200                      2,433,600

                                                              45,391,059

TOTAL NONDURABLES                                             370,611,055

PRECIOUS METALS - 0.1%

Barrick Gold Corp.                177,200                     3,440,541

Battle Mountain Gold Co.          110,300                     268,856

Homestake Mining Co.              103,600                     848,225

Newmont Mining Corp.              80,065                      1,591,292

Placer Dome, Inc.                 125,000                     1,461,339

                                                              7,610,253

RETAIL & WHOLESALE - 6.2%

APPAREL STORES - 0.5%

Gap, Inc.                         375,275                     18,904,478

Limited, Inc. (The)               98,040                      4,448,565

TJX Companies, Inc.               141,100                     4,700,394

                                                              28,053,437

DRUG STORES - 0.5%

CVS Corp.                         171,000                     8,678,250

Longs Drug Stores Corp.           17,100                      591,019

Rite Aid Corp.                    113,500                     2,794,938

Walgreen Co.                      436,700                     12,828,063

                                                              24,892,270

GENERAL MERCHANDISE STORES -
3.0%

Consolidated Stores Corp. (a)     48,000                      1,296,000

Costco Companies, Inc. (a)        95,739                      7,665,104

Dayton Hudson Corp.               193,400                     12,571,000

Dillards, Inc. Class A            45,500                      1,598,188

Dollar General Corp.              107,993                     3,131,797

Federated Department Stores,      92,000                      4,870,250
Inc. (a)

K mart Corp. (a)                  216,300                     3,555,431

Kohls Corp. (a)                   69,400                      5,356,813

May Department Stores Co.         151,100                     6,176,213
(The)

Nordstrom, Inc.                   67,100                      2,247,850

Penney (J.C.) Co., Inc.           115,600                     5,613,825

Sears, Roebuck & Co.              169,000                     7,531,063

Wal-Mart Stores, Inc.             1,950,500                   94,111,625

                                                              155,725,159

GROCERY STORES - 0.7%

Albertson's, Inc.                 183,981                     9,486,520

Great Atlantic & Pacific Tea,     16,800                      568,050
Inc.

Kroger Co. (a)                    360,600                     10,074,263

Safeway, Inc. (a)                 213,500                     10,568,250

Supervalu, Inc.                   51,400                      1,320,338

Winn-Dixie Stores, Inc.           57,300                      2,116,519

                                                              34,133,940

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.5%

Best Buy Co., Inc. (a)            89,900                      6,068,250

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Circuit City Stores, Inc. -       44,000                     $ 4,092,000
Circuit City Group

Home Depot, Inc.                  647,000                     41,691,063

IKON Office Solutions, Inc.       56,700                      850,500

Lowe's Companies, Inc.            162,800                     9,228,725

Office Depot, Inc. (a)            163,900                     3,616,044

Staples, Inc. (a)                 213,650                     6,609,797

Tandy Corp.                       86,800                      4,242,350

Toys R Us, Inc. (a)               118,900                     2,459,744

                                                              78,858,473

TOTAL RETAIL & WHOLESALE                                      321,663,279

SERVICES - 0.5%

ADVERTISING - 0.2%

Interpublic Group of              58,150                      5,037,244
Companies, Inc.

Omnicom Group, Inc.               77,800                      6,224,000

                                                              11,261,244

LEASING & RENTAL - 0.0%

Ryder Systems, Inc.               34,800                      904,800

PRINTING - 0.1%

Deluxe Corp.                      36,100                      1,405,644

Donnelley (R.R.) & Sons Co.       59,400                      2,201,513

                                                              3,607,157

SERVICES - 0.2%

Block (H&R), Inc.                 48,000                      2,400,000

Dun & Bradstreet Corp.            72,400                      2,565,675

Jostens, Inc.                     10,700                      225,369

National Service Industries,      20,300                      730,800
Inc.

Service Corp. International       119,900                     2,308,075

                                                              8,229,919

TOTAL SERVICES                                                24,003,120

TECHNOLOGY - 20.6%

COMMUNICATIONS EQUIPMENT - 4.3%

3Com Corp. (a)                    157,100                     4,192,606

Andrew Corp. (a)                  34,912                      661,146

Cabletron Systems, Inc. (a)       75,500                      981,500

Cisco Systems, Inc. (a)           1,402,050                   90,344,597

Lucent Technologies, Inc.         1,328,806                   89,611,355

Northern Telecom Ltd.             290,620                     25,034,607

Tellabs, Inc. (a)                 170,400                     11,512,650

                                                              222,338,461

COMPUTER SERVICES & SOFTWARE
- 9.1%

Adobe Systems, Inc.               28,400                      2,333,238

America Online, Inc.              476,500                     52,653,250



                                 SHARES                      VALUE (NOTE 1)

Autodesk, Inc.                    25,400                     $ 750,888

Automatic Data Processing,        270,300                     11,893,200
Inc.

BMC Software, Inc.                100,100                     5,405,400

Ceridian Corp. (a)                59,900                      1,957,981

Computer Associates               236,112                     12,986,160
International, Inc.

Computer Sciences Corp. (a)       69,600                      4,815,450

Compuware Corp. (a)               165,400                     5,261,788

Electronic Data Systems Corp.     216,200                     12,228,813

Equifax, Inc.                     63,200                      2,255,450

First Data Corp.                  194,200                     9,503,663

IMS Health, Inc.                  150,100                     4,690,625

International Business            796,500                     102,947,625
Machines Corp.

Microsoft Corp. (a)               2,239,400                   201,965,888

Novell, Inc. (a)                  155,400                     4,118,100

Oracle Corp. (a)                  635,725                     23,601,291

Parametric Technology Corp.       124,700                     1,730,213
(a)

Paychex, Inc.                     114,150                     3,638,531

PeopleSoft, Inc.                  101,900                     1,757,775

Shared Medical Systems Corp.      11,600                      756,900

Unisys Corp. (a)                  112,100                     4,364,894

                                                              471,617,123

COMPUTERS & OFFICE EQUIPMENT
- 3.7%

Apple Computer, Inc. (a)          61,300                      2,838,956

Compaq Computer Corp.             739,962                     17,527,850

Data General Corp. (a)            18,800                      273,775

Dell Computer Corp. (a)           1,117,900                   41,362,300

EMC Corp. (a)                     440,500                     24,227,500

Gateway, Inc. (a)                 65,300                      3,852,700

Hewlett-Packard Co.               445,500                     44,772,750

Network Appliance, Inc. (a)       32,400                      1,810,350

Pitney Bowes, Inc.                122,300                     7,857,775

Seagate Technology, Inc. (a)      107,800                     2,762,375

Silicon Graphics, Inc. (a)        82,200                      1,346,025

Sun Microsystems, Inc. (a)        339,900                     23,410,613

Xerox Corp.                       287,800                     16,998,188

                                                              189,041,157

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       162,100                     11,975,138

KLA-Tencor Corp. (a)              39,500                      2,562,563

Tektronix, Inc.                   20,550                      620,353

Thermo Electron Corp. (a)         66,100                      1,326,131

                                                              16,484,185

ELECTRONICS - 3.0%

Advanced Micro Devices, Inc.      63,600                      1,148,775
(a)

Intel Corp.                       1,456,300                   86,649,850

LSI Logic Corp. (a)               59,400                      2,739,825

Micron Technology, Inc. (a)       107,000                     4,313,438

Motorola, Inc.                    263,300                     24,947,675

National Semiconductor Corp.      73,200                      1,852,875
(a)

Solectron Corp. (a)               109,700                     7,315,619

Texas Instruments, Inc.           171,000                     24,795,000

                                                              153,763,057

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 0.2%

Eastman Kodak Co.                 143,000                    $ 9,688,250

Polaroid Corp.                    22,700                      627,088

                                                              10,315,338

TOTAL TECHNOLOGY                                              1,063,559,321

TRANSPORTATION - 0.9%

AIR TRANSPORTATION - 0.3%

AMR Corp. (a)                     67,300                      4,593,225

Delta Air Lines, Inc.             62,200                      3,584,275

Southwest Airlines Co.            147,650                     4,595,606

US Airways Group, Inc. (a)        35,100                      1,529,044

                                                              14,302,150

RAILROADS - 0.4%

Burlington Northern Santa Fe      210,454                     6,524,074
Corp.

CSX Corp.                         95,538                      4,329,066

Norfolk Southern Corp.            162,400                     4,892,300

Union Pacific Corp.               108,800                     6,344,400

                                                              22,089,840

TRUCKING & FREIGHT - 0.2%

FDX Corp. (a)                     129,840                     7,043,820

Laidlaw, Inc.                     127,300                     931,230

                                                              7,975,050

TOTAL TRANSPORTATION                                          44,367,040

UTILITIES - 10.7%

CELLULAR - 0.5%

ALLTEL Corp.                      119,700                     8,558,550

Nextel Communications, Inc.       126,500                     6,348,719
Class A (a)

Sprint Corp. Series 1 (PCS        197,650                     11,290,756
Group) (a)

                                                              26,198,025

ELECTRIC UTILITY - 2.0%

AES Corp. (a)                     90,200                      5,242,875

Ameren Corp.                      56,400                      2,164,350

American Electric Power Co.,      91,400                      3,433,213
Inc.

Carolina Power & Light Co.        55,700                      2,384,656

Central & South West Corp.        93,262                      2,179,999

Cinergy Corp.                     64,913                      2,077,216

CMS Energy Corp.                  51,800                      2,169,125

Consolidated Edison, Inc.         102,700                     4,647,175

Constellation Energy Corp.        62,000                      1,836,750

Dominion Resources, Inc.          94,000                      4,071,375

DTE Energy Co.                    69,000                      2,760,000

Duke Energy Corp.                 159,507                     8,673,193

Edison International              154,900                     4,143,575

Entergy Corp.                     126,900                     3,965,625

FirstEnergy Corp.                 93,500                      2,898,500



                                 SHARES                      VALUE (NOTE 1)

Florida Progress Corp.            44,900                     $ 1,854,931

FPL Group, Inc.                   80,600                      4,402,775

GPU, Inc.                         46,600                      1,965,938

New Century Energies, Inc.        45,700                      1,773,731

Niagara Mohawk Holdings, Inc.     55,200                      886,650
(a)

Northern States Power Co.         49,900                      1,206,956

PacifiCorp                        145,000                     2,664,375

PECO Energy Co.                   101,600                     4,254,500

PG&E Corp.                        168,600                     5,479,500

PP&L Resources, Inc.              58,540                      1,800,105

Public Service Enterprise         98,300                      4,018,013
Group, Inc.

Reliant Energy, Inc.              123,822                     3,420,583

Southern Co.                      316,100                     8,376,650

Texas Utilities Co.               123,900                     5,110,875

Unicom Corp.                      103,000                     3,971,938

                                                              103,835,147

GAS - 0.6%

Columbia Gas System, Inc.         39,200                      2,457,350

Consolidated Natural Gas Co.      42,600                      2,587,950

Eastern Enterprises Co.           11,700                      465,075

Enron Corp.                       152,600                     12,475,050

NICOR, Inc.                       24,800                      943,950

ONEOK, Inc.                       13,006                      412,941

Peoples Energy Corp.              15,900                      599,231

Sempra Energy                     104,956                     2,374,630

Sonat, Inc.                       48,000                      1,590,000

Williams Companies, Inc.          188,100                     8,006,006

                                                              31,912,183

TELEPHONE SERVICES - 7.6%

Ameritech Corp.                   482,400                     35,456,400

AT&T Corp.                        1,397,005                   77,970,342

Bell Atlantic Corp.               681,378                     44,545,087

BellSouth Corp.                   831,500                     38,976,563

CenturyTel, Inc.                  62,400                      2,480,400

Frontier Corp.                    75,400                      4,448,600

GTE Corp.                         423,700                     32,095,275

MCI WorldCom, Inc. (a)            816,770                     70,293,268

SBC Communications, Inc.          858,648                     49,801,584

Sprint Corp. (FON Group)          380,000                     20,068,750

U.S. WEST, Inc.                   220,992                     12,983,280

                                                              389,119,549

TOTAL UTILITIES                                               551,064,904

TOTAL COMMON STOCKS                                           4,935,973,316
(Cost $3,432,680,887)


U.S. TREASURY OBLIGATIONS -
4.4%

                               MOODY'S  RATINGS (UNAUDITED)      PRINCIPAL AMOUNT      VALUE (NOTE 1)

U.S. Treasury Bills, yield at   -                                $ 228,828,000         $ 226,880,016
date of purchase 4.26% to
4.78% 7/1/99 to 10/21/99 (b)
(Cost $226,831,509)

TOTAL INVESTMENT IN                                                                    $ 5,162,853,332
SECURITIES - 100%
(Cost $3,659,512,396)




FUTURES CONTRACTS

                          EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

278 S&P 500 Stock  Index  Sept. 1999           $ 96,028,150                $
Contracts


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 1.9%

LEGEND

(a) Non-income producing

(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $12,535,000.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $882,285,491 and $56,645,101, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,039,408,896 and $1,065,271,581, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $74,625,956. The fund received cash collateral of $76,983,425 which was invested in the Bankers Trust Institutional Daily Asset Fund. The fund also received non-cash collateral of $71,100 which represents U.S. Treasury obligations.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $30,884 respectively, for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $3,666,328,802. Net unrealized appreciation aggregated $1,496,524,530, of which $1,604,067,085 related to appreciated investment securities and $107,542,555 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 5,162,853,332
value (cost $3,659,512,396)
-  See accompanying schedule

Cash                                           2,153,639

Receivable for investments                     39,041,584
sold

Receivable for fund shares                     3,799,984
sold

Dividends receivable                           4,445,249

Interest receivable                            11,424

Receivable for daily                           3,726,839
variation on futures
contracts

Investment of cash collateral                  76,983,425
received for securities
loaned

 TOTAL ASSETS                                  5,293,015,476

LIABILITIES

Payable for investments        $ 188,109,262
purchased

Payable for fund shares         3,415,828
redeemed

Accrued management fee  and     810,276
sub-advisory fee

Other payables and  accrued     399,720
expenses

Collateral on securities        76,983,425
loaned,  at value

 TOTAL LIABILITIES                             269,718,511

NET ASSETS                                    $ 5,023,296,965

Net Assets consist of:

Paid in capital                               $ 3,479,079,591

Undistributed net investment                   25,194,441
income

Accumulated undistributed net                  11,665,202
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    1,507,357,731
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 32,274,098                    $ 5,023,296,965
shares outstanding

NET ASSET VALUE, offering                      $155.64
price  and redemption price
per share ($5,023,296,965
(divided by) 32,274,098
shares)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED JUNE 30,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                              $ 28,255,924
Dividends

Interest (including income on                   3,076,576
securities loaned of
$226,186)

 TOTAL INCOME                                   31,332,500

EXPENSES

Management fee and               $ 5,242,072
sub-advisory fee

Transfer agent fees               1,474,457

Accounting fees                   454,322

Non-interested trustees'          6,432
compensation

Registration fees                 57,228

Audit                             33,063

Miscellaneous                     38,852

 Total expenses before            7,306,426
reductions

 Expense reductions               (1,247,250)   6,059,176

NET INVESTMENT INCOME                           25,273,324

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,441,468

 Foreign currency transactions    3,488

 Futures contracts                12,511,748    23,956,704

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            452,701,171

 Assets and liabilities in        106
foreign currencies

 Futures contracts                (2,093,163)   450,608,114

NET GAIN (LOSS)                                 474,564,818

NET INCREASE (DECREASE) IN                     $ 499,838,142
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 1,205,747
 Expense reductions  FMR
reimbursement

  Custodian credits                             41,503

                                               $ 1,247,250

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 25,273,324               $ 38,335,034
income

 Net realized gain (loss)         23,956,704                 16,170,769

 Change in net unrealized         450,608,114                661,278,302
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       499,838,142                715,784,105
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (39,106,912)               (26,060,180)
From net investment income

 From net realized gain           (26,536,833)               (60,359,977)

 TOTAL DISTRIBUTIONS              (65,643,745)               (86,420,157)

Share transactions Net            1,084,913,593              1,653,376,843
proceeds from sales of shares

 Reinvestment of distributions    65,643,745                 86,420,157

 Cost of shares redeemed          (333,522,291)              (695,135,202)

 NET INCREASE (DECREASE) IN       817,035,047                1,044,661,798
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       1,251,229,444              1,674,025,746
IN NET ASSETS

NET ASSETS

 Beginning of period              3,772,067,521              2,098,041,775

 End of period (including        $ 5,023,296,965            $ 3,772,067,521
undistributed net investment
income of $25,194,441 and
$38,272,966, respectively)

OTHER INFORMATION
Shares

 Sold                             7,372,672                  13,244,133

 Issued in reinvestment of        468,884                    751,741
distributions

 Redeemed                         (2,273,506)                (5,630,148)

 Net increase (decrease)          5,568,050                  8,365,726


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                    1997         1996       1995

Net asset value, beginning of    $ 141.24                        $ 114.40                $ 89.05      $ 75.71    $ 56.22
period

Income from Investment
Operations

Net investment income             .85 D                           1.65 D                  1.80 D       1.04       .85

Net realized and unrealized       15.90                           29.70                   26.67        15.55      19.72
gain (loss)

Total from investment             16.75                           31.35                   28.47        16.59      20.57
operations

Less Distributions

 From net investment income       (1.40)                          (1.36)                  (1.03)       (.91)      (.95)

From net realized gain            (.95)                           (3.15)                  (2.09)       (2.34)     (.11)

In excess of net realized gain    -                               -                       -            -          (.02)

Total distributions               (2.35)                          (4.51)                  (3.12)       (3.25)     (1.08)

Net asset value, end of period   $ 155.64                        $ 141.24                $ 114.40     $ 89.05    $ 75.71

TOTAL RETURN B, C                 12.05%                          28.31%                  32.83%       22.71%     37.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,023,297                     $ 3,772,068             $ 2,098,042  $ 823,243  $ 245,700
(000 omitted)

Ratio of expenses to average      .28% A, E                       .28% E                  .28% E       .28% E     .28% E
net assets

Ratio of net investment           1.18% A                         1.33%                   1.74%        2.26%      2.70%
income to average net assets

Portfolio turnover rate           3% A                            4%                      9%           14%        16%





FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 55.74
period

Income from Investment
Operations

Net investment income             1.14

Net realized and unrealized       (.56)
gain (loss)

Total from investment             .58
operations

Less Distributions

 From net investment income       -

From net realized gain            (.10)

In excess of net realized gain    -

Total distributions               (.10)

Net asset value, end of period   $ 56.22

TOTAL RETURN B, C                 1.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,301
(000 omitted)

Ratio of expenses to average      .28% E
net assets

Ratio of net investment           2.81%
income to average net assets

Portfolio turnover rate           2%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.  WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 1 YEAR  LIFE OF FUND

VIP III: GROWTH OPPORTUNITIES   19.19%       24.78%
- "INITIAL CLASS"

S&P 500 (registered trademark)  22.76%       30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III GROWTH OPP          S&P 500
             00617                       SP001
  1995/01/03      10000.00                    10000.00
  1995/01/31      10060.00                    10261.28
  1995/02/28      10370.00                    10661.16
  1995/03/31      10560.00                    10975.77
  1995/04/30      10930.00                    11299.00
  1995/05/31      11440.00                    11750.63
  1995/06/30      11790.00                    12023.59
  1995/07/31      12180.00                    12422.30
  1995/08/31      12260.00                    12453.48
  1995/09/30      12470.00                    12979.01
  1995/10/31      12560.00                    12932.68
  1995/11/30      12920.00                    13500.42
  1995/12/31      13251.81                    13760.44
  1996/01/31      13444.45                    14228.85
  1996/02/29      13434.43                    14360.75
  1996/03/31      13393.72                    14499.04
  1996/04/30      13607.45                    14712.76
  1996/05/31      13912.77                    15092.20
  1996/06/30      14024.73                    15149.70
  1996/07/31      13617.62                    14480.39
  1996/08/31      13699.05                    14785.78
  1996/09/30      14360.59                    15617.92
  1996/10/31      14950.89                    16048.66
  1996/11/30      16080.60                    17261.78
  1996/12/31      15673.50                    16919.83
  1997/01/31      16416.46                    17976.98
  1997/02/28      16573.05                    18117.92
  1997/03/31      15727.48                    17373.45
  1997/04/30      16446.21                    18410.65
  1997/05/31      17513.74                    19531.49
  1997/06/30      18095.06                    20406.50
  1997/07/31      19490.24                    22030.24
  1997/08/31      18750.37                    20796.11
  1997/09/30      19532.52                    21935.11
  1997/10/31      19141.45                    21202.48
  1997/11/30      19817.90                    22183.94
  1997/12/31      20367.51                    22564.84
  1998/01/31      20452.07                    22814.41
  1998/02/28      21731.21                    24459.78
  1998/03/31      22407.88                    25712.37
  1998/04/30      22296.95                    25971.03
  1998/05/31      22141.65                    25524.59
  1998/06/30      22674.11                    26561.40
  1998/07/31      22751.76                    26278.52
  1998/08/31      19801.02                    22479.17
  1998/09/30      21021.26                    23919.19
  1998/10/31      22629.74                    25864.77
  1998/11/30      24082.93                    27432.44
  1998/12/31      25380.81                    29013.09
  1999/01/31      25613.76                    30226.42
  1999/02/28      24407.24                    29286.98
  1999/03/31      25024.57                    30458.76
  1999/04/30      26064.88                    31638.42
  1999/05/31      25893.40                    30891.44
  1999/06/30      27025.16                    32605.92
IMATRL PRASUN   SHR__CHT 19990630 19990712 151821 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Growth Opportunities Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $27,025 - a 170.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,606 - a 226.06% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Fannie Mae                      5.8

Philip Morris Companies, Inc.   4.8

Fleet Financial Group, Inc.     3.5

Freddie Mac                     3.2

Solectron Corp.                 2.3

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         21.1

TECHNOLOGY                      11.9

HEALTH                          9.5

RETAIL & WHOLESALE              7.7

ENERGY                          7.2

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                      88.5%

Bonds                        7.1%

Short-term Investments       4.4%

* FOREIGN INVESTMENTS        7.1%

Row: 1, Col: 1, Value: 88.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 7.1
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.4

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  LIFE OF FUND

VIP III: GROWTH OPPORTUNITIES  19.04%       24.75%
- SERVICE CLASS

S&P 500                        22.76%       30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III GROWTH OPP - SC     S&P 500
             00491                       SP001
  1995/01/03      10000.00                    10000.00
  1995/01/31      10060.00                    10261.28
  1995/02/28      10370.00                    10661.16
  1995/03/31      10560.00                    10975.77
  1995/04/30      10930.00                    11299.00
  1995/05/31      11440.00                    11750.63
  1995/06/30      11790.00                    12023.59
  1995/07/31      12180.00                    12422.30
  1995/08/31      12260.00                    12453.48
  1995/09/30      12470.00                    12979.01
  1995/10/31      12560.00                    12932.68
  1995/11/30      12920.00                    13500.42
  1995/12/31      13251.81                    13760.44
  1996/01/31      13444.45                    14228.85
  1996/02/29      13434.43                    14360.75
  1996/03/31      13393.72                    14499.04
  1996/04/30      13607.45                    14712.76
  1996/05/31      13912.77                    15092.20
  1996/06/30      14024.73                    15149.70
  1996/07/31      13617.62                    14480.39
  1996/08/31      13699.05                    14785.78
  1996/09/30      14360.59                    15617.92
  1996/10/31      14950.89                    16048.66
  1996/11/30      16080.60                    17261.78
  1996/12/31      15673.50                    16919.83
  1997/01/31      16416.46                    17976.98
  1997/02/28      16573.05                    18117.92
  1997/03/31      15727.48                    17373.45
  1997/04/30      16446.21                    18410.65
  1997/05/31      17513.74                    19531.49
  1997/06/30      18095.06                    20406.50
  1997/07/31      19490.24                    22030.24
  1997/08/31      18750.37                    20796.11
  1997/09/30      19532.52                    21935.11
  1997/10/31      19141.45                    21202.48
  1997/11/30      19828.47                    22183.94
  1997/12/31      20367.51                    22564.84
  1998/01/31      20452.07                    22814.41
  1998/02/28      21731.21                    24459.78
  1998/03/31      22407.88                    25712.37
  1998/04/30      22296.95                    25971.03
  1998/05/31      22130.56                    25524.59
  1998/06/30      22674.11                    26561.40
  1998/07/31      22740.67                    26278.52
  1998/08/31      19789.93                    22479.17
  1998/09/30      21010.16                    23919.19
  1998/10/31      22618.65                    25864.77
  1998/11/30      24071.83                    27432.44
  1998/12/31      25358.62                    29013.09
  1999/01/31      25591.58                    30226.42
  1999/02/28      24385.18                    29286.98
  1999/03/31      25002.24                    30458.76
  1999/04/30      26042.09                    31638.42
  1999/05/31      25859.26                    30891.44
  1999/06/30      26990.53                    32605.92
IMATRL PRASUN   SHR__CHT 19990630 19990712 151826 R00000000000057
19990723 110748 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $26,991 - a 169.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,606 - a 226.06% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Fannie Mae                      5.8

Philip Morris Companies, Inc.   4.8

Fleet Financial Group, Inc.     3.5

Freddie Mac                     3.2

Solectron Corp.                 2.3

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         21.1

TECHNOLOGY                      11.9

HEALTH                          9.5

RETAIL & WHOLESALE              7.7

ENERGY                          7.2

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                 88.5%

Bonds                   7.1%

Short-term Investments  4.4%

* FOREIGN INVESTMENTS   7.1%

Row: 1, Col: 1, Value: 88.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 7.1
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.4

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Vanderheiden)

An interview with George Vanderheiden, Portfolio Manager of Growth Opportunities Portfolio

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, GEORGE?

A. For the six-month period ending June 30, 1999, the fund underperformed the Standard & Poor's 500 Index return of 12.38%. For the 12 months that ended June 30, 1999, the fund also trailed the S&P 500 index, which returned 22.76%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE DURING THE FIRST HALF OF 1999?

A. The main cause for the fund's underperformance was that, at the period's outset, I had the fund tilted toward value stocks. Value stocks are those that are misperceived or mispriced, where the company's fundamentals argue for a higher valuation. I've used this approach several times during my 28-year tenure at Fidelity; in this case, however, my prediction was early. During the first half of the six-month period, it remained a very narrow, growth-oriented market. With a significant underweighting in technology, the fund was unable to take advantage of that sector's healthy returns. However, by mid-April, my strategy of tilting the fund toward value began to pay off.

Q. HOW DID THE MARKET ENVIRONMENT CHANGE DURING THE COURSE OF THE
SIX-MONTH PERIOD?

A. For the first half of the year, the markets were enjoying the benefits of aggressive domestic and global central bank interest-rate cuts, which were intended to increase liquidity and investor confidence and stimulate economic growth. Those measures were successful. However, the extremely narrow market participation through the first quarter of 1999 quickly broadened as investors realized that the emerging markets of Asia and South America were beginning to stabilize. With prospects of deflation now dimming, markets felt that a reflationary environment would be positive for value, cyclical and small- to mid-cap stocks. Therefore, investors rotated out of high valuation, large-cap growth stocks into value and cyclical names. The fund was well-positioned for this rotation, and it outperformed the S&P 500 over the last three months of the period.

Q. WHAT WERE SOME OF THE BRIGHT SPOTS FOR THE FUND, GEORGE?

A. Technology holding Solectron was the largest contributor to performance. The company is a contract electronic manufacturer - meaning technology companies outsource their manufacturing to Solectron. Its stock has increased ten fold since 1992, and its expected earnings growth rate is very strong. U.K.-based telecommunications company Vodafone was also a solid contributor, based on its solid earnings growth, future growth prospects and its merger with Airtouch. MCI WorldCom is another telecommunications company that performed well. Its focus on the high-growth areas of Internet, data and international communications gained the company 4% of the global telecom market.

Q. WHICH HOLDINGS DIDN'T PERFORM UP TO YOUR EXPECTATIONS?

A. In the first quarter of 1999, Philip Morris was the largest detractor from performance. Its stock was punished due to the company's ongoing litigation battles. However, its earnings were growing at almost twice the rate of the S&P 500, and it has consistently gained market share over time. In fact, during the second quarter, Philip Morris was the fund's second-best contributor to performance. Fannie Mae and Freddie Mac, which provide housing-related financial services for low and moderate-income families, also underperformed. Nervous sentiment concerning recent legislative issues drove share prices down. However, based on their strong fundamentals, I feel these stocks were unfairly punished and I remain bullish about their prospects. The fund's bond holdings, which accounted for approximately 7% of assets at the end of the period, also were disappointments.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS, GEORGE?

A. The improved world economy and strong U.S. economy bode well for value stocks, as does improved pricing power across such cyclical industries as homebuilders, chemicals and several others. In order to sustain this momentum, earnings must continue to improve, as does the global economy. I believe the global recovery is real, albeit fragile. And recent earnings releases have been very friendly to value and cyclical stocks. On the other hand, if the Federal Reserve Board increases interest rates beyond its 0.25 percentage-point hike on June 30, the cyclical/value rally could pause. But as of this moment, I believe that inflation is in check and that earnings will continue to broaden. The fund is currently very well-positioned to take advantage of that scenario.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: to provide capital growth by investing primarily in common stocks

START DATE: January 3, 1995

SIZE: as of June 30, 1999, more than $1.9 billion

MANAGER: George Vanderheiden, since inception; joined Fidelity in 1971

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.5%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.3%

Boeing Co.                        152,400                    $ 6,734,175

BASIC INDUSTRIES - 1.7%

CHEMICALS & PLASTICS - 0.8%

Cabot Corp.                       104,500                     2,527,594

Dow Chemical Co.                  6,800                       862,750

E.I. du Pont de Nemours and       117,200                     8,006,225
Co.

Engelhard Corp.                   79,100                      1,789,638

Praxair, Inc.                     26,200                      1,282,163

Raychem Corp.                     32,900                      1,217,300

                                                              15,685,670

PACKAGING & CONTAINERS - 0.9%

Bemis Co., Inc.                   5,700                       226,575

Owens-Illinois, Inc. (a)          520,600                     17,017,113

                                                              17,243,688

PAPER & FOREST PRODUCTS - 0.0%

Westvaco Corp.                    33,900                      983,100

TOTAL BASIC INDUSTRIES                                        33,912,458

CONSTRUCTION & REAL ESTATE -
1.4%

BUILDING MATERIALS - 0.4%

Armstrong World Industries,       20,600                      1,190,938
Inc.

Owens-Corning                     158,600                     5,451,875

Sherwin-Williams Co.              3,500                       97,125

                                                              6,739,938

CONSTRUCTION - 0.9%

Centex Corp.                      142,100                     5,337,631

D.R. Horton, Inc.                 136,736                     2,273,236

Fleetwood Enterprises, Inc.       107,562                     2,843,670

Kaufman & Broad Home Corp.        167,500                     4,166,563

Lennar Corp.                      149,500                     3,588,000

                                                              18,209,100

ENGINEERING - 0.1%

Fluor Corp.                       47,200                      1,911,600

TOTAL CONSTRUCTION & REAL                                     26,860,638
ESTATE

DURABLES - 6.0%

AUTOS, TIRES, & ACCESSORIES -
4.6%

AutoNation, Inc. (a)              567,300                     10,105,031

AutoZone, Inc. (a)                86,100                      2,593,763

Cummins Engine Co., Inc.          130,700                     7,466,238

Dana Corp.                        160,800                     7,406,850

Delphi Automotive Systems         337,078                     6,257,010
Corp.

Discount Auto Parts, Inc. (a)     82,400                      1,987,900

Eaton Corp.                       131,700                     12,116,400

General Motors Corp.              422,700                     27,898,200

Goodyear Tire & Rubber Co.        22,300                      1,311,519



                                 SHARES                      VALUE (NOTE 1)

Lear Corp. (a)                    123,200                    $ 6,129,200

Magna International, Inc.         120,500                     6,866,531
Class A

                                                              90,138,642

CONSUMER DURABLES - 0.1%

Minnesota Mining &                17,100                      1,486,631
Manufacturing Co.

CONSUMER ELECTRONICS - 0.0%

Gemstar International Group       10,000                      652,500
Ltd. (a)

HOME FURNISHINGS - 0.4%

Newell Rubbermaid, Inc.           147,805                     6,872,933

TEXTILES & APPAREL - 0.9%

Burlington Industries, Inc.       314,400                     2,849,250
(a)

Jones Apparel Group, Inc. (a)     53,800                      1,846,013

Liz Claiborne, Inc.               185,000                     6,752,500

Polo Ralph Lauren Corp. Class     24,100                      457,900
A (a)

Warnaco Group, Inc. Class A       180,500                     4,828,375

                                                              16,734,038

TOTAL DURABLES                                                115,884,744

ENERGY - 7.2%

ENERGY SERVICES - 1.0%

Baker Hughes, Inc.                38,400                      1,286,400

Halliburton Co.                   196,300                     8,882,575

McDermott International, Inc.     181,300                     5,121,725

Schlumberger Ltd.                 77,100                      4,910,306

                                                              20,201,006

OIL & GAS - 6.2%

Amerada Hess Corp.                229,700                     13,667,150

Apache Corp.                      42,200                      1,645,800

BP Amoco PLC sponsored ADR        214,245                     23,245,583

Chevron Corp.                     44,500                      4,235,844

Cooper Cameron Corp. (a)          72,300                      2,679,619

Elf Aquitaine SA sponsored ADR    27,600                      2,030,325

Exxon Corp.                       326,100                     25,150,463

Occidental Petroleum Corp.        469,900                     9,926,638

Royal Dutch Petroleum Co.         272,200                     16,400,050
(NY Registry Gilder 1.25)

Tosco Corp.                       575,400                     14,924,438

Total Fina SA:

Class B                           6,153                       792,968

sponsored ADR                     54,068                      3,484,007

Union Pacific Resources           63,300                      1,032,581
Group, Inc.

USX-Marathon Group                35,900                      1,168,994

                                                              120,384,460

TOTAL ENERGY                                                  140,585,466

FINANCE - 21.1%

BANKS - 3.5%

Bank of America Corp.             435,900                     31,956,919

Bank of Tokyo-Mitsubishi Ltd.     416,000                     5,912,708

Bank of Tokyo-Mitsubishi Ltd.     44,500                      648,031
ADR

Bank One Corp.                    232,810                     13,866,746

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

BankBoston Corp.                  183,200                    $ 9,366,100

Wells Fargo & Co.                 160,700                     6,869,925

                                                              68,620,429

CREDIT & OTHER FINANCE - 4.1%

Associates First Capital          108,400                     4,803,475
Corp. Class A

Concord EFS, Inc. (a)             69,300                      2,932,256

E-Loan, Inc.                      500                         19,281

Fleet Financial Group, Inc.       1,546,264                   68,615,465

Household International, Inc.     44,000                      2,084,500

                                                              78,454,977

FEDERAL SPONSORED CREDIT - 9.0%

Fannie Mae                        1,648,900                   112,743,517

Freddie Mac                       1,075,600                   62,384,800

                                                              175,128,317

INSURANCE - 3.5%

Allmerica Financial Corp.         52,100                      3,168,331

American International Group,     185,100                     21,668,269
Inc.

CIGNA Corp.                       204,300                     18,182,700

MGIC Investment Corp.             478,200                     23,252,475

Travelers Property Casualty       53,200                      2,081,450
Corp.  Class A

                                                              68,353,225

SAVINGS & LOANS - 0.6%

Golden State Bancorp, Inc.        112,900                     2,483,800

Washington Mutual, Inc.           246,200                     8,709,325

                                                              11,193,125

SECURITIES INDUSTRY - 0.4%

Kokusai Securities Co. Ltd.       37,000                      457,826

Nomura Securities Co. Ltd.        586,000                     6,849,759

                                                              7,307,585

TOTAL FINANCE                                                 409,057,658

HEALTH - 9.5%

DRUGS & PHARMACEUTICALS - 3.2%

American Home Products Corp.      94,300                      5,422,250

Amgen, Inc. (a)                   182,500                     11,109,688

AstraZeneca Group PLC             50,462                      1,978,023

Forest Laboratories, Inc. (a)     10,000                      462,500

Lilly (Eli) & Co.                 130,300                     9,332,738

Merck & Co., Inc.                 224,000                     16,576,000

Schering-Plough Corp.             300,000                     15,900,000

Warner-Lambert Co.                22,000                      1,526,250

                                                              62,307,449

MEDICAL EQUIPMENT & SUPPLIES
- 3.4%

Abbott Laboratories               113,900                     5,182,450

AmeriSource Health Corp.          201,500                     5,138,250
Class A (a)



                                 SHARES                      VALUE (NOTE 1)

Baxter International, Inc.        50,200                     $ 3,043,375

Biomet, Inc.                      37,700                      1,498,575

Boston Scientific Corp. (a)       24,000                      1,054,500

Cardinal Health, Inc.             368,800                     23,649,300

Johnson & Johnson                 274,000                     26,852,000

St. Jude Medical, Inc. (a)        18,802                      669,821

                                                              67,088,271

MEDICAL FACILITIES MANAGEMENT
- 2.9%

Columbia/HCA Healthcare Corp.     1,404,050                   32,029,891

HEALTHSOUTH Corp. (a)             67,700                      1,011,269

Humana, Inc. (a)                  281,500                     3,641,906

Lifepoint Hospitals, Inc.         71,718                      963,711

Tenet Healthcare Corp. (a)        415,400                     7,710,863

Triad Hospitals, Inc.             71,718                      968,193

United HealthCare Corp.           146,200                     9,155,775

                                                              55,481,608

TOTAL HEALTH                                                  184,877,328

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.4%

ELECTRICAL EQUIPMENT - 3.1%

Emerson Electric Co.              209,000                     13,140,875

General Electric Co.              121,500                     13,729,500

Grainger (W.W.), Inc.             60,500                      3,255,656

Koninklijke (Royal) Philips       72,312                      7,154,921
Electronics NV

Koninklijke (Royal) Philips       166,412                     16,786,811
Electronics  NV sponsored ADR

Loral Space & Communications      2,500                       45,000
Ltd. (a)

Thomas & Betts Corp.              113,600                     5,367,600

                                                              59,480,363

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

Caterpillar, Inc.                 41,300                      2,478,000

Deere & Co.                       35,100                      1,390,838

Illinois Tool Works, Inc.         24,100                      1,976,200

Parker-Hannifin Corp.             19,500                      892,125

Tyco International Ltd.           25,386                      2,405,324

Ultratech Stepper, Inc. (a)       37,100                      558,819

                                                              9,701,306

POLLUTION CONTROL - 0.8%

Republic Services, Inc. Class     194,200                     4,806,450
A

Waste Management, Inc.            197,500                     10,615,625

                                                              15,422,075

TOTAL INDUSTRIAL MACHINERY &                                  84,603,744
EQUIPMENT

MEDIA & LEISURE - 2.9%

BROADCASTING - 0.9%

AT&T Corp. (Liberty Media         246,522                     9,059,684
Group)  Class A (a)

Cox Communications, Inc.          35,000                      1,288,438
Class A (a)

MediaOne Group, Inc.              97,400                      7,244,125

                                                              17,592,247

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.3%

Cedar Fair LP (depository         5,800                      $ 144,638
unit)

Disney (Walt) Co.                 17,000                      523,813

Fox Entertainment Group, Inc.     131,600                     3,544,975
(a)

Royal Carribean Cruises Ltd.      56,200                      2,458,750

                                                              6,672,176

LODGING & GAMING - 0.9%

Gtech Holdings Corp. (a)          80,400                      1,894,425

Mirage Resorts, Inc. (a)          236,300                     3,958,025

Promus Hotel Corp. (a)            261,200                     8,097,200

Sun International Hotels Ltd.     72,700                      3,253,325
(a)

                                                              17,202,975

PUBLISHING - 0.1%

Reader's Digest Association,      39,100                      1,554,225
Inc. Class A (non-vtg.)

RESTAURANTS - 0.7%

McDonald's Corp.                  95,000                      3,924,688

Papa John's International,        27,980                      1,250,356
Inc. (a)

Tricon Global Restaurants,        6,000                       324,750
Inc. (a)

Wendy's International, Inc.       273,000                     7,729,313

                                                              13,229,107

TOTAL MEDIA & LEISURE                                         56,250,730

NONDURABLES - 5.0%

BEVERAGES - 0.1%

PepsiCo, Inc.                     35,900                      1,388,881

FOODS - 0.0%

Nabisco Group Holdings Corp.      34,300                      670,994

HOUSEHOLD PRODUCTS - 0.1%

Procter & Gamble Co.              25,100                      2,240,175

TOBACCO - 4.8%

Philip Morris Companies, Inc.     2,308,800                   92,784,900

TOTAL NONDURABLES                                             97,084,950

PRECIOUS METALS - 0.1%

Barrick Gold Corp.                45,200                      877,610

Newmont Mining Corp.              40,000                      795,000

Placer Dome, Inc.                 47,600                      556,478

                                                              2,229,088

RETAIL & WHOLESALE - 7.7%

APPAREL STORES - 0.6%

Gap, Inc.                         68,737                      3,462,626

TJX Companies, Inc.               230,400                     7,675,200

                                                              11,137,826

GENERAL MERCHANDISE STORES -
2.2%

Federated Department Stores,      195,000                     10,322,813
Inc. (a)



                                 SHARES                      VALUE (NOTE 1)

Saks, Inc. (a)                    203,106                    $ 5,864,686

Wal-Mart Stores, Inc.             553,800                     26,720,850

                                                              42,908,349

GROCERY STORES - 0.6%

Kroger Co. (a)                    59,200                      1,653,900

Safeway, Inc. (a)                 187,300                     9,271,350

                                                              10,925,250

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.3%

Circuit City Stores, Inc. -       138,400                     12,871,200
Circuit City Group

Home Depot, Inc.                  574,700                     37,032,231

Lowe's Companies, Inc.            452,200                     25,634,088

Office Depot, Inc. (a)            290,500                     6,409,156

Staples, Inc. (a)                 78,725                      2,435,555

                                                              84,382,230

TOTAL RETAIL & WHOLESALE                                      149,353,655

SERVICES - 0.3%

ADVERTISING - 0.2%

Interpublic Group of              13,950                      1,208,419
Companies, Inc.

Young & Rubicam, Inc.             41,100                      1,867,481

                                                              3,075,900

SERVICES - 0.1%

Service Corp. International       157,300                     3,028,025

TOTAL SERVICES                                                6,103,925

TECHNOLOGY - 11.9%

COMMUNICATIONS EQUIPMENT - 0.0%

Globalstar Telecommunications     20,100                      466,069
Ltd. (a)

COMPUTER SERVICES & SOFTWARE
- 3.9%

Ask Jeeves, Inc.                  1,200                       16,800

Automatic Data Processing,        141,900                     6,243,600
Inc.

Black Box Corp. (a)               42,200                      2,115,275

BMC Software, Inc.                52,300                      2,824,200

Clarent Corp. Delaware            1,300                       19,500

Compuware Corp. (a)               197,000                     6,267,063

DST Systems, Inc. (a)             12,200                      767,075

Electronics for Imaging, Inc.     51,100                      2,625,263
(a)

First Data Corp.                  149,900                     7,335,731

Galileo International, Inc.       30,500                      1,629,844

IMS Health, Inc.                  140,600                     4,393,750

International Business            123,200                     15,923,600
Machines Corp.

Microsoft Corp. (a)               221,600                     19,985,550

Policy Management Systems         145,700                     4,371,000
Corp. (a)

                                                              74,518,251

COMPUTERS & OFFICE EQUIPMENT
- 2.2%

Compaq Computer Corp.             509,000                     12,056,938

Hewlett-Packard Co.               17,000                      1,708,500

Ingram Micro, Inc. Class A (a)    97,200                      2,502,900

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

SCI Systems, Inc.                 378,900                    $ 17,997,750

Tech Data Corp. (a)               220,500                     8,434,125

                                                              42,700,213

ELECTRONIC INSTRUMENTS - 0.8%

Applied Materials, Inc. (a)       24,700                      1,824,713

KLA-Tencor Corp. (a)              18,700                      1,213,163

LAM Research Corp. (a)            150,500                     7,026,469

Novellus Systems, Inc. (a)        23,800                      1,624,350

Thermo Electron Corp. (a)         214,300                     4,299,394

                                                              15,988,089

ELECTRONICS - 5.0%

Altera Corp. (a)                  10,200                      375,488

Analog Devices, Inc. (a)          16,500                      828,094

Etec Systems, Inc. (a)            22,000                      731,500

Flextronics International (a)     8,800                       488,400

Intel Corp.                       146,300                     8,704,850

International Rectifier Corp.     7,500                       99,844
(a)

Methode Electronics, Inc.         194,000                     4,437,750
Class A

Micrel, Inc. (a)                  14,100                      1,043,400

Microchip Technology, Inc. (a)    110,200                     5,220,725

Micron Technology, Inc. (a)       330,800                     13,335,375

Molex, Inc. Class A               113,528                     3,576,132

Motorola, Inc.                    93,700                      8,878,075

National Semiconductor Corp.      129,900                     3,288,094
(a)

Solectron Corp. (a)               683,300                     45,567,569

                                                              96,575,296

TOTAL TECHNOLOGY                                              230,247,918

TRANSPORTATION - 2.5%

AIR TRANSPORTATION - 1.8%

Alaska Air Group, Inc. (a)        26,600                      1,110,550

AMR Corp. (a)                     341,500                     23,307,375

Delta Air Lines, Inc.             145,300                     8,372,913

Northwest Airlines Corp.          24,400                      793,000
Class A (a)

UAL Corp. (a)                     21,000                      1,365,000

                                                              34,948,838

RAILROADS - 0.5%

Burlington Northern Santa Fe      162,800                     5,046,800
Corp.

CSX Corp.                         81,500                      3,692,969

                                                              8,739,769

TRUCKING & FREIGHT - 0.2%

Airborne Freight Corp.            139,000                     3,848,563

TOTAL TRANSPORTATION                                          47,537,170



                                 SHARES                      VALUE (NOTE 1)

UTILITIES - 6.5%

CELLULAR - 1.9%

Vodafone AirTouch PLC             24,481                     $ 482,276

Vodafone AirTouch PLC             183,080                     36,066,760
sponsored ADR

                                                              36,549,036

ELECTRIC UTILITY - 0.1%

AES Corp. (a)                     24,600                      1,429,875

PG&E Corp.                        44,530                      1,447,225

                                                              2,877,100

GAS - 0.1%

Enron Corp.                       19,700                      1,610,475

TELEPHONE SERVICES - 4.4%

AT&T Corp.                        181,935                     10,154,247

Bell Atlantic Corp.               156,362                     10,222,166

BellSouth Corp.                   145,200                     6,806,250

Digital Island, Inc. Delaware     7,000                       125,563

MCI WorldCom, Inc. (a)            421,228                     36,251,935

Network Plus Corp.                6,800                       141,950

SBC Communications, Inc.          184,600                     10,706,800

Sprint Corp. (FON Group)          218,400                     11,534,250

                                                              85,943,161

TOTAL UTILITIES                                               126,979,772

TOTAL COMMON STOCKS                           1,718,303,419
(Cost $1,269,266,958)


U.S. TREASURY OBLIGATIONS -
7.1%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT

U.S. Treasury Bills, yield at     -        $ 850,000                        849,213
date of purchase 4.29% to
4.5% 7/1/99 to 9/2/99

U.S. Treasury Bond stripped       Aaa       49,450,000                      14,377,093
principal 0% 2/15/19

U.S. Treasury Bonds:

6.25% 8/15/23                     Aaa       15,453,000                      15,525,475

7.875% 2/15/21                    Aaa       25,700,000                      30,506,671

8.125% 8/15/19                    Aaa       63,840,000                      77,106,590

TOTAL U.S. TREASURY OBLIGATIONS                                             138,365,042
(Cost $136,875,421)


CASH EQUIVALENTS - 4.4%

                                            SHARES

Taxable Central Cash Fund (b)               84,192,702                      84,192,702
(Cost $84,192,702)

TOTAL INVESTMENT IN                                                       $ 1,940,861,163
SECURITIES - 100%
(Cost $1,490,335,081)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $533,892,029 and $425,092,472, respectively, of which long-term U.S. government and government agency obligations aggregated $37,530,372 and $25,615,547, respectively.

The market value of futures contracts opened and closed during the period amounted to $105,146,524 and $111,118,351, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $80,738 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,492,787,084. Net unrealized appreciation aggregated $448,074,079, of which $503,196,067 related to appreciated investment securities and $55,121,988 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,940,861,163
value (cost $1,490,335,081)
-  See accompanying schedule

Cash                                         7,687

Receivable for investments                   7,478,125
sold

Receivable for fund shares                   951,249
sold

Dividends receivable                         2,663,407

Interest receivable                          3,412,642

 TOTAL ASSETS                                1,955,374,273

LIABILITIES

Payable for investments        $ 8,169,582
purchased

Payable for fund shares         1,208,951
redeemed

Accrued management fee          916,200

Distribution fees payable       20,004

Other payables and  accrued     157,297
expenses

 TOTAL LIABILITIES                           10,472,034

NET ASSETS                                  $ 1,944,902,239

Net Assets consist of:

Paid in capital                             $ 1,398,911,095

Undistributed net investment                 10,358,217
income

Accumulated undistributed                    85,109,899
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  450,523,028
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 1,944,902,239

INITIAL CLASS: NET ASSET                     $23.64
VALUE, offering price   and
redemption price per   share
($1,689,448,173 (divided by)
  71,458,622 shares)

SERVICE CLASS: NET ASSET                     $23.62
VALUE, offering price   and
redemption price per   share
($255,454,066 (divided by)
10,813,666 shares)

STATEMENT OF OPERATIONS
                                 SIX MONTHS ENDED JUNE 30,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                             $ 10,840,590
Dividends

Interest                                       6,176,883

 TOTAL INCOME                                  17,017,473

EXPENSES

Management fee                   $ 5,249,382

Transfer agent fees               602,891

Distribution fees - Service       98,930
Class

Accounting fees and expenses      287,406

Non-interested trustees'          2,731
compensation

Custodian fees and expenses       52,101

Registration fees                 451

Audit                             15,626

Legal                             257

Miscellaneous                     10,449

 Total expenses before            6,320,224
reductions

 Expense reductions               (94,895)     6,225,329

NET INVESTMENT INCOME                          10,792,144

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            88,183,072

 Foreign currency transactions    (4,287)

 Futures contracts                704,648      88,883,433

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            18,727,068

 Assets and liabilities in        (15,156)
foreign currencies

 Futures contracts                (26,196)     18,685,716

NET GAIN (LOSS)                                107,569,149

NET INCREASE (DECREASE) IN                    $ 118,361,293
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                             $ 94,034
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                            861

                                              $ 94,895

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 10,792,144               $ 17,248,593
income

 Net realized gain (loss)       88,883,433                 29,400,065

 Change in net unrealized       18,685,716                 261,670,341
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     118,361,293                308,318,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (17,518,652)               (12,018,174)
From net investment income

 From net realized gain         (32,887,198)               (41,777,463)

 TOTAL DISTRIBUTIONS            (50,405,850)               (53,795,637)

Share transactions - net        157,439,725                436,628,059
increase (decrease)

  TOTAL INCREASE (DECREASE)     225,395,168                691,151,421
IN NET ASSETS

NET ASSETS

 Beginning of period            1,719,507,071              1,028,355,650

 End of period (including      $ 1,944,902,239            $ 1,719,507,071
undistributed net investment
income of $10,358,217 and
$17,079,948, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                  YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS         SHARES                        DOLLARS

Share transactions Initial   7,621,168                 $ 171,150,526    21,572,358                   $ 432,066,063
Class  Sold

  Reinvested                 2,116,413                  45,714,518      2,818,502                     53,495,168

  Redeemed                   (6,900,583)                (155,430,201)   (8,989,787)                   (178,498,316)

  Net increase (decrease)    2,836,998                 $ 61,434,843     15,401,073                   $ 307,062,915

 Service Class  Sold         4,210,656                 $ 94,758,088     6,428,938                    $ 130,061,772

  Reinvested                 217,292                    4,691,331       15,831                        300,469

  Redeemed                   (153,145)                  (3,444,537)     (40,244)                      (797,097)

  Net increase (decrease)    4,274,803                 $ 96,004,882     6,404,525                    $ 129,565,144

Distributions From net                                 $ 15,930,817                                  $ 11,951,048
investment income  Initial
Class

  Service Class                                         1,587,835                                     67,126

  Total                                                $ 17,518,652                                  $ 12,018,174

 From net realized gain                                $ 29,783,702                                  $ 41,544,120
Initial Class

  Service Class                                         3,103,496                                     233,343

  Total                                                $ 32,887,198                                  $ 41,777,463

                                                       $ 50,405,850                                  $ 53,795,637



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                    1997         1996       1995 E

Net asset value, beginning of    $ 22.88                         $ 19.27                 $ 15.40      $ 13.07    $ 10.00
period

Income from Investment
Operations

Net investment income             .14 D                           .26 D                   .29 D        .26        .11

Net realized and unrealized       1.28                            4.29                    4.18         2.12       3.14
gain (loss)

Total from investment             1.42                            4.55                    4.47         2.38       3.25
operations

Less Distributions

From net investment income        (.23)                           (.21)                   (.25)        -          (.11)

From net realized gain            (.43)                           (.73)                   (.35)        (.05)      (.07)

 Total distributions              (.66)                           (.94)                   (.60)        (.05)      (.18)

Net asset value, end of period   $ 23.64                         $ 22.88                 $ 19.27      $ 15.40    $ 13.07

TOTAL RETURN B, C                 6.48%                           24.61%                  29.95%       18.27%     32.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,689,448                     $ 1,570,011             $ 1,025,766  $ 383,085  $ 164,303
(000 omitted)

Ratio of expenses to average      .70% A                          .71%                    .74%         .77%       .85% G
net assets

Ratio of expenses to average      .69% A, H                       .70% H                  .73% H       .76% H     .83% H
net assets after expense
reductions

Ratio of net investment           1.23% A                         1.27%                   1.68%        2.29%      2.49%
income to average net assets

Portfolio turnover                50% A                           29%                     26%          28%        38%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 F

Net asset value, beginning of    $ 22.86                         $ 19.27                   $ 18.50
period

Income from Investment
Operations

Net investment income D           .12                             .23                       .04

Net realized and unrealized       1.29                            4.30                      .73
gain (loss)

Total from investment             1.41                            4.53                      .77
operations

Less Distributions

From net investment income        (.22)                           (.21)                     -

From net realized gain            (.43)                           (.73)                     -

Total distributions               (.65)                           (.94)                     -

Net asset value, end of period   $ 23.62                         $ 22.86                   $ 19.27

TOTAL RETURN B, C                 6.44%                           24.51%                    4.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 255,454                       $ 149,496                 $ 2,589
(000 omitted)

Ratio of expenses to average      .81% A                          .80%                      .84% A
net assets

Ratio of expenses to average      .80% A, H                       .79% H                    .83% A, H
net assets after expense
reductions

Ratio of net investment           1.12% A                         1.16%                     1.72% A
income to average net assets

Portfolio turnover                50% A                           29%                       26%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.  WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 1 YEAR  LIFE OF FUND

VIP II: CONTRAFUND - "INITIAL   23.87%       28.10%
CLASS"

S&P 500 (registered trademark)  22.76%       30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II CONTRAFUND           S&P 500
             00158                       SP001
  1995/01/03      10000.00                    10000.00
  1995/01/31       9870.00                    10261.28
  1995/02/28      10370.00                    10661.16
  1995/03/31      10890.00                    10975.77
  1995/04/30      11480.00                    11299.00
  1995/05/31      11730.00                    11750.63
  1995/06/30      12490.00                    12023.59
  1995/07/31      13470.00                    12422.30
  1995/08/31      13640.00                    12453.48
  1995/09/30      13940.00                    12979.01
  1995/10/31      13650.00                    12932.68
  1995/11/30      13900.00                    13500.42
  1995/12/31      13971.98                    13760.44
  1996/01/31      14073.30                    14228.85
  1996/02/29      14124.25                    14360.75
  1996/03/31      14584.49                    14499.04
  1996/04/30      15065.18                    14712.76
  1996/05/31      15239.05                    15092.20
  1996/06/30      15116.32                    15149.70
  1996/07/31      14410.62                    14480.39
  1996/08/31      14962.90                    14785.78
  1996/09/30      15597.01                    15617.92
  1996/10/31      16077.71                    16048.66
  1996/11/30      17039.10                    17261.78
  1996/12/31      16936.82                    16919.83
  1997/01/31      17591.38                    17976.98
  1997/02/28      17103.08                    18117.92
  1997/03/31      16660.22                    17373.45
  1997/04/30      17060.91                    18410.65
  1997/05/31      18115.35                    19531.49
  1997/06/30      18906.18                    20406.50
  1997/07/31      20530.03                    22030.24
  1997/08/31      19950.08                    20796.11
  1997/09/30      21299.77                    21935.11
  1997/10/31      20656.56                    21202.48
  1997/11/30      20646.02                    22183.94
  1997/12/31      21025.62                    22564.84
  1998/01/31      21004.53                    22814.41
  1998/02/28      22531.76                    24459.78
  1998/03/31      23627.59                    25712.37
  1998/04/30      23851.23                    25971.03
  1998/05/31      23292.13                    25524.59
  1998/06/30      24544.52                    26561.40
  1998/07/31      24578.06                    26278.52
  1998/08/31      20899.18                    22479.17
  1998/09/30      22118.02                    23919.19
  1998/10/31      22844.85                    25864.77
  1998/11/30      24365.61                    27432.44
  1998/12/31      27328.84                    29013.09
  1999/01/31      28894.32                    30226.42
  1999/02/28      27829.69                    29286.98
  1999/03/31      28819.87                    30458.76
  1999/04/30      29437.27                    31638.42
  1999/05/31      28843.17                    30891.44
  1999/06/30      30404.14                    32605.92
IMATRL PRASUN   SHR__CHT 19990630 19990712 093142 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Contrafund Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $30,404 - a 204.04% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,606 - a 226.06% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Time Warner, Inc.               3.8

MCI WorldCom, Inc.              3.8

McDonald's Corp.                3.3

AT&T Corp.                      2.0

CVS Corp.                       1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      17.1

MEDIA & LEISURE                 15.8

UTILITIES                       11.8

FINANCE                         7.4

RETAIL & WHOLESALE              7.0

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks and
equity futures               90.8%

Bonds                         1.8%

Short-term Investments        7.4%

* FOREIGN INVESTMENTS         9.4%

Row: 1, Col: 1, Value: 90.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.4

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  LIFE OF FUND

VIP II: CONTRAFUND - SERVICE  23.74%       28.07%
CLASS

S&P 500                       22.76%       30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP II CONTRAFUND - SC      S&P 500
             00470                       SP001
  1995/01/03      10000.00                    10000.00
  1995/01/31       9870.00                    10261.28
  1995/02/28      10370.00                    10661.16
  1995/03/31      10890.00                    10975.77
  1995/04/30      11480.00                    11299.00
  1995/05/31      11730.00                    11750.63
  1995/06/30      12490.00                    12023.59
  1995/07/31      13470.00                    12422.30
  1995/08/31      13640.00                    12453.48
  1995/09/30      13940.00                    12979.01
  1995/10/31      13650.00                    12932.68
  1995/11/30      13900.00                    13500.42
  1995/12/31      13971.98                    13760.44
  1996/01/31      14073.30                    14228.85
  1996/02/29      14124.25                    14360.75
  1996/03/31      14584.49                    14499.04
  1996/04/30      15065.18                    14712.76
  1996/05/31      15239.05                    15092.20
  1996/06/30      15116.32                    15149.70
  1996/07/31      14410.62                    14480.39
  1996/08/31      14962.90                    14785.78
  1996/09/30      15597.01                    15617.92
  1996/10/31      16077.71                    16048.66
  1996/11/30      17039.10                    17261.78
  1996/12/31      16936.82                    16919.83
  1997/01/31      17591.38                    17976.98
  1997/02/28      17103.08                    18117.92
  1997/03/31      16660.22                    17373.45
  1997/04/30      17060.91                    18410.65
  1997/05/31      18115.35                    19531.49
  1997/06/30      18906.18                    20406.50
  1997/07/31      20530.03                    22030.24
  1997/08/31      19950.08                    20796.11
  1997/09/30      21299.77                    21935.11
  1997/10/31      20656.56                    21202.48
  1997/11/30      20646.02                    22183.94
  1997/12/31      21015.07                    22564.84
  1998/01/31      21004.53                    22814.41
  1998/02/28      22531.76                    24459.78
  1998/03/31      23627.59                    25712.37
  1998/04/30      23851.23                    25971.03
  1998/05/31      23292.13                    25524.59
  1998/06/30      24544.52                    26561.40
  1998/07/31      24566.88                    26278.52
  1998/08/31      20899.18                    22479.17
  1998/09/30      22106.84                    23919.19
  1998/10/31      22833.67                    25864.77
  1998/11/30      24354.42                    27432.44
  1998/12/31      27306.48                    29013.09
  1999/01/31      28871.96                    30226.42
  1999/02/28      27807.33                    29286.98
  1999/03/31      28797.53                    30458.76
  1999/04/30      29403.31                    31638.42
  1999/05/31      28809.18                    30891.44
  1999/06/30      30370.22                    32605.92
IMATRL PRASUN   SHR__CHT 19990630 19990729 104236 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Contrafund Portfolio
- Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $30,370 - a 203.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,606 - a 226.06% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Time Warner, Inc.               3.8

MCI WorldCom, Inc.              3.8

McDonald's Corp.                3.3

AT&T Corp.                      2.0

CVS Corp.                       1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      17.1

MEDIA & LEISURE                 15.8

UTILITIES                       11.8

FINANCE                         7.4

RETAIL & WHOLESALE              7.0

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks and equity futures        90.8%

Bonds                             1.8%

Short-term Investments            7.4%

* FOREIGN INVESTMENTS             9.4%

Row: 1, Col: 1, Value: 90.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.4

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Will Danoff)

An interview with
Will Danoff,
Portfolio Manager of
Contrafund Portfolio

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, WILL?

A. For the six months that ended June 30, 1999, the fund trailed the Standard & Poor's 500 Index, which returned 12.38%. For the 12 months that ended June 30, 1999, the fund beat the 22.76% return of the S&P 500.

Q. CAN YOU HIGHLIGHT THE MAJOR FACTORS THAT AFFECTED THE FUND'S
PERFORMANCE DURING THE PERIOD?

A. The biggest factor was the fact that central banks around the world lowered interest rates during the period. These eases - including three successive rate cuts by the U.S. Federal Reserve Board shortly before the period began - flipped the investment landscape entirely over by averting a slowdown, and the economy gained some much-needed stimulus as we entered 1999. As a result, economically sensitive sectors such as energy, paper, chemicals and certain segments of technology performed very well. Investors in turn took profits in areas such as finance, retail and health care, groups that historically perform well when the economy is slowing or interest rates are falling. In terms of portfolio strategies, my decision to sell a good chunk of the fund's technology exposure was the biggest damper on performance during the period, as tech stocks rose about 35% during the first six months of 1999.

Q. CAN YOU EXPAND A BIT ON TECHNOLOGY STOCKS? WHY DID THEY PERFORM SO WELL DURING THE PERIOD AND WHAT WAS BEHIND YOUR DECISION TO TAKE
PROFITS IN SOME OF THE FUND'S TECHNOLOGY HOLDINGS?

A. The growth and popularity of the Internet was the primary driver behind the sector's strong showing. In terms of my decision to sell, I reduced the fund's exposure to several stocks - namely America Online and Yahoo! - as valuations soared to what I felt were uncomfortable levels. I also was concerned that the wave of new issues and flow of venture capital money would trigger intense competition and put more pressure on profits. In hindsight, these sales were premature as Internet stocks continued to go up. I would add that many Internet companies lost money during the period, making them difficult to value, but the sector definitely performed better than I had expected.

Q. WITH TECHNOLOGY STOCKS LEADING THE MARKET'S CHARGE DURING THE
PERIOD, DID YOU PURSUE ANY OTHER TYPES OF TECH-RELATED STRATEGIES?

A. I tried to invest in traditional technology companies whose products enable the overall use of the Internet. One such example was Cisco Systems, a leader in providing networking equipment. Cisco broadened its product offerings to address the needs of the traditional telephone service providers, an area that has very strong potential. One other strategy involved the tremendous growth in the wireless communications area. Worldwide subscribers have grown at a 30%-40% annual growth clip over the past few years, and cellular service providers benefited from new services such as Internet access from one's cellular phone. The fund's stakes in Finland-based Nokia, the leading wireless handset producer, and Vodafone AirTouch, a leading global wireless service provider, each helped performance.

Q. WHICH OTHER STOCKS PERFORMED WELL DURING THE PERIOD? WHICH
PERFORMED POORLY?

A. When the global economic situation began to improve, some of the fund's economically sensitive stocks - particularly in the energy area
- fared well. These included names such as Exxon and Mobil, which merged together, as well as British Petroleum and Amoco, which also merged with one another. Several of the fund's investments in the telecommunications area - which I bought when I felt they were undervalued by the market - also performed well. These included MCI WorldCom and NEXTLINK. On a negative note, the fund's position in savings and loan Washington Mutual detracted from performance as rising interest rates slowed the company's earnings growth.

Q. WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A. The domestic economy and corporate profits are very strong, general inflation remains subdued and productivity is high. Overseas, many troubled markets have stabilized but are still not as riveting as the U.S. market. As long as inflation remains in check, the Fed should be able to maintain interest rates at current levels and stock prices of growing companies should continue to perform well. The Fed's recent tightening suggests that the central bank is concerned about the domestic economy overheating and that Fed actions must be watched closely. In terms of the fund itself, I'll continue to look for leading growth companies, new emerging-growth companies and underappreciated turnaround stories that I feel can sustain strong earnings growth if the economy should slow.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

START DATE: January 3, 1995

SIZE: as of June 30, 1999, more than $8.1 billion

MANAGER: Will Danoff, since inception; joined
Fidelity in 1986

VARIABLE INSURANCE FUND II: CONTRAFUND PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.1%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.1%

AEROSPACE & DEFENSE - 0.8%

Alliant Techsystems, Inc. (a)     77,400                     $ 6,695,100

AlliedSignal, Inc.                131,100                     8,259,300

Cordant Technologies, Inc.        92,000                      4,157,250

Howmet International, Inc. (a)    46,800                      804,375

Northrop Grumman Corp.            15,200                      1,007,950

Rockwell International Corp.      56,800                      3,450,600

Textron, Inc.                     158,600                     13,054,763

United Technologies Corp.         342,400                     24,545,800

                                                              61,975,138

DEFENSE ELECTRONICS - 0.3%

Raytheon Co. Class B              321,100                     22,597,413

SHIP BUILDING & REPAIR - 0.0%

General Dynamics Corp.            56,300                      3,856,550

TOTAL AEROSPACE & DEFENSE                                     88,429,101

BASIC INDUSTRIES - 5.0%

CHEMICALS & PLASTICS - 0.8%

Crompton & Knowles Corp.          385,392                     7,539,231

Dow Chemical Co.                  29,000                      3,679,375

E.I. du Pont de Nemours and       68,900                      4,706,731
Co.

Fuller (H.B.) Co.                 93,150                      6,369,131

Geon Co.                          203,500                     6,562,875

MacDermid, Inc.                   23,600                      1,097,400

Praxair, Inc.                     23,300                      1,140,244

Rohm & Haas Co.                   25,100                      1,076,163

Spartech Corp.                    15,300                      483,863

Union Carbide Corp.               615,900                     30,025,125

W.R. Grace & Co. (a)              12,300                      226,013

Witco Corp.                       80,500                      1,610,000

                                                              64,516,151

IRON & STEEL - 0.1%

AK Steel Holding Corp.            271,900                     6,117,750

Armco, Inc. (a)                   415,700                     2,754,013

                                                              8,871,763

METALS & MINING - 1.2%

Alcan Aluminium Ltd.              59,300                      1,895,313

Alcoa, Inc.                       452,100                     27,973,688

Broken Hill Proprietary Co.       1,888,799                   22,055,270
Ltd. (The)

Commscope, Inc. (a)               206,900                     6,362,175

Falconbridge Ltd.                 97,200                      1,385,534

Inco Ltd.                         597,500                     10,743,317

Inco Ltd. Class VBN Shares        58,200                      439,673

Reynolds Metals Co.               32,100                      1,893,900

Rio Tinto PLC (Reg.)              1,353,208                   22,699,503

                                                              95,448,373



                                 SHARES                      VALUE (NOTE 1)

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     186,300                    $ 13,064,288

Tupperware Corp.                  62,290                      1,588,395

                                                              14,652,683

PAPER & FOREST PRODUCTS - 2.7%

Boise Cascade Corp.               196,500                     8,424,938

Bowater, Inc.                     253,000                     11,954,250

Champion International Corp.      437,000                     20,921,375

Georgia-Pacific Corp.             920,800                     43,622,900

International Paper Co.           473,616                     23,917,608

Kimberly-Clark Corp.              284,200                     16,199,400

Mead Corp.                        23,400                      976,950

Sealed Air Corp. (a)              112,225                     7,280,597

Smurfit-Stone Container Corp.     105,800                     2,175,513
(a)

Temple-Inland, Inc.               199,600                     13,622,700

UPM-Kymmene Corp.                 118,400                     3,674,366

Weyerhaeuser Co.                  736,400                     50,627,500

Willamette Industries, Inc.       338,800                     15,605,975

                                                              219,004,072

TOTAL BASIC INDUSTRIES                                        402,493,042

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.2%

ACX Technologies, Inc. (a)        10,900                      177,125

American Standard Companies,      8,700                       417,600
Inc. (a)

Fortune Brands, Inc.              357,900                     14,808,113

Masco Corp.                       120,700                     3,485,213

Tecumseh Products Co. Class A     9,200                       557,175

York International Corp.          29,400                      1,258,688

                                                              20,703,914

CONSTRUCTION - 0.1%

Ashtead Group PLC                 24,700                      68,179

Jacobs Engineering Group,         158,230                     6,012,740
Inc. (a)

                                                              6,080,919

REAL ESTATE - 0.0%

ResortQuest International,        192,100                     1,584,825
Inc.

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Cousins Properties, Inc.          8,800                       297,550

Equity Office Properties Trust    300,800                     7,708,000

Glenborough Realty Trust,         213,600                     3,738,000
Inc.

Highwoods Properties, Inc.        23,700                      650,269

Public Storage, Inc.              61,400                      1,719,200

Spieker Properties, Inc.          7,300                       283,788

Starwood Hotels & Resorts         11,100                      339,244
Worldwide, Inc.

                                                              14,736,051

TOTAL CONSTRUCTION & REAL                                     43,105,709
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

DURABLES - 3.7%

AUTOS, TIRES, & ACCESSORIES -
1.9%

Copart, Inc. (a)                  23,400                     $ 497,250

Danaher Corp.                     361,100                     20,988,938

Eaton Corp.                       59,500                      5,474,000

Ford Motor Co.                    227,700                     12,850,819

Group 1 Automotive, Inc. (a)      139,900                     2,955,388

Kroll-O'Gara Co. (a)              46,300                      1,021,494

Midas, Inc.                       392,800                     11,145,700

Navistar International Corp.      225,800                     11,290,000
(a)

PACCAR, Inc.                      120,900                     6,453,038

SPX Corp.                         938,541                     78,368,174

Tower Automotive, Inc. (a)        126,800                     3,225,475

Toyota Motor Corp.                69,000                      2,179,996

                                                              156,450,272

CONSUMER DURABLES - 0.2%

Blyth Industries, Inc. (a)        69,000                      2,371,875

Boyds Collection, Ltd.            441,900                     7,650,394

Minnesota Mining &                90,600                      7,876,538
Manufacturing Co.

                                                              17,898,807

CONSUMER ELECTRONICS - 0.1%

Sony Corp.                        104,900                     11,578,338

HOME FURNISHINGS - 0.3%

Bombay Co., Inc. (The) (a)        410,500                     3,155,719

Linens'n Things, Inc. (a)         364,300                     15,938,125

Newell Rubbermaid, Inc.           76,419                      3,553,484

                                                              22,647,328

TEXTILES & APPAREL - 1.2%

Delta Woodside Industries         88,700                      532,200

Jason, Inc. (a)                   3,100                       24,800

Jones Apparel Group, Inc. (a)     693,126                     23,782,886

NIKE, Inc. Class B                339,300                     21,481,931

Polo Ralph Lauren Corp. Class     63,500                      1,206,500
A (a)

Quiksilver, Inc.                  221,300                     5,767,631

Reebok International Ltd. (a)     33,200                      618,350

Shaw Industries, Inc. (a)         166,700                     2,750,550

Tommy Hilfiger (a)                351,700                     25,849,950

Vans, Inc. (a)                    18,800                      215,319

Warnaco Group, Inc. Class A       411,100                     10,996,925

                                                              93,227,042

TOTAL DURABLES                                                301,801,787

ENERGY - 5.0%

ENERGY SERVICES - 0.1%

Global Marine, Inc. (a)           304,500                     4,700,719

OIL & GAS - 4.9%

Alberta Energy Co. Ltd.           228,100                     7,376,174

Amerada Hess Corp.                176,100                     10,477,950

Anadarko Petroleum Corp.          319,600                     11,765,275

Atlantic Richfield Co.            512,300                     42,809,069

BP Amoco PLC sponsored ADR        936,816                     101,644,536



                                 SHARES                      VALUE (NOTE 1)

Burlington Resources, Inc.        122,900                    $ 5,315,425

Canadian Natural Resources        58,600                      1,161,824
Ltd. (a)

Chevron Corp.                     135,400                     12,888,388

Elf Aquitaine SA sponsored ADR    65,200                      4,796,275

Exxon Corp.                       818,000                     63,088,250

Mobil Corp.                       534,700                     52,935,300

Rio Alto Exploration Ltd. (a)     543,400                     8,303,131

Royal Dutch Petroleum Co. (NY     603,100                     36,336,775
Registry Gilder 1.25)

Santa Fe Snyder Corp. (a)         134,570                     1,026,096

Shell Transport & Trading Co.     930,700                     7,193,607
PLC (Reg.)

Total Fina SA sponsored ADR       137,500                     8,860,156

Unocal Corp.                      373,800                     14,811,825

Vastar Resources, Inc.            191,300                     10,031,294

                                                              400,821,350

TOTAL ENERGY                                                  405,522,069

FINANCE - 7.4%

BANKS - 1.8%

AmSouth Bancorp.                  178,200                     4,132,012

Bank of America Corp.             19,600                      1,436,925

Bank of New York Co., Inc.        878,200                     32,218,963

BankBoston Corp.                  453,100                     23,164,738

BB&T Corp.                        22,800                      836,475

Chase Manhattan Corp.             383,000                     33,177,375

Firstar Corp.                     94,400                      2,643,200

M&T Bank Corp.                    3,990                       2,194,500

Marshall & Ilsley Corp.           76,500                      4,924,688

Mellon Bank Corp.                 54,400                      1,978,800

Northern Trust Corp.              27,200                      2,638,400

Regions Financial Corp.           63,100                      2,425,406

State Street Corp.                73,600                      6,283,600

U.S. Bancorp                      250,500                     8,517,000

Wells Fargo & Co.                 409,600                     17,510,400

Zions Bancorp                     23,000                      1,460,500

                                                              145,542,982

CREDIT & OTHER FINANCE - 2.7%

American Express Co.              188,100                     24,476,513

Associates First Capital          3,229,304                   143,098,533
Corp. Class A

Citigroup, Inc.                   88,200                      4,189,500

Concord EFS, Inc. (a)             152,400                     6,448,425

Fleet Financial Group, Inc.       168,700                     7,486,063

Greenpoint Financial Corp.        49,800                      1,634,063

Household International, Inc.     369,200                     17,490,850

MBNA Corp.                        418,500                     12,816,563

                                                              217,640,510

FEDERAL SPONSORED CREDIT - 1.1%

Fannie Mae                        1,004,300                   68,669,013

Freddie Mac                       377,600                     21,900,800

                                                              90,569,813

INSURANCE - 1.1%

AFLAC, Inc.                       288,900                     13,831,088

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Allstate Corp.                    485,400                    $ 17,413,725

American International Group,     235,325                     27,547,733
Inc.

Berkshire Hathaway, Inc.          8                           551,200
Class A (a)

CIGNA Corp.                       150,000                     13,350,000

Horace Mann Educators Corp.       51,400                      1,397,438

Mutual Risk Management Ltd.       440,100                     14,688,338

Zenith National Insurance         127,700                     3,144,613
Corp.

                                                              91,924,135

SAVINGS & LOANS - 0.3%

Astoria Financial Corp.           208,000                     9,139,000

Golden West Financial Corp.       138,500                     13,573,000

Washington Mutual, Inc.           139,225                     4,925,084

                                                              27,637,084

SECURITIES INDUSTRY - 0.4%

Daiwa Securities Co. Ltd.         1,399,000                   9,232,420

Nikko Securities Co. Ltd.         1,893,000                   12,195,777

Nomura Securities Co. Ltd.        469,000                     5,482,145

                                                              26,910,342

TOTAL FINANCE                                                 600,224,866

HEALTH - 4.9%

DRUGS & PHARMACEUTICALS - 3.2%

Allergan, Inc.                    332,800                     36,940,800

Amgen, Inc. (a)                   212,600                     12,942,025

Bausch & Lomb, Inc.               157,600                     12,056,400

Biogen, Inc. (a)                  266,800                     17,158,575

Centocor, Inc. (a)                101,200                     4,718,450

Forest Laboratories, Inc. (a)     97,100                      4,490,875

Genzyme Corp.                     89                          392

Genzyme Corp. (General            500                         24,250
Division)

Immunex Corp. (a)                 165,000                     21,027,188

Lilly (Eli) & Co.                 274,900                     19,689,713

PE Corp. (Biosystems Group)       363,400                     41,700,150

Pharmacia & Upjohn, Inc.          78,200                      4,442,738

Schering-Plough Corp.             786,700                     41,695,100

Shire Pharmaceuticals Group       143,200                     1,194,849
PLC (a)

Warner-Lambert Co.                624,200                     43,303,875

                                                              261,385,380

MEDICAL EQUIPMENT & SUPPLIES
- 1.5%

Bard (C.R.), Inc.                 296,100                     14,157,281

Baxter International, Inc.        107,500                     6,517,188

Becton, Dickinson & Co.           489,400                     14,682,000

Biomet, Inc.                      235,300                     9,353,175

Boston Scientific Corp. (a)       439,600                     19,314,925

Cardinal Health, Inc.             490,055                     31,424,777

Guidant Corp.                     184,400                     9,485,075

Medtronic, Inc.                   56,100                      4,368,788

Smith & Nephew Associates Co.     1,302,175                   3,964,067

Stryker Corp.                     143,600                     8,633,950



                                 SHARES                      VALUE (NOTE 1)

Sybron International, Inc. (a)    79,400                     $ 2,188,463

Varian Medical Systems, Inc.      47,400                      1,196,850

                                                              125,286,539

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Health Management Associates,     87,313                      982,271
Inc. Class A (a)

United HealthCare Corp.           205,700                     12,881,963

                                                              13,864,234

TOTAL HEALTH                                                  400,536,153

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.6%

ELECTRICAL EQUIPMENT - 1.7%

Allen Telecom, Inc. (a)           228,500                     2,456,375

American Power Conversion         295,300                     5,942,913
Corp. (a)

ANTEC Corp. (a)                   11,800                      378,338

Emerson Electric Co.              28,500                      1,791,938

General Instrument Corp. (a)      248,400                     10,557,000

Koninklijke (Royal) Philips       200,176                     20,192,754
Electronics NV sponsored ADR

L-3 Communications Holdings,      759,500                     36,693,344
Inc. (a)

Loral Space & Communications      925,633                     16,661,394
Ltd. (a)

Pittway Corp. Class A             6,900                       235,894

Rayovac Corp. (a)                 567,350                     12,871,753

Research in Motion Ltd. (a)       185,800                     3,753,600

Roper Industries, Inc.            146,000                     4,672,000

Siemens AG                        313,600                     24,327,020

                                                              140,534,323

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.3%

ASM Lithography Holding NV (a)    30,300                      1,799,063

Briggs & Stratton Corp.           4,800                       277,200

Exide Corp.                       100                         1,475

Illinois Tool Works, Inc.         26,400                      2,164,800

Ingersoll-Rand Co.                20,500                      1,324,813

ITT Industries, Inc.              331,400                     12,634,625

Manitowoc Co., Inc.               9,900                       412,088

Mettler-Toledo International,     148,500                     3,684,656
Inc. (a)

Milacron, Inc.                    2,800                       51,800

Terex Corp. (a)                   104,000                     3,165,500

Tyco International Ltd.           799,197                     75,723,916

                                                              101,239,936

POLLUTION CONTROL - 0.6%

IT Group, Inc. (The) (a)          999,100                     16,048,044

Republic Services, Inc. Class     764,000                     18,909,000
A

Safety-Kleen Corp. (a)            239,500                     4,340,938

Waste Management, Inc.            204,494                     10,991,553

                                                              50,289,535

TOTAL INDUSTRIAL MACHINERY &                                  292,063,794
EQUIPMENT

MEDIA & LEISURE - 15.8%

BROADCASTING - 7.6%

American Tower Corp. Class A      876,150                     21,027,600
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

AT&T Corp. (Liberty Media         940,908                    $ 34,578,369
Group) Class A (a)

Cablevision Systems Corp.         24,200                      1,694,000
Class A (a)

Capital Radio PLC                 171,100                     2,265,609

CBS Corp. (a)                     2,063,015                   89,612,214

Citadel Communications Corp.      266,300                     9,636,731

Clear Channel Communications,     204,200                     14,077,038
Inc. (a)

Comcast Corp.:

Class A                           226,700                     8,118,694

Class A (special)                 1,109,000                   42,627,188

Cox Communications, Inc.          268,400                     9,880,475
Class A (a)

E.W. Scripps Co. Class A          5,300                       252,081

Entercom Communications Corp.     208,900                     8,930,475

Infinity Broadcasting Corp.       150,700                     4,483,325
Class A

MediaOne Group, Inc.              276,200                     20,542,375

Metro Networks, Inc. (a)          16,300                      870,013

NTL, Inc. (a)                     31,500                      2,714,906

SBS Broadcasting SA (a)           239,000                     7,707,750

TCA Cable TV, Inc.                28,800                      1,598,400

Television Francaise 1 SA         1,070                       250,151
(T.F.1)

TeleWest Communications PLC       5,200                       237,900
sponsored ADR (a)

Time Warner, Inc.                 4,233,677                   311,175,212

United Pan-Europe                 185,600                     10,098,880
Communications NV

Univision Communications,         92,200                      6,085,200
Inc.  Class A (a)

USA Networks, Inc. (a)            140,010                     5,617,901

Westwood One, Inc. (a)            28,000                      999,250

                                                              615,081,737

ENTERTAINMENT - 2.1%

Dover Downs Entertainment,        129,100                     2,283,456
Inc.

King World Productions, Inc.      214,200                     7,456,838
(a)

MGM Grand, Inc. (a)               80,200                      3,929,800

Park Place Entertainment          519,200                     5,029,750
Corp.

Premier Parks, Inc. (a)           914,300                     33,600,525

Royal Carribean Cruises Ltd.      18,500                      809,375

SFX Entertainment, Inc. Class     221,200                     14,156,800
A (a)

Viacom, Inc.:

Class A (a)                       678,800                     29,952,050

Class B (non-vtg.) (a)            1,761,100                   77,488,400

Zomax, Inc. (a)                   2,400                       105,600

                                                              174,812,594

LEISURE DURABLES & TOYS - 0.3%

Brass Eagle, Inc. (a)             13,300                      249,375

Champion Enterprises, Inc. (a)    42,100                      784,113

Harley-Davidson, Inc.             26,500                      1,440,938

Hasbro, Inc.                      603,300                     16,854,694

Mattel, Inc.                      218,660                     5,780,824

                                                              25,109,944



                                 SHARES                      VALUE (NOTE 1)

LODGING & GAMING - 0.5%

Four Seasons Hotels, Inc.         12,900                     $ 567,081

Harrah's Entertainment, Inc.      173,400                     3,814,800
(a)

Marriott International, Inc.      388,800                     14,531,400
Class A

Millennium & Copthorne Hotels     348,153                     3,254,214
PLC

Promus Hotel Corp. (a)            375,200                     11,631,200

Sun International Hotels Ltd.     78,100                      3,494,975
(a)

                                                              37,293,670

PUBLISHING - 0.7%

Harte Hanks Communications,       339,100                     9,198,088
Inc.

McGraw-Hill Companies, Inc.       63,100                      3,403,456

Meredith Corp.                    59,300                      2,053,263

PRIMEDIA, Inc. (a)                97,200                      1,646,325

Reader's Digest Association,      822,840                     32,707,890
Inc. Class A (non-vtg.)

Tribune Co.                       126,000                     10,977,750

                                                              59,986,772

RESTAURANTS - 4.6%

Allied Domecq PLC                 1,550,700                   14,969,025

Brinker International, Inc.       486,100                     13,215,844
(a)

CEC Entertainment, Inc. (a)       151,600                     6,405,100

Darden Restaurants, Inc.          679,700                     14,825,956

McDonald's Corp.                  6,525,500                   269,584,719

Outback Steakhouse, Inc. (a)      393,850                     15,483,228

Papa John's International,        211,000                     9,429,063
Inc. (a)

Pizzaexpress PLC                  285,900                     4,148,741

PJ America, Inc. (a)(c)           430,800                     9,127,575

Ryan's Family Steak Houses,       188,500                     2,191,313
Inc. (a)

Starbucks Corp. (a)               11,300                      424,456

Tricon Global Restaurants,        155,200                     8,400,200
Inc. (a)

Wendy's International, Inc.       193,500                     5,478,469

                                                              373,683,689

TOTAL MEDIA & LEISURE                                         1,285,968,406

NONDURABLES - 2.1%

FOODS - 1.4%

Ben & Jerry's Homemade, Inc.      239,400                     6,643,350
Class A (a)

Earthgrains Co.                   663,000                     17,113,688

Flowers Industries, Inc.          468,400                     10,158,425

Heinz (H.J.) Co.                  199,000                     9,974,875

Keebler Foods Co. (a)             623,600                     18,941,850

Nabisco Group Holdings Corp.      252,100                     4,931,706

Nabisco Holdings Corp. Class A    17,200                      743,900

Quaker Oats Co.                   405,400                     26,908,425

Sysco Corp.                       333,300                     9,936,506

Tyson Foods, Inc.                 137,800                     3,100,500

Weston George Ltd.                12,100                      537,704

                                                              108,990,929

HOUSEHOLD PRODUCTS - 0.7%

Avon Products, Inc.               303,500                     16,844,250

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Clorox Co.                        22,481                     $ 2,401,252

Colgate-Palmolive Co.             221,600                     21,883,000

Dial Corp.                        187,900                     6,987,531

Estee Lauder Companies, Inc.      105,100                     5,268,138

Playtex Products, Inc. (a)        292,000                     4,544,250

                                                              57,928,421

TOBACCO - 0.0%

RJ Reynolds Tobacco Holdings,     77,800                      2,450,700
Inc.

TOTAL NONDURABLES                                             169,370,050

PRECIOUS METALS - 0.7%

Barrick Gold Corp.                1,219,940                   23,686,536

Euro-Nevada Mining Corp. Ltd.     251,300                     3,023,778

Franco Nevada Mining Corp.        235,300                     3,683,852
Ltd.

Newmont Mining Corp.              260,700                     5,181,413

Placer Dome, Inc.                 1,219,545                   14,257,346

Stillwater Mining Co. (a)         252,700                     8,260,131

                                                              58,093,056

RETAIL & WHOLESALE - 7.0%

APPAREL STORES - 0.8%

AnnTaylor Stores Corp. (a)        97,500                      4,387,500

Charming Shoppes, Inc. (a)        1,479,600                   9,016,313

Claire's Stores, Inc.             115,500                     2,959,688

Gap, Inc.                         465,987                     23,474,095

Talbots, Inc.                     68,600                      2,615,375

TJX Companies, Inc.               663,900                     22,116,169

Venator Group, Inc. (a)           183,600                     1,916,325

                                                              66,485,465

DRUG STORES - 2.0%

CVS Corp.                         3,033,502                   153,950,227

Walgreen Co.                      355,300                     10,436,938

                                                              164,387,165

GENERAL MERCHANDISE STORES -
0.5%

Costco Companies, Inc. (a)        268,100                     21,464,756

Dayton Hudson Corp.               69,700                      4,530,500

Dollar General Corp.              132,575                     3,844,675

Kohls Corp. (a)                   43,600                      3,365,375

Tuesday Morning Corp. (a)         95,800                      2,442,900

                                                              35,648,206

GROCERY STORES - 1.1%

Fleming Companies, Inc.           395,207                     4,594,281

Kroger Co. (a)                    38,500                      1,075,594

Loblaw Companies Ltd.             48,100                      1,228,232

Safeway, Inc. (a)                 1,343,450                   66,500,775

U.S. Foodservice (a)              309,400                     13,188,175

                                                              86,587,057



                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Action Performance Companies,     292,200                    $ 9,642,600
Inc. (a)

Bed Bath & Beyond, Inc. (a)       543,300                     20,917,050

Best Buy Co., Inc. (a)            15,500                      1,046,250

Circuit City Stores, Inc. -       130,000                     12,090,000
Circuit City Group

Home Depot, Inc.                  1,243,060                   80,099,679

InterTAN, Inc. (a)                127,000                     2,603,500

Office Depot, Inc. (a)            2,196,700                   48,464,694

PETsMART, Inc. (a)                388,200                     3,979,050

Staples, Inc. (a)                 459,350                     14,211,141

Sunglass Hut International,       653,100                     11,225,156
Inc. (a)

Tandy Corp.                       157,400                     7,692,925

                                                              211,972,045

TOTAL RETAIL & WHOLESALE                                      565,079,938

SERVICES - 2.8%

ADVERTISING - 2.0%

Interpublic Group of              454,900                     39,405,713
Companies, Inc.

Lamar Advertising Co. Class A     570,300                     23,346,656
(a)

Outdoor Systems, Inc. (a)         1,786,988                   65,225,062

Saatchi & Saatchi PLC             660,700                     2,236,394

WPP Group PLC                     500,904                     4,238,757

Young & Rubicam, Inc.             578,900                     26,303,769

                                                              160,756,351

LEASING & RENTAL - 0.1%

Hanover Compressor Co. (a)        57,700                      1,853,613

Hertz Corp. Class A               45,400                      2,814,800

                                                              4,668,413

PRINTING - 0.0%

Reynolds & Reynolds Co. Class     185,100                     4,315,144
A

SERVICES - 0.7%

ACNielsen Corp. (a)               402,700                     12,181,675

Block (H&R), Inc.                 473,900                     23,695,000

Carlisle Holdings Ltd. (a)        205,500                     2,979,750

Catalina Marketing Corp. (a)      80,200                      7,378,400

CGI Group, Inc. Class A (sub.     14,900                      315,786
vtg.) (a)

Dun & Bradstreet Corp.            20,600                      730,013

NOVA Corp.                        31,100                      777,500

Professional Detailing, Inc.      9,500                       223,250
(a)

Regis Corp.                       25,700                      493,119

Securitas AB Class B              160,100                     2,407,875

Streamline.com, Inc.              28,100                      226,556

Suez Lyonnaise des Eaux           4,600                       832,256

Telespectrum Worldwide, Inc.      239,300                     1,854,575
(a)

                                                              54,095,755

TOTAL SERVICES                                                223,835,663

TECHNOLOGY - 17.1%

COMMUNICATIONS EQUIPMENT - 3.6%

ADC Telecommunications, Inc.      335,200                     15,272,550
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Ciena Corp. (a)                   107,400                    $ 3,242,138

Cisco Systems, Inc. (a)           2,034,600                   131,104,538

Copper Mountain Networks,         7,800                       602,550
Inc.

DSP Communications, Inc. (a)      159,400                     4,602,675

InterVoice, Inc. (a)              196,500                     2,836,969

Lucent Technologies, Inc.         768,100                     51,798,744

Microwave Power Devices, Inc.     2,400                       36,900
(a)

Nokia AB sponsored ADR            413,600                     37,870,250

Northern Telecom Ltd.             208,240                     17,938,224

PulsePoint Communications (a)     55,700                      332,459

Tellabs, Inc. (a)                 346,300                     23,396,894

                                                              289,034,891

COMPUTER SERVICES & SOFTWARE
- 8.0%

Acxiom Corp. (a)                  272,000                     6,783,000

Adobe Systems, Inc.               306,300                     25,164,459

Affiliated Computer Services,     69,500                      3,518,438
Inc.  Class A (a)

America Online, Inc.              7,300                       806,650

Ariba, Inc.                       2,200                       213,950

Ask Jeeves, Inc.                  1,500                       21,000

Automatic Data Processing,        1,350,800                   59,435,200
Inc.

AVT Corp. (a)                     15,800                      598,425

Bell & Howell Co. (a)             130,600                     4,938,313

Bisys Group, Inc. (The) (a)       60,100                      3,515,850

Ceridian Corp. (a)                1,672,220                   54,660,691

Check Point Software              15,500                      831,188
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          15,700                      887,050

Clarent Corp. Delaware            5,300                       79,500

Clarify, Inc. (a)                 233,800                     9,644,250

Computer Sciences Corp. (a)       74,700                      5,168,306

Dendrite International, Inc.      18,000                      650,250
(a)

DST Systems, Inc. (a)             12,400                      779,650

Electronic Data Systems Corp.     679,400                     38,428,563

Equant NV (Reg.)                  134,700                     12,678,638

Fiserv, Inc. (a)                  71,150                      2,227,884

Forsoft Ltd. (a)(c)               831,800                     6,342,475

Galileo International, Inc.       206,100                     11,013,469

IMS Health, Inc.                  711,100                     22,221,875

Informix Corp. (a)                1,132,100                   9,658,228

International Business            146,200                     18,896,350
Machines Corp.

Intuit, Inc. (a)                  284,800                     25,667,600

Micromuse, Inc. (a)               117,100                     5,840,363

Microsoft Corp. (a)               1,236,200                   111,489,788

National Computer Systems,        181,500                     6,125,625
Inc.

National Instrument Corp. (a)     40,800                      1,647,300

NCR Corp. (a)                     581,400                     28,379,588

Novell, Inc. (a)                  708,300                     18,769,950

Orckit Communications Ltd. (a)    26,200                      648,450

Polycom, Inc. (a)                 412,300                     16,079,700



                                 SHARES                      VALUE (NOTE 1)

Rational Software Corp. (a)       409,600                    $ 13,491,200

Sabre Group Holdings, Inc.        44,600                      3,066,250
Class A (a)

Software.com, Inc.                4,400                       102,025

Sykes Enterprises, Inc. (a)       167,800                     5,600,325

Synopsys, Inc. (a)                69,000                      3,807,938

THINK New Ideas, Inc. (a)(c)      844,000                     13,345,750

Unisys Corp. (a)                  2,277,884                   88,695,108

USWEB Corp. (a)                   43,200                      958,500

VeriSign, Inc. (a)                38,400                      3,312,000

Veritas Software Corp. (a)        38,000                      3,607,625

Verity, Inc. (a)                  9,400                       509,363

Visual Networks, Inc. (a)         80,000                      2,560,000

                                                              652,868,100

COMPUTERS & OFFICE EQUIPMENT
- 1.8%

Apple Computer, Inc. (a)          125,600                     5,816,850

Comdisco, Inc.                    28,800                      738,000

Comverse Technology, Inc. (a)     106,500                     8,040,750

Gateway, Inc. (a)                 10,000                      590,000

Hewlett-Packard Co.               564,350                     56,717,175

Lexmark International Group,      50,200                      3,316,338
Inc. Class A (a)

Network Appliance, Inc. (a)       3,100                       173,213

Redback Networks, Inc.            61,600                      7,734,650

Safeguard Scientifics, Inc.       63,300                      3,924,600
(a)

Silicon Graphics, Inc. (a)        118,600                     1,942,075

Sun Microsystems, Inc. (a)        138,300                     9,525,413

Symbol Technologies, Inc.         648,200                     23,902,375

Xerox Corp.                       429,900                     25,390,969

                                                              147,812,408

ELECTRONIC INSTRUMENTS - 0.9%

Applied Materials, Inc. (a)       44,100                      3,257,888

Hach Co.                          15,000                      271,875

Teradyne, Inc. (a)                62,500                      4,484,375

Thermo Electron Corp. (a)         1,093,600                   21,940,350

Thermo Instrument Systems,        206,500                     3,484,688
Inc. (a)

Trimble Navigation Ltd. (a)       39,100                      503,413

Waters Corp. (a)                  818,200                     43,466,875

                                                              77,409,464

ELECTRONICS - 2.8%

Analog Devices, Inc. (a)          251,600                     12,627,175

Celestica, Inc. (sub-vtg.)        124,600                     5,426,280

Conexant Systems, Inc.            198,600                     11,531,213

Galileo Technology Ltd. (a)       7,800                       353,438

hi/fn, Inc.                       2,900                       220,763

Intel Corp.                       497,500                     29,601,250

Linear Technology Corp.           278,900                     18,756,025

LSI Logic Corp. (a)               111,900                     5,161,388

Microchip Technology, Inc. (a)    4,600                       217,925

Motorola, Inc.                    536,500                     50,833,375

National Semiconductor Corp.      155,300                     3,931,031
(a)

Sanmina Corp. (a)                 15,900                      1,206,413

STMicroelectronics NV             14,900                      1,033,688

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Texas Instruments, Inc.           218,600                    $ 31,697,000

Vitesse Semiconductor Corp.       768,400                     51,818,975
(a)

                                                              224,415,939

PHOTOGRAPHIC EQUIPMENT - 0.0%

Imation Corp. (a)                 10,900                      270,456

TOTAL TECHNOLOGY                                              1,391,811,258

TRANSPORTATION - 1.6%

AIR TRANSPORTATION - 0.7%

Mesa Air Group, Inc. (a)          22,500                      169,102

Northwest Airlines Corp.          41,400                      1,345,500
Class A (a)

Ryanair Holdings PLC              18,900                      1,001,700
sponsored ADR (a)

Southwest Airlines Co.            1,079,325                   33,593,991

Viad Corp.                        751,412                     23,246,809

                                                              59,357,102

RAILROADS - 0.3%

Bombardier, Inc. Class B          384,000                     5,906,885

Burlington Northern Santa Fe      177,400                     5,499,400
Corp.

Union Pacific Corp.               225,700                     13,161,131

                                                              24,567,416

TRUCKING & FREIGHT - 0.6%

American Freightways Corp. (a)    246,500                     4,822,156

C.H. Robinson Worldwide, Inc.     341,300                     12,542,775

Eagle USA Airfreight, Inc. (a)    25,000                      1,060,938

Expeditors International of       157,900                     4,302,775
Washington, Inc.

Swift Transportation Co.,         865,500                     19,041,000
Inc. (a)

USFreightways Corp.               35,000                      1,620,938

                                                              43,390,582

TOTAL TRANSPORTATION                                          127,315,100

UTILITIES - 11.8%

CELLULAR - 3.2%

Advanced Radio Telecom Corp.      15,200                      218,500
(a)

ALLTEL Corp.                      519,800                     37,165,700

Associated Group, Inc. Class      127,200                     8,283,900
A (a)

Mannesmann AG                     274,644                     41,394,169

Nextel Communications, Inc.       170,800                     8,572,025
Class A (a)

Orange PLC ADR (a)                239,300                     18,067,150

Sprint Corp. Series 1 (PCS        114,400                     6,535,100
Group) (a)

Teligent, Inc. Class A (a)        41,400                      2,476,238

Vodafone AirTouch PLC             698,200                     137,545,400
sponsored ADR

VoiceStream Wireless Corp.        125,400                     3,566,063

                                                              263,824,245



                                 SHARES                      VALUE (NOTE 1)

ELECTRIC UTILITY - 0.1%

Calpine Corp. (a)                 66,800                     $ 3,607,200

Entergy Corp.                     11,100                      346,875

Illinova Corp.                    189,900                     5,174,775

PG&E Corp.                        31,000                      1,007,500

                                                              10,136,350

GAS - 0.2%

Dynegy, Inc.                      100,200                     2,041,575

Enron Corp.                       122,700                     10,030,725

                                                              12,072,300

TELEPHONE SERVICES - 8.2%

Ameritech Corp.                   287,100                     21,101,850

AT&T Corp.                        2,981,982                   166,431,870

BCE, Inc.                         111,700                     5,479,234

BellSouth Corp.                   24,800                      1,162,500

Cincinnati Bell, Inc.             212,100                     5,289,244

Commonwealth Telephone            30,300                      1,225,256
Enterprises, Inc. (a)

Covad Communications Group,       42,250                      2,252,453
Inc.

Energis PLC (a)                   319,919                     7,634,723

Global TeleSystems Group,         14,686                      1,189,566
Inc. (a)

MCI WorldCom, Inc. (a)            3,590,546                   309,011,365

McLeodUSA, Inc. Class A (a)       123,900                     6,814,500

NEXTLINK Communications, Inc.     99,700                      7,415,188
Class A (a)

Nippon Telegraph & Telephone      2,470                       28,729,224
Corp.

NorthPoint Communication          40,200                      1,467,300
Holdings, Inc.

Qwest Communications              1,254,344                   41,471,748
International, Inc. (a)

SBC Communications, Inc.          555,290                     32,206,820

Telecom Italia Spa                2,149,300                   22,607,845

WinStar Communications, Inc.      71,300                      3,475,875
(a)

                                                              664,966,561

WATER - 0.1%

Azurix Corp.                      320,200                     6,404,000

TOTAL UTILITIES                                               957,403,456

TOTAL COMMON STOCKS                                           7,313,053,448
(Cost $5,526,891,314)


U.S. TREASURY OBLIGATIONS -
1.9%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT

U.S. Treasury Bills, yield at     -        $ 6,400,000                      6,370,615
date of purchase 4.24% to
4.78% 7/1/99 to 9/30/99 (d)

U.S. Treasury Bonds:

6.125% 11/15/27                   Aaa       20,000,000                      19,865,600

6.375% 8/15/27                    Aaa       61,000,000                      62,506,090

6.5% 11/15/26                     Aaa       5,000,000                       5,194,550

6.75% 8/15/26                     Aaa       9,900,000                       10,599,138

U.S. TREASURY OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. Treasury Bonds: -
continued

6.875% 8/15/25                    Aaa      $ 36,500,000                    $ 39,568,190

7.625% 2/15/25                    Aaa       9,500,000                       11,205,535

TOTAL U.S. TREASURY OBLIGATIONS                                             155,309,718
(Cost $157,346,178)

CASH EQUIVALENTS - 8.0%

                                            MATURITY AMOUNT

Investments in repurchase                 $ 6,567,274                        6,567,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 1.5%,
dated 6/30/99 due 7/1/99

                                             SHARES

Taxable Central Cash Fund (b)                646,393,001                     646,393,001

TOTAL CASH EQUIVALENTS                                                       652,960,001
(Cost $652,960,001)

TOTAL INVESTMENT IN                                                        $ 8,121,323,167
SECURITIES - 100%
(Cost $6,337,197,493)



FUTURES CONTRACTS

                         EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

153 S&P 500 Stock Index  Sept. 1999           $ 52,850,025                $ 1,208,657
Contracts


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 0.7%

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                 PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Forsoft Ltd.              $ -            $ -         $ -              $ 6,342,475

PJ America, Inc.           2,949,430      -           -                9,127,575

THINK New   Ideas, Inc.     4,396,872      -           -                13,345,750

TOTALS                    $ 7,346,302    $ -         $ -              $ 28,815,800


(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,995,000.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $7,804,592,641 and $7,189,313,289, respectively, of which long-term U.S. government and government agency obligations aggregated $126,084,531 and $115,771,688, respectively.

The market value of futures contracts opened and closed during the period amounted to $515,014,560 and $477,512,756, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $765,888 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $6,400,120,961. Net unrealized appreciation aggregated $1,721,202,206, of which $1,836,833,466 related to appreciated investment securities and $115,631,260 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 8,121,323,167
value (including repurchase
agreements of $6,567,000)
(cost $6,337,197,493) -  See
accompanying schedule

Receivable for investments                     141,208,509
sold

Receivable for fund shares                     15,671,059
sold

Dividends receivable                           3,752,296

Interest receivable                            5,546,873

Receivable for daily                           897,933
variation on futures
contracts

Other receivables                              855,159

 TOTAL ASSETS                                  8,289,254,996

LIABILITIES

Payable for investments        $ 129,361,416
purchased

Payable for fund shares         2,180,115
redeemed

Accrued management fee          3,788,077

Distribution fees payable       24,820

Other payables and  accrued     189,671
expenses

 TOTAL LIABILITIES                             135,544,099

NET ASSETS                                    $ 8,153,710,897

Net Assets consist of:

Paid in capital                               $ 5,528,155,841

Undistributed net investment                   12,245,979
income

Accumulated undistributed net                  828,008,703
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    1,785,300,374
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                    $ 8,153,710,897

INITIAL CLASS: NET ASSET                       $26.10
VALUE, offering  price and
redemption price  per share
($7,828,682,938 (divided by)
  299,934,503 shares)

SERVICE CLASS: NET ASSET                       $26.07
VALUE, offering   price and
redemption price   per share
($325,027,959 (divided by)
12,469,052 shares)

STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JUNE 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                                $ 20,154,055
Dividends

Interest                                          18,110,483

 TOTAL INCOME                                     38,264,538

EXPENSES

Management fee                   $ 21,229,808

Transfer agent fees               2,469,358

Distribution fees - Service       112,767
Class

Accounting fees and expenses      475,016

Non-interested trustees'          11,179
compensation

Custodian fees and expenses       225,541

Registration fees                 121,843

Audit                             23,934

Miscellaneous                     68,035

 Total expenses before            24,737,481
reductions

 Expense reductions               (1,007,736)     23,729,745

NET INVESTMENT INCOME                             14,534,793

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            907,237,572

 Foreign currency transactions    (40,606)

 Futures contracts                2,052,082       909,249,048

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (147,801,136)

 Assets and liabilities in        (55,066)
foreign currencies

 Futures contracts                1,152,514       (146,703,688)

NET GAIN (LOSS)                                   762,545,360

NET INCREASE (DECREASE) IN                       $ 777,080,153
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                                $ 999,711
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                               8,025

                                                 $ 1,007,736

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 14,534,793               $ 31,078,671
income

 Net realized gain (loss)       909,249,048                176,892,378

 Change in net unrealized       (146,703,688)              1,158,422,991
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     777,080,153                1,366,394,040
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (32,779,254)               (29,014,734)
From net investment income

 From net realized gain         (240,381,202)              (213,465,544)

 TOTAL DISTRIBUTIONS            (273,160,456)              (242,480,278)

Share transactions - net        1,108,645,520              1,305,641,290
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,612,565,217              2,429,555,052
IN NET ASSETS

NET ASSETS

 Beginning of period            6,541,145,680              4,111,590,628

 End of period (including      $ 8,153,710,897            $ 6,541,145,680
undistributed net investment
income of $12,245,979 and
$30,790,900, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                   YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS          SHARES                        DOLLARS

Share transactions Initial   44,022,659                $ 1,101,136,037   78,130,341                   $ 1,666,803,775
Class  Sold

  Reinvested                 11,119,147                 266,192,366      12,506,721                    242,005,046

  Redeemed                   (16,638,218)               (413,860,244)    (35,242,800)                  (730,882,335)

  Net increase (decrease)    38,503,588                $ 953,468,159     55,394,262                   $ 1,177,926,486

 Service Class  Sold         6,059,477                 $ 151,409,760     6,109,863                    $ 128,808,187

  Reinvested                 291,308                    6,968,091        24,559                        475,234

  Redeemed                   (129,390)                  (3,200,490)      (73,492)                      (1,568,617)

  Net increase (decrease)    6,221,395                 $ 155,177,361     6,060,930                    $ 127,714,804

Distributions From net                                 $ 31,943,083                                   $ 28,957,869
investment income  Initial
Class

  Service Class                                         836,171                                        56,865

  Total                                                $ 32,779,254                                   $ 29,014,734

 From net realized gain                                $ 234,249,282                                  $ 213,047,177
Initial Class

  Service Class                                         6,131,920                                      418,367

  Total                                                $ 240,381,202                                  $ 213,465,544

                                                       $ 273,160,456                                  $ 242,480,278



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                  1997         1996         1995 F

Net asset value, beginning of    $ 24.44                         $ 19.94               $ 16.56      $ 13.79      $ 10.00
period

Income from Investment
Operations

Net investment income             .05 D                           .13 D                 .16 D        .14          .06

Net realized and unrealized       2.61                            5.54                  3.73         2.76         3.91
gain (loss)

Total from investment             2.66                            5.67                  3.89         2.90         3.97
operations

Less Distributions

From net investment income        (.12)                           (.14)                 (.14)        -            (.06)

From net realized gain            (.88)                           (1.03)                (.37)        (.13)        (.12)

 Total distributions              (1.00)                          (1.17)                (.51)        (.13)        (.18)

Net asset value, end of period   $ 26.10                         $ 24.44               $ 19.94      $ 16.56      $ 13.79

TOTAL RETURN B, C                 11.25%                          29.98%                24.14%       21.22%       39.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,828,683                     $ 6,388,592           $ 4,107,868  $ 2,394,103  $ 877,000
(000 omitted)

Ratio of expenses to average      .69% A                          .70%                  .71%         .74%         .72%
net assets

Ratio of expenses to average      .66% A, G                       .66% G                .68% G       .71% G       .72%
net assets after expense
reductions

Ratio of net investment           .41% A                          .62%                  .90%         1.33%        1.07%
income to average net assets

Portfolio turnover                218% A                          201%                  142%         178%         132%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 24.42                         $ 19.93                   $ 19.99
period

Income from Investment
Operations

Net investment income D           .04                             .11                       .03

Net realized and unrealized       2.61                            5.55                      (.09)
gain (loss)

Total from investment             2.65                            5.66                      (.06)
operations

Less Distributions

From net investment income        (.12)                           (.14)                     -

From net realized gain            (.88)                           (1.03)                    -

Total distributions               (1.00)                          (1.17)                    -

Net asset value, end of period   $ 26.07                         $ 24.42                   $ 19.93

TOTAL RETURN B, C                 11.22%                          29.94%                    (0.30)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 325,028                       $ 152,553                 $ 3,722
(000 omitted)

Ratio of expenses to average      .79% A                          .80%                      .81% A
net assets

Ratio of expenses to average      .76% A, G                       .75% G                    .78% A, G
net assets after expense
reductions

Ratio of net investment           .31% A                          .53%                      1.14% A
income to average net assets

Portfolio turnover                218% A                          201%                      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: GROWTH - "INITIAL CLASS"  33.98%       27.63%        19.21%

Russell 3000 Growth            25.58%       28.27%        19.05%

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS
             VIP GROWTH                  RUSSELL 3000 GROWTH
             00151                       RS007
  1989/06/30      10000.00                    10000.00
  1989/07/31      10893.52                    10969.08
  1989/08/31      11079.67                    11160.18
  1989/09/30      11176.47                    11216.75
  1989/10/31      10863.74                    10987.80
  1989/11/30      11042.44                    11261.19
  1989/12/31      11303.05                    11465.66
  1990/01/31      10647.80                    10525.79
  1990/02/28      10749.51                    10622.47
  1990/03/31      10880.89                    11049.92
  1990/04/30      10564.04                    10892.77
  1990/05/31      11499.12                    12013.66
  1990/06/30      11738.68                    12139.35
  1990/07/31      11553.21                    12002.96
  1990/08/31      10363.12                    10819.33
  1990/09/30       9296.67                    10212.49
  1990/10/31       8964.37                    10221.55
  1990/11/30       9690.79                    10922.39
  1990/12/31       9976.72                    11315.29
  1991/01/31      10641.32                    11919.03
  1991/02/28      11435.21                    12887.70
  1991/03/31      11780.31                    13417.40
  1991/04/30      11670.50                    13349.10
  1991/05/31      12360.69                    13947.09
  1991/06/30      11443.05                    13269.08
  1991/07/31      12533.24                    13974.86
  1991/08/31      13090.10                    14449.43
  1991/09/30      13192.06                    14223.97
  1991/10/31      13599.90                    14467.32
  1991/11/30      12823.43                    14075.86
  1991/12/31      14517.54                    16028.63
  1992/01/31      15403.81                    15732.62
  1992/02/29      15726.05                    15765.54
  1992/03/31      14762.25                    15305.37
  1992/04/30      14183.97                    15355.36
  1992/05/31      14063.49                    15459.86
  1992/06/30      13517.34                    15037.13
  1992/07/31      14039.39                    15698.06
  1992/08/31      13653.87                    15480.02
  1992/09/30      13894.82                    15675.23
  1992/10/31      14432.95                    15936.07
  1992/11/30      15396.75                    16680.11
  1992/12/31      15870.62                    16865.65
  1993/01/31      16183.86                    16699.85
  1993/02/28      15850.23                    16390.47
  1993/03/31      16482.27                    16713.43
  1993/04/30      16309.89                    16054.35
  1993/05/31      17524.72                    16644.52
  1993/06/30      17705.30                    16505.67
  1993/07/31      17656.05                    16247.92
  1993/08/31      18542.55                    16923.25
  1993/09/30      18887.30                    16854.75
  1993/10/31      19067.88                    17325.20
  1993/11/30      18296.30                    17158.58
  1993/12/31      18944.75                    17488.53
  1994/01/31      19420.84                    17898.09
  1994/02/28      19220.53                    17594.26
  1994/03/31      18347.27                    16722.89
  1994/04/30      18460.79                    16797.56
  1994/05/31      18032.89                    16994.84
  1994/06/30      17115.96                    16473.37
  1994/07/31      17709.78                    17004.50
  1994/08/31      18714.04                    17981.40
  1994/09/30      18486.99                    17767.26
  1994/10/31      19237.99                    18163.45
  1994/11/30      18469.52                    17567.52
  1994/12/31      18941.08                    17873.82
  1995/01/31      18583.05                    18180.12
  1995/02/28      19352.62                    18949.66
  1995/03/31      20055.08                    19504.04
  1995/04/30      20731.19                    19917.51
  1995/05/31      21539.01                    20570.63
  1995/06/30      23444.42                    21424.10
  1995/07/31      25762.52                    22393.19
  1995/08/31      26078.63                    22444.00
  1995/09/30      26754.74                    23418.02
  1995/10/31      26482.54                    23313.11
  1995/11/30      26464.98                    24231.38
  1995/12/31      25639.59                    24409.93
  1996/01/31      26043.50                    25123.53
  1996/02/29      26916.68                    25649.93
  1996/03/31      27020.57                    25729.74
  1996/04/30      28078.35                    26538.37
  1996/05/31      28956.68                    27511.78
  1996/06/30      28390.01                    27351.94
  1996/07/31      26217.79                    25569.50
  1996/08/31      27001.68                    26350.15
  1996/09/30      28815.01                    28211.38
  1996/10/31      28748.90                    28241.83
  1996/11/30      30345.01                    30232.65
  1996/12/31      29410.01                    29751.51
  1997/01/31      31100.57                    31707.36
  1997/02/28      30393.57                    31333.59
  1997/03/31      28690.36                    29592.06
  1997/04/30      30070.55                    31355.67
  1997/05/31      32155.52                    33817.18
  1997/06/30      33476.98                    35152.57
  1997/07/31      35992.65                    38136.45
  1997/08/31      34602.67                    36218.19
  1997/09/30      36609.33                    38114.04
  1997/10/31      35229.14                    36612.47
  1997/11/30      36237.36                    37917.03
  1997/12/31      36315.67                    38302.18
  1998/01/31      36805.10                    39287.65
  1998/02/28      39570.06                    42289.89
  1998/03/31      40958.69                    43983.91
  1998/04/30      41760.25                    44560.74
  1998/05/31      40687.74                    43112.60
  1998/06/30      43261.77                    45555.76
  1998/07/31      44142.35                    44943.59
  1998/08/31      36939.59                    37900.84
  1998/09/30      40755.47                    40882.85
  1998/10/31      43634.32                    44078.18
  1998/11/30      46671.23                    47435.92
  1998/12/31      50656.46                    51714.16
  1999/01/31      54754.58                    54698.02
  1999/02/28      52066.37                    52014.99
  1999/03/31      54968.80                    54691.85
  1999/04/30      55158.92                    55090.59
  1999/05/31      54411.13                    53529.47
  1999/06/30      57959.96                    57208.39
IMATRL PRASUN   SHR__CHT 19990630 19990723 110750 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Growth Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $57,960 - a 479.60% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $57,208 - a 472.08% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Philip Morris Companies, Inc.   2.7

Warner-Lambert Co.              2.6

Cisco Systems, Inc.             2.6

Microsoft Corp.                 2.5

Lilly (Eli) & Co.               2.3

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      27.1

HEALTH                          17.1

FINANCE                         10.8

MEDIA & LEISURE                 10.6

RETAIL & WHOLESALE              9.5

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                      98.5%

Short-term Investments       1.5%

* FOREIGN INVESTMENTS        8.2%

Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: GROWTH - SERVICE CLASS   33.83%       27.59%        19.19%

Russell 3000(registered       25.58%       28.27%        19.05%
trademark) Growth

S&P 500                       22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of U.S. domiciled growth-oriented stocks. You can also compare the fund's returns to the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS

             VIP GROWTH - SC             RUSSELL 3000 GROWTH
             00472                       RS007
  1989/06/30      10000.00                    10000.00
  1989/07/31      10893.52                    10969.08
  1989/08/31      11079.67                    11160.18
  1989/09/30      11176.47                    11216.75
  1989/10/31      10863.74                    10987.80
  1989/11/30      11042.44                    11261.19
  1989/12/31      11303.05                    11465.66
  1990/01/31      10647.80                    10525.79
  1990/02/28      10749.51                    10622.47
  1990/03/31      10880.89                    11049.92
  1990/04/30      10564.04                    10892.77
  1990/05/31      11499.12                    12013.66
  1990/06/30      11738.68                    12139.35
  1990/07/31      11553.21                    12002.96
  1990/08/31      10363.12                    10819.33
  1990/09/30       9296.67                    10212.49
  1990/10/31       8964.37                    10221.55
  1990/11/30       9690.79                    10922.39
  1990/12/31       9976.72                    11315.29
  1991/01/31      10641.32                    11919.03
  1991/02/28      11435.21                    12887.70
  1991/03/31      11780.31                    13417.40
  1991/04/30      11670.50                    13349.10
  1991/05/31      12360.69                    13947.09
  1991/06/30      11443.05                    13269.08
  1991/07/31      12533.24                    13974.86
  1991/08/31      13090.10                    14449.43
  1991/09/30      13192.06                    14223.97
  1991/10/31      13599.90                    14467.32
  1991/11/30      12823.43                    14075.86
  1991/12/31      14517.54                    16028.63
  1992/01/31      15403.81                    15732.62
  1992/02/29      15726.05                    15765.54
  1992/03/31      14762.25                    15305.37
  1992/04/30      14183.97                    15355.36
  1992/05/31      14063.49                    15459.86
  1992/06/30      13517.34                    15037.13
  1992/07/31      14039.39                    15698.06
  1992/08/31      13653.87                    15480.02
  1992/09/30      13894.82                    15675.23
  1992/10/31      14432.95                    15936.07
  1992/11/30      15396.75                    16680.11
  1992/12/31      15870.62                    16865.65
  1993/01/31      16183.86                    16699.85
  1993/02/28      15850.23                    16390.47
  1993/03/31      16482.27                    16713.43
  1993/04/30      16309.89                    16054.35
  1993/05/31      17524.72                    16644.52
  1993/06/30      17705.30                    16505.67
  1993/07/31      17656.05                    16247.92
  1993/08/31      18542.55                    16923.25
  1993/09/30      18887.30                    16854.75
  1993/10/31      19067.88                    17325.20
  1993/11/30      18296.30                    17158.58
  1993/12/31      18944.75                    17488.53
  1994/01/31      19420.84                    17898.09
  1994/02/28      19220.53                    17594.26
  1994/03/31      18347.27                    16722.89
  1994/04/30      18460.79                    16797.56
  1994/05/31      18032.89                    16994.84
  1994/06/30      17115.96                    16473.37
  1994/07/31      17709.78                    17004.50
  1994/08/31      18714.04                    17981.40
  1994/09/30      18486.99                    17767.26
  1994/10/31      19237.99                    18163.45
  1994/11/30      18469.52                    17567.52
  1994/12/31      18941.08                    17873.82
  1995/01/31      18583.05                    18180.12
  1995/02/28      19352.62                    18949.66
  1995/03/31      20055.08                    19504.04
  1995/04/30      20731.19                    19917.51
  1995/05/31      21539.01                    20570.63
  1995/06/30      23444.42                    21424.10
  1995/07/31      25762.52                    22393.19
  1995/08/31      26078.63                    22444.00
  1995/09/30      26754.74                    23418.02
  1995/10/31      26482.54                    23313.11
  1995/11/30      26464.98                    24231.38
  1995/12/31      25639.59                    24409.93
  1996/01/31      26043.50                    25123.53
  1996/02/29      26916.68                    25649.93
  1996/03/31      27020.57                    25729.74
  1996/04/30      28078.35                    26538.37
  1996/05/31      28956.68                    27511.78
  1996/06/30      28390.01                    27351.94
  1996/07/31      26217.79                    25569.50
  1996/08/31      27001.68                    26350.15
  1996/09/30      28815.01                    28211.38
  1996/10/31      28748.90                    28241.83
  1996/11/30      30345.01                    30232.65
  1996/12/31      29410.01                    29751.51
  1997/01/31      31100.57                    31707.36
  1997/02/28      30393.57                    31333.59
  1997/03/31      28690.36                    29592.06
  1997/04/30      30070.55                    31355.67
  1997/05/31      32155.52                    33817.18
  1997/06/30      33476.98                    35152.57
  1997/07/31      35992.65                    38136.45
  1997/08/31      34602.67                    36218.19
  1997/09/30      36609.33                    38114.04
  1997/10/31      35229.14                    36612.47
  1997/11/30      36227.57                    37917.03
  1997/12/31      36305.88                    38302.18
  1998/01/31      36795.31                    39287.65
  1998/02/28      39560.34                    42289.89
  1998/03/31      40949.01                    43983.91
  1998/04/30      41750.61                    44560.74
  1998/05/31      40666.76                    43112.60
  1998/06/30      43240.89                    45555.76
  1998/07/31      44110.23                    44943.59
  1998/08/31      36907.18                    37900.84
  1998/09/30      40723.21                    40882.85
  1998/10/31      43590.89                    44078.18
  1998/11/30      46627.91                    47435.92
  1998/12/31      50602.01                    51714.16
  1999/01/31      54700.30                    54698.02
  1999/02/28      52000.57                    52014.99
  1999/03/31      54890.90                    54691.85
  1999/04/30      55081.05                    55090.59
  1999/05/31      54333.11                    53529.47
  1999/06/30      57869.96                    57208.39
IMATRL PRASUN   SHR__CHT 19990630

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Growth Portfolio - Service Class on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $57,870 - a 478.70% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $57,208 - a 472.08% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

Philip Morris Companies, Inc.   2.7

Warner-Lambert Co.              2.6

Cisco Systems, Inc.             2.6

Microsoft Corp.                 2.5

Lilly (Eli) & Co.               2.3

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      27.1

HEALTH                          17.1

FINANCE                         10.8

MEDIA & LEISURE                 10.6

RETAIL & WHOLESALE              9.5

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                    98.5%

Short-term Investments     1.5%

* FOREIGN INVESTMENTS      8.2%

Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jennifer Uhrig)

An interview with
Jennifer Uhrig,
Portfolio Manager
of Growth Portfolio

Q. HOW DID THE FUND PERFORM, JENNIFER?

A. The fund performed well over the most recent six-month period that ended June 30, 1999, and provided higher returns than both the Russell 3000 Growth Index and the Standard & Poor's 500 Index, which returned 10.62% and 12.38%, respectively. For the most recent 12-month period that ended June 30, 1999, the fund easily outpaced both the Russell and S&P indexes, which returned 25.58% and 22.76%, respectively, during that time.

Q. EARLIER IN THE PERIOD, THE FUND CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 3000 GROWTH INDEX. WHY?

A. Given the fund's focus on stocks with "growth" characteristics, the Russell 3000 Growth Index conforms more closely with the fund's investment strategy than the S&P 500 index, which is not style-specific and thus measures the performance of both value and growth stocks. We believe that the new index more accurately reflects how the fund is performing relative to its universe of stocks. By making the change, we present shareholders with a better yardstick against which they can evaluate the fund's performance.

Q. OVERALL, WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO ITS BENCHMARK?

A. Much of the fund's success can be attributed to strong stock picking within the media/leisure and technology sectors. Cable stocks and certain large-cap tech stocks, such as Microsoft, were strong contributors. Also fueling performance was the fund's overweighting in oil-sensitive energy stocks, especially relative to the growth universe, during the recovery in oil prices. An underweighting in nondurables also helped as many of these companies confronted disappointing earnings overseas.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX-MONTH PERIOD? HOW DID YOU POSITION THE FUND IN LIGHT OF THE DRAMATIC RISE IN
CYCLICAL STOCKS DURING THE SECOND QUARTER?

A. Most notably, I decreased the fund's weighting in technology, specifically among the larger-caps, as I became increasingly concerned about their high valuation levels. In health care, I added to the fund's positions in the fastest-growing drug stocks, such as Eli Lilly and Warner-Lambert, as they sold off. I also increased the fund's weighting in financial stocks, which had underperformed in 1998. Lastly, I managed to expose the portfolio to the Internet by buying more AT&T, and its newly acquired broadband capabilities, without having to pay the stratospheric prices characteristic of many stocks in this industry. Since this is a growth fund, I'm not going to have huge cyclical exposure. I did, however, add some cyclical, or economically sensitive, stocks along the way.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Microsoft was up strongly over the past six months, driven by a robust product cycle including the much-anticipated releases of both Office 2000 and Windows 2000. Also helping performance was MCI WorldCom, an industry leader in data, Internet and international communications services, which enjoyed strong revenue growth and the cost benefits associated with acquisitions. Cisco Systems' shares also soared as the firm continued to reap the benefits of its dominant market share in providing data network equipment required to meet the growing demands of the Internet and various telecommunications networks.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Philip Morris, in spite of its attractive valuation and impressive fundamentals, suffered from the potential for further litigation. Drug stocks in general - including Warner-Lambert and Eli Lilly - underwent severe corrections as the market rotated away from these expensive stocks in favor of attractively valued cyclical stocks during the period.

Q. WHAT'S YOUR OUTLOOK?

A. I'll continue to pursue growth prospects that tend to thrive irrespective of the economy's ebbs and flows. I may, however, consider limited exposure to cyclicals if it appears the worldwide economy is accelerating. Under these circumstances, certain traditional cyclicals may show better growth than the average growth stock. However, I feel that a lot of the valuation discrepancy between growth and value has already been corrected, and I remain confident in the availability of attractive opportunities in the growth universe. The biggest risk to growth stocks today is higher interest rates, which pose a threat to high price-to-earnings ratios. If the economy can stay healthy without generating appreciable inflation and, hence, higher rates, growth stocks should continue to perform well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: to increase the value of the fund's shares over the long term by investing in companies with above-average growth potential

START DATE: October 9, 1986

SIZE: as of June 30, 1999, more than $14.2 billion

MANAGER: Jennifer Uhrig, since 1997; joined
Fidelity in 1987

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 98.5%

                                 SHARES                          VALUE (NOTE 1)

BASIC INDUSTRIES - 3.2%

CHEMICALS & PLASTICS - 1.8%

Cytec Industries, Inc. (a)        1,240,100                      $ 39,528,188

Dow Chemical Co.                  210,200                         26,669,125

Eastman Chemical Co.              904,800                         46,823,400

Great Lakes Chemical Corp.        1,258,500                       57,969,656

NOVA Chemicals Corp.              1,958,500                       46,194,196

Solutia, Inc.                     970,300                         20,679,519

Union Carbide Corp.               599,900                         29,245,125

                                                                  267,109,209

METALS & MINING - 1.0%

Alcoa, Inc.                       956,200                         59,164,875

Commscope, Inc. (a)               1,072,200                       32,970,150

Falconbridge Ltd.                 578,200                         8,241,929

Inco Ltd.                         2,201,400                       39,582,156

                                                                  139,959,110

PACKAGING & CONTAINERS - 0.4%

Bemis Co., Inc.                   193,500                         7,691,625

Owens-Illinois, Inc. (a)          1,449,900                       47,393,606

                                                                  55,085,231

TOTAL BASIC INDUSTRIES                                            462,153,550

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.1%

Owens-Corning                     350,700                         12,055,313

ENGINEERING - 0.1%

Stolt Comex Seaway SA             974,000                         10,592,250

Stolt Comex Seaway SA             199,250                         2,141,938
sponsored ADR Class A

                                                                  12,734,188

TOTAL CONSTRUCTION & REAL                                         24,789,501
ESTATE

DURABLES - 0.6%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Eaton Corp.                       217,100                         19,973,200

CONSUMER ELECTRONICS - 0.4%

Matsushita Electric               643,000                         12,751,495
Industrial Co. Ltd.

Sony Corp.                        441,400                         48,719,528

                                                                  61,471,023

TOTAL DURABLES                                                    81,444,223

ENERGY - 5.0%

ENERGY SERVICES - 1.9%

Baker Hughes, Inc.                1,271,970                       42,610,995

BJ Services Co. (a)               730,100                         21,492,319

Coflexip SA sponsored ADR (c)     928,500                         40,389,750

Halliburton Co.                   1,504,900                       68,096,725



                                 SHARES                          VALUE (NOTE 1)

Schlumberger Ltd.                 892,300                        $ 56,828,356

Smith International, Inc. (a)     806,750                         35,043,203

                                                                  264,461,348

OIL & GAS - 3.1%

Apache Corp.                      818,700                         31,929,300

Exxon Corp.                       1,790,000                       138,053,750

Newfield Exploration Co. (a)      1,617,400                       45,994,813

Noble Affiliates, Inc.            1,544,900                       43,546,869

Tosco Corp.                       2,517,000                       65,284,688

USX-Marathon Group                1,765,200                       57,479,325

Vastar Resources, Inc.            255,400                         13,392,538

Weatherford International,        1,223,740                       44,819,478
Inc. (a)

                                                                  440,500,761

TOTAL ENERGY                                                      704,962,109

FINANCE - 10.8%

BANKS - 1.3%

Bank of Ireland, Inc. (Great      1,849,111                       31,221,649
Britain)

Chase Manhattan Corp.             839,800                         72,747,675

State Street Corp.                530,050                         45,253,019

U.S. Bancorp                      1,129,000                       38,386,000

                                                                  187,608,343

CREDIT & OTHER FINANCE - 2.3%

American Express Co.              992,200                         129,110,025

Associates First Capital          1,231,400                       54,566,413
Corp. Class A

Citigroup, Inc.                   1,349,550                       64,103,625

Household International, Inc.     1,365,738                       64,701,838

Providian Financial Corp.         206,200                         19,279,700

                                                                  331,761,601

FEDERAL SPONSORED CREDIT - 2.6%

Fannie Mae                        4,060,700                       277,650,363

Freddie Mac                       1,754,900                       101,784,200

                                                                  379,434,563

INSURANCE - 3.7%

Aetna, Inc.                       591,000                         52,857,563

Allmerica Financial Corp.         657,910                         40,009,152

Ambac Financial Group, Inc.       560,500                         32,018,563

American International Group,     1,644,665                       192,528,597
Inc.

CIGNA Corp.                       1,136,500                       101,148,500

Mutual Risk Management Ltd.       123,100                         4,108,463

Progressive Corp.                 330,700                         47,951,500

UNUM Corp.                        656,800                         35,959,800

Xl Capital Ltd.                   287,700                         16,255,050

                                                                  522,837,188

SECURITIES INDUSTRY - 0.9%

Daiwa Securities Co. Ltd.         4,292,000                       28,324,192

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Nikko Securities Co. Ltd.         5,933,000                      $ 38,223,743

Nomura Securities Co. Ltd.        4,901,000                       57,287,832

                                                                  123,835,767

TOTAL FINANCE                                                     1,545,477,462

HEALTH - 17.1%

DRUGS & PHARMACEUTICALS - 13.5%

Alpharma, Inc. Class A            305,100                         10,850,119

American Home Products Corp.      879,600                         50,577,000

Amgen, Inc. (a)                   961,600                         58,537,400

Biogen, Inc. (a)                  544,800                         35,037,450

Bristol-Myers Squibb Co.          3,851,900                       271,318,206

Chiron Corp. (a)                  1,648,170                       34,199,528

Elan Corp. PLC sponsored ADR      3,150,800                       87,434,700
(a)

Genzyme Corp.                     203,732                         897,694

Genzyme Corp. (General            1,231,400                       59,722,900
Division)

Lilly (Eli) & Co.                 4,451,300                       318,824,363

Medimmune, Inc. (a)               248,000                         16,802,000

Merck & Co., Inc.                 3,989,500                       295,223,000

PE Corp.:

(Biosystems Group)                410,400                         47,093,400

(Celera Genomics Group)           205,200                         3,321,675

Pfizer, Inc.                      797,200                         87,492,700

Quintiles Transnational Corp.     1,083,500                       45,507,000
(a)

Schering-Plough Corp.             1,832,070                       97,099,710

Sepracor, Inc. (a)                60,300                          4,899,375

Takeda Chemical Industries        346,000                         16,012,045
Ltd.

Warner-Lambert Co.                5,397,300                       374,437,688

                                                                  1,915,287,953

MEDICAL EQUIPMENT & SUPPLIES
- 2.4%

Boston Scientific Corp. (a)       1,647,000                       72,365,063

Guidant Corp.                     337,500                         17,360,156

Johnson & Johnson                 2,623,000                       257,054,000

                                                                  346,779,219

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Columbia/HCA Healthcare Corp.     1,988,900                       45,371,781

Health Management Associates,     2,503,450                       28,163,813
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             2,418,400                       36,124,850

Tenet Healthcare Corp. (a)        560,700                         10,407,994

United HealthCare Corp.           792,000                         49,599,000

                                                                  169,667,438

TOTAL HEALTH                                                      2,431,734,610



                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

ELECTRICAL EQUIPMENT - 1.1%

General Electric Co.              1,142,200                      $ 129,068,600

Mitsubishi Electric Corp.         7,879,000                       30,222,604

                                                                  159,291,204

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

ASM Lithography Holding N V       911,300                         54,108,438
(a)

Case Corp.                        931,400                         44,823,625

Deere & Co.                       120,200                         4,762,925

Ingersoll-Rand Co.                60,100                          3,883,963

                                                                  107,578,951

TOTAL INDUSTRIAL MACHINERY &                                      266,870,155
EQUIPMENT

MEDIA & LEISURE - 10.6%

BROADCASTING - 5.6%

AT&T Corp. (Liberty Media         1,192,840                       43,836,870
Group) Class A (a)

Cablevision Systems Corp.         779,600                         54,572,000
Class A (a)

CBS Corp. (a)                     2,148,600                       93,329,813

Clear Channel Communications,     632,800                         43,623,650
Inc. (a)

Comcast Corp. Class A             3,582,400                       137,698,500
(special)

Cox Communications, Inc.          2,353,400                       86,634,538
Class A (a)

MediaOne Group, Inc.              2,471,700                       183,832,688

NTL, Inc. (a)                     529,000                         45,593,188

Time Warner, Inc.                 1,312,779                       96,489,257

United International              42,300                          2,860,538
Holdings, Inc.  Class A (a)

USA Networks, Inc. (a)            106,100                         4,257,263

                                                                  792,728,305

ENTERTAINMENT - 0.9%

Disney (Walt) Co.                 3,059,120                       94,259,135

King World Productions, Inc.      466,700                         16,246,994
(a)

Royal Carribean Cruises Ltd.      601,000                         26,293,750

                                                                  136,799,879

LEISURE DURABLES & TOYS - 0.2%

Harley-Davidson, Inc.             644,100                         35,022,938

PUBLISHING - 0.3%

Reader's Digest Association,      1,042,000                       41,419,500
Inc.  Class A (non-vtg.)

RESTAURANTS - 3.6%

Brinker International, Inc.       1,793,400                       48,758,063
(a)

Darden Restaurants, Inc.          2,242,800                       48,921,075

McDonald's Corp.                  4,997,700                       206,467,481

Outback Steakhouse, Inc. (a)      1,919,150                       75,446,584

Papa John's International,        309,800                         13,844,188
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Tricon Global Restaurants,        1,631,060                      $ 88,281,123
Inc. (a)

Wendy's International, Inc.       977,000                         27,661,313

                                                                  509,379,827

TOTAL MEDIA & LEISURE                                             1,515,350,449

NONDURABLES - 4.7%

FOODS - 0.5%

American Italian Pasta Co.        642,000                         19,500,750
Class A (a)

Keebler Foods Co. (a)             606,200                         18,413,325

Nabisco Holdings Corp. Class A    902,000                         39,011,500

                                                                  76,925,575

HOUSEHOLD PRODUCTS - 1.5%

Avon Products, Inc.               1,426,300                       79,159,650

Gillette Co.                      1,292,400                       52,988,400

Procter & Gamble Co.              921,100                         82,208,175

                                                                  214,356,225

TOBACCO - 2.7%

Philip Morris Companies, Inc.     9,450,700                       379,799,982

TOTAL NONDURABLES                                                 671,081,782

PRECIOUS METALS - 0.6%

Barrick Gold Corp.                1,434,000                       27,842,757

Homestake Mining Co.              2,249,300                       18,416,144

Newmont Mining Corp.              1,472,000                       29,256,000

Placer Dome, Inc.                 1,426,100                       16,672,120

                                                                  92,187,021

RETAIL & WHOLESALE - 9.5%

APPAREL STORES - 1.0%

Abercrombie & Fitch Co. Class     1,248,780                       59,941,440
A (a)

TJX Companies, Inc.               1,998,800                       66,585,025

World Co. Ltd.                    159,400                         11,571,211

                                                                  138,097,676

DRUG STORES - 1.1%

CVS Corp.                         2,010,410                       102,028,308

Walgreen Co.                      2,040,060                       59,926,763

                                                                  161,955,071

GENERAL MERCHANDISE STORES -
4.4%

Consolidated Stores Corp. (a)     276,600                         7,468,200

Costco Companies, Inc. (a)        668,700                         53,537,794

Dayton Hudson Corp.               1,829,250                       118,901,250

Federated Department Stores,      1,935,900                       102,481,706
Inc. (a)

Ito-Yokado Co. Ltd.               337,000                         22,517,634

Nordstrom, Inc.                   3,265,500                       109,394,250

Ryohin Keikaku Co. Ltd.           181,000                         45,464,634



                                 SHARES                          VALUE (NOTE 1)

Saks, Inc. (a)                    1,275,389                      $ 36,826,857

Wal-Mart Stores, Inc.             2,781,700                       134,217,025

                                                                  630,809,350

GROCERY STORES - 0.6%

Safeway, Inc. (a)                 1,588,200                       78,615,900

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.4%

Circuit City Stores, Inc. -       793,400                         73,786,200
Circuit City Group

Home Depot, Inc.                  1,658,500                       106,869,594

Lowe's Companies, Inc.            1,562,100                       88,551,544

Office Depot, Inc. (a)            1,894,200                       41,790,788

Staples, Inc. (a)                 885,550                         27,396,703

                                                                  338,394,829

TOTAL RETAIL & WHOLESALE                                          1,347,872,826

TECHNOLOGY - 27.1%

COMMUNICATIONS EQUIPMENT - 5.8%

ADC Telecommunications, Inc.      1,479,000                       67,386,938
(a)

Cisco Systems, Inc. (a)           5,670,850                       365,415,397

Copper Mountain Networks,         3,300                           254,925
Inc.

Lucent Technologies, Inc.         2,989,610                       201,611,824

Newbridge Networks Corp. (a)      1,226,100                       35,206,262

Nokia AB sponsored ADR            1,129,000                       103,374,063

Tellabs, Inc. (a)                 816,700                         55,178,294

                                                                  828,427,703

COMPUTER SERVICES & SOFTWARE
- 10.1%

Adobe Systems, Inc.               264,100                         21,697,466

Amdocs Ltd.                       700,600                         15,938,650

Ask Jeeves, Inc.                  2,600                           36,400

At Home Corp. Series A (a)        1,306,138                       70,449,818

Automatic Data Processing,        1,190,100                       52,364,400
Inc.

Brocade Communications            2,500                           241,094
Systems, Inc.

Cadence Design Systems, Inc.      3,059,000                       39,002,250
(a)

Citrix Systems, Inc. (a)          1,222,000                       69,043,000

Clarent Corp. Delaware            9,200                           138,000

Compuware Corp. (a)               1,697,500                       54,001,719

DST Systems, Inc. (a)             344,200                         21,641,575

Electronic Arts, Inc. (a)         858,500                         46,573,625

Electronic Data Systems Corp.     1,797,200                       101,654,125

Electronics for Imaging, Inc.     1,168,300                       60,021,413
(a)

First Data Corp.                  1,502,200                       73,513,913

High Speed Access Corp.           31,800                          814,875

IMS Health, Inc.                  1,164,800                       36,400,000

International Business            451,100                         58,304,675
Machines Corp.

Intuit, Inc. (a)                  570,600                         51,425,325

Keane, Inc. (a)                   1,142,700                       25,853,588

Legato Systems, Inc. (a)          871,800                         50,346,450

Microsoft Corp. (a)               3,956,600                       356,835,863

Oracle Corp. (a)                  1,614,150                       59,925,319

Policy Management Systems         721,700                         21,651,000
Corp. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

SAP AG (Systeme Anwendungen       848,000                        $ 29,362,000
Produkte) sponsored ADR

Siebel Systems, Inc. (a)          474,300                         31,481,663

Synopsys, Inc. (a)                760,700                         41,981,131

Veritas Software Corp. (a)        508,100                         48,237,744

                                                                  1,438,937,081

COMPUTERS & OFFICE EQUIPMENT
- 4.2%

Adaptec, Inc. (a)                 1,877,100                       66,285,094

CDW Computer Centers, Inc. (a)    1,198,600                       52,738,400

EMC Corp. (a)                     2,101,800                       115,599,000

Hewlett-Packard Co.               1,096,900                       110,238,450

Ingram Micro, Inc. Class A (a)    830,900                         21,395,675

Lexmark International Group,      532,000                         35,145,250
Inc.  Class A (a)

Maxtor Corp.                      1,880,600                       9,461,769

Network Appliance, Inc. (a)       850,500                         47,521,688

Pitney Bowes, Inc.                826,100                         53,076,925

Redback Networks, Inc.            1,700                           213,456

SCI Systems, Inc.                 248,600                         11,808,500

Tech Data Corp. (a)               913,300                         34,933,725

Xerox Corp.                       568,200                         33,559,313

                                                                  591,977,245

ELECTRONIC INSTRUMENTS - 1.3%

JDS Fitel, Inc. (a)               505,600                         42,689,273

KLA-Tencor Corp. (a)              257,250                         16,689,094

Novellus Systems, Inc. (a)        703,200                         47,993,400

Teradyne, Inc. (a)                704,100                         50,519,175

Waters Corp. (a)                  520,600                         27,656,875

                                                                  185,547,817

ELECTRONICS - 5.7%

Altera Corp. (a)                  1,079,500                       39,739,094

Broadcom Corp. Class A (a)        112,100                         16,205,456

Intel Corp.                       2,321,800                       138,147,100

Linear Technology Corp.           808,000                         54,338,000

Maker Communications, Inc.        2,000                           62,000

Micron Technology, Inc. (a)       3,094,800                       124,759,125

Motorola, Inc.                    2,225,300                       210,847,175

Taiwan Semiconductor              1,561,900                       53,104,600
Manufacturing Co. Ltd. ADR

Texas Instruments, Inc.           845,600                         122,612,000

Vitesse Semiconductor Corp.       348,300                         23,488,481
(a)

Xilinx, Inc. (a)                  549,300                         31,447,425

                                                                  814,750,456

TOTAL TECHNOLOGY                                                  3,859,640,302

TRANSPORTATION - 1.0%

RAILROADS - 1.0%

Burlington Northern Santa Fe      483,100                         14,976,100
Corp.



                                 SHARES                          VALUE (NOTE 1)

Canadian National Railway Co.     815,440                        $ 55,135,719

Union Pacific Corp.               891,900                         52,008,919

Wisconsin Central                 1,038,400                       19,599,800
Transportation Corp. (a)

                                                                  141,720,538

UTILITIES - 6.2%

CELLULAR - 0.4%

Vodafone AirTouch PLC             270,550                         53,298,350
sponsored ADR

ELECTRIC UTILITY - 0.2%

AES Corp. (a)                     574,400                         33,387,000

Illinova Corp.                    22,500                          613,125

                                                                  34,000,125

GAS - 0.0%

Dynegy, Inc.                      25,400                          517,525

TELEPHONE SERVICES - 5.6%

AT&T Corp.                        4,324,390                       241,355,017

DDI Corp.                         3,482                           21,628,758

Global TeleSystems Group,         346,818                         28,092,258
Inc. (a)

MCI WorldCom, Inc. (a)            3,017,570                       259,699,618

McLeodUSA, Inc. Class A (a)       1,090,600                       59,983,000

Metromedia Fiber Network,         1,290,600                       46,380,938
Inc.  Class A (a)

NEXTLINK Communications, Inc.     679,200                         50,515,500
 Class A (a)

Sprint Corp. (FON Group)          668,200                         35,289,313

Time Warner Telecom, Inc.         515,100                         14,937,900

WinStar Communications, Inc.      858,200                         41,837,250
(a)

                                                                  799,719,552

TOTAL UTILITIES                                                   887,535,552

TOTAL COMMON STOCKS                                               14,032,820,080
(Cost $10,238,762,070)

CASH EQUIVALENTS - 1.5%



Taxable Central Cash Fund (b)     214,397,126                     214,397,126
(Cost $214,397,126)

TOTAL INVESTMENT IN                                             $ 14,247,217,206
SECURITIES - 100%
(Cost $10,453,159,196)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Transactions during the period with companies which are or were affiliates are as follows:

                           PURCHASES    SALES           DIVIDEND           VALUE
AFFILIATE                  COST         COST            INCOME
Coflexip SA sponsored ADR  $ 4,002,766  $ -             $ 691,321          $ 40,389,750


OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $7,400,719,408 and $5,546,026,535, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $778,021 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $10,504,731,866. Net unrealized appreciation aggregated $3,742,485,340, of which $4,028,273,964 related to appreciated investment securities and $285,788,624 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 14,247,217,206
value  (cost
$10,453,159,196) -  See
accompanying schedule

Receivable for investments                    114,072,602
sold

Receivable for fund shares                    29,895,347
sold

Dividends receivable                          12,120,864

Interest receivable                           904,121

Other receivables                             1,503,905

 TOTAL ASSETS                                 14,405,714,045

LIABILITIES

Payable to custodian bank      $ 11,365

Payable for investments         173,780,066
purchased

Payable for fund shares         4,476,557
redeemed

Accrued management fee          6,573,295

Distribution fees payable       28,713

Other payables and  accrued     652,497
expenses

 TOTAL LIABILITIES                            185,522,493

NET ASSETS                                   $ 14,220,191,552

Net Assets consist of:

Paid in capital                              $ 9,194,164,863

Undistributed net investment                  13,164,071
income

Accumulated undistributed net                 1,218,896,761
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,793,965,857
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 14,220,191,552

INITIAL CLASS: NET ASSET                      $45.73
VALUE, offering price  and
redemption price per share
($13,834,287,802 (divided
by)   302,507,962 shares)

SERVICE CLASS: NET ASSET                      $45.65
VALUE, offering price   and
redemption price per share
 ($385,903,750 (divided by)
 8,453,639 shares)

STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JUNE 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                                $ 43,967,402
Dividends (including $691,321
received from affiliated
issuers)

Interest                                          12,408,464

 TOTAL INCOME                                     56,375,866

EXPENSES

Management fee                   $ 37,313,383

Transfer agent fees               4,299,795

Distribution fees - Service       122,330
Class

Accounting fees and expenses      502,862

Non-interested trustees'          32,463
compensation

Custodian fees and expenses       276,822

Registration fees                 67,335

Audit                             38,239

Miscellaneous                     8,039

 Total expenses before            42,661,268
reductions

 Expense reductions               (977,617)       41,683,651

NET INVESTMENT INCOME                             14,692,215

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,287,454,231

 Foreign currency transactions    626,892         1,288,081,123

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            397,538,644

 Assets and liabilities in        (124,092)       397,414,552
foreign currencies

NET GAIN (LOSS)                                   1,685,495,675

NET INCREASE (DECREASE) IN                       $ 1,700,187,890
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                                $ 972,301
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                               5,316

                                                 $ 977,617

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 14,692,215               $ 18,972,063
income

 Net realized gain (loss)       1,288,081,123              1,259,813,273

 Change in net unrealized       397,414,552                1,830,051,769
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,700,187,890              3,108,837,105
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (20,716,861)               (39,552,560)
From net investment income

 From net realized gain         (1,302,572,637)            (1,034,611,705)

 TOTAL DISTRIBUTIONS            (1,323,289,498)            (1,074,164,265)

Share transactions - net        2,463,327,477              1,616,145,892
increase (decrease)

  TOTAL INCREASE (DECREASE)     2,840,225,869              3,650,818,732
IN NET ASSETS

NET ASSETS

 Beginning of period            11,379,965,683             7,729,146,951

 End of period (including      $ 14,220,191,552           $ 11,379,965,683
undistributed net investment
income of $13,164,071 and
$18,972,632, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS           SHARES                        DOLLARS

Share transactions Initial   44,814,245                $ 1,979,156,734    59,666,196                   $ 2,260,308,481
Class  Sold

  Reinvested                 31,299,165                 1,303,923,239     31,899,319                    1,073,412,088

  Redeemed                   (24,176,675)               (1,056,953,197)   (49,261,439)                  (1,831,294,638)

  Net increase (decrease)    51,936,735                $ 2,226,126,776    42,304,076                   $ 1,502,425,931

 Service Class  Sold         5,286,827                 $ 232,119,508      3,032,492                    $ 115,566,215

  Reinvested                 465,535                    19,366,259        22,360                        752,178

  Redeemed                   (336,178)                  (14,285,066)      (71,737)                      (2,598,432)

  Net increase (decrease)    5,416,184                 $ 237,200,701      2,983,115                    $ 113,719,961

Distributions From net                                 $ 20,413,671                                    $ 39,524,864
investment income  Initial
Class

  Service Class                                         303,190                                         27,696

  Total                                                $ 20,716,861                                    $ 39,552,560

 From net realized gain                                $ 1,283,509,568                                 $ 1,033,887,224
Initial Class

  Service Class                                         19,063,069                                      724,481

  Total                                                $ 1,302,572,637                                 $ 1,034,611,705

                                                       $ 1,323,289,498                                 $ 1,074,164,265



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 44.87                         $ 37.10             $ 31.14      $ 29.20      $ 21.69
period

Income from Investment
Operations

Net investment income             .05 D                           .08 D               .20 D        .22          .08

Net realized and unrealized       5.92                            12.85               6.91         3.82         7.55
gain (loss)

Total from investment             5.97                            12.93               7.11         4.04         7.63
operations

Less Distributions

From net investment income        (.08)                           (.19)               (.21)        (.08)        (.12)

From net realized gain            (5.03)                          (4.97)              (.94)        (2.02)       -

 Total distributions              (5.11)                          (5.16)              (1.15)       (2.10)       (.12)

Net asset value, end of period   $ 45.73                         $ 44.87             $ 37.10      $ 31.14      $ 29.20

TOTAL RETURN B, C                 14.42%                          39.49%              23.48%       14.71%       35.36%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,834,288                    $ 11,243,824        $ 7,727,132  $ 6,086,424  $ 4,162,702
(000 omitted)

Ratio of expenses to average      .67% A                          .68%                .69%         .69%         .70%
net assets

Ratio of expenses to average      .66% A, F                       .66% F              .67% F       .67% F       .70%
net assets after  expense
reductions

Ratio of net investment           .23% A                          .21%                .58%         .81%         .37%
income to average net assets

Portfolio turnover                92% A                           123%                113%         81%          108%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 23.08
period

Income from Investment
Operations

Net investment income             .12

Net realized and unrealized       (.12)
gain (loss)

Total from investment             -
operations

Less Distributions

From net investment income        (.12)

From net realized gain            (1.27)

 Total distributions              (1.39)

Net asset value, end of period   $ 21.69

TOTAL RETURN B, C                 (0.02)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,141,869
(000 omitted)

Ratio of expenses to average      .70%
net assets

Ratio of expenses to average      .69% F
net assets after  expense
reductions

Ratio of net investment           .69%
income to average net assets

Portfolio turnover                122%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 44.82                         $ 37.09                   $ 36.92
period

Income from Investment
Operations

Net investment income D           .03                             .06                       .03

Net realized and unrealized       5.91                            12.83                     .14
gain (loss)

Total from investment             5.94                            12.89                     .17
operations

Less Distributions

From net investment income        (.08)                           (.19)                     -

From net realized gain            (5.03)                          (4.97)                    -

Total distributions               (5.11)                          (5.16)                    -

Net asset value, end of period   $ 45.65                         $ 44.82                   $ 37.09

TOTAL RETURN B, C                 14.36%                          39.38%                    0.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 385,904                       $ 136,142                 $ 2,015
(000 omitted)

Ratio of expenses to average      .78% A                          .80%                      .79% A
net assets

Ratio of expenses to average      .76% A, F                       .75% F                    .77% A, F
net assets after expense
reductions

Ratio of net investment           .13% A                          .15%                      .70% A
income to average net assets

Portfolio turnover                92% A                           123%                      113%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND III: MID CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III MID CAP             S&P MIDCAP 400
             00772                       SP004
  1998/12/28      10000.00                    10000.00
  1998/12/31      10310.00                    10546.36
  1999/01/31      10520.00                    10135.79
  1999/02/28       9950.00                     9605.08
  1999/03/31      10440.00                     9873.45
  1999/04/30      11160.00                    10652.27
  1999/05/31      11050.00                    10698.39
  1999/06/30      11780.00                    11271.29
IMATRL PRASUN   SHR__CHT 19990630 19990712 093957 R00000000000010

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Mid Cap Portfolio on December 28, 1998, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $11,780 - a 17.80% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,271 - a 12.71% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

QUALCOMM, Inc.                  2.1

Leggett & Platt, Inc.           1.7

Cardinal Health, Inc.           1.5

Clear Channel Communications,   1.4
Inc.

Westwood One, Inc.              1.2

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      15.4

MEDIA & LEISURE                 11.5

FINANCE                         9.4

RETAIL & WHOLESALE              8.3

UTILITIES                       7.9

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                      90.8%

Short-term Investments       9.2%

*FOREIGN INVESTMENTS         1.3%

Row: 1, Col: 1, Value: 90.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.199999999999999


VARIABLE INSURANCE PRODUCTS FUND III: MID CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             VIP III MID CAP - SC        S&P MIDCAP 400
             00773                       SP004
  1998/12/28      10000.00                    10000.00
  1998/12/31      10310.00                    10546.36
  1999/01/31      10520.00                    10135.79
  1999/02/28       9950.00                     9605.08
  1999/03/31      10440.00                     9873.45
  1999/04/30      11150.00                    10652.27
  1999/05/31      11040.00                    10698.39
  1999/06/30      11770.00                    11271.29
IMATRL PRASUN   SHR__CHT 19990630 19990712 094100 R00000000000010

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Mid Cap Portfolio - Service Class - on December 28, 1998, when the fund started. As the chart shows, by June 30, 1999, the value of the investment would have grown to $11,770 - a 17.70% increase on the initial investment. For comparison, look at how the Standard & Poor's Mid Cap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,271 - a 12.71% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

QUALCOMM, Inc.                  2.1

Leggett & Platt, Inc.           1.7

Cardinal Health, Inc.           1.5

Clear Channel Communications,   1.4
Inc.

Westwood One, Inc.              1.2

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      15.4

MEDIA & LEISURE                 11.5

FINANCE                         9.4

RETAIL & WHOLESALE              8.3

UTILITIES                       7.9

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

Stocks                  90.8%

Short-term Investments   9.2%

*FOREIGN INVESTMENTS     1.3%

Row: 1, Col: 1, Value: 90.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.199999999999999

VARIABLE INSURANCE PRODUCTS FUND III: MID CAP PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Katherine Collins)
(photograph of David Felman)

NOTE TO SHAREHOLDERS: The following is an interview with Katherine Collins, Portfolio Manager of Mid Cap Portfolio, with additional comments from David Felman, who will become manager of the portfolio effective August 2, 1999.

Q. HOW DID THE FUND PERFORM, KATHERINE?

K.C. The fund performed very well, substantially exceeding the return of the Standard & Poor's MidCap 400 Index, which had a return of 6.87% for the six months ending June 30, 1999. Going forward, we will look at the fund's performance in six- and 12-month intervals.

Q. WHAT FACTORS CONTRIBUTED TO THIS STRONG PERFORMANCE?

K.C. The fund's diversified approach helped as both growth stocks and cyclical issues did well during different parts of the period. I tried to keep the fund firmly in the growth style, but also have some balance with cyclical issues and other value stocks. The strong performance of both technology and traditional growth stocks, which tend to have above-average earnings growth, aided the fund.

Q. WHAT WAS YOUR STRATEGY IN TECHNOLOGY, WHICH, AT 15.4% OF
INVESTMENTS AT THE END OF THE PERIOD, WAS YOUR LARGEST INDUSTRY
WEIGHTING?

K.C. I emphasized both Internet-related stocks and semiconductor equipment stocks, both of which did well. In the Internet, I invested in a number of companies that provide the infrastructure and software enabling companies to operate on the Web. Successful infrastructure investments included VeriSign, which provides security systems for Internet transactions; Exodus Communications, which helps companies with their Web sites; and Inktomi and RealNetworks, two software companies. America Online was a positive contributor, although I sold most of the position to take profits and in recognition that it had grown to be a large-cap company.

Q. WHAT OTHER AREAS HELPED PERFORMANCE?

K.C. The media and leisure industry, which at 11.5% of investments accounted for the largest overweighting compared to the S&P mid-cap index, was a substantial contributor. I invested in several broadcasting and programming companies, including Clear Channel, Westwood One and Univision. All did well as advertising sales remained healthy. The fund's investment in Outdoor Systems, a billboard advertising company, helped, as it was the subject of a pending acquisition by the Infinity division of CBS.

Q. WERE THERE ANY DISAPPOINTMENTS?

K.C. Service Corp., which owns a chain of funeral homes, was a major disappointment. The company failed to meet analysts' earnings expectations because of a decline in the death rate and because of earnings shortfalls in acquired properties. Another poor performer was Networks Associates, a software company specializing in security programs that the fund no longer owns. I also should point out that not all Internet-related investments were winners. Lycos, Xoom.com and Ticketmaster Online CitySearch were disappointments.

Q. TURNING TO YOU, DAVID, HOW WOULD YOU DESCRIBE YOUR INVESTMENT
STYLE?

D.F. In evaluating a company, I tend to look at three things: fundamentals, industry or secular backdrop, and valuation. In examining fundamentals, I look at unit sales, pricing and costs to determine whether these factors are deteriorating or accelerating. Looking at the secular backdrop, I am interested in where the industry is going and where the company fits within the industry. Valuation is important because I want to make sure I am paying a reasonable price, even if the fundamentals are great and the secular backdrop is strong. You don't always find compelling fundamentals, secular trends and valuations together, but you try to make decisions balancing these factors. I tend to look for growth, which is appropriate for a mid-cap fund.

Q. WHAT IS YOUR OUTLOOK, DAVID?

D.F. I see continued opportunities. In an environment in which interest rates have started to go up, I think investors may start to rethink their willingness to pay the relatively high prices of many large-cap companies. They should continue to look at mid-cap stocks, which have more reasonable valuations. In addition, the domestic industrial economy is in good shape, which has very positive implications for many mid-cap companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: long-term growth of capital by investing primarily in common stocks of companies with medium-sized market capitalizations

START DATE: December 28, 1998

SIZE: as of June 30, 1999, more than $1.7 million

MANAGER: David Felman, since August 1999;
joined Fidelity in 1993

VARIABLE INSURANCE PRODUCTS FUND III: MID CAP PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.8%

Gulfstream Aerospace Corp. (a)    230                   $ 15,539

DEFENSE ELECTRONICS - 0.2%

Litton Industries, Inc. (a)       50                     3,588

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            100                    6,850

TOTAL AEROSPACE & DEFENSE                                25,977

BASIC INDUSTRIES - 1.9%

CHEMICALS & PLASTICS - 1.1%

Cytec Industries, Inc. (a)        220                    7,013

IMC Global, Inc.                  120                    2,115

Ivex Packaging Corp. (a)          400                    8,800

Solutia, Inc.                     130                    2,771

                                                         20,699

IRON & STEEL - 0.2%

Nucor Corp.                       70                     3,321

PACKAGING & CONTAINERS - 0.6%

Bemis Co., Inc.                   100                    3,975

Owens-Illinois, Inc. (a)          170                    5,557

Tupperware Corp.                  110                    2,805

                                                         12,337

TOTAL BASIC INDUSTRIES                                   36,357

CONSTRUCTION & REAL ESTATE -
3.1%

BUILDING MATERIALS - 1.9%

Carlisle Companies, Inc.          250                    12,031

Dayton Superior Corp. Class A     170                    3,156
(a)

Elcor Corp.                       70                     3,058

Fortune Brands, Inc.              180                    7,448

Justin Industries, Inc.           400                    5,575

Masco Corp.                       120                    3,465

                                                         34,733

CONSTRUCTION - 0.9%

Centex Corp.                      180                    6,761

Granite Construction, Inc.        150                    4,397

Jacobs Engineering Group,         170                    6,460
Inc. (a)

                                                         17,618

ENGINEERING - 0.1%

AdForce, Inc. (a)                 80                     1,880

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Apartment Investment &            100                    4,275
Management Co. Class A

TOTAL CONSTRUCTION & REAL                                58,506
ESTATE



                                 SHARES                 VALUE (NOTE 1)

DURABLES - 6.3%

AUTOS, TIRES, & ACCESSORIES -
2.0%

Casey's General Stores, Inc.      370                   $ 5,550

Danaher Corp.                     210                    12,206

Eaton Corp.                       50                     4,600

Navistar International Corp.      100                    5,000
(a)

SPX Corp.                         120                    10,020

                                                         37,376

HOME FURNISHINGS - 2.9%

Haverty Furniture Companies,      200                    7,050
Inc.

Leggett & Platt, Inc.             1,180                  32,819

Miller (Herman), Inc.             140                    2,940

Restoration Hardware, Inc.        500                    6,688

Rowe Furniture Corp.              450                    4,697

                                                         54,194

TEXTILES & APPAREL - 1.4%

Liz Claiborne, Inc.               110                    4,015

Mohawk Industries, Inc. (a)       340                    10,328

WestPoint Stevens, Inc. Class     430                    12,819
A

                                                         27,162

TOTAL DURABLES                                           118,732

ENERGY - 5.8%

ENERGY SERVICES - 1.5%

ENSCO International, Inc.         330                    6,579

Halliburton Co.                   280                    12,670

Schlumberger Ltd.                 120                    7,643

Transocean Offshore, Inc.         100                    2,625

                                                         29,517

OIL & GAS - 4.3%

Anadarko Petroleum Corp.          210                    7,731

Apache Corp.                      380                    14,820

Coastal Corp. (The)               110                    4,400

Enron Oil & Gas Co.               250                    5,063

Kerr-McGee Corp.                  100                    5,019

Noble Affiliates, Inc.            150                    4,228

Santa Fe Snyder Corp. (a)         1,080                  8,235

Stone Energy Corp. (a)            70                     2,966

Tosco Corp.                       470                    12,191

Ultramar Diamond Shamrock         220                    4,799
Corp.

USX-Marathon Group                150                    4,884

Vastar Resources, Inc.            130                    6,817

                                                         81,153

TOTAL ENERGY                                             110,670

FINANCE - 9.4%

BANKS - 2.8%

Comerica, Inc.                    190                    11,293

Marshall & Ilsley Corp.           230                    14,806

Northern Trust Corp.              80                     7,760

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

State Street Corp.                100                   $ 8,538

US Trust Corp.                    50                     4,625

Westamerica Bancorp.              150                    5,475

                                                         52,497

CREDIT & OTHER FINANCE - 1.4%

Associates First Capital          380                    16,839
Corp. Class A

Household International, Inc.     70                     3,316

Providian Financial Corp.         70                     6,545

                                                         26,700

INSURANCE - 4.6%

AFLAC, Inc.                       160                    7,660

Allmerica Financial Corp.         200                    12,163

Ambac Financial Group, Inc.       280                    15,995

American Bankers Insurance        120                    6,533
Group, Inc.

CIGNA Corp.                       160                    14,240

Financial Security Assurance      120                    6,240
Holdings Ltd.

MBIA, Inc.                        140                    9,065

Protective Life Corp.             150                    4,950

Reliastar Financial Corp.         230                    10,063

                                                         86,909

SECURITIES INDUSTRY - 0.6%

E*Trade Group, Inc. (a)           280                    11,183

TOTAL FINANCE                                            177,289

HEALTH - 6.8%

DRUGS & PHARMACEUTICALS - 1.4%

PE Corp. (Biosystems Group)       120                    13,770

Quintiles Transnational Corp.     300                    12,600
(a)

                                                         26,370

MEDICAL EQUIPMENT & SUPPLIES
- 4.7%

Becton, Dickinson & Co.           120                    3,600

Biomet, Inc.                      240                    9,540

Cardinal Health, Inc.             440                    28,215

Guidant Corp.                     160                    8,230

Medtronic, Inc.                   148                    11,526

Millipore Corp.                   150                    6,084

Pall Corp.                        300                    6,656

Sybron International, Inc. (a)    580                    15,986

                                                         89,837

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Health Management Associates,     350                    3,938
Inc. Class A (a)



                                 SHARES                 VALUE (NOTE 1)

Trigon Healthcare, Inc. (a)       100                   $ 3,638

Wellpoint Health Networks,        70                     5,941
Inc. (a)

                                                         13,517

TOTAL HEALTH                                             129,724

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.2%

ELECTRICAL EQUIPMENT - 2.8%

American Power Conversion         160                    3,220
Corp. (a)

Emerson Electric Co.              90                     5,659

General Electric Co.              30                     3,390

Grainger (W.W.), Inc.             100                    5,381

Hubbell, Inc. Class B             130                    5,899

Thomas & Betts Corp.              150                    7,088

VWR Scientific Products Corp.     610                    22,379
(a)

                                                         53,016

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.4%

ASM Lithography Holding NV (a)    110                    6,531

Illinois Tool Works, Inc.         70                     5,740

Kaydon Corp.                      100                    3,363

Manitowoc Co., Inc.               135                    5,619

PRI Automation, Inc. (a)          140                    5,075

                                                         26,328

TOTAL INDUSTRIAL MACHINERY &                             79,344
EQUIPMENT

MEDIA & LEISURE - 11.5%

BROADCASTING - 6.3%

American Tower Corp. Class A      150                    3,600
(a)

Clear Channel Communications,     381                    26,297
Inc. (a)

Cox Communications, Inc.          120                    4,418
Class A (a)

Infinity Broadcasting Corp.       590                    17,553
Class A

MediaOne Group, Inc.              80                     5,950

Sinclair Broadcast Group,         300                    4,913
Inc.  Class A (a)

Univision Communications,         210                    13,860
Inc.  Class A (a)

USA Networks, Inc. (a)            520                    20,865

Westwood One, Inc. (a)            650                    23,197

                                                         120,653

ENTERTAINMENT - 2.0%

Cinar Films, Inc. Class B         180                    4,410
(sub. vtg.) (a)

Fox Entertainment Group, Inc.     300                    8,081
(a)

Pixar (a)                         200                    8,625

Premier Parks, Inc. (a)           380                    13,965

Ticketmaster Online               90                     2,723
CitySearch, Inc.

                                                         37,804

LEISURE DURABLES & TOYS - 1.4%

Harley-Davidson, Inc.             280                    15,225

Hasbro, Inc.                      195                    5,448

Mattel, Inc.                      210                    5,552

                                                         26,225

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.5%

Belo (A.H.) Corp. Class A         200                   $ 3,938

Meredith Corp.                    150                    5,194

                                                         9,132

RESTAURANTS - 1.3%

Papa John's International,        250                    11,172
Inc. (a)

Starbucks Corp. (a)               350                    13,147

                                                         24,319

TOTAL MEDIA & LEISURE                                    218,133

NONDURABLES - 4.6%

BEVERAGES - 1.3%

Brown-Forman Corp. Class B        100                    6,519

Coors (Adolph) Co. Class B        270                    13,365

Whitman Corp.                     200                    3,600

                                                         23,484

FOODS - 3.3%

Ben & Jerry's Homemade, Inc.      280                    7,770
Class A (a)

Dean Foods Co.                    280                    11,638

Earthgrains Co.                   370                    9,551

Flowers Industries, Inc.          300                    6,506

Interstate Bakeries Corp.         350                    7,853

Keebler Foods Co. (a)             230                    6,986

Michael Foods, Inc.               150                    3,525

Suiza Foods Corp. (a)             90                     3,769

Tootsie Roll Industries, Inc.     134                    5,172

                                                         62,770

TOTAL NONDURABLES                                        86,254

RETAIL & WHOLESALE - 8.3%

APPAREL STORES - 1.6%

American Eagle Outfitters,        100                    4,550
Inc. (a)

Ross Stores, Inc.                 190                    9,571

TJX Companies, Inc.               380                    12,659

Wet Seal, Inc. Class A (a)        130                    3,721

                                                         30,501

DRUG STORES - 0.5%

CVS Corp.                         150                    7,613

Duane Reade, Inc. (a)             80                     2,450

                                                         10,063

GENERAL MERCHANDISE STORES -
2.9%

Ames Department Stores, Inc.      130                    5,931
(a)

Dayton Hudson Corp.               50                     3,250

Dollar General Corp.              200                    5,800

Dollar Tree Stores, Inc. (a)      380                    16,720



                                 SHARES                 VALUE (NOTE 1)

Family Dollar Stores, Inc.        200                   $ 4,800

Nordstrom, Inc.                   520                    17,420

                                                         53,921

GROCERY STORES - 2.4%

Kroger Co. (a)                    500                    13,969

Safeway, Inc. (a)                 280                    13,860

U.S. Foodservice (a)              420                    17,903

                                                         45,732

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.9%

Action Performance Companies,     80                     2,640
Inc. (a)

Bed Bath & Beyond, Inc. (a)       230                    8,855

Office Depot, Inc. (a)            250                    5,516

                                                         17,011

TOTAL RETAIL & WHOLESALE                                 157,228

SERVICES - 3.9%

ADVERTISING - 2.3%

DoubleClick, Inc. (a)             60                     5,505

Getty Images, Inc. (a)            100                    1,888

Omnicom Group, Inc.               190                    15,200

Outdoor Systems, Inc. (a)         590                    21,535

                                                         44,128

SERVICES - 1.6%

Borg-Warner Security Corp.        540                    10,969

International Telecom Data        200                    3,200
Systems, Inc. (a)

Service Corp. International       810                    15,593

                                                         29,762

TOTAL SERVICES                                           73,890

TECHNOLOGY - 15.4%

COMMUNICATIONS EQUIPMENT - 0.5%

Cisco Systems, Inc. (a)           143                    9,215

COMPUTER SERVICES & SOFTWARE
- 9.4%

Adobe Systems, Inc.               50                     4,108

Affiliated Computer Services,     120                    6,075
Inc.  Class A (a)

America Online, Inc.              30                     3,315

At Home Corp. Series A (a)        130                    7,012

Autodesk, Inc.                    130                    3,843

Careerbuilder, Inc.               150                    1,969

DST Systems, Inc. (a)             140                    8,803

Electronics for Imaging, Inc.     200                    10,275
(a)

Exodus Communications, Inc.       170                    20,389
(a)

Inktomi Corp.                     95                     12,403

Intuit, Inc. (a)                  170                    15,321

Legato Systems, Inc. (a)          190                    10,973

Lycos, Inc. (a)                   60                     5,513

NCR Corp. (a)                     100                    4,881

Polycom, Inc. (a)                 150                    5,850

RealNetworks, Inc.                120                    8,265

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Shared Medical Systems Corp.      100                   $ 6,525

Siebel Systems, Inc. (a)          90                     5,974

Sportsline USA, Inc. (a)          60                     2,153

VeriSign, Inc. (a)                180                    15,525

Veritas Software Corp. (a)        100                    9,494

Visual Networks, Inc. (a)         100                    3,200

Xoom.com, Inc. (a)                120                    6,300

                                                         178,166

COMPUTERS & OFFICE EQUIPMENT
- 2.1%

Adaptec, Inc. (a)                 100                    3,531

Apple Computer, Inc. (a)          150                    6,947

Comverse Technology, Inc. (a)     155                    11,703

Gateway, Inc. (a)                 60                     3,540

Ingram Micro, Inc. Class A (a)    200                    5,150

Lexmark International Group,      60                     3,964
Inc.  Class A (a)

SCI Systems, Inc.                 100                    4,750

                                                         39,585

ELECTRONIC INSTRUMENTS - 0.6%

Teradyne, Inc. (a)                100                    7,175

Waters Corp. (a)                  80                     4,250

                                                         11,425

ELECTRONICS - 2.8%

Altera Corp. (a)                  210                    7,731

Analog Devices, Inc. (a)          190                    9,536

Broadcom Corp. Class A (a)        90                     13,011

Conexant Systems, Inc.            100                    5,806

Linear Technology Corp.           190                    12,778

Uniphase Corp. (a)                30                     4,980

                                                         53,842

TOTAL TECHNOLOGY                                         292,233

TRANSPORTATION - 0.3%

AIR TRANSPORTATION - 0.3%

Ryanair Holdings PLC              100                    5,300
sponsored ADR (a)

UTILITIES - 7.9%

CELLULAR - 3.2%

ALLTEL Corp.                      70                     5,005

Nextel Communications, Inc.       180                    9,034
Class A (a)

QUALCOMM, Inc.                    280                    40,161

SkyTel Communications, Inc.       330                    6,909
(a)

                                                         61,109

ELECTRIC UTILITY - 2.5%

AES Corp. (a)                     130                    7,556

Calpine Corp. (a)                 150                    8,100

CMS Energy Corp.                  130                    5,444

Duke Energy Corp.                 80                     4,350

Energy East Corp.                 100                    2,600



                                 SHARES                 VALUE (NOTE 1)

Entergy Corp.                     150                   $ 4,688

Illinova Corp.                    100                    2,725

IPALCO Enterprises, Inc.          260                    5,509

PG&E Corp.                        200                    6,500

                                                         47,472

GAS - 1.6%

Columbia Gas System, Inc.         200                    12,538

Enron Corp.                       90                     7,358

Ocean Energy, Inc. (a)            500                    4,813

Williams Companies, Inc.          140                    5,959

                                                         30,668

TELEPHONE SERVICES - 0.6%

Cincinnati Bell, Inc.             350                    8,728

Qwest Communications              80                     2,645
International, Inc. (a)

                                                         11,373

TOTAL UTILITIES                                          150,622

TOTAL COMMON STOCKS                                      1,720,259
(Cost $1,527,292)

CASH EQUIVALENTS - 9.2%



Taxable Central Cash Fund (b)     174,354                174,354
(Cost $174,354)

TOTAL INVESTMENT IN                                    $ 1,894,613
SECURITIES - 100%
(Cost $1,701,646)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,483,984 and $968,998, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $116 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,718,839. Net unrealized appreciation aggregated $175,774, of which $236,093 related to appreciated investment securities and $60,319 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND III: MID CAP PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 1,894,613
value  (cost $1,701,646) -
See accompanying schedule

Receivable for investments                 18,787
sold

Receivable for fund shares                 406
sold

Dividends receivable                       801

Interest receivable                        437

Receivable from investment                 4,471
adviser for expense
reductions

 TOTAL ASSETS                              1,919,515

LIABILITIES

Payable to custodian bank       $ 33,090

Payable for investments          52,287
purchased

Payable for fund shares          82,372
redeemed

Distribution fees payable        87

Other payables and  accrued      13,394
expenses

 TOTAL LIABILITIES                         181,230

NET ASSETS                                $ 1,738,285

Net Assets consist of:

Paid in capital                           $ 1,512,902

Accumulated net investment                 (694)
(loss)

Accumulated undistributed net              33,110
realized gain (loss) on
investments

Net unrealized appreciation                192,967
(depreciation) on investments

NET ASSETS                                $ 1,738,285

INITIAL CLASS: NET ASSET                   $11.78
VALUE, offering price   and
redemption price per share
 ($643,054 (divided by)
54,595 shares)

SERVICE CLASS: NET ASSET                   $11.77
VALUE, offering price    and
redemption price per share
 ($1,095,231 (divided by)
93,028 shares)

STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30,
                                 1999 (UNAUDITED)

INVESTMENT INCOME                         $ 3,815
Dividends

Interest                                   1,783

 TOTAL INCOME                              5,598

EXPENSES

Management fee                 $ 3,763

Transfer agent fees             663

Distribution fees - Service     367
Class

Accounting fees and expenses    29,999

Custodian fees and expenses     6,958

Registration fees               278

Audit                           6,988

Miscellaneous                   111

 Total expenses before          49,127
reductions

 Expense reductions             (42,835)   6,292

NET INVESTMENT INCOME (LOSS)               (694)

REALIZED AND UNREALIZED GAIN               33,814
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                   160,758
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                            194,572

NET INCREASE (DECREASE) IN                $ 193,878
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                         $ 18,677
 Expense reductions  FMR
Reimbursement:   Initial
Class

   Service Class                           23,706

  Directed brokerage                       58
arrangements

  Custodian credits                        394

                                          $ 42,835

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET    SIX MONTHS ENDED JUNE 30,  DECEMBER 28, 1998
ASSETS                        1999 (UNAUDITED)           (COMMENCEMENT OF OPERATIONS)
                                                         TO DECEMBER 31, 1998

Operations Net investment     $ (694)                    $ (37)
income (loss)

 Net realized gain (loss)      33,814                     (704)

 Change in net unrealized      160,758                    32,209
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    193,878                    31,468
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       512,919                    1,000,020
increase (decrease)

  TOTAL INCREASE (DECREASE)    706,797                    1,031,488
IN NET ASSETS

NET ASSETS

 Beginning of period           1,031,488                  -

 End of period (including     $ 1,738,285                $ 1,031,488
accumulated net investment
loss of $694 and $0,
respectively)



OTHER INFORMATION:

                              SIX MONTHS ENDED JUNE 30,               YEAR ENDED DECEMBER 31, 1998
                              1999 (UNAUDITED)

                              SHARES                     DOLLARS      SHARES                        DOLLARS

Share transactions Initial     4,612                     $ 50,813      50,001                       $ 500,010
Class A  Sold

  Redeemed                     (18)                       (202)        -                             -

  Net increase (decrease)      4,594                     $ 50,611      50,001                       $ 500,010

 Service Class B  Sold         95,622                    $ 1,036,455   50,001                       $ 500,010

  Redeemed                     (52,595)                   (574,147)    -                             -

  Net increase (decrease)      43,027                    $ 462,308     50,001                       $ 500,010

A INITIAL CLASS COMMENCEMENT
OF OPERATIONS DECEMBER 28,
1998.

B SERVICE CLASS COMMENCEMENT
OF OPERATIONS DECEMBER 28,
1998.



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEAR ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998 E

Net asset value, beginning of    $ 10.31                         $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .00                             .00

Net realized and unrealized       1.47                            .31
gain (loss)

Total from investment             1.47                            .31
operations

Net asset value, end of period   $ 11.78                         $ 10.31

TOTAL RETURN B, C                 14.26%                          3.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 643                           $ 516
(000 omitted)

Ratio of expenses to average      1.00% A, G                      1.00% A, G
net assets

Ratio of expenses to average      .93% A, H                       1.00%  A
net assets after expense
reductions

Ratio of net investment           (.05)% A                        (.27)% A
income (loss) to average net
assets

Portfolio turnover                159% A                          125% A


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEAR ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998 F

Net asset value, beginning of    $ 10.31                         $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                           .00

Net realized and unrealized       1.47                            .31
gain (loss)

Total from investment             1.46                            .31
operations

Net asset value, end of period   $ 11.77                         $ 10.31

TOTAL RETURN B, C                 14.16%                          3.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,095                         $ 516
(000 omitted)

Ratio of expenses to average      1.10% A, G                      1.10% A, G
net assets

Ratio of expenses to average      1.03% A, H                      1.10% A
net assets after expense
reductions

Ratio of net investment           (.15)% A                        (.35)% A
income (loss) to average net
assets

Portfolio turnover                159% A                          125% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD  DECEMBER 28, 1998 (COMMENCEMENT OF
OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1998.
F FOR THE PERIOD  DECEMBER 28, 1998 (COMMENCEMENT OF
OPERATIONS OF SERVICE CLASS SHARES) TO DECEMBER 31, 1998.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the fund's past 10 year total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: OVERSEAS - "INITIAL CLASS"  5.12%        10.76%        10.58%

MSCI EAFE                        7.86%        8.33%         6.66%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 1999, the index included over 1,000 equity securities of companies domiciled in 21 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

(checkmark)UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

$10,000 OVER 10 YEARS
             VIP OVERSEAS                MS EAFE (NET MA TAX)
             00154                       MS001
  1989/06/30      10000.00                    10000.00
  1989/07/31      10935.39                    11255.73
  1989/08/31      10858.24                    10749.52
  1989/09/30      11533.27                    11239.18
  1989/10/31      10906.46                    10787.62
  1989/11/30      11494.70                    11329.90
  1989/12/31      12217.94                    11747.95
  1990/01/31      12054.00                    11310.82
  1990/02/28      11772.65                    10521.39
  1990/03/31      12217.63                     9425.31
  1990/04/30      12285.35                     9350.51
  1990/05/31      13088.25                    10417.42
  1990/06/30      13378.45                    10325.66
  1990/07/31      14055.60                    10471.11
  1990/08/31      12623.92                     9454.28
  1990/09/30      11424.41                     8136.68
  1990/10/31      12488.49                     9404.53
  1990/11/30      12101.55                     8849.78
  1990/12/31      12014.49                     8993.14
  1991/01/31      12130.57                     9284.03
  1991/02/28      12539.25                    10279.26
  1991/03/31      12172.49                     9662.17
  1991/04/30      12440.12                     9757.06
  1991/05/31      12469.86                     9858.87
  1991/06/30      11785.90                     9134.43
  1991/07/31      12370.74                     9583.22
  1991/08/31      12410.39                     9388.60
  1991/09/30      12915.92                     9917.74
  1991/10/31      13005.13                    10058.33
  1991/11/30      12539.25                     9588.76
  1991/12/31      12975.40                    10083.95
  1992/01/31      13134.00                     9868.56
  1992/02/29      12860.30                     9515.35
  1992/03/31      12599.07                     8887.18
  1992/04/30      13382.75                     8929.42
  1992/05/31      13965.48                     9527.12
  1992/06/30      13704.26                     9075.23
  1992/07/31      12830.16                     8842.96
  1992/08/31      12719.64                     9397.60
  1992/09/30      12207.24                     9212.02
  1992/10/31      11373.33                     8728.81
  1992/11/30      11313.04                     8810.95
  1992/12/31      11584.32                     8856.52
  1993/01/31      11915.87                     8855.44
  1993/02/28      12149.27                     9122.93
  1993/03/31      12992.11                     9918.14
  1993/04/30      13855.51                    10859.39
  1993/05/31      14153.59                    11088.74
  1993/06/30      13804.12                    10915.74
  1993/07/31      14348.88                    11297.84
  1993/08/31      15119.78                    11907.73
  1993/09/30      15037.55                    11639.70
  1993/10/31      15582.31                    11998.40
  1993/11/30      14924.48                    10949.62
  1993/12/31      15911.23                    11740.26
  1994/01/31      16949.36                    12732.84
  1994/02/28      16650.42                    12697.58
  1994/03/31      16237.26                    12150.67
  1994/04/30      16774.37                    12666.22
  1994/05/31      16567.79                    12593.49
  1994/06/30      16392.20                    12771.47
  1994/07/31      16826.02                    12894.29
  1994/08/31      17022.27                    13199.56
  1994/09/30      16578.12                    12783.84
  1994/10/31      16918.98                    13209.54
  1994/11/30      16278.58                    12574.68
  1994/12/31      16185.62                    12653.42
  1995/01/31      15514.23                    12167.34
  1995/02/28      15555.05                    12132.42
  1995/03/31      16033.99                    12889.13
  1995/04/30      16492.10                    13373.87
  1995/05/31      16721.16                    13214.45
  1995/06/30      16877.33                    12982.71
  1995/07/31      17626.97                    13790.96
  1995/08/31      17137.63                    13264.89
  1995/09/30      17387.51                    13523.95
  1995/10/31      17043.92                    13160.43
  1995/11/30      17241.74                    13526.60
  1995/12/31      17762.33                    14071.59
  1996/01/31      18095.50                    14129.36
  1996/02/29      18135.35                    14177.13
  1996/03/31      18412.72                    14478.19
  1996/04/30      18924.77                    14899.12
  1996/05/31      18935.44                    14624.95
  1996/06/30      19074.12                    14707.26
  1996/07/31      18508.73                    14277.40
  1996/08/31      18647.41                    14308.69
  1996/09/30      19191.47                    14688.81
  1996/10/31      18999.45                    14538.50
  1996/11/30      19991.56                    15116.96
  1996/12/31      20098.24                    14922.50
  1997/01/31      20098.24                    14403.20
  1997/02/28      20563.89                    14642.29
  1997/03/31      20750.73                    14697.93
  1997/04/30      20925.89                    14778.77
  1997/05/31      22233.75                    15743.38
  1997/06/30      23401.49                    16613.99
  1997/07/31      24195.56                    16885.13
  1997/08/31      22373.88                    15626.35
  1997/09/30      24020.40                    16504.08
  1997/10/31      22338.85                    15239.70
  1997/11/30      22233.75                    15087.31
  1997/12/31      22420.59                    15221.74
  1998/01/31      23156.27                    15920.71
  1998/02/28      24459.73                    16945.21
  1998/03/31      25569.25                    17470.17
  1998/04/30      26287.91                    17611.34
  1998/05/31      26250.08                    17529.09
  1998/06/30      25997.92                    17664.94
  1998/07/31      26199.65                    17847.24
  1998/08/31      21433.79                    15639.36
  1998/09/30      21408.57                    15163.30
  1998/10/31      23362.83                    16747.41
  1998/11/30      24737.11                    17608.72
  1998/12/31      25291.87                    18306.73
  1999/01/31      25644.89                    18256.02
  1999/02/28      24964.97                    17824.27
  1999/03/31      25976.71                    18571.82
  1999/04/30      27132.99                    19327.32
  1999/05/31      25884.74                    18335.26
  1999/06/30      27330.08                    19053.27
IMATRL PRASUN   SHR__CHT 19990630 19990714 113134 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Overseas Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $27,330 - a 173.30% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,053 - a 90.53% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                               % OF FUND'S INVESTMENTS

Elf Aquitaine (France)          1.8

Nokia AB (Finland)              1.7

BP Amoco PLC (United Kingdom)   1.6

Shell Transport & Trading Co.   1.5
PLC (Reg.)  (United Kingdom)

SmithKline Beecham PLC          1.4
(United Kingdom)

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1999
            % OF FUND'S INVESTMENTS

FINANCE      21.2

UTILITIES    17.4

HEALTH       8.0

ENERGY       7.1

TECHNOLOGY   7.0

TOP FIVE COUNTRIES AS OF JUNE 30, 1999
(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS

Japan                          22.7

United Kingdom                 19.3

France                         12.1

Germany                        8.3

Netherlands                    6.7

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: OVERSEAS - SERVICE CLASS  5.03%        10.73%        10.56%

MSCI EAFE                      7.86%        8.33%         6.66%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 1999, the index included over 1,000 equity securities of companies domiciled in 21 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

(checkmark)UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

$10,000 OVER 10 YEARS
             VIP OVERSEAS - SC           MS EAFE (NET MA TAX)
             00495                       MS001
  1989/06/30      10000.00                    10000.00
  1989/07/31      10935.39                    11255.73
  1989/08/31      10858.24                    10749.52
  1989/09/30      11533.27                    11239.18
  1989/10/31      10906.46                    10787.62
  1989/11/30      11494.70                    11329.90
  1989/12/31      12217.94                    11747.95
  1990/01/31      12054.00                    11310.82
  1990/02/28      11772.65                    10521.39
  1990/03/31      12217.63                     9425.31
  1990/04/30      12285.35                     9350.51
  1990/05/31      13088.25                    10417.42
  1990/06/30      13378.45                    10325.66
  1990/07/31      14055.60                    10471.11
  1990/08/31      12623.92                     9454.28
  1990/09/30      11424.41                     8136.68
  1990/10/31      12488.49                     9404.53
  1990/11/30      12101.55                     8849.78
  1990/12/31      12014.49                     8993.14
  1991/01/31      12130.57                     9284.03
  1991/02/28      12539.25                    10279.26
  1991/03/31      12172.49                     9662.17
  1991/04/30      12440.12                     9757.06
  1991/05/31      12469.86                     9858.87
  1991/06/30      11785.90                     9134.43
  1991/07/31      12370.74                     9583.22
  1991/08/31      12410.39                     9388.60
  1991/09/30      12915.92                     9917.74
  1991/10/31      13005.13                    10058.33
  1991/11/30      12539.25                     9588.76
  1991/12/31      12975.40                    10083.95
  1992/01/31      13134.00                     9868.56
  1992/02/29      12860.30                     9515.35
  1992/03/31      12599.07                     8887.18
  1992/04/30      13382.75                     8929.42
  1992/05/31      13965.48                     9527.12
  1992/06/30      13704.26                     9075.23
  1992/07/31      12830.16                     8842.96
  1992/08/31      12719.64                     9397.60
  1992/09/30      12207.24                     9212.02
  1992/10/31      11373.33                     8728.81
  1992/11/30      11313.04                     8810.95
  1992/12/31      11584.32                     8856.52
  1993/01/31      11915.87                     8855.44
  1993/02/28      12149.27                     9122.93
  1993/03/31      12992.11                     9918.14
  1993/04/30      13855.51                    10859.39
  1993/05/31      14153.59                    11088.74
  1993/06/30      13804.12                    10915.74
  1993/07/31      14348.88                    11297.84
  1993/08/31      15119.78                    11907.73
  1993/09/30      15037.55                    11639.70
  1993/10/31      15582.31                    11998.40
  1993/11/30      14924.48                    10949.62
  1993/12/31      15911.23                    11740.26
  1994/01/31      16949.36                    12732.84
  1994/02/28      16650.42                    12697.58
  1994/03/31      16237.26                    12150.67
  1994/04/30      16774.37                    12666.22
  1994/05/31      16567.79                    12593.49
  1994/06/30      16392.20                    12771.47
  1994/07/31      16826.02                    12894.29
  1994/08/31      17022.27                    13199.56
  1994/09/30      16578.12                    12783.84
  1994/10/31      16918.98                    13209.54
  1994/11/30      16278.58                    12574.68
  1994/12/31      16185.62                    12653.42
  1995/01/31      15514.23                    12167.34
  1995/02/28      15555.05                    12132.42
  1995/03/31      16033.99                    12889.13
  1995/04/30      16492.10                    13373.87
  1995/05/31      16721.16                    13214.45
  1995/06/30      16877.33                    12982.71
  1995/07/31      17626.97                    13790.96
  1995/08/31      17137.63                    13264.89
  1995/09/30      17387.51                    13523.95
  1995/10/31      17043.92                    13160.43
  1995/11/30      17241.74                    13526.60
  1995/12/31      17762.33                    14071.59
  1996/01/31      18095.50                    14129.36
  1996/02/29      18135.35                    14177.13
  1996/03/31      18412.72                    14478.19
  1996/04/30      18924.77                    14899.12
  1996/05/31      18935.44                    14624.95
  1996/06/30      19074.12                    14707.26
  1996/07/31      18508.73                    14277.40
  1996/08/31      18647.41                    14308.69
  1996/09/30      19191.47                    14688.81
  1996/10/31      18999.45                    14538.50
  1996/11/30      19991.56                    15116.96
  1996/12/31      20098.24                    14922.50
  1997/01/31      20098.24                    14403.20
  1997/02/28      20563.89                    14642.29
  1997/03/31      20750.73                    14697.93
  1997/04/30      20925.89                    14778.77
  1997/05/31      22233.75                    15743.38
  1997/06/30      23401.49                    16613.99
  1997/07/31      24195.56                    16885.13
  1997/08/31      22373.88                    15626.35
  1997/09/30      24020.40                    16504.08
  1997/10/31      22338.85                    15239.70
  1997/11/30      22233.75                    15087.31
  1997/12/31      22420.59                    15221.74
  1998/01/31      23156.27                    15920.71
  1998/02/28      24459.73                    16945.21
  1998/03/31      25569.25                    17470.17
  1998/04/30      26275.30                    17611.34
  1998/05/31      26237.47                    17529.09
  1998/06/30      25985.31                    17664.94
  1998/07/31      26187.04                    17847.24
  1998/08/31      21421.18                    15639.36
  1998/09/30      21395.96                    15163.30
  1998/10/31      23350.22                    16747.41
  1998/11/30      24711.89                    17608.72
  1998/12/31      25266.65                    18306.73
  1999/01/31      25619.68                    18256.02
  1999/02/28      24926.61                    17824.27
  1999/03/31      25951.53                    18571.82
  1999/04/30      27094.71                    19327.32
  1999/05/31      25859.55                    18335.26
  1999/06/30      27291.81                    19053.27
IMATRL PRASUN   SHR__CHT 19990630 19990714 113135 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Overseas Portfolio - Service Class on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $27,292 - a 172.92% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,053 - a 90.53% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                               % OF FUND'S INVESTMENTS

Elf Aquitaine (France)          1.8

Nokia AB (Finland)              1.7

BP Amoco PLC (United Kingdom)   1.6

Shell Transport & Trading Co.   1.5
PLC (Reg.)  (United Kingdom)

SmithKline Beecham PLC          1.4
(United Kingdom)

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1999
            % OF FUND'S INVESTMENTS

FINANCE      21.2

UTILITIES    17.4

HEALTH       8.0

ENERGY       7.1

TECHNOLOGY   7.0

TOP FIVE COUNTRIES AS OF JUNE 30, 1999
(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS

Japan                          22.7

United Kingdom                 19.3

France                         12.1

Germany                        8.3

Netherlands                    6.7

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Mace)

An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, RICK?

A. The fund fared well. For the six months that ended June 30, 1999, the fund's return topped the 4.08% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 1999, the fund's return lagged the 7.86% return of the EAFE index.

Q. WHAT FACTORS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE
DURING THE PERIOD?

A. Good stock selection in several industries - including telecommunications - helped performance. The telecommunications industry has undergone a major transformation, sparked primarily by worldwide privatization, deregulation and technological advances. This spawned a rash of mergers, acquisitions and alliances among industry participants seeking to expand their global market shares and defend their positions at home. The fund's stakes in companies such as Japan's NTT Mobile Communications and DDI Corp., and the United Kingdom's British Telecommunications and Vodafone AirTouch, performed very well. The fund's energy-related investments - including France's Elf Aquitaine, and the U.K.'s BP Amoco and Shell Transport & Trading - also performed well as the price of oil rebounded sharply.

Q. WHICH OTHER INVESTMENTS STOOD OUT AMONG THE FUND'S TOP
CONTRIBUTORS?

A. The fund's longstanding position in Finnish telecom company Nokia generated good results. When I looked at the stock a year and a half ago, it was trading at a price-to-earnings (P/E) ratio of 20 and the company was growing its earnings at a 30% to 40% clip. On that basis, when I compared Nokia to its counterpart growth stocks in the U.S., the stock should have been trading at a higher P/E multiple. Thus, I felt the valuation was attractive.

Q. WHAT FACTORS HINDERED THE FUND'S PERFORMANCE?

A. A major underweighting - relative to the EAFE index - in Japanese banks detracted from performance. Bank shares in general soared following the Japanese government's unveiling of a plan to inject capital into the country's troubled banking system. I could find no great benefit to the shareholders of these banks, so I decided to avoid them. In addition, the fund's food and household products positions declined during the period, namely Swiss-based Nestle and the U.K.-based Unilever. These companies were hit particularly hard, as investors became concerned that economic weakness would erode sales growth.

Q. THE FUND'S COMBINED INVESTMENTS IN JAPAN, THE U.K. AND FRANCE
TOTALED AROUND 54% AT THE CLOSE OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH PERFORM?

A. The fund was underweighted - at approximately 23% and 19%, respectively - in both Japan and the U.K. relative to the EAFE index during the period. At 12%, the fund was overweighted in France. The underweighting in Japan hurt somewhat, as the Japanese market turned the corner and beat the EAFE's return over the past six months. The fund's U.K. positions, while moderately underweighted relative to the index, outperformed it. The fund's investments in France performed well for the most part, but the weak performance of the euro muted much of that performance. It's important to note that the fund's country weightings are accumulated strictly as a result of my stock selection process. If our research team uncovers more stocks that meet my investing criteria in a particular country, the fund may be overweighted in that market.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic that Europe's economies can continue to improve. Since the beginning of 1999, the European Central Bank has cut interest rates and the euro has depreciated 12% against the dollar. This could bode well for European exporters. Consumer spending is also expected to be fairly strong, and stronger domestic growth could allow more small-company stocks to perform well. My outlook on Japan is a bit more tentative. We've begun to see signs of gradual improvement, but nothing to write home about yet. I'd like to see more concrete evidence of a turnaround in Japan before I commit to that market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

GOAL: seeks long-term growth of capital primarily by investments in foreign securities

START DATE: January 28, 1987

SIZE: as of June 30, 1999, more than $2.2 billion

MANAGER: Richard Mace, since 1996;
joined Fidelity in 1987

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.7%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 2.6%

AMP Ltd.                          222,400                     $ 2,450,915

Australia & New Zealand           910,042                      6,745,668
Banking Group Ltd.

Brambles Industries Ltd.          50,600                       1,343,761

Broken Hill Proprietary Co.       497,654                      5,811,044
Ltd. (The)

Cable & Wireless Optus Ltd.       1,277,200                    2,931,608
(a)

Coles Myer Ltd.                   420,326                      2,465,266

Commonwealth Bank of Australia    116,600                      1,871,122

CSR Ltd.                          248,800                      717,171

Fosters Brewing Group Ltd.        541,900                      1,539,619

Goodman Fielder Ltd.              1,101,900                    990,372

National Australia Bank Ltd.      418,100                      6,974,431

News Corp. Ltd.                   652,382                      5,611,041

News Corp. Ltd. sponsored ADR     44,200                       1,395,063
 (ltd. vtg.)

Rio Tinto Ltd.                    235,600                      3,894,260

WMC Ltd.                          2,027,296                    8,779,109

Woolworths Ltd.                   571,300                      1,915,530

                                                               55,435,980

BELGIUM - 0.4%

Electrabel SA                     12,900                       4,176,799

Fortis B                          128,700                      4,053,922

                                                               8,230,721

BERMUDA - 0.0%

Pacific Century Insurance         194,000                      157,026
Holdings Ltd.

CANADA - 1.0%

BCE, Inc.                         295,600                      14,500,103

Celestica, Inc. (sub-vtg.)        50,500                       2,199,255

Cinar Films, Inc. Class B         136,500                      3,344,250
(sub. vtg.) (a)

Newbridge Networks Corp. (a)      33,000                       947,563

Noranda, Inc.                     108,400                      1,437,725

                                                               22,428,896

DENMARK - 0.6%

Carlsberg AS Class B              58,800                       2,444,229

Den Danske Bank Group AS          30,400                       3,285,576

Ratin AS Class B                  15,100                       1,767,978

Tele Danmark AS Class B           39,000                       1,912,983

Unidanmark AS Class A             43,200                       2,873,216

                                                               12,283,982

FINLAND - 2.5%

Asko OY Class A                   32,100                       524,984

Helsinki Telephone Corp.          53,400                       2,541,023
Class E

Nokia AB                          404,600                      37,046,179

Sampo Insurance Co. Ltd.          97,800                       2,842,855

Sonera Group PLC (e)              74,500                       1,633,810

UPM-Kymmene Corp.                 269,100                      8,351,115

Valmet OY                         45,800                       521,156

                                                               53,461,122



                                 SHARES                       VALUE (NOTE 1)

FRANCE - 11.9%

Alcatel Alsthom Compagnie         45,550                      $ 6,462,407
Generale d'Electricite SA
(RFD)

AXA SA de CV (a)                  136,726                      16,731,904

Banque Nationale de Paris         205,800                      17,201,497

Canal Plus SA                     9,000                        2,533,265

Cap Gemini SA                     34,800                       5,486,226

Castorama Dubois                  22,900                       5,448,448
Investissements SA

Club Mediterranee SA (a)          22,000                       2,341,788

Coflexip SA sponsored ADR         83,400                       3,627,900

Compagnie de St. Gobain           27,600                       4,411,102

Compagnie Financiere de           51,200                       5,757,169
Paribas  Class A (Reg.) (a)

Elf Aquitaine                     268,637                      39,523,204

France Telecom SA                 206,000                      15,609,333

Groupe Danone                     36,700                       9,491,079

L'Oreal SA                        5,000                        3,390,410

Lafarge SA                        29,821                       2,844,216

Lagardere S.C.A. (Reg.)           67,400                       2,516,962

Michelin SA (Compagnie            66,519                       2,729,716
Generale des Etablissements)
Class B

Pechiney SA Class A               15,996                       689,682

Pinault Printemps SA              17,000                       2,926,252

Rhone-Poulenc SA Class A          148,172                      6,834,432

Sanofi-Synthelabo SA (a)          264,968                      11,279,056

Scor SA                           96,500                       4,801,555

Seita                             29,700                       1,720,497

Societe Generale, France          53,000                       9,369,738
Class A (a)

Suez Lyonnaise des Eaux           72,000                       13,026,622

Television Francaise 1 SA         34,900                       8,159,121
(T.F.1)

Total Fina SA Class B             158,954                      20,485,195

Union Assurances Federales SA     48,499                       5,769,526

Valeo SA                          28,700                       2,375,097

Vivendi SA                        308,800                      25,091,867

                                                               258,635,266

GERMANY - 7.6%

Allianz AG (Reg.)                 42,800                       11,965,173

BASF AG                           315,100                      14,081,264

Bayer AG                          206,600                      8,644,868

Bayerische Hypo-und               53,500                       3,485,507
Vereinsbank AG

Continental Gummi-Werke AG        36,600                       871,179

DaimlerChrysler AG (Reg.)         153,011                      13,598,849

Deutsche Bank AG                  156,900                      9,579,253

Deutsche Lufthansa AG (Reg.)      107,600                      1,966,792

Deutsche Telekom AG               571,200                      23,930,553

FAG Kugelfischer Georg            131,900                      1,352,160
Schaefer AG

Fresenius Medical Care AG         31,100                       1,857,898

Hoechst AG                        39,000                       1,773,099

Holzmann (Phillip) AG (a)         2,100                        360,609

Mannesmann AG                     190,600                      28,727,111

Metro AG                          46,100                       2,913,746

Munich Reinsurance

AG: (Reg.)                        29,946                       5,563,584

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - CONTINUED

Munich Reinsurance AG: -
continued

(RFD)                             15,646                      $ 2,879,312

RWE AG                            101,200                      4,699,370

Schering AG (a)                   18,300                       1,935,637

Siemens AG                        123,600                      9,588,073

Veba AG                           164,200                      9,715,803

Viag AG                           11,800                       5,622,319

                                                               165,112,159

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         276,000                      2,454,535

Dah Sing Financial Holdings       774,000                      2,947,878
Ltd.

Dao Heng Bank Group Ltd.          630,000                      2,825,731

Wing Hang Bank Ltd.               578,000                      1,858,701

                                                               10,086,845

HUNGARY - 0.1%

Matav RT sponsored ADR            38,400                       1,056,000

IRELAND - 0.8%

Bank of Ireland, Inc. (Great      575,719                      9,720,832
Britain)

CRH PLC                           164,195                      2,921,446

Elan Corp. PLC sponsored ADR      172,800                      4,795,200
(a)

                                                               17,437,478

ITALY - 3.5%

Assicurazioni Generali Spa        350,200                      12,186,574

Banca Commerciale Italiana Spa    761,800                      5,584,080

Banca di Roma                     1,486,150                    2,150,750

Eni Spa sponsored ADR             1,837,900                    10,874,954

Italgas Spa                       342,300                      1,439,031

Olivetti & Co. Spa                1,883,500                    4,545,586

San Paolo-IMI Spa                 479,100                      6,554,872

Telecom Italia Mobile Spa         1,313,900                    7,874,995

Telecom Italia Spa                1,932,324                    20,325,539

Unicredito Italiano Spa           1,065,800                    4,702,234

                                                               76,238,615

JAPAN - 20.9%

Aiful Corp.                       27,200                       3,325,255

Aiful Corp. (e)                   65,200                       7,970,832

Aiwa Co. Ltd.                     42,300                       1,395,752

Alps Electric Co. Ltd.            46,000                       1,075,768

Aoyama Trading Co. Ltd.           50,900                       1,603,943

Asahi Chemical Industry Co.       328,000                      1,815,533
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     103,000                      1,463,964

Banyu Pharmaceutical Co. Ltd.     315,000                      5,196,948

Canon, Inc.                       180,000                      5,242,500

Dai Nippon Printing Co. Ltd.      140,000                      2,234,688

Dai-Ichi Kangyo Bank Ltd.         476,000                      3,062,735

Dainippon Screen                  224,000                      1,154,877
Manufacturing  Co. Ltd.

Daiwa Securities Co. Ltd.         989,000                      6,526,707

DDI Corp.                         3,828                        23,777,968



                                 SHARES                       VALUE (NOTE 1)

Fancl Corp.                       13,000                      $ 2,359,249

Fuji Bank Ltd.                    902,000                      6,279,959

Fuji Machine Manufacturing        36,000                       1,107,692
Co. Ltd.

Fuji Photo Film Co. Ltd.          137,000                      5,175,995

Furukawa Electric Co. Ltd.        1,590,000                    7,279,439

Hirose Electric Co. Ltd.          11,500                       1,191,503

Hitachi Ltd.                      1,352,000                    12,767,951

Honda Motor Co. Ltd.              393,000                      17,046,376

Hoya Corp.                        29,000                       1,633,904

Ito-Yokado Co. Ltd.               320,000                      21,381,729

Kao Corp.                         242,000                      6,787,379

Kirin Brewery Co. Ltd.            1,715,000                    20,513,509

Koa Denko Co. Ltd.                64,000                       697,942

Kobe Steel Ltd. Ord.              571,000                      508,707

Kokusai Denshin Denwa             99,800                       7,154,152

Kyocera Corp.                     150,000                      8,785,317

Matsushita Electric               869,000                      17,233,357
Industrial Co. Ltd.

Matsushita Electric Works Co.     105,000                      1,011,673
Ltd.

Matsushita-Kotobuk                73,000                       2,059,476
Electronics  Industries Ltd.

Minolta Co. Ltd.                  871,000                      4,454,692

Mitsubishi Electric Corp.         2,602,000                    9,980,863

Mitsubishi Estate Co. Ltd.        646,000                      6,293,471

Mitsubishi Trust & Banking        427,000                      4,142,314
Corp.

Mitsui Fudosan Co. Ltd.           288,000                      2,328,233

NEC Corp.                         291,000                      3,612,745

Nichicon Corp.                    167,000                      2,431,471

Nikko Securities Co. Ltd.         1,688,000                    10,875,051

Nintendo Co. Ltd.                 44,900                       6,300,260

Nippon Computer Systems Corp.     132,000                      2,139,658

Nippon Telegraph & Telephone      1,368                        15,911,570
Corp.

Nippon Zeon Co. Ltd.              153,000                      1,111,924

Nomura Securities Co. Ltd.        916,000                      10,707,132

NTT Mobile Communication          756                          10,102,867
Network, Inc.

Omron Corp.                       1,524,000                    26,400,496

Orix Corp.                        60,900                       5,425,614

Ricoh Co. Ltd.                    465,000                      6,390,514

Rohm Co. Ltd.                     13,000                       2,032,172

Ryohin Keikaku Co. Ltd.           12,200                       3,064,467

Sankyo Co. Ltd.                   108,000                      2,717,261

Secom Ltd.                        58,000                       6,028,460

Sekisui Chemical Co. Ltd.         5,000                        28,954

Sharp Corp.                       759,000                      8,953,352

Shin-Etsu Chemical Co. Ltd.       141,000                      4,710,662

Shohkoh Fund & Co. Ltd.           6,600                        4,725,758

Softbank Corp.                    55,700                       11,261,762

Sony Corp.                        60,000                       6,622,500

Sumitomo Realty &                 474,000                      1,775,178
Development Co. Ltd.

Takeda Chemical Industries        582,000                      26,933,555
Ltd.

Takefuji Corp.                    73,100                       7,543,667

Takefuji Corp. (e)                36,400                       3,756,354

Terumo Corp.                      202,000                      4,490,741

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

THK Co. Ltd.                      348,400                     $ 8,047,185

Toyota Motor Corp.                125,000                      3,949,268

Yahoo Japan Corp.                 6                            2,242,112

Yamaha Motor Co. Ltd.             242,000                      2,243,828

Yamanouchi Pharmaceutical Co.     141,000                      5,385,276
Ltd.

                                                               451,944,166

LUXEMBOURG - 0.1%

Stolt Comex Seaway SA             103,100                      1,121,213

MALAYSIA - 0.1%

Oriental Holdings BHD             1,116,000                    3,054,316

MEXICO - 0.8%

Banacci SA de CV Class O (a)      1,236,000                    3,152,657

Empresas ICA Sociedad             255,400                      1,723,950
Controladora SA de CV
sponsored ADR

Grupo Elektra SA de CV:

ADR                               96,400                       566,350

Unit                              584,000                      342,796

Grupo Financiero Bancomer SA      22,638,000                   8,262,749
de  CV Series A

Tubos de Acero de Mexico SA       326,700                      3,552,863
sponsored ADR

                                                               17,601,365

NETHERLANDS - 6.6%

ABN AMRO Holding NV               323,000                      7,016,674

Aegon NV                          69,500                       5,057,762

Ahrend (KON) NV                   50,890                       887,037

Akzo Nobel NV                     202,600                      8,550,846

CSM NV                            38,400                       1,924,574

Equant NV (Reg.)                  45,200                       4,254,450

Exact Holding NV (a)(e)           100                          2,591

Fortis Amev NV                    336,800                      10,434,663

Heineken NV                       94,600                       4,858,698

ING Groep NV                      372,086                      20,207,479

Koninklijke (Royal) Philips       197,996                      19,590,742
Electronics NV

Koninklijke Ahold NV              225,477                      7,790,372

Koninklijke KPN NV                196,500                      9,248,759

Nutreco Holding NV                69,433                       2,470,779

Royal Dutch Petroleum Co.         80,980                       4,879,044
(Hague Registry)

Samas Groep NV                    78,200                       1,160,829

STMicroelectronics NV             77,000                       5,341,875

TNT Post Group NV                 81,500                       1,951,723

Unilever NV                       169,817                      11,479,851

Vedior NV                         192,700                      3,289,085

Vendex NV CVA                     172,400                      4,618,985

Vnu NV                            138,000                      5,531,721

Wolters Kluwer NV                 59,500                       2,375,821

                                                               142,924,360

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  495,600                      1,194,988



                                 SHARES                       VALUE (NOTE 1)

PORTUGAL - 0.1%

Electricidade de Portugal SA      149,600                     $ 2,702,000

SINGAPORE - 0.5%

Development Bank of Singapore     362,000                      4,427,874
Ltd.  (For. Reg.)

Oversea-Chinese Banking Corp.     220,000                      1,837,107
 (For. Reg.)

Overseas Union Bank Ltd.          387,300                      1,867,604

United Overseas Bank Ltd.         312,000                      2,183,358
(For. Reg.)

                                                               10,315,943

SPAIN - 2.9%

Argentaria Caja Postal y          118,600                      2,710,129
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    255,100                      3,697,074

Banco Santander Central           1,158,168                    12,100,476
Hispano SA

Endesa SA                         314,700                      6,732,196

Iberdrola SA                      336,700                      5,144,381

Tabacalera SA Series A            96,900                       1,964,669

Telefonica SA (a)                 624,600                      30,180,147

Union Electrica Fenosa SA         71,400                       936,541

                                                               63,465,613

SWEDEN - 2.0%

ABB Ltd.                          37,263                       3,508,196

Electrolux AB                     236,400                      4,983,178

Ericsson (L.M.) Telefon AB        401,300                      13,217,819
Class B

Nordbanken Holding AB             532,200                      3,132,349

Skandia Foersaekrings AB          176,100                      3,315,854

Skandinaviska Enskilda Banken     178,400                      2,091,553
Class A

Svenska Handelsbanken             236,800                      2,860,361

Swedish Match Co.                 1,572,900                    5,643,943

Volvo AB Class B                  137,600                      4,041,999

                                                               42,795,252

SWITZERLAND - 5.8%

ABB Ltd. (Reg.)                   50,251                       4,748,917

Credit Suisse Group (Reg.)        71,454                       12,399,127

Gretag Imaging Holding AG         23,500                       2,277,690
(Reg.)

Holderbank Financiere Glarus      1,040                        1,231,067
AG (Bearer)

Julius Baer Holding AG            1,392                        3,977,913

Nestle SA (Reg.)                  14,400                       26,018,836

Novartis AG (Reg.)                19,100                       27,968,649

Roche Holding AG                  1,290                        13,297,768
participation certificates

Swatch Group AG (The) (Reg.)      18,000                       2,577,732

Swiss Reinsurance Co. (Reg.)      3,000                        5,728,293

Swisscom AG                       24,700                       9,321,055

UBS AG                            55,834                       16,712,022

                                                               126,259,069

TAIWAN - 0.5%

Taiwan Semiconductor              3,093,450                    11,827,897
Manufacturing Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - 19.3%

Abbey National PLC                260,900                     $ 4,901,174

Allied Domecq PLC                 323,200                      3,119,874

Allied Zurich PLC                 1,063,500                    13,377,732

Amvescap PLC                      466,400                      4,152,760

Asda Group PLC                    857,300                      2,937,696

Ashtead Group PLC                 790,900                      2,183,102

AstraZeneca Group PLC             137,700                      5,396,125

BG PLC                            618,100                      3,777,850

Boots Co. PLC                     230,700                      2,741,859

BP Amoco PLC                      1,955,393                    35,359,902

British Aerospace PLC             308,234                      2,007,913

British American Tobacco PLC      537,100                      5,053,356

British Energy PLC                357,000                      3,040,719

British Telecommunications PLC    1,356,300                    23,226,721

BTP PLC                           144,800                      992,368

BTR Siebe PLC                     870,700                      4,123,499

Cadbury Schweppes PLC             669,600                      4,266,887

Caradon PLC                       5,074,280                    11,965,474

CGU PLC                           328,600                      4,750,227

Cookson Group PLC                 1,151,238                    3,885,914

Courtaulds Textiles PLC           552,200                      1,419,706

Diageo PLC                        770,300                      8,049,337

Dixons Group PLC                  128,800                      2,407,401

Gallaher Group PLC                182,900                      1,127,989

General Electric Co. PLC          550,100                      5,613,843

Glaxo Wellcome PLC                839,800                      23,776,867

Hays PLC                          156,400                      1,649,121

Hilton Group PLC                  382,600                      1,517,740

Kingfisher PLC                    713,400                      8,214,294

Lloyds TSB Group PLC              1,473,800                    19,991,773

Marks & Spencer PLC               93,700                       542,400

National Grid Group PLC           563,390                      3,923,324

National Westminster Bank PLC     146,400                      3,105,830

Orange PLC (a)                    408,700                      5,995,175

Pearson PLC                       269,800                      5,485,411

Peninsular & Oriental Steam       124,100                      1,864,451
Navigation Co.

Prudential Corp. PLC              454,200                      6,691,266

Rentokil Initial PLC              3,144,500                    12,275,554

Reuters Group PLC                 618,600                      8,142,365

Rio Tinto PLC (Reg.)              197,500                      3,312,981

Royal & Sun Alliance              421,280                      3,780,919
Insurance  Group PLC

Royal Bank of Scotland Group      254,000                      5,176,194
PLC

Sainsbury (J.) PLC                392,700                      2,477,623

Schroders PLC                     39,300                       803,363

Scottish & Newcastle PLC          318,300                      3,316,071

Scottish & Southern Energy PLC    356,300                      3,647,328

Shell Transport & Trading Co.     4,304,300                    33,268,981
PLC (Reg.)

Smith (David S.) Holdings PLC     511,600                      1,198,316

SmithKline Beecham PLC            2,317,042                    30,614,077

South African Breweries PLC       355,400                      3,043,908
(a)



                                 SHARES                       VALUE (NOTE 1)

Standard Chartered PLC            8,373                       $ 136,822

Tarmac PLC                        3,569,159                    6,699,265

Tomkins PLC                       396,800                      1,721,150

Unilever PLC                      1,494,910                    13,921,405

Vodafone AirTouch PLC             1,340,144                    26,400,842

Vodafone AirTouch PLC             59,650                       11,751,050
sponsored ADR

WPP Group PLC                     315,300                      2,668,136

                                                               416,993,430

UNITED STATES OF AMERICA - 0.5%

Ask Jeeves, Inc.                  400                          5,600

Baker Hughes, Inc.                69,800                       2,338,300

Clarent Corp.                     1,400                        21,000

Halliburton Co.                   65,600                       2,968,400

Kaiser Aluminum Corp. (a)         8,200                        72,775

McDermott International, Inc.     20,500                       579,125

Newmont Mining Corp.              136,800                      2,718,900

Noble Drilling Corp. (a)          43,600                       858,375

Smith International, Inc. (a)     13,300                       577,719

Weatherford International,        39,100                       1,432,038
Inc. (a)

                                                               11,572,232

TOTAL COMMON STOCKS                                            1,984,335,934
(Cost $1,517,977,494)

PREFERRED STOCKS - 1.0%



CONVERTIBLE PREFERRED STOCKS
- 0.3%

AUSTRALIA - 0.3%

WBK STRYPES Trust (Westpac        174,300                      5,642,963
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.5%

Dyckerhoff AG                     7,000                        2,121,657

SAP AG (Systeme  Anwendungen      15,300                       6,205,800
Produkte)

Wella AG                          4,300                        3,091,454

                                                               11,418,911

ITALY - 0.2%

Telecom Italia Spa Risp           742,025                      4,049,025

TOTAL NONCONVERTIBLE                                           15,467,936
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         21,110,899
(Cost $15,760,716)

INVESTMENT COMPANIES - 0.9%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            142,400                      1,352,800

Templeton Dragon Fund, Inc.       310,500                      3,434,906

                                                               4,787,706

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - 0.2%

New Germany Fund, Inc. (The)      370,600                     $ 4,516,688

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           209,100                      2,051,794

MULTI-NATIONAL - 0.4%

European Warrant Fund, Inc.       118,700                      1,884,363

Morgan Stanley Asia-Pacific       670,800                      6,456,450
Fund, Inc.

                                                               8,340,813

TOTAL INVESTMENT COMPANIES                                     19,697,001
(Cost $19,802,736)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)

FRANCE - 0.2%

Groupe Danone  3% 1/1/02          A1     EUR   1,547,358                          2,617,159

Suez Lyonnaise des Eaux 4%        A+     EUR   1,189,102                          2,715,431
1/1/06

TOTAL FRANCE                                                                      5,332,590

NETHERLANDS - 0.1%

Koninklijke Ahold NV  3%          Baa1   NLG   4,750,000                          2,864,064
9/30/03

UNITED STATES OF AMERICA - 0.4%

Nestle Holdings, Inc.  3%         -            5,480,000                          6,432,150
6/17/02

Roche Holdings, Inc. liquid       -            3,160,000                          1,777,500
yield option note  0%
4/20/10 (e)

TOTAL UNITED STATES OF AMERICA                                                    8,209,650

TOTAL CONVERTIBLE BONDS                                                           16,406,304
(Cost $18,437,429)

GOVERNMENT OBLIGATIONS - 0.7%



UNITED STATES OF AMERICA - 0.7%

U.S. Treasury Bills, yield at     -            15,000,000                         14,917,721
date of purchase 4.34% to
4.78% 7/1/99 to 9/30/99 (f)
(Cost $14,915,527)


CASH EQUIVALENTS - 5.0%

                                               SHARES

Taxable Central Cash Fund (c)                  108,338,727                         108,338,727
(Cost $108,338,727)

TOTAL INVESTMENT IN                                                              $ 2,164,806,586
SECURITIES - 100%
(Cost $1,695,232,629)


FUTURES CONTRACTS

                           EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

253 Nikkei 225 Index       Sept. 1999           $ 22,460,075                $ 1,494,740
Contracts (Japan)

149 Topix Index Contracts  Sept. 1999            17,196,379                  1,054,349
(Japan)

                                                $ 39,656,454                $ 2,549,089


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 1.8%

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

NLG                          -   Dutch guilder

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable  for Common Stock

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,141,087 or 0.7% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,700,000.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $813,754,126 and $840,324,471, respectively.

The market value of futures contracts opened and closed during the period amounted to $109,159,004 and $142,544,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $825 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,707,366,742. Net unrealized appreciation aggregated $457,439,844, of which $531,467,130 related to appreciated investment securities and $74,027,286 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              3.8

CASH EQUIVALENTS              5.0

CONSTRUCTION & REAL ESTATE    2.4

DURABLES                      4.5

ENERGY                        7.1

FINANCE                       21.2

GOVERNMENT OBLIGATIONS        0.7

HEALTH                        8.0

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        5.4
EQUIPMENT

INVESTMENT COMPANIES          0.9

MEDIA & LEISURE               2.3

NONDURABLES                   6.6

PRECIOUS METALS               0.5

RETAIL & WHOLESALE            3.5

SERVICES                      2.9

TECHNOLOGY                    7.0

TRANSPORTATION                0.4

UTILITIES                        17.4

                              100.0%

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 2,164,806,586
value  (cost $1,695,232,629)
-  See accompanying schedule

Receivable for investments                   52,491,547
sold

Receivable for fund shares                   33,878,668
sold

Dividends receivable                         6,352,043

Interest receivable                          489,592

Other receivables                            55,105

 TOTAL ASSETS                                2,258,073,541

LIABILITIES

Payable to custodian bank      $ 1,109,260

Payable for investments         46,326,496
purchased

Payable for fund shares         460,624
redeemed

Accrued management fee          1,285,467

Distribution fees payable       4,658

Payable for daily variation     366,336
on  futures contracts

Other payables and  accrued     418,210
expenses

 TOTAL LIABILITIES                           49,971,051

NET ASSETS                                  $ 2,208,102,490

Net Assets consist of:

Paid in capital                             $ 1,622,113,054

Undistributed net investment                 5,415,058
income

Accumulated undistributed net                108,549,962
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  472,024,416
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 2,208,102,490

INITIAL CLASS: NET ASSET                     $20.80
VALUE, offering price   and
redemption price per share
 ($2,144,918,224 (divided
by) 103,130,270  shares)

SERVICE CLASS: NET ASSET                     $20.77
VALUE, offering price   and
redemption price per share
 ($63,184,266 (divided by)
3,042,463    shares)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED JUNE 30,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                              $ 30,054,894
Dividends

Interest                                        3,305,018

                                                33,359,912

Less foreign taxes withheld                     (3,571,758)

 TOTAL INCOME                                   29,788,154

EXPENSES

Management fee                   $ 7,714,595

Transfer agent fees               691,895

Distribution fees - Service       22,738
Class

Accounting fees and expenses      484,949

Non-interested trustees'          5,276
compensation

Custodian fees and expenses       710,068

Registration fees                 8,712

Audit                             23,977

Miscellaneous                     30,875

 Total expenses before            9,693,085
reductions

 Expense reductions               (522,927)     9,170,158

NET INVESTMENT INCOME                           20,617,996

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,336,696

 Foreign currency transactions    40,488

 Futures contracts                3,848,156     116,225,340

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            29,187,214

 Assets and liabilities in        72,114
foreign currencies

 Futures contracts                5,102,727     34,362,055

NET GAIN (LOSS)                                 150,587,395

NET INCREASE (DECREASE) IN                     $ 171,205,391
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 521,891
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                             1,036

                                               $ 522,927

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 20,617,996               $ 24,821,303
income

 Net realized gain (loss)       116,225,340                46,470,387

 Change in net unrealized       34,362,055                 174,010,260
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     171,205,391                245,301,950
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (31,839,749)               (37,913,851)
From net investment income

 From net realized gain         (51,354,434)               (111,746,087)

 TOTAL DISTRIBUTIONS            (83,194,183)               (149,659,938)

Share transactions - net        10,528,562                 86,667,359
increase (decrease)

  TOTAL INCREASE (DECREASE)     98,539,770                 182,309,371
IN NET ASSETS

NET ASSETS

 Beginning of period            2,109,562,720              1,927,253,349

 End of period (including      $ 2,208,102,490            $ 2,109,562,720
undistributed net investment
income of $5,415,058 and
$15,374,087, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED  JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                      DOLLARS           SHARES                        DOLLARS

Share transactions Initial   70,526,229                 $ 1,408,673,445    83,667,719                   $ 1,630,270,593
Class  Sold

  Reinvested                 4,250,326                   81,691,268        7,943,861                     149,503,507

  Redeemed                   (75,092,389)                (1,505,806,021)   (88,486,169)                  (1,726,300,500)

  Net increase (decrease)    (315,834)                  $ (15,441,308)     3,125,411                    $ 53,473,600

 Service Class  Sold         3,330,146                  $ 66,705,230       1,950,594                    $ 38,211,430

  Reinvested                 78,277                      1,502,916         8,320                         156,588

  Redeemed                   (2,098,635)                 (42,238,276)      (274,725)                     (5,174,259)

  Net increase (decrease)    1,309,788                  $ 25,969,870       1,684,189                    $ 33,193,759

Distributions From net                                  $ 31,264,559                                    $ 37,874,182
investment income  Initial
Class

  Service Class                                          575,190                                         39,669

  Total                                                 $ 31,839,749                                    $ 37,913,851

 From net realized gain                                 $ 50,426,708                                    $ 111,629,169
Initial Class

  Service Class                                          927,726                                         116,918

  Total                                                 $ 51,354,434                                    $ 111,746,087

                                                        $ 83,194,183                                    $ 149,659,938




FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                1997         1996         1995

Net asset value, beginning of    $ 20.06                         $ 19.20             $ 18.84      $ 17.06      $ 15.67
period

Income from Investment
Operations

Net investment income             .20 D                           .23 D               .30 D        .32 D, E     .17

Net realized and unrealized       1.35                            2.13                1.70         1.88         1.34
gain (loss)

Total from investment             1.55                            2.36                2.00         2.20         1.51
operations

Less Distributions

From net investment income        (.31)                           (.38)               (.33)        (.20)        (.06)

From net realized gain            (.50)                           (1.12)              (1.31)       (.22)        (.02)

In excess of net realized gain    -                               -                   -            -            (.04)

 Total distributions              (.81)                           (1.50)              (1.64)       (.42)        (.12)

Net asset value, end of period   $ 20.80                         $ 20.06             $ 19.20      $ 18.84      $ 17.06

TOTAL RETURN B, C                 8.06%                           12.81%              11.56%       13.15%       9.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,144,918                     $ 2,074,843         $ 1,926,322  $ 1,667,601  $ 1,343,134
(000 omitted)

Ratio of expenses to average      .93% A                          .91%                .92%         .93%         .91%
net assets

Ratio of expenses to average      .88% A, G                       .89% G              .90% G       .92% G       .91%
net assets after  expense
reductions

Ratio of net investment           1.99% A                         1.19%               1.55%        1.84%        1.88%
income to average net assets

Portfolio turnover                85% A                           84%                 67%          92%          50%



FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.48
period

Income from Investment
Operations

Net investment income             .19

Net realized and unrealized       .08
gain (loss)

Total from investment             .27
operations

Less Distributions

From net investment income        (.08)

From net realized gain            -

In excess of net realized gain    -

 Total distributions              (.08)

Net asset value, end of period   $ 15.67

TOTAL RETURN B, C                 1.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,297,701
(000 omitted)

Ratio of expenses to average      .92%
net assets

Ratio of expenses to average      .92%
net assets after  expense
reductions

Ratio of net investment           1.28%
income to average net assets

Portfolio turnover                42%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED  DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                       1997 F

Net asset value, beginning of    $ 20.04                         $ 19.20                    $ 19.36
period

Income from Investment
Operations

Net investment income D           .18                             .15                        .01

Net realized and unrealized       1.36                            2.19                       (.17)
gain (loss)

Total from investment             1.54                            2.34                       (.16)
operations

Less Distributions

From net investment income        (.31)                           (.38)                      -

From net realized gain            (.50)                           (1.12)                     -

Total distributions               (.81)                           (1.50)                     -

Net asset value, end of period   $ 20.77                         $ 20.04                    $ 19.20

TOTAL RETURN B, C                 8.02%                           12.69%                     (0.83)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 63,184                        $ 34,720                   $ 931
(000 omitted)

Ratio of expenses to average      1.04% A                         1.01%                      1.02% A
net assets

Ratio of expenses to average      .99% A, G                       .97% G                     1.01% A, G
net assets after expense
reductions

Ratio of net investment           1.89% A                         .80%                       .31% A
income to average net assets

Portfolio turnover                85% A                           84%                        67%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER SHARE.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund
III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund except the Money Market Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio offers two classes of shares: the funds' original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

MONEY MARKET PORTFOLIO As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INVESTMENT GRADE BOND PORTFOLIO. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

HIGH INCOME, ASSET MANAGER AND BALANCED PORTFOLIOS. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

ASSET MANAGER: GROWTH, EQUITY-INCOME, GROWTH & INCOME, INDEX 500, GROWTH OPPORTUNITIES, CONTRAFUND, GROWTH AND MID CAP PORTFOLIOS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

OVERSEAS PORTFOLIO. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded is expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

MONEY MARKET PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

INVESTMENT GRADE BOND, HIGH INCOME, ASSET MANAGER, BALANCED, ASSET
MANAGER: GROWTH, EQUITY-INCOME, GROWTH & INCOME, INDEX 500, GROWTH OPPORTUNITIES, CONTRAFUND, GROWTH, MID CAP AND OVERSEAS PORTFOLIOS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS - CONTINUED

(including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $35,000,000, $23,817,743,
$16,009,873, $39 and $827,532 or 2.0%, 0.9%, 0.3%, 0.0% and 0.1% of
net assets of the Money Market, High Income, Asset Manager, Balanced and Asset Manager: Growth Portfolios, respectively.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $32,103,750 or 1.3% of net assets of the High Income Portfolio.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

For the period, the management fee was equivalent to an annualized rate of .17% of average net assets. The income-based portion of this fee was equal to $46,996, or an annualized rate of .01% of the fund's average net assets.

For the Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2500% to .5200% for the period for the Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios for the period. The annual individual fund fee rate is .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth and Mid Cap, .45% for High Income and Overseas, .25% for Asset Manager, .15% for Balanced, and .20% for Equity-Income and Growth & Income Portfolios. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets:

Money Market                         .17%

Investment Grade Bond                .43%

High Income                          .59%

Asset Manager                        .54%

Balanced                             .44%

Asset Manager: Growth                .59%

Equity-Income                        .49%

Growth & Income                      .49%

Index 500                            .24%

Growth Opportunities                 .59%

Contrafund                           .59%

Growth                               .59%

Mid Cap                              .59%

Overseas                             .75%

SUB-ADVISER FEE. As the Money Market and Investment Grade Bond
(effective January 1, 1999) Portfolios' investment sub-adviser,
Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

FMR, on behalf of the Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

FMR and Index 500 Portfolio entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management, securities lending and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of .006% of the fund's average net assets. In addition, the fund pays Bankers Trust fees equal to 40% of net income from the fund's securities lending program. For the period, the fund paid Bankers Trust $90,433. This fee is included in the caption "Management fee and sub-advisory fee" on the Statement of Operations.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each fund's class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

HIGH INCOME               79,801

ASSET MANAGER             4,736

BALANCED                  6,847

ASSET MANAGER: GROWTH     2,475

EQUITY-INCOME             139,714

GROWTH & INCOME           13,601

GROWTH OPPORTUNITIES      98,930

CONTRAFUND                112,767

GROWTH                    122,330

MID CAP                   367

OVERSEAS                  22,738

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays a portion of the expenses related to typesetting, printing and mailing of all shareholder reports, except for proxy statements.

For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Money Market, Investment Grade Bond, High Income, Asset Manager,
Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth and Overseas .07%
Mid Cap .10%

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $71,105 to FIDFUNDS, which are being amortized over one year.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. SECURITY LENDING.

Certain funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the Index 500 Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annual rate of .28% of average net assets.

FMR voluntarily agreed to reimburse the Mid Cap Portfolio's operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses, if any) above the annual rates of 1.00% and 1.10% of the average net assets for the Initial Class and Service Class, respectively.

FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.

In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's
Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were record owners of 10% or more of the total outstanding shares of the following funds:

                             FILI                      UNAFFILIATED         INSURANCE COMPANIES
FUND                         % OF OWNERSHIP            # OF                 % OF OWNERSHIP

Money Market                  51%                        0                   0%
Investment Grade Bond         36%                        0                   0%
High Income                   12%                        2                   60%
Asset Manager                 18%                        2                   34%
Balanced                      41%                        1                   49%
Asset Manager: Growth         66%                        1                   11%
Equity-Income                 14%                        1                   29%
Growth & Income               55%                        1                   21%
Index 500                     28%                        1                   10%
Growth Opportunities          23%                        1                   65%
Contrafund                    24%                        2                   37%
Growth                        14%                        1                   29%
Mid Cap                       68%                        1                   32%
Overseas                      13%                        1                   36%


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of each applicable fund's schedule of investments.

10. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the Investment Grade Bond Portfolio, Asset Manager Portfolio, Balanced Portfolio, Asset Manager: Growth Portfolio, Growth & Income Portfolio, Index 500 Portfolio, Growth Opportunities Portfolio and Contrafund Portfolio, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the funds' independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 1999. For the fiscal years ended December 31, 1998 and December 31, 1997, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

11. OTHER MATTERS.

On March 11, 1999, Bankers Trust, the Index 500 Portfolio's sub-advisor, announced that it had reached an agreement with the United States Attorney's Office to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records. As a result of the plea, absent an order from the Securities and Exchange Commission (SEC), Bankers Trust would not be able to continue to provide investment advisory services to the fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments Money Management, Inc. (FIMM),
 Merrimack, NH
 MONEY MARKET, ASSET MANAGER, BALANCED, INVESTMENT
 GRADE BOND AND ASSET MANAGER: GROWTH PORTFOLIOS
Fidelity Management & Research (U.K.) Inc.,
 London, England
 HIGH INCOME, MID CAP, ASSET MANAGER, ASSET MANAGER:    GROWTH,
CONTRAFUND, BALANCED, GROWTH OPPORTUNITIES,
 GROWTH & INCOME, AND OVERSEAS PORTFOLIOS
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
 HIGH INCOME, MID CAP, ASSET MANAGER, ASSET MANAGER:    GROWTH,
CONTRAFUND, BALANCED, GROWTH OPPORTUNITIES,
 GROWTH & INCOME, AND OVERSEAS PORTFOLIOS
Fidelity International Investment Advisors,
 Pembroke, Bermuda
 OVERSEAS PORTFOLIO
Fidelity International Investment Advisors (U.K.) Limited,
 Kent, England
 OVERSEAS PORTFOLIO
Bankers Trust, New York, NY
 INDEX 500 PORTFOLIO

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Abigail P. Johnson, VICE PRESIDENT - GROWTH, MID CAP
 AND GROWTH OPPORTUNITIES PORTFOLIOS
Richard A. Spillane, Jr., VICE PRESIDENT - EQUITY-INCOME,
 OVERSEAS, BALANCED AND GROWTH & INCOME PORTFOLIOS
Fred L. Henning, Jr., VICE PRESIDENT - MONEY MARKET
 AND INVESTMENT GRADE BOND PORTFOLIOS
Dwight D. Churchill, VICE PRESIDENT -
  INVESTMENT GRADE BOND PORTFOLIO
Boyce I. Greer, VICE PRESIDENT - MONEY MARKET PORTFOLIO
Robert A. Lawrence, VICE PRESIDENT - INDEX 500, ASSET MANAGER, AND ASSET MANAGER: GROWTH PORTFOLIOS
Bart A. Grenier, VICE PRESIDENT - HIGH INCOME
 AND CONTRAFUND PORTFOLIOs
John Avery, VICE PRESIDENT - BALANCED PORTFOLIO
Barry J. Coffman, VICE PRESIDENT - HIGH INCOME PORTFOLIO
William Danoff, VICE PRESIDENT - CONTRAFUND PORTFOLIO
Robert K. Duby, VICE PRESIDENT - MONEY MARKET PORTFOLIO
David Felman, VICE PRESIDENT - MID CAP PORTFOLIO
Kevin E. Grant, VICE PRESIDENT - INVESTMENT GRADE BOND
 AND BALANCED PORTFOLIOS
Richard C. Habermann, VICE PRESIDENT - ASSET MANAGER
 AND ASSET MANAGER: GROWTH PORTFOLIOS
Richard R. Mace, Jr., VICE PRESIDENT - OVERSEAS PORTFOLIO
Charles S. Morrison II, VICE PRESIDENT - ASSET MANAGER
 AND ASSET MANAGER: GROWTH PORTFOLIOS

VIP/VIPII/VIPIII-SANN-0899  81787
1.705983.101

Stephen R. Petersen, VICE PRESIDENT - EQUITY-INCOME PORTFOLIO
John J. Todd, VICE PRESIDENT - ASSET MANAGER
 AND ASSET MANAGER: GROWTH PORTFOLIOS
Jennifer Uhrig, VICE PRESIDENT - GROWTH PORTFOLIO
George A. Vanderheiden, VICE PRESIDENT -
 GROWTH OPPORTUNITIES PORTFOLIO
Steven J. Snider, VICE PRESIDENT - ASSET MANAGER
 AND ASSET MANAGER: GROWTH PORTFOLIOS
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
Stanley N. Griffith, ASSISTANT VICE PRESIDENT - MONEY MARKET    AND
INVESTMENT GRADE BOND PORTFOLIOS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER - MONEY MARKET
 AND INVESTMENT GRADE BOND PORTFOLIOS

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN
The Bank of New York, New York, NY
 MONEY MARKET, INVESTMENT GRADE BOND AND
 HIGH INCOME PORTFOLIOS
The Chase Manhattan Bank, New York, NY
 EQUITY-INCOME, ASSET MANAGER, ASSET MANAGER: GROWTH,
 GROWTH & INCOME, BALANCED AND OVERSEAS PORTFOLIOS
Brown Brothers Harriman & Co., Boston, MA
 GROWTH, GROWTH OPPORTUNITIES, MID CAP
 AND CONTRAFUND PORTFOLIOS
Bankers Trust, New York, NY
 INDEX 500 PORTFOLIO

* INDEPENDENT TRUSTEES